UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02110

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Artio International Stock Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Managed by Artio Global Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Artio International Stock Portfolio returned 22.17%, 21.89%, and 21.96%, respectively, compared to its benchmark, Morgan Stanley Capital International (MSCI) All Country World Index (ex-U.S.)1, which returned 41.45%.

MARKET ENVIRONMENT/CONDITIONS

The twelve months ending December 31, 2009 marked a dramatic period of extremes. After suffering severe market disruptions toward the beginning of the period, an environment which initially centered on risk aversion suddenly shifted toward risk seeking amid massive stimulus programs by governments worldwide. The abrupt and violent move upward in markets which began in early March was of a magnitude not witnessed in decades. This proved especially challenging in navigating through these historic inflection points within international equity markets.

The Portfolio underperformed its benchmark, with most of the underperformance occurring from early March through the end of June. The Portfolio’s initial defensive positioning detracted from results. The sudden and dramatic move forward in financials, emerging markets and more cyclical industries led us to underperform. The Portfolio’s underrepresentation and allocation within many of these sectors as well as a focus on companies believed to have higher quality balance sheets had a negative impact on performance.

We have transitioned the Portfolio to take advantage of sectors and companies which may benefit from the dynamics unfolding in the ‘New World’ versus ‘Old World’. This has led us to favor companies and countries linked to the materials/commodity sector amid continued stimulus spending in the emerging markets. We also favor industrial companies such as airports and seaports, which we have long viewed as quasi-monopolies. We also find the cement industry attractive from a valuation perspective.

From a longer-term perspective, we continue to view emerging Asia and Latin America as closely linked to global imbalances (i.e. overspending in the U.S.), creating market vulnerabilities. However, the cyclicality of these regions may continue to support investments there. In China, we increased the weighting to the banking sector in order to benefit from a recovery of the local economy as well as attractive valuations. The Chinese government is taking steps to move the country from one that is export oriented to a more consumer-driven model, but this monumental process should take years.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the period, cash equivalents and an underweight to developed market financials negatively impacted performance. The Portfolio did purchase more cyclical companies in what we believed were solid franchises (e.g. materials, select industrials) ahead of and during the market turnaround. However, banks far outperformed such companies given very generous government handouts and dramatic short-covering in these names. These actions far exaggerated the magnitude and speed of the moves. Within the energy sector, stock selection within developed Europe detracted from performance as did the underweight to emerging Asia and Latin America. Central and Eastern Europe detracted, although the region began to retrace its declines as credit and liquidity concerns began to ease in March. On a positive note, stock selection within the materials sector, particularly in metals and mining companies in Australia, Canada and the U.K. contributed positively to results amid expectations that stimulus efforts would begin to take hold, leading to increased demand for raw materials. The underweight to healthcare benefited results as did the underweight to Japan.

On an absolute basis, consumer discretionary and industrials had a positive impact to returns.

During the second half of the reporting period, performance began to stabilize versus the benchmark as the Portfolio reduced its defensive positioning. Exposure to emerging Asia and Latin America was increased as we anticipated that these regions were likely to continue to gain momentum amid massive stimulus efforts worldwide. Exposure to banks in developed markets was also increased through the purchase of larger, more liquid companies across several markets, affording us the opportunity to quickly reposition if necessary.

Richard Pell

Rudolph-Riad Younes

Portfolio Managers

Artio Global Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX (EX-U.S.)

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year		Since Inception[2]
Artio International Stock Portfolio
Class A	22.17	0.70	–	0.80	—
Class B	21.89	0.44		—	3.09
Class E	21.96	0.54		—	1.15
MSCI All Country World Index (ex-U.S.)[1]	41.45	5.83		—	—

1 The MSCI All Country World Index (ex-U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 22 emerging market indices. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Rio Tinto, Ltd.	3.1
iShares MSCI Taiwan Index Fund	2.3
Royal Dutch Shell plc	1.7
BHP Billiton, Ltd.	1.6
Komercni Banka AS	1.3
HSBC Holdings plc	1.3
Nestle S.A.	1.2
Fraport AG Frankfurt Airport Services	1.1
China Construction Bank Corp.	1.1
Toyota Motor Corp.	1.1

Top Countries

% of Net Assets
United Kingdom	14.7
Japan	10.2
France	8.8
Germany	6.9
Australia	6.0
Switzerland	5.6
Canada	5.4
Russia	4.5
China	4.1
South Korea	3.1

MSF-3

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Artio International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.93%	$1,000.00	$1,216.20	$5.20
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

Class B(a)	Actual	1.18%	$1,000.00	$1,216.40	$6.59
	Hypothetical	1.18%	$1,000.00	$1,019.19	$6.01

Class E(a)	Actual	1.08%	$1,000.00	$1,215.60	$6.03
	Hypothetical	1.08%	$1,000.00	$1,019.70	$5.50

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—93.6% of Net Assets

Security Description	Shares	Value*

Australia—6.0%
Alumina, Ltd. (a)	668,903	$1,097,725
AMP, Ltd.	185,863	1,118,709
Asciano Group	454,514	733,348
Australia & New Zealand Banking Group, Ltd.	220,091	4,475,186
BHP Billiton, Ltd. (a)	291,745	11,165,176
BlueScope Steel, Ltd.	373,081	1,028,856
Boral, Ltd.	42,375	223,787
Brambles, Ltd.	100,875	610,708
Commonwealth Bank of Australia	121,862	5,938,618
Fortescue Metals Group, Ltd. (b)	91,529	360,240
Insurance Australia Group, Ltd.	175,712	628,999
Macquarie Group, Ltd.	12,654	541,429
Macquarie Infrastructure Group (a)	258,740	308,144
MAp Group	839,549	2,265,526
National Australia Bank, Ltd.	195,660	4,758,117
Newcrest Mining, Ltd.	49,088	1,537,515
Qantas Airways, Ltd.	90,209	239,608
Rio Tinto, Ltd. (a)	302,766	20,020,479
Suncorp-Metway, Ltd.	88,104	679,895
Toll Holdings, Ltd.	140,851	1,096,956
Wesfarmers, Ltd.	110,520	3,070,873
Westpac Banking Corp.	237,523	5,343,182

		67,243,076

Austria—1.1%
Andritz AG	1,119	64,595
Erste Bank der oesterreichischen Sparkassen AG (a)	127,927	4,741,382
OMV AG	128,718	5,636,172
Raiffeisen International Bank Holding AG (a)	7,274	411,677
Telekom Austria AG	28,917	412,821
Voestalpine AG	25,615	933,949

		12,200,596

Belgium—0.5%
Anheuser-Busch InBev NV	22,490	1,161,804
Fortis	448,798	1,662,559
KBC Groep NV	55,099	2,385,866

		5,210,229

Bermuda—0.4%
China Yurun Food Group, Ltd. (HKD)	208,000	613,785
Cnpc Hong Kong, Ltd. (HKD)	620,000	817,353
Esprit Holdings, Ltd. (HKD) (a)	164,669	1,083,698
GOME Electrical Appliances Holdings, Ltd. (HKD)	3,066,879	1,103,448
Li & Fung, Ltd. (HKD) (a)	168,000	688,140
SeaDrill, Ltd. (NOK) (a)	25,005	632,916

		4,939,340

Brazil—1.1%
All-America Latina Logistica S.A.	24,807	229,717
Banco do Brasil S.A.	13,925	234,475
Banco Santander Brasil S.A. (b)	49,748	678,055

Security Description	Shares	Value*

Brazil—(Continued)
BRF-Brasil Foods S.A.	22,829	$596,605
Centrais Eletricas Brasileiras S.A.	12,741	267,992
Cia Siderurgica Nacional S.A.	43,004	1,375,708
JBS S.A.	35,841	189,695
Vale S.A. (ADR)	283,290	8,223,909

		11,796,156

Canada—5.4%
Agnico-Eagle Mines, Ltd. (a)	8,838	480,706
Agrium, Inc. (a)	32,244	2,015,674
Bank of Montreal (a)	67,299	3,591,638
Bank of Nova Scotia	88,642	4,169,096
Barrick Gold Corp.	111,972	4,436,081
Bombardier, Inc. (a)	284,385	1,304,394
Canadian Imperial Bank of Commerce (a)	37,718	2,456,265
Canadian Oil Sands Trust	17,926	512,343
Canadian Pacific Railway, Ltd. (a)	38,197	2,072,821
Cenovus Energy, Inc.	51,386	1,301,222
EnCana Corp.	51,386	1,674,894
Finning International, Inc.	13,865	220,992
Goldcorp, Inc.	50,514	1,995,943
IGM Financial, Inc. (a)	8,529	345,643
Ivanhoe Mines, Ltd. (b)	50,531	748,911
Kinross Gold Corp.	53,624	992,544
Manulife Financial Corp. (a)	109,626	2,024,912
National Bank of Canada (a)	11,922	686,270
Nexen, Inc.	35,900	865,168
Potash Corp. of Saskatchewan, Inc.	40,020	4,374,475
Research In Motion, Ltd. (b)	26,045	1,759,079
Royal Bank of Canada (a)	95,464	5,144,930
Silver Wheaton Corp. (b)	33,368	506,339
Suncor Energy, Inc.	169,238	6,017,531
SunLife Financial, Inc. (a)	17,211	497,499
Talisman Energy, Inc.	255,316	4,803,796
Teck Resources, Ltd. (b)	73,034	2,569,624
The Toronto-Dominion Bank (a)	52,872	3,332,477

		60,901,267

Cayman Islands—0.7%
Belle International Holdings, Ltd. (HKD)	290,000	334,969
China Dongxiang Group Co. (HKD)	815,000	627,044
China Mengniu Dairy Co., Ltd. (HKD)	671,000	2,398,762
Foxconn International Holdings, Ltd. (HKD) (b)	543,000	623,687
Hengan International Group Co., Ltd. (HKD)	257,000	1,905,466
Mindray Medical International, Ltd. (ADR)	7,252	245,988
Parkson Retail Group, Ltd. (HKD)	260,500	456,287
Want Want China Holdings, Ltd. (HKD)	1,579,770	1,101,745

		7,693,948

China—4.1%
Angang Steel Co., Ltd. (a)	512,000	1,116,772
Anhui Conch Cement Co., Ltd. (a)	82,000	524,192
Bank of China, Ltd. (a)	4,173,000	2,234,123
Beijing Capital International Airport Co., Ltd. (a)	726,642	477,624

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

China—(Continued)
China Citic Bank	2,874,000	$2,431,193
China Coal Energy Co. (H Shares)	1,260,900	2,279,905
China Communications Construction Co., Ltd. (a)	483,000	458,728
China Construction Bank Corp. (a)	14,792,000	12,589,879
China Life Insurance Co., Ltd. (a)	1,133,000	5,551,016
China National Building Material Co., Ltd.	314,000	639,427
China Pacific Insurance Group Co., Ltd. (b)	164,000	653,555
China Shenhua Energy Co., Ltd.	454,500	2,197,321
China Telecom Corp., Ltd.	758,459	313,803
Dongfang Electric Corp., Ltd. (a)	67,400	358,570
Industrial & Commercial Bank of China (a)	11,860,000	9,732,352
Ping An Insurance Group Co. of China, Ltd. (a)	219,098	1,900,000
Shandong Weigao Group Medical Polymer Co., Ltd.	58,000	192,615
Sinopharm Group Co. (a) (b)	65,200	229,390
Tsingtao Brewery Co., Ltd.	173,000	957,265
Yanzhou Coal Mining Co., Ltd.	358,000	783,223

		45,620,953

Czech Republic—1.3%
Komercni Banka AS (GDR)	34,451	2,583,825
Komercni Banka AS (U.S. OTC-Traded) (GDR)	162,464	12,184,800

		14,768,625

Denmark—0.6%
AP Moller-Maersk A/S (Series B)	225	1,573,178
Danske Bank A/S	27,642	629,307
DSV A/S	33,792	606,172
FLSmidth & Co. A/S	5,858	410,193
Novo Nordisk A/S	51,957	3,323,971

		6,542,821

Finland—0.4%
Fortum Oyj	25,974	703,589
Kesko Oyj	26,081	860,132
Metso Oyj	21,421	753,066
Neste Oil Oyj (a)	53,858	955,065
Nokia Oyj	75,012	962,891
Stora Enso Oyj (a)	101,167	709,051

		4,943,794

France—8.8%
Accor S.A. (a)	11,617	631,014
Aeroports de Paris (a)	51,038	4,104,915
Alcatel-Lucent (a)	297,652	996,778
Alstom (a)	23,641	1,642,369
AXA S.A.	214,307	5,067,882
BNP Paribas (a)	119,593	9,436,528
Bouygues (a)	21,501	1,121,194
Carrefour S.A.	60,917	2,928,548
Casino Guichard-Perrachon S.A. (a) (b)	2,763	247,594
CFAO S.A. (a)	22,286	915,856

Security Description	Shares	Value*

France—(Continued)
Cie de Saint-Gobain (a)	52,848	$2,836,459
Cie Generale de Geophysique-Veritas (a) (b)	9,349	199,381
Compagnie Générale des Etablissements Michelin (Class B)	12,827	983,797
Credit Agricole S.A. (a)	229,787	4,005,608
EDF S.A.	29,149	1,734,342
France Telecom S.A. (a)	177,788	4,438,441
Gaz de France S.A. (a)	76,099	3,301,115
Groupe Danone	82,463	5,021,412
Lafarge S.A. (a)	31,227	2,567,730
lliad S.A. (a)	3,823	455,399
LVMH Moet Hennessy Louis Vuitton S.A. (a)	25,478	2,860,427
Pernod-Ricard S.A. (a)	7,105	609,796
Pinault-Printemps-Redoute S.A. (a)	16,906	2,025,615
Publicis Groupe (a)	29,092	1,180,048
Renault S.A. (a)	54,748	2,787,529
Sanofi-Aventis S.A.	85,699	6,716,960
Schneider Electric S.A. (a)	21,552	2,496,578
Société Générale	79,954	5,531,635
Suez Environnement S.A.	23,872	551,427
Total S.A.	185,712	11,899,468
Valeo S.A. (a)	13,253	460,766
Vallourec S.A. (a)	6,965	1,266,702
Veolia Environnement	50,683	1,666,387
Vinci S.A. (a)	97,625	5,467,410
Vivendi	38,015	1,122,149

		99,279,259

Germany—6.7%
Adidas AG	33,642	1,816,198
Allianz SE	45,753	5,694,411
Bayer AG	75,603	6,041,946
Beiersdorf AG (a)	4,006	263,253
Celesio AG	11,845	300,916
Daimler AG	126,443	6,754,763
Deutsche Bank AG	59,396	4,185,955
Deutsche Boerse AG	19,398	1,612,607
Deutsche Post AG	123,515	2,376,331
Deutsche Telekom AG (a)	179,447	2,649,976
E.ON AG	149,753	6,251,184
Fraport AG Frankfurt Airport Services (a)	242,155	12,594,152
Fresenius SE	15,493	964,315
Hamburger Hafen und Logistik AG	2,494	96,366
HeidelbergCement AG	51,308	3,528,887
Henkel AG & Co. KGaA	5,772	257,747
Hochtief AG	6,727	514,018
MAN AG	21,576	1,680,232
Metro AG	31,060	1,893,009
Müenchener Rüeckversicherungs AG	7,174	1,118,216
RWE AG	29,984	2,913,467
Salzgitter AG	12,241	1,196,434
SAP AG	53,830	2,538,570
Siemens AG	77,129	7,073,759
Wacker Chemie AG	2,239	390,466

		74,707,178

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Greece—0.1%
Hellenic Telecommunications Organization S.A.	61,468	$899,887

Hong Kong—0.9%
Beijing Enterprises Holdings, Ltd.	12,000	86,273
China Merchants Holdings International Co., Ltd. (a)	442,468	1,425,310
China Resources Enterprise, Ltd.	290,000	1,052,557
China Unicom Hong Kong, Ltd. (a)	1,702,000	2,236,881
Denway Motors, Ltd. (a)	3,078,000	1,945,052
Hutchison Whampoa, Ltd.	166,000	1,136,218
Lenovo Group, Ltd. (a)	2,830,000	1,755,507

		9,637,798

Hungary—0.6%
OTP Bank Nyrt (a)	244,033	6,904,766

India—2.1%
ACC, Ltd.	14,496	271,101
Bharat Heavy Electricals, Ltd.	7,010	359,962
Bharti Airtel, Ltd.	122,334	870,705
Dr. Reddy’s Laboratories, Ltd.	14,510	355,245
Housing Development Finance Corp.	18,697	1,077,586
ICICI Bank, Ltd.	125,086	2,340,422
ICICI Bank, Ltd. (ADR)	29,754	1,122,023
Infosys Technologies, Ltd. (ADR)	24,327	1,344,553
ITC, Ltd.	114,861	616,368
Jaiprakash Associates, Ltd.	173,196	543,189
Larsen & Toubro, Ltd.	61,969	2,218,125
Mahindra & Mahindra, Ltd.	35,070	813,956
Oil & Natural Gas Corp., Ltd.	22,076	558,737
Reliance Communications, Ltd.	190,266	696,401
State Bank of India, Ltd.	97,438	4,722,282
Sterlite Industries India, Ltd. (ADR) (b)	41,363	753,634
Tata Motors, Ltd.	147,802	2,468,653
Tata Steel, Ltd.	188,062	2,469,783

		23,602,725

Indonesia—0.2%
Bank Central Asia Tbk PT	660,000	339,317
Telekomunikasi Indonesia Tbk PT	2,448,401	2,450,012

		2,789,329

Ireland—0.4%
CHR plc	133,967	3,661,596
Dragon Oil plc (b)	86,409	542,372
The Governor & Co. of the Bank of Ireland	178,012	333,832

		4,537,800

Italy—2.6%
Assicuraziono Generali S.p.A.	86,709	2,324,521
Atlantia S.p.A.	36,556	950,143
Banca Monte dei Paschi di Siena S.p.A. (a)	398,376	697,453
Banca Popolare di Milano Scarl	131,716	934,302
Banco Popolare Scarl	59,443	444,899

Security Description	Shares	Value*

Italy—(Continued)
Buzzi Unicem S.p.A. (a)	36,517	$586,503
Eni S.p.A.	260,126	6,621,877
Fiat S.p.A.	77,169	1,122,984
Intesa Sanpaolo S.p.A.	873,804	3,914,783
Italcementi S.p.A.	49,832	680,569
Mediaset S.p.A.	52,513	429,030
Mediobanca S.p.A.	164,054	1,946,290
Parmalat S.p.A.	163,372	457,735
Telecom Italia S.p.A.	878,920	1,363,006
UniCredit S.p.A.	1,980,277	6,586,463

		29,060,558

Japan—10.2%
Aeon Mall Co., Ltd.	15,000	290,409
Aisin Seiki Co., Ltd.	35,401	1,012,304
Asahi Breweries, Ltd. (a)	53,600	983,449
Asahi Glass Co., Ltd. (a)	60,000	562,342
Benesse Corp.	10,500	439,304
Bridgestone Corp. (a)	96,200	1,686,654
Canon, Inc.	124,767	5,277,082
Central Japan Railway Co.	115	767,514
Daikin Industries, Ltd. (a)	12,108	472,777
Daiwa Securities Group, Inc.	181,100	908,334
Denso Corp.	71,190	2,134,611
East Japan Railway Co.	23,800	1,502,504
Eisai Co., Ltd. (a)	16,480	604,391
FamilyMart Co., Ltd. (a)	6,100	179,863
Fanuc, Ltd. (a)	40,663	3,782,890
Fukuoka Financial Group, Inc. (a)	102,000	354,132
Hitachi Construction Machinary Co., Ltd. (a)	11,009	287,107
Honda Motor Co., Ltd. (a)	201,983	6,832,763
Hoya Corp.	45,800	1,214,780
Itochu Corp.	308,957	2,272,985
JFE Holdings, Inc. (a)	47,900	1,887,211
Kawasaki Heavy Industries, Ltd. (a)	115,000	290,024
Kirin Holdings Co., Ltd. (a)	105,600	1,684,306
Komatsu, Ltd.	114,725	2,392,945
Konica Minolta Holdings, Inc.	27,500	282,180
Kubota Corp. (a)	93,731	862,351
Kurita Water Industries, Ltd. (a)	6,009	187,834
Kyocera Corp.	6,943	612,624
Lawson, Inc. (a)	4,400	193,935
Makita Corp.	10,200	347,232
Matsushita Electric Industrial Co., Ltd.	238,960	3,418,919
Mitsubishi Corp.	217,119	5,400,805
Mitsubishi Electric Corp.	106,607	787,465
Mitsubishi Estate Co., Ltd.	98,500	1,563,110
Mitsubishi Heavy Industries, Ltd. (a)	113,000	397,008
Mitsubishi UFJ Financial Group, Inc.	1,351,100	6,618,438
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	6,330	189,966
Mitsui & Co., Ltd.	312,162	4,421,448
Mitsui Fudosan Co., Ltd.	89,500	1,503,683
NGK Insulators, Ltd. (a)	60,000	1,306,174
Nidec Corp.	44,600	4,102,958
Nikon Corp.	64,800	1,278,645

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nintendo Co., Ltd. (a)	3,402	$806,889
Nippon Building Fund, Inc. (REIT)	35	265,292
Nippon Steel Corp. (a)	296,000	1,197,284
Nippon Telephone & Telegraph Corp.	24,000	944,497
Nissan Motor Co., Ltd. (a)	229,200	2,004,176
Nomura Holdings, Inc.	387,000	2,853,402
NTT DoCoMo, Inc.	975	1,358,851
ORIX Corp. (a)	8,600	585,130
Resona Holdings, Inc.	35,700	360,667
Ricoh Co., Ltd. (a)	63,762	899,737
Shin-Etsu Chemical Co., Ltd.	12,582	709,534
Shiseido Co., Ltd. (a)	29,000	556,103
SMC Corp.	2,600	294,017
Sony Corp.	45,113	1,308,299
Stanley Electric Co., Ltd. (a)	10,000	201,195
Sumitomo Metal Industries, Ltd.	172,000	458,786
Sumitomo Mitsui Financial Group, Inc. (a)	138,600	3,953,340
Sumitomo Realty & Development Co., Ltd. (a)	64,500	1,210,314
Suruga Bank, Ltd. (a)	20,000	173,564
Suzuki Motor Corp.	113,295	2,783,319
Takeda Pharmaceutical Co., Ltd.	16,575	680,826
The Bank of Yokohama, Ltd.	156,600	709,530
The Chiba Bank, Ltd.	99,300	592,871
The Japan Steel Works, Ltd. (a)	14,886	187,279
The Shizuoka Bank, Ltd. (a)	122,000	1,057,766
The Sumitomo Trust & Banking Co., Ltd.	312,800	1,521,386
Tokio Marine Holdings, Inc.	24,200	657,189
Toshiba Corp.	320,000	1,765,642
Toyota Motor Corp.	289,370	12,164,006
Unicharm Corp. (a)	13,870	1,299,092

		114,855,439

Luxembourg—0.5%
ArcelorMittal (a)	75,917	3,442,849
Evraz Group S.A. (GDR)	86,799	2,414,869

		5,857,718

Malaysia—0.0%
Axiata Group Bhd (b)	250,300	221,830

Mexico—1.5%
América Movil S.A.B. de C.V. (ADR)	139,119	6,535,811
Cemex S.A.B. de C.V.	925,992	1,098,886
Cemex S.A.B. de C.V. (ADR)	194,750	2,301,945
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	30,402	1,455,648
Grupo Financiero Banorte S.A.B. de C.V.	316,112	1,141,859
Grupo Modelo S.A.B. de C.V.	255,817	1,421,934
Grupo Televisa S.A.	144,249	601,125
Grupo Televisa S.A. (ADR)	88,236	1,831,779

		16,388,987

Netherlands—3.0%
Aegon NV	243,092	1,549,027
European Aeronautic Defense & Space Co. NV (a)	36,931	737,643

Security Description	Shares	Value*

Netherlands—(Continued)
Heineken NV	89,549	$4,242,702
ING Groep NV	582,388	5,629,457
Koninklijke Boskalis Westminster NV	6,341	244,169
Koninklijke KPN NV	346,665	5,879,420
Koninklijke Philips Electronics NV	125,767	3,723,575
Randstad Holding NV (a)	20,649	1,020,864
Reed Elsevier NV	159,573	1,957,762
SBM Offshore NV	16,591	324,604
TNT NV	46,372	1,419,245
Unilever NV (a)	156,857	5,110,689
X5 Retail Group NV (GDR) (b)	67,100	2,139,557

		33,978,714

Norway—1.5%
DnB NOR ASA (b)	117,084	1,270,073
Norsk Hydro ASA (a)	400,987	3,330,866
Orkla ASA	204,018	1,989,177
StatoilHydro ASA	238,292	5,939,491
Storebrand ASA	123,719	838,778
Telenor ASA	86,909	1,218,144
Yara International ASA	47,431	2,146,066

		16,732,595

Poland—0.9%
Bank Pekao S.A.	98,739	5,564,123
Bank Zachodni WBK S.A.	9,318	611,219
Powszechna Kasa Oszczednosci Bank Polski S.A.	257,460	3,384,933

		9,560,275

Portugal—0.1%
Energias de Portugal S.A.	194,325	859,992
Galp Energia, SGPS, S.A.	32,352	556,870

		1,416,862

Russia—4.3%
Gazprom OAO (ADR)	358,539	8,937,508
Gazpromneft JSC (ADR) (b)	16,750	448,499
LUKOIL Co. (ADR)	141,538	7,928,225
Magnit OAO (GDR)	74,300	1,176,747
Mechel (ADR)	60,003	1,129,256
MMC Norilsk Nickel (ADR)	354,550	5,087,793
Mobile Telesystems OJSC (ADR) (b)	17,094	835,726
NovaTek OAO (GDR)	19,550	1,266,538
Novolipetsk Steel OJSC (GDR)	19,750	594,972
Novorossiysk Commercial Sea Port (GDR)	45,750	519,441
Rosneft Oil, Co. (GDR)	1,286,250	10,822,672
Severstal (GDR)	75,019	696,658
Uralkali (GDR)	95,828	1,970,391
Vimpel-Communications (ADR)	56,634	1,052,826
VTB Bank OJSC (GDR)	1,269,015	5,970,230

		48,437,482

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

South Africa—0.1%
AngloGold Ashanti, Ltd.	12,285	$497,614
Impala Platinum Holdings, Ltd.	42,029	1,142,370

		1,639,984

South Korea—3.1%
Hyundai Motor Co.	25,295	2,611,253
KB Financial Group, Inc. (b)	75,821	3,867,856
Korea Exchange Bank	17,920	223,037
LG Chem, Ltd.	886	172,849
LG Display Co., Ltd.	91,610	3,093,112
LG Electronics, Inc.	38,745	4,016,191
NHN Corp. (b)	4,013	662,651
POSCO	13,966	7,352,211
Samsung Electronics Co., Ltd.	12,666	8,650,663
Shinhan Financial Group Co., Ltd.	69,790	2,591,560
SK Telecom Co., Ltd.	7,296	1,060,680

		34,302,063

Spain—2.3%
Acciona S.A.	2,553	331,553
Banco Santander S.A.	713,664	11,724,196
Cintra Concesiones de Infraestructuras de Transporte S.A.	104,515	1,220,439
Inditex S.A. (a)	27,402	1,697,751
Repsol YPF S.A. (a)	39,533	1,055,383
Telefonica S.A.	356,745	9,941,996

		25,971,318

Sweden—1.1%
Alfa Laval AB	25,163	346,352
Atlas Copco AB (Series A) (a)	73,179	1,069,372
Hennes & Mauritz AB (Series B) (a)	19,258	1,065,635
Sandvik AB (a)	215,620	2,584,404
SKF AB (a)	104,878	1,801,297
Svenska Cellulosa AB	127,523	1,703,348
Swedbank AB	84,922	844,738
Swedish Match AB (a)	22,540	492,702
TeliaSonera AB	96,233	694,738
Volvo AB (Series B) (a)	174,089	1,483,115

		12,085,701

Switzerland—5.6%
ABB, Ltd.	222,961	4,259,478
Credit Suisse Group AG	102,872	5,060,937
Flughafen Zuerich AG	5,982	1,798,259
Holcim, Ltd.	19,411	1,502,997
Logitech International S.A. (b)	11,920	204,830
Nestle S.A.	288,102	13,981,258
Nobel Biocare Holding AG	18,726	626,023
Novartis AG	191,868	10,441,789
Roche Holding AG	67,443	11,460,405
SGS S.A.	294	382,405
Swatch Group AG (Class B)	2,695	677,579
Swiss Reinsurance	54,998	2,632,075

Security Description	Shares	Value*

Switzerland—(Continued)
Swisscom AG	3,428	$1,305,814
Syngenta AG	10,226	2,862,318
UBS AG	247,381	3,796,027
Zurich Financial Services AG	10,453	2,270,237

		63,262,431

Taiwan—0.6%
AU Optronics Corp. (ADR) (a)	61,878	741,917
Chunghwa Telecom Co., Ltd. (ADR)	43,153	801,351
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	425,978	4,873,188
United Microelectronics Corp. (ADR)	135,429	525,465

		6,941,921

Ukraine—0.0%
UkrTelecom (GDR)	32,890	82,031

United Kingdom—14.7%
Anglo American plc	231,814	10,039,777
AstraZeneca plc	59,175	2,782,439
Aviva plc	365,452	2,316,154
Barclays plc	1,009,686	4,452,526
BG Group plc	84,702	1,517,904
BHP Billiton plc	220,255	7,040,548
BP plc	1,131,867	10,954,279
BT Group plc	316,788	686,404
Cadbury plc	213,530	2,749,702
Carnival plc (a) (b)	22,462	767,590
Diageo plc	334,005	5,828,981
GKN plc	177,618	331,075
GlaxoSmithKline plc	476,300	10,096,717
HSBC Holdings plc	1,259,293	14,381,690
Imperial Tobacco Group plc	100,488	3,169,151
Kingfisher plc	204,429	749,906
Legal & General Group plc	689,021	887,354
Lloyds Banking Group plc	5,521,557	4,435,823
Lonmin plc	26,270	816,155
Marks & Spencer Group plc	181,385	1,177,544
Old Mutual plc	766,034	1,338,579
Prudential plc	276,244	2,816,117
Rio Tinto plc	278,112	14,999,886
Rolls-Royce Group plc	82,906	647,447
Royal Dutch Shell plc (Class A)	234,331	7,080,113
Royal Dutch Shell plc (Dutch-Listed Shares) (EUR)	383,927	11,611,772
Standard Chartered plc	161,563	4,048,833
Tesco plc	963,217	6,622,791
Vendeta Resources plc	14,776	611,140
Vodafone Group plc	4,913,532	11,386,362
Whitbread plc	26,983	607,282
WM Morrison Supermarkets plc	245,030	1,093,189
Wolseley plc (b)	31,609	632,790
WPP plc	452,831	4,424,980
Xstrata plc	648,567	11,431,795

		164,534,795

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

United States—0.1%
Autoliv, Inc. (SEK) (a) (b)	15,604	$689,833

Total Common Stock (Identified Cost $915,137,226)		1,050,240,084

Exchange Traded Funds—2.4%

Russia—0.1%
Market Vectors Russia ETF (USD)	55,035	1,715,991

Taiwan—2.3%
iShares MSCI Taiwan Index Fund (USD)	1,954,601	25,351,175

Total Exchange Traded Funds (Identified Cost $23,399,995)		27,067,166

Preferred Stock—1.6%

Brazil—1.3%
Banco Bradesco S.A.	70,487	1,523,321
Centrais Eletricas Brasileiras S.A.	11,138	206,706
Cia Brasileira de Distribuicao Grupo Pao de Acucar	10,336	387,282
Gerdau S.A.	141,624	2,406,033
Itau Unibanco Holding S.A.	96,538	2,181,581
Lojas Americanas S.A.	31,382	276,501
Petroleo Brasileiro S.A.	268,706	5,688,097
Usiminas Siderurgicas de Minas Gerais S.A.	56,720	1,594,025
Vivo Participacoes S.A.	23,545	731,069

		14,994,615

Germany—0.3%
Henkel AG & Co. KGaA	17,008	885,389
Porsche Automobil Holding SE	7,918	497,275
Volkswagen AG	18,434	1,732,608

		3,115,272

Total Preferred Stock (Identified Cost $15,091,926)		18,109,887

Rights—0.0%

Brazil—0.0%
JBS S.A. (b) (c) (d)	51	0

Total Rights (Identified Cost $0)		0

Warrants—0.0%

Italy—0.0%
Mediobanca S.p.A. (a) (b)	38,703	6,008

Total Warrants (Identified Cost $0)		6,008

Short Term Investments—14.6%
Security Description	Shares/Par Amount	Value*

United States—14.6%
State Street Navigator Securities Lending Prime Portfolio (e)	159,097,394	$159,097,394
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $4,451,002 on 01/04/10, collateralized by $1,490,000 Federal National Mortgage Association due 04/18/36 with a value of $1,570,609; by $50,000 Federal Home Loan Mortgage Corp. due 10/18/16 with a value of $55,438; and by $2,850,000 Federal National Mortgage Association due 01/22/18 with a value of $2,917,688.	$4,451,000	4,451,000

Total Short Term Investments (Identified Cost $163,548,394)		163,548,394

Total Investments—112.2% (Identified Cost $1,117,177,541) (f)		1,258,971,539
Liabilities in excess of other assets		(136,689,162)

Net Assets—100.0%		$1,122,282,377

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $151,579,308 and the collateral received consisted of cash in the amount of $159,097,394. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,156,839,241 and the composition of unrealized appreciation and depreciation of investment securities was $141,038,692 and $(38,906,394), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate related loans or interests.
(EUR)—	Euro
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(USD)—	United States Dollar

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

Ten Largest Industries as of December 31, 2009 (Unaudited)	Percentage of Net Assets
Commercial Banks	19.7%
Metals & Mining	12.6%
Oil, Gas & Consumable Fuels	11.5%
Pharmaceuticals	4.0%
Insurance	3.8%
Automobiles	3.7%
Diversified Telecommunication Services	3.5%
Food Products	2.9%
Transportation Infrastructure	2.4%
Exchange Traded Funds	2.4%

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)
Canadian Dollar (bought)	Deutsche Bank	3/17/2010	16,035,386	$15,206,192	$15,323,138	$116,945
Czech Koruna (sold)	Credit Suisse	3/17/2010	161,934,955	9,160,772	8,796,149	364,623
Japanese Yen (bought)	Credit Suisse	3/17/2010	1,823,661,193	20,674,086	19,597,778	(1,076,308)

Net Unrealized Depreciation						($594,740)

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$67,243,076	$—	$67,243,076
Austria	—	12,200,596	—	12,200,596
Belgium	—	5,210,229	—	5,210,229
Bermuda	—	4,939,340	—	4,939,340
Brazil	8,223,909	3,572,247	—	11,796,156
Canada	1,759,079	59,142,188	—	60,901,267
Cayman Islands	245,988	7,447,960	—	7,693,948
China	—	45,620,953	—	45,620,953
Czech Republic	14,768,625	—	—	14,768,625
Denmark	—	6,542,821	—	6,542,821
Finland	—	4,943,794	—	4,943,794
France	—	99,279,259	—	99,279,259
Germany	—	74,707,178	—	74,707,178
Greece	—	899,887	—	899,887
Hong Kong	—	9,637,798	—	9,637,798
Hungary	—	6,904,766	—	6,904,766
India	3,220,210	20,382,515	—	23,602,725

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Indonesia	$—	$2,789,329	$—	$2,789,329
Ireland	—	4,537,800	—	4,537,800
Italy	—	29,060,558	—	29,060,558
Japan	—	114,855,439	—	114,855,439
Luxembourg	2,414,869	3,442,849	—	5,857,718
Malaysia	—	221,830	—	221,830
Mexico	12,125,183	4,263,804	—	16,388,987
Netherlands	2,139,557	31,839,157	—	33,978,714
Norway	—	16,732,595	—	16,732,595
Poland	—	9,560,275	—	9,560,275
Portugal	—	1,416,862	—	1,416,862
Russia	48,437,482	—	—	48,437,482
South Africa	—	1,639,984	—	1,639,984
South Korea	—	34,302,063	—	34,302,063
Spain	—	25,971,318	—	25,971,318
Sweden	—	12,085,701	—	12,085,701
Switzerland	—	63,262,431	—	63,262,431
Taiwan	6,941,921	—	—	6,941,921
Ukraine	—	82,031	—	82,031
United Kingdom	—	164,534,795	—	164,534,795
United States	—	689,833	—	689,833
Total Common Stock	100,276,823	949,963,261	—	1,050,240,084
Total Exchange Traded Funds*	27,067,166	—	—	27,067,166
Total Preferred Stock*	—	18,109,887	—	18,109,887
Total Rights*	—	—	—	—
Total Warrants*	—	6,008	—	6,008
Total Short Term Investments*	159,097,394	4,451,000	—	163,548,394
Total Investments	$286,441,383	$972,530,156	$—	$1,258,971,539

Forward Contracts**
Forward Currency Contracts (Appreciation)	—	481,568	—	481,568
Forward Currency Contracts (Depreciation)	—	(1,076,308)	—	(1,076,308)
Net Forward Contracts Unrealized Depreciation	$—	$(594,740)	$—	$(594,740)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,258,971,539
Cash		440
Cash denominated in foreign currencies (c)		21,082,333
Receivable for:
Securities sold		3,204,303
Fund shares sold		709,140
Open forward currency contracts		481,568
Accrued interest and dividends		877,916
Foreign taxes		296,794

Total Assets		1,285,624,033
Liabilities
Payable for:
Securities purchased	$1,848,824
Fund shares redeemed	204,914
Open forward currency contracts	1,076,308
Foreign taxes	77,773
Collateral for securities loaned	159,097,394
Accrued expenses:
Management fees	748,807
Distribution and service fees	27,578
Deferred directors’ fees	4,075
Other expenses	255,983

Total Liabilities		163,341,656

Net Assets		$1,122,282,377

Net assets consists of:
Paid in surplus		$1,501,759,471
Undistributed net investment income		11,754,249
Accumulated net realized losses		(532,264,569)
Unrealized appreciation on investments and foreign currency transactions		141,033,226

Net Assets		$1,122,282,377

Net Assets
Class A		$975,116,846
Class B		106,402,791
Class E		40,762,740
Capital Shares (Authorized) Outstanding
Class A (150,000,000)		103,140,273
Class B (25,000,000)		11,407,184
Class E (10,000,000)		4,353,004
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.45
Class B		9.33
Class E		9.36

(a)	Identified cost of investments was $1,117,177,541.
(b)	Includes securities loaned at value of $151,579,308.
(c)	Identified cost of cash denominated in foreign currencies was $21,194,135.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$23,524,505
Interest (b)		1,634,167

		25,158,672
Expenses
Management fees	$7,843,326
Distribution and service fees—Class B	221,954
Distribution and service fees—Class E	54,876
Directors’ fees and expenses	33,897
Custodian and accounting	901,711
Audit and tax services	41,301
Legal	21,820
Shareholder reporting	211,801
Insurance	15,204
Miscellaneous	19,445

Total expenses	9,365,335
Less broker commission recapture	(38,992)
Management fee waivers	(331,891)	8,994,452

Net Investment Income		16,164,220

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(113,675,127)
Futures contracts	(2,551,781)
Foreign currency transactions	(4,853,244)	(121,080,152)

Net change in unrealized appreciation (depreciation) on:
Investments	317,810,327
Futures contracts	(327,836)
Foreign currency transactions	670,405	318,152,896

Net realized and unrealized gain		197,072,744

Net Increase in Net Assets From Operations		$213,236,964

(a)	Net of foreign taxes of $2,688,427.
(b)	Includes net income on securities loaned of $1,617,075.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,164,220	$19,735,575
Net realized loss	(121,080,152)	(426,953,448)
Net change in unrealized appreciation (depreciation)	318,152,896	(245,020,876)

Increase (decrease) in net assets from operations	213,236,964	(652,238,749)

From Distributions to Shareholders
Net investment income
Class A	(5,574,670)	(19,438,119)
Class B	(340,042)	(2,840,662)
Class E	(187,907)	(1,636,280)

	(6,102,619)	(23,915,061)

Net realized gain
Class A	0	(74,892,503)
Class B	0	(12,123,822)
Class E	0	(6,705,711)

	0	(93,722,036)

Total distributions	(6,102,619)	(117,637,097)

Increase in net assets from capital share transactions	61,753,461	700,649,792

Total increase (decrease) in net assets	268,887,806	(69,226,054)

Net Assets
Beginning of the period	853,394,571	922,620,625

End of the period	$1,122,282,377	$853,394,571

Undistributed Net Investment Income
End of the period	$11,754,249	$5,994,426

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	25,115,551	$188,337,056	60,821,205	$759,191,170
Reinvestments	819,804	5,574,670	7,222,865	94,330,622
Redemptions	(17,218,771)	(135,878,270)	(19,302,404)	(191,337,365)

Net increase	8,716,584	$58,033,456	48,741,666	$662,184,427

Class B
Sales	2,375,530	$17,965,340	3,101,609	$34,489,498
Reinvestments	50,601	340,042	1,160,038	14,964,484
Redemptions	(1,365,588)	(10,779,664)	(1,437,703)	(15,862,167)

Net increase	1,060,543	$7,525,718	2,823,944	$33,591,815

Class E
Sales	468,856	$3,610,750	866,362	$9,350,386
Reinvestments	27,879	187,907	644,667	8,341,991
Redemptions	(975,923)	(7,604,370)	(1,141,165)	(12,818,827)

Net increase (decrease)	(479,188)	$(3,805,713)	369,864	$4,873,550

Increase derived from capital share transactions		$61,753,461		$700,649,792

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.80	$16.04	$15.49	$13.48	$11.50

Income (Loss) From Investment Operations
Net investment income	0.14 (a)	0.22 (a)	0.20 (a)	0.13	0.14
Net realized and unrealized gain (loss) on investments	1.57	(6.51)	1.38	2.09	1.92

Total from investment operations	1.71	(6.29)	1.58	2.22	2.06

Less Distributions
Distributions from net investment income	(0.06)	(0.40)	(0.17)	(0.21)	(0.08)
Distributions from net realized capital gains	0.00	(1.55)	(0.86)	0.00	0.00

Total distributions	(0.06)	(1.95)	(1.03)	(0.21)	(0.08)

Net Asset Value, End of Period	$9.45	$7.80	$16.04	$15.49	$13.48

Total Return (%)	22.17	(44.13)	10.33	16.49	18.00
Ratio of expenses to average net assets before all reductions (%)	0.96	0.95	0.96	1.05	1.06
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.93	0.92	0.96	1.05	1.06
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.92	0.92	0.92	1.00	1.01
Ratio of net investment income to average net assets (%)	1.74	1.96	1.22	1.00	1.23
Portfolio turnover rate (%)	147	195	100	86	69
Net assets, end of period (in millions)	$975.12	$736.56	$732.64	$547.34	$413.32

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.69	$15.83	$15.30	$13.33	$11.38

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.17 (a)	0.15 (a)	0.12	0.12
Net realized and unrealized gain (loss) on investments	1.55	(6.40)	1.37	2.03	1.88

Total from investment operations	1.67	(6.23)	1.52	2.15	2.00

Less Distributions
Distributions from net investment income	(0.03)	(0.36)	(0.13)	(0.18)	(0.05)
Distributions from net realized capital gains	0.00	(1.55)	(0.86)	0.00	0.00

Total distributions	(0.03)	(1.91)	(0.99)	(0.18)	(0.05)

Net Asset Value, End of Period	$9.33	$7.69	$15.83	$15.30	$13.33

Total Return (%)	21.89	(44.24)	10.07	16.23	17.59
Ratio of expenses to average net assets before all reductions (%)	1.21	1.20	1.21	1.30	1.31
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.18	1.17	1.21	1.30	1.31
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.17	1.17	1.17	1.25	1.26
Ratio of net investment income to average net assets (%)	1.47	1.52	0.96	0.72	0.89
Portfolio turnover rate (%)	147	195	100	86	69
Net assets, end of period (in millions)	$106.40	$79.53	$119.07	$95.47	$54.53

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.72	$15.89	$15.35	$13.37	$11.41

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.19 (a)	0.18 (a)	0.12	0.13
Net realized and unrealized gain (loss) on investments	1.55	(6.43)	1.37	2.05	1.89

Total from investment operations	1.68	(6.24)	1.55	2.17	2.02

Less Distributions
Distributions from net investment income	(0.04)	(0.38)	(0.15)	(0.19)	(0.06)
Distributions from net realized capital gains	0.00	(1.55)	(0.86)	0.00	0.00

Total distributions	(0.04)	(1.93)	(1.01)	(0.19)	(0.06)

Net Asset Value, End of Period	$9.36	$7.72	$15.89	$15.35	$13.37

Total Return (%)	21.96	(44.20)	10.20	16.26	17.80
Ratio of expenses to average net assets before all reductions (%)	1.11	1.10	1.11	1.20	1.21
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.08	1.07	1.11	1.20	1.21
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.07	1.07	1.07	1.15	1.16
Ratio of net investment income to average net assets (%)	1.59	1.64	1.10	0.89	1.08
Portfolio turnover rate (%)	147	195	100	86	69
Net assets, end of period (in millions)	$40.76	$37.30	$70.91	$73.18	$66.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Artio International Stock Portfolio (formerly Julius Baer International Stock Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign

MSF-18

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,843,326	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Artio Global Management, LLC (formerly known as Julius Baer Investment Management, LLC) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

MetLife Advisers contractually agreed for the period May 1, 2009 through April 30, 2010, to reduce its advisory fee by the annual rate of 0.050% for the first $500 million of the Portfolio’s average daily net assets and 0.020% for the next $500 million. An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

MSF-19

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,400,706,278	$0	$1,271,109,839

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency exchange rates, securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price

MSF-20

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Future contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2009, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	$481,568	Payables—Open Forward Currency Contracts	$(1,076,308)

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Location	Foreign Exchange Contracts	Equity Index Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$—	$(2,551,781)	$(2,551,781)
Foreign Currency Transactions	(529,556)	—	(529,556)

Total	$(529,556)	$(2,551,781)	$(3,081,337)

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$—	$(327,836)	$(327,836)
Foreign Currency Transactions	1,465,767	—	1,465,767

Total	$1,465,767	$(327,836)	$1,137,931

Average Contract Amount or Face Amount(a)	Foreign Exchange Contracts	Equity Index Contracts
Futures Contracts	$—	$26,880,000
Foreign Currency Transactions	164,019,576	—

(a)	Averages are based on activity levels at each quarter-end period during 2009.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-21

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$6,102,619	$43,295,109	$—	$74,341,988	$—	$—	$6,102,619	$117,637,097

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$17,192,072	$—	$101,966,267	$(498,534,264)	$(379,375,925)

As of December 31, 2009, the Portfolio had $329,201,990 in capital loss carryforwards expiring on December 31, 2016 and $169,332,274 in capital loss carryforwards expiring December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(97,093)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Artio International Stock Portfolio (formerly, Julius Baer International Stock Portfolio), one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Artio International Stock Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-25

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-26

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-27

Metropolitan Series Fund, Inc.

Artio International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

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Metropolitan Series Fund, Inc. Barclays Capital Aggregate Bond Index Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Barclays Capital Aggregate Bond Index Portfolio returned 5.17%, 4.98%, 5.13% respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 5.93% over the same period. The Class G shares returned 4.47% from its inception date of April 28, 2009 to the end of the year compared to the 5.30% return of the index for the same period.

MARKET ENVIRONMENT/CONDITIONS

2009 brought unprecedented government intervention to support the failing financial markets. The first half of the year saw the new administration of President Barack Obama push through a substantial economic stimulus plan and programs to assist struggling homeowners and corporations. The second half brought signs that the stabilization efforts were gaining traction with the emergence of favorable economic data, spread tightening in the bond market, an equity market rally, and an increased investor risk appetite.

Interest rates were up an average of 1.00% along the yield curve during the one-year period ending December 31, 2009. The yield curve steepened significantly, with the 2-year Treasury closing at 1.14% (up from 0.76% on December 31, 2008) and the 30-year Treasury closing at 4.64% (up from the 2.68% level on December 31, 2008). During 2009, the Treasury issued the 7-year Treasury note for the first time since 1993.

The Federal Reserve Board met eight times during the period and held the target range for the federal funds rate in the 0.00% to 0.25% range, which was initially set in December 2008. The Board members continued to express optimism about a recovery. They observed that household spending was moderately expanding, although it was inhibited by the weak labor market, minimal income growth, lower housing wealth, and tight credit.

The U.S. dollar posted mixed results over other currencies during the period, strengthened by the prospect that the Fed would sunset stimulus measures which helped push the currency down. By the end of the one-year period, the dollar rose 2.6% versus the yen and declined 2.5% versus the euro.

Crude oil posted a 77.9% annual gain, the biggest since 1999, due to declining U.S. stockpiles and the arrival of cold weather in the U.S., which pushed heating fuel costs higher. Oil finished the term at approximately $79 per barrel, after posting a high of approximately $81 and a low of $34.

Investor demand for spread assets and continued government intervention in the markets helped tighten spreads during the year, as all spread sectors posted positive total and excess returns. Excess return is defined as a return in excess of a comparable duration Treasury. In a virtual reversal of the rankings caused by a flight to quality in 2008, excess returns for the Index sectors were: 29.6% for Commercial Mortgage-Backed Securities (CMBS), 25.0% for Asset-Backed Securities (ABS), 22.8% for Corporate, 5.0% for Mortgage-Backed Securities (MBS) and 3.9% for Government-related.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio is managed utilizing a “Stratified Sampling” approach where the objective is to replicate the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, and quality). Factors that impact tracking error include: sampling, transaction costs, contributions and withdrawals.

Stacey Lituchy

Tresa Lau

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Barclays Capital Aggregate Bond Index Portfolio
Class A	5.17	4.83	6.07	—
Class B	4.98	4.57	—	5.11
Class E	5.13	4.68	—	5.26
Class G	—	—	—	4.47
Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	6.33	—

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 Inception dates of the Class A, Class B, Class E and Class G shares are: 11/9/98,1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Federal National Mortgage Association	21.7
U.S. Treasury Notes	19.6
Federal Home Loan Mortgage Corp.	16.1
U.S. Treasury Bonds	7.2
Government National Mortgage Association	5.7
Federal Home Loan Bank	2.7
General Electric Capital Corp.	1.2
Bank of America Corp.	0.8
Morgan Stanley	0.6
Citigroup, Inc.	0.6

Top Sectors

% of Total Market Value
Mortgage-Backed	36.7
U.S. Treasury	27.2
Government-Related	13.2
Industrial	9.8
Finance	6.3
Commercial Mortgage-Backed	3.4
Utilities	2.3
Cash	0.9
Asset-Backed	0.2

MSF-3

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Barclays Capital Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.29%	$1,000.00	$1,034.00	$1.49
	Hypothetical	0.29%	$1,000.00	$1,023.73	$1.48

Class B(a)	Actual	0.54%	$1,000.00	$1,032.60	$2.77
	Hypothetical	0.54%	$1,000.00	$1,022.45	$2.75

Class E(a)	Actual	0.44%	$1,000.00	$1,033.20	$2.25
	Hypothetical	0.44%	$1,000.00	$1,022.96	$2.24

Class G(a)	Actual	0.59%	$1,000.00	$1,033.70	$3.02
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—98.1% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense— 0.2%
Northrop Grumman Corp. 7.750%, 02/15/31 (a)	$515,000	$633,634
Northrop Grumman Systems Corp. 7.750%, 03/01/16	840,000	985,911
The Boeing Co. 7.250%, 06/15/25	460,000	524,061
United Technologies Corp. 7.500%, 09/15/29	200,000	246,699

		2,390,305

Air Freight & Logistics— 0.1%
United Parcel Service, Inc. 5.125%, 04/01/19 (a)	760,000	801,924

Asset Backed— 0.2%
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	3,108,750
Centex Home Equity 3.750%, 12/25/31 (b)	60,968	47,050
Detroit Edison Securitization Funding, LLC 6.190%, 03/01/13	230,685	239,280

		3,395,080

Beverages— 0.4%
Anheuser- Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	2,057,176
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26 (a)	300,000	347,856
Pepsi Bottling Group, Inc. 7.000%, 03/01/29 (a)	300,000	353,363
PepsiCo., Inc. 5.000%, 06/01/18 (a)	2,700,000	2,814,377

		5,572,772

Capital Markets— 1.8%
Credit Suisse USA, Inc. 5.375%, 03/02/16 (a)	3,550,000	3,640,119
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	3,000,000	3,032,581
6.500%, 07/15/18	200,000	210,114
Morgan Stanley 2.000%, 09/22/11 (a)	4,000,000	4,056,793
4.750%, 04/01/14 (a)	1,515,000	1,524,098
7.250%, 04/01/32 (a)	1,850,000	2,073,497
The Bank of New York Mellon Corp. 5.450%, 05/15/19	2,000,000	2,106,033
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	982,004
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	1,078,294
6.125%, 02/15/33 (a)	2,075,000	2,123,437
6.250%, 09/01/17	760,000	820,225
6.450%, 05/01/36	2,000,000	1,982,903

		23,630,098

Security Description	Par Amount	Value*

Chemicals—0.2%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	$1,000,000	$981,230
6.000%, 07/15/18 (a)	1,000,000	1,087,472
Praxair, Inc. 4.375%, 03/31/14 (a)	810,000	847,774
6.375%, 04/01/12	80,000	87,950

		3,004,426

Commercial Banks—2.1%
ABN-AMRO Bank NV (New York Branch) 7.750%, 05/15/23	230,000	219,116
American Express Centurion Bank 5.550%, 10/17/12	300,000	320,025
5.950%, 06/12/17	1,500,000	1,541,479
Duetsche Bank AG/London 6.000%, 09/01/17 (a)	1,500,000	1,620,000
HSBC Holdings plc 5.250%, 12/12/12 (a)	2,050,000	2,167,942
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13 (a)	3,000,000	3,119,008
4.875%, 01/17/17	2,900,000	3,114,712
8.000%, 02/15/10	1,000,000	1,009,574
PNC Bank, N.A. 4.875%, 09/21/17	1,000,000	967,617
5.250%, 01/15/17 (a)	1,600,000	1,591,422
US Bancorp 4.200%, 05/15/14 (a)	3,900,000	4,043,129
Wachovia Corp. 5.750%, 06/15/17 (a)	700,000	730,465
Wells Fargo & Co. 4.950%, 10/16/13 (a)	1,450,000	1,519,192
5.000%, 11/15/14 (a)	2,000,000	2,066,082
5.125%, 09/01/12	500,000	529,142
Wells Fargo Bank, N.A. 4.750%, 02/09/15 (a)	3,065,000	3,128,750

		27,687,655

Commercial Mortgage-Backed Securities—3.4%
Banc of America Commerical Mortgage, Inc. 5.414%, 09/10/47	2,752,000	2,564,507
Bear Stearns Commercial Mortgage Securities
5.540%, 09/11/41	3,000,000	2,890,609
5.610%, 11/15/33	500,000	517,565
6.480%, 02/15/35	499,967	516,547
Citigroup Commercial Mortgage Trust
4.733%, 10/15/41	1,000,000	953,801
5.370%, 04/15/40 (b)	1,000,000	1,005,096
5.725%, 03/15/49 (b)	3,800,000	3,639,479
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.224%, 07/15/44 (b)	2,000,000	1,988,000
5.658%, 10/15/48	3,489,000	3,334,685

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse First Boston Mortgage Securities Corp.
3.936%, 05/15/38	$500,000	$496,860
4.691%, 10/15/39	500,000	481,922
5.100%, 08/15/15 (b)	3,000,000	2,898,283
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	3,500,000	2,974,014
GMAC Commercial Mortgage Securities, Inc. 4.697%, 05/10/43 (b)	1,500,000	1,432,232
Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (b)	1,000,000	996,570
JPMorgan Chase Commercial Mortgage Securities Corp.
3.972%, 05/12/35	1,492,461	1,509,249
4.275%, 01/12/37	560,550	569,287
LB-UBS Commercial Mortgage Trust
4.254%, 07/15/27 (b)	1,571,226	1,592,225
4.367%, 03/15/36	3,000,000	2,886,860
6.462%, 03/15/31	500,000	528,931
6.653%, 11/15/27	2,000,000	2,076,656
Merrill Lynch Mortgage Trust 4.855%, 10/12/41 (b)	500,000	484,066
Morgan Stanley Capital I
4.989%, 08/13/42	1,000,000	975,113
5.650%, 06/11/42	2,000,000	1,946,343
5.880%, 06/11/49 (b)	1,430,000	1,270,273
Morgan Stanley Dean Witter Capital I 4.800%, 09/15/37	157,386	159,993
Wachovia Bank Commercial Mortgage Trust
5.083%, 03/15/42 (b)	3,000,000	2,950,418
6.287%, 04/15/34	1,445,000	1,519,243

		45,158,827

Commercial Services & Supplies—0.3%
Waste Management, Inc.
6.100%, 03/15/18	2,000,000	2,119,908
7.000%, 07/15/28	1,265,000	1,362,817

		3,482,725

Communications Equipment—0.2%
Cisco Systems, Inc. 5.500%, 01/15/40	2,000,000	1,913,119
Motorola, Inc.
6.500%, 11/15/28 (a)	900,000	783,000
7.625%, 11/15/10 (a)	135,000	139,863

		2,835,982

Computers & Peripherals—0.4%
Hewlett-Packard Co. 5.500%, 03/01/18 (a)	1,950,000	2,059,805
International Business Machines Corp.
4.750%, 11/29/12 (a)	1,000,000	1,072,721
7.500%, 06/15/13 (a)	1,000,000	1,155,862
8.375%, 11/01/19	425,000	546,351

		4,834,739

Security Description	Par Amount	Value*

Diversified Financial Services—5.4%
Anadarko Finance Co. 7.500%, 05/01/31	$1,800,000	$2,019,981
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,279,565
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,757,285
Bank of America Corp.
3.125%, 06/15/12 (a)	3,900,000	4,041,854
4.750%, 08/15/13 (a)	1,000,000	1,032,130
5.125%, 11/15/14 (a)	1,000,000	1,045,205
5.420%, 03/15/17 (a)	900,000	888,223
5.750%, 08/15/16 (a)	2,850,000	2,898,068
7.400%, 01/15/11	300,000	315,792
7.800%, 02/15/10	150,000	151,131
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13 (a)	3,900,000	4,099,733
BHP Billiton Finance USA, Ltd. 5.500%, 04/01/14 (a)	1,500,000	1,642,798
Citigroup, Inc.
2.125%, 04/30/12 (a) (b)	2,940,000	2,972,449
5.500%, 08/27/12	840,000	871,644
5.850%, 08/02/16 (a)	500,000	500,187
6.125%, 05/15/18 (a)	2,900,000	2,915,392
7.250%, 10/01/10 (a)	250,000	259,025
Conoco Funding Co. 6.350%, 10/15/11 (a)	500,000	544,084
Deutsche Telekom International Finance BV
5.750%, 03/23/16	460,000	485,984
8.750%, 06/15/30 (b)	1,000,000	1,281,215
Devon Financing Corp. 6.875%, 09/30/11 (a)	1,900,000	2,058,395
European Investment Bank
4.625%, 03/21/12	3,620,000	3,864,354
5.125%, 05/30/17 (a)	1,750,000	1,910,202
General Electric Capital Corp.
3.000%, 12/09/11 (a)	5,000,000	5,157,044
5.000%, 11/15/11	4,000,000	4,231,195
5.400%, 02/15/17 (a)	2,000,000	2,030,328
5.450%, 01/15/13 (a)	1,800,000	1,914,161
6.000%, 06/15/12 (a)	1,000,000	1,078,166
6.750%, 03/15/32 (a)	1,250,000	1,295,670
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	119,685
JPMorgan Chase & Co.
2.125%, 12/26/12 (a) (b)	1,950,000	1,962,633
4.750%, 05/01/13 (a)	1,500,000	1,583,055
5.125%, 09/15/14 (a)	850,000	898,397
6.300%, 04/23/19 (a)	1,900,000	2,087,567
6.750%, 02/01/11	250,000	263,647
Mellon Funding Corp. 6.400%, 05/14/11 (a)	250,000	266,030
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32 (a)	300,000	354,901
Petrobras International Finance Co. 6.125%, 10/06/16 (a)	600,000	644,148

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Shell International Finance BV
4.000%, 03/21/14 (a)	$1,900,000	$1,981,574
4.300%, 09/22/19 (a)	1,000,000	986,500
Telecom Italia Capital S.A. 6.200%, 07/18/11 (a)	1,020,000	1,081,816
Unilever Capital Corp. 7.125%, 11/01/10	300,000	316,227
Verizon Global Funding Corp. 7.750%, 12/01/30 (a)	2,390,000	2,849,964

		72,937,404

Diversified Telecommunication Services—0.9%
AT&T, Inc.
5.800%, 02/15/19 (a)	3,700,000	3,902,833
5.875%, 02/01/12 (a)	1,400,000	1,510,316
British Telecommunications plc 9.625%, 12/15/30 (b)	1,000,000	1,268,292
France Telecom S.A. 7.750%, 03/01/11 (a) (b)	1,400,000	1,502,582
Telefonica Emisiones SAU 6.221%, 07/03/17 (a)	2,900,000	3,168,224
Verizon New England, Inc. 6.500%, 09/15/11	400,000	427,271
Verizon New York, Inc. 7.375%, 04/01/32	500,000	533,405

		12,312,923

Electric Utilities—1.1%
Duke Energy Carolinas, LLC 6.250%, 01/15/12 (a)	500,000	537,620
Exelon Corp.
4.900%, 06/15/15	2,060,000	2,130,520
5.625%, 06/15/35	1,500,000	1,383,510
Georgia Power Co. 5.700%, 06/01/17	1,400,000	1,505,622
Oncor Electric Delivery Co. 7.000%, 05/01/32 (a)	950,000	1,048,796
Pepco Holdings, Inc. 6.450%, 08/15/12	1,500,000	1,607,779
Progress Energy, Inc.
5.625%, 01/15/16	1,900,000	2,007,580
7.100%, 03/01/11	1,221,000	1,291,037
PSEG Power, LLC
7.750%, 04/15/11 (a)	500,000	530,797
8.625%, 04/15/31 (a)	1,000,000	1,293,242
Southern California Edison Co.
5.000%, 01/15/16	1,500,000	1,559,991

		14,896,494

Energy Equipment & Services—0.4%
Halliburton Co. 5.500%, 10/15/10 (a)	2,700,000	2,809,852
Kinder Morgan Energy Partners, L.P.
6.500%, 02/01/37	2,000,000	2,015,804
6.750%, 03/15/11	750,000	791,327

Security Description	Par Amount	Value*

Energy Equipment & Services—(Continued)
Transocean, Ltd. 7.500%, 04/15/31	$300,000	$342,327

		5,959,310

Federal Agencies—44.7%
Federal Home Loan Bank
1.375%, 05/16/11 (a)	5,000,000	5,037,138
3.625%, 07/01/11	5,000,000	5,197,077
4.625%, 02/18/11	6,070,000	6,338,200
5.250%, 06/18/14 (a)	9,500,000	10,520,704
5.375%, 08/19/11	5,800,000	6,206,641
5.375%, 05/18/16 (a)	2,900,000	3,215,569
Federal Home Loan Mortgage Corp.
3.500%, 05/29/13	7,120,000	7,446,102
4.000%, 06/01/19	1,377,500	1,409,117
4.000%, 06/01/39	6,110,503	5,902,048
4.000%, 12/01/39	5,035,000	4,860,086
4.500%, 09/01/18	1,843,282	1,924,419
4.500%, 10/01/18	2,872,730	2,999,182
4.500%, 04/01/19	4,090,008	4,262,483
4.500%, 06/01/19	2,241,355	2,335,873
4.500%, 08/01/19	636,852	663,707
4.500%, 05/01/29	2,940,372	2,992,345
4.500%, 10/01/35	4,319,241	4,327,269
4.500%, 11/01/35 (b)	2,002,343	2,006,064
4.500%, 04/01/39	5,708,837	5,703,571
4.500%, 11/01/39	4,939,459	4,934,903
4.500%, TBA	3,000,000	2,992,500
4.750%, 03/05/12 (a)	12,000,000	12,864,778
5.000%, 05/01/18	4,664,138	4,923,130
5.000%, 12/01/18	869,964	918,272
5.000%, 06/01/19	1,748,400	1,844,475
5.000%, 03/01/27	1,792,940	1,860,864
5.000%, 11/01/39	6,700,214	6,879,625
5.000%, 10/01/33	2,818,598	2,902,653
5.000%, 03/01/34	1,211,424	1,246,251
5.000%, 08/01/35	5,994,040	6,159,112
5.000%, 09/01/35	3,268,291	3,358,298
5.000%, 10/01/35	2,489,058	2,557,605
5.000%, 01/01/36	5,321,293	5,467,837
5.000%, 04/01/38	4,740,815	4,866,523
5.087%, 08/01/36 (b)	1,671,440	1,750,288
5.125%, 11/17/17 (a)	3,530,000	3,849,717
5.300%, 05/12/20 (a)	710,000	712,840
5.358%, 01/01/37 (b)	7,690,375	8,075,766
5.500%, 11/01/17	637,909	682,962
5.500%, 05/01/29	707,844	744,537
5.500%, 06/01/34	2,806,991	2,952,502
5.500%, 10/01/35	2,524,067	2,653,094
5.500%, 12/01/35	4,976,040	5,230,409
5.500%, 01/01/36	6,879,334	7,230,996
5.625%, 11/23/35 (a)	1,040,000	999,957
5.656%, 02/01/37 (b)	4,789,606	5,055,747
6.000%, 04/01/16	37,963	40,802
6.000%, 05/01/17	539,355	579,783

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp.
6.000%, 11/01/28	$65,059	$69,766
6.000%, 12/01/28	40,251	43,163
6.000%, 02/01/29	95,213	102,041
6.000%, 04/01/29	36,945	39,594
6.000%, 05/01/29	5,262	5,639
6.000%, 06/01/31	13,323	14,268
6.000%, 07/01/31	5,779	6,189
6.000%, 08/01/31	109,973	117,773
6.000%, 09/01/31	335,589	359,390
6.000%, 04/01/32	692,072	740,350
6.000%, 11/01/32	230,312	246,378
6.000%, 06/01/34	937,224	999,370
6.000%, 11/01/35	947,601	1,008,071
6.000%, 02/01/36	2,162,514	2,296,028
6.000%, 08/01/36	2,262,929	2,402,642
6.000%, 10/01/36	3,369,786	3,577,836
6.000%, 11/01/36	2,597,190	2,757,540
6.000%, 01/01/37	4,887,170	5,188,903
6.000%, 02/01/38	3,777,656	4,005,539
6.038%, 04/01/36 (b)	1,303,560	1,379,289
6.250%, 07/15/32	2,600,000	3,037,805
6.500%, 10/01/29	35,888	38,830
6.500%, 02/01/30	34,295	37,106
6.500%, 08/01/31	56,054	60,532
6.500%, 10/01/31	24,333	26,277
6.500%, 11/01/31	125,861	135,916
6.500%, 03/01/32	1,592,604	1,718,103
6.500%, 04/01/32	1,435,101	1,548,189
6.500%, 09/01/36	3,037,370	3,251,783
6.500%, 11/01/37	7,041,143	7,538,711
6.750%, 03/15/31	965,000	1,183,442
7.000%, 06/01/11	6,178	6,468
7.000%, 12/01/15	23,416	25,325
7.000%, 12/01/27	6,011	6,642
7.000%, 11/01/28	18,236	20,152
7.000%, 04/01/29	14,982	16,542
7.000%, 05/01/29	4,227	4,668
7.000%, 06/01/29	29,937	33,054
7.000%, 07/01/29	9,168	10,123
7.000%, 01/01/31	196,685	216,736
7.000%, 12/01/31	49,590	54,645
7.500%, 03/01/16	44,344	48,316
7.500%, 08/01/24	77,160	86,604
7.500%, 10/01/27	42,038	47,000
7.500%, 10/01/29	55,003	60,486
7.500%, 05/01/30	30,405	33,436
8.000%, 02/01/27	12,525	14,376
8.000%, 10/01/28	23,009	26,392
Federal National Mortgage Association
0.875%, 01/12/12	10,000,000	9,932,294
1.750%, 08/10/12 (a)	6,000,000	6,010,580
4.000%, 04/01/19	1,440,456	1,472,946
4.000%, 05/01/19	2,480,728	2,536,682
4.000%, 01/01/20	1,408,314	1,420,651
4.000%, 06/01/24	3,795,320	3,826,465

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
4.000%, 08/01/39	$4,084,244	$3,951,187
4.000%, 09/01/39	4,070,515	3,933,559
4.125%, 04/15/14 (a)	2,350,000	2,495,806
4.375%, 03/15/13	4,650,000	4,991,183
4.500%, 07/01/18	2,895,896	3,022,576
4.500%, 05/01/19	811,601	845,627
4.500%, 08/01/24	4,517,338	4,654,679
4.500%, 08/01/33	1,322,806	1,331,414
4.500%, 10/01/33	2,287,708	2,302,595
4.500%, 04/01/34	1,902,897	1,911,733
4.500%, 01/01/39	4,661,427	4,660,023
4.500%, 03/01/39	4,978,381	4,973,788
4.500%, 09/01/39	13,852,757	13,841,214
4.500%, 10/01/39	4,920,114	4,918,628
4.750%, 01/19/16	2,850,000	3,080,602
5.000%, 06/01/18	716,852	756,480
5.000%, 01/01/19	1,139,792	1,202,156
5.000%, 02/01/20	1,743,586	1,837,294
5.000%, 01/01/22	3,174,213	3,334,219
5.000%, 02/01/24	1,585,934	1,645,021
5.000%, 09/01/25	1,675,140	1,737,547
5.000%, 07/01/33	1,525,910	1,572,927
5.000%, 08/01/33	2,243,645	2,312,778
5.000%, 09/01/33	1,935,116	1,994,742
5.000%, 10/01/33	7,465,196	7,695,219
5.000%, 03/01/34	2,173,885	2,240,869
5.000%, 04/01/34	4,892,161	5,040,170
5.000%, 05/01/34	1,618,865	1,666,989
5.000%, 09/01/34	3,092,881	3,184,823
5.000%, 02/01/35	3,613,403	3,720,818
5.000%, 04/01/35	2,010,195	2,067,527
5.000%, 05/01/35	1,087,157	1,118,164
5.000%, 11/01/35	1,944,257	1,999,709
5.125%, 04/15/11	7,200,000	7,597,574
5.172%, 11/01/36 (b)	1,091,849	1,155,830
5.375%, 06/12/17	4,250,000	4,710,318
5.450%, 03/01/36 (b)	2,810,929	2,960,510
5.500%, 03/15/11	950,000	1,004,186
5.500%, 11/01/17	857,616	917,429
5.500%, 02/01/18	338,094	361,592
5.500%, 04/01/18	1,895,694	2,027,447
5.500%, 07/01/23	940,251	992,395
5.500%, 01/01/24	504,553	532,534
5.500%, 07/01/24	1,556,134	1,642,629
5.500%, 10/01/32	488,926	514,240
5.500%, 02/01/33	1,340,151	1,409,153
5.500%, 03/01/33	2,666,505	2,803,799
5.500%, 05/01/33	4,488,662	4,719,777
5.500%, 08/01/33	4,178,837	4,393,999
5.500%, 10/01/33	609,580	640,966
5.500%, 12/01/33	4,331,682	4,554,712
5.500%, 02/01/34	2,325,916	2,444,834
5.500%, 03/01/34	1,413,685	1,485,963
5.500%, 04/01/34	1,009,371	1,060,978
5.500%, 05/01/34	1,579,144	1,659,882

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
5.500%, 09/01/34	$1,885,438	$1,981,836
5.500%, 12/01/34	5,252,246	5,520,779
5.500%, 01/01/35	1,463,219	1,538,030
5.500%, 02/01/35	3,089,538	3,247,498
5.500%, 04/01/35	1,905,481	2,000,982
5.500%, 06/01/35	6,489,745	6,815,003
5.500%, 06/13/35 (b)	1,397,051	1,474,763
5.500%, 01/01/37	5,840,195	6,118,970
5.500%, 05/01/37	3,632,217	3,805,597
5.500%, 12/01/37	5,149,686	5,404,136
5.500%, 05/01/38	3,059,624	3,205,592
5.500%, 06/01/38	4,505,680	4,720,637
5.500%, 07/01/38	3,675,977	3,851,351
6.000%, 09/01/13	363,852	389,961
6.000%, 10/01/13	227,413	243,731
6.000%, 03/01/14	60,217	64,554
6.000%, 06/01/14	7,159	7,675
6.000%, 07/01/14	48,594	52,093
6.000%, 09/01/14	20,954	22,463
6.000%, 09/01/17	709,225	762,412
6.000%, 08/01/28	19,712	21,135
6.000%, 11/01/28	7,349	7,879
6.000%, 12/01/28	7,459	7,997
6.000%, 06/01/31	86,543	92,675
6.000%, 09/01/32	685,419	733,195
6.000%, 01/01/33	272,573	291,572
6.000%, 02/01/33	554,138	591,912
6.000%, 03/01/33	591,219	631,520
6.000%, 04/01/33	670,532	716,240
6.000%, 05/01/33	1,339,584	1,430,898
6.000%, 05/01/34	2,130,792	2,272,053
6.000%, 09/01/34	2,432,638	2,593,910
6.000%, 11/01/34	3,157,355	3,366,672
6.000%, 01/01/35	1,051,797	1,118,640
6.000%, 07/01/36	2,174,325	2,307,755
6.000%, 09/01/36	2,492,507	2,645,462
6.000%, 07/01/37	3,216,302	3,410,548
6.000%, 08/01/37	4,558,890	4,834,219
6.000%, 09/01/37	10,500,711	11,134,890
6.210%, 08/06/38	300,000	336,597
6.500%, 01/01/13	4,795	5,214
6.500%, 04/01/13	651	708
6.500%, 06/01/13	33,687	36,628
6.500%, 07/01/13	199	216
6.500%, 06/01/14	14,613	15,907
6.500%, 04/01/17	1,880,688	2,049,924
6.500%, 05/01/28	276,639	299,726
6.500%, 12/01/28	723,700	784,098
6.500%, 03/01/29	22,505	24,362
6.500%, 04/01/29	120,200	130,121
6.500%, 05/01/29	15,123	16,371
6.500%, 08/01/29	3,254	3,522
6.500%, 05/01/30	230,713	249,753
6.500%, 09/01/31	39,569	42,799
6.500%, 02/01/32	8,826	9,538

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
6.500%, 06/01/32	$204,734	$221,318
6.500%, 09/01/33	582,848	628,813
6.500%, 10/01/33	508,002	548,065
6.500%, 10/01/34	1,574,383	1,698,544
6.500%, 10/01/37	4,576,822	4,904,378
6.625%, 11/15/30 (a)	2,450,000	2,959,328
7.000%, 04/01/12	9,011	9,391
7.000%, 02/01/14	7,300	7,607
7.000%, 10/01/21	62,785	70,156
7.000%, 06/01/26	1,481	1,636
7.000%, 06/01/28	85,075	94,337
7.000%, 09/01/29	41,972	46,504
7.000%, 10/01/29	45,003	49,863
7.000%, 12/01/29	4,587	5,082
7.000%, 01/01/32	397,298	439,180
7.000%, 04/01/32	66,102	72,987
7.000%, 06/01/32	221,063	244,087
7.000%, 10/01/37	3,089,367	3,386,845
7.500%, 08/01/15	15,789	17,230
7.500%, 09/01/25	17,067	18,780
7.500%, 06/01/26	18,371	20,214
7.500%, 09/01/27	4,086	4,501
7.500%, 11/01/27	510	562
7.500%, 08/01/28	1,188	1,340
7.500%, 07/01/29	43,694	48,085
7.500%, 10/01/29	18,658	20,574
8.000%, 10/01/26	1,643	1,885
8.000%, 11/01/29	617	709
8.000%, 05/01/30	36,788	40,260
8.000%, 11/01/30	11,674	12,776
8.000%, 01/01/31	14,447	15,810
8.000%, 02/01/31	22,468	24,589
Government National Mortgage Association
4.000%, 07/15/39	3,039,260	2,943,768
4.500%, 01/15/39	3,883,385	3,896,158
4.500%, 04/15/39	2,938,707	2,948,374
4.500%, 05/15/39	2,867,217	2,876,648
4.500%, 08/15/39	3,955,216	3,964,865
5.000%, 10/15/20	1,842,725	1,947,116
5.000%, 01/15/21	1,396,165	1,475,258
5.000%, 12/15/35	1,973,253	2,038,617
5.000%, 12/15/36	2,219,602	2,287,668
5.000%, 02/15/39	5,035,143	5,191,291
5.000%, 08/15/39	3,811,802	3,929,730
5.000%, 09/15/39	2,888,979	2,978,571
5.000%, 12/15/39	3,850,000	3,966,567
5.500%, 03/15/36	2,434,617	2,556,812
5.500%, 01/15/37	4,080,655	4,281,909
5.500%, 11/15/37	5,161,207	5,415,752
5.500%, 09/15/38	3,427,692	3,594,611
5.500%, 08/15/39	4,518,949	4,743,123
6.000%, 01/15/29	26,906	28,694
6.000%, 01/15/33	864,059	924,360
6.000%, 03/15/35	1,353,039	1,435,291
6.000%, 12/15/35	1,374,283	1,457,826
6.000%, 06/15/36	1,925,968	2,038,929

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association
6.000%, 09/15/36	$2,550,020	$2,699,583
6.000%, 07/15/38	1,944,471	2,055,363
6.500%, 05/15/23	7,317	7,860
6.500%, 02/15/27	119,611	128,540
6.500%, 07/15/28	22,898	25,060
6.500%, 08/15/28	43,548	47,660
6.500%, 11/15/28	28,415	31,099
6.500%, 12/15/28	13,347	14,607
6.500%, 07/15/29	9,511	10,373
6.500%, 06/20/31	88,184	96,012
6.500%, 07/15/32	78,205	84,218
6.500%, 05/15/36	1,045,755	1,113,401
7.000%, 01/15/28	6,825	7,554
7.000%, 04/15/28	4,147	4,590
7.000%, 05/15/28	33,312	36,871
7.000%, 06/15/28	17,368	19,222
7.000%, 10/15/28	14,703	16,274
7.000%, 06/15/29	6,623	7,329
7.000%, 09/15/29	36,952	40,892
7.000%, 01/15/31	1,589	1,756
7.000%, 03/15/31	34,392	38,024
7.000%, 07/15/31	1,385,344	1,531,633
7.000%, 08/15/31	194,253	214,766
7.000%, 02/15/32	161,487	176,461
7.000%, 07/15/32	96,603	105,561
7.500%, 02/20/28	9,185	10,302
7.500%, 08/15/29	28,977	32,085
7.500%, 04/15/30	9,935	11,194
8.000%, 09/15/16	1,332	1,470
8.000%, 08/15/26	5,958	6,835
8.000%, 09/15/26	7,154	8,207
8.000%, 05/15/27	5,265	6,045
8.000%, 06/15/29	54,504	62,656
9.000%, 11/15/24	35,778	40,630

		597,837,906

Food & Staples Retailing—0.2%
The Kroger Co. 5.500%, 02/01/13 (a)	950,000	1,015,340
Wal-Mart Stores, Inc. 4.550%, 05/01/13 (a)	2,075,000	2,214,211

		3,229,551

Food Products—0.5%
ConAgra Foods, Inc. 5.819%, 06/15/17	2,000,000	2,108,230
General Mills, Inc. 6.000%, 02/15/12 (a)	2,000,000	2,144,234
Kellogg Co. 6.600%, 04/01/11 (a)	1,700,000	1,803,674
Kraft Foods, Inc. 6.250%, 06/01/12 (a)	900,000	971,197

		7,027,335

Security Description	Par Amount	Value*

Foreign Government—1.7%
Brazilian Government International Bond
6.000%, 01/17/17	$3,755,000	$4,017,850
Italian Republic
4.500%, 01/21/15	2,975,000	3,122,276
5.625%, 06/15/12 (a)	3,650,000	3,973,467
Mexico Government International Bond
6.750%, 09/27/34	1,050,000	1,112,916
8.000%, 09/24/22	2,200,000	2,684,000
8.375%, 01/14/11 (a)	250,000	268,750
Province of Ontario Canada 5.125%, 07/17/12 (a)	2,000,000	2,160,690
Province of Quebec Canada 4.875%, 05/05/14 (a)	1,925,000	2,074,589
6.125%, 01/22/11 (a)	2,700,000	2,845,051

		22,259,589

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	259,951
Sempra Energy 6.150%, 06/15/18 (a)	900,000	961,553

		1,221,504

Government Agency—0.1%
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,119,103

Health Care Equipment & Supplies—0.1%
Baxter International, Inc. 5.375%, 06/01/18	1,400,000	1,495,912

Household Products—0.4%
Kimberly-Clark Corp. 6.125%, 08/01/17 (a)	2,500,000	2,776,774
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	2,167,893
6.450%, 01/15/26	200,000	223,772

		5,168,439

Industrial Conglomerates—0.3%
General Electric Co. 5.000%, 02/01/13	930,000	984,688
Honeywell International, Inc. 5.000%, 02/15/19 (a)	2,000,000	2,075,262
Tyco International, Ltd. 6.875%, 01/15/21	1,275,000	1,432,991

		4,492,941

Insurance—0.5%
AXA Financial, Inc. 7.750%, 08/01/10 (a)	500,000	518,905
AXA S.A. 8.600%, 12/15/30 (a)	1,165,000	1,322,275

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Insurance—(Continued)
Chubb Corp. 6.000%, 11/15/11 (a)	$350,000	$376,977
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	637,410
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,372,961
The Allstate Corp.
6.900%, 05/15/38	150,000	169,680
7.450%, 05/16/19	1,700,000	1,968,254

		6,366,462

Machinery—0.2%
Caterpillar, Inc. 7.900%, 12/15/18 (a)	1,757,000	2,143,639
Deere & Co. 6.950%, 04/25/14 (a)	850,000	981,549

		3,125,188

Media—0.9%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13 (a)	620,000	716,124
Comcast Corp.
5.300%, 01/15/14 (a)	1,445,000	1,545,461
5.650%, 06/15/35	1,500,000	1,406,390
Cox Communications, Inc. 7.750%, 11/01/10	250,000	261,716
News America, Inc. 6.550%, 03/15/33	1,950,000	2,011,837
The Walt Disney Co. 6.375%, 03/01/12 (a)	200,000	218,508
Thomson Reuters Corp. 6.200%, 01/05/12	1,700,000	1,835,202
Time Warner Cable, Inc.
5.850%, 05/01/17 (a)	100,000	105,207
6.550%, 05/01/37	100,000	102,734
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23 (a)	380,000	452,299
Time Warner, Inc.
7.700%, 05/01/32	685,000	795,628
9.125%, 01/15/13	418,000	485,988
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	766,517
Viacom, Inc. 6.250%, 04/30/16 (a)	770,000	832,803

		11,536,414

Metals & Mining—0.4%
Alcoa, Inc.
5.375%, 01/15/13	1,000,000	1,040,000
5.720%, 02/23/19 (a)	523,000	504,695
5.870%, 02/23/22 (a)	101,000	93,425
ArcelorMittal 7.000%, 10/15/39 (a)	2,000,000	2,106,767
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	1,077,940

Security Description	Par Amount	Value*

Metals & Mining—(Continued)
Vale Overseas, Ltd. 6.875%, 11/21/36	$1,100,000	$1,109,284

		5,932,111

Multi-Utilities—0.4%
Dominion Resources, Inc. 5.150%, 07/15/15	1,600,000	1,691,304
Pacific Gas & Electric Co.
4.800%, 03/01/14 (a)	1,125,000	1,186,057
6.050%, 03/01/34 (a)	2,195,000	2,298,641

		5,176,002

Multiline Retail—0.2%
Target Corp. 6.350%, 11/01/32	2,300,000	2,462,578

Oil, Gas & Consumable Fuels—0.5%
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	784,999
Enterprise Products Operating, LLC
5.000%, 03/01/15	2,000,000	2,041,723
6.300%, 09/15/17 (a)	3,400,000	3,636,431
XTO Energy, Inc. 7.500%, 04/15/12	715,000	802,627

		7,265,780

Pharmaceuticals—0.8%
Abbott Laboratories 5.125%, 04/01/19 (a)	2,850,000	2,974,163
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,099,442
Johnson & Johnson
5.950%, 08/15/37	910,000	989,998
6.950%, 09/01/29 (a)	250,000	300,418
Merck & Co., Inc. 5.950%, 12/01/28 (a)	300,000	318,014
Schering-Plough Corp. 6.550%, 09/15/37 (a)	1,000,000	1,134,743
Wyeth 5.500%, 02/01/14 (a)	3,000,000	3,275,149

		11,091,927

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	189,000	192,647
Regency Centers, L.P. 5.250%, 08/01/15	850,000	820,250
Simon Property Group, L.P. 5.250%, 12/01/16	3,000,000	2,918,233

		3,931,130

Road & Rail—0.3%
Burlington Northern Santa Fe Corp.
5.900%, 07/01/12	1,000,000	1,089,682
7.000%, 02/01/14 (a)	1,850,000	2,106,306

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Road & Rail—(Continued)
CSX Corp.
6.750%, 03/15/11 (a)	$200,000	$212,010
7.900%, 05/01/17	500,000	583,314
Norfolk Southern Corp.
5.590%, 05/17/25	144,000	142,564
7.250%, 02/15/31	156,000	183,595

		4,317,471

Software—0.2%
Oracle Corp. 5.250%, 01/15/16	2,000,000	2,150,457

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,139,284

U.S. Treasury—26.9%
U.S. Treasury Bonds
3.500%, 02/15/39 (a)	2,080,000	1,703,915
4.375%, 11/15/39 (a)	3,900,000	3,733,626
4.500%, 02/15/36 (a)	5,675,000	5,593,110
5.250%, 11/15/28 (a)	2,700,000	2,926,206
5.250%, 02/15/29 (a)	750,000	812,730
5.375%, 02/15/31 (a)	12,075,000	13,346,980
5.500%, 08/15/28 (a)	2,420,000	2,697,066
6.250%, 08/15/23 (a)	7,700,000	9,200,345
6.375%, 08/15/27 (a)	2,800,000	3,420,172
6.500%, 11/15/26	1,000,000	1,232,590
7.250%, 08/15/22 (a)	6,120,000	7,932,805
7.875%, 02/15/21 (a)	4,450,000	5,988,454
8.000%, 11/15/21 (a)	2,920,000	3,977,974
8.125%, 08/15/19 (a)	2,645,000	3,560,858
8.125%, 08/15/21 (a)	1,250,000	1,716,650
8.500%, 02/15/20 (a)	6,700,000	9,288,813
8.750%, 08/15/20	1,000,000	1,414,880
8.875%, 02/15/19 (a)	10,215,000	14,269,130
9.125%, 05/15/18 (a)	1,600,000	2,246,800
9.250%, 02/15/16	1,375,000	1,852,936
U.S. Treasury Notes
0.750%, 11/30/11 (a)	6,000,000	5,961,060
0.875%, 01/31/11 (a)	5,000,000	5,015,300
0.875%, 03/31/11 (a)	10,000,000	10,019,200
1.125%, 06/30/11 (a)	8,970,000	9,007,494
1.375%, 03/15/12 (a)	28,800,000	28,874,306
1.375%, 05/15/12 (a)	11,950,000	11,950,597
1.500%, 07/15/12 (a)	12,860,000	12,880,834
2.000%, 11/30/13 (a)	6,000,000	5,968,140
2.375%, 08/31/14 (a)	9,950,000	9,877,863
2.375%, 10/31/14 (a)	21,000,000	20,773,410
2.625%, 06/30/14 (a)	12,000,000	12,091,440
2.625%, 02/29/16	2,510,000	2,442,632
2.875%, 01/31/13 (a)	6,000,000	6,212,400
3.125%, 05/15/19 (a)	3,000,000	2,841,180
3.375%, 11/30/12 (a)	7,010,000	7,362,954
3.375%, 06/30/13 (a)	4,650,000	4,881,151
3.500%, 05/31/13 (a)	9,170,000	9,663,805

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.500%, 02/15/18	$4,000,000	$3,968,560
4.000%, 11/15/12 (a)	7,250,000	7,745,393
4.000%, 02/15/14 (a)	600,000	641,514
4.125%, 08/15/10 (a)	1,000,000	1,023,650
4.250%, 01/15/11 (a)	9,100,000	9,442,706
4.250%, 09/30/12 (a)	5,000,000	5,366,000
4.250%, 08/15/13 (a)	14,980,000	16,162,821
4.250%, 08/15/14 (a)	4,430,000	4,781,343
4.250%, 11/15/17 (a)	4,700,000	4,926,211
4.375%, 08/15/12 (a)	5,000,000	5,379,500
4.500%, 11/15/15 (a)	8,950,000	9,693,119
4.500%, 02/15/16 (a)	4,520,000	4,878,029
4.750%, 08/15/17 (a)	7,140,000	7,747,042
4.875%, 02/15/12	4,500,000	4,843,305
5.000%, 02/15/11 (a)	1,000,000	1,048,010
5.000%, 08/15/11 (a)	3,500,000	3,731,875
5.125%, 05/15/16 (a)	4,830,000	5,389,314

		359,508,198

Wireless Telecommunication Services—0.4%
AT&T Mobility, LLC 7.125%, 12/15/31 (a)	100,000	111,173
New Cingular Wireless Services, Inc.
7.875%, 03/01/11 (a)	890,000	954,872
8.125%, 05/01/12	500,000	565,914
Vodafone Group plc 6.150%, 02/27/37 (a)	3,170,000	3,303,864

		4,935,823

Yankee—0.8%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	375,338
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	3,050,000	3,075,248
EnCana Corp. 4.750%, 10/15/13	2,000,000	2,106,696
Hydro-Quebec
7.500%, 04/01/16	1,350,000	1,581,052
8.400%, 01/15/22	1,000,000	1,281,360
Inter-American Development Bank
6.800%, 10/15/25	500,000	581,632
7.000%, 06/15/25	200,000	238,397
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	769,310
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	328,162
Province of Quebec Canada 7.500%, 07/15/23	350,000	424,280
StatoilHydro ASA 6.700%, 01/15/18	300,000	346,465

		11,107,940

Total Fixed Income (Identified Cost $1,272,149,275)		1,312,799,709

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Short Term Investments—13.4%

Security Description	Shares/Par Amount	Value*

Discount Notes—1.4%
Federal Home Mortgage Corp. 0.010%, 01/25/10	$19,300,000	$19,299,742

Mutual Funds—12.0%
State Street Navigator Securities Lending Prime Portfolio (c)	159,847,601	159,847,601

Total Short Term Investments (Identified Cost $179,147,343)		179,147,343

Total Investments—111.5% (Identified Cost $1,451,296,618) (d)		1,491,947,052
Liabilities in excess of other assets		(154,099,325)

Net Assets—100.0%		$1,337,847,727

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $157,580,287 and the collateral received consisted of cash in the amount of $159,847,601 and non-cash collateral with a value of $1,463,688. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,459,511,250 and the composition of unrealized appreciation and depreciation of investment securities was $41,003,413 and $(8,567,611), respectively.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be amount to be delivered.

Credit Quality Composition as of December 31, 2009 (Unaudited)	Percentage of Fixed Income Value
AAA/Government	79.6%
AA	4.5%
A	9.6%
BBB	6.3%

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Fixed Income*	$—	$1,312,799,709	$—	$1,312,799,709
Short Term Investments
Discount Notes	—	19,299,742	—	19,299,742
Mutual Funds	159,847,601	—	—	159,847,601
Total Short Term Investments	159,847,601	19,299,742	—	179,147,343
Total Investments	$159,847,601	$1,332,099,451	$—	$1,491,947,052

*	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,491,947,052
Cash		92,285
Receivable for:
Securities sold		4,179,416
Fund shares sold		2,886,566
Accrued interest		11,610,784

Total Assets		1,510,716,103
Liabilities
Payable for:
Securities purchased	$11,924,999
Fund shares redeemed	546,745
Collateral for securities loaned	159,847,601
Accrued expenses:
Management fees	274,817
Distribution and service fees	155,865
Deferred directors’ fees	4,075
Other expenses	114,274

Total Liabilities		172,868,376

Net Assets		$1,337,847,727

Net assets consists of:
Paid in surplus		$1,281,316,559
Undistributed net investment income		54,426,636
Accumulated net realized losses		(38,545,902)
Unrealized appreciation on investments		40,650,434

Net Assets		$1,337,847,727

Net Assets
Class A		$553,569,003
Class B		636,945,340
Class E		122,302,615
Class G		25,030,769
Capital Shares (Authorized) Outstanding
Class A (75,000,000)		50,579,030
Class B (80,000,000)		59,176,759
Class E (20,000,000)		11,229,861
Class G (10,000,000)		2,329,331
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.94
Class B		10.76
Class E		10.89
Class G		10.75

(a)	Identified cost of investments was $1,451,296,618.
(b)	Includes securities loaned at value of $157,580,287.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Interest (a)		$55,458,959

Expenses
Management fees	$3,008,288
Distribution and service fees—Class B	1,335,134
Distribution and service fees—Class E	178,399
Distribution and service fees—Class G	20,347
Directors’ fees and expenses	33,897
Custodian and accounting	144,478
Audit and tax services	37,349
Legal	28,297
Shareholder reporting	264,711
Insurance	17,657
Miscellaneous	12,599

Total expenses	5,081,156
Management fee waivers	(80,482)	5,000,674

Net Investment Income		50,458,285

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(5,237,666)
Net change in unrealized appreciation on:
Investments		13,881,943

Net realized and unrealized gain		8,644,277

Net Increase in Net Assets From Operations		$59,102,562

(a)	Includes net income on securities loaned of $904,890.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,458,285	$65,482,692
Net realized loss	(5,237,666)	(4,343,529)
Net change in unrealized appreciation	13,881,943	10,349,538

Increase in net assets from operations	59,102,562	71,488,701

From Distributions to Shareholders
Net investment income
Class A	(33,214,012)	(29,529,866)
Class B	(29,060,234)	(24,494,600)
Class E	(6,956,815)	(7,019,399)

Total distributions	(69,231,061)	(61,043,865)

Increase (decrease) in net assets from capital share transactions	165,820,470	(248,196,357)

Total increase (decrease) in net assets	155,691,971	(237,751,521)

Net Assets
Beginning of the period	1,182,155,756	1,419,907,277

End of the period	$1,337,847,727	$1,182,155,756

Undistributed Net Investment Income
End of the period	$54,426,636	$68,918,722

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	5,993,367	$65,020,222	7,257,786	$78,190,985
Reinvestments	3,181,419	33,214,012	2,775,363	29,529,866
Redemptions	(9,471,888)	(103,372,917)	(20,975,670)	(227,457,992)

Net decrease	(297,102)	$(5,138,683)	(10,942,521)	$(119,737,141)

Class B
Sales	16,638,120	$176,726,498	6,244,297	$66,535,833
Reinvestments	2,824,124	29,060,234	2,335,043	24,494,600
Redemptions	(5,288,963)	(57,035,498)	(16,204,892)	(172,016,970)

Net increase (decrease)	14,173,281	$148,751,234	(7,625,552)	$(80,986,537)

Class E
Sales	1,226,011	$13,131,697	984,656	$10,566,589
Reinvestments	668,925	6,956,815	662,207	7,019,399
Redemptions	(2,081,165)	(22,716,993)	(6,063,130)	(65,058,667)

Net decrease	(186,229)	$(2,628,481)	(4,416,267)	$(47,472,679)

Class G (a)
Sales	2,409,276	$25,690,897	0	$0
Redemptions	(79,945)	(854,497)	0	0

Net increase	2,329,331	$24,836,400	0	$0

Increase (decrease) derived from capital share transactions		$165,820,470		$(248,196,357)

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Income (Loss) From Investment Operations
Net investment income	0.47 (a)	0.54 (a)	0.52 (a)	0.49 (a)	0.49
Net realized and unrealized gain (loss) on investments	0.07	0.10	0.20	(0.07)	(0.27)

Total from investment operations	0.54	0.64	0.72	0.42	0.22

Less Distributions
Distributions from net investment income	(0.70)	(0.51)	(0.51)	(0.47)	(0.43)

Total distributions	(0.70)	(0.51)	(0.51)	(0.47)	(0.43)

Net Asset Value, End of Period	$10.94	$11.10	$10.97	$10.76	$10.81

Total Return (%)	5.17	5.99	6.87	4.12	2.06
Ratio of expenses to average net assets before fee waivers (%) (b)	0.30	0.29	0.30	0.32	0.31
Ratio of expenses to average net assets net of fee waivers (%)	0.29	0.28	0.29	0.31	0.31
Ratio of net investment income to average net assets (%)	4.34	5.01	4.86	4.64	4.30
Portfolio turnover rate (%)	17	14	15	18	23
Net assets, end of period (in millions)	$553.57	$564.53	$678.19	$511.54	$524.88

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Income (Loss) From Investment Operations
Net investment income	0.43 (a)	0.51 (a)	0.48 (a)	0.46 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.08	0.08	0.20	(0.08)	(0.16)

Total from investment operations	0.51	0.59	0.68	0.38	0.20

Less Distributions
Distributions from net investment income	(0.67)	(0.48)	(0.47)	(0.44)	(0.41)

Total distributions	(0.67)	(0.48)	(0.47)	(0.44)	(0.41)

Net Asset Value, End of Period	$10.76	$10.92	$10.81	$10.60	$10.66

Total Return (%)	4.98	5.63	6.66	3.81	1.85
Ratio of expenses to average net assets before fee waivers (%) (b)	0.55	0.54	0.55	0.57	0.56
Ratio of expenses to average net assets net of fee waivers (%)	0.54	0.53	0.54	0.56	0.56
Ratio of net investment income to average net assets (%)	4.06	4.76	4.60	4.40	4.06
Portfolio turnover rate (%)	17	14	15	18	23
Net assets, end of period (in millions)	$636.95	$491.55	$568.79	$469.21	$354.65

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Income (Loss) From Investment Operations
Net investment income	0.45 (a)	0.52 (a)	0.50 (a)	0.47 (a)	0.46
Net realized and unrealized gain (loss) on investments	0.08	0.09	0.20	(0.07)	(0.25)

Total from investment operations	0.53	0.61	0.70	0.40	0.21

Less Distributions
Distributions from net investment income	(0.68)	(0.49)	(0.49)	(0.46)	(0.41)

Total distributions	(0.68)	(0.49)	(0.49)	(0.46)	(0.41)

Net Asset Value, End of Period	$10.89	$11.04	$10.92	$10.71	$10.77

Total Return (%)	5.13	5.76	6.71	3.88	2.00
Ratio of expenses to average net assets before fee waivers (%) (b)	0.45	0.44	0.45	0.47	0.46
Ratio of expenses to average net assets net of fee waivers (%)	0.44	0.43	0.44	0.46	0.46
Ratio of net investment income to average net assets (%)	4.18	4.86	4.70	4.49	4.15
Portfolio turnover rate (%)	17	14	15	18	23
Net assets, end of period (in millions)	$122.30	$126.08	$172.93	$176.15	$190.84

	Class G
	Period ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$10.29

Income (Loss) From Investment Operations
Net investment income	0.27	(a)
Net realized and unrealized gain on investments	0.19

Total from investment operations	0.46

Net Asset Value, End of Period	$10.75

Total Return (%)	4.47	(d)
Ratio of expenses to average net assets before fee waivers (%) (b)	0.60	(e)
Ratio of expenses to average net assets net of fee waivers (%)	0.59	(e)
Ratio of net investment income to average net assets (%)	3.77	(e)
Portfolio turnover rate (%)	17
Net assets, end of period (in millions)	$25.03

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Barclays Capital Aggregate Bond Index Portfolio (formerly Lehman Brothers Aggregate Bond Index Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the

MSF-18

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-19

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards and post October loss deferral. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2009 were $3,008,288.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2009 were $276,763.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2008 through April 30, 2009 where advisory fees were reduced at the annual rate of 0.006% of average daily net assets. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-20

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$357,335,402	$96,486,855	$135,601,891	$68,756,328

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$69,231,061	$61,043,865	$—	$—	$—	$—	$69,231,061	$61,043,865

MSF-21

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$54,430,711	$—	$32,435,802	$(30,168,894)	$56,697,619

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Total
$9,934,932	$6,670,752	$4,015,637	$4,808,149	$3,790,866	$499,465	$449,093	$30,168,894

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(162,374)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barclays Capital Aggregate Bond Index Portfolio (formerly, Lehman Brothers Aggregate Bond Index Portfolio), one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barclays Capital Aggregate Bond Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-25

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-26

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-27

Metropolitan Series Fund, Inc.

Barclays Capital Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, D, and E shares of the BlackRock Aggressive Growth Portfolio returned 49.44%, 49.06%, 49.24%, and 49.17%, respectively, compared to its benchmark, the Russell Midcap® Growth Index1, which returned 46.29%.

MARKET ENVIRONMENT/CONDITIONS

After a strong rally in December 2008, markets quickly gave back short-term gains early in 2009. However, there were incremental positives that began to work their way into investor sentiment by the end of the first quarter of 2009. Widespread monetary and fiscal stimulus, lower mortgage rates, and inventory clearing by corporations were just a few glimpses of light for investors towards the end of March. Equity markets then staged a significant rally from the early March lows, as macroeconomic indicators seemed to stabilize and become “less bad” and investors began to anticipate a slow economic recovery. Equity markets continued to surge through the fourth quarter of 2009, as investor sentiment seemed to become incrementally more constructive on the economy for 2010. Fears of depression and financial system nationalization at the beginning of the year seemed to give way to a cyclical recovery by year-end, as investors cautiously returned to “risk” assets. Although low-quality securities led the way for the majority of 2009, stock performance toward the end of the year indicated a return to higher-quality assets.

PORTFOLIO REVIEW/CURRENT POSITIONING

During the 12-month period, positive stock selection in the industrials sector was the largest contributor to Portfolio performance relative to its benchmark, the Russell Midcap® Growth Index. Stock selection in the materials sector also helped relative performance, while weaker stock selection in healthcare coupled with the Portfolio’s cash position was an overall detractor for the period.

Within the industrials sector, trucking manufacturer Oshkosh Corporation (no longer held in the Portfolio) rocketed up more than 300% on continuous success in winning incremental U.S. military contracts for the production of its tactical military trucks and armored wheel vehicles. The aerospace industry also staged a significant rebound in the cyclical recovery of 2009. Aircraft cabin parts provider BE

Aerospace, Inc. rebounded after a strong sell off during 2008, as the company moved aggressively to reduce capital expenditures and maintain its backlog. Investors reacted favorably to the news, pushing the stock up more than 200% for the year. Positive stock selection in the materials sector also contributed to the strong relative returns during the year. Chemical company Celanese Corp. maintained a strong run, as the stock jumped 160% during the period on improving business fundamentals and strong execution by the management team. Also within materials, fertilizer producer Agrium’s shares moved higher on improving potash demand and incremental visibility on potash pricing for 2010.

Weaker stock selection in the healthcare sector held back relative returns for the period. Martek Biosciences (no longer held in the Portfolio), a producer of additives for infant formula, experienced sharp declines after published research suggested that certain additives were not as beneficial as once perceived. Healthcare service provider Magellan Health Services, Inc. was flat for the period, as potential congressional regulatory reform depressed the stock price for a majority of the year. Also, despite being almost fully invested, the Portfolio did maintain roughly 2.4% in a cash position throughout the year, which was the most significant detractor from relative returns.

There were some slight changes to Portfolio positioning by year-end. In particular, we increased our weighting in the consumer discretionary sector, initiating positions in DISH Network, Coach, Staples, and American Eagle Outfitters, to name a few. Consequently, we reduced our overall position in the industrials sector, as a number of names hit our price targets during the course of the year. At the end of the period, the Portfolio’s most significant overweight was in the healthcare sector, while the most significant underweight was in the consumer staples sector. In general, sector allocations are a function of our bottom-up stock selection process, and therefore are a result of where we are finding individual opportunities in the mid-cap growth universe.

Eileen Leary

Andrew Leger

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Aggressive Growth Portfolio
Class A	49.44	2.93	–0.80	—
Class B	49.06	2.68	—	3.65
Class D	49.24	—	—	–1.05
Class E	49.17	2.78	—	1.33
Russell Midcap Growth Index[1]	46.29	2.40	–0.52	—

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Adobe Systems, Inc.	2.1
Agrium, Inc.	2.1
Scientific Games Corp.	2.0
Lam Research Corp.	2.0
Broadcom Corp.	2.0
Mednax, Inc.	2.0
Amdocs, Ltd.	2.0
Lender Processing Services, Inc.	1.9
DreamWorks Animation SKG, Inc.	1.9
BE Aerospace, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	24.4
Consumer Discretionary	17.7
Health Care	17.5
Industrials	12.5
Energy	7.8
Financials	6.9
Materials	6.8
Consumer Staples	3.0
Cash & Equivalents	2.1
Telecommunication Services	1.3

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.79%	$1,000.00	$1,267.90	$4.52
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

Class B	Actual	1.04%	$1,000.00	$1,266.20	$5.94
	Hypothetical	1.04%	$1,000.00	$1,019.90	$5.29

Class D	Actual	0.89%	$1,000.00	$1,267.20	$5.09
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

Class E	Actual	0.94%	$1,000.00	$1,267.00	$5.37
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—98.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.7%
BE Aerospace, Inc. (a)	670,000	$15,745,000
Precision Castparts Corp.	101,300	11,178,455
Spirit Aerosystems Holdings, Inc. (a) (b)	673,000	13,365,780

		40,289,235

Biotechnology—3.3%
Dendreon Corp. (a) (b)	543,100	14,272,668
OSI Pharmaceuticals, Inc. (a) (b)	450,300	13,972,809

		28,245,477

Capital Markets—3.2%
Greenhill & Co., Inc.	75,400	6,050,096
Invesco, Ltd.	600,421	14,103,889
Northern Trust Corp.	132,400	6,937,760

		27,091,745

Chemicals—4.8%
Agrium, Inc. (b)	288,600	17,748,900
Airgas, Inc.	168,200	8,006,320
Celanese Corp. (Series A)	487,300	15,642,330

		41,397,550

Commercial Banks—0.7%
KeyCorp.	1,005,500	5,580,525

Communications Equipment—1.5%
Harris Corp.	183,064	8,704,693
Juniper Networks, Inc. (a)	168,200	4,485,894

		13,190,587

Construction & Engineering—1.6%
Quanta Services, Inc. (a)	652,700	13,602,268

Containers & Packaging—1.0%
Owens-Illinois, Inc. (a)	258,500	8,496,895

Diversified Consumer Services—0.9%
Apollo Group, Inc. (Class A) (a)	127,000	7,693,660

Diversified Financial Services—2.4%
CME Group, Inc.	29,930	10,054,984
MSCI, Inc. (a)	322,000	10,239,600

		20,294,584

Electrical Equipment—1.3%
Ametek, Inc.	286,100	10,940,464

Electronic Equipment, Instruments & Components—2.1%
Amphenol Corp. (Class A)	290,500	13,415,290
Cogent, Inc. (a) (b)	450,500	4,680,695

		18,095,985

Security Description	Shares	Value*

Energy Equipment & Services—3.1%
Noble Corp.	216,500	$8,811,550
Rowan Cos., Inc. (a)	334,400	7,570,816
Superior Energy Services, Inc. (a)	436,400	10,600,156

		26,982,522

Health Care Equipment & Supplies—3.6%
Gen-Probe, Inc. (a) (b)	178,000	7,636,200
Hologic, Inc. (a) (b)	608,900	8,829,050
Inverness Medical Innovations, Inc. (a)	339,100	14,076,041

		30,541,291

Health Care Providers & Services—7.5%
Aetna, Inc.	139,300	4,415,810
Humana, Inc. (a)	102,200	4,485,558
Lincare Holdings, Inc. (a) (b)	412,400	15,308,288
Magellan Health Services, Inc. (a)	260,000	10,589,800
Medco Health Solutions, Inc. (a)	194,400	12,424,104
Mednax, Inc. (a)	287,700	17,293,647

		64,517,207

Hotels, Restaurants & Leisure—3.9%
Bally Technologies, Inc. (a)	203,200	8,390,128
Darden Restaurants, Inc.	209,100	7,333,137
Scientific Games Corp. (a)	1,202,800	17,500,740

		33,224,005

Household Durables—1.0%
NVR, Inc. (a) (b)	11,900	8,457,449

Household Products—1.3%
Church & Dwight Co., Inc. (b)	182,700	11,044,215

IT Services—8.2%
Alliance Data Systems Corp. (a) (b)	109,000	7,040,310
Amdocs, Ltd. (a)	596,950	17,030,983
Fidelity National Information Services, Inc.	162,600	3,811,344
Gartner, Inc. (Class A) (a)	677,400	12,220,296
Genpact, Ltd. (a)	627,600	9,351,240
Lender Processing Services, Inc.	399,050	16,225,373
TeleTech Holdings, Inc. (a) (b)	229,800	4,602,894

		70,282,440

Machinery—2.2%
Joy Global, Inc.	147,700	7,619,843
Pentair, Inc.	356,100	11,502,030

		19,121,873

Media—3.7%
CKX, Inc. (a) (b)	1,208,100	6,366,687
DISH Network Corp. (a)	461,500	9,585,355
DreamWorks Animation SKG, Inc. (a)	405,200	16,187,740

		32,139,782

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—1.0%
Century Aluminum Co. (a)	510,698	$8,268,201

Oil, Gas & Consumable Fuels—4.6%
Consol Energy, Inc.	286,500	14,267,700
Plains Exploration & Production Co. (a)	318,500	8,809,710
The Williams Cos., Inc.	427,600	9,013,808
Ultra Petroleum Corp. (a)	155,500	7,753,230

		39,844,448

Personal Products—1.7%
Avon Products, Inc.	454,900	14,329,350

Pharmaceuticals—3.2%
Allergan, Inc.	120,800	7,611,608
Medicis Pharmaceutical Corp. (b)	425,800	11,517,890
Shire plc (ADR)	143,200	8,405,840

		27,535,338

Professional Services—2.7%
IHS, Inc. (a)	197,400	10,819,494
Manpower, Inc.	169,700	9,262,226
Verisk Analytics, Inc. (a)	104,500	3,164,260

		23,245,980

Real Estate Investment Trusts—0.7%
Chimera Investment Corp.	1,544,800	5,993,824

Semiconductors & Semiconductor Equipment—6.7%
Broadcom Corp. (a)	551,800	17,354,110
Lam Research Corp. (a) (b)	445,700	17,475,897
ON Semiconductor Corp. (a)	1,044,800	9,204,688
PMC-Sierra, Inc. (a)	1,552,390	13,443,697

		57,478,392

Software—5.9%
Adobe Systems, Inc. (a)	490,440	18,038,383
Intuit, Inc. (a)	299,100	9,185,361
Salesforce.com, Inc. (a)	155,300	11,456,481
TiVo, Inc. (a) (b)	1,190,300	12,117,254

		50,797,479

Specialty Retail—6.2%
American Eagle Outfitters, Inc.	778,100	13,212,138
Bed Bath & Beyond, Inc. (a)	230,700	8,911,941
GameStop Corp. (Class A) (a) (b)	541,100	11,871,734
Staples, Inc.	451,700	11,107,303
The TJX Cos., Inc.	224,500	8,205,475

		53,308,591

Textiles, Apparel & Luxury Goods—2.1%
Coach, Inc.	232,900	8,507,837
lululemon athletica, Inc. (a)	306,500	9,225,650

		17,733,487

Security Description	Shares	Value*

Wireless Telecommunication Services—1.3%
American Tower Corp. (Class A) (a)	259,527	$11,214,162

Total Common Stock (Identified Cost $764,516,137)		840,979,011

Short Term Investments—11.0%
Security Description	Shares/Par Amount	Value*

Mutual Funds—8.9%
State Street Navigator Securities Lending Prime Portfolio (c)	76,843,393	76,843,393

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $17,716,010 on 01/04/10, collateralized by $16,300,000 Federal Home Loan Mortgage Corp. due 10/18/16 with a value of $18,072,625.	$17,716,000	17,716,000

Total Short Term Investments (Identified Cost $94,559,393)		94,559,393

Total Investments—109.1% (Identified Cost $859,075,530) (d)		935,538,404
Liabilities in excess of other assets		(77,810,509)

Net Assets—100.0%		$857,727,895

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $81,033,494 and the collateral received consisted of cash in the amount of $76,843,393 and non-cash collateral with a value of $7,176,015. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $864,970,535 and the composition of unrealized appreciation and depreciation of investment securities was $130,691,485 and $(60,123,616), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$840,979,011	$—	$—	$840,979,011
Short Term Investments
Mutual Funds	76,843,393	—	—	76,843,393
Repurchase Agreement	—	17,716,000	—	17,716,000
Total Short Term Investments	76,843,393	17,716,000	—	94,559,393
Total Investments	$917,822,404	$17,716,000	$—	$935,538,404

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$935,538,404
Cash		392
Receivable for:
Fund shares sold		110,188
Accrued interest and dividends		452,634
Foreign taxes		18

Total Assets		936,101,636
Liabilities
Payable for:
Fund shares redeemed	$870,597
Foreign taxes	2,381
Collateral for securities loaned	76,843,393
Due to custodian bank	2,898
Accrued expenses:
Management fees	526,015
Distribution and service fees	28,771
Deferred directors’ fees	4,075
Other expenses	95,611

Total Liabilities		78,373,741

Net Assets		$857,727,895

Net assets consists of:
Paid in surplus		$927,805,648
Undistributed net investment income		267,460
Accumulated net realized losses		(146,808,087)
Unrealized appreciation on investments		76,462,874

Net Assets		$857,727,895

Net Assets
Class A		$622,761,937
Class B		67,644,388
Class D		152,329,042
Class E		14,992,528
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		26,632,021
Class B (5,000,000)		3,045,553
Class D (15,000,000)		6,569,058
Class E (5,000,000)		647,253
Net Asset Value, Offering and Redemption Price Per Share
Class A		$23.38
Class B		22.21
Class D		23.19
Class E		23.16

(a)	Identified cost of investments was $859,075,530.
(b)	Includes securities loaned at value of $81,033,494.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$5,732,478
Interest (b)		587,730

		6,320,208
Expenses
Management fees	$5,269,829
Distribution and service fees—Class B	122,719
Distribution and service fees—Class D	131,601
Distribution and service fees—Class E	18,730
Directors’ fees and expenses	33,897
Custodian and accounting	57,761
Audit and tax services	35,652
Legal	16,520
Shareholder reporting	265,065
Insurance	6,546
Miscellaneous	12,222

Total expenses	5,970,542
Less broker commission recapture	(183,020)	5,787,522

Net Investment Income		532,686

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(73,307,031)
Net change in unrealized appreciation on:
Investments		364,330,325

Net realized and unrealized gain		291,023,294

Net Increase in Net Assets From Operations		$291,555,980

(a)	Net of foreign taxes of $4,325.
(b)	Includes net income on securities loaned of $583,501.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$532,686	$1,234,529
Net realized loss	(73,307,031)	(13,997,593)
Net change in unrealized appreciation (depreciation)	364,330,325	(530,783,936)

Increase (decrease) in net assets from operations	291,555,980	(543,547,000)

From Distributions to Shareholders
Net investment income
Class A	(1,038,672)	0
Class D	(86,595)	0
Class E	(2,653)	0

Total distributions	(1,127,920)	0

Decrease in net assets from capital share transactions	(51,515,389)	(109,634,253)

Total increase (decrease) in net assets	238,912,671	(653,181,253)

Net Assets
Beginning of the period	618,815,224	1,271,996,477

End of the period	$857,727,895	$618,815,224

Undistributed Net Investment Income
End of the period	$267,460	$1,045,714

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	632,096	$11,863,692	1,083,815	$23,861,568
Reinvestments	62,010	1,038,672	0	0
Redemptions	(3,255,563)	(59,656,121)	(4,349,912)	(102,062,908)

Net decrease	(2,561,457)	$(46,753,757)	(3,266,097)	$(78,201,340)

Class B
Sales	1,736,525	$29,823,439	1,231,192	$26,842,935
Redemptions	(841,635)	(14,691,807)	(724,956)	(15,061,146)

Net increase	894,890	$15,131,632	506,236	$11,781,789

Class D
Sales	563,979	$10,192,192	772,219	$18,133,231
Reinvestments	5,210	86,595	0	0
Redemptions	(1,587,495)	(29,183,751)	(2,567,742)	(61,103,088)

Net decrease	(1,018,306)	$(18,904,964)	(1,795,523)	$(42,969,857)

Class E
Sales	146,499	$2,823,318	256,311	$5,557,784
Reinvestments	160	2,653	0	0
Redemptions	(206,900)	(3,814,271)	(253,021)	(5,802,629)

Net increase (decrease)	(60,241)	$(988,300)	3,290	$(244,845)

Decrease derived from capital share transactions		$(51,515,389)		$(109,634,253)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$15.68	$28.89	$23.96		$22.45	$20.28

Income (Loss) From Investment Operations
Net investment income (loss)	0.02 (a)	0.04 (a)	(0.06	) (a)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	7.72	(13.25)	4.99		1.58	2.24

Total from investment operations	7.74	(13.21)	4.93		1.51	2.17

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00		0.00	0.00

Total distributions	(0.04)	0.00	0.00		0.00	0.00

Net Asset Value, End of Period	$23.38	$15.68	$28.89		$23.96	$22.45

Total Return (%)	49.44	(45.73)	20.58		6.73	10.70
Ratio of expenses to average net assets before broker commission recapture (%)	0.79	0.77	0.76		0.79	0.79
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.77	0.75	0.74		0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	0.11	0.16	(0.24)		(0.29)	(0.33)
Portfolio turnover rate (%)	55	48	49		91	71
Net assets, end of period (in millions)	$622.76	$457.84	$937.66		$880.97	$938.55

	Class B
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$14.90		$27.51		$22.88		$21.49	$19.46

Income (Loss) From Investment Operations
Net investment loss	(0.02	) (a)	(0.02	) (a)	(0.12	) (a)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	7.33		(12.59)		4.75		1.48	2.11

Total from investment operations	7.31		(12.61)		4.63		1.39	2.03

Net Asset Value, End of Period	$22.21		$14.90		$27.51		$22.88	$21.49

Total Return (%)	49.06		(45.84)		20.24		6.47	10.43
Ratio of expenses to average net assets before broker commission recapture (%)	1.04		1.02		1.01		1.04	1.04
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	1.02		1.00		0.99		1.02	1.01
Ratio of net investment loss to average net assets (%)	(0.13)		(0.11)		(0.48)		(0.53)	(0.56)
Portfolio turnover rate (%)	55		48		49		91	71
Net assets, end of period (in millions)	$67.64		$32.05		$45.24		$21.63	$11.76

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

Selected per share data	Class D
	Year ended December 31,
	2009		2008	2007		2006(c)
Net Asset Value, Beginning of Period	$15.54		$28.66	$23.80		$24.12

Income (Loss) From Investment Operations
Net investment income (loss)	0.00	(a)(d)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) on investments	7.66		(13.13)	4.95		(0.26)

Total from investment operations	7.66		(13.12)	4.86		(0.32)

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		0.00

Total distributions	(0.01)		0.00	0.00		0.00

Net Asset Value, End of Period	$23.19		$15.54	$28.66		$23.80

Total Return (%)	49.24		(45.74)	20.42		(1.33	)(e)
Ratio of expenses to average net assets before broker commission recapture (%)	0.89		0.87	0.86		0.89	(f)
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.87		0.85	0.84		0.87	(f)
Ratio of net investment income (loss) to average net assets (%)	0.01		0.06	(0.34)		(0.36	)(f)
Portfolio turnover rate (%)	55		48	49		91
Net assets, end of period (in millions)	$152.33		$117.94	$268.93		$270.16

	Class E
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$15.53		$28.64		$23.79		$22.33	$20.20

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.00	(a)(d)	(0.10	)(a)	(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	7.64		(13.11)		4.95		1.58	2.24

Total from investment operations	7.63		(13.11)		4.85		1.46	2.13

Net Asset Value, End of Period	$23.16		$15.53		$28.64		$23.79	$22.33

Total Return (%)	49.17		(45.78)		20.39		6.54	10.54
Ratio of expenses to average net assets before broker commission recapture (%)	0.94		0.92		0.91		0.94	0.94
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.92		0.90		0.89		0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.00	(g)	(0.39)		(0.44)	(0.48)
Portfolio turnover rate (%)	55		48		49		91	71
Net assets, end of period (in millions)	$14.99		$10.99		$20.17		$16.31	$17.65

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	Commencement of operations was May 2, 2006.
(d)	Net investment income was less than $0.01.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Ratio of net investment income to average net assets was less than 0.01%

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,269,829	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$381,150,829	$0	$426,963,454

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$1,127,920	$—	$—	$—	$—	$—	$1,127,920	$—

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$271,536	$—	$70,567,869	$(140,913,081)	$(70,073,676)

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/10	Total
$120,281,948	$20,631,133	$140,913,081

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Code.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Aggressive Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Aggressive Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the BlackRock Bond Income Portfolio returned 9.47%, 9.18%, and 9.30%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 5.93%.

MARKET ENVIRONMENT/CONDITIONS

The fiscal year ended December 31, 2009, was a tale of two markets. Throughout the first quarter, concerns about deflation and a free-falling global economy pushed the markets to their cyclical lows, with spreads on non-government fixed income assets still hovering near historical highs. As the first quarter drew to a close, central banks across the world had stepped in to provide an unprecedented level of fiscal and monetary stimulus in an effort to stop the bleeding in the markets. In the United States, the Federal Reserve instituted a quantitative easing program, through which they began to purchase Treasuries, and they expanded the Agency Debenture and Agency Mortgage Purchase programs that were initiated in the fourth quarter of 2008. Additionally, the U.S. Treasury expanded the Term Asset-Backed Securities Loan Facility (TALF) program into the commercial mortgage-backed securities (CMBS) market and created the Public-Private Investment Program (PPIP), specifically the legacy securities purchase program, to purchase CMBS and non-Agency residential mortgages. By the end of 2009, these policy decisions had led to a significant bounce back in the markets, with asset prices up broadly, spreads tighter across all spectrums of the fixed income markets and most major countries showing signs of economic growth.

PORTFOLIO REVIEW/CURRENT POSITIONING

The BlackRock Bond Income Portfolio is centered around finding relative value across the markets through active trading across sectors and sub-sectors of the fixed income markets, and ultimately through individual security selection. For the year ended December 31, 2009, performance benefited from an overweight exposure to index spread sectors, including CMBS, asset-backed securities (ABS) and investment-grade corporate credit. The Portfolio also benefited from its out-of-index exposure to non-Agency mortgages, as spreads continued to narrow due to improving economic data and strong technicals resulting from PPIP buying. Likewise, the Portfolio’s underweight in U.S. Treasuries also helped performance as investor willingness to pick up yield and take on risk increased throughout the year, causing Treasuries to underperform the broad bond market.

At period-end, the Portfolio was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio holds an underweight in U.S. Treasuries, Agency debentures and Agency mortgages, while holding overweights in Federal Deposit Insurance Corporation (FDIC)-guaranteed debt and non-U.S. government-backed debt. Within the non-government sectors, the Portfolio is overweight in AAA-rated CMBS, ABS, and investment-grade corporate debt. The Portfolio also holds out-of-index allocations to non-Agency mortgages and non-U.S. government debt, including Canadian and German issues. The Portfolio ended the period with a slightly longer duration relative to the benchmark.

Scott Amero

Curtis Arledge

Matthew Marra

Andrew Phillips

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Bond Income Portfolio
Class A	9.47	3.74	5.42	—
Class B	9.18	3.48	—	4.66
Class E	9.30	3.58	—	4.50
Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	6.33	—

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 Inception dates of the Class A, Class B, and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Federal National Mortgage Association	34.6
Federal Home Loan Mortgage Corp.	9.2
U.S. Treasury Bonds	4.9
General Electric Capital Corp.	4.0
Government National Mortgage Association	3.4
Citibank N.A.	2.1
U.S. Treasury Notes	1.7
LB-UBS Commercial Mortgage Trust	1.6
Federal Republic of Germany	1.5
Morgan Stanley	1.5

Top Sectors

% of Net Assets
Mortgage-Backed	36.3
Investment Grade Corporates	26.1
Agencies	10.4
Commercial Mortgage-Backed	8.0
U.S. Treasury	6.7
Asset Backed	5.9
Other	3.3
Cash & Equivalents	2.4
High Yield	0.9

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.42%	$1,000.00	$1,050.20	$2.17
	Hypothetical	0.42%	$1,000.00	$1,023.07	$2.14

Class B(a)	Actual	0.67%	$1,000.00	$1,048.80	$3.46
	Hypothetical	0.67%	$1,000.00	$1,021.79	$3.41

Class E(a)	Actual	0.57%	$1,000.00	$1,049.40	$2.94
	Hypothetical	0.57%	$1,000.00	$1,022.30	$2.91

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—110.1% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense— 0.1%
L-3 Communications Corp.
5.875%, 01/15/15	$370,000	$369,538
6.375%, 10/15/15	650,000	652,437
Northrop Grumman Systems Corp. 7.125%, 02/15/11	1,000,000	1,058,577

		2,080,552

Asset Backed— 6.3%
Bank of America Auto Trust (144A) 2.130%, 09/16/13	13,720,000	13,851,307
Centex Home Equity 2.281%, 12/25/32 (a)	625,393	59,382
Chase Funding Mortgage Loan Asset- Backed Certificates 5.833%, 04/25/32 (a)	1,088,006	806,501
Chase Issuance Trust
0.683%, 09/17/12 (a)	16,590,000	16,609,805
4.230%, 01/15/13 (a)	2,115,000	2,144,469
Countrywide Asset-Backed Certificates 0.381%, 07/25/36 (a)	6,570,579	4,404,170
DT Auto Owner Trust (144A) 5.603%, 03/15/13	4,618,157	4,704,290
Ford Credit Auto Owner Trust 6.070%, 05/15/14	10,445,000	11,370,286
Globaldrive BV 4.000%, 10/20/16 (EUR)	3,970,887	5,746,510
Harley- Davidson Motorcycle Trust 1.740%, 09/16/13 (a)	10,080,000	10,073,230
Honda Auto Receivables Owner Trust 2.790%, 05/16/12	9,875,000	10,075,060
Knollwood CDO, Ltd. (144A) 3.484%, 02/08/39 (a) (b) (c)	636,306	0
Merrill Lynch First Franklin Mortgage Loan Trust 0.351%, 04/25/37 (a)	984,557	928,468
Nissan Auto Receivables Owner Trust 3.200%, 02/15/13	6,860,000	7,046,486
Option One Mortgage Loan Trust 1.356%, 01/25/33 (a)	255,361	124,099
SLM Student Loan Trust
0.362%, 04/26/21 (a)	3,340,000	3,312,610
1.382%, 10/25/16 (a)	970,000	984,851
1.582%, 01/25/28 (a)	3,620,000	3,721,507
1.982%, 07/25/23 (a)	9,750,000	10,189,615
Structured Asset Investment Loan Trust 3.156%, 04/25/33 (a)	59,325	13,753
Wachovia Auto Owner Trust 5.380%, 03/20/13	4,886,678	4,978,142

		111,144,541

Beverages— 1.0%
Anheuser-Busch InBev Worldwide, Inc. (144A) 3.000%, 10/15/12	17,500,000	17,581,987

Security Description	Par Amount	Value*

Capital Markets—2.3%
Credit Suisse USA, Inc. 6.125%, 11/15/11	$1,600,000	$1,725,414
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (d)	4,775,000	1,432
Morgan Stanley
0.534%, 01/09/12 (a)	2,140,000	2,115,771
4.200%, 11/20/14	8,440,000	8,445,891
5.050%, 01/21/11	6,800,000	7,052,865
5.625%, 01/09/12	1,290,000	1,361,365
5.625%, 09/23/19	3,405,000	3,429,891
6.250%, 08/28/17	3,840,000	4,007,359
The Bank of New York Mellon Corp. 4.300%, 05/15/14	7,725,000	8,130,277
The Bear Stearns Cos., LLC 0.684%, 07/19/10 (a)	2,040,000	2,043,495
The Goldman Sachs Group, Inc. 3.625%, 08/01/12	2,755,000	2,838,490

		41,152,250

Collateralized-Mortgage Obligation—6.3%
Banc of America Alternative Loan Trust 5.500%, 10/25/35	7,328,771	5,866,304
Bear Stearns Adjustable Rate Mortgage Trust
5.410%, 02/25/47 (a)	1,633,404	1,067,467
5.451%, 11/25/34 (a)	2,768,000	2,520,974
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	8,919,073	6,012,013
Countrywide Alternative Loan Trust
0.321%, 11/25/36 (a)	498,378	481,105
0.423%, 03/20/47 (a)	4,117,826	2,208,068
5.500%, 11/25/35	4,117,361	3,074,511
5.500%, 04/25/37	3,724,745	2,535,088
Countrywide Home Loan Mortgage Pass-Through Trust
0.431%, 04/25/46 (a)	1,726,120	837,490
6.000%, 04/25/36	5,780,347	4,972,078
6.250%, 09/25/36	5,780,347	4,560,096
6.500%, 10/25/37	4,655,610	3,775,409
Credit Suisse Mortgage Capital Certificates
6.000%, 10/25/21	1,914,169	1,276,213
6.000%, 02/25/37	3,477,196	2,583,417
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.431%, 02/25/47 (a)	1,412,336	748,671
0.631%, 04/25/35 (a)	2,097,441	1,232,493
GMAC Mortgage Corp. Loan Trust 5.618%, 04/19/36 (a)	6,117,171	4,839,511
GSR Mortgage Loan Trust
5.234%, 11/25/35 (a)	4,245,208	3,521,298
6.000%, 07/25/37	5,058,557	4,193,860
Harborview Mortgage Loan Trust
0.403%, 12/19/36 (a)	7,738,059	4,067,539
0.543%, 11/19/35 (a)	2,883,951	1,518,455
0.563%, 09/19/35 (a)	464,600	255,555

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Indymac INDA Mortgage Loan Trust 5.859%, 09/25/36 (a)	$2,752,792	$1,770,219
JPMorgan Mortgage Trust
5.500%, 03/25/22	794,590	666,463
5.875%, 07/25/36	948,980	813,009
6.500%, 08/25/36	4,552,594	4,061,478
Merrill Lynch Mortgage Investors, Inc. 5.782%, 05/25/36 (a)	5,880,965	3,409,069
Residential Funding Mortgage Securities I
5.500%, 11/25/35	5,813,953	4,943,087
6.000%, 04/25/37	6,493,506	4,470,650
Station Place Securitization Trust (144A) 1.741%, 12/29/10 (a)	8,315,000	8,273,425
Structured Adjustable Rate Mortgage Loan Trust 5.687%, 04/25/37 (a)	3,218,230	2,061,561
WaMu Mortgage Pass-Through Certificates
1.294%, 06/25/47 (a)	1,754,507	945,277
1.314%, 05/25/47 (a)	2,043,393	1,128,821
2.912%, 06/25/33 (a)	538,438	157,534
4.906%, 08/25/35 (a)	2,842,286	2,402,713
Wells Fargo Mortgage Backed Securities Trust
4.306%, 07/25/36 (a)	6,024,097	4,927,807
5.500%, 03/25/36	3,015,610	2,763,529
5.778%, 04/25/36 (a)	2,903,000	2,435,666
6.000%, 08/25/36	3,302,527	2,807,354
6.100%, 09/25/36 (a)	2,559,397	2,139,728

		112,325,005

Commercial Banks—4.7%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (a)	6,555,000	6,542,309
Barclays Bank plc (144A)
7.434%, 09/29/49 (a)	3,755,000	3,417,050
5.926%, 12/31/49	2,540,000	1,905,000
Citibank N.A.
1.375%, 08/10/11	25,600,000	25,667,866
1.750%, 12/28/12	11,415,000	11,314,571
Eksportfinans A/S 5.500%, 05/25/16	4,100,000	4,417,295
HSBC Bank USA, N.A. 5.875%, 11/01/34	2,300,000	2,236,888
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	6,325,000	6,702,659
Kreditanstalt fuer Wiederaufbau 2.750%, 10/21/14	9,855,000	9,744,249
Landwirtschaftliche Rentenbank
4.000%, 02/02/15	1,165,000	1,209,701
4.125%, 07/15/13	580,000	611,508
4.375%, 01/15/13	1,280,000	1,361,344
5.250%, 07/02/12	2,000,000	2,160,848
Royal Bank of Scotland Group plc 5.050%, 01/08/15	2,300,000	1,995,163
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	1,510,000	1,531,619

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
U.S. Bank N.A. 4.950%, 10/30/14	$2,300,000	$2,439,408

		83,257,478

Commercial Mortgage-Backed Securities—8.0%
Banc of America Commercial Mortgage, Inc.
4.621%, 07/10/43	5,225,000	5,196,298
5.356%, 12/10/16	4,785,000	4,289,639
6.186%, 06/11/35	5,530,000	5,791,831
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	2,018,792	2,067,305
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,230,000	1,142,219
Commercial Mortgage Pass-Through Certificates 5.167%, 06/10/44 (a)	7,050,000	5,677,611
CS First Boston Mortgage Securities Corp.
3.936%, 05/15/38 (a)	10,000,000	9,841,900
4.940%, 12/15/35	7,295,000	7,483,791
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	4,610,774	4,696,716
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,155,028
GMAC Commercial Mortgage Securities, Inc.
5.134%, 08/10/38 (a)	3,000,000	2,990,275
6.465%, 04/15/34	6,071,562	6,290,065
6.957%, 09/15/35	6,974,924	7,176,718
7.455%, 08/16/33	2,840,737	2,881,965
Greenwich Capital Commercial Funding Corp. 4.799%, 08/10/42 (a)	10,480,000	10,116,885
JPMorgan Chase Commercial Mortgage Securities Corp.
4.996%, 08/15/42 (a)	2,300,000	1,962,740
5.857%, 10/12/35	5,710,000	5,945,036
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	4,456,112	4,259,994
LB-UBS Commercial Mortgage Trust
4.071%, 09/15/26	1,138,872	1,161,692
4.559%, 07/17/12 (a)	4,075,000	4,141,646
5.430%, 02/17/40 (a)	16,920,000	14,615,315
5.642%, 12/15/25	1,375,221	1,409,657
5.866%, 09/15/45	6,725,000	5,902,598
7.950%, 05/15/25 (a)	729,727	730,687
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	1,108,345	1,144,627
Morgan Stanley Capital I
5.632%, 04/12/49 (a)	1,390,000	1,403,829
5.693%, 10/15/42	2,695,000	2,747,371
Salomon Brothers Mortgage Securities VII, Inc.
6.499%, 10/13/11	5,283,213	5,537,722
6.592%, 12/18/33	4,682,638	4,764,818
Wachovia Bank Commercial Mortgage Trust 5.902%, 02/15/51 (a)	4,300,000	3,531,320
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	2,625,383	2,641,939

		142,699,237

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Services & Supplies—0.1%
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	$1,200,000	$1,215,264

Communications Equipment—0.4%
Cisco Systems, Inc. 4.450%, 01/15/20	6,925,000	6,793,314

Consumer Finance—0.4%
SLM Corp.
0.442%, 07/26/10 (a)	5,145,000	5,035,319
5.400%, 10/25/11	2,470,000	2,467,819

		7,503,138

Containers & Packaging—0.2%
Ball Corp.
7.125%, 09/01/16	1,355,000	1,388,875
7.375%, 09/01/19	1,355,000	1,392,262

		2,781,137

Diversified Financial Services—11.5%
AES Ironwood, LLC 8.857%, 11/30/25	162,801	161,173
AES Red Oak, LLC 9.200%, 11/30/29	85,000	79,688
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	2,007,791
Bank of America Corp.
5.375%, 06/15/14	3,100,000	3,210,769
5.650%, 05/01/18	1,285,000	1,305,061
Belvoir Land, LLC (144A) 5.270%, 12/15/47	615,000	420,432
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	2,100,000	2,238,739
BP Capital Markets plc 3.125%, 03/10/12	5,445,000	5,608,611
CDP Financial, Inc. (144A) 3.000%, 11/25/14	9,910,000	9,670,277
Citigroup Funding, Inc.
1.875%, 10/22/12	14,200,000	14,146,352
2.125%, 07/12/12 (e)	7,135,000	7,190,096
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	5,320,000	4,628,400
Daimler Finance North America, LLC 7.300%, 01/15/12	3,800,000	4,131,140
Devon Financing Corp. 6.875%, 09/30/11	2,800,000	3,041,682
FCE Bank plc 7.875%, 02/15/11 (GBP)	2,700,000	4,342,323
General Electric Capital Corp.
0.404%, 04/10/12 (a)	4,740,000	4,636,768
2.000%, 09/28/12 (e)	9,050,000	9,061,711
2.125%, 12/21/12	19,050,000	19,067,659
2.250%, 03/12/12	9,050,000	9,181,135

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp.
2.625%, 12/28/12	$12,050,000	$12,271,877
5.000%, 11/15/11	12,200,000	12,886,323
5.000%, 04/10/12	2,135,000	2,248,870
6.375%, 11/15/67 (a)	2,475,000	2,147,063
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	3,475,000	3,730,235
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	2,435,000	1,887,125
Icahn Enterprises, L.P. 8.125%, 06/01/12	225,000	229,500
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,145,711
Japan Finance Corp. 2.000%, 06/24/11	4,420,000	4,473,301
JPMorgan Chase & Co.
2.200%, 06/15/12	10,000,000	10,138,970
7.900%, 12/31/49 (a)	1,775,000	1,830,842
JPMorgan Chase Capital XXV 6.800%, 10/01/37	7,435,000	7,387,133
Petrobras International Finance Co.
5.750%, 01/20/20	8,660,000	8,809,705
5.875%, 03/01/18	380,000	383,196
Shell International Finance BV 4.000%, 03/21/14	6,350,000	6,626,422
Sprint Capital Corp. 8.375%, 03/15/12	200,000	207,000
Telecom Italia Capital S.A.
4.000%, 01/15/10	2,000,000	2,001,540
5.250%, 11/15/13	850,000	894,022
5.250%, 10/01/15	1,100,000	1,150,102
Verizon Wireless Capital, LLC
3.750%, 05/20/11	15,290,000	15,766,528
8.500%, 11/15/18	2,100,000	2,604,802
Wind Acquisition Finance S.A. (144A) 12.000%, 12/01/15 (a)	100,000	107,000
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (a)	537,000	453,765

		203,510,839

Diversified Telecommunication Services—1.5%
AT&T, Inc. 6.500%, 09/01/37	7,275,000	7,540,537
Qwest Communications International, Inc. 7.500%, 02/15/14	405,000	406,519
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	175,000	175,656
Qwest Corp.
3.504%, 06/15/13 (a)	415,000	399,438
8.875%, 03/15/12	595,000	639,625
Telefonica Emisiones SAU 4.949%, 01/15/15	5,475,000	5,852,446
Verizon Communications, Inc. 8.750%, 11/01/18	8,150,000	10,179,505

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Windstream Corp.
8.125%, 08/01/13	$770,000	$798,875
8.625%, 08/01/16	255,000	259,463

		26,252,064

Electric Utilities—0.8%
Elwood Energy, LLC 8.159%, 07/05/26	191,343	175,949
Florida Power & Light Co.
5.625%, 04/01/34	475,000	477,084
5.950%, 02/01/38	1,330,000	1,397,169
Florida Power Corp. 6.400%, 06/15/38	2,850,000	3,111,610
MidAmerican Energy Holdings Co.
5.950%, 05/15/37	1,650,000	1,651,850
6.500%, 09/15/37	1,900,000	2,043,224
Niagara Mohawk Power Corp. (144A) 3.553%, 10/01/14	2,000,000	1,993,878
PECO Energy Co. 4.750%, 10/01/12	947,000	1,009,842
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,155,553
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15 (a)	1,832,000	1,483,920

		14,500,079

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	1,049,628
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	500,000	532,953

		1,582,581

Federal Agencies—48.1%
Federal Home Loan Bank 5.000%, 02/01/22	4,101,193	4,302,912
5.000%, 04/01/22	4,109,074	4,311,181
5.383%, 05/01/36 (a)	6,339,193	6,635,630
Federal Home Loan Mortgage Corp.
1.125%, 12/15/11 (e)	27,455,000	27,369,697
1.750%, 06/15/12 (e)	6,100,000	6,127,017
4.788%, 03/01/35 (a)	6,215,956	6,411,027
5.000%, TBA	4,100,000	4,249,780
5.500%, 11/01/38	21,425,486	22,467,657
5.500%, TBA	7,600,000	8,035,814
6.000%, 06/01/37	18,300,487	19,438,548
6.000%, 01/01/38	41,821,220	44,421,977
6.000%, 03/01/38	23,729,002	25,193,644
Federal National Mortgage Association
4.000%, TBA	35,400,000	34,835,736
4.500%, 12/01/20	13,486,052	14,022,812
4.500%, 04/01/39	122,452	122,350
4.500%, 06/01/39	10,690,609	10,681,700
4.500%, 07/01/39	21,976,326	21,958,013

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association
4.500%, 08/01/39	$12,351,557	$12,341,264
4.500%, 09/01/39	10,123,167	10,114,731
4.500%, TBA	89,500,000	89,432,220
5.000%, 12/01/22	975,311	1,020,844
5.000%, 01/01/23	11,113,331	11,631,626
5.000%, 12/01/32	237,023	244,257
5.000%, 06/01/33	3,009,841	3,101,233
5.000%, 07/01/33	1,777,200	1,831,164
5.000%, 08/01/33	12,131,293	12,499,656
5.000%, 10/01/33	3,185,286	3,282,006
5.000%, 12/01/33	695,886	717,017
5.000%, 04/25/35	1,713,110	1,815,991
5.000%, 09/01/35	1,140,861	1,175,503
5.000%, 10/01/35	12,770,291	13,130,121
5.000%, 03/01/36	31,932,871	32,832,648
5.000%, 07/01/37	1,219,359	1,256,385
5.045%, 07/01/38 (a)	6,393,638	6,720,136
5.125%, 01/02/14	7,095,000	7,532,265
5.250%, 08/01/12	3,100,000	3,308,103
5.250%, 09/15/16 (e)	10,000,000	11,048,380
5.500%, 04/01/17	84,058	89,505
5.500%, 05/01/19	19,013,282	20,245,545
5.500%, 06/25/28	1,025,911	1,061,641
5.500%, 09/01/33	4,776,025	5,019,802
5.500%, 07/01/34	50,370,418	52,941,411
5.500%, 02/01/35	12,369,356	13,000,709
5.500%, 05/01/35	17,732,006	18,637,078
5.500%, 12/01/35	39,966,587	42,006,550
5.500%, 09/01/36	3,810,541	4,009,205
5.500%, 05/01/38	238,991	250,443
5.500%, 07/01/38	12,407,325	13,001,843
5.500%, 09/01/38	7,800,000	8,173,750
5.500%, 01/01/39	4,853,684	5,086,256
5.500%, TBA	6,800,000	7,191,000
6.000%, 03/25/27	3,182,440	3,277,076
6.000%, 02/01/34	2,094,671	2,237,371
6.000%, 03/01/34	31,056,386	33,172,102
6.000%, 08/01/34	1,730,772	1,848,681
6.000%, 04/01/35	25,993,709	27,780,777
6.000%, 05/01/36	71,193	75,621
6.000%, 06/01/36	5,168,208	5,489,606
6.000%, 11/01/37	13,197,378	13,999,531
6.500%, TBA	27,000,000	28,915,326
9.000%, 04/01/16	8	8
Government National Mortgage Association
5.000%, 10/20/33	6,222,816	6,440,810
5.000%, TBA	34,100,000	35,064,382
5.500%, 04/15/33	265,613	280,275
6.168%, 01/16/38 (a) (f)	10,942,292	1,386,117
6.500%, 04/15/33	162,969	173,964
6.500%, TBA	16,300,000	17,328,937
7.500%, 12/15/14	154,640	167,092
8.000%, 11/15/29	31,019	35,658
8.500%, 01/15/17	9,445	10,532
8.500%, 02/15/17	3,400	3,792

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association
8.500%, 03/15/17	$7,149	$7,972
8.500%, 05/15/17	9,259	10,325
8.500%, 10/15/21	893	1,023
8.500%, 11/15/21	3,949	4,525
8.500%, 05/15/22	2,773	3,185
9.000%, 10/15/16	3,492	3,885

		854,054,356

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	1,000,000	1,280,302

Food Products—0.4%
Kraft Foods, Inc. 6.125%, 02/01/18	4,245,000	4,463,796
6.500%, 08/11/17 (a)	2,855,000	3,097,835

		7,561,631

Foreign Government—4.5%
Canadian Government Bond 3.750%, 06/01/19 (CAD)	19,695,000	19,031,599
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	11,600,000	12,254,344
Federal Republic of Germany 4.750%, 07/04/40 (EUR)	17,255,000	27,420,591
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,036,345
Province of Ontario Canada
1.875%, 11/19/12	6,010,000	5,970,509
4.100%, 06/16/14	6,290,000	6,564,338
Qatar Government International Bond (144A) 4.000%, 01/20/15	3,735,000	3,744,338

		80,022,064

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	275,000	275,344

Insurance—1.0%
Chubb Corp. 6.375%, 03/29/67 (a)	2,775,000	2,580,750
Lincoln National Corp. 7.000%, 05/17/66 (a)	1,735,000	1,440,050
Prudential Financial, Inc. 4.750%, 09/17/15	5,960,000	6,043,529
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	2,570,000	2,656,707
The Progressive Corp. 6.700%, 06/15/37 (a)	2,640,000	2,336,054
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	3,075,000	2,801,294

		17,858,384

Security Description	Par Amount	Value*

Media—1.5%
Clear Channel Worldwide Holdings, Inc. (144A) 9.250%, 12/15/17	$5,093,000	$5,235,600
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,330,000	1,533,087
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,723,429
Comcast Corp.
6.950%, 08/15/37	1,705,000	1,858,268
7.050%, 03/15/33	1,775,000	1,938,005
Cox Communications, Inc. 7.125%, 10/01/12	4,600,000	5,109,846
Cox Communications, Inc. (144A) 8.375%, 03/01/39	2,800,000	3,486,501
News America, Inc. 6.200%, 12/15/34	1,500,000	1,507,522
Time Warner Cable, Inc. 5.850%, 05/01/17	1,795,000	1,885,960
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	698,909

		25,977,127

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,549,416

Oil, Gas & Consumable Fuels—1.4%
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,850,000	1,914,634
Cenovus Energy, Inc. (144A) 6.750%, 11/15/39	5,545,000	6,044,349
ConocoPhillips 4.600%, 01/15/15	9,800,000	10,407,502
Enterprise Products Operating, LLC
4.950%, 06/01/10	25,000	25,341
6.125%, 10/15/39	2,250,000	2,173,664
Sabine Pass LNG, L.P. 7.500%, 11/30/16	1,900,000	1,581,750
XTO Energy, Inc. 6.750%, 08/01/37	2,500,000	2,944,730

		25,091,970

Paper & Forest Products—0.2%
International Paper Co. 7.300%, 11/15/39	3,225,000	3,421,277

Pharmaceuticals—1.7%
Eli Lilly & Co. 3.550%, 03/06/12	2,600,000	2,705,784
Merck & Co., Inc. 4.000%, 06/30/15	7,055,000	7,357,257
Pfizer, Inc. 5.350%, 03/15/15	6,256,000	6,837,214

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Pharmaceuticals—(Continued)
Roche Holdings, Inc. (144A)
2.262%, 02/25/11 (a)	$1,255,000	$1,281,460
5.000%, 03/01/14	5,600,000	5,991,087
Wyeth 5.500%, 02/01/14	6,000,000	6,536,844

		30,709,646

Real Estate Investment Trusts—0.0%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	405,696

Software—0.1%
Oracle Corp. 5.750%, 04/15/18	2,310,000	2,497,540

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 5.800%, 06/07/12	625,000	663,444
Nationwide Building Society (144A) 4.250%, 02/01/10	590,000	590,176

		1,253,620

U.S. Treasury—6.6%
U.S. Treasury Bonds
3.500%, 02/15/39 (e)	18,615,000	15,246,839
4.500%, 08/15/39 (e) (g)	10,610,000	10,369,620
7.125%, 02/15/23 (e)	5,950,000	7,630,875
7.250%, 05/15/16 (e)	4,760,000	5,892,361
8.000%, 11/15/21 (e)	7,700,000	10,485,236
8.125%, 08/15/19 (e)	22,330,000	30,054,796
8.125%, 08/15/21 (e)	4,975,000	6,823,521
U.S. Treasury Notes
2.625%, 12/31/14	4,035,000	4,023,339
1.125%, 12/15/12 (e)	30,000	29,519
3.375%, 11/15/19 (e)	26,895,000	25,869,763

		116,425,869

Wireless Telecommunication Services—0.6%
America Movil S.A.B. de C.V. 6.375%, 03/01/35	325,000	335,493
Rogers Communications, Inc. 7.500%, 03/15/15	385,000	449,678
Vodafone Group plc
4.150%, 06/10/14	7,375,000	7,587,282
7.750%, 02/15/10	2,570,000	2,589,635

		10,962,088

Total Fixed Income (Identified Cost $1,972,651,871)		1,953,725,796

Fixed Income—Municipal—2.0%
Security Description	Par Amount	Value*

Government Agency—2.0%
Chicago Metropolitan Water Reclamation District 5.720%, 12/01/38	$2,435,000	$2,432,419
Dallas Area Rapid Transit 5.999%, 12/01/44	1,290,000	1,320,986
Metropolitan Transportation Authority 7.336%, 11/15/39	2,720,000	3,030,760
New York State Dormitory Authority 5.628%, 03/15/39	2,700,000	2,564,676
Port Authority of New York & New Jersey 6.040%, 12/01/29	1,930,000	1,930,154
State of California
7.300%, 10/01/39	3,620,000	3,409,533
5.450%, 04/01/15	10,000,000	10,061,500
State of Texas 5.517%, 04/01/39	6,495,000	6,340,939
Tennessee Valley Authority 5.250%, 09/15/39 (e)	4,590,000	4,548,024

Total Fixed Income—Municipal (Identified Cost $35,820,475)		35,638,991

Short Term Investments—17.1%
Security Description	Shares/Par Amount	Value*

Mutual Funds—10.5%
State Street Navigator Securities Lending Prime Portfolio (h)	186,678,954	186,678,954

Repurchase Agreement—6.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $116,340,065 on 01/04/10, collateralized by $118,667,588 Federal Home Loan Mortgage Corp. due 12/28/12 with a value of $118,667,588.	$116,340,000	116,340,000

Total Short Term Investments (Identified Cost $303,018,954)		303,018,954

Total Investments—129.2% (Identified Cost $2,311,491,300) (i)		2,292,383,741
Liabilities in excess of other assets		(517,610,690)

Net Assets—100.0%		$1,774,773,051

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	Zero Valued Security.
(d)	Non-Income Producing; Defaulted Bond.

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

(e)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $182,447,386 and the collateral received consisted of cash in the amount of $186,678,954. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects to notional amount of the bond.
(g)	All or a portion of the security was pledged as collateral against open futures contracts.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $2,319,707,832 and the composition of unrealized appreciation and depreciation of investment securities was $25,600,245 and $(52,924,336), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the market value of 144A securities was $120,929,172, which is 6.8% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound

Credit Quality Composition as of December 31, 2009 (Unaudited)	Percentage of Fixed Income Value
AAA/Government	61.3%
AA	7.7%
A	11.5%
BBB	8.9%
BB	0.7%
B	1.4%
CCC	2.7%
CC	0.0%
C	0.0%
D	0.1%
Not Rated/Other	5.7%

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2009	Unrealized Appreciation
Canadian Dollar (sold)	Goldman Sachs	1/27/2010	23,189,000	$22,318,039	$22,159,095	$158,943
Euro (sold)	Citibank	1/20/2010	24,488,000	36,401,412	35,100,505	1,300,907
Pound Sterling (sold)	Citibank	1/27/2010	2,831,000	4,735,176	4,575,303	159,873

Net Unrealized Appreciation						$1,619,723

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 5 Year Futures	3/31/2010	327	$38,144,758	$37,403,180	$(741,578)
U.S. Treasury Notes 10 Year Futures	3/22/2010	1,283	149,859,679	148,126,359	(1,733,320)

Futures Contracts—Short
U.S. Treasury Notes 2 Year Futures	3/31/2010	(137)	(29,715,319)	(29,628,391)	86,929
U.S. Treasury Bond 30 Year Futures	3/22/2010	(86)	(10,250,464)	(9,922,250)	328,214

Net Unrealized Depreciation					$(2,059,755)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
5.500% (30 Year TBA)	$(21,400,000)	$(22,416,500)
6.000% (30 Year TBA)	(36,700,000)	(38,808,796)
Federal National Mortgage Association
5.000% (15 Year TBA)	(10,500,000)	(10,972,500)
5.000% (30 Year TBA)	(48,200,000)	(49,399,981)
5.500% (30 Year TBA)	(54,500,000)	(56,858,815)
6.000% (30 Year TBA)	(79,100,000)	(83,771,804)
Government National Mortgage Association
5.000% (30 Year TBA)	(6,200,000)	(6,371,498)

Total TBA Sale Commitments (Proceeds Cost $(269,842,340))		$(268,599,894)

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Fixed Income*	$—	$1,953,725,796	$—	$1,953,725,796
Total Fixed Income—Municipal*	—	35,638,991	—	35,638,991
Short Term Investments
Mutual Funds	186,678,954	—	—	186,678,954
Repurchase Agreement	—	116,340,000	—	116,340,000
Total Short Term Investments	186,678,954	116,340,000	—	303,018,954
Total Investments	$186,678,954	$2,105,704,787	$—	$2,292,383,741

Total TBA Sale Commitments	$—	$(268,599,894)	$—	$(268,599,894)

Forward Contracts**
Forward Currency Contracts (Appreciation)	$—	$1,619,723	$—	$1,619,723
Futures Contracts**
Futures Contracts Long (Depreciation)	(2,474,898)	—	—	(2,474,898)
Futures Contracts Short (Appreciation)	415,143	—	—	415,143
Total Futures Contracts	(2,059,755)	—	—	(2,059,755)
Net Derivative Unrealized Appreciation/(Depreciation)	$(2,059,755)	$1,619,723	$—	$(440,032)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Fixed Income
Balance as of January 1, 2009	$254,464
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	(1,072,000)
Change in unrealized appreciation (depreciation)	1,313,955
Net Purchases (Sales)	(496,419)
Balance as of December 31, 2009	$0

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$2,292,383,741
Cash denominated in foreign currencies (c)		3,340,350
Receivable for:
Securities sold (d)		781,114,214
Fund shares sold		1,746,232
Open forward currency contracts		1,619,723
Accrued interest		13,630,357
Foreign taxes		1,079

Total Assets		3,093,835,696
Liabilities
TBA sales commitments at value (d)	$268,599,894
Payable for:
Securities purchased	861,127,765
Fund shares redeemed	563,962
Futures variation margin	532,082
Collateral for securities loaned	186,678,954
Due to custodian bank	104,232
Interest on TBA sales commitments	635,892
Accrued expenses:
Management fees	555,217
Distribution and service fees	105,725
Deferred directors’ fees	21,200
Other expenses	137,722

Total Liabilities		1,319,062,645

Net Assets		$1,774,773,051

Net assets consists of:
Paid in surplus		$1,805,478,331
Undistributed net investment income		71,258,005
Accumulated net realized losses		(83,720,454)
Unrealized depreciation on investments and foreign currency transactions		(18,242,831)

Net Assets		$1,774,773,051

Net Assets
Class A		$1,181,428,570
Class B		356,633,051
Class E		236,711,430
Capital Shares (Authorized) Outstanding
Class A (25,000,000)		11,343,599
Class B (10,000,000)		3,469,919
Class E (7,500,000)		2,289,683
Net Asset Value, Offering and Redemption Price Per Share
Class A		$104.15
Class B		102.78
Class E		103.38

(a)	Identified cost of investments was $2,311,491,300.
(b)	Includes securities loaned at value of $182,447,386.
(c)	Identified cost of cash denominated in foreign currencies was $3,250,340.
(d)	Proceeds of TBA sale commitments were $269,842,340.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Interest (a)		$73,540,150

Expenses
Management fees	$5,885,922
Distribution and service fees—Class B	770,063
Distribution and service fees—Class E	346,564
Directors’ fees and expenses	35,344
Custodian and accounting	240,208
Audit and tax services	42,999
Legal	35,715
Shareholder reporting	367,839
Insurance	21,757
Miscellaneous	12,621

Total expenses	7,759,032
Management fee waivers	(134,709)	7,624,323

Net Investment Income		65,915,827

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(50,268,635)
Futures contracts	10,269,173
Foreign currency transactions	(927,149)	(40,926,611)

Net change in unrealized appreciation (depreciation) on:
Investments	119,095,998
Futures contracts	(7,183,496)
Foreign currency transactions	2,829,833	114,742,335

Net realized and unrealized gain		73,815,724

Net Increase in Net Assets From Operations		$139,731,551

(a)	Includes net income on securities loaned of $155,422.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$65,915,827	$81,205,865
Net realized gain (loss)	(40,926,611)	15,486,705
Net change in unrealized appreciation (depreciation)	114,742,335	(152,816,782)

Increase (decrease) in net assets from operations	139,731,551	(56,124,212)

From Distributions to Shareholders
Net investment income
Class A	(54,437,878)	(48,466,756)
Class B	(19,239,385)	(14,964,604)
Class E	(15,839,788)	(14,665,783)

Total distributions	(89,517,051)	(78,097,143)

Increase (decrease) in net assets from capital share transactions	424,498,987	(171,181,743)

Total increase (decrease) in net assets	474,713,487	(305,403,098)

Net Assets
Beginning of the period	1,300,059,564	1,605,462,662

End of the period	$1,774,773,051	$1,300,059,564

Undistributed Net Investment Income
End of the period	$71,258,005	$90,221,418

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	4,388,761	$432,965,419	1,097,076	$116,901,330
Reinvestments	566,589	54,437,878	454,319	48,466,756
Redemptions	(1,262,678)	(128,393,585)	(2,706,085)	(283,431,663)

Net increase (decrease)	3,692,672	$359,009,712	(1,154,690)	$(118,063,577)

Class B
Sales	954,062	$95,187,700	507,058	$53,473,821
Reinvestments	202,563	19,239,385	141,791	14,964,604
Redemptions	(445,250)	(44,676,342)	(750,450)	(77,571,198)

Net increase (decrease)	711,375	$69,750,743	(101,601)	$(9,132,773)

Class E
Sales	350,779	$35,420,516	358,685	$38,598,665
Reinvestments	165,914	15,839,788	138,291	14,665,783
Redemptions	(550,848)	(55,521,772)	(931,005)	(97,249,841)

Net decrease	(34,155)	$(4,261,468)	(434,029)	$(43,985,393)

Increase (decrease) derived from capital share transactions		$424,498,987		$(171,181,743)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$102.51	$111.71	$108.62	$110.48	$113.72

Income (Loss) From Investment Operations
Net investment income	4.38 (a)	5.82 (a)	5.36 (a)	4.55	4.69
Net realized and unrealized gain (loss) on investments	4.68	(9.42)	1.31	0.01	(2.06)

Total from investment operations	9.06	(3.60)	6.67	4.56	2.63

Less Distributions
Distributions from net investment income	(7.42)	(5.60)	(3.58)	(6.31)	(4.55)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.11)	(1.32)

Total distributions	(7.42)	(5.60)	(3.58)	(6.42)	(5.87)

Net Asset Value, End of Period	$104.15	$102.51	$111.71	$108.62	$110.48

Total Return (%)	9.47	(3.43)	6.29	4.41	2.41
Ratio of expenses to average net assets before fee waivers (%) (b)	0.43	0.43	0.43	0.46	0.47
Ratio of expenses to average net assets net of fee waivers (%)	0.42	0.42	0.43	0.46	0.47
Ratio of net investment income to average net assets (%)	4.32	5.48	4.95	4.28	3.96
Portfolio turnover rate (%)	1,476	1,014	931	503	890
Net assets, end of period (in millions)	$1,181.43	$784.26	$983.69	$962.77	$763.21

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$101.23	$110.39	$107.36	$109.20	$112.47

Income (Loss) From Investment Operations
Net investment income	4.16 (a)	5.49 (a)	5.03 (a)	4.54	4.06
Net realized and unrealized gain (loss) on investments	4.55	(9.32)	1.30	(0.32)	(1.72)

Total from investment operations	8.71	(3.83)	6.33	4.22	2.34

Less Distributions
Distributions from net investment income	(7.16)	(5.33)	(3.30)	(5.95)	(4.29)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.11)	(1.32)

Total distributions	(7.16)	(5.33)	(3.30)	(6.06)	(5.61)

Net Asset Value, End of Period	$102.78	$101.23	$110.39	$107.36	$109.20

Total Return (%)	9.18	(3.66)	6.02	4.14	2.15
Ratio of expenses to average net assets before fee waivers (%) (b)	0.68	0.68	0.68	0.71	0.72
Ratio of expenses to average net assets net of fee waivers (%)	0.67	0.67	0.68	0.71	0.72
Ratio of net investment income to average net assets (%)	4.14	5.24	4.70	4.04	3.73
Portfolio turnover rate (%)	1,476	1,014	931	503	890
Net assets, end of period (in millions)	$356.63	$279.25	$315.74	$292.38	$235.06

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$101.79	$110.97	$107.89	$109.73	$112.97

Income (Loss) From Investment Operations
Net investment income	4.36 (a)	5.63 (a)	5.16 (a)	7.07	4.34
Net realized and unrealized gain (loss) on investments	4.49	(9.37)	1.31	(2.71)	(1.89)

Total from investment operations	8.85	(3.74)	6.47	4.36	2.45

Less Distributions
Distributions from net investment income	(7.26)	(5.44)	(3.39)	(6.09)	(4.37)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.11)	(1.32)

Total distributions	(7.26)	(5.44)	(3.39)	(6.20)	(5.69)

Net Asset Value, End of Period	$103.38	$101.79	$110.97	$107.89	$109.73

Total Return (%)	9.30	(3.57)	6.13	4.26	2.25
Ratio of expenses to average net assets before fee waivers (%) (b)	0.58	0.58	0.58	0.61	0.62
Ratio of expenses to average net assets net of fee waivers (%)	0.57	0.57	0.58	0.61	0.62
Ratio of net investment income to average net assets (%)	4.31	5.33	4.79	4.16	3.81
Portfolio turnover rate (%)	1,476	1,014	931	503	890
Net assets, end of period (in millions)	$236.71	$236.54	$306.04	$308.90	$64.40

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2009 was $1,081,766,214.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,885,922	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	1 billion and less than $2 billion

An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$21,556,916,199	$595,152,179	$21,326,338,192	$342,658,142

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency exchange rates securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2009, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$415,143	*	Net Assets—Unrealized depreciation on investments	$(2,474,898	)*
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	1,619,723

Total		$2,034,866			$(2,474,898)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$10,269,173	$—	$10,269,173
Foreign Currency Transactions	—	(1,626,205)	(1,626,205)

Total	$10,269,173	$(1,626,205)	$8,642,968

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$(7,183,496)	$—	$(7,183,496)
Foreign Currency Transactions	—	2,717,450	2,717,450

Total	$(7,183,496)	$2,717,450	$(4,466,046)

Average Contract Amount or Face Amount(a)	Foreign Exchange Contracts	Interest Rate Contracts
Futures Contracts	$—	$146,664,783
Foreign Currency Transactions	29,572,240	—

(a)	Averages are based on activity levels at each quarter-end period during 2009.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$89,517,051	$78,097,143	$—	$—	$—	$—	$89,517,051	$78,097,143

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$72,898,928	$—	$(26,019,331)	$(74,891,246)	$(28,011,649)

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Total
$44,508,922	$13,263,486	$11,623,394	$3,820,752	$1,674,692	$74,891,246

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(2,672,431)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Bond Income Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Bond Income Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-29

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-30

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the BlackRock Diversified Portfolio returned 17.30%, 17.00%, and 17.14%, respectively, compared to its benchmark, a blend of the Russell 1000® Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned 19.50%.

MARKET ENVIRONMENT/CONDITIONS

Following a very difficult 2008, which saw a global financial and economic meltdown that was nearly unprecedented, stocks started 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks trended higher as those fears dissipated and as investors witnessed the power of massive global monetary and fiscal stimuli begin to reflate economic activity. We have described it as a tug-of-war between the forces of debt-induced deflation and those of policy-induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy ignited the reflationary process. The year 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets.

In the United States, the Federal Reserve instituted a quantitative easing program, through which it began to purchase Treasuries, and it expanded the Agency Debenture and Agency Mortgage Purchase programs that were initiated in the fourth quarter of 2008. Additionally, the U.S. Treasury expanded the Term Asset-Backed Securities Loan Facility (TALF) program into the commercial mortgage-backed securities (CMBS) market and created the Public-Private Investment Program (PPIP), specifically the legacy securities purchase program, to purchase CMBS and non-Agency residential mortgages.

PORTFOLIO REVIEW/CURRENT POSITIONING

At the beginning of the period, the Portfolio had a slight underweight to equities versus bonds. However, we transitioned the Portfolio to a slight overweight in stocks versus bonds during the year. For the period, allocation decisions between equity and fixed income asset classes were additive. Though the bond portion was strong, overall performance was hindered by weak relative returns in the equity portion of the Portfolio, particularly in the second quarter.

In the equity portion of the Portfolio, the fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high-beta cyclical stocks that outperformed during the year. The re-risking of the market that commenced in March and the subsequent outperformance of lower-quality and cyclical industry groups continued into the fourth quarter.

The majority of the equity portion’s underperformance came from stock selection in consumer discretionary, financials and information technology (IT). Within consumer discretionary, our bias for higher-quality companies hurt during a period in which the market rewarded lower-quality, more cyclically leveraged companies. In financials, our near avoidance of banks was positive, but stock selection in consumer financials detracted.

On the positive side, contributions to performance came from the utilities and telecommunication services (telecom) sectors. Utilities have generally lagged in the cyclical rally and our underweight helped. Our holdings in telecom helped, as the large telecom firms offer attractive dividend yields supported by likely improving cash flow profiles due to stabilizing capital spending.

We maintained a bias for high quality, favoring companies with premier U.S. and global franchises, balance sheet strength and good earnings visibility. At year-end, we maintained an overweight in healthcare and an underweight in financials.

In the bond portion of the Portfolio, performance benefited from an overweight exposure to index spread sectors, including CMBS, asset-backed securities (ABS) and investment-grade corporate credit. The Portfolio also benefited from its out-of-index exposure to non-Agency mortgages, as spreads continued to narrow due to improving economic data and strong technicals resulting from PPIP buying. Likewise, an underweight in U.S. Treasuries also helped performance as investor willingness to pick up yield and take on risk increased throughout the year, causing Treasuries to underperform the broad bond market.

At period-end, the bond portion was generally underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within the government sectors, the Portfolio held an underweight in U.S. Treasuries, Agency debentures and Agency mortgages, while holding overweights in FDIC-guaranteed debt and non-U.S. government-backed debt. Within the non-government sectors, the bond portion was overweight in AAA-rated CMBS, ABS and investment-grade corporate

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

debt. The bond portion also held out-of-index allocations to non-Agency mortgages and non-US government debt, including Canadian and German issues. The bond portion ended the period with a slightly longer duration relative to the benchmark.

Scott Amero

Phillip J. Green

Robert C. Doll

Daniel Hanson

Curtis Arledge

Andrew J. Phillips

Matthew Marra

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Diversified Portfolio
Class A	17.30	1.25	1.27	—
Class B	17.00	1.00	—	2.10
Class E	17.14	1.11	—	1.49
Russell 1000 Index[1]	28.43	0.79	–0.49	—
Barclays Capital U.S. Aggregate Bond Index[2]	5.93	4.97	6.33	—

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 Inception dates of the Class A, Class B, and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Federal National Mortgage Association	12.3
Federal Home Loan Mortgage Corp.	3.1
Microsoft Corp.	2.0
AT&T, Inc.	1.8
Johnson & Johnson	1.7
International Business Machines Corp.	1.7
AT&T, Inc.	1.6
General Electric Capital Corp.	1.5
Verizon Communications, Inc.	1.5
Exxon Mobil Corp.	1.4

Top Equity Sectors

% of Net Assets
Information Technology	17.8
Health Care	17.1
Energy	16.2
Consumer Discretionary	13.0
Industrials	9.7

Top Fixed Income Sectors

% of Net Assets

Mortgage-Backed	31.6
Investment Grade Corporates	28.3
Agencies	12.7
Commercial Mortgage-Backed	12.3
Asset Backed	6.7

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Diversified Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.52%	$1,000.00	$1,152.20	$2.82
	Hypothetical	0.52%	$1,000.00	$1,022.56	$2.65

Class B	Actual	0.77%	$1,000.00	$1,150.20	$4.17
	Hypothetical	0.77%	$1,000.00	$1,021.28	$3.92

Class E	Actual	0.67%	$1,000.00	$1,151.50	$3.63
	Hypothetical	0.67%	$1,000.00	$1,021.79	$3.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—64.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.9%
Goodrich Corp. (a)	53,000	$3,405,250
ITT Corp. (a)	46,000	2,288,040
L-3 Communications Holdings, Inc.	29,000	2,521,550
Lockheed Martin Corp.	145,000	10,925,750
Northrop Grumman Corp.	184,000	10,276,400
Raytheon Co.	197,000	10,149,440

		39,566,430

Beverages—0.2%
The Coca-Cola Co.	38,000	2,166,000

Biotechnology— 1.0%
Amgen, Inc. (b)	246,000	13,916,220

Capital Markets— 1.2%
The Goldman Sachs Group, Inc.	93,000	15,702,120

Chemicals—1.7%
Ashland, Inc.	131,000	5,190,220
Celanese Corp. (Series A)	305,000	9,790,500
CF Industries Holdings, Inc.	34,000	3,086,520
Cytec Industries, Inc.	54,000	1,966,680
The Scotts Miracle-Gro Co.	80,000	3,144,800

		23,178,720

Commercial Banks—0.1%
Wells Fargo & Co.	57,000	1,538,430

Commercial Services & Supplies—0.8%
Avery Dennison Corp. (a)	196,000	7,152,040
Cintas Corp. (a)	133,000	3,464,650

		10,616,690

Communications Equipment— 0.2%
Cisco Systems, Inc. (b)	112,000	2,681,280

Computers & Peripherals— 2.9%
Apple, Inc. (b)	29,000	6,114,940
Hewlett-Packard Co.	23,000	1,184,730
International Business Machines Corp.	174,000	22,776,600
Western Digital Corp. (a) (b)	219,000	9,668,850

		39,745,120

Construction & Engineering— 0.5%
URS Corp. (b)	144,000	6,410,880

Consumer Finance—0.2%
Discover Financial Services (a)	178,000	2,618,380

Containers & Packaging— 1.6%
Crown Holdings, Inc. (b)	355,000	9,080,900
Owens-Illinois, Inc. (a) (b)	282,000	9,269,340
Pactiv Corp. (a) (b)	38,100	919,734
Temple-Inland, Inc. (a)	133,000	2,807,630

		22,077,604

Security Description	Shares	Value*

Diversified Financial Services—0.4%
Bank of America Corp. (a)	107,000	$1,611,420
JPMorgan Chase & Co.	88,000	3,666,960

		5,278,380

Diversified Telecommunication Services—2.8%
AT&T, Inc.	786,000	22,031,580
Verizon Communications, Inc.	488,000	16,167,440

		38,199,020

Electronic Equipment, Instruments & Components—0.2%
Ingram Micro, Inc. (a) (b)	57,100	996,395
Tech Data Corp. (a) (b)	28,500	1,329,810

		2,326,205

Energy Equipment & Services—2.9%
Diamond Offshore Drilling, Inc. (a)	95,000	9,349,900
Ensco International plc (ADR)	188,000	7,508,720
Nabors Industries, Ltd. (a) (b)	323,000	7,070,470
National Oilwell Varco, Inc. (b)	241,000	10,625,690
Superior Energy Services, Inc. (a) (b)	60,000	1,457,400
Tidewater, Inc. (a)	19,100	915,845
Unit Corp. (a) (b)	60,000	2,550,000

		39,478,025

Food & Staples Retailing—0.7%
Safeway, Inc. (a)	419,000	8,920,510
Wal-Mart Stores, Inc.	24,000	1,282,800

		10,203,310

Food Products—1.2%
Archer-Daniels-Midland Co.	323,000	10,113,130
Del Monte Foods Co.	108,700	1,232,658
Sara Lee Corp. (a)	393,000	4,786,740

		16,132,528

Gas Utilities—0.2%
Energen Corp.	45,000	2,106,000

Health Care Equipment & Supplies—0.2%
Hospira, Inc. (b)	26,000	1,326,000
Kinetic Concepts, Inc. (a) (b)	33,100	1,246,215

		2,572,215

Health Care Providers & Services—6.5%
Aetna, Inc.	307,000	9,731,900
AmerisourceBergen Corp.	112,400	2,930,268
Community Health Systems, Inc. (a) (b)	211,200	7,518,720
Health Net, Inc. (a) (b)	380,000	8,850,200
Humana, Inc. (b)	177,000	7,768,530
LifePoint Hospitals, Inc. (a) (b)	69,000	2,243,190
McKesson Corp.	143,000	8,937,500
Medco Health Solutions, Inc. (b)	179,000	11,439,890
Quest Diagnostics, Inc. (a)	17,200	1,038,536
Tenet Healthcare Corp. (a) (b)	1,033,000	5,567,870

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
UnitedHealth Group, Inc.	392,000	$11,948,160
WellPoint, Inc. (b)	194,000	11,308,260

		89,283,024

Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.	289,000	4,311,880
Darden Restaurants, Inc. (a)	47,000	1,648,290

		5,960,170

Household Durables—0.5%
Garmin, Ltd. (a)	76,000	2,333,200
Leggett & Platt, Inc. (a)	233,000	4,753,200

		7,086,400

Household Products—0.4%
Procter & Gamble Co.	99,000	6,002,370

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. (b)	140,000	3,305,400

Industrial Conglomerates—0.6%
3M Co.	50,000	4,133,500
General Electric Co.	309,000	4,675,170

		8,808,670

Insurance—1.6%
American Financial Group, Inc.	46,600	1,162,670
The Chubb Corp. (a)	200,000	9,836,000
The Travelers Cos., Inc.	224,000	11,168,640

		22,167,310

Internet Software & Services—0.4%
Google, Inc. (Class A) (b)	5,000	3,099,900
VeriSign, Inc. (a) (b)	79,000	1,914,960

		5,014,860

IT Services—2.3%
Cognizant Technology Solutions Corp. (Class A) (b)	218,000	9,875,400
Computer Sciences Corp. (b)	77,800	4,475,834
DST Systems, Inc. (a) (b)	22,700	988,585
Fiserv, Inc. (b)	124,000	6,011,520
Hewitt Associates, Inc. (a) (b)	26,600	1,124,116
The Western Union Co.	509,000	9,594,650

		32,070,105

Machinery—1.3%
Dover Corp. (a)	146,000	6,075,060
Flowserve Corp. (a)	23,000	2,174,190
Joy Global, Inc. (a)	171,000	8,821,890

		17,071,140

Security Description	Shares	Value*

Metals & Mining—1.1%
Commercial Metals Co. (a)	64,000	$1,001,600
Reliance Steel & Aluminum Co.	126,000	5,445,720
Walter Energy, Inc. (a)	118,000	8,886,580

		15,333,900

Multi-Utilities—0.6%
CMS Energy Corp. (a)	69,200	1,083,672
NiSource, Inc. (a)	491,000	7,551,580

		8,635,252

Multiline Retail—3.7%
Dollar Tree, Inc. (a) (b)	193,000	9,321,900
Kohl’s Corp. (a) (b)	189,000	10,192,770
Macy’s, Inc. (a)	553,000	9,268,280
Nordstrom, Inc. (a)	254,000	9,545,320
Target Corp. (a)	247,000	11,947,390

		50,275,660

Oil, Gas & Consumable Fuels—7.6%
Chevron Corp.	157,000	12,087,430
ConocoPhillips	287,000	14,657,090
Exxon Mobil Corp. (a)	273,000	18,615,870
Marathon Oil Corp.	323,000	10,084,060
Murphy Oil Corp.	154,000	8,346,800
Peabody Energy Corp.	210,000	9,494,100
Quicksilver Resources, Inc. (a) (b)	238,000	3,572,380
Tesoro Corp. (a)	497,200	6,737,060
The Williams Cos., Inc.	472,000	9,949,760
XTO Energy, Inc. (a)	235,000	10,934,550

		104,479,100

Paper & Forest Products—0.7%
International Paper Co.	371,000	9,935,380

Personal Products—0.1%
Herbalife, Ltd. (a)	41,300	1,675,541

Pharmaceuticals—3.3%
Endo Pharmaceuticals Holdings, Inc. (b)	50,000	1,025,500
Forest Laboratories, Inc. (a) (b)	260,100	8,351,811
Johnson & Johnson (a)	356,000	22,929,960
Mylan, Inc. (a) (b)	497,000	9,159,710
Pfizer, Inc.	179,000	3,256,010
Watson Pharmaceuticals, Inc. (b)	27,100	1,073,431

		45,796,422

Road & Rail—0.1%
Landstar System, Inc.	46,000	1,783,420

Semiconductors & Semiconductor Equipment—0.8%
Texas Instruments, Inc.	426,000	11,101,560

Software—4.7%
BMC Software, Inc. (b)	233,100	9,347,310
CA, Inc.	415,000	9,320,900

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Microsoft Corp.	921,000	$28,081,290
Oracle Corp.	687,000	16,858,980
Synopsys, Inc. (a) (b)	53,100	1,183,068

		64,791,548

Specialty Retail—3.8%
Advance Auto Parts, Inc. (a)	179,000	7,245,920
AutoNation, Inc. (a) (b)	314,000	6,013,100
Best Buy Co., Inc.	248,000	9,786,080
Ross Stores, Inc. (a)	201,000	8,584,710
The Gap, Inc. (a)	473,000	9,909,350
The TJX Cos., Inc.	278,000	10,160,900

		51,700,060

Tobacco—1.3%
Philip Morris International, Inc.	332,000	15,999,080
Reynolds American, Inc. (a)	23,000	1,218,310

		17,217,390

Trading Companies & Distributors—0.1%
WESCO International, Inc. (a) (b)	54,000	1,458,540

Wireless Telecommunication Services—0.4%
NII Holdings, Inc. (b)	177,000	5,943,660

Total Common Stock (Identified Cost $792,716,955)		883,410,439

Fixed Income—39.7%
Security Description	Par Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Corp. 5.875%, 01/15/15	$150,000	149,813
6.375%, 10/15/15	140,000	140,525
The Boeing Co. 6.000%, 03/15/19	80,000	86,813

		377,151

Air Freight & Logistics—0.0%
United Parcel Service, Inc. 6.200%, 01/15/38	395,000	437,914

Airlines—0.0%
Continental Airlines, Inc. 5.983%, 04/19/22	300,000	289,500
Delta Air Lines, Inc. 6.821%, 08/10/22 (c)	87,535	83,596

		373,096

Fixed Income—(Continued)
Security Description	Par Amount	Value*

Asset Backed—2.6%
Bank of America Auto Trust (144A) 2.130%, 09/16/13	$3,850,000	$3,886,847
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (c)	209,232	155,096
Chase Issuance Trust 0.683%, 09/17/12 (c)	4,620,000	4,625,515
Countrywide Asset-Backed Certificates 0.381%, 07/25/36 (c)	2,797,714	1,875,270
0.901%, 07/25/34 (c)	212,542	53,109
1.956%, 12/25/31 (c)	28,512	15,910
5.071%, 12/25/34 (c)	546,757	236,020
Countrywide Asset-Backed Certificates (144A) 0.681%, 03/25/47 (c)	546,042	214,527
Finance America Mortgage Loan Trust 1.281%, 09/25/33 (c)	255,516	175,914
Ford Credit Auto Owner Trust 6.070%, 05/15/14	2,930,000	3,189,559
Fremont Home Loan Trust 1.281%, 12/25/33 (c)	213,893	158,501
Globaldrive BV 4.000%, 10/20/16 (EUR)	1,082,969	1,567,230
GMAC Mortgage Corp. Loan Trust 0.471%, 10/25/34 (c)	448,908	323,894
Greenpoint Mortgage Funding Trust 0.631%, 09/25/34 (c)	278,476	147,722
GSAA Trust 0.331%, 03/25/47 (c)	1,501,237	915,116
Harley-Davidson Motorcycle Trust 1.740%, 09/16/13 (c)	2,790,000	2,788,126
Home Equity Asset Trust 0.341%, 07/25/37 (c)	727,452	694,759
Knollwood CDO, Ltd. (144A) 3.484%, 02/08/39 (c) (d) (e)	466,930	0
Long Beach Mortgage Loan Trust 1.331%, 03/25/34 (c)	274,084	118,697
Morgan Stanley Home Equity Loan Trust 0.551%, 09/25/35 (c)	530,000	431,647
Nelnet Student Loan Trust 1.762%, 04/25/24 (c)	150,000	156,599
Residential Asset Securities Corp. 6.349%, 03/25/32	186,745	130,199
SLM Student Loan Trust 0.362%, 04/26/21 (c)	1,185,000	1,175,282
1.382%, 10/25/16 (c)	6,010,000	6,102,014
1.582%, 01/25/28 (c)	1,520,000	1,562,622
1.982%, 07/25/23 (c)	4,100,000	4,284,864
Structured Asset Investment Loan Trust 3.156%, 04/25/33 (c)	40,741	9,445
Structured Asset Securities Corp. 0.481%, 11/25/37 (c)	152,920	142,649

		35,137,133

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. (144A) 3.000%, 10/15/12	$4,800,000	$4,822,488
PepsiCo, Inc. 7.900%, 11/01/18	130,000	159,543

		4,982,031

Capital Markets—0.8%
Credit Suisse USA, Inc. 6.125%, 11/15/11	140,000	150,974
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (f)	1,770,000	531
6.750%, 12/28/17 (f)	2,505,000	752
Morgan Stanley 0.534%, 01/09/12 (c)	6,605,000	6,530,218
0.734%, 10/18/16 (c)	80,000	74,104
4.200%, 11/20/14	780,000	780,544
5.050%, 01/21/11	600,000	622,312
5.625%, 09/23/19	775,000	780,665
6.750%, 04/15/11	550,000	582,716
The Bear Stearns Cos., LLC 0.684%, 07/19/10 (c)	790,000	791,353
6.400%, 10/02/17	240,000	261,619
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	310,000	316,622

		10,892,410

Collateralized-Mortgage Obligation—2.0%
American Home Mortgage Investment Trust 5.294%, 06/25/45 (c)	397,814	271,040
Banc of America Funding Corp. 0.313%, 07/20/36 (c)	121,464	107,744
Bear Stearns Adjustable Rate Mortgage Trust 5.971%, 06/25/47 (c)	4,094,326	2,978,207
Countrywide Alternative Loan Trust 0.423%, 03/20/47 (c)	1,774,925	951,753
0.471%, 12/25/36 (c)	710,103	169,078
5.500%, 11/25/35	2,500,000	1,871,004
5.500%, 04/25/37	1,693,066	1,152,313
Countrywide Home Loan Mortgage Pass-Through Trust 0.431%, 04/25/46 (c)	730,282	354,323
0.571%, 02/25/35 (c)	444,048	291,163
6.500%, 10/25/37	1,834,028	1,487,282
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	829,995	553,374
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	2,151,927	1,310,658
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.431%, 02/25/47 (c)	609,094	322,877
Deutsche Mortgage Securities, Inc. (144A) 5.153%, 06/26/35 (c)	280,000	192,590
GSR Mortgage Loan Trust 5.236%, 11/25/35 (c)	1,670,246	1,385,429
6.000%, 07/25/37	1,859,764	1,541,860

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Harborview Mortgage Loan Trust 0.543%, 11/19/35 (c)	$1,625,178	$855,687
0.563%, 09/19/35 (c)	192,924	106,118
1.231%, 11/25/47 (c)	252,641	131,392
Indymac INDA Mortgage Loan Trust 5.859%, 09/25/36 (c)	1,179,369	758,409
Indymac Index Mortgage Loan Trust 0.851%, 06/25/34 (c)	91,522	63,415
5.256%, 10/25/35 (c)	311,466	235,431
JPMorgan Mortgage Trust 5.500%, 03/25/22	340,539	285,627
5.875%, 07/25/36	390,756	334,768
6.500%, 08/25/36	1,210,183	1,079,633
Mastr Adjustable Rate Mortgages Trust 3.194%, 09/25/33 (c)	316,976	262,904
Mastr Reperforming Loan Trust (144A) 0.581%, 05/25/35 (c)	431,317	342,302
5.820%, 05/25/36 (c)	422,069	371,025
MLCC Mortgage Investors, Inc. 5.271%, 02/25/36 (c)	163,123	139,485
Station Place Securitization Trust (144A) 1.741%, 01/25/40 (c)	2,285,000	2,273,575
WaMu Mortgage Pass-Through Certificates 0.511%, 11/25/45 (c)	487,080	285,724
0.551%, 08/25/45 (c)	444,522	310,063
4.909%, 08/25/35 (c)	1,218,122	1,029,734
5.675%, 02/25/37 (c)	1,857,899	1,182,221
5.753%, 11/25/36 (c)	550,000	378,593
5.943%, 08/25/36 (c)	270,000	177,430
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	1,277,801	1,170,987
6.101%, 09/25/36 (c)	1,104,582	923,462

		27,638,680

Commercial Banks—1.7%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	1,790,000	1,786,535
Barclays Bank plc (144A) 7.434%, 09/29/49 (c)	1,315,000	1,196,650
Citibank N.A. 1.375%, 08/10/11	7,400,000	7,419,617
1.750%, 12/28/12	3,140,000	3,112,374
Eksportfinans A/S 5.500%, 05/25/16	1,450,000	1,562,214
Glitnir Banki Hf (144A) 1.000%, 06/15/16 (c) (f)	230,000	23
6.330%, 07/28/11 (f)	100,000	21,000
6.375%, 09/25/12 (f)	100,000	21,000
JPMorgan Chase Bank N.A. 6.000%, 07/05/17	2,500,000	2,649,273
Kreditanstalt fuer Wiederaufbau 2.750%, 10/21/14	2,710,000	2,679,545
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (f)	320,000	14,400

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Landwirtschaftliche Rentenbank 4.000%, 02/02/15	$335,000	$347,854
4.125%, 07/15/13	170,000	179,235
4.375%, 01/15/13	370,000	393,514
5.250%, 07/02/12	580,000	626,646
Royal Bank of Scotland Group plc 5.050%, 01/08/15	300,000	260,239
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (c)	170,000	158,100
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	440,000	446,299

		22,874,518

Commercial Mortgage-Backed Securities—4.4%
Banc of America Commercial Mortgage, Inc. 5.142%, 11/10/42 (c)	3,630,000	3,707,800
Bayview Commercial Asset Trust (144A) 0.461%, 07/25/36 (c)	690,445	443,503
0.501%, 04/25/36 (c)	456,807	395,928
Bear Stearns Commercial Mortgage Securities 5.405%, 12/11/40 (c)	600,000	587,998
5.920%, 10/15/36	381,598	388,619
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	1,341,602	1,373,842
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	448,929	401,895
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	3,336,862
5.467%, 09/15/39 (c)	370,000	316,913
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	4,000,000	3,936,760
4.940%, 12/15/35	4,405,000	4,518,999
5.183%, 11/15/36	2,890,000	2,985,971
5.603%, 07/15/35	3,850,000	4,029,053
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,493,687	3,621,025
GE Business Loan Trust (144A) 1.533%, 04/15/31 (c)	409,587	217,081
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,449,903
4.996%, 12/10/37	4,340,000	4,432,085
6.269%, 12/10/35	3,440,000	3,624,878
GMAC Commercial Mortgage Securities, Inc. 7.455%, 08/16/33	1,903,018	1,930,637
Greenwich Capital Commercial Funding Corp. 5.918%, 07/10/38 (c)	3,280,000	2,990,513
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	630,447	643,080
5.372%, 09/15/39	1,570,000	1,496,607
5.430%, 02/15/40 (c)	2,800,000	2,418,610
5.642%, 12/15/25 (c)	652,348	668,683
5.934%, 12/15/25	591,995	609,520
7.950%, 05/15/25 (c)	487,373	488,013

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	$1,304,296	$1,346,992
Morgan Stanley Capital I 5.632%, 04/12/49 (c)	620,000	626,168
5.693%, 10/15/42	1,130,000	1,151,959
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,534,163	3,704,415

		59,844,312

Commercial Services & Supplies—0.0%
The Board of Trustees of The Leland Stanford Junior University 4.750%, 05/01/19	395,000	400,024

Consumer Finance – 0.3%
American Express Co. 6.800%, 09/01/66 (c)	400,000	358,000
SLM Corp. 5.000%, 10/01/13	160,000	147,190
5.050%, 11/14/14	40,000	36,079
5.125%, 08/27/12	1,700,000	1,593,706
5.375%, 05/15/14	385,000	355,113
5.400%, 10/25/11	890,000	889,214

		3,379,302

Containers & Packaging—0.1%
Ball Corp. 7.125%, 09/01/16	385,000	394,625
7.375%, 09/01/19	385,000	395,588

		790,213

Diversified Financial Services—4.5%
AES Ironwood, LLC 8.857%, 11/30/25	113,960	112,821
AES Red Oak, LLC 9.200%, 11/30/29	50,000	46,875
Anadarko Finance Co. 6.750%, 05/01/11	110,000	116,240
Bank of America Corp. 5.750%, 12/01/17	920,000	942,097
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	230,000	245,195
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	170,000	195,000
BP Capital Markets plc 3.125%, 03/10/12	1,930,000	1,987,993
5.250%, 11/07/13	240,000	261,415
CDP Financial, Inc. (144A) 3.000%, 11/25/14	2,665,000	2,600,534
Citigroup Funding, Inc. 1.875%, 10/22/12	4,000,000	3,984,888
2.125%, 07/12/12	2,075,000	2,091,023
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49	1,020,000	887,400

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Daimler Finance North America, LLC 7.300%, 01/15/12	$360,000	$391,371
Deutsche Telekom International Finance BV 8.750%, 06/15/30 (c)	330,000	424,416
FCE Bank plc 7.875%, 02/15/11 (GBP)	750,000	1,206,201
FMC Finance III S.A. 6.875%, 07/15/17	90,000	89,325
Ford Motor Credit Co., LLC 9.750%, 09/15/10 (c)	270,000	278,599
Gaz Capital S.A. (144A) 6.212%, 11/22/16	240,000	229,800
General Electric Capital Corp. 0.404%, 04/10/12 (c)	1,515,000	1,482,005
2.000%, 09/28/12 (a)	2,500,000	2,503,235
2.125%, 12/21/12	5,455,000	5,460,057
2.250%, 03/12/12	2,500,000	2,536,225
2.625%, 12/28/12	3,400,000	3,462,604
5.000%, 11/15/11	3,705,000	3,913,428
6.375%, 11/15/67 (c)	1,295,000	1,123,412
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	1,450,000	1,556,501
GMAC, LLC (144A) 7.500%, 12/31/13	116,000	111,940
8.000%, 12/31/18	109,000	95,920
Goldman Sachs Capital I 6.345%, 02/15/34 (a)	200,000	187,252
Goldman Sachs Capital II 5.793%, 12/29/49 (c)	470,000	364,250
HBOS Capital Funding, L.P. (144A) 6.071%, 06/30/49 (c)	50,000	32,500
Icahn Enterprises, L.P. 8.125%, 06/01/12	145,000	147,900
Intergas Finance BV (144A) 6.375%, 05/14/17	260,000	247,000
Japan Finance Corp. 2.000%, 06/24/11	1,290,000	1,305,556
JPMorgan Chase & Co. 2.200%, 06/15/12	3,550,000	3,599,334
5.125%, 09/15/14	360,000	379,715
5.150%, 10/01/15	190,000	196,754
6.125%, 06/27/17	380,000	401,650
7.900%, 12/31/49 (c)	1,480,000	1,526,561
JPMorgan Chase Capital XXV 6.800%, 10/01/37	925,000	919,045
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	220,000	235,125
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (f)	325,000	97
Petrobras International Finance Co. 5.750%, 01/20/20	2,375,000	2,416,057
5.875%, 03/01/18	105,000	105,883
6.125%, 10/06/16	180,000	193,050
Private Export Funding Corp. 3.550%, 04/15/13	220,000	230,000

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%, 12/29/49 (c)	$120,000	$98,152
Shell International Finance BV 4.000%, 03/21/14	2,250,000	2,347,945
6.375%, 12/15/38	160,000	180,380
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (c)	200,000	116,500
SMFG Preferred Capital USD 1, Ltd. (144A) 6.078%, 01/29/49 (c)	340,000	292,104
Sprint Capital Corp. 8.375%, 03/15/12	560,000	579,600
SunTrust Capital VIII 6.100%, 12/15/36 (c)	171,000	119,104
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,175,000	1,228,518
6.000%, 09/30/34	240,000	226,965
Verizon Global Funding Corp. 7.375%, 09/01/12	120,000	135,266
Verizon Wireless Capital, LLC 3.750%, 05/20/11	4,735,000	4,882,571
Wind Acquisition Finance S.A. (144A) 12.000%, 12/01/15 (c)	145,000	155,150
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (c)	227,000	191,815

		61,378,319

Diversified Telecommunication Services—0.8%
AT&T, Inc. 5.500%, 02/01/18	240,000	250,420
5.800%, 02/15/19	50,000	53,298
6.500%, 09/01/37	2,850,000	2,954,025
France Telecom S.A. 8.500%, 03/01/31 (c)	150,000	199,622
GTE Corp. 6.940%, 04/15/28	100,000	102,590
Qwest Communications International, Inc. 7.500%, 02/15/14	155,000	155,581
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	75,000	75,281
Qwest Corp. 3.504%, 06/15/13 (c)	285,000	274,312
8.875%, 03/15/12	165,000	177,375
Royal KPN NV 8.000%, 10/01/10	350,000	367,500
SBC Communications, Inc. 6.450%, 06/15/34	300,000	305,899
Telefonica Emisiones SAU 4.949%, 01/15/15	1,575,000	1,683,580
Verizon Communications, Inc. 8.750%, 11/01/18	3,400,000	4,246,665

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—(Continued)
Windstream Corp. 8.125%, 08/01/13	$310,000	$321,625
8.625%, 08/01/16	145,000	147,538

		11,315,311

Electric Utilities—0.4%
Dominion Resources, Inc. 8.875%, 01/15/19	290,000	361,402
Duke Energy Carolinas, LLC 5.625%, 11/30/12	170,000	185,591
Edison Mission Energy 7.625%, 05/15/27	65,000	44,038
Elwood Energy, LLC 8.159%, 07/05/26	107,421	98,779
Exelon Corp. 5.625%, 06/15/35	205,000	185,378
Florida Power & Light Co. 5.625%, 04/01/34	300,000	301,316
5.950%, 02/01/38	525,000	551,514
Florida Power Corp. 6.400%, 06/15/38	525,000	573,191
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,126,261
6.500%, 09/15/37 (c)	725,000	779,651
PECO Energy Co. 4.750%, 10/01/12	650,000	693,133
Southern California Edison Co. 5.950%, 02/01/38	475,000	498,989
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15	774,000	626,940

		6,026,183

Energy Equipment & Services—0.0%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	200,000	209,926
6.750%, 03/15/11	30,000	31,726
Tennessee Gas Pipeline Co. 7.000%, 10/15/28	190,000	202,522

		444,174

Federal Agencies—17.0%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	400,000	416,882
Federal Home Loan Bank 5.000%, 02/01/22	1,189,213	1,247,705
5.000%, 04/01/22	1,191,499	1,250,103
5.383%, 05/01/36 (c)	2,332,680	2,441,763
5.500%, 07/15/36 (a)	360,000	369,309
5.625%, 06/13/16	1,640,000	1,653,440
Federal Home Loan Mortgage Corp. 1.125%, 12/15/11 (a)	7,550,000	7,526,542
1.750%, 06/15/12	1,700,000	1,707,529
5.500%, 07/01/33	2,068,595	2,178,058
5.500%, 11/01/38	5,869,996	6,155,522

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 06/01/37	$5,063,030	$5,377,887
6.000%, 01/01/38	11,568,363	12,287,770
6.000%, 03/01/38	6,562,622	6,967,692
Federal National Mortgage Association 4.000%, 08/25/19	3,183,230	3,273,255
4.000%, TBA	8,000,000	7,880,325
4.500%, 12/01/20	5,126,277	5,330,309
4.500%, 04/01/39	34,286	34,258
4.500%, 06/01/39	497,073	496,660
4.500%, 07/01/39	9,035,861	9,028,332
4.500%, 08/01/39	3,590,212	3,587,219
4.500%, 09/01/39	2,928,963	2,926,522
4.500%, TBA	19,300,000	19,263,812
5.000%, 12/01/22	797,081	834,293
5.000%, 01/01/23	2,661,157	2,785,394
5.000%, 09/01/33	14,076,655	14,504,088
5.000%, 03/01/34	7,633,559	7,865,349
5.000%, 10/01/35	3,531,864	3,631,382
5.000%, 03/01/36	8,830,343	9,079,157
5.125%, 01/02/14	1,205,000	1,279,264
5.250%, 09/15/16 (a)(g)	4,060,000	4,485,642
5.500%, 09/01/19	6,504,563	6,926,128
5.500%, 08/01/28	50,798	53,732
5.500%, 01/01/36	13,204,430	13,878,407
5.500%, 03/01/38	4,855,000	5,087,635
5.500%, 05/01/38	64,962	68,075
5.500%, 09/01/38	2,160,000	2,263,500
5.500%, TBA	6,400,000	6,733,501
6.000%, 03/01/28	42,930	46,016
6.000%, 05/01/28	39,984	42,858
6.000%, 06/01/28	3,009	3,225
6.000%, 02/01/34	1,777,297	1,898,375
6.000%, 03/01/34	8,168,135	8,724,590
6.000%, 08/01/34	1,043,958	1,115,078
6.000%, 04/01/35	8,402,007	8,979,645
6.000%, 11/01/37	4,094,526	4,343,397
6.000%, 02/01/38	400,000	424,063
6.000%, 01/01/39	200,000	212,031
6.250%, 02/01/11	3,285,000	3,451,122
6.500%, TBA	7,300,000	7,817,847
9.000%, 04/01/16	3	3
Government National Mortgage Association 5.000%, TBA	9,100,000	9,357,357
6.168%, 01/16/38 (c)	3,475,002	440,197
6.500%, 07/15/14	13,000	13,975
6.500%, TBA	4,500,000	4,784,062
7.500%, 12/15/14	275,728	297,931
9.000%, 11/15/19	9,993	11,332

		232,839,545

Food & Staples Retailing—0.0%
CVS Pass-Through Trust 6.943%, 01/10/30	393,921	395,989

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Food & Staples Retailing—(Continued)
Wal-Mart Stores, Inc. 6.200%, 04/15/38	$80,000	$88,223

		484,212

Food Products—0.2%
Kraft Foods, Inc. 6.125%, 02/01/18	950,000	998,965
6.500%, 08/11/17	1,830,000	1,985,652

		2,984,617

Foreign Government—1.9%
Canadian Government Bond 3.750%, 06/01/19 (CAD)	5,400,000	5,216,818
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	4,600,000	4,859,481
Federal Republic of Germany 4.750%, 07/04/40 (EUR)	4,955,000	7,874,183
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,384,210
Mexico Government International Bond 6.750%, 09/27/34	215,000	226,825
Province of Ontario Canada 1.875%, 11/19/12	1,615,000	1,598,911
4.100%, 06/16/14	1,815,000	1,894,161
Qatar Government International Bond (144A) 4.000%, 01/20/15	965,000	967,413
Russian Federation 7.500%, 03/31/30 (c)	169,200	190,985

		26,212,987

Gas Utilities—0.0%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	355,897

Health Care Providers & Services—0.0%
HCA, Inc. 5.750%, 03/15/14	358,000	336,520

Independent Power Producers & Energy Traders—0.0%
Energy Future Holdings Corp. 5.550%, 11/15/14	70,000	49,644
NRG Energy, Inc. 7.375%, 02/01/16	170,000	170,212

		219,856

Industrial Conglomerates—0.0%
General Electric Co. 5.000%, 02/01/13	250,000	264,490

Insurance—0.4%
Chubb Corp. 6.375%, 03/29/67 (c)	1,100,000	1,023,000

Security Description	Par Amount	Value*

Insurance—(Continued)
Lincoln National Corp. 6.050%, 04/20/67	$675,000	$523,125
7.000%, 05/17/66 (c)	640,000	531,200
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	710,000	733,954
The Progressive Corp. 6.700%, 06/15/37 (c)	1,040,000	920,264
The Travelers Cos., Inc. 6.250%, 03/15/67 (c)	1,125,000	1,024,864

		4,756,407

Media—0.7%
Clear Channel Worldwide Holdings, Inc. (144A) 9.250%, 12/15/17	1,407,000	1,446,400
Comcast Cable Communications, LLC 8.875%, 05/01/17	880,000	1,054,342
Comcast Corp. 6.500%, 01/15/17	10,000	11,071
6.950%, 08/15/37	180,000	196,181
7.050%, 03/15/33	235,000	256,581
Cox Communications, Inc. (144A) 8.375%, 03/01/39	975,000	1,214,049
News America, Inc. 6.200%, 12/15/34	660,000	663,310
6.650%, 11/15/37	10,000	10,563
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,457,226
Time Warner Cable, Inc. 6.200%, 07/01/13	960,000	1,054,518
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	2,052,643
7.625%, 04/15/31	260,000	302,023

		9,718,907

Metals & Mining—0.0%
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	162,750
Steel Dynamics, Inc. 6.750%, 04/01/15	45,000	44,606
7.375%, 11/01/12	15,000	15,450
Vale Overseas, Ltd. 6.875%, 11/21/36	245,000	244,795

		467,601

Multi-Utilities—0.0%
Pacific Gas & Electric Co. 5.800%, 03/01/37	20,000	20,270
6.050%, 03/01/34	210,000	219,247

		239,517

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	$975,000	$1,041,849

Oil, Gas & Consumable Fuels—0.5%
Anadarko Petroleum Corp. 5.950%, 09/15/16	200,000	216,339
6.450%, 09/15/36	160,000	167,099
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	800,000	827,950
Cenovus Energy, Inc. (144A) 6.750%, 11/15/39	1,105,000	1,204,510
ConocoPhillips 4.600%, 01/15/15	1,300,000	1,380,587
ConocoPhillips Holding Co. 6.950%, 04/15/29	615,000	697,130
Occidental Petroleum Corp. 7.000%, 11/01/13	220,000	252,776
Pemex Project Funding Master Trust 6.625%, 06/15/35	305,000	290,406
Sabine Pass LNG, L.P. 7.500%, 11/30/16 (a)	700,000	582,750
XTO Energy, Inc. 6.750%, 08/01/37	920,000	1,083,661

		6,703,208

Paper & Forest Products—0.1%
International Paper Co. 7.300%, 11/15/39	900,000	954,775

Pharmaceuticals—0.3%
Eli Lilly & Co. 3.550%, 03/06/12	920,000	957,431
Roche Holdings, Inc. (144A) 2.262%, 02/25/11 (c)	445,000	454,382
5.000%, 03/01/14	1,975,000	2,112,928
6.000%, 03/01/19	280,000	307,678
Wyeth 5.950%, 04/01/37	390,000	406,684

		4,239,103

Real Estate Investment Trusts—0.0%
iStar Financial, Inc. (144A) 10.000%, 06/15/14	210,000	182,700

Software—0.1%
Oracle Corp. 5.750%, 04/15/18	980,000	1,059,562

U.S. Treasury—0.2%
U.S. Treasury Bonds 7.125%, 02/15/23	1,300,000	1,667,250
U.S. Treasury Notes 1.125%, 12/15/12 (a)	10,000	9,840
2.625%, 12/31/14	1,120,000	1,116,763

		2,793,853

Security Description	Par Amount	Value*

Wireless Telecommunication Services—0.2%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	$90,000	$93,180
Nextel Communications, Inc. 6.875%, 10/31/13	150,000	145,500
Rogers Communications, Inc. 7.500%, 03/15/15	240,000	280,319
Vodafone Group plc 4.150%, 06/10/14	1,860,000	1,913,538
7.750%, 02/15/10	665,000	670,081

		3,102,618

Total Fixed Income (Identified Cost $554,636,644)		545,248,995

Fixed Income—Municipal—0.9%

Government Agency—0.9%
Chicago Metropolitan Water Reclamation District 5.720%, 12/01/38	690,000	689,269
Dallas Area Rapid Transit 5.999%, 12/01/44	375,000	384,007
Metropolitan Transportation Authority 7.336%, 11/15/39	895,000	997,254
New York State Dormitory Authority 5.628%, 03/15/39	775,000	736,157
Port Authority of New York & New Jersey 6.040%, 12/01/29	565,000	565,045
State of California 5.450%, 04/01/15	3,300,000	3,320,295
7.300%, 10/01/39	995,000	937,151
State of Texas 5.517%, 04/01/39	1,830,000	1,786,592
Tennessee Valley Authority 5.980%, 04/01/36	430,000	457,141
5.250%, 09/15/39	2,390,000	2,368,143

Total Fixed Income—Municipal (Identified Cost $12,291,514)		12,241,054

Fixed Income—Convertible—0.1%

Health Care Equipment & Supplies—0.0%
Conceptus, Inc. 2.250%, 02/15/27	25,000	23,438

Household Durables—0.0%
Newell Rubbermaid, Inc. 5.500%, 03/15/14	50,000	94,437

Semiconductors & Semiconductor Equipment—0.1%
Amkor Technology, Inc. (144A) 6.000%, 04/15/14	50,000	125,875
Conexant Systems, Inc. 4.000%, 03/01/26	225,000	206,156

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—Convertible—(Continued)

Security Description	Par Amount	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Jazz Technologies, Inc. 8.000%, 12/31/11	$75,000	$63,938
Jazz Technologies, Inc. (144A) 8.000%, 12/31/11	100,000	85,250

		481,219

Specialty Retail—0.0%
Pier 1 Imports, Inc. 6.375%, 02/15/36 (c)	50,000	47,250
Pier 1 Imports, Inc. (144A) 6.375%, 02/15/36 (c)	100,000	94,500

		141,750

Total Fixed Income—Convertible (Identified Cost $626,419)		740,844

Short Term Investments—3.6%
Security Description	Shares/Par Amount	Value*

Mutual Funds—2.4%
State Street Navigator Securities Lending Prime Portfolio (h)	33,634,970	33,634,970

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $16,459,009 on 01/04/10, collateralized by $15,145,000 Federal Home Loan Mortgage Corp. due 10/18/16 with a value of $16,792,019.	$16,459,000	16,459,000

Total Short Term Investments (Identified Cost $50,093,970)		50,093,970

Total Investments—108.7% (Identified Cost $1,410,365,502) (i)		1,491,735,302
Liabilities in excess of other assets		(119,985,765)

Net Assets—100.0%		$1,371,749,537

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $32,762,125 and the collateral received consisted of cash in the amount of $33,634,970 and non-cash collateral with a value of $308,108. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(d)	Zero Valued Security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Non-Income Producing; Defaulted Bond.
(g)	All or a portion of the security was pledged as collateral against open futures contracts.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,438,143,491 and the composition of unrealized appreciation and depreciation of investment securities was $93,586,702 and $(39,994,891), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the market value of 144A securities was $36,763,407, which is 2.7% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound

Credit Quality Composition as of December 31, 2009 (Unaudited)	Percentage of Fixed Income Value
AAA/Government	57.7%
AA	7.2%
A	12.9%
BBB	9.8%
BB	0.9%
B	1.8%
CCC	2.6%
CC	0.3%
C	0.0%
D	0.1%
Not Rated/Other	6.7%

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

Forward Contracts

Forward Currency Contracts	Counterparty	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2009	Unrealized Appreciation
Canadian Dollar (sold)	Goldman Sachs	1/27/2010	6,363,000	$6,124,010	$6,080,397	$43,614
Euro (sold)	Citibank	1/20/2010	6,968,000	10,357,932	9,987,762	370,170
Pound Sterling (sold)	Citibank	1/27/2010	786,500	1,315,512	1,271,097	44,415

Net Unrealized Appreciation						$458,199

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized (Depreciation)
U.S. Treasury Notes 2 Year Futures	3/31/2010	14	$3,046,781	$3,027,719	$(19,062)
U.S. Treasury Notes 5 Year Futures	3/31/2010	268	31,210,433	30,654,594	(555,839)
U.S. Treasury Notes 10 Year Futures	3/22/2010	336	39,197,075	38,792,250	(404,825)
U.S. Treasury Bond 30 Year Futures	3/22/2010	42	4,921,967	4,845,750	(76,217)

Net Unrealized Depreciation					$(1,055,943)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
5.000% (15 Year TBA)	$(2,300,000)	$(2,404,218)
5.500% (30 Year TBA)	(7,900,000)	(8,275,250)
6.000% (30 Year TBA)	(16,100,000)	(17,042,282)
Federal National Mortgage Association
4.500% (15 Year TBA)	(1,600,000)	(1,645,501)
5.000% (15 Year TBA)	(600,000)	(627,000)
5.000% (30 Year TBA)	(30,300,000)	(31,054,273)
6.000% (30 Year TBA)	(2,600,000)	(2,754,370)
6.000% (30 Year TBA)	(22,800,000)	(24,146,614)

Total TBA Sale Commitments (Proceeds Cost $(88,559,943))		$(87,949,508)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$883,410,439	$—	$—	$883,410,439
Total Fixed Income*	—	545,248,995	—	545,248,995
Total Fixed Income—Convertible*	—	740,844	—	740,844
Total Fixed Income—Municipal*	—	12,241,054	—	12,241,054
Short Term Investments
Mutual Funds	33,634,970	—	—	33,634,970
Repurchase Agreement	—	16,459,000	—	16,459,000
Total Short Term Investments	33,634,970	16,459,000	—	50,093,970
Total Investments	$917,045,409	$574,689,893	$—	$1,491,735,302

Total TBA Sale Commitments	$—	$(87,949,508)	$—	$(87,949,508)

Forward Contracts**
Forward Currency Contracts (Appreciation)	$—	$458,199	$—	$458,199
Futures Contracts**
Futures Contracts Long (Depreciation)	(1,055,943)	—	—	(1,055,943)
Net Derivative Unrealized Appreciation/(Depreciation)	$(1,055,943)	$458,199	$—	$(597,744)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Fixed Income
Balance as of January 1, 2009	$362,358
Transfers In (Out) of Level 3	(217,081)
Accrued discounts/premiums	0
Realized Gain (Loss)	(770,500)
Change in unrealized appreciation (depreciation)	1,034,505
Net Purchases (Sales)	(409,282)
Balance as of December 31, 2009	$0

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,491,735,302
Cash denominated in foreign currencies (c)		920,951
Receivable for:
Securities sold (d)		226,973,251
Fund shares sold		49,088
Open forward currency contracts		458,199
Accrued interest and dividends		4,291,660
Foreign taxes		3,200

Total Assets		1,724,431,651
Liabilities
TBA sales commitments at value (d)	$87,949,508
Payable for:
Securities purchased	229,293,740
Fund shares redeemed	528,016
Futures variation margin	233,997
Foreign taxes	3,789
Collateral for securities loaned	33,634,970
Due to custodian bank	72,594
Interest on TBA sales commitments	211,472
Accrued expenses:
Management fees	530,973
Distribution and service fees	20,644
Deferred directors’ fees	5,741
Other expenses	196,670

Total Liabilities		352,682,114

Net Assets		$1,371,749,537

Net assets consists of:
Paid in surplus		$1,576,861,164
Undistributed net investment income		24,816,074
Accumulated net realized losses		(311,311,006)
Unrealized appreciation on investments and foreign currency transactions		81,383,305

Net Assets		$1,371,749,537

Net Assets
Class A		$1,256,901,612
Class B		70,407,017
Class E		44,440,908
Capital Shares (Authorized) Outstanding
Class A (175,000,000)		86,015,000
Class B (10,000,000)		4,838,596
Class E (10,000,000)		3,046,289
Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.61
Class B		14.55
Class E		14.59

(a)	Identified cost of investments was $1,410,365,502.
(b)	Includes securities loaned at value of $32,762,125.
(c)	Identified cost of cash denominated in foreign currencies was $912,281.
(d)	Proceeds of TBA sale commitments were $88,559,943.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$15,210,826
Interest (a)		24,216,999

		39,427,825
Expenses
Management fees	$5,696,028
Distribution and service fees—Class B	157,290
Distribution and service fees—Class E	62,411
Directors’ fees and expenses	35,563
Custodian and accounting	200,295
Audit and tax services	53,782
Legal	37,317
Shareholder reporting	390,851
Insurance	19,164
Miscellaneous	14,392

Total expenses	6,667,093
Less broker commission recapture	(441)	6,666,652

Net Investment Income		32,761,173

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(132,063,496)
Futures contracts	4,692,134
Foreign currency transactions	(471,783)	(127,843,145)

Net change in unrealized appreciation (depreciation) on:
Investments	306,766,285
Futures contracts	(4,317,878)
Foreign currency transactions	936,282	303,384,689

Net realized and unrealized gain		175,541,544

Net Increase in Net Assets From Operations		$208,302,717

(a)	Includes net income on securities loaned of $228,762.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,761,173	$47,179,715
Net realized loss	(127,843,145)	(152,253,880)
Net change in unrealized appreciation (depreciation)	303,384,689	(321,230,008)

Increase (decrease) in net assets from operations	208,302,717	(426,304,173)

From Distributions to Shareholders
Net investment income
Class A	(53,219,527)	(39,625,297)
Class B	(2,970,144)	(1,690,116)
Class E	(2,065,706)	(1,607,411)

	(58,255,377)	(42,922,824)

Net realized gain
Class A	0	(15,424,612)
Class B	0	(731,543)
Class E	0	(665,928)

	0	(16,822,083)

Total distributions	(58,255,377)	(59,744,907)

Increase (decrease) in net assets from capital share transactions	59,974,192	(187,207,258)

Total increase (decrease) in net assets	210,021,532	(673,256,338)

Net Assets
Beginning of the period	1,161,728,005	1,834,984,343

End of the period	$1,371,749,537	$1,161,728,005

Undistributed Net Investment Income
End of the period	$24,816,074	$48,434,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,067,686	$14,442,165	768,618	$11,711,388
Shares issued through acquisition	11,839,158	145,266,470	0	0
Reinvestments	4,427,581	53,219,527	3,316,260	55,049,909
Redemptions	(11,613,486)	(152,457,910)	(16,666,765)	(252,581,475)

Net increase (decrease)	5,720,939	$60,470,252	(12,581,887)	$(185,820,178)

Class B
Sales	583,476	$7,593,989	1,180,845	$18,894,094
Reinvestments	247,718	2,970,144	146,412	2,421,659
Redemptions	(568,761)	(7,490,398)	(906,167)	(13,446,795)

Net increase	262,433	$3,073,735	421,090	$7,868,958

Class E
Sales	145,296	$1,945,312	124,009	$1,939,820
Reinvestments	171,999	2,065,706	137,113	2,273,339
Redemptions	(584,998)	(7,580,813)	(908,928)	(13,469,197)

Net decrease	(267,703)	$(3,569,795)	(647,806)	$(9,256,038)

Increase (decrease) derived from capital share transactions		$59,974,192		$(187,207,258)

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Income (Loss) From Investment Operations
Net investment income	0.35 (a)	0.49 (a)	0.41 (a)	0.46	0.39
Net realized and unrealized gain (loss) on investments	1.78	(4.87)	0.62	1.23	0.09

Total from investment operations	2.13	(4.38)	1.03	1.69	0.48

Less Distributions
Distributions from net investment income	(0.70)	(0.45)	(0.46)	(0.41)	(0.26)
Distributions from net realized capital gains	0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.70)	(0.62)	(0.46)	(0.41)	(0.26)

Net Asset Value, End of Period	$14.61	$13.18	$18.18	$17.61	$16.33

Total Return (%)	17.30	(24.79)	5.90	10.53	3.05
Ratio of expenses to average net assets before broker commission recapture (%)	0.52	0.49	0.50	0.52	0.50
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.52	N/A	N/A	0.51	0.49
Ratio of net investment income to average net assets (%)	2.67	3.15	2.32	2.46	2.22
Portfolio turnover rate (%)	611	501	372	265	443
Net assets, end of period (in millions)	$1,256.90	$1,058.18	$1,688.04	$1,622.05	$1,705.34

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Income (Loss) From Investment Operations
Net investment income	0.32 (a)	0.45 (a)	0.37 (a)	0.34	0.25
Net realized and unrealized gain (loss) on investments	1.77	(4.85)	0.61	1.30	0.19

Total from investment operations	2.09	(4.40)	0.98	1.64	0.44

Less Distributions
Distributions from net investment income	(0.65)	(0.40)	(0.42)	(0.37)	(0.22)
Distributions from net realized capital gains	0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.65)	(0.57)	(0.42)	(0.37)	(0.22)

Net Asset Value, End of Period	$14.55	$13.11	$18.08	$17.52	$16.25

Total Return (%)	17.00	(24.96)	5.62	10.25	2.82
Ratio of expenses to average net assets before broker commission recapture (%)	0.77	0.74	0.75	0.77	0.75
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.77	N/A	N/A	0.76	0.74
Ratio of net investment income to average net assets (%)	2.42	2.94	2.07	2.22	2.01
Portfolio turnover rate (%)	611	501	372	265	443
Net assets, end of period (in millions)	$70.41	$59.98	$75.11	$57.97	$40.75

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Income (Loss) From Investment Operations
Net investment income	0.34 (a)	0.47 (a)	0.39 (a)	0.40	0.33
Net realized and unrealized gain (loss) on investments	1.77	(4.86)	0.61	1.25	0.13

Total from investment operations	2.11	(4.39)	1.00	1.65	0.46

Less Distributions
Distributions from net investment income	(0.67)	(0.42)	(0.44)	(0.38)	(0.23)
Distributions from net realized capital gains	0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.67)	(0.59)	(0.44)	(0.38)	(0.23)

Net Asset Value, End of Period	$14.59	$13.15	$18.13	$17.57	$16.30

Total Return (%)	17.14	(24.87)	5.71	10.33	2.95
Ratio of expenses to average net assets before broker commission recapture (%)	0.67	0.64	0.65	0.67	0.65
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.67	N/A	N/A	0.66	0.64
Ratio of net investment income to average net assets (%)	2.54	2.99	2.16	2.31	2.07
Portfolio turnover rate (%)	611	501	372	265	443
Net assets, end of period (in millions)	$44.44	$43.57	$71.83	$76.12	$80.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2009 was $292,043,560.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown reclasses, merger transaction adjustments, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,696,028	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$5,904,427,042	$1,483,229,974	$6,120,941,123	$1,355,363,163

The Non-Government purchase amount excludes transition trades related to the merger of $54,393,166. The U.S. Government and Non-Government sale amounts exclude transition trades related to the merger of $3,051,804 and $60,827,774, respectively.

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Forward contracts are private contractual arrangements. Risks arise from the possible inability or unwillingness of counterparties to meet the terms of their contracts and from movement in currency exchange rates securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2009, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts			Net Assets—Unrealized depreciation on investments	$(1,055,943	)*
Foreign Exchange Contracts	Receivables—Open Forward Currency Contracts	$458,199

Total		$458,199		$(1,055,943)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$4,692,134	$—	$4,692,134
Foreign Currency Transactions	—	(614,164)	(614,164)

Total	$4,692,134	$(614,164)	$4,077,970

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$(4,317,878)	$—	$(4,317,878)
Foreign Currency Transactions	—	878,172	878,172

Total	$(4,317,878)	$878,172	$(3,439,706)

Average Contract Amount or Face Amount(a)	Foreign Exchange Contracts	Interest Rate Contracts
Futures Contracts	$—	$52,367,518
Foreign Currency Transactions	9,953,827	—

(a)	Averages are based on activity levels at each quarter-end period during 2009.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$58,255,377	$42,969,274	$—	$16,775,633	$—	$—	$58,255,377	$59,744,907

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$25,278,348	$—	$54,203,060	$(281,033,667)	$(201,552,259)

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/15	Total
$177,134,954	$89,389,605	$14,509,108	$281,033,667

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(3,555,290)

9.	ACQUISITIONS

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of the Legg Mason Partners Managed Assets Portfolio of the Met Investors Series Trust (“Legg Portfolio”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization.

The Reorganization was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

contracts that are offered by affiliates of MetLife. The Legg Portfolio was experiencing net outflows in every quarter since it became a series of the Met Investors Series Trust in May 2006. Moreover, the Legg Portfolio was not expected to garner sufficient assets in order to achieve economies of scale.

The acquisition was accomplished by a tax free exchange of 11,839,158 Class A shares of the Portfolio for 13,579,050 Class A shares of the Legg Portfolio. The investment portfolio of the Legg Portfolio, with a fair value of $144,537,969 and identified cost of $169,708,321 was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Legg Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $22,754,527 in capital loss carryforwards and $(9,155) in distributions in excess of net investment income from the Legg Portfolio.

The aggregate net assets of the Portfolio and the Legg Portfolio immediately before the acquisition were $1,083,516,503 and $145,266,469, respectively. The aggregate net assets immediately after the acquisition were $1,228,782,972, which includes $25,170,351 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $169,708,321.

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net Investment income	$34,651,084	(a)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	$172,380,945	(b)
Net increase (decrease) in assets from operations	$207,032,029

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Legg Portfolio that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a) $32,761,173 as reported plus $1,804,921 Legg Portfolio pre-merger, plus $48,122 in lower Advisory fees, plus $36,868 of pro-forma eliminated other expenses.

(b) $175,541,544 as reported plus $(3,160,599) Legg Portfolio pre-merger.

10.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Diversified Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Diversified Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-30

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-31

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-32

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-33

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-34

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-35

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-36

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Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the BlackRock Large Cap Value Portfolio returned 11.21%, 11.05%, and 11.18%, respectively, compared to its benchmark, the Russell 1000® Value Index1, which returned 19.69%.

MARKET ENVIRONMENT/CONDITIONS

Following a very difficult 2008, which saw a global financial and economic meltdown that was nearly unprecedented, stocks started 2009 by falling another 35% in the United States as fears of depression and financial system nationalization gripped investors. From the March 2009 lows, stocks trended higher as those fears dissipated and as investors witnessed the power of massive global monetary and fiscal stimuli begin to reflate economic activity. We have described it as a tug-of-war between the forces of debt-induced deflation and those of policy induced reflation. While deleveraging and other deflationary forces have not left the scene, consistent and aggressive policy ignited the reflationary process. The year 2009 produced negative real economic growth, weak nominal growth and significant earnings declines. Despite that backdrop, “risk” assets outperformed “safe” assets as sidelined cash (which was producing near-zero returns) moved back into the markets. Emerging markets handily beat developed markets. Inflation fell in most countries, but widespread deflation was avoided. U.S. Treasury rates moved modestly higher as the yield curve steepened. Quality spreads narrowed, while equity markets remained volatile, but ended the year with sharp gains. Financial stocks and other low-quality securities led the way back and information technology (IT) was the standout sector performer. Government spending reached record proportions, and the year ended with cyclical stimulus leading the way and masking structural problems that remain.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000® Value Index, for the twelve-month period ended December 31, 2009. On the sector level, our underweight and security selection in financials, combined with our overweight and security selection in healthcare, caused the majority of our underperformance. In financials, we favored higher-quality property & casualty insurance companies over banks and diversified financials. We continued to be cautious about the financial sector, as we continue to believe that there is little visibility on earnings, and valuations were not providing the opportunity to be appropriately compensated for the uncertainty. In the fourth quarter, our caution on banks was additive as large, dilutive capital raises depressed share prices. In healthcare, our positioning in large-cap pharmaceutical stocks was the primary reason for our underperformance in the sector.

On the positive side, our overweight in IT and our underweight in utilities were additive factors. In IT, our holdings in the software and computers & peripherals industries were the largest contributors to performance. In utilities, our underweight exposures to the electric utilities and multi-utilities industries were notably additive.

At year-end, we maintained a bias for high quality, favoring companies with premier U.S. and global franchises, balance sheet strength and good earnings visibility. Our largest overweights were in healthcare, materials and energy. Our largest underweights were in financials, utilities and consumer discretionary. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

Robert C. Doll

Daniel Hanson

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year		10 Year	Since Inception[2]
BlackRock Large Cap Value Portfolio
Class A	11.21		–1.09	—	2.02
Class B	11.05		–1.34	—	4.40
Class E	11.18		–1.24	—	1.88
Russell 1000 Value Index[1]	19.69		–0.25	—	3.03

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 5/1/02, 7/30/02 and 5/1/02, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
AT&T, Inc.	4.0
Verizon Communications, Inc.	2.7
Exxon Mobil Corp.	2.5
The Goldman Sachs Group, Inc.	2.5
ConocoPhillips	2.3
UnitedHealth Group, Inc.	1.7
XTO Energy, Inc.	1.6
Johnson & Johnson	1.6
The Travelers Cos., Inc.	1.5
WellPoint, Inc.	1.4

Top Sectors

% of Net Assets
Energy	20.4
Health Care	17.7
Financials	14.2
Industrials	10.0
Telecommunication Services	7.6
Consumer Discretionary	7.4
Materials	7.2
Information Technology	5.7
Consumer Staples	5.1
Utilities	4.3

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.66%	$1,000.00	$1,208.20	$3.67
	Hypothetical	0.66%	$1,000.00	$1,021.84	$3.36

Class B	Actual	0.91%	$1,000.00	$1,207.70	$5.06
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

Class E	Actual	0.81%	$1,000.00	$1,208.70	$4.51
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.6% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.4%
ITT Corp.	160,000	$7,958,400
L-3 Communications Holdings, Inc.	173,000	15,042,350
Northrop Grumman Corp.	365,000	20,385,250
Raytheon Co.	380,000	19,577,600
United Technologies Corp.	300,000	20,823,000

		83,786,600

Biotechnology—0.7%
Amgen, Inc. (a)	240,000	13,576,800

Capital Markets—2.5%
The Goldman Sachs Group, Inc.	280,000	47,275,200

Chemicals—2.5%
Ashland, Inc.	140,000	5,546,800
Cabot Corp.	120,000	3,147,600
CF Industries Holdings, Inc.	160,000	14,524,800
Huntsman Corp.	790,000	8,919,100
PPG Industries, Inc.	240,000	14,049,600
Valspar Corp. (b)	70,000	1,899,800

		48,087,700

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	120,000	4,378,800
Pitney Bowes, Inc. (b)	203,000	4,620,280

		8,999,080

Computers & Peripherals—1.0%
Western Digital Corp. (a)	450,000	19,867,500

Construction & Engineering—0.7%
KBR, Inc.	110,000	2,090,000
URS Corp. (a)	250,000	11,130,000

		13,220,000

Consumer Finance—1.0%
Discover Financial Services	1,300,000	19,123,000

Containers & Packaging—2.6%
Ball Corp.	110,000	5,687,000
Bemis Co., Inc.	170,000	5,040,500
Owens-Illinois, Inc. (a)	210,000	6,902,700
Packaging Corp. of America	230,000	5,292,300
Pactiv Corp. (a)	420,000	10,138,800
Sealed Air Corp.	260,000	5,683,600
Sonoco Products Co.	150,000	4,387,500
Temple-Inland, Inc.	260,000	5,488,600

		48,621,000

Diversified Financial Services—1.7%
Bank of America Corp.	690,000	10,391,400
JPMorgan Chase & Co.	550,000	22,918,500

		33,309,900

Security Description	Shares	Value*

Diversified Telecommunication Services—7.6%
AT&T, Inc.	2,690,000	$75,400,700
Frontier Communications Corp. (b)	1,140,000	8,903,400
Qwest Communications International, Inc.	2,220,000	9,346,200
Verizon Communications, Inc.	1,540,000	51,020,200

		144,670,500

Electric Utilities—1.1%
Edison International	600,000	20,868,000

Electrical Equipment—0.9%
General Cable Corp. (a) (b)	200,000	5,884,000
Hubbell, Inc. (Class B)	20,000	946,000
Thomas & Betts Corp.	300,000	10,737,000

		17,567,000

Electronic Equipment, Instruments & Components—1.4%
Ingram Micro, Inc. (a)	724,000	12,633,800
Tech Data Corp. (a)	310,000	14,464,600

		27,098,400

Energy Equipment & Services—7.6%
Atwood Oceanics, Inc. (a)	100,000	3,585,000
Ensco International plc (ADR)	420,000	16,774,800
Helix Energy Solutions Group, Inc. (a)	400,000	4,700,000
Helmerich & Payne, Inc.	480,000	19,142,400
Nabors Industries, Ltd. (a)	940,000	20,576,600
National Oilwell Varco, Inc. (a)	580,000	25,572,200
Pride International, Inc. (a) (b)	300,000	9,573,000
Rowan Cos., Inc. (a)	770,000	17,432,800
Superior Energy Services, Inc. (a)	390,000	9,473,100
Tidewater, Inc.	323,000	15,487,850
Unit Corp. (a)	70,000	2,975,000

		145,292,750

Food Products—2.8%
Archer-Daniels-Midland Co.	660,000	20,664,600
Del Monte Foods Co.	1,100,000	12,474,000
Sara Lee Corp.	1,730,000	21,071,400

		54,210,000

Gas Utilities—1.8%
Atmos Energy Corp.	460,000	13,524,000
Energen Corp.	190,000	8,892,000
Oneok, Inc.	40,000	1,782,800
UGI Corp.	390,000	9,434,100

		33,632,900

Health Care Equipment & Supplies—0.8%
Hospira, Inc. (a)	290,000	14,790,000

Health Care Providers & Services—11.7%
Aetna, Inc.	700,000	22,190,000
AmerisourceBergen Corp.	753,800	19,651,566

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Cardinal Health, Inc.	520,000	$16,764,800
Community Health Systems, Inc. (a)	445,000	15,842,000
Coventry Health Care, Inc. (a)	400,000	9,716,000
Health Net, Inc. (a)	460,000	10,713,400
Humana, Inc. (a)	186,000	8,163,540
LifePoint Hospitals, Inc. (a)	296,000	9,622,960
McKesson Corp.	270,000	16,875,000
Omnicare, Inc. (b)	335,000	8,100,300
Quest Diagnostics, Inc.	170,000	10,264,600
Tenet Healthcare Corp. (a)	460,000	2,479,400
UnitedHealth Group, Inc.	1,060,000	32,308,800
Universal Health Services, Inc. (Class B)	380,000	11,590,000
WellPoint, Inc. (a)	470,000	27,396,300

		221,678,666

Household Durables—1.3%
Garmin, Ltd. (b)	310,000	9,517,000
Leggett & Platt, Inc.	748,000	15,259,200

		24,776,200

Household Products—1.0%
Kimberly-Clark Corp.	310,000	19,750,100

Independent Power Producers & Energy Traders—0.5%
The AES Corp. (a)	780,000	10,381,800

Industrial Conglomerates—1.1%
General Electric Co.	1,340,000	20,274,200

Insurance—9.0%
American Financial Group, Inc.	574,000	14,321,300
Arch Capital Group, Ltd. (a)	130,000	9,301,500
Axis Capital Holdings, Ltd.	380,000	10,795,800
Everest Re Group, Ltd.	150,000	12,852,000
HCC Insurance Holdings, Inc.	600,000	16,782,000
PartnerRe, Ltd.	250,000	18,665,000
RenaissanceRe Holdings, Ltd.	160,000	8,504,000
StanCorp Financial Group, Inc.	60,000	2,401,200
The Chubb Corp.	470,000	23,114,600
The Travelers Cos., Inc.	580,000	28,918,800
Torchmark Corp.	10,000	439,500
Transatlantic Holdings, Inc.	80,000	4,168,800
Unum Group	1,040,000	20,300,800

		170,565,300

Internet Software & Services—0.6%
IAC/InterActiveCorp. (a)	520,000	10,649,600

IT Services—1.5%
Amdocs, Ltd. (a)	120,000	3,423,600
Computer Sciences Corp. (a)	255,000	14,670,150
DST Systems, Inc. (a)	180,000	7,839,000
SAIC, Inc. (a)	150,000	2,841,000

		28,773,750

Security Description	Shares	Value*

Machinery—1.8%
Dover Corp.	190,000	$7,905,900
Joy Global, Inc.	360,000	18,572,400
SPX Corp.	50,000	2,735,000
Trinity Industries, Inc.	260,000	4,534,400

		33,747,700

Metals & Mining—0.6%
Commercial Metals Co.	300,000	4,695,000
Reliance Steel & Aluminum Co.	150,000	6,483,000

		11,178,000

Multi-Utilities—0.8%
CMS Energy Corp.	750,000	11,745,000
DTE Energy Co.	100,000	4,359,000

		16,104,000

Multiline Retail—2.6%
Big Lots, Inc. (a)	80,000	2,318,400
J.C. Penney Co., Inc.	770,000	20,489,700
Kohl’s Corp. (a)	90,000	4,853,700
Macy’s, Inc.	1,250,000	20,950,000

		48,611,800

Oil, Gas & Consumable Fuels—12.9%
Chevron Corp.	230,000	17,707,700
ConocoPhillips	840,000	42,898,800
El Paso Corp.	1,960,000	19,266,800
Exxon Mobil Corp.	710,000	48,414,900
Marathon Oil Corp.	860,000	26,849,200
Massey Energy Co.	450,000	18,904,500
Southern Union Co.	70,000	1,589,000
Tesoro Corp. (b)	1,230,000	16,666,500
The Williams Cos., Inc.	1,130,000	23,820,400
XTO Energy, Inc.	640,000	29,779,200

		245,897,000

Paper & Forest Products—1.5%
International Paper Co.	920,000	24,637,600
MeadWestvaco Corp.	120,000	3,435,600

		28,073,200

Pharmaceuticals—4.6%
Endo Pharmaceuticals Holdings, Inc. (a)	498,000	10,213,980
Forest Laboratories, Inc. (a)	700,000	22,477,000
Johnson & Johnson	460,000	29,628,600
Pfizer, Inc.	770,000	14,006,300
Watson Pharmaceuticals, Inc. (a)	285,000	11,288,850

		87,614,730

Road & Rail—0.4%
Ryder System, Inc.	200,000	8,234,000

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Software—1.1%
CA, Inc.	818,000	$18,372,280
Synopsys, Inc. (a) (b)	130,000	2,896,400

		21,268,680

Specialty Retail—3.6%
AutoNation, Inc. (a) (b)	110,000	2,106,500
Barnes & Noble, Inc. (b)	380,000	7,246,600
Limited Brands, Inc.	1,000,000	19,240,000
RadioShack Corp.	990,000	19,305,000
The Gap, Inc.	950,000	19,902,500

		67,800,600

Tobacco—1.2%
Reynolds American, Inc.	420,000	22,247,400

Trading Companies & Distributors—0.2%
WESCO International, Inc. (a)	130,000	3,511,300

Total Common Stock (Identified Cost $1,663,636,718)		1,895,134,356

Short Term Investments—1.2%
Security Description	Shares/Par Amount	Value*

Mutual Funds—0.9%
State Street Navigator Securities Lending Prime Portfolio (c)	16,979,208	16,979,208

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $5,366,003 on 01/04/10, collateralized by $5,350,000 Federal National Mortgage Association due 01/22/18 with a value of $5,477,063.	$5,366,000	5,366,000

Total Short Term Investments (Identified Cost $22,345,208)		22,345,208

Total Investments—100.8% (Identified Cost $1,685,981,926) (d)		1,917,479,564
Liabilities in excess of other assets		(15,593,905)

Net Assets—100.0%		$1,901,885,659

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $16,388,581 and the collateral received consisted of cash in the amount of $16,979,208 and non-cash collateral with a value of $35,378. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,718,524,569 and the composition of unrealized appreciation and depreciation of investment securities was $217,175,889 and $(18,220,894), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian Bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,895,134,356	$—	$—	$1,895,134,356
Short Term Investments
Mutual Funds	16,979,208	—	—	16,979,208
Repurchase Agreement	—	5,366,000	—	5,366,000
Total Short Term Investments	16,979,208	5,366,000	—	22,345,208
Total Investments	$1,912,113,564	$5,366,000	$—	$1,917,479,564

*	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,917,479,564
Cash		770
Receivable for:
Fund shares sold		560,694
Accrued interest and dividends		2,146,681

Total Assets		1,920,187,709
Liabilities
Payable for:
Fund shares redeemed	$204,790
Collateral for securities loaned	16,979,208
Accrued expenses:
Management fees	1,003,480
Distribution and service fees	43,894
Deferred directors’ fees	4,075
Other expenses	66,603

Total Liabilities		18,302,050

Net Assets		$1,901,885,659

Net assets consists of:
Paid in surplus		$1,867,001,964
Undistributed net investment income		19,890,465
Accumulated net realized losses		(216,504,408)
Unrealized appreciation on investments		231,497,638

Net Assets		$1,901,885,659

Net Assets
Class A		$1,671,216,940
Class B		173,216,525
Class E		57,452,194
Capital Shares (Authorized) Outstanding
Class A (240,000,000)		176,627,659
Class B (30,000,000)		18,393,712
Class E (15,000,000)		6,087,815
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.46
Class B		9.42
Class E		9.44

(a)	Identified cost of investments was $1,685,981,926.
(b)	Includes securities loaned at value of $16,388,581.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$28,893,750
Interest (a)		146,457

		29,040,207
Expenses
Management fees	$8,078,946
Distribution and service fees—Class B	358,702
Distribution and service fees—Class E	81,860
Directors’ fees and expenses	33,897
Custodian and accounting	100,866
Audit and tax services	35,652
Legal	26,898
Shareholder reporting	200,813
Insurance	14,488
Miscellaneous	11,820

Total expenses		8,943,942

Net Investment Income		20,096,265

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(81,743,884)
Futures contracts	1,581,043	(80,162,841)

Net change in unrealized appreciation on:
Investments		350,302,487

Net realized and unrealized gain		270,139,646

Net Increase in Net Assets From Operations		$290,235,911

(a)	Includes net income on securities loaned of $145,056.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,096,265	$8,138,849
Net realized loss	(80,162,841)	(129,273,044)
Net change in unrealized appreciation (depreciation)	350,302,487	(142,069,908)

Increase (decrease) in net assets from operations	290,235,911	(263,204,103)

From Distributions to Shareholders
Net investment income
Class A	(5,593,229)	(2,961,716)
Class B	(1,861,956)	(766,021)
Class E	(832,423)	(589,033)

	(8,287,608)	(4,316,770)

Net realized gain
Class A	0	(5,743,934)
Class B	0	(2,262,707)
Class E	0	(1,449,927)

	0	(9,456,568)

Total distributions	(8,287,608)	(13,773,338)

Increase in net assets from capital share transactions	1,080,007,481	170,270,857

Total increase (decrease) in net assets	1,361,955,784	(106,706,584)

Net Assets
Beginning of the period	539,929,875	646,636,459

End of the period	$1,901,885,659	$539,929,875

Undistributed Net Investment Income
End of the period	$19,890,465	$8,081,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	140,753,502	$1,100,923,202	14,355,442	$163,039,898
Reinvestments	749,763	5,593,229	692,023	8,705,650
Redemptions	(4,757,510)	(40,259,266)	(2,406,003)	(25,982,888)

Net increase	136,745,755	$1,066,257,165	12,641,462	$145,762,660

Class B
Sales	5,034,048	$40,215,939	6,285,369	$70,187,731
Reinvestments	250,263	1,861,956	241,525	3,028,728
Redemptions	(2,502,229)	(20,908,676)	(3,050,251)	(34,475,668)

Net increase	2,782,082	$21,169,219	3,476,643	$38,740,791

Class E
Sales	868,452	$6,973,549	1,106,830	$11,991,811
Reinvestments	111,735	832,423	162,338	2,038,960
Redemptions	(1,869,058)	(15,224,875)	(2,497,411)	(28,263,365)

Net decrease	(888,871)	$(7,418,903)	(1,228,243)	$(14,232,594)

Increase derived from capital share transactions		$1,080,007,481		$170,270,857

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.66	$13.61	$13.81	$12.56	$12.11

Income (Loss) From Investment Operations
Net investment income	0.14 (a)	0.16 (a)	0.15 (a)	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.80	(4.82)	0.33	2.10	0.51

Total from investment operations	0.94	(4.66)	0.48	2.30	0.70

Less Distributions
Distributions from net investment income	(0.14)	(0.10)	(0.14)	(0.18)	(0.12)
Distributions from net realized capital gains	0.00	(0.19)	(0.54)	(0.87)	(0.13)

Total distributions	(0.14)	(0.29)	(0.68)	(1.05)	(0.25)

Net Asset Value, End of Period	$9.46	$8.66	$13.61	$13.81	$12.56

Total Return (%)	11.21	(34.90)	3.39	19.32	5.98
Ratio of expenses to average net assets before broker commission recapture (%)	0.67	0.72	0.74	0.84	0.85
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	0.82	0.83
Ratio of net investment income to average net assets (%)	1.61	1.42	1.10	1.69	1.59
Portfolio turnover rate (%)	113	85	66	96	109
Net assets, end of period (in millions)	$1,671.22	$345.23	$370.87	$48.18	$38.85

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.61	$13.55	$13.75	$12.50	$12.07

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.13 (a)	0.11 (a)	0.14	0.13
Net realized and unrealized gain (loss) on investments	0.80	(4.81)	0.34	2.13	0.53

Total from investment operations	0.92	(4.68)	0.45	2.27	0.66

Less Distributions
Distributions from net investment income	(0.11)	(0.07)	(0.11)	(0.15)	(0.10)
Distributions from net realized capital gains	0.00	(0.19)	(0.54)	(0.87)	(0.13)

Total distributions	(0.11)	(0.26)	(0.65)	(1.02)	(0.23)

Net Asset Value, End of Period	$9.42	$8.61	$13.55	$13.75	$12.50

Total Return (%)	11.05	(35.11)	3.13	19.13	5.56
Ratio of expenses to average net assets before broker commission recapture (%)	0.92	0.97	0.99	1.09	1.10
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	1.07	1.08
Ratio of net investment income to average net assets (%)	1.41	1.15	0.78	1.46	1.38
Portfolio turnover rate (%)	113	85	66	96	109
Net assets, end of period (in millions)	$173.22	$134.47	$164.38	$111.01	$36.73

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.63	$13.58	$13.77	$12.52	$12.08

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.14 (a)	0.12 (a)	0.14	0.18
Net realized and unrealized gain (loss) on investments	0.80	(4.82)	0.35	2.14	0.49

Total from investment operations	0.93	(4.68)	0.47	2.28	0.67

Less Distributions
Distributions from net investment income	(0.12)	(0.08)	(0.12)	(0.16)	(0.10)
Distributions from net realized capital gains	0.00	(0.19)	(0.54)	(0.87)	(0.13)

Total distributions	(0.12)	(0.27)	(0.66)	(1.03)	(0.23)

Net Asset Value, End of Period	$9.44	$8.63	$13.58	$13.77	$12.52

Total Return (%)	11.18	(35.04)	3.27	19.20	5.69
Ratio of expenses to average net assets before broker commission recapture (%)	0.82	0.87	0.89	0.99	1.00
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	0.97	0.98
Ratio of net investment income to average net assets (%)	1.55	1.20	0.87	1.55	1.44
Portfolio turnover rate (%)	113	85	66	96	109
Net assets, end of period (in millions)	$57.45	$60.23	$111.40	$109.92	$58.27

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,078,946	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$2,519,886,157	$0	$1,431,104,260

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30-May 5, 2009, the Portfolio had $254,857,180 in equity index futures contracts exposure. At December 31, 2009, the Portfolio did not have any open futures contacts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $1,581,043 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$8,287,608	$4,347,746	$—	$9,425,592	$—	$—	$8,287,608	$13,773,338

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$19,894,540	$—	$198,954,995	$(112,866,726)	$105,982,809

As of December 31, 2009, the Portfolio had $67,576,872 in capital loss carryforwards expiring on December 31, 2016 and $45,289,854 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(71,095,039)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the BlackRock Legacy Large Cap Growth Portfolio returned 36.79%, 36.50%, and 36.62%, respectively, compared to its benchmark, the Russell 1000® Growth Index1, which returned 37.21%.

MARKET ENVIRONMENT/CONDITIONS

The U.S. equity market imitated a rollercoaster in 2009, with a precipitous fall to begin the year immediately followed by a dramatic market rally for the remainder of the year. Stabilization in the financial system and the economy’s switch from decline to growth in the second half of the year served as catalysts for the market rise from March 9 through the end of the year. At year-end, the S&P 500 Index had risen 26.46%, while the technology-heavy Nasdaq Composite surged 45.32%. The strong performance by the information technology (IT) sector also powered the Russell 1000® Growth Index, the benchmark for the Portfolio, to its best calendar year return of 37.21% since 1998.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock selection in the IT, industrials and materials sectors accounted for the positive performance, and overshadowed negative results in the healthcare and financials sectors.

The greatest relative contribution came from the IT sector. Broad-based successes from semiconductor manufacturers (PMC-Sierra, Broadcom) to business software producers (Salesforce.com, Check Point Software Technologies) to consumer technology icons (Apple, Google) propelled the Portfolio’s IT holdings to a gain of greater than 70% in 2009. Within industrials, economically sensitive industrial companies Cummins and 3M posted outsized gains as the economy began to show signs of improvement. Commodity prices rallied in anticipation of this economic improvement, and benefited our materials holdings. Freeport-McMoRan Copper & Gold climbed higher on the back of a surging copper price.

An overweight in biotechnology and stock selection across several industries accounted for the underperformance in health care in 2009. After huge outperformance in 2008, the biotechnology sector underperformed the market in 2009 and our positions in Celgene and Genzyme (neither of which was held at year-end) negatively impacted the Portfolio. Other detractors included Abbott Laboratories and Boston Scientific (no longer held at year-end). In financials, the Portfolio’s investment in Wells Fargo detracted significantly as the commercial bank continued to face challenges resulting from the financial crisis.

After declining dramatically during the credit crisis and ensuing recession, company earnings appeared to have bottomed as of year end and appeared once again positioned for growth. Our detailed fundamental research is generating numerous investment ideas across diverse industries as companies either re-establish stable growth rates or accelerate earnings growth by leveraging the recovery. As this recovery endures, we believe investors may shift their focus from cyclical opportunities to longer-term, secular growth investments. Now that the financial system and economy appear to be on much stronger footing than one year ago, macroeconomic considerations seem to have receded to the background, and we believe stock prices may increasingly depend on company fundamentals rather than macroeconomic headlines.

At year-end, our largest overweights relative to the Russell 1000® Growth Index were in the consumer discretionary and industrials sectors, while our most substantial underweight was in the consumer staples sector.

Jeffrey Lindsey

Edward Dowd

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock Legacy Large Cap Growth Portfolio
Class A	36.79	2.81	–1.53	—
Class B	36.50	2.57	—	6.12
Class E	36.62	2.66	—	–0.23
Russell 1000 Growth Index[1]	37.21	1.63	–3.99	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that generally have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Google, Inc. (Class A)	4.9
Apple, Inc.	4.7
Microsoft Corp.	4.4
QUALCOMM, Inc.	3.5
Hewlett-Packard Co.	3.0
Procter & Gamble Co.	3.0
Wal-Mart Stores, Inc.	2.6
Danaher Corp.	2.5
The Coca-Cola Co.	2.5
Abbott Laboratories	2.5

Top Sectors

% of Net Assets
Information Technology	35.4
Health Care	15.9
Consumer Discretionary	12.7
Industrials	12.5
Consumer Staples	10.5
Financials	4.9
Energy	4.8
Materials	2.8
Cash & Equivalents	0.5

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Legacy Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.82%	$1,000.00	$1,243.80	$4.64
	Hypothetical	0.82%	$1,000.00	$1,021.02	$4.18

Class B(a)	Actual	1.07%	$1,000.00	$1,242.60	$6.05
	Hypothetical	1.07%	$1,000.00	$1,019.75	$5.45

Class E(a)	Actual	0.97%	$1,000.00	$1,242.90	$5.48
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.8% of Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—2.9%
C. H. Robinson Worldwide, Inc.	138,100	$8,110,613
United Parcel Service, Inc. (Class B)	258,900	14,853,093

		22,963,706

Airlines—1.8%
Delta Air Lines, Inc. (a)	1,241,200	14,124,856

Beverages—2.5%
The Coca-Cola Co.	347,197	19,790,229

Biotechnology—1.9%
Amgen, Inc. (a)	259,900	14,702,543

Capital Markets—1.0%
Morgan Stanley	281,000	8,317,600

Chemicals—0.8%
Ecolab, Inc.	135,500	6,040,590

Commercial Banks—1.4%
Wells Fargo & Co.	402,500	10,863,475

Communications Equipment—6.3%
Cisco Systems, Inc. (a)	648,537	15,525,976
Palm, Inc. (a) (b)	646,300	6,488,852
QUALCOMM, Inc.	604,948	27,984,894

		49,999,722

Computers & Peripherals—10.6%
Apple, Inc. (a)	176,417	37,199,289
EMC Corp. (a)	398,300	6,958,301
Hewlett-Packard Co.	464,600	23,931,546
NetApp, Inc. (a)	240,000	8,253,600
Seagate Technology	418,600	7,614,334

		83,957,070

Diversified Financial Services—1.7%
CME Group, Inc.	17,800	5,979,910
JPMorgan Chase & Co.	175,600	7,317,252

		13,297,162

Energy Equipment & Services—1.5%
Schlumberger, Ltd.	74,093	4,822,713
Transocean, Ltd. (a)	82,863	6,861,057

		11,683,770

Food & Staples Retailing—2.6%
Wal-Mart Stores, Inc.	388,556	20,768,318

Health Care Equipment & Supplies—1.7%
Zimmer Holdings, Inc. (a)	234,300	13,849,473

Security Description	Shares	Value*

Health Care Providers & Services—3.9%
Express Scripts, Inc. (a)	168,100	$14,532,245
Medco Health Solutions, Inc. (a)	197,240	12,605,608
WellPoint, Inc. (a)	69,000	4,022,010

		31,159,863

Health Care Technology—1.0%
Cerner Corp. (a) (b)	101,100	8,334,684

Hotels, Restaurants & Leisure—2.6%
Las Vegas Sands Corp. (a) (b)	274,180	4,096,249
Starbucks Corp. (a)	376,500	8,682,090
Starwood Hotels & Resorts Worldwide, Inc. (b)	204,910	7,493,559

		20,271,898

Household Products—3.0%
Procter & Gamble Co.	389,100	23,591,133

Industrial Conglomerates—2.2%
3M Co.	212,200	17,542,574

Insurance—0.9%
Principal Financial Group, Inc.	281,256	6,761,394

Internet & Catalog Retail—2.4%
Amazon.com, Inc. (a)	139,000	18,698,280

Internet Software & Services—5.9%
Baidu, Inc. (ADR) (a)	20,400	8,389,092
Google, Inc. (Class A) (a)	62,455	38,720,851

		47,109,943

Life Sciences Tools & Services—1.7%
Covance, Inc. (a) (b)	94,500	5,156,865
Life Technologies Corp. (a)	158,900	8,299,347

		13,456,212

Machinery—4.9%
Cummins, Inc.	179,500	8,231,870
Danaher Corp.	266,300	20,025,760
PACCAR, Inc. (b)	291,100	10,558,197

		38,815,827

Media—2.9%
CBS Corp. (Class B)	668,110	9,386,946
Comcast Corp. (Class A)	816,000	13,757,760

		23,144,706

Metals & Mining—2.1%
Agnico-Eagle Mines, Ltd.	54,800	2,959,200
Freeport-McMoRan Copper & Gold, Inc. (a)	90,025	7,228,107
United States Steel Corp. (b)	111,100	6,123,832

		16,311,139

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—3.2%
J.C. Penney Co., Inc.	308,600	$8,211,846
Kohl’s Corp. (a)	315,922	17,037,674

		25,249,520

Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.	118,100	7,371,802
EOG Resources, Inc.	76,300	7,423,990
PetroHawk Energy Corp. (a)	490,700	11,771,893

		26,567,685

Personal Products—1.1%
Avon Products, Inc.	278,100	8,760,150

Pharmaceuticals—5.6%
Abbott Laboratories	363,300	19,614,567
Pfizer, Inc.	937,400	17,051,306
Teva Pharmaceutical Industries, Ltd. (ADR)	144,400	8,112,392

		44,778,265

Professional Services—0.7%
Manpower, Inc.	109,100	5,954,678

Semiconductors & Semiconductor Equipment—5.1%
Broadcom Corp. (a)	255,000	8,019,750
Cree, Inc. (a)	41,600	2,344,992
Lam Research Corp. (a)	235,666	9,240,464
Micron Technology, Inc. (a)	787,500	8,316,000
NVIDIA Corp. (a)	417,320	7,795,538
PMC-Sierra, Inc. (a)	574,834	4,978,062

		40,694,806

Software—7.6%
Check Point Software Technologies, Ltd. (a)	333,320	11,292,881
Microsoft Corp.	1,149,400	35,045,206
Salesforce.com, Inc. (a) (b)	187,658	13,843,531

		60,181,618

Specialty Retail—1.7%
Carmax, Inc. (a) (b)	254,200	6,164,350
Home Depot, Inc.	265,900	7,692,487

		13,856,837

Tobacco—1.3%
Philip Morris International, Inc.	220,869	10,643,677

Total Common Stock (Identified Cost $651,543,892)		792,243,403

Short Term Investments—2.3%
Security Description	Shares/Par Amount	Value*

Mutual Funds—1.9%
State Street Navigator Securities Lending Prime Portfolio (c)	15,471,591	$15,471,591

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $3,203,002 on 01/04/10, collateralized by $3,195,000 Federal National Mortgage Association due 01/22/18 with a value of $3,270,881.	$3,203,000	3,203,000

Total Short Term Investments (Identified Cost $18,674,591)		18,674,591

Total Investments—102.1% (Identified Cost $670,218,483) (d)		810,917,994
Liabilities in excess of other assets		(16,998,079)

Net Assets—100.0%		$793,919,915

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $14,928,002 and the collateral received consisted of cash in the amount of $15,471,591 and non-cash collateral with a value of $22,863. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $678,700,097 and the composition of unrealized appreciation and depreciation of investment securities was $139,033,701 and $(6,815,804), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$792,243,403	$—	$—	$792,243,403
Short Term Investments
Mutual Funds	15,471,591	—	—	15,471,591
Repurchase Agreement	—	3,203,000	—	3,203,000
Total Short Term Investments	15,471,591	3,203,000	—	18,674,591
Total Investments	$807,714,994	$3,203,000	$—	$810,917,994

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$810,917,994
Cash		551
Receivable for:
Fund shares sold		228,035
Accrued interest and dividends		481,268
Foreign taxes		6,835

Total Assets		811,634,683
Liabilities
Payable for:
Fund shares redeemed	$1,504,719
Foreign taxes	1,579
Collateral for securities loaned	15,471,591
Accrued expenses:
Management fees	477,765
Distribution and service fees	29,599
Deferred directors’ fees	22,881
Other expenses	206,634

Total Liabilities		17,714,768

Net Assets		$793,919,915

Net assets consists of:
Paid in surplus		$1,069,269,236
Undistributed net investment income		1,436,974
Accumulated net realized losses		(417,489,443)
Unrealized appreciation on investments and foreign currency transactions		140,703,148

Net Assets		$793,919,915

Net Assets
Class A		$633,212,316
Class B		111,904,316
Class E		48,803,283
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		27,574,504
Class B (10,000,000)		4,954,101
Class E (5,000,000)		2,143,064
Net Asset Value, Offering and Redemption Price Per Share
Class A		$22.96
Class B		22.59
Class E		22.77

(a)	Identified cost of investments was $670,218,483.
(b)	Includes securities loaned at value of $14,928,002.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$6,859,722
Interest (b)		87,027

		6,946,749
Expenses
Management fees	$4,230,398
Distribution and service fees—Class B	214,509
Distribution and service fees—Class E	59,891
Directors’ fees and expenses	40,381
Custodian and accounting	59,495
Audit and tax services	43,126
Legal	25,889
Shareholder reporting	329,609
Insurance	7,611
Miscellaneous	67,628

Total expenses	5,078,537
Less broker commission recapture	(237,305)
Management fee waivers	(70,884)	4,770,348

Net Investment Income		2,176,401

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(32,148,925)
Foreign currency transactions	(5,139)	(32,154,064)

Net change in unrealized appreciation on:
Investments	235,777,027
Foreign currency transactions	3,637	235,780,664

Net realized and unrealized gain		203,626,600

Net Increase in Net Assets From Operations		$205,803,001

(a)	Net of foreign taxes of $20,888.
(b)	Includes net income on securities loaned of $86,348.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,176,401	$1,665,287
Net realized loss	(32,154,064)	(30,795,454)
Net change in unrealized appreciation (depreciation)	235,780,664	(150,534,733)

Increase (decrease) in net assets from operations	205,803,001	(179,664,900)

From Distributions to Shareholders
Net investment income
Class A	(1,507,859)	(1,410,497)
Class B	(255,318)	(137,200)
Class E	(146,900)	(124,635)

Total distributions	(1,910,077)	(1,672,332)

Increase (decrease) in net assets from capital share transactions	286,566,032	(27,774,462)

Total increase (decrease) in net assets	490,458,956	(209,111,694)

Net Assets
Beginning of the period	303,460,959	512,572,653

End of the period	$793,919,915	$303,460,959

Undistributed Net Investment Income
End of the period	$1,436,974	$1,413,094

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,521,525	$28,920,520	2,035,366	$41,704,042
Shares issued through acquisition	17,880,744	313,985,866	0	0
Reinvestments	88,438	1,507,859	55,379	1,410,497
Redemptions	(4,291,904)	(82,946,191)	(4,324,378)	(93,538,671)

Net increase (decrease)	15,198,803	$261,468,054	(2,233,633)	$(50,424,132)

Class B
Sales	1,404,508	$25,725,529	1,944,385	$43,351,360
Shares issued through acquisition	408,724	7,070,929	0	0
Reinvestments	15,197	255,318	5,475	137,200
Redemptions	(703,593)	(13,070,408)	(854,396)	(19,492,204)

Net increase	1,124,836	$19,981,368	1,095,464	$23,996,356

Class E
Sales	271,542	$5,131,366	455,494	$10,449,663
Shares issued through acquisition	601,252	10,479,817	0	0
Reinvestments	8,682	146,900	4,934	124,635
Redemptions	(564,983)	(10,641,473)	(522,459)	(11,920,984)

Net increase (decrease)	316,493	$5,116,610	(62,031)	$(1,346,686)

Increase (decrease) derived from capital share transactions		$286,566,032		$(27,774,462)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.91	$26.74	$22.57	$21.70	$20.37

Income (Loss) From Investment Operations
Net investment income	0.08 (a)	0.10 (a)	0.09 (a)	0.06	0.04
Net realized and unrealized gain (loss) on investments	6.10	(9.83)	4.13	0.84	1.37

Total from investment operations	6.18	(9.73)	4.22	0.90	1.41

Less Distributions
Distributions from net investment income	(0.13)	(0.10)	(0.05)	(0.03)	(0.08)

Total distributions	(0.13)	(0.10)	(0.05)	(0.03)	(0.08)

Net Asset Value, End of Period	$22.96	$16.91	$26.74	$22.57	$21.70

Total Return (%)	36.79	(36.51)	18.72	4.13	7.00
Ratio of expenses to average net assets before all reductions (%)	0.83	0.78	0.79	0.81	0.80
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.82	0.78	0.79	0.81	0.80
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.78	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.42	0.44	0.37	0.24	0.15
Portfolio turnover rate (%)	84	74	99	104	76
Net assets, end of period (in millions)	$633.21	$209.25	$390.69	$401.40	$468.53

	Class B
	Year ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$16.61	$26.28	$22.19		$21.36	$20.04

Income (Loss) From Investment Operations
Net investment income (loss)	0.03 (a)	0.05 (a)	0.03	(a)	0.00	(0.03)
Net realized and unrealized gain (loss) on investments	6.01	(9.68)	4.06		0.83	1.38

Total from investment operations	6.04	(9.63)	4.09		0.83	1.35

Less Distributions
Distributions from net investment income	(0.06)	(0.04)	0.00		0.00	(0.03)

Total distributions	(0.06)	(0.04)	0.00		0.00	(0.03)

Net Asset Value, End of Period	$22.59	$16.61	$26.28		$22.19	$21.36

Total Return (%)	36.50	(36.69)	18.43		3.89	6.75
Ratio of expenses to average net assets before all reductions (%)	1.08	1.03	1.04		1.06	1.05
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.07	1.03	1.04		1.06	1.05
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.03	1.01	1.01		1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	0.18	0.22	0.12		0.00	(0.10)
Portfolio turnover rate (%)	84	74	99		104	76
Net assets, end of period (in millions)	$111.90	$63.61	$71.84		$43.33	$36.80

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.75	$26.50	$22.37	$21.51	$20.19

Income (Loss) From Investment Operations
Net investment income	0.05 (a)	0.07 (a)	0.05 (a)	0.02	0.00
Net realized and unrealized gain (loss) on investments	6.06	(9.75)	4.10	0.84	1.38

Total from investment operations	6.11	(9.68)	4.15	0.86	1.38

Less Distributions
Distributions from net investment income	(0.09)	(0.07)	(0.02)	0.00	(0.06)

Total distributions	(0.09)	(0.07)	(0.02)	0.00	(0.06)

Net Asset Value, End of Period	$22.77	$16.75	$26.50	$22.37	$21.51

Total Return (%)	36.62	(36.63)	18.54	4.00	6.85
Ratio of expenses to average net assets before all reductions (%)	0.98	0.93	0.94	0.96	0.95
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.97	0.93	0.94	0.96	0.95
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.93	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.28	0.30	0.22	0.09	0.00
Portfolio turnover rate (%)	84	74	99	104	76
Net assets, end of period (in millions)	$48.80	$30.60	$50.05	$43.65	$45.16

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to merger transaction adjustments, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,230,398	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	300 million and less than $1 billion

Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$467,499,216	$0	$506,964,351

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$1,910,077	$1,672,332	$—	$—	$—	$—	$1,910,077	$1,672,332

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$1,459,856	$—	$132,221,534	$(409,007,829)	$(275,326,439)

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/10	Expiring 12/31/15	Expiring 12/31/16	Expiring 12/31/17	Total
$110,044,174	$96,840,232	$155,558,760	$46,564,663	$409,007,829

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	ACQUISITIONS

After the close of business on May 1, 2009, the Portfolio acquired the assets and liabilities of both the Met/AIM Capital Appreciation Portfolio of the Met Investors Series Trust (the “AIM Portfolio”) and the FI Large Cap Portfolio of the Fund (the “FI Portfolio) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization.

The Reorganization was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The AIM Portfolio and the FI Portfolio were not expected to garner sufficient assets in order to achieve economies of scale. In addition, the Portfolio has had better long-term performance than both the AIM Portfolio and the FI Portfolio.

The acquisition was accomplished by a tax free exchange of: 17,880,744 Class A shares of the Portfolio for 13,737,747 Class A shares of the AIM Portfolio and 26,825,345 Class A shares of the FI Portfolio; 408,724 Class B shares of the Portfolio for 845,253 Class B shares of the FI Portfolio; and 601,252 Class E shares of the Portfolio for 1,476,663 Class E shares of the AIM Portfolio and 136,131 Class E shares of the FI Portfolio. The investment portfolio of the AIM Portfolio, with a fair value of $97,326,090 and identified cost of $101,820,018 and the investment portfolio of the FI Portfolio, with a fair value of $231,451,040 and identified cost of $245,144,454 were the principal assets acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from AIM Portfolio and FI Portfolio were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $68,888,402 in capital loss carryforwards and $0 in undistributed net investment income from the AIM Portfolio and $196,022,463 in capital loss carryforwards and $0 in undistributed net investment income from the FI Portfolio.

The aggregate net assets of the Portfolio, AIM Portfolio and FI Portfolio immediately before the acquisition were $311,462,750, $97,412,088 and $234,124,524, respectively. The aggregate net assets immediately after the acquisition were $642,999,362, which includes $15,676,063 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $346,964,472.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)
Net Investment income	$3,030,444	(a)
Net realized and unrealized gain (loss) on investments, and foreign currency transactions	$201,898,093	(b)
Net increase (decrease) in assets from operations	$204,928,537

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AIM Portfolio and the FI Portfolio that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a) $2,176,401 as reported plus $314,220 AIM Portfolio pre-merger, plus $414,806 FI Portfolio pre-merger, plus $75,313 in lower Advisory fees, plus $49,704 in pro-forma eliminated other expenses.

(b) $203,626,600 as reported plus $(11,786,589) AIM Portfolio pre-merger plus $10,058,082 FI Portfolio pre-merger..

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Legacy Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Legacy Large Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Vote (Unaudited)

At a Special Meeting of Shareholders held on February 27, 2009, shareholders Portfolio voted for the following proposal:

	For	Against	Abstain	Total
1. To approve an Agreement and Plan of Reorganization the (“Plan”) providing for the acquisition of all of the assets of FI Large Cap Portfolio (“FI Large Cap”) by BlackRock Legacy Large Cap Growth Portfolio (“BlackRock LLCG”), both portfolios of the Fund, in exchange for shares of BlackRock LLCG and the assumption by BlackRock LLCG of the liabilities of FI Large Cap. The Plan also provides for distribution of these shares of BlackRock LLCG to shareholders of FI Large Cap in liquidation and subsequent termination of FI Large Cap.	24,829,498.752	1,156,492.543	2,884,416.438	28,870,407.733

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the BlackRock Money Market Portfolio returned 0.42%, 0.25%, 0.30%; respectively, compared to its benchmark, the Merrill Lynch U.S. 3-Month Treasury Bill Index1, which returned 0.21%.

MARKET ENVIRONMENT/CONDITIONS

The Federal Open Market Committee (FOMC) maintained the target range for the federal funds rate at 0% to 0.25% during 2009. The FOMC repeated its common theme all year that “economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” However, at its last meeting of 2009 on December 16th, the FOMC did acknowledge that economic activity has continued to improve, and that deterioration within the labor market has diminished. The FOMC also noted that the environment in the financial markets has become more fostering of economic activity. The FOMC also stated that it was gradually slowing the pace of its purchases of Agency debt and Agency mortgage-backed securities, and it anticipated that these purchases would be completed by the end of the first quarter of 2010.

The balances of certain programs enacted by the Federal Reserve to support the financial markets continued to decline throughout the year. The Commercial Paper Funding Facility fell to approximately $9.5 billion at the end of December, from a peak of about $350 billion in January 2009. Similarly, the balance of the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility stood at zero at year end. These programs, along with the Primary Dealer Credit Facility, are scheduled to expire on February 1, 2010. The Money Market Investor Funding Facility was allowed to expire, unused, on October 30, 2009.

Settings across the London Interbank Offered Rate (LIBOR) curve declined during 2009. All settings settled near all-time lows after contracting as much as 133 basis points during the year. The slope of the LIBOR curve, as measured between one month and one year, stood at a positive 75 basis points at the end of 2009, down 82 basis points from the beginning of the year.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio continued to maintain a laddered portfolio structure during the year. Available assets were primarily deployed in commercial paper and certificates of deposit due in approximately one to three months. In an effort to add incremental yield, similar obligations were purchased with maturities of approximately 120 days to 1 year. These investments traded in a wide range of about 0.20% to 1.66%. In addition, Treasury Bills due primarily in about 240 to 300 days were added at yields of approximately 0.20% to 0.33% to augment the quality, liquidity and diversification of the Portfolio. Variable rate Agency, bank, and corporate obligations based on the 1-month and 3-month LIBOR indices were also purchased for the Portfolio.

The average weighted maturity of the Portfolio stood at 46 days on December 31, 2009.

BlackRock Liquidity Team

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Merrill Lynch U.S. 3-Month Treasury Bill Index is composed of a single 90-Day Treasury bill issue, or potentially a seasoned 6-month or 1-year Treasury bill issue, that is replaced on a monthly basis

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Money Market Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.35%	$1,000.00	$1,000.50	$1.76
	Hypothetical	0.35%	$1,000.00	$1,023.42	$1.79

Class B(a)	Actual	0.44%	$1,000.00	$1,000.00	$2.22
	Hypothetical	0.44%	$1,000.00	$1,022.96	$2.24

Class E(a)	Actual	0.42%	$1,000.00	$1,000.10	$2.12
	Hypothetical	0.42%	$1,000.00	$1,023.07	$2.14

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee and distribution and service fee waivers as described in Note 3 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2009

Certificates of Deposit—57.2% of Net Assets

Security Description	Par Amount	Value*

Capital Markets—4.9%
UBS AG (Stamford)
0.360%, 01/06/10 (a)	$20,000,000	$20,000,000
0.345%, 01/15/10 (a)	10,000,000	10,000,000
0.270%, 02/09/10 (a)	20,000,000	20,000,000
0.290%, 03/05/10 (a)	30,000,000	30,000,000
0.270%, 03/15/10 (a)	20,000,000	20,000,000

		100,000,000

Commercial Banks—23.2%
BBVA S.A. (NY)
0.320%, 03/31/10 (a)	15,000,000	15,000,185
0.324%, 12/13/10 (a)	7,100,000	7,100,000
BNP Paribas S.A. (NY)
0.470%, 01/08/10 (a)	15,000,000	15,000,000
0.210%, 02/02/10 (a)	18,000,000	18,000,000
0.420%, 02/03/10 (a)	10,000,000	10,000,000
0.210%, 02/08/10	15,000,000	15,000,000
0.220%, 02/23/10 (a)	12,000,000	12,000,000
0.220%, 03/31/10	15,000,000	15,000,000
0.320%, 04/28/10 (a)	15,000,000	15,000,000
Intesa San Paolo S.p.A. (NY) 0.490%, 01/11/10 (a)	20,000,000	20,000,000
KBC Bank NV (NY)
0.510%, 01/27/10 (a)	12,000,000	12,000,000
0.330%, 02/25/10 (a)	10,000,000	10,000,000
Rabobank Nederland NV (NY)
0.400%, 02/05/10 (a)	20,000,000	20,000,000
0.190%, 03/02/10 (a)	25,000,000	25,000,000
0.279%, 05/04/10 (a)	28,000,000	28,000,000
0.251%, 06/25/10 (a)	15,000,000	15,000,000
Svenska Handelsbanken (NY)
0.220%, 01/04/10 (a)	38,500,000	38,500,032
0.200%, 03/18/10 (a)	24,000,000	24,000,253
0.310%, 04/23/10 (a)	12,000,000	12,000,373
Toronto Dominion Bank (NY)
0.235%, 11/05/10 (a)	15,000,000	15,000,000
0.235%, 12/09/10 (a)	20,000,000	20,000,000
Unicredit S.p.A. (NY)
0.450%, 01/29/10 (a)	14,000,000	14,000,000
0.410%, 02/16/10 (a)	21,000,000	21,000,000
0.340%, 03/05/10	22,000,000	22,000,000
Westpac Banking Corp. (NY)
0.400%, 01/28/10 (a)	25,000,000	25,000,000
0.283%, 10/19/10 (a)	12,360,000	12,360,000
0.293%, 10/21/10 (a)	14,030,000	14,030,000

		469,990,843

Diversified Financial Services—14.9%
Bank of Montreal (Chicago)
0.220%, 01/08/10	20,000,000	20,000,000
0.260%, 01/25/10	15,000,000	15,000,000
0.210%, 03/23/10 (a)	6,120,000	6,120,000
Bank of Nova Scotia (Houston)
0.300%, 04/01/10 (a)	20,000,000	20,000,000
0.310%, 05/04/10	20,000,000	20,000,000

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Barclays Bank plc (NY)
0.650%, 02/26/10 (a)	$35,000,000	$35,000,000
0.575%, 03/15/10 (a)	25,000,000	25,000,000
0.220%, 04/30/10 (a)	8,987,000	8,987,000
Lloyds TSB Bank plc (NY) 0.220%, 01/11/10 (a)	25,000,000	25,000,000
Royal Bank of Canada (NY) 0.234%, 11/12/10 (a)	22,500,000	22,500,000
Royal Bank of Scotland plc (Connecticut)
0.300%, 01/15/10 (a)	15,000,000	15,000,000
0.513%, 05/18/10 (a)	25,000,000	25,000,000
Societe Generale (NY)
0.530%, 01/07/10 (a)	15,000,000	15,000,000
0.520%, 01/08/10 (a)	25,000,000	25,000,000
0.250%, 01/22/10 (a)	15,000,000	15,000,000
0.240%, 02/10/10 (a)	10,000,000	10,000,000

		302,607,000

Personal Products—2.7%
Procter & Gamble International Fund 0.285%, 05/07/10 (a)	54,600,000	54,600,000

Yankee—11.5%
Abbey National Treasury Services
0.531%, 07/20/10 (a)	16,875,000	16,875,000
0.253%, 11/17/10 (a)	22,000,000	22,000,000
ASB Finance, Ltd. 0.253%, 05/18/10 (a)	62,000,000	62,002,347
Bank of Tokyo Mitsubishi UFJ, Ltd.
0.260%, 01/14/10	25,000,000	25,000,000
0.250%, 02/02/10	25,000,000	25,000,000
0.220%, 03/15/10 (a)	20,000,000	20,000,000
0.230%, 03/22/10 (a)	12,755,000	12,755,000
0.220%, 03/30/10 (a)	15,000,000	15,000,000
Eksportfinans A/S 0.295%, 11/09/10 (a)	15,000,000	15,000,000
Westpac Trust Securities 0.359%, 11/05/10 (a)	19,200,000	19,200,000

		232,832,347

Total Certificates of Deposit (Identified Cost $1,160,030,190)		1,160,030,190

Commercial Paper—42.9%

Asset Backed—21.6%
Antalis U.S. Funding Corp.
0.260%, 01/13/10	10,000,000	9,999,133
0.200%, 01/15/10	20,623,000	20,621,381
Atlantis One Funding Corp.
0.260%, 02/19/10	20,000,000	19,992,922
0.210%, 03/12/10	10,000,000	9,995,917
Barton Capital Corp.
0.200%, 01/12/10	3,729,000	3,728,772
0.220%, 02/02/10	10,000,000	9,998,045

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2009

Commercial Paper—(Continued)

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Cafco, LLC 0.180%, 04/14/10	$3,100,000	$3,098,404
Clipper Receivables Co., LLC 1.000%, 01/21/10	35,000,000	34,994,556
Govco, LLC
0.230%, 03/16/10	15,000,000	14,992,908
1.000%, 03/22/10	5,000,000	4,997,445
Manhattan Asset Funding Co., LLC 0.240%, 01/05/10	39,000,000	38,998,960
0.250%, 01/06/10	25,711,000	25,710,107
0.210%, 01/25/10	24,000,000	23,996,640
Mont Blanc Capital Corp. 0.210%, 03/08/10	30,000,000	29,988,450
Romulus Funding Corp 0.330%, 01/21/10	6,000,000	5,998,900
0.330%, 01/20/10	20,000,000	19,996,517
Scaldis Capital, LLC 0.290%, 01/15/10	15,000,000	14,998,308
Sheffield Receivables Corp. 0.210%, 03/11/10	15,000,000	14,993,963
Starbird Funding Corp. 0.230%, 01/15/10	15,000,000	14,998,658
0.190%, 03/19/10	20,000,000	19,991,872
Tempo Finance Corp. 0.300%, 01/04/10	15,000,000	14,999,625
Thames Asset Global Securitization 0.180%, 02/08/10	11,557,000	11,554,804
Tulip Funding Corp. 0.240%, 01/14/10	8,881,000	8,880,230
Variable Funding 0.140%, 01/13/10	30,000,000	29,998,600
0.210%, 01/14/10	29,432,000	29,429,768

		436,954,885

Commercial Banks—5.2%
Dexia Delaware, LLC 0.240%, 01/14/10	5,000,000	4,999,567
0.240%, 01/19/10	40,000,000	39,995,200
KBC Bank NV (NY) 0.580%, 01/28/10	25,000,000	24,989,125
San Paolo IMI U.S. Financial Co. 0.220%, 01/04/10	20,000,000	19,999,633
Societe Generale North America, Inc. 0.330%, 04/30/10	15,000,000	14,983,637

		104,967,162

Diversified Financial Services—2.0%
JPMorgan Chase & Co. 0.030%, 01/06/10	20,000,000	19,999,917
Nordea North America 0.230%, 01/25/10	20,000,000	19,996,933

		39,996,850

Security Description	Par Amount	Value*

Federal Agencies—1.3%
Federal Home Loan Bank 0.670%, 02/05/10 (a)	$13,100,000	$13,100,000
0.755%, 02/26/10 (a)	14,130,000	14,130,000

		27,230,000

U.S. Treasury—5.8%
U.S. Treasury Bills 0.010%, 03/25/10	15,000,000	14,993,602
0.010%, 07/01/10	22,000,000	21,939,717
0.010%, 07/15/10	64,900,000	64,776,546
0.500%, 07/29/10	5,000,000	4,986,357
0.010%, 08/26/10	11,000,000	10,977,189

		117,673,411

Yankee—7.0%
ANZ National International, Ltd. 0.330%, 02/01/10	18,000,000	17,994,885
BBVA S.A. 0.350%, 04/30/10	19,000,000	18,978,018
BPCE S.A. 0.270%, 01/11/10	20,000,000	19,998,500
Danske Corp.—GTD 0.400%, 02/01/10	20,000,000	19,993,111
DnB NOR Bank ASA 0.190%, 03/15/10	35,000,000	34,986,515
0.330%, 03/24/10	30,000,000	29,977,450

		141,928,479

Total Commercial Paper (Identified Cost $868,750,787)		868,750,787

Total Investments—100.1% (Identified Cost $2,028,780,977) (b)		2,028,780,977
Liabilities in excess of other assets		(2,094,086)

Net Assets—100.0%		$2,026,686,891

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $2,028,780,977.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Certificates of Deposit*	$—	$1,160,030,190	$—	$1,160,030,190
Total Commercial Paper*	—	868,750,787	—	868,750,787
Total Investments	$—	$2,028,780,977	$—	$2,028,780,977

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at amortized cost		$2,028,780,977
Cash		894
Receivable for:
Fund shares sold		2,855,063
Accrued interest		792,722

Total Assets		2,032,429,656
Liabilities
Payable for:
Fund shares redeemed	$4,986,553
Accrued expenses:
Management fees	571,620
Deferred directors’ fees	25,929
Other expenses	158,663

Total Liabilities		5,742,765

Net Assets		$2,026,686,891

Net assets consists of:
Paid in surplus		$2,026,703,939
Overdistributed net investment income		(17,048)

Net Assets		$2,026,686,891

Net Assets
Class A		$1,023,823,253
Class B		992,905,133
Class E		9,958,505
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		10,238,233
Class B (20,000,000)		9,929,052
Class E (5,000,000)		99,585
Net Asset Value, Offering and Redemption Price Per Share
Class A		$100.00
Class B		100.00
Class E		100.00

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Interest		$18,556,854

Expenses
Management fees	$7,254,884
Distribution and service fees—Class B	2,743,971
Distribution and service fees—Class E	16,458
Directors’ fees and expenses	33,988
Custodian and accounting	163,776
Audit and tax services	35,652
Legal	59,715
Shareholder reporting	266,574
Federal Insurance	579,874
Insurance	30,161
Miscellaneous	23,222

Total expenses	11,208,275
Distribution and service fee waivers	(842,089)
Management fee waivers	(100,000)	10,266,186

Net Investment Income		8,290,668

Net Increase in Net Assets From Operations		$8,290,668

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,290,668	$51,958,671

Increase in net assets from operations	8,290,668	51,958,671

From Distributions to Shareholders
Net investment income
Class A	(5,344,594)	(33,329,415)
Class B	(2,908,194)	(18,318,986)
Class E	(37,880)	(310,270)

Total distributions	(8,290,668)	(51,958,671)

Increase (decrease) in net assets from capital share transactions	(311,874,389)	702,723,013

Total increase (decrease) in net assets	(311,874,389)	702,723,013

Net Assets
Beginning of the period	2,338,561,280	1,635,838,267

End of the period	$2,026,686,891	$2,338,561,280

Overdistributed Net Investment Income
End of the period	$(17,048)	$(50,256)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	8,084,324	$808,432,366	7,968,963	$796,896,315
Reinvestments	52,294	5,229,358	334,466	33,446,586
Redemptions	(10,188,314)	(1,018,831,376)	(7,297,612)	(729,761,176)

Net increase (decrease)	(2,051,696)	$(205,169,652)	1,005,817	$100,581,725

Class B
Sales	7,398,732	$739,873,120	11,686,518	$1,168,651,866
Reinvestments	28,371	2,837,084	183,940	18,393,964
Redemptions	(8,469,849)	(846,984,907)	(5,860,942)	(586,094,144)

Net increase (decrease)	(1,042,746)	$(104,274,703)	6,009,516	$600,951,686

Class E
Sales	29,472	$2,947,215	44,287	$4,428,652
Reinvestments	368	36,787	3,114	311,410
Redemptions	(54,140)	(5,414,036)	(35,505)	(3,550,460)

Net increase (decrease)	(24,300)	$(2,430,034)	11,896	$1,189,602

Increase (decrease) derived from capital share transactions		$(311,874,389)		$702,723,013

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.42	2.82	4.95	4.70	2.85

Total from investment operations	0.42	2.82	4.95	4.70	2.85

Less Distributions
Distributions from net investment income	(0.42)	(2.82)	(4.95)	(4.70)	(2.85)

Total distributions	(0.42)	(2.82)	(4.95)	(4.70)	(2.85)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.42	2.85	5.07	4.80	2.89
Ratio of expenses to average net assets before all waivers (%)	0.37	0.34	0.40	0.38	0.41
Ratio of expenses to average net assets net of contractual management fee waiver (%) (a)	0.36	0.34	0.40	N/A	N/A
Ratio of net investment income to average net assets (%)	0.45	2.79	4.97	4.79	2.83
Net assets, end of period (in millions)	$1,023.82	$1,228.99	$1,128.41	$875.43	$429.02

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.25	2.57	4.70	4.45	2.60

Total from investment operations	0.25	2.57	4.70	4.45	2.60

Less Distributions
Distributions from net investment income	(0.25)	(2.57)	(4.70)	(4.45)	(2.60)

Total distributions	(0.25)	(2.57)	(4.70)	(4.45)	(2.60)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.25	2.60	4.80	4.54	2.63
Ratio of expenses to average net assets before all waivers (%)	0.62	0.59	0.65	0.63	0.66
Ratio of expenses to average net assets net of contractual management fee and voluntary distribution and service fee waivers (%) (a) (b)	0.54	0.59	0.65	N/A	N/A
Ratio of net investment income to average net assets (%)	0.26	2.45	4.71	4.50	2.84
Net assets, end of period (in millions)	$992.91	$1,097.18	$496.23	$394.26	$273.05

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income (Loss) From Investment Operations
Net investment income	0.31	2.67	4.80	4.55	2.70

Total from investment operations	0.31	2.67	4.80	4.55	2.70

Less Distributions
Distributions from net investment income	(0.31)	(2.67)	(4.80)	(4.55)	(2.70)

Total distributions	(0.31)	(2.67)	(4.80)	(4.55)	(2.70)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	0.30	2.70	4.91	4.65	2.74
Ratio of expenses to average net assets before all waivers (%)	0.52	0.49	0.55	0.53	0.56
Ratio of expenses to average net assets net of contractual management fee and voluntary distribution and service fee waivers (%) (a) (b)	0.48	0.49	0.55	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	2.64	4.81	4.57	2.66
Net assets, end of period (in millions)	$9.96	$12.39	$11.20	$10.14	$8.57

(a)	See Note 3 of the Notes to Financial Statements.
(b)	For 2009, the voluntary distribution and service fee waivers for Class B and Class E amounted to (0.08%) and (0.04%) respectively.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,254,884	0.350%	Of the first $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $500 million
0.015%	Next $500 million

An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

MetLife Advisers and/or its affiliates have voluntarily agreed, if the yield on any share Class of the Portfolio goes negative on a given day, to waive their fees or reimburse certain Portfolio expenses to raise the yield of that share Class to 0.00% for that day. The waiver will first be applied to Distribution and Service (“12b-1”) expenses. If the amount of the waiver exceeds the Class B 12b-1 expenses on a given day, MetLife Advisers and/or its affiliates would then waive fees or reimburse expenses pro rata across all share Classes. This voluntary waiver/expense reimbursement may be discontinued by MetLife Advisers and/or its affiliates at any time without notice. During the year ended December 31, 2009, $842,089 of 12b-1 expenses were waived as shown on the Statement of Operations. Class B shares waived $838,195 and Class E shares waived $3,894.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	U.S. TREASURY TEMPORARY GUARANTEE PROGRAM

The Portfolio participated in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 were guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio were to fall below $99.50 and the Portfolio were to subsequently liquidate (a “Guarantee Event”). In the event that a Guarantee Event was triggered, a shareholder’s shares covered by the Program were to the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee was triggered. In this event and subject to the limitations of the Program, a policyholder who had remained invested in the Portfolio since September 19, 2008 would have received an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. The Program’s guarantee only applied to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

As a participant in the Program, which expired September 18, 2009, the Portfolio paid a participation fee. The participation fee for period January 1, 2009 to September 18, 2009 is included in federal insurance in the Statement of Operations.

5.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows.

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$8,245,003	$51,958,671	$45,665	$—	$—	$—	$8,290,668	$51,958,671

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$8,881	$—	$—	$—	$8,881

As of December 31, 2009, the Portfolio had no capital loss carryovers.

6.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

7.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Davis Venture Value Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Davis Venture Value Portfolio returned 31.99%, 31.65%, and 31.83%, respectively, compared to its benchmark, the Standard & Poor’s 500® Index1, which returned 26.46%.

MARKET ENVIRONMENT/CONDITIONS

Information technology, materials and consumer discretionary were the sectors within the S&P 500 Index that turned in the strongest performance over the year. Telecommunication services and utilities had the weakest performance, although their performance was still positive.

Davis Selected Advisers does not structure the Portfolio on the basis of top-down sector allocations; rather the Portfolio is positioned from the bottom up, company by company. The Portfolio’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company’s long-term business fundamentals.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s financial companies were the strongest contributors to performance on an absolute basis. The Portfolio’s relative performance versus the S&P 500 Index benefited as the Portfolio’s financial companies out-performed the corresponding sector within the Index (up 25% versus up 17% for the Index) and the Portfolio had a higher relative average weighting in this sector (27% versus 13% for the Index). American Express and JPMorgan Chase were among the top contributors to the Portfolio’s performance during the period. Citigroup and NIPPONKOA were among the top detractors from performance. At the end of the period, the Portfolio no longer owned Citigroup or NIPPONKOA.

The largest contributor to performance relative to the Index was energy companies. The Portfolio’s energy companies out-performed the corresponding sector within the S&P 500 Index (up 38% versus up 14% for the Index). Occidental Petroleum, EOG Resources, and Canadian Natural Resources were among the leading contributors to performance. ConocoPhillips was the top detractor from performance.

Information technology companies were the second largest contributor to performance on an absolute basis, however, when compared to the S&P 500 Index, the Portfolio suffered from having a lower relative weighting (10% versus 18% for the Index). Google, Microsoft and Texas Instruments were among the most important contributors to performance.

Other detractors from performance were Phillip Morris (a consumer staples company), Vulcan Materials (a materials company) and Iron Mountain (an industrials company).

The Portfolio held 14% of its assets in foreign companies (including American Depositary Receipts) on December 31, 2009. As a whole these companies out-performed the domestic companies held by the Portfolio.

As of December 31, 2009, two companies had dropped out of the Portfolio’s top 10 holdings from December 31, 2008. Both companies, ConocoPhillips and Philip Morris, were still held by the Portfolio, but in more limited size. Two holdings in the top 10 as of December 31, 2009 were American Express, which was in the top 20 at the end of 2008, and Merck, a new addition to the Portfolio.

Christopher Davis

Kenneth Feinberg

Portfolio Managers

Davis Selected Advisers, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Davis Venture Value Portfolio
Class A	31.99	1.13	2.39	—
Class B	31.65	0.88	—	5.66
Class E	31.83	0.99	—	1.95
S&P 500 Index[1]	26.46	0.42	–0.95	—

1 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Wells Fargo & Co.	4.0
American Express Co.	3.9
Berkshire Hathaway, Inc.	3.9
Costco Wholesale Corp.	3.6
EOG Resources, Inc.	3.3
Occidental Petroleum Corp.	3.2
Devon Energy Corp.	3.2
JPMorgan Chase & Co.	2.8
The Bank of New York Mellon Corp.	2.7
Merck & Co., Inc.	2.5

Top Sectors

% of Net Assets
Financials	27.6
Energy	13.8
Consumer Staples	12.2
Information Technology	9.6
Consumer Discretionary	9.3
Health Care	9.2
Materials	7.3
Industrials	5.8
Cash & Equivalents	4.9
Utilities	0.3

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Davis Venture Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.68%	$1,000.00	$1,238.20	$3.84
	Hypothetical	0.68%	$1,000.00	$1,021.74	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$1,236.70	$5.24
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

Class E(a)	Actual	0.83%	$1,000.00	$1,237.40	$4.68
	Hypothetical	0.83%	$1,000.00	$1,020.97	$4.23

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—94.0% of Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
United Parcel Service, Inc. (Class B)	320,100	$18,364,137

Automobiles—0.7%
Harley-Davidson, Inc. (a)	1,143,970	28,828,044

Beverages—3.1%
Diageo plc (ADR)	714,800	49,614,268
Heineken Holding NV (EUR)	967,466	40,529,648
The Coca-Cola Co.	524,550	29,899,350

		120,043,266

Capital Markets—5.1%
Ameriprise Financial, Inc.	642,396	24,937,813
GAM Holding, Ltd. (CHF)	1,000,544	12,161,517
Julius Baer Group, Ltd. (CHF)	1,000,544	34,905,768
The Bank of New York Mellon Corp.	3,721,264	104,083,754
The Goldman Sachs Group, Inc.	126,330	21,329,557

		197,418,409

Chemicals—0.7%
Monsanto Co.	230,321	18,828,742
Potash Corp. of Saskatchewan, Inc.	82,093	8,907,090

		27,735,832

Commercial Banks—4.0%
Wells Fargo & Co.	5,702,706	153,916,035

Commercial Services & Supplies—1.3%
Iron Mountain, Inc. (a) (b)	2,225,860	50,660,574

Computers & Peripherals—1.5%
Hewlett-Packard Co.	1,132,970	58,359,285

Construction Materials—1.6%
Martin Marietta Materials, Inc. (a)	384,700	34,396,027
Vulcan Materials Co.	493,450	25,990,012

		60,386,039

Consumer Finance—3.9%
American Express Co.	3,713,224	150,459,836

Containers & Packaging—1.8%
Sealed Air Corp.	3,140,541	68,652,226

Diversified Consumer Services—1.0%
H&R Block, Inc.	1,662,840	37,613,441

Diversified Financial Services—3.6%
Bank of America Corp.	287,291	4,326,602
JPMorgan Chase & Co.	2,548,837	106,210,038
Moody’s Corp. (a)	1,032,250	27,664,300

		138,200,940

Electrical Equipment—0.6%
ABB, Ltd. (ADR)	1,153,970	22,040,827

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—1.2%
Agilent Technologies, Inc. (b)	1,523,770	$47,343,534

Energy Equipment & Services—0.8%
Transocean, Ltd. (b)	350,664	29,034,979

Food & Staples Retailing—5.8%
Costco Wholesale Corp.	2,346,700	138,854,239
CVS Caremark Corp.	2,656,461	85,564,609

		224,418,848

Food Products—0.3%
The Hershey Co. (a)	268,252	9,600,739

Health Care Equipment & Supplies—1.2%
Becton, Dickinson & Co.	470,909	37,135,884
CareFusion Corp. (b)	288,550	7,216,635

		44,352,519

Health Care Providers & Services—2.6%
Cardinal Health, Inc.	579,900	18,695,976
Express Scripts, Inc. (b)	712,300	61,578,335
Laboratory Corp. of America Holdings (b)	214,653	16,064,631
UnitedHealth Group, Inc.	178,930	5,453,786

		101,792,728

Household Durables—0.2%
Garmin, Ltd. (a)	2,316	71,101
Hunter Douglas NV (EUR)	133,851	6,529,633

		6,600,734

Household Products—1.7%
Procter & Gamble Co.	1,078,910	65,414,313

Independent Power Producers & Energy Traders—0.3%
The AES Corp. (b)	899,746	11,975,619

Industrial Conglomerates—0.7%
Tyco International, Ltd.	759,562	27,101,172

Insurance—10.2%
Berkshire Hathaway, Inc. (Class A) (b)	1,400	138,880,000
Berkshire Hathaway, Inc. (Class B) (b)	3,146	10,337,756
Everest Re Group, Ltd.	69,600	5,963,328
Fairfax Financial Holdings, Ltd.	39,840	15,536,006
Loews Corp.	2,575,344	93,613,754
Markel Corp. (a) (b)	9,870	3,355,800
Principal Financial Group, Inc.	288,300	6,930,732
The Progressive Corp. (b)	4,577,451	82,348,344
Transatlantic Holdings, Inc.	690,746	35,994,774

		392,960,494

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (b)	122,140	16,430,273
Liberty Media Interactive (Series A) (b)	713,150	7,730,546

		24,160,819

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—1.9%
Google, Inc. (Class A) (b)	118,498	$73,466,390

IT Services—0.3%
Visa, Inc.	126,340	11,049,696

Machinery—0.1%
PACCAR, Inc. (a)	123,110	4,465,200

Marine—0.8%
China Shipping Development Co., Ltd. (HKD)	7,692,000	11,501,499
Kuehne & Nagel International AG (CHF)	183,099	17,692,436

		29,193,935

Media—3.8%
Comcast Corp. (Class A)	1,398,692	22,393,059
Grupo Televisa S.A. (ADR)	765,110	15,883,683
Lagardere S.C.A. (EUR)	147,396	5,946,905
Liberty Media Starz Group (Series A) (b)	56,207	2,593,953
News Corp. (Class A)	3,559,600	48,730,924
The DIRECTV Group, Inc. (b)	562,165	18,748,203
The Walt Disney Co.	967,140	31,190,265

		145,486,992

Metals & Mining—0.9%
BHP Billiton plc (GBP)	528,822	16,904,028
Rio Tinto plc (GBP)	340,532	18,366,490

		35,270,518

Oil, Gas & Consumable Fuels—13.9%
Canadian Natural Resources, Ltd.	1,308,000	94,110,600
China Coal Energy Co. (H Shares) (HKD)	16,477,900	29,794,633
ConocoPhillips	266,706	13,620,675
Devon Energy Corp.	1,656,476	121,750,986
EOG Resources, Inc.	1,323,600	128,786,280
Occidental Petroleum Corp.	1,530,630	124,516,751
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	2,170,000	21,182,339

		533,762,264

Paper & Forest Products—1.0%
Sino-Forest Corp. (CAD) (b)	2,112,670	39,124,266
Sino-Forest Corp. (144A) (CAD) (b)	66,100	1,220,940

		40,345,206

Personal Products—0.4%
Mead Johnson Nutrition Co.	285,720	12,485,964
Natura Cosmeticos S.A. (BRL)	228,300	4,750,841

		17,236,805

Pharmaceuticals—5.4%
Johnson & Johnson	1,247,650	80,361,137
Merck & Co., Inc.	2,619,710	95,724,203
Pfizer, Inc.	1,787,600	32,516,444

		208,601,784

Security Description	Shares	Value*

Professional Services—0.7%
Dun & Bradstreet Corp.	333,800	$28,162,706

Real Estate Management & Development—0.8%
Brookfield Asset Management, Inc.	486,121	10,782,164
Hang Lung Group, Ltd. (HKD)	4,313,000	21,307,926

		32,090,090

Semiconductors & Semiconductor Equipment—1.7%
Texas Instruments, Inc.	2,552,613	66,521,095

Software—2.9%
Activision Blizzard, Inc. (b)	1,835,400	20,391,294
Microsoft Corp.	3,023,120	92,174,929

		112,566,223

Specialty Retail—2.4%
Bed Bath & Beyond, Inc. (b)	1,438,300	55,561,529
Carmax, Inc. (b)	1,456,619	35,323,011

		90,884,540

Tobacco—0.9%
Philip Morris International, Inc.	704,563	33,952,891

Transportation Infrastructure—1.1%
China Merchants Holdings International Co., Ltd. (HKD)	9,883,726	31,838,177
COSCO Pacific, Ltd. (HKD)	5,591,500	7,113,210
LLX Logistica S.A. (BRL) (b)	473,500	2,715,868

		41,667,255

Total Common Stock (Identified Cost $2,965,280,354)		3,622,158,979

Fixed Income—0.9%
Security Description	Par Amount	Value*

Automobiles—0.6%
Harley-Davidson, Inc. 15.000%, 02/01/14	$19,000,000	23,256,285

Containers & Packaging—0.3%
Sealed Air Corp. (144A) 12.000%, 02/14/14	10,000,000	10,958,840

Total Fixed Income (Identified Cost $29,000,000)		34,215,125

Fixed Income—Convertible—0.2%

Paper & Forest Products—0.2%
Sino-Forest Corp. (144A) 5.000%, 08/01/13	5,844,000	6,903,225

Total Fixed Income—Convertible (Identified Cost $5,844,000)		6,903,225

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2009

Short Term Investments—5.9%

Security Description	Shares/Par Amount	Value*

Commercial Paper—4.9%
Intesa Funding, LLC 0.130%, 01/05/10	$41,722,000	$41,721,397
Societe Generale North America 0.150%, 01/04/10	45,000,000	44,999,438
Three Pillars Funding 0.300%, 01/04/10	35,808,000	35,807,105
0.300%, 01/06/10	40,000,000	39,998,333
0.350%, 01/06/10	25,438,000	25,436,763

		187,963,036

Mutual Funds—1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	39,778,948	39,778,948

Total Short Term Investments (Identified Cost $227,741,984)		227,741,984

Total Investments—101.0% (Identified Cost $3,227,866,338) (d)		3,891,019,313
Liabilities in excess of other assets		(38,332,229)

Net Assets—100.0%		$3,852,687,084

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $38,362,541 and the collateral received consisted of cash in the amount of $39,778,948. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $3,211,950,552 and the composition of unrealized appreciation and depreciation of investment securities was $805,457,343 and $(126,388,582), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the market value of 144A securities was $19,083,005, which is 0.5% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$18,364,137	$—	$—	$18,364,137
Automobiles	28,828,044	—	—	28,828,044
Beverages	79,513,618	40,529,648	—	120,043,266
Capital Markets	150,351,124	47,067,285	—	197,418,409
Chemicals	27,735,832	—	—	27,735,832
Commercial Banks	153,916,035	—	—	153,916,035
Commercial Services & Supplies	50,660,574	—	—	50,660,574
Computers & Peripherals	58,359,285	—	—	58,359,285
Construction Materials	60,386,039	—	—	60,386,039
Consumer Finance	150,459,836	—	—	150,459,836
Containers & Packaging	68,652,226	—	—	68,652,226
Diversified Consumer Services	37,613,441	—	—	37,613,441
Diversified Financial Services	138,200,940	—	—	138,200,940

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$22,040,827	$—	$—	$22,040,827
Electronic Equipment, Instruments & Components	47,343,534	—	—	47,343,534
Energy Equipment & Services	29,034,979	—	—	29,034,979
Food & Staples Retailing	224,418,848	—	—	224,418,848
Food Products	9,600,739	—	—	9,600,739
Health Care Equipment & Supplies	44,352,519	—	—	44,352,519
Health Care Providers & Services	101,792,728	—	—	101,792,728
Household Durables	71,101	6,529,633	—	6,600,734
Household Products	65,414,313	—	—	65,414,313
Independent Power Producers & Energy Traders	11,975,619	—	—	11,975,619
Industrial Conglomerates	27,101,172	—	—	27,101,172
Insurance	392,960,494	—	—	392,960,494
Internet & Catalog Retail	24,160,819	—	—	24,160,819
Internet Software & Services	73,466,390	—	—	73,466,390
IT Services	11,049,696	—	—	11,049,696
Machinery	4,465,200	—	—	4,465,200
Marine	—	29,193,935	—	29,193,935
Media	139,540,087	5,946,905	—	145,486,992
Metals & Mining	—	35,270,518	—	35,270,518
Oil, Gas & Consumable Fuels	482,785,292	50,976,972	—	533,762,264
Paper & Forest Products	—	40,345,206	—	40,345,206
Personal Products	12,485,964	4,750,841	—	17,236,805
Pharmaceuticals	208,601,784	—	—	208,601,784
Professional Services	28,162,706	—	—	28,162,706
Real Estate Management & Development	10,782,164	21,307,926	—	32,090,090
Semiconductors & Semiconductor Equipment	66,521,095	—	—	66,521,095
Software	112,566,223	—	—	112,566,223
Specialty Retail	90,884,540	—	—	90,884,540
Tobacco	33,952,891	—	—	33,952,891
Transportation Infrastructure	—	41,667,255	—	41,667,255
Total Common Stock	3,298,572,855	323,586,124	—	3,622,158,979
Total Fixed Income*	—	34,215,125	—	34,215,125
Total Fixed Income—Convertible*	—	6,903,225	—	6,903,225
Short Term Investments*
Commercial Paper	—	187,963,036	—	187,963,036
Mutual Funds	39,778,948	—	—	39,778,948
Total Short Term Investments	39,778,948	187,963,036	—	227,741,984
Total Investments	$3,338,351,803	$552,667,510	$—	$3,891,019,313

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$3,891,019,313
Cash		2,645
Receivable for:
Securities sold		2,644,308
Fund shares sold		2,868,198
Accrued interest and dividends		3,779,071
Foreign taxes		142,911

Total Assets		3,900,456,446
Liabilities
Payable for:
Securities purchased	$3,775,257
Fund shares redeemed	1,645,462
Foreign taxes	28,442
Collateral for securities loaned	39,778,948
Accrued expenses:
Management fees	2,115,256
Distribution and service fees	214,158
Deferred directors’ fees	23,436
Other expenses	188,403

Total Liabilities		47,769,362

Net Assets		$3,852,687,084

Net assets consists of:
Paid in surplus		$3,657,436,999
Undistributed net investment income		31,086,405
Accumulated net realized losses		(499,007,158)
Unrealized appreciation on investments and foreign currency transactions		663,170,838

Net Assets		$3,852,687,084

Net Assets
Class A		$2,472,837,825
Class B		492,585,772
Class E		887,263,487
Capital Shares (Authorized) Outstanding
Class A (130,000,000)		87,794,397
Class B (30,000,000)		17,591,292
Class E (60,000,000)		31,647,633
Net Asset Value, Offering and Redemption Price Per Share
Class A		$28.17
Class B		28.00
Class E		28.04

(a)	Identified cost of investments was $3,227,866,338.
(b)	Includes securities loaned at value of $38,362,541.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$49,852,339
Interest (b)		6,075,690

		55,928,029
Expenses
Management fees	$22,882,682
Distribution and service fees— Class B	977,177
Distribution and service fees— Class E	1,106,744
Directors’ fees and expenses	37,618
Custodian and accounting	354,180
Audit and tax services	35,652
Legal	74,445
Shareholder reporting	395,408
Insurance	49,341
Miscellaneous	15,422

Total expenses	25,928,669
Less broker commission recapture	(125,176)
Management fee waivers	(1,681,630)	24,121,863

Net Investment Income		31,806,166

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(413,538,023)
Foreign currency transactions	(269,934)	(413,807,957)

Net change in unrealized appreciation on:
Investments	1,326,364,955
Foreign currency transactions	28,179	1,326,393,134

Net realized and unrealized gain		912,585,177

Net Increase in Net Assets From Operations		$944,391,343

(a)	Net of foreign taxes of $569,238.
(b)	Includes net income on securities loaned of $1,720,544.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,806,166	$49,701,011
Net realized loss	(413,807,957)	(84,341,132)
Net change in unrealized appreciation (depreciation)	1,326,393,134	(1,854,898,463)

Increase (decrease) in net assets from operations	944,391,343	(1,889,538,584)

From Distributions to Shareholders
Net investment income
Class A	(34,758,991)	(36,794,851)
Class B	(4,844,796)	(4,483,109)
Class E	(10,159,833)	(11,473,648)

	(49,763,620)	(52,751,608)

Net realized gain
Class A	0	(15,316,517)
Class B	0	(2,378,235)
Class E	0	(5,484,656)

	0	(23,179,408)

Total distributions	(49,763,620)	(75,931,016)

Increase in net assets from capital share transactions	14,979,904	34,283,279

Total increase (decrease) in net assets	909,607,627	(1,931,186,321)

Net Assets
Beginning of the period	2,943,079,457	4,874,265,778

End of the period	$3,852,687,084	$2,943,079,457

Undistributed Net Investment Income
End of the period	$31,086,405	$49,438,969

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	15,459,467	$340,023,671	18,631,514	$552,806,197
Reinvestments	1,708,059	34,758,991	1,506,109	52,111,368
Redemptions	(19,105,154)	(426,212,698)	(17,761,795)	(549,673,012)

Net increase (decrease)	(1,937,628)	$(51,430,036)	2,375,828	$55,244,553

Class B
Sales	3,215,095	$72,271,177	3,114,572	$93,633,234
Reinvestments	239,013	4,844,796	199,284	6,861,344
Redemptions	(1,234,362)	(28,461,411)	(1,515,098)	(44,723,797)

Net increase	2,219,746	$48,654,562	1,798,758	$55,770,781

Class E
Sales	4,524,751	$101,566,134	3,092,292	$87,889,735
Reinvestments	500,978	10,159,833	492,116	16,958,304
Redemptions	(4,014,352)	(93,970,589)	(6,038,218)	(181,580,094)

Net increase (decrease)	1,011,377	$17,755,378	(2,453,810)	$(76,732,055)

Increase derived from capital share transactions		$14,979,904		$34,283,279

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.72	$36.44	$35.12	$30.91	$28.23

Income (Loss) From Investment Operations
Net investment income	0.25 (a)	0.39 (a)	0.46 (a)	0.32 (a)	0.25
Net realized and unrealized gain (loss) on investments	6.57	(14.52)	1.15	4.16	2.63

Total from investment operations	6.82	(14.13)	1.61	4.48	2.88

Less Distributions
Distributions from net investment income	(0.37)	(0.42)	(0.29)	(0.27)	(0.20)
Distributions from net realized capital gains	0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.37)	(0.59)	(0.29)	(0.27)	(0.20)

Net Asset Value, End of Period	$28.17	$21.72	$36.44	$35.12	$30.91

Total Return (%)	31.99	(39.35)	4.58	14.58	10.30
Ratio of expenses to average net assets before all reductions (%)	0.74	0.73	0.73	0.76	0.76
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.69	0.73	0.73	0.76	0.76
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.68	0.73	0.73	0.76	0.76
Ratio of net investment income to average net assets (%)	1.06	1.30	1.25	0.99	1.05
Portfolio turnover rate (%)	24	23	11	20	27
Net assets, end of period (in millions)	$2,472.84	$1,949.36	$3,183.43	$2,410.88	$1,759.49

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.58	$36.20	$34.89	$30.71	$28.07

Income (Loss) From Investment Operations
Net investment income	0.18 (a)	0.32 (a)	0.36 (a)	0.24 (a)	0.17
Net realized and unrealized gain (loss) on investments	6.54	(14.44)	1.16	4.14	2.62

Total from investment operations	6.72	(14.12)	1.52	4.38	2.79

Less Distributions
Distributions from net investment income	(0.30)	(0.33)	(0.21)	(0.20)	(0.15)
Distributions from net realized capital gains	0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.30)	(0.50)	(0.21)	(0.20)	(0.15)

Net Asset Value, End of Period	$28.00	$21.58	$36.20	$34.89	$30.71

Total Return (%)	31.65	(39.52)	4.34	14.32	9.99
Ratio of expenses to average net assets before all reductions (%)	0.99	0.98	0.98	1.01	1.01
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.94	0.98	0.98	1.01	1.02
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.93	0.98	0.98	1.01	1.01
Ratio of net investment income to average net assets (%)	0.79	1.06	1.00	0.74	0.77
Portfolio turnover rate (%)	24	23	11	20	27
Net assets, end of period (in millions)	$492.59	$331.67	$491.27	$388.74	$202.22

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.61	$36.25	$34.94	$30.76	$28.09

Income (Loss) From Investment Operations
Net investment income	0.21 (a)	0.34 (a)	0.40 (a)	0.27 (a)	0.27
Net realized and unrealized gain (loss) on investments	6.54	(14.45)	1.15	4.14	2.56

Total from investment operations	6.75	(14.11)	1.55	4.41	2.83

Less Distributions
Distributions from net investment income	(0.32)	(0.36)	(0.24)	(0.23)	(0.16)
Distributions from net realized capital gains	0.00	(0.17)	0.00	0.00	0.00

Total distributions	(0.32)	(0.53)	(0.24)	(0.23)	(0.16)

Net Asset Value, End of Period	$28.04	$21.61	$36.25	$34.94	$30.76

Total Return (%)	31.83	(39.46)	4.43	14.40	10.14
Ratio of expenses to average net assets before all reductions (%)	0.89	0.88	0.88	0.91	0.91
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.84	0.88	0.88	0.91	0.91
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.83	0.88	0.88	0.91	0.91
Ratio of net investment income to average net assets (%)	0.90	1.14	1.11	0.84	0.88
Portfolio turnover rate (%)	24	23	11	20	27
Net assets, end of period (in millions)	$887.26	$662.05	$1,199.57	$1,297.48	$1,179.41

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$22,882,682	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	Over $50 million and less than $500 million
0.100%	On the next $500 million
0.050%	On the next $2 billion
0.025%	On amounts in excess of $4.5 billion

An identical expense agreement was in place for the period January 1, 2009 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$775,740,603	$0	$723,078,957

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$49,763,620	$52,798,573	$—	$23,132,443	$—	$—	$49,763,620	$75,931,016

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$37,047,036	$—	$679,086,624	$(407,831,141)	$308,302,519

As of December 31, 2009, the Portfolio had $85,412,099 in capital loss carryforwards expiring on December 31, 2016 and $322,419,042 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(113,028,996)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davis Venture Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Venture Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. FI Mid Cap Opportunities Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the FI Mid Cap Opportunities Portfolio returned 33.80%, 33.53%, and 33.78%, respectively, compared to its benchmark, the Russell Midcap® Growth Index1, which returned 46.29%.

MARKET ENVIRONMENT/CONDITIONS

To put the year in perspective, think back to fall 2008 and winter 2009; credit markets froze, stocks plunged worldwide, companies were failing weekly, and the economic news went from bad to worse. Fearing another Great Depression, governments everywhere took historic stimulus measures; spending on infrastructure, buying non-performing debt, and flooding economies with liquidity. These measures began gaining traction in late 2008 and credit markets were the first to rally, followed by stock markets in March 2009. Rallies in stocks and bonds have generally been good predictors of economic turnarounds, and sure enough, through the summer and fall, there were increasing signs of recovery in underlying economies.

In the financial history books, 2008 and 2009 will be remembered as mirror images—historic losses followed by record gains. But keep in mind—the gains of 2009 did not necessarily offset the losses of 2008 for all investors. Riskier assets like emerging markets stocks fell the hardest and rebounded the most. But what’s also remarkable are double digit gains in normally sedate municipal and investment grade bonds. Treasuries, generally considered one of the safest asset classes, fell 4% in 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

In our experience, there has never been a period remotely similar to that which we experienced in the past year when the market penalized stocks with relative price and earnings momentum, while heavily rewarding rapidly contracting businesses and stocks that have exhibited weakening price and earnings momentum factors. This was most evident during April, when the broader equity markets rose sharply as companies with negative earnings prospects, dwindling cash reserves, and low price momentum led the rally, while stocks characterized by positive earnings and price momentum metrics underperformed their peers. These securities with questionable fundamentals and negative earnings growth prospects are typically not strong investment candidates for this strategy, which typically focuses on companies that show multiple forms of financial and business growth that are under appreciated by the markets. Specifically, following this strategy stocks that exhibit accelerating and sustainable earnings growth, positive earnings revisions, earnings surprises, and positive price momentum will be the focus.

Within Consumer Discretionary, the overweights in postsecondary education provider ITT Educational Services, educational program and service provider Apollo Group, and tax preparation service provider H&R Block detracted from performance. The regulatory environment surrounding for-profit schools and the counter cyclicality of the education group weighed on shares of ITT and Apollo Group.

ITT shares rose modestly but underperformed the Index by a wide margin during the period. Apollo Group shares declined sharply during the latter part of the period on news that the Securities and Exchange Commission had launched an informal inquiry into the company’s accounting practices. H&R Block shares declined during the period as the company reported that it prepared fewer tax returns during 2009 than it had in 2008. Among Health Care holdings, the overweights in biotech companies Theravance and Sequenom detracted from performance. Theravance shares rose during the period but underperformed the index by a wide margin despite the Food and Drug Administration announcing the approval of the company’s skin infection drug, Televancin. Sequenom shares declined during the period as the company disclosed that it would delay the launch of its Down Syndrome test due to potential fraudulent handling of data by four of its employees. The company was downgraded by several Wall Street analysts following the announcement. Among individual holdings, the overweight in solar power product designer and manufacturer Energy Conversion Devices was among the largest Portfolio detractors. Energy Conversion Devices shares declined as the company cut its revenue guidance and slowed its expansion plans in response to the credit crunch and weather driven demand weakness.

Among Telecommunication Services holdings, the overweights in wireless communications service provider NII Holdings and wireless communications tower owner and operator SBA Communications were among the top Portfolio contributors. NII Holdings shares rose as the company reported better-than-expected second- and third-quarter earnings, driven by strong performance in Brazil and improving gross subscriber additions and churn. SBA Communications shares rose on the combination of better-than-expected results and a strong recovery in its multiple as market fears related to the debt on its balance sheet subsided. Within Energy, the overweights in oil and gas drilling equipment manufacturer and service provider Weatherford International and oil and gas drilling contractor Brigham Exploration contributed to performance. Weatherford shares rose during the period as investors reacted favorably to the company’s acquisition of Russian oil drilling company TNK-BP’s oil field services enterprises. Weatherford shares also moved higher after Goldman Sachs upgraded the stock, citing an expected rebound in commodity prices. Brigham Exploration shares rose sharply in the Portfolio as the company announced successful oil production test results for one of its wells in the Bakken formation, which is located in Montana and North Dakota. Among individual holdings, the overweight in point-of-care diagnostics company Inverness Medical Innovations was among the largest Portfolio contributors. Inverness shares rose as the company reported solid quarterly earnings, driven by strong flu test sales due to the H1N1 virus and earnings derived from recently acquired businesses.

Within Consumer Discretionary, we were overweight education companies including DeVry, Apollo Group, and ITT Educational Services. We believe companies may benefit from increasing enrollments and rising student retention rates as a result of the difficult labor market. In addition, we believe concerns over the regulatory

MSF-2

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

environment and potential impact on for-profit education companies continue to be overblown in the market. In Health Care, we favored select biotechnology companies because demand for health services should continue and we were overweight the health care providers and services industry as companies in this industry provide essential services and may be less vulnerable to healthcare reform and reimbursement issues. Within Financials, we favored reinsurance companies because of their attractive valuations and improving fundamentals. We were also overweight the diversified financial services industry, focusing on securities and derivatives exchange operators, including CME Group and Interactive Brokers Group. The Portfolio remained consistently underweight Information Technology offset by an overweight in the Wireless Telecommunication industry.

David Rose

Portfolio Manager

Pyramis Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
FI Mid Cap Opportunities Portfolio
Class A	33.80	–4.97	–9.36	—
Class B	33.53	–5.20	—	–5.98
Class E	33.78	–5.10	—	–4.72
Russell Midcap Growth Index[1]	46.29	2.40	–0.52	—

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
NII Holdings, Inc.	6.8
DeVry, Inc.	5.3
Express Scripts, Inc.	4.3
ITT Educational Services, Inc.	3.9
Inverness Medical Innovations, Inc.	3.8
Precision Castparts Corp.	3.5
Schweitzer-Mauduit International, Inc.	3.4
Medco Health Solutions, Inc.	3.3
Apollo Group, Inc. (Class A)	3.1
Telecity Group plc	3.1

Top Sectors

% of Net Assets
Health Care	17.7
Information Technology	15.1
Consumer Discretionary	15.0
Financials	10.5
Industrials	10.4
Telecommunication Services	10.4
Materials	8.3
Energy	6.7
Consumer Staples	4.8
Utilities	0.5

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Mid Cap Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.74%	$1,000.00	$1,217.10	$4.14
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Class B(a)	Actual	0.99%	$1,000.00	$1,215.60	$5.53
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

Class E(a)	Actual	0.89%	$1,000.00	$1,216.30	$4.97
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.3% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.7%
BE Aerospace, Inc. (a)	541,200	$12,718,200
Goodrich Corp.	72,250	4,642,063
Precision Castparts Corp.	180,540	19,922,589
Spirit Aerosystems Holdings, Inc. (a) (b)	43,090	855,767

		38,138,619

Air Freight & Logistics—1.6%
Atlas Air Worldwide Holdings, Inc. (a)	241,668	9,002,133

Auto Components—0.4%
Fuel Systems Solutions, Inc. (a) (b)	19,580	807,479
Standard Motor Products, Inc. (a) (b)	200,230	1,705,960

		2,513,439

Beverages—1.1%
Central European Distribution Corp. (a)	61,380	1,743,806
Heckmann Corp. (a)	960,600	4,793,394

		6,537,200

Biotechnology—2.3%
Incyte Corp., Ltd. (a)	346,530	3,156,888
Theravance, Inc. (a) (b)	744,711	9,733,373

		12,890,261

Commercial Services & Supplies—1.1%
EnerNOC, Inc. (a) (b)	42,150	1,280,939
Republic Services, Inc.	100,760	2,852,516
Stericycle, Inc. (a)	36,420	2,009,291

		6,142,746

Communications Equipment—1.9%
CommScope, Inc. (a)	263,520	6,991,185
Motorola, Inc. (a)	520,830	4,041,641

		11,032,826

Construction & Engineering—0.1%
Chicago Bridge & Iron Co., NV (a)	27,100	547,962

Consumer Finance—1.2%
Discover Financial Services	88,460	1,301,246
SLM Corp. (a)	490,010	5,522,413

		6,823,659

Diversified Consumer Services—13.1%
Apollo Group, Inc. (Class A) (a) (b)	294,490	17,840,204
Corinthian Colleges, Inc. (a) (b)	160,506	2,210,168
DeVry, Inc.	528,598	29,987,364
ITT Educational Services, Inc. (a) (b)	230,180	22,088,073
Service Corp. International	279,910	2,292,463
Stewart Enterprises, Inc.	25,920	133,488

		74,551,760

Security Description	Shares	Value*

Diversified Financial Services—4.8%
CME Group, Inc.	34,270	$11,513,006
Interactive Brokers Group, Inc. (a) (b)	887,412	15,724,941

		27,237,947

Electronic Equipment, Instruments & Components—0.8%
Agilent Technologies, Inc. (a)	40,583	1,260,914
Itron, Inc. (a)	50,320	3,400,122

		4,661,036

Energy Equipment & Services—1.0%
Helmerich & Payne, Inc.	35,650	1,421,722
Superior Well Services, Inc. (a) (b)	236,560	3,373,346
Weatherford International, Ltd. (a)	35,900	642,969

		5,438,037

Food Products—2.8%
Kellogg Co.	37,740	2,007,768
The J. M. Smucker Co.	224,090	13,837,558

		15,845,326

Gas Utilities—0.1%
Oneok, Inc.	13,290	592,335

Health Care Equipment & Supplies—3.8%
Inverness Medical Innovations, Inc. (a) (b)	522,240	21,678,182

Health Care Providers & Services—10.0%
CIGNA Corp.	49,600	1,749,392
Community Health Systems, Inc. (a) (b)	110,050	3,917,780
Express Scripts, Inc. (a)	282,304	24,405,181
Healthsouth Corp. (a) (b)	270,392	5,075,258
Medco Health Solutions, Inc. (a)	295,700	18,898,187
Quest Diagnostics, Inc.	46,640	2,816,123

		56,861,921

Insurance—4.5%
PartnerRe, Ltd.	89,300	6,667,138
Platinum Underwriters Holdings, Ltd. (b)	166,400	6,371,456
Validus Holdings, Ltd.	468,000	12,607,920

		25,646,514

Internet Software & Services—3.8%
Akamai Technologies, Inc. (a) (b)	169,160	4,284,823
Telecity Group plc (GBP) (a)	2,855,237	17,595,471

		21,880,294

IT Services—2.0%
Heartland Payment Systems, Inc.	69,186	908,412
Hewitt Associates, Inc. (a)	86,270	3,645,770
VeriFone Holdings, Inc. (a)	413,465	6,772,557

		11,326,739

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—0.1%
Illumina, Inc. (a) (b)	18,820	$576,833

Machinery—0.4%
Ingersoll-Rand plc	39,900	1,426,026
Kennametal, Inc.	30,880	800,410

		2,226,436

Media—1.0%
DISH Network Corp. (a)	266,880	5,543,098

Metals & Mining—4.8%
Allegheny Technologies, Inc. (b)	29,820	1,335,041
Coeur d’Alene Mines Corp. (b)	241,190	4,355,892
Compass Minerals International, Inc.	107,390	7,215,534
Pan American Silver Corp. (a)	39,300	935,733
Pan American Silver Corp. (CAD) (a) (b)	203,500	4,873,110
Silver Wheaton Corp. (CAD)	587,850	8,910,777

		27,626,087

Multi-Utilities—0.4%
Alliant Energy Corp.	18,540	561,020
DTE Energy Co. (b)	12,790	557,516
NiSource, Inc.	36,350	559,063
TECO Energy, Inc.	35,230	571,431

		2,249,030

Oil, Gas & Consumable Fuels—5.8%
Alpha Natural Resources, Inc. (a)	46,560	2,019,773
EXCO Resources, Inc. (a) (b)	505,440	10,730,491
Forest Oil Corp. (a) (b)	715,880	15,928,330
PetroHawk Energy Corp. (a)	47,010	1,127,770
Southwestern Energy Co. (a)	63,390	3,055,398

		32,861,762

Paper & Forest Products—3.4%
Schweitzer-Mauduit International, Inc.	278,781	19,612,243

Personal Products—0.7%
Bare Escentuals, Inc. (a) (b)	318,410	3,894,154

Pharmaceuticals—1.5%
King Pharmaceuticals, Inc. (a)	595,570	7,307,644
Salix Pharmaceuticals, Ltd. (a) (b)	50,980	1,294,892

		8,602,536

Real Estate Investment Trusts—0.0%
Hatteras Financial Corp. (b)	9,230	258,071

Road & Rail—0.0%
Avis Budget Group, Inc. (a)	14,910	195,619

Semiconductors & Semiconductor Equipment—3.4%
Elpida Memory, Inc. (JPY) (a)	561,700	9,166,580
KLA-Tencor Corp.	142,450	5,150,992

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Lam Research Corp. (a)	31,362	$1,229,704
NVIDIA Corp. (a)	195,500	3,651,940

		19,199,216

Software—3.2%
BMC Software, Inc. (a)	418,670	16,788,667
Check Point Software Technologies, Ltd. (a)	20,000	677,600
Fortinet, Inc. (a)	28,530	501,272

		17,967,539

Specialty Retail—0.5%
RadioShack Corp. (b)	144,210	2,812,095

Tobacco—0.1%
Alliance One International, Inc. (a)	176,400	860,832

Transportation Infrastructure—0.5%
Aegean Marine Petroleum Network, Inc. (b)	100,800	2,769,984

Wireless Telecommunication Services—10.4%
American Tower Corp. (Class A) (a)	206,789	8,935,353
NII Holdings, Inc. (a)	1,157,702	38,875,633
SBA Communications Corp. (a) (b)	327,702	11,194,300

		59,005,286

Total Common Stock (Identified Cost $476,774,781)		565,609,757

Short Term Investments—14.3%
Security Description	Shares/Par Amount	Value*

Mutual Funds—12.6%
State Street Navigator Securities Lending Prime Portfolio (c)	71,859,146	71,859,146

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $9,538,005 on 01/04/10, collateralized by $9,505,000 Federal National Mortgage Association due 01/22/18 with a value of $9,730,744.	$9,538,000	9,538,000

Total Short Term Investments (Identified Cost $81,397,146)		81,397,146

Total Investments—113.6% (Identified Cost $558,171,927) (d)		647,006,903
Liabilities in excess of other assets		(77,470,591)

Net Assets—100.0%		$569,536,312

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2009

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31,2009, the market value of securities loaned was $69,379,223 and the collateral received consisted of cash in the amount of $71,859,146. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $581,500,842 and the composition of unrealized appreciation and depreciation of investment securities was $74,359,491 and $(8,853,430), respectively.
(CAD)—	Canadian Dollar
(GBP)—	British Pound
(JPY)—	Japanese Yen

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$38,138,619	$—	$—	$38,138,619
Air Freight & Logistics	9,002,133	—	—	9,002,133
Auto Components	2,513,439	—	—	2,513,439
Beverages	6,537,200	—	—	6,537,200
Biotechnology	12,890,261	—	—	12,890,261
Commercial Services & Supplies	6,142,746	—	—	6,142,746
Communications Equipment	11,032,826	—	—	11,032,826
Construction & Engineering	547,962	—	—	547,962
Consumer Finance	6,823,659	—	—	6,823,659
Diversified Consumer Services	74,551,760	—	—	74,551,760
Diversified Financial Services	27,237,947	—	—	27,237,947
Electronic Equipment, Instruments & Components	4,661,036	—	—	4,661,036
Energy Equipment & Services	5,438,037	—	—	5,438,037
Food Products	15,845,326	—	—	15,845,326
Gas Utilities	592,335	—	—	592,335
Health Care Equipment & Supplies	21,678,182	—	—	21,678,182
Health Care Providers & Services	56,861,921	—	—	56,861,921
Insurance	25,646,514	—	—	25,646,514
Internet Software & Services	4,284,823	17,595,471	—	21,880,294
IT Services	11,326,739	—	—	11,326,739
Life Sciences Tools & Services	576,833	—	—	576,833
Machinery	2,226,436	—	—	2,226,436
Media	5,543,098	—	—	5,543,098
Metals & Mining	13,842,200	13,783,887	—	27,626,087
Multi-Utilities	2,249,030	—	—	2,249,030
Oil, Gas & Consumable Fuels	32,861,762	—	—	32,861,762
Paper & Forest Products	19,612,243	—	—	19,612,243
Personal Products	3,894,154	—	—	3,894,154
Pharmaceuticals	8,602,536	—	—	8,602,536
Real Estate Investment Trusts	258,071	—	—	258,071
Road & Rail	195,619	—	—	195,619
Semiconductors & Semiconductor Equipment	10,032,636	9,166,580	—	19,199,216
Software	17,967,539	—	—	17,967,539
Specialty Retail	2,812,095	—	—	2,812,095
Tobacco	860,832	—	—	860,832
Transportation Infrastructure	2,769,984	—	—	2,769,984
Wireless Telecommunication Services	59,005,286	—	—	59,005,286
Total Common Stock	525,063,819	40,545,938	—	565,609,757
Short Term Investments
Mutual Funds	71,859,146	—	—	71,859,146
Repurchase Agreement	—	9,538,000	—	9,538,000
Total Short Term Investments	71,859,146	9,538,000	—	81,397,146
Total Investments	$596,922,965	$50,083,938	$—	$647,006,903

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$647,006,903
Cash		388
Cash denominated in foreign currencies (c)		34
Receivable for:
Securities sold		13,411,140
Fund shares sold		50,072
Accrued interest and dividends		102,295

Total Assets		660,570,832
Liabilities
Payable for:
Securities purchased	$18,493,721
Fund shares redeemed	245,234
Collateral for securities loaned	71,859,146
Accrued expenses:
Management fees	309,828
Distribution and service fees	15,205
Deferred directors’ fees	4,813
Other expenses	106,573

Total Liabilities		91,034,520

Net Assets		$569,536,312

Net assets consists of:
Paid in surplus		$1,451,776,959
Undistributed net investment income		16,022
Accumulated net realized losses		(971,089,861)
Unrealized appreciation on investments and foreign currency transactions		88,833,192

Net Assets		$569,536,312

Net Assets
Class A		$489,321,044
Class B		62,292,767
Class E		17,922,501
Capital Shares (Authorized) Outstanding
Class A (80,000,000)		39,479,095
Class B (10,000,000)		5,138,184
Class E (5,000,000)		1,462,186
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.39
Class B		12.12
Class E		12.26

(a)	Identified cost of investments was $558,171,927.
(b)	Includes securities loaned at value of $69,379,223.
(c)	Identified cost of cash denominated in foreign currencies was $32.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$2,870,457
Interest (b)		748,099

		3,618,556
Expenses
Management fees	$3,652,698
Distribution and service fees—Class B	125,090
Distribution and service fees—Class E	23,850
Directors’ fees and expenses	34,060
Custodian and accounting	99,426
Audit and tax services	35,652
Legal	15,238
Shareholder reporting	209,222
Insurance	9,887
Miscellaneous	14,778

Total expenses	4,219,901
Less broker commission recapture	(45,771)
Management fee waivers	(66,575)	4,107,555

Net Investment Loss		(488,999)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(83,599,060)
Futures contracts	751,119
Foreign currency transactions	292,488	(82,555,453)

Net change in unrealized appreciation on:
Investments	232,639,800
Foreign currency transactions	13,525	232,653,325

Net realized and unrealized gain		150,097,872

Net Increase in Net Assets From Operations		$149,608,873

(a)	Net of foreign taxes of $39,750.
(b)	Includes net income on securities loaned of $747,780.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(488,999)	$1,246,756
Net realized loss	(82,555,453)	(419,201,598)
Net change in unrealized appreciation (depreciation)	232,653,325	(203,756,556)

Increase (decrease) in net assets from operations	149,608,873	(621,711,398)

From Distributions to Shareholders
Net investment income
Class A	(8,030,431)	(3,481,342)
Class B	(580,423)	(67,510)
Class E	(210,153)	(62,144)

Total distributions	(8,821,007)	(3,610,996)

Decrease in net assets from capital share transactions	(96,047,158)	(31,910,033)

Total increase (decrease) in net assets	44,740,708	(657,232,427)

Net Assets
Beginning of the period	524,795,604	1,182,028,031

End of the period	$569,536,312	$524,795,604

Undistributed Net Investment Income
End of the period	$16,022	$8,722,126

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,367,428	$23,732,256	8,361,663	$113,359,995
Reinvestments	857,036	8,030,431	179,174	3,481,342
Redemptions	(13,672,113)	(134,164,076)	(8,892,500)	(148,780,277)

Net decrease	(10,447,649)	$(102,401,389)	(351,663)	$(31,938,940)

Class B
Sales	1,357,076	$13,450,551	1,284,189	$18,518,543
Reinvestments	63,227	580,423	3,549	67,510
Redemptions	(623,185)	(6,405,330)	(949,113)	(15,512,342)

Net increase	797,118	$7,625,644	338,625	$3,073,711

Class E
Sales	192,894	$1,875,185	224,387	$3,171,530
Reinvestments	22,670	210,153	3,233	62,144
Redemptions	(334,434)	(3,356,751)	(386,063)	(6,278,478)

Net decrease	(118,870)	$(1,271,413)	(158,443)	$(3,044,804)

Decrease derived from capital share transactions		$(96,047,158)		$(31,910,033)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009		2008	2007	2006		2005
Net Asset Value, Beginning of Period	$9.42		$21.14	$19.54	$17.47		$16.34

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.03 (a)	0.01 (a)	0.01		0.02
Net realized and unrealized gain (loss) on investments	3.14		(11.68)	1.62	2.06		1.11

Total from investment operations	3.13		(11.65)	1.63	2.07		1.13

Less Distributions
Distributions from net investment income	(0.16)		(0.07)	(0.03)	(0.00	)(b)	0.00

Total distributions	(0.16)		(0.07)	(0.03)	0.00		0.00

Net Asset Value, End of Period	$12.39		$9.42	$21.14	$19.54		$17.47

Total Return (%)	33.80		(55.28)	8.33	11.85		6.92
Ratio of expenses to average net assets before all reductions (%)	0.79		0.75	0.73	0.75		0.75
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.77		0.75	0.73	0.75		0.75
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	0.76		0.74	0.73	0.73		0.68
Ratio of net investment income (loss) to average net assets (%)	(0.07)		0.16	0.04	0.07		0.11
Portfolio turnover rate (%)	201		313	113	153		149
Net assets, end of period (in millions)	$489.32		$470.14	$1,063.02	$981.80		$924.60

	Class B
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.20		$20.66		$19.11		$17.13	$16.06

Income (Loss) From Investment Operations
Net investment loss	(0.03	)(a)	(0.01	)(a)	(0.04	)(a)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.08		(11.43)		1.59		2.00	1.08

Total from investment operations	3.05		(11.44)		1.55		1.98	1.07

Less Distributions
Distributions from net investment income	(0.13)		(0.02)		0.00		0.00	0.00

Total distributions	(0.13)		(0.02)		0.00		0.00	0.00

Net Asset Value, End of Period	$12.12		$9.20		$20.66		$19.11	$17.13

Total Return (%)	33.53		(55.43)		8.11		11.56	6.66
Ratio of expenses to average net assets before all reductions (%)	1.04		1.00		0.98		1.00	1.00
Ratio of expenses to average net assets net of fee waivers (%) (d)	1.02		1.00		0.98		1.00	1.00
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	1.01		0.99		0.98		0.98	0.93
Ratio of net investment loss to average net assets (%)	(0.30)		(0.09)		(0.21)		(0.18)	(0.13)
Portfolio turnover rate (%)	201		313		113		153	149
Net assets, end of period (in millions)	$62.29		$39.94		$82.68		$67.33	$47.70

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$9.30		$20.89		$19.31		$17.29	$16.19

Income (Loss) From Investment Operations
Net investment income (loss)	(0.02	)(a)	0.00	(a)(e)	(0.02	)(a)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.12		(11.55)		1.60		2.04	1.11

Total from investment operations	3.10		(11.55)		1.58		2.02	1.10

Less Distributions
Distributions from net investment income	(0.14)		(0.04)		0.00		0.00	0.00

Total distributions	(0.14)		(0.04)		0.00		0.00	0.00

Net Asset Value, End of Period	$12.26		$9.30		$20.89		$19.31	$17.29

Total Return (%)	33.78		(55.39)		8.18		11.68	6.73
Ratio of expenses to average net assets before all reductions (%)	0.94		0.90		0.88		0.90	0.90
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.92		0.90		0.88		0.90	0.90
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	0.91		0.89		0.88		0.88	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.21)		0.01		(0.12)		(0.08)	(0.04)
Portfolio turnover rate (%)	201		313		113		153	149
Net assets, end of period (in millions)	$17.92		$14.71		$36.34		$38.84	$38.19

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Net investment income was less than $0.01.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,652,698	0.750%	Of the first $100 million
	0.700%	Of the next $400 million
	0.650%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period October 12, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.100%	On the first $100 million
0.050%	On the next $400 million

Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each

MSF-16

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,027,537,665	$0	$1,129,570,440

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to a target asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27-30, 2009, the Portfolio had $75,355,814 in equity index futures contracts exposure. At December 31, 2009, the Portfolio did not have any open futures contracts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $751,119 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high

MSF-17

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$8,721,436	$3,610,996	$—	$—	$99,571	$—	$8,821,007	$3,610,996

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$—	$—	$65,525,112	$(947,760,943)	$(882,235,831)

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Expiring 12/31/11	Expiring 12/31/10	Total
$208,080,068	$346,738,065	$16,477,953	$376,464,857	$947,760,943

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

MSF-18

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

On November 19, 2009, the Board approved the acquisition of the Portfolio by the Met Investors Trust Van Kampen Mid Cap Growth Portfolio (“Van Kampen Mid Cap Growth Portfolio”), subject to the approval of shareholders of the Portfolio. On or about March 19, 2010, the shareholders of Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by the Van Kampen Mid Cap Growth Portfolio in exchange for shares of the Van Kampen Mid Cap Growth Portfolio and the assumption by the Van Kampen Mid Cap Growth Portfolio of the liabilities of the Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2010.

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no other subsequent events requiring adjustments or disclosure in the financial statements.

MSF-19

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FI Mid Cap Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FI Mid Cap Opportunities Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-23

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-24

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, D, and E shares of the FI Value Leaders Portfolio returned 21.85%, 21.49%, 21.72%, and 21.66%, respectively, compared to its benchmark, the Russell 1000® Value Index1, which returned 19.69%.

MARKET ENVIRONMENT/CONDITIONS

To put the year in perspective, think back to fall 2008 and winter 2009; credit markets froze, stocks plunged worldwide, companies were failing weekly, and the economic news went from bad to worse. Fearing another Great Depression, governments everywhere took historic stimulus measures; spending on infrastructure, buying non-performing debt, and flooding economies with liquidity. These measures began gaining traction in late 2008 and credit markets were the first to rally, followed by stock markets in March 2009. Rallies in stocks and bonds have generally been good predictors of economic turnarounds, and sure enough, through the summer and fall, there were increasing signs of recovery in underlying economies.

In the financial history books 2008 and 2009 will be remembered as mirror images—historic losses followed by record gains. But keep in mind that the gains of 2009 did not necessarily offset the losses of 2008 for all investors. Riskier assets like emerging markets stocks fell the hardest and rebounded the most. But what’s also remarkable are double digit gains in normally sedate municipal and investment grade bonds. Treasuries, generally considered one of the safest asset classes, fell 4% in 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

For the twelve-month period ended December 31, 2009, the Portfolio outperformed the Russell 1000® Value Index. Stock selection in the Telecommunication Services and Health Care sectors contributed the most to relative performance, while holdings in the Energy and Materials sectors detracted.

In the Telecommunication Services sector, the overweights in wireless service providers NII Holdings and Sprint Nextel were among the largest Portfolio contributors. NII Holdings shares rose more than 70% as the company reported better than expected revenue and profit for the second and third quarters, driven by stronger net subscriber additions in Brazil and higher average revenue per user. Sprint Nextel shares gained more than 100% as the company raised its market share thanks to improving customer service, better network quality, and increased marketing. Positive investor sentiment about the launch of the Palm Pre wireless device on Sprint’s network also contributed to the gain during the period. Among Health Care stocks, the overweight in pharmaceutical company Wyeth was also among the largest Portfolio contributors. Wyeth shares rose more than 30% as Pfizer bought the company for $68 billion. The overweight in managed care firm WellPoint also added to performance. WellPoint shares gained 38% as the company’s stock was upgraded by a Wall Street analyst, who cited expectations of improving profit margins after 2010. The analyst also speculated that the company would be a prime beneficiary of health care reform efforts if the final legislation requires individuals to buy insurance.

In the Energy sector, the overweight in oil refiner Valero Energy and Tesoro Corp. hurt performance. Valero Energy shares declined 20% and Tesoro shares dropped about 7% in the Portfolio as refining industry fundamentals remained weak given supply-side concerns. Investors also feared that increasing ethanol requirements, higher CAFE (Corporate Average Fuel Economy) standards, and potential cap & trade legislation could create significant headwinds for refiners. In the Materials sector, the overweight in specialty chemicals company Cytec Industries also detracted from performance. Cytec Industries shares fell 47% as the company reported earnings below consensus estimates due to a steep decline in demand and de-stocking in its chemicals segment due to the economic environment. Management also declined to give guidance for 2009 due to poor visibility into current trends. Among individual holdings, the overweight in credit insurer MBIA was the largest Portfolio detractor. MBIA shares fell 34% as the company reported larger-than-expected losses in its insurance business, mostly on mortgage-related securities and derivatives. The insurance losses overwhelmed investment income and premiums collected on insurance policies, leading to the loss.

In the Financials sector, the Portfolio was overweight selected insurance companies that we feel have the strongest balance sheets and least credit exposure. We were also overweight those banks and diversified financials that we felt were strongly capitalized yet still undervalued. Lastly, we were underweight REITs, which we believed more than reflect their intrinsic valuations. Among Utilities, we were overweight selected independent power producers with attractive valuations and strong cash flow generation. In the Health Care sector, we were overweight health care service providers because of improving medical loss ratio trends driven by lower usage rates by subscribers amid the weak economy. Among Industrials, we are overweight selected aerospace & defense companies with compelling valuations that we believed would benefit from new product introductions. We were underweight industrial conglomerate General Electric as we believed the company’s GE Capital unit was undercapitalized and the ongoing mortgage and credit issues in that division would offset any positive trends in the company’s other business units. In the Consumer Staples sector, we were overweight selected food & staples retailers whose businesses we expected would remain stable amid the slowing economic environment. Among Telecommunication Services stocks, we were overweight selected wireless and diversified services provider with compelling valuations and attractive growth prospects.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Pyramis Global Advisors

Portfolio Manager Commentary*

The Portfolio typically seeks to invest in stocks trading at material discounts to our assessment of their worth. As prospects for a gradual economic recovery have improved, we looked to own companies with strong balance sheets trading a discount to their earnings power in the context of a potential recovery.

Ciaran O’Neill

Portfolio Manager

Pyramis Global Advisors

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year		10 Year		Since Inception[2]
FI Value Leaders Portfolio
Class A	21.85	–	0.80	–	0.92		—
Class B	21.49	–	1.06		—		4.13
Class D	21.72		—		—	–	5.86
Class E	21.66	–	0.95		—	–	0.31
Russell 1000 Value Index[1]	19.69	–	0.25		2.47		—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/2/06 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.5
Pfizer, Inc.	4.5
Chevron Corp.	4.2
Bank of America Corp.	4.1
Wells Fargo & Co.	3.7
Exxon Mobil Corp.	3.1
AT&T, Inc.	2.9
Occidental Petroleum Corp.	2.5
Comcast Corp. (Class A)	2.2
NII Holdings, Inc.	2.1

Top Sectors

% of Net Assets
Financials	23.5
Energy	19.2
Consumer Discretionary	11.2
Industrials	10.5
Health Care	10.1
Telecommunication Services	8.3
Utilities	5.2
Information Technology	5.0
Consumer Staples	4.1
Materials	2.7

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

FI Value Leaders Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.77%	$1,000.00	$1,219.70	$4.31
	Hypothetical	0.77%	$1,000.00	$1,021.28	$3.92

Class B	Actual	1.02%	$1,000.00	$1,218.20	$5.70
	Hypothetical	1.02%	$1,000.00	$1,020.00	$5.19

Class D	Actual	0.87%	$1,000.00	$1,219.20	$4.87
	Hypothetical	0.87%	$1,000.00	$1,020.77	$4.43

Class E	Actual	0.92%	$1,000.00	$1,218.90	$5.15
	Hypothetical	0.92%	$1,000.00	$1,020.51	$4.69

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.7% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.5%
Lockheed Martin Corp.	70,560	$5,316,696
Precision Castparts Corp.	49,920	5,508,672
United Technologies Corp.	84,290	5,850,569

		16,675,937

Auto Components—0.6%
The Goodyear Tire & Rubber Co. (a)	211,980	2,988,918

Beverages—0.8%
Molson Coors Brewing Co.	81,030	3,659,315

Biotechnology—0.9%
Biogen Idec, Inc. (a)	76,000	4,066,000

Building Products—0.6%
USG Corp. (a) (b)	210,500	2,957,525

Capital Markets—0.8%
TD Ameritrade Holding Corp. (a)	204,720	3,967,474

Chemicals—0.3%
Terra Industries, Inc.	43,110	1,387,711

Commercial Banks—4.6%
SunTrust Banks, Inc. (b)	216,560	4,394,002
Wells Fargo & Co.	662,700	17,886,273

		22,280,275

Commercial Services & Supplies—1.0%
R.R. Donnelley & Sons Co.	218,490	4,865,772

Computers & Peripherals—4.2%
Dell, Inc. (a)	481,510	6,914,484
Hewlett-Packard Co.	165,800	8,540,358
NCR Corp. (a)	435,310	4,845,000

		20,299,842

Consumer Finance—0.7%
Capital One Financial Corp.	91,990	3,526,897

Containers & Packaging—1.0%
Owens-Illinois, Inc. (a)	138,640	4,557,097

Diversified Consumer Services—1.0%
Apollo Group, Inc. (Class A) (a)	78,680	4,766,434

Diversified Financial Services—10.8%
Bank of America Corp.	1,231,910	18,552,565
CME Group, Inc.	10,440	3,507,318
Interactive Brokers Group, Inc. (a) (b)	218,800	3,877,136
JPMorgan Chase & Co.	516,778	21,534,139
PHH Corp. (a)	264,780	4,265,606

		51,736,764

Security Description	Shares	Value*

Diversified Telecommunication Services—6.2%
AT&T, Inc.	503,560	$14,114,787
CenturyTel, Inc. (b)	184,752	6,689,870
Qwest Communications International, Inc.	2,152,250	9,060,972

		29,865,629

Electric Utilities—2.7%
Edison International	144,600	5,029,188
Exelon Corp.	156,900	7,667,703

		12,696,891

Energy Equipment & Services—3.1%
Noble Corp.	150,760	6,135,932
Patterson-UTI Energy, Inc. (b)	266,830	4,095,840
Transocean, Ltd. (a)	54,260	4,492,728

		14,724,500

Food & Staples Retailing—1.5%
CVS Caremark Corp.	222,920	7,180,253

Food Products—1.4%
Kraft Foods, Inc. (Class A)	241,150	6,554,457

Gas Utilities—0.7%
Energen Corp.	75,340	3,525,912

Health Care Equipment & Supplies—0.5%
Kinetic Concepts, Inc. (a) (b)	67,980	2,559,447

Health Care Providers & Services—3.3%
Humana, Inc. (a)	134,450	5,901,011
WellPoint, Inc. (a)	170,680	9,948,937

		15,849,948

Hotels, Restaurants & Leisure—1.0%
Wyndham Worldwide Corp.	242,780	4,896,873

Independent Power Producers & Energy Traders—1.8%
Mirant Corp. (a)	190,320	2,906,186
NRG Energy, Inc. (a)	247,070	5,833,323

		8,739,509

Industrial Conglomerates—1.7%
General Electric Co.	550,450	8,328,308

Insurance—6.4%
ACE, Ltd.	91,604	4,616,841
Allied World Assurance Co. Holdings, Ltd.	50,700	2,335,749
Aspen Insurance Holdings, Ltd.	103,200	2,626,440
Assurant, Inc.	111,770	3,294,980
Fidelity National Financial, Inc.	248,890	3,350,059
Genworth Financial, Inc. (Class A) (a)	486,360	5,520,186
MBIA, Inc. (a) (b)	653,690	2,601,686

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
PartnerRe, Ltd.	46,400	$3,464,224
Unum Group	142,990	2,791,165

		30,601,330

Machinery—1.7%
AGCO Corp. (a) (b)	165,410	5,349,359
Navistar International Corp. (a) (b)	77,950	3,012,768

		8,362,127

Media—5.0%
CBS Corp. (Class B)	476,780	6,698,759
Comcast Corp. (Class A)	640,420	10,797,481
DISH Network Corp. (a)	313,370	6,508,695

		24,004,935

Metals & Mining—1.5%
Commercial Metals Co.	244,820	3,831,433
United States Steel Corp. (b)	56,830	3,132,470

		6,963,903

Office Electronics—0.8%
Xerox Corp. (b)	453,320	3,835,087

Oil, Gas & Consumable Fuels—16.2%
Anadarko Petroleum Corp.	89,350	5,577,227
Chevron Corp.	263,080	20,254,529
Exxon Mobil Corp.	218,990	14,932,928
Forest Oil Corp. (a) (b)	271,060	6,031,085
Marathon Oil Corp.	279,980	8,740,976
Occidental Petroleum Corp.	145,350	11,824,222
Overseas Shipholding Group, Inc. (b)	69,320	3,046,614
Valero Energy Corp.	422,760	7,081,230

		77,488,811

Pharmaceuticals—5.4%
King Pharmaceuticals, Inc. (a)	356,540	4,374,746
Pfizer, Inc.	1,181,240	21,486,755

		25,861,501

Road & Rail—1.2%
Norfolk Southern Corp.	110,880	5,812,330

Specialty Retail—3.0%
Best Buy Co., Inc.	132,460	5,226,872
Lowe’s Cos., Inc.	400,800	9,374,712

		14,601,584

Textiles, Apparel & Luxury Goods—0.5%
Polo Ralph Lauren Corp.	30,520	2,471,510

Tobacco—0.5%
Lorillard, Inc.	26,890	2,157,385

Security Description	Shares	Value*

Trading Companies & Distributors—0.7%
WESCO International, Inc. (a) (b)	120,870	$3,264,699

Wireless Telecommunication Services—2.1%
NII Holdings, Inc. (a)	301,240	10,115,639

Total Common Stock (Identified Cost $425,413,474)		478,198,529

Convertible Preferred Stock—0.2%

Diversified Financial Services—0.2%
Bank of America Corp.	71,350	1,064,542

Total Convertible Preferred Stock (Identified Cost $1,070,250)		1,064,542

Short Term Investments—7.7%
Security Description	Shares/Par Amount	Value*

Mutual Funds—7.5%
State Street Navigator Securities Lending Prime Portfolio (c)	35,903,339	35,903,339

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $1,167,001 on 01/04/10, collateralized by $1,185,000 Federal National Mortgage Association due 05/10/14 with a value of $1,192,406.	$1,167,000	1,167,000

Total Short Term Investments (Identified Cost $37,070,339)		37,070,339

Total Investments—107.6% (Identified Cost $463,554,063) (d)		516,333,410
Liabilities in excess of other assets		(36,371,591)

Net Assets—100.0%		$479,961,819

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $34,441,368 and the collateral received consisted of cash in the amount of $35,903,339. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $500,146,788 and the composition of unrealized appreciation and depreciation of investment securities was $31,625,847 and $(15,439,225), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$478,198,529	$—	$—	$478,198,529
Total Convertible Preferred Stock*	1,064,542	—	—	1,064,542
Short Term Investments
Mutual Funds	35,903,339	—	—	35,903,339
Repurchase Agreement	—	1,167,000	—	1,167,000
Total Short Term Investments	35,903,339	1,167,000	—	37,070,339
Total Investments	$515,166,410	$1,167,000	$—	$516,333,410

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$516,333,410
Cash		916
Cash denominated in foreign currencies (c)		47
Receivable for:
Fund shares sold		111,955
Accrued interest and dividends		325,990
Foreign taxes		1,274

Total Assets		516,773,592
Liabilities
Payable for:
Fund shares redeemed	$506,651
Collateral for securities loaned	35,903,339
Accrued expenses:
Management fees	274,172
Distribution and service fees	27,301
Deferred directors’ fees	14,882
Other expenses	85,428

Total Liabilities		36,811,773

Net Assets		$479,961,819

Net assets consists of:
Paid in surplus		$696,777,154
Undistributed net investment income		7,221,778
Accumulated net realized losses		(276,816,448)
Unrealized appreciation on investments and foreign currency transactions		52,779,335

Net Assets		$479,961,819

Net Assets
Class A		$258,361,548
Class B		57,869,362
Class D		137,918,554
Class E		25,812,355
Capital Shares (Authorized) Outstanding
Class A (5,000,000)		2,057,519
Class B (2,000,000)		462,378
Class D (4,000,000)		1,100,066
Class E (2,000,000)		206,106
Net Asset Value, Offering and Redemption Price Per Share
Class A		$125.57
Class B		125.16
Class D		125.37
Class E		125.24

(a)	Identified cost of investments was $463,554,063.
(b)	Includes securities loaned at value of $34,441,368.
(c)	Identified cost of cash denominated in foreign currencies was $59.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$10,727,649
Interest (a)		168,433

		10,896,082
Expenses
Management fees	$2,900,157
Distribution and service fees—Class B	126,470
Distribution and service fees—Class D	125,300
Distribution and service fees—Class E	34,966
Directors’ fees and expenses	35,647
Custodian and accounting	55,848
Audit and tax services	35,652
Legal	9,899
Shareholder reporting	242,982
Insurance	7,297
Miscellaneous	14,579

Total expenses		3,588,797

Net Investment Income		7,307,285

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(71,535,265)
Foreign currency transactions	(7)	(71,535,272)

Net change in unrealized appreciation (depreciation) on:
Investments	152,153,759
Foreign currency transactions	(176)	152,153,583

Net realized and unrealized gain		80,618,311

Net Increase in Net Assets From Operations		$87,925,596

(a)	Includes net income on securities loaned of $168,314.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,307,285	$12,043,700
Net realized loss	(71,535,272)	(193,578,625)
Net change in unrealized appreciation (depreciation)	152,153,583	(124,346,145)

Increase (decrease) in net assets from operations	87,925,596	(305,881,070)

From Distributions to Shareholders
Net investment income
Class A	(6,627,562)	(6,721,932)
Class B	(1,289,712)	(963,825)
Class D	(3,467,657)	(3,814,463)
Class E	(632,857)	(671,012)

	(12,017,788)	(12,171,232)

Net realized gain
Class A	0	(36,518,543)
Class B	0	(6,251,749)
Class D	0	(22,175,254)
Class E	0	(4,041,117)

	0	(68,986,663)

Total distributions	(12,017,788)	(81,157,895)

Decrease in net assets from capital share transactions	(34,574,244)	(21,536,367)

Total increase (decrease) in net assets	41,333,564	(408,575,332)

Net Assets
Beginning of the period	438,628,255	847,203,587

End of the period	$479,961,819	$438,628,255

Undistributed Net Investment Income
End of the period	$7,221,778	$11,959,578

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	127,387	$12,831,066	156,165	$20,207,043
Reinvestments	71,587	6,627,562	268,641	43,240,475
Redemptions	(335,092)	(35,753,320)	(513,225)	(72,853,752)

Net decrease	(136,118)	$(16,294,692)	(88,419)	$(9,406,234)

Class B
Sales	60,097	$6,120,664	128,347	$19,444,677
Reinvestments	13,953	1,289,712	44,932	7,215,574
Redemptions	(70,087)	(7,606,098)	(102,518)	(15,329,798)

Net increase (decrease)	3,963	$(195,722)	70,761	$11,330,453

Class D
Sales	106,255	$11,343,655	102,216	$15,154,162
Reinvestments	37,488	3,467,657	161,678	25,989,717
Redemptions	(281,394)	(30,046,007)	(416,481)	(60,066,892)

Net decrease	(137,651)	$(15,234,695)	(152,587)	$(18,923,013)

Class E
Sales	24,185	$2,576,836	25,263	$3,531,105
Reinvestments	6,847	632,857	29,348	4,712,129
Redemptions	(58,568)	(6,058,828)	(85,006)	(12,780,807)

Net decrease	(27,536)	$(2,849,135)	(30,395)	$(4,537,573)

Decrease derived from capital share transactions		$(34,574,244)		$(21,536,367)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$106.51	$196.17	$208.36	$193.08	$176.54

Income (Loss) From Investment Operations
Net investment income	1.90 (a)	2.88 (a)	2.81 (a)	2.58	1.92
Net realized and unrealized gain (loss) on investments	20.27	(72.50)	6.52	20.14	16.67

Total from investment operations	22.17	(69.62)	9.33	22.72	18.59

Less Distributions
Distributions from net investment income	(3.11)	(3.12)	(2.06)	(2.25)	(2.05)
Distributions from net realized capital gains	0.00	(16.92)	(19.46)	(5.19)	0.00

Total distributions	(3.11)	(20.04)	(21.52)	(7.44)	(2.05)

Net Asset Value, End of Period	$125.57	$106.51	$196.17	$208.36	$193.08

Total Return (%)	21.85	(38.95)	4.20	11.93	10.69
Ratio of expenses to average net assets before broker commission recapture (%)	0.77	0.71	0.71	0.72	0.73
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	0.71	0.69
Ratio of net investment income to average net assets (%)	1.76	1.94	1.38	1.18	0.92
Portfolio turnover rate (%)	133	191	145	213	94
Net assets, end of period (in millions)	$258.36	$233.64	$447.66	$504.49	$533.73

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$106.08	$195.36	$207.58	$192.26	$175.91

Income (Loss) From Investment Operations
Net investment income	1.61 (a)	2.51 (a)	2.30 (a)	2.10	1.26
Net realized and unrealized gain (loss) on investments	20.22	(72.26)	6.47	20.04	16.86

Total from investment operations	21.83	(69.75)	8.77	22.14	18.12

Less Distributions
Distributions from net investment income	(2.75)	(2.61)	(1.53)	(1.63)	(1.77)
Distributions from net realized capital gains	0.00	(16.92)	(19.46)	(5.19)	0.00

Total distributions	(2.75)	(19.53)	(20.99)	(6.82)	(1.77)

Net Asset Value, End of Period	$125.16	$106.08	$195.36	$207.58	$192.26

Total Return (%)	21.49	(39.10)	3.94	11.66	10.43
Ratio of expenses to average net assets before broker commission recapture (%)	1.02	0.96	0.96	0.97	0.98
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	0.96	0.94
Ratio of net investment income to average net assets (%)	1.50	1.72	1.14	1.00	0.70
Portfolio turnover rate (%)	133	191	145	213	94
Net assets, end of period (in millions)	$57.87	$48.63	$75.73	$66.88	$27.14

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

Selected per share data	Class D
	Year ended December 31,
	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$106.29	$195.78	$207.95	$200.55

Income (Loss) From Investment Operations
Net investment income	1.78 (a)	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) on investments	20.26	(72.39)	6.49	5.60

Total from investment operations	22.04	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(2.96)	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	0.00	(16.92)	(19.46)	0.00

Total distributions	(2.96)	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$125.37	$106.29	$195.78	$207.95

Total Return (%)	21.72	(39.01)	4.09	3.69	(c)
Ratio of expenses to average net assets before broker commission recapture (%)	0.87	0.81	0.81	0.82	(d)
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	0.81	(d)
Ratio of net investment income to average net assets (%)	1.66	1.84	1.27	1.25	(d)
Portfolio turnover rate (%)	133	191	145	213
Net assets, end of period (in millions)	$137.92	$131.56	$272.19	$337.46

	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$106.15	$195.49	$207.69	$192.40	$175.93

Income (Loss) From Investment Operations
Net investment income	1.73 (a)	2.65 (a)	2.49 (a)	2.17	1.29
Net realized and unrealized gain (loss) on investments	20.25	(72.26)	6.48	20.18	16.98

Total from investment operations	21.98	(69.61)	8.97	22.35	18.27

Less Distributions
Distributions from net investment income	(2.89)	(2.81)	(1.71)	(1.87)	(1.80)
Distributions from net realized capital gains	0.00	(16.92)	(19.46)	(5.19)	0.00

Total distributions	(2.89)	(19.73)	(21.17)	(7.06)	(1.80)

Net Asset Value, End of Period	$125.24	$106.15	$195.49	$207.69	$192.40

Total Return (%)	21.66	(39.03)	4.04	11.77	10.53
Ratio of expenses to average net assets before broker commission recapture (%)	0.92	0.86	0.86	0.87	0.88
Ratio of expenses to average net assets net of broker commission recapture (%)	N/A	N/A	N/A	0.86	0.84
Ratio of net investment income to average net assets (%)	1.62	1.78	1.22	1.05	0.78
Portfolio turnover rate (%)	133	191	145	213	94
Net assets, end of period (in millions)	$25.81	$24.80	$51.62	$60.84	$46.86

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was May 2, 2006.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,900,157	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Pyramis Global Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$568,708,277	$0	$607,225,729

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$12,017,788	$53,474,329	$—	$27,683,566	$—	$—	$12,017,788	$81,157,895

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$7,236,660	$—	$16,186,610	$(239,022,860)	$(215,599,590)

As of December 31, 2009, the Portfolio had $115,025,550 in capital loss carryforwards expiring on December 31, 2016 and $123,997,310 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(1,200,863)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FI Value Leaders Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FI Value Leaders Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. Jennison Growth Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Jennison Growth Portfolio returned 39.99%, 39.56%, and 39.88%, respectively, compared to its benchmark, the Russell 1000® Growth Index1, which returned 37.21%.

MARKET ENVIRONMENT/CONDITIONS

The fiscal year ended December 31, 2009, was marked by a severe decline in financial markets followed by a sharp rebound. The credit crisis, which persisted into the beginning of the fiscal year, prompted unprecedented coordination between the U.S. Treasury Department and the Federal Reserve in efforts to resuscitate credit markets and stabilize the financial system. A collapsing real estate market, rising unemployment, and stalled production and consumption contributed to the most severe recession since the Great Depression.

President Obama moved swiftly after his inauguration in January 2009 to revive the economy. New programs designed to thaw credit markets and address the issue of distressed bank loans were introduced, capital was injected into major financial institutions, and an almost $800 billion fiscal stimulus package was enacted.

In the second half of the fiscal year, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures also revitalized car sales, and declines in retail sales and corporate revenue moderated.

After contracting steeply at the end of 2008 and in the first quarter of 2009, U.S. Gross Domestic Product grew 2.2% in 2009’s third and fourth quarters. However, unemployment, which climbed to 10.0% at the end of November, remained a substantial impediment to growth and suggested an uneven path to recovery.

PORTFOLIO REVIEW/CURRENT POSITIONING

Growth stocks, as reflected by the Russell 1000® Growth Index benchmark’s 37.21% advance, meaningfully outperformed the broader market S&P 500 Index, which rose 26.46%. Returns were positive in every sector of the growth benchmark, with advances strongest in information technology, materials, and consumer discretionary.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Information technology holdings contributed most to the Portfolio’s absolute and relative return, as both an overweight position and strong stock selection were beneficial. Notable performers in the sector included Apple and Google. Apple continued to be a prime beneficiary of the digitization of music, photos, and video because of its cutting-edge software for managing, editing, and sharing content. With the iPhone, Apple has gained access to significant incremental growth opportunities in the mobile phone market. We believed Google’s technological lead and dominant position in Internet search have enabled it to monetize search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development may continue to lead to new streams of revenue through product innovation, new formats, and new technologies.

Stock selection was also strong in consumer discretionary, where Amazon.com continues to be a prime beneficiary of the secular shift to e-commerce. We believed the company’s highly targeted merchandising and ability to control pricing, fulfillment, and delivery times distinguished it from its e-commerce competitors.

In health care, optical care leader Alcon benefited from Swiss pharmaceutical company Novartis’s moves to take it over. In the financial sector, Goldman Sachs gained on strong capital markets activity, declining systemic risks, and an improving investment banking deal pipeline.

In industrials, an underweight position was beneficial, although stock selection detracted from return. Raytheon fell on concerns that the pace of future defense spending might be affected by the tight federal budget. In the consumer staples sector, Wal-Mart was challenged by currency exchange headwinds, tough sales comparisons, and pressure on selling, general, and administrative expenses. We closed the Portfolio’s positions in Raytheon in June and in Wal-Mart in September. Overweight positions in health care and energy also hurt relative performance.

The Portfolio holdings reflected our conviction in the value of strong balance sheets and capital positions, opportunities to take market share, and growth through new products. At the end of the fiscal year, the Portfolio had overweight positions in information technology and consumer discretionary, and underweight stances in industrials and consumer staples. At year end, the valuations, both absolute and relative, of Portfolio holdings looked attractive against historical averages despite the sharp recovery in share prices over the past year.

Kathleen A. McCarragher

Spiros “Sig” Segalas

Michael A. Del Balso

Portfolio Managers

Jennison Associates, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Jennison Growth Portfolio
Class A	39.99	3.07	—	3.20
Class B	39.56	2.80	—	2.94
Class E	39.88	—	—	4.62
Russell 1000 Growth Index[1]	37.21	1.63	—	2.47

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that generally have higher price-to-book ratios and forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings
% of Net Assets
Google, Inc. (Class A)	4.9
Apple, Inc.	4.7
Amazon.com, Inc.	4.0
QUALCOMM, Inc.	3.5
Microsoft Corp.	3.4
Visa, Inc.	2.9
Hewlett-Packard Co.	2.8
Cisco Systems, Inc.	2.7
MasterCard, Inc.	2.6
The Goldman Sachs Group, Inc.	2.5

Top Sectors
% of Net Assets
Information Technology	41.2
Health Care	20.7
Consumer Discretionary	14.8
Financials	6.3
Energy	6.1
Consumer Staples	5.9
Industrials	3.1
Materials	0.9
Cash & Equivalents	1.0

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.63%	$1,000.00	$1,239.80	$3.56
	Hypothetical	0.63%	$1,000.00	$1,021.99	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,237.70	$4.96
	Hypothetical	0.88%	$1,000.00	$1,020.72	$4.48

Class E(a)	Actual	0.78%	$1,000.00	$1,239.20	$4.40
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—98.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
Precision Castparts Corp.	126,830	$13,995,691
United Technologies Corp.	279,100	19,372,331

		33,368,022

Auto Components—0.7%
Johnson Controls, Inc.	483,900	13,181,436

Beverages—1.2%
PepsiCo, Inc.	389,000	23,651,200

Biotechnology—4.4%
Celgene Corp. (a)	568,800	31,670,784
Gilead Sciences, Inc. (a)	976,000	42,241,280
Vertex Pharmaceuticals, Inc. (a) (b)	317,200	13,592,020

		87,504,084

Capital Markets—4.5%
Morgan Stanley	231,300	6,846,480
The Charles Schwab Corp.	1,767,900	33,271,878
The Goldman Sachs Group, Inc.	296,600	50,077,944

		90,196,302

Chemicals—1.0%
Praxair, Inc.	237,400	19,065,594

Communications Equipment—7.0%
Cisco Systems, Inc. (a)	2,283,800	54,674,172
Juniper Networks, Inc. (a)	569,400	15,185,898
QUALCOMM, Inc.	1,482,800	68,594,328

		138,454,398

Computers & Peripherals—10.2%
Apple, Inc. (a)	444,935	93,818,994
Hewlett-Packard Co.	1,062,100	54,708,771
International Business Machines Corp.	151,700	19,857,530
NetApp, Inc. (a)	958,800	32,973,132

		201,358,427

Diversified Financial Services—1.1%
Bank of America Corp.	364,800	5,493,888
JPMorgan Chase & Co.	402,500	16,772,175

		22,266,063

Electronic Equipment, Instruments & Components—1.0%
Agilent Technologies, Inc. (a) (b)	645,434	20,053,634

Energy Equipment & Services—1.9%
Schlumberger, Ltd.	458,400	29,837,256
Weatherford International, Ltd. (a)	416,800	7,464,888

		37,302,144

Food & Staples Retailing—1.9%
Costco Wholesale Corp.	639,100	37,815,547

Security Description	Shares	Value*

Food Products—1.4%
Cadbury plc (ADR)	90,108	$4,630,650
Unilever plc (ADR)	747,300	23,838,870

		28,469,520

Health Care Equipment & Supplies—4.5%
Alcon, Inc.	304,000	49,962,400
Baxter International, Inc.	669,500	39,286,260

		89,248,660

Health Care Providers & Services—2.8%
Express Scripts, Inc. (a)	82,000	7,088,900
Medco Health Solutions, Inc. (a)	748,300	47,823,853

		54,912,753

Hotels, Restaurants & Leisure—1.7%
Marriott International, Inc. (b)	677,703	18,467,407
Starbucks Corp. (a)	706,000	16,280,360

		34,747,767

Household Products—1.3%
Colgate-Palmolive Co.	323,500	26,575,525

Internet & Catalog Retail—4.0%
Amazon.com, Inc. (a)	588,100	79,111,212

Internet Software & Services—6.6%
Baidu, Inc. (ADR) (a)	42,795	17,598,588
Google, Inc. (Class A) (a)	157,197	97,458,996
Tencent Holdings, Ltd. (HKD)	707,900	15,255,970

		130,313,554

IT Services—5.5%
MasterCard, Inc.	199,200	50,991,216
Visa, Inc.	660,800	57,793,568

		108,784,784

Life Sciences Tools & Services—0.5%
Illumina, Inc. (a) (b)	307,400	9,421,810

Machinery—0.4%
Cummins, Inc.	172,400	7,906,264

Media—2.2%
The Walt Disney Co.	1,328,400	42,840,900

Multiline Retail—2.6%
Dollar General Corp. (a) (b)	206,500	4,631,795
Kohl’s Corp. (a)	428,500	23,109,005
Target Corp.	509,600	24,649,352

		52,390,152

Oil, Gas & Consumable Fuels—4.3%
Occidental Petroleum Corp.	427,400	34,768,990
Petroleo Brasileiro S.A. (ADR)	571,000	27,225,280
Southwestern Energy Co. (a)	467,700	22,543,140

		84,537,410

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—8.5%
Abbott Laboratories	563,900	$30,444,961
Mylan, Inc. (a) (b)	753,100	13,879,633
Novartis AG (ADR)	359,900	19,589,357
Pfizer, Inc.	1,052,300	19,141,337
Roche Holding AG (ADR)	671,000	28,316,200
Shire plc (ADR)	361,930	21,245,291
Teva Pharmaceutical Industries, Ltd. (ADR)	654,000	36,741,720

		169,358,499

Road & Rail—1.0%
Union Pacific Corp.	314,100	20,070,990

Semiconductors & Semiconductor Equipment—2.9%
Analog Devices, Inc.	702,300	22,178,634
Cree, Inc. (a)	224,800	12,671,976
Intel Corp.	1,106,200	22,566,480

		57,417,090

Software—8.1%
Adobe Systems, Inc. (a)	1,324,100	48,700,398
Microsoft Corp.	2,224,200	67,815,858
Salesforce.com, Inc. (a)	354,260	26,133,760
SolarWinds, Inc. (a)	437,200	10,059,972
VMware, Inc. (a) (b)	167,000	7,077,460

		159,787,448

Specialty Retail—1.0%
Staples, Inc.	320,200	7,873,718
Tiffany & Co.	304,550	13,095,650

		20,969,368

Textiles, Apparel & Luxury Goods—2.5%
Coach, Inc.	311,570	11,381,652
Nike, Inc. (b)	576,170	38,067,552

		49,449,204

Total Common Stock (Identified Cost $1,620,956,975)		1,950,529,761

Convertible Preferred Stock—0.6%

Diversified Financial Services—0.6%
Bank of America Corp.	863,600	12,884,911

Total Convertible Preferred Stock (Identified Cost $13,343,934)		12,884,911

Short Term Investments—3.1%
Security Description	Shares/Par Amount	Value*

Mutual Funds—2.1%
State Street Navigator Securities Lending Prime Portfolio (c)	41,848,794	41,848,794

Security Description	Shares/Par Amount	Value*

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $18,831,010 on 01/04/10, collateralized by $17,325,000 Federal Home Loan Mortgage Corp. due 10/18/16 with a value of $19,209,094.	$18,831,000	$18,831,000

Total Short Term Investments (Identified Cost $60,679,794)		60,679,794

Total Investments—102.1% (Identified Cost $1,694,980,703) (d)		2,024,094,466
Liabilities in excess of other assets		(42,010,076)

Net Assets—100.0%		$1,982,084,390

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $40,645,144 and the collateral received consisted of cash in the amount of $41,848,794. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,708,880,037 and the composition of unrealized appreciation and depreciation of investment securities was $328,871,171 and $(13,656,742), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$33,368,022	$—	$—	$33,368,022
Auto Components	13,181,436	—	—	13,181,436
Beverages	23,651,200	—	—	23,651,200
Biotechnology	87,504,084	—	—	87,504,084
Capital Markets	90,196,302	—	—	90,196,302
Chemicals	19,065,594	—	—	19,065,594
Communications Equipment	138,454,398	—	—	138,454,398
Computers & Peripherals	201,358,427	—	—	201,358,427
Diversified Financial Services	22,266,063	—	—	22,266,063
Electronic Equipment, Instruments & Components	20,053,634	—	—	20,053,634
Energy Equipment & Services	37,302,144	—	—	37,302,144
Food & Staples Retailing	37,815,547	—	—	37,815,547
Food Products	28,469,520	—	—	28,469,520
Health Care Equipment & Supplies	89,248,660	—	—	89,248,660
Health Care Providers & Services	54,912,753	—	—	54,912,753
Hotels, Restaurants & Leisure	34,747,767	—	—	34,747,767
Household Products	26,575,525	—	—	26,575,525
Internet & Catalog Retail	79,111,212	—	—	79,111,212
Internet Software & Services	115,057,584	15,255,970	—	130,313,554
IT Services	108,784,784	—	—	108,784,784
Life Sciences Tools & Services	9,421,810	—	—	9,421,810
Machinery	7,906,264	—	—	7,906,264
Media	42,840,900	—	—	42,840,900
Multiline Retail	52,390,152	—	—	52,390,152
Oil, Gas & Consumable Fuels	84,537,410	—	—	84,537,410
Pharmaceuticals	169,358,499	—	—	169,358,499
Road & Rail	20,070,990	—	—	20,070,990
Semiconductors & Semiconductor Equipment	57,417,090	—	—	57,417,090
Software	159,787,448	—	—	159,787,448
Specialty Retail	20,969,368	—	—	20,969,368
Textiles, Apparel & Luxury Goods	49,449,204	—	—	49,449,204
Total Common Stock	1,935,273,791	15,255,970	—	1,950,529,761
Total Convertible Preferred Stock	12,884,911	—	—	12,884,911
Short Term Investments
Mutual Funds	41,848,794	—	—	41,848,794
Repurchase Agreement	—	18,831,000	—	18,831,000
Total Short Term Investments	41,848,794	18,831,000	—	60,679,794
Total Investments	$1,990,007,496	$34,086,970	$—	$2,024,094,466

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$2,024,094,466
Cash		352
Receivable for:
Securities sold		2,637,889
Fund shares sold		703,616
Accrued interest and dividends		1,729,304
Foreign taxes		308,747

Total Assets		2,029,474,374
Liabilities
Payable for:
Securities purchased	$3,794,044
Fund shares redeemed	623,486
Collateral for securities loaned	41,848,794
Accrued expenses:
Management fees	949,084
Distribution and service fees	74,512
Deferred directors’ fees	6,349
Other expenses	93,715

Total Liabilities		47,389,984

Net Assets		$1,982,084,390

Net assets consists of:
Paid in surplus		$1,784,129,156
Undistributed net investment income		11,104,990
Accumulated net realized losses		(142,263,519)
Unrealized appreciation on investments		329,113,763

Net Assets		$1,982,084,390

Net Assets
Class A		$1,621,029,612
Class B		351,542,062
Class E		9,512,716
Capital Shares (Authorized) Outstanding
Class A (226,500,000)		148,605,680
Class B (50,000,000)		32,466,192
Class E (5,000,000)		874,643
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.91
Class B		10.83
Class E		10.88

(a)	Identified cost of investments was $1,694,980,703.
(b)	Includes securities loaned at value of $40,645,144.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$15,261,842
Interest (b)		237,891

		15,499,733
Expenses
Management fees	$9,030,547
Distribution and service fees—Class B	686,840
Distribution and service fees—Class E	11,561
Directors’ fees and expenses	34,400
Custodian and accounting	104,209
Audit and tax services	35,652
Legal	32,504
Shareholder reporting	267,938
Insurance	19,584
Miscellaneous	12,416

Total expenses	10,235,651
Less broker commission recapture	(228,938)
Management fee waivers	(207,242)	9,799,471

Net Investment Income		5,700,262

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(128,662)
Futures contracts	(28,013)
Foreign currency transactions	(231)	(156,906)

Net change in unrealized appreciation on:
Investments		513,379,400

Net realized and unrealized gain		513,222,494

Net Increase in Net Assets From Operations		$518,922,756

(a)	Net of foreign taxes of $428,208.
(b)	Includes net income on securities loaned of $234,220.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,700,262	$4,842,759
Net realized loss	(156,906)	(119,582,904)
Net change in unrealized appreciation (depreciation)	513,379,400	(398,261,690)

Increase (decrease) in net assets from operations	518,922,756	(513,001,835)

From Distributions to Shareholders
Net investment income
Class A	(1,461,647)	(22,004,028)
Class B	0	(5,331,361)
Class E	(1,708)	(219,575)

	(1,463,355)	(27,554,964)

Net realized gain
Class A	0	(75,878,659)
Class B	0	(20,831,004)
Class E	0	(815,204)

	0	(97,524,867)

Total distributions	(1,463,355)	(125,079,831)

Increase in net assets from capital share transactions	560,933,525	219,445,501

Total increase (decrease) in net assets	1,078,392,926	(418,636,165)

Net Assets
Beginning of the period	903,691,464	1,322,327,629

End of the period	$1,982,084,390	$903,691,464

Undistributed Net Investment Income
End of the period	$11,104,990	$1,309,831

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	71,690,076	$610,298,375	19,940,873	$218,338,782
Reinvestments	181,797	1,461,647	8,511,538	97,882,687
Redemptions	(9,473,369)	(83,880,191)	(16,865,960)	(181,772,692)

Net increase	62,398,504	$527,879,831	11,586,451	$134,448,777

Class B
Sales	8,881,403	$79,347,784	11,665,165	$131,101,797
Reinvestments	0	0	2,286,920	26,162,365
Redemptions	(5,311,430)	(46,774,684)	(6,772,010)	(71,383,763)

Net increase	3,569,973	$32,573,100	7,180,075	$85,880,399

Class E
Sales	250,528	$2,192,845	138,957	$1,438,235
Reinvestments	213	1,708	90,137	1,034,779
Redemptions	(191,360)	(1,713,959)	(320,418)	(3,356,689)

Net increase (decrease)	59,381	$480,594	(91,324)	$(883,675)

Increase derived from capital share transactions		$560,933,525		$219,445,501

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.81	$13.62	$12.71	$12.38	$10.92

Income (Loss) From Investment Operations
Net investment income	0.04 (a)	0.05 (a)	0.06 (a)	0.03	0.00
Net realized and unrealized gain (loss) on investments	3.08	(4.61)	1.39	0.31	1.51

Total from investment operations	3.12	(4.56)	1.45	0.34	1.51

Less Distributions
Distributions from net investment income	(0.02)	(0.28)	(0.06)	0.00	(0.05)
Distributions from net realized capital gains	0.00	(0.97)	(0.48)	(0.01)	0.00

Total distributions	(0.02)	(1.25)	(0.54)	(0.01)	(0.05)

Net Asset Value, End of Period	$10.91	$7.81	$13.62	$12.71	$12.38

Total Return (%)	39.99	(36.43)	11.67	2.76	13.88
Ratio of expenses to average net assets before all reductions (%)	0.66	0.67	0.67	0.69	0.69
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.64	0.67	0.67	0.69	0.69
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.63	0.65	0.66	0.67	0.68
Ratio of net investment income to average net assets (%)	0.44	0.47	0.44	0.31	0.04
Portfolio turnover rate (%)	58	78	71	66	60
Net assets, end of period (in millions)	$1,621.03	$673.25	$1,016.21	$1,012.20	$758.32

	Class B
	Year ended December 31,
	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.76		$13.53	$12.63	$12.33	$10.86

Income (Loss) From Investment Operations
Net investment income (loss)	0.02	(a)	0.02 (a)	0.02 (a)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	3.05		(4.57)	1.39	0.30	1.49

Total from investment operations	3.07		(4.55)	1.41	0.31	1.47

Less Distributions
Distributions from net investment income	0.00		(0.25)	(0.03)	0.00	0.00
Distributions from net realized capital gains	0.00		(0.97)	(0.48)	(0.01)	0.00

Total distributions	0.00		(1.22)	(0.51)	(0.01)	0.00

Net Asset Value, End of Period	$10.83		$7.76	$13.53	$12.63	$12.33

Total Return (%)	39.56		(36.54)	11.39	2.52	13.54
Ratio of expenses to average net assets before all reductions (%)	0.91		0.92	0.92	0.94	0.94
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.89		0.92	0.92	0.94	0.94
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.88		0.90	0.91	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.20		0.22	0.18	0.06	(0.21)
Portfolio turnover rate (%)	58		78	71	66	60
Net assets, end of period (in millions)	$351.54		$224.10	$293.81	$300.05	$296.18

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009		2008	2007	2006	2005(d)
Net Asset Value, Beginning of Period	$7.78		$13.58	$12.67	$12.36	$10.16

Income (Loss) From Investment Operations
Net investment income (loss)	0.03	(a)	0.03 (a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	3.07		(4.60)	1.39	0.30	2.21

Total from investment operations	3.10		(4.57)	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.00	)(e)	(0.26)	(0.04)	0.00	0.00
Distributions from net realized capital gains	0.00		(0.97)	(0.48)	(0.01)	0.00

Total distributions	(0.00)		(1.23)	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$10.88		$7.78	$13.58	$12.67	$12.36

Total Return (%)	39.88		(36.57)	11.54	2.60	21.65	(f)
Ratio of expenses to average net assets before all reductions (%)	0.81		0.82	0.82	0.84	0.84
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.79		0.82	0.82	0.84	0.84	(g)
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.78		0.80	0.81	0.82	0.82	(g)
Ratio of net investment income (loss) to average net assets (%)	0.30		0.31	0.28	0.24	(0.15	)(g)
Portfolio turnover rate (%)	58		78	71	66	60
Net assets, end of period (in millions)	$9.51		$6.35	$12.31	$13.09	$12.76

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Commencement of operations was April 27, 2005.
(e)	Distributions from net investment income were less than $0.01.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFIC), partnership adjustments, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$9,030,547	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period October 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	Over $300 million and less than $1.8 billion
0.080%	On amounts in excess of $1.8 billion

Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,395,126,626	$0	$821,635,702

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30-May 1, 2009, the Portfolio had $15,012,755 in equity index futures contracts exposure. At December 31, 2009, the Portfolio did not have any open futures contracts. For the year ended December 31, 2009, the Portfolio had realized losses in the amount of $28,013 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$1,463,355	$27,645,961	$—	$97,433,870	$—	$—	$1,463,355	$125,079,831

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$11,111,339	$—	$315,214,429	$(128,364,185)	$197,961,583

As of December 31, 2009, the Portfolio had $104,367,717 in capital loss carryforwards expiring on December 31, 2016, and $23,996,468 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jenison Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jenison Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Core Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Loomis Sayles Small Cap Core Portfolio returned 30.25%, 29.93%, and 30.05%, respectively, compared to its benchmark, the Russell 2000® Index1, which returned 27.17%.

MARKET ENVIRONMENT/CONDITIONS

The equity markets continued their unprecedented rally that began back in March 2009 as the majority of global economic data continued to show gradual improvement, with encouraging gross domestic product results, improving consumer and business sentiment, rising order growth, and stabilization/slow improvement in employment levels. Overall liquidity remained robust, and credit availability improved. Aggressive government stimulus, low interest rates, and rapid adjustments from corporate America coupled with the positive economic indicators mentioned helped restore confidence in the U.S. financial system. This return of confidence was the foundation for the strong returns experienced in the U.S. equity and non-government bond markets in 2009. In the fourth quarter, although the rally continued, its characteristics changed, with the companies exhibiting the strongest fundamentals and growth characteristics being rewarded the most versus the lower quality, higher beta names that led the recovery from its onset in March.

We continued to deploy the same diversified management process, investing in high-quality, small-cap growth and value companies across the economy that we believed would outperform over our investment horizon. The Portfolio continued to be relatively balanced between companies we believed offered outsized growth potential and undiscovered companies representing potentially compelling values. As we moved from the first half of the year to the second half of 2009, we positioned the Portfolio less defensively in anticipation of a turnaround in economic activity. As the economy improved during the fourth quarter, performance slightly favored higher quality small caps and larger market cap companies versus the lower quality, smallest of cap companies that outperformed in the second and third quarters of 2009. The largest shifts in the Portfolio weights during the year were increases to the consumer discretionary and technology sectors, which were our largest overweight positions at year end. Our energy overweight was also slightly increased throughout the period. We reduced our exposure to the financial services, producer durables and healthcare sectors.

PORTFOLIO REVIEW/CURRENT POSITIONING

The financial services sector was the largest contributor to relative performance for the period. Our financial stocks rose approximately

19% versus -0.3% for the benchmark during the year. This significant outperformance can be attributed to avoiding highly leveraged financial companies with poor fundamentals and owning some outright winners. The top contributors on a relative basis were Broadridge Financial Solutions and Dollar Financial. Broadridge, a leading outsourcer of investor communication, securities processing and clearing and outsourcing solutions to brokers, mutual fund and corporate customers, reported solid results throughout the year. The company has consistently met earnings expectations since its spin-off from Advanced Data Processing, Inc. in 2007. Dollar Financial, a provider of check-cashing, money transfer, and short-term consumer loans in the U.S., Canada and the U.K., soared in the fourth quarter of 2009 after reporting strong earnings, largely due to several accretive acquisitions and improving performance in its loan portfolio. In addition, the company saw the benefit from cost cutting initiatives and the closure of underperforming U.S. store locations. On an absolute basis, the technology sector was the largest contributor to performance and we increased our weight during the year. Technology continues to be in favor as investors anticipated the economic recovery would extend beyond the second half of 2009 into 2010. Our best technology stocks in the sector were Brocade Communications and Riverbed Technology (no longer held at year end), also top performers in the first half of 2009. These stocks performed well due to strong competitive positions in resilient end markets.

Partially offsetting strong relative performance in 2009 was poor stock selection in the consumer discretionary and healthcare sectors. Within consumer discretionary, not owning high beta stocks was the primary contributor to the sector’s underperformance. Many of these companies were priced to go out of business and when that did not happen, valuations quickly reversed. The leading detractors from this sector were Tupperware Brands, and Aeropostale. Tupperware was up over 200% in 2009 and Aeropostale was up over 100%. Leading detractors from the healthchare sector were two biotech companies we did not own, Human Genome Sciences and Dendreon. Both Human Genome Sciences and Dendreon had surprising and strong clinical data that sent the stocks soaring by 1000% and 400%, respectively, over the reporting period.

John J. Slavik

Mark F. Burns

Joseph R. Gatz

Daniel G. Thelan

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Core Portfolio
Class A	30.25	3.11	3.38	—
Class B	29.93	2.86	—	7.77
Class E	30.05	2.96	—	4.10
Russell 2000 Index[1]	27.17	0.51	3.51	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets

Stifel Financial Corp.	1.2
Atlas Air Worldwide Holdings, Inc.	1.0
Signature Bank	1.0
Waste Connections, Inc.	0.9
Comstock Resources, Inc.	0.9
Rollins, Inc.	0.9
Oceaneering International, Inc.	0.9
UGI Corp.	0.8
Broadridge Financial Solutions, Inc.	0.7
Penn Virginia Corp.	0.6

Top Sectors

% of Net Assets

Information Technology	22.3
Industrials	16.3
Financials	16.1
Consumer Discretionary	14.2
Health Care	12.9
Energy	6.2
Materials	3.8
Utilities	2.8
Consumer Staples	2.5
Telecommunications	0.3

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.96%	$1,000.00	$1,242.10	$5.43
	Hypothetical	0.96%	$1,000.00	$1,020.31	$4.89

Class B(a)	Actual	1.21%	$1,000.00	$1,240.50	$6.83
	Hypothetical	1.21%	$1,000.00	$1,019.03	$6.16

Class E(a)	Actual	1.11%	$1,000.00	$1,241.10	$6.27
	Hypothetical	1.11%	$1,000.00	$1,019.54	$5.65

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—97.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.7%
Ducommun, Inc.	47,274	$884,497
Hexcel Corp. (a)	122,102	1,584,884

		2,469,381

Air Freight & Logistics—1.0%
Atlas Air Worldwide Holdings, Inc. (a)	95,907	3,572,536

Auto Components—0.4%
The Goodyear Tire & Rubber Co. (a)	99,774	1,406,813

Biotechnology—1.7%
Alexion Pharmaceuticals, Inc. (a)	28,479	1,390,345
Cepheid, Inc. (a) (b)	85,917	1,072,244
Clinical Data, Inc. (a) (b)	41,757	762,483
Incyte Corp., Ltd. (a)	115,213	1,049,590
Regeneron Pharmaceuticals, Inc. (a)	54,709	1,322,864
Theravance, Inc. (a) (b)	62,147	812,261

		6,409,787

Building Products—1.1%
Armstrong World Industries, Inc. (a) (b)	48,918	1,904,378
Griffon Corp. (a)	78,003	953,197
Trex Co., Inc. (a) (b)	67,746	1,327,821

		4,185,396

Capital Markets—3.4%
Evercore Partners, Inc. (b)	37,451	1,138,510
Fifth Street Finance Corp.	117,665	1,263,722
Greenhill & Co., Inc.	17,342	1,391,522
Harris & Harris Group, Inc. (a) (b)	181,623	830,017
Investment Technology Group, Inc. (a)	49,831	981,671
JMP Group, Inc.	37,846	367,863
Legg Mason, Inc. (b)	36,674	1,106,088
Stifel Financial Corp. (a) (b)	77,000	4,561,480
SWS Group, Inc.	89,097	1,078,074

		12,718,947

Chemicals—1.7%
Calgon Carbon Corp. (a) (b)	61,768	858,575
Ferro Corp. (a) (b)	140,661	1,159,046
Koppers Holdings, Inc. (b)	44,670	1,359,755
Minerals Technologies, Inc. (b)	18,036	982,421
Olin Corp. (b)	56,123	983,275
RPM International, Inc.	55,542	1,129,169

		6,472,241

Commercial Banks—3.5%
First Financial Bancorp (b)	84,973	1,237,207
First Horizon National Corp. (a)	95,907	1,285,149
Hancock Holding Co. (b)	30,458	1,333,756
Iberiabank Corp.	43,196	2,324,377
Prosperity Bancshares, Inc. (b)	51,672	2,091,166

Security Description	Shares	Value*

Commercial Banks—(Continued)
Signature Bank (a)	111,841	$3,567,728
Sterling Bancshares, Inc.	213,427	1,094,880

		12,934,263

Commercial Services & Supplies—4.2%
ABM Industries, Inc. (b)	90,348	1,866,590
American Ecology Corp.	33,919	577,980
EnerNOC, Inc. (a) (b)	44,312	1,346,642
McGrath Rentcorp	33,466	748,300
Rollins, Inc.	172,576	3,327,265
Standard Parking Corp. (a)	113,328	1,799,649
Team, Inc. (a)	45,055	847,484
Tetra Tech, Inc. (a)	39,238	1,066,096
The Brink’s Co.	13,151	320,095
Waste Connections, Inc. (a)	104,683	3,490,131

		15,390,232

Communications Equipment—2.6%
Adtran, Inc. (b)	53,388	1,203,899
Brocade Communications Systems, Inc. (a) (b)	236,484	1,804,373
Ciena Corp. (a)	88,557	959,958
CommScope, Inc. (a)	55,154	1,463,236
DG FastChannel, Inc. (a)	52,473	1,465,571
F5 Networks, Inc. (a)	29,329	1,553,850
Tekelec, Inc. (a)	78,210	1,195,049

		9,645,936

Computers & Peripherals—0.4%
Intevac, Inc. (a)	44,393	509,188
Netezza Corp. (a) (b)	92,962	901,731

		1,410,919

Construction & Engineering—1.0%
MasTec, Inc. (a) (b)	102,273	1,278,413
MYR Group, Inc. (a) (b)	54,100	978,128
Orion Marine Group, Inc. (a) (b)	63,018	1,327,159

		3,583,700

Consumer Finance—0.7%
Cash America International, Inc.	16,163	565,059
Dollar Financial Corp. (a)	87,876	2,079,146

		2,644,205

Containers & Packaging—0.7%
Myers Industries, Inc.	75,424	686,358
Rock-Tenn Co.	38,268	1,929,090

		2,615,448

Distributors—0.3%
Core-Mark Holding Co., Inc. (a)	30,101	992,129

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—0.7%
Grand Canyon Education, Inc. (a) (b)	67,760	$1,288,118
Lincoln Educational Services Corp. (a) (b)	54,871	1,189,054

		2,477,172

Diversified Financial Services—1.0%
MSCI, Inc. (a)	50,858	1,617,285
PHH Corp. (a) (b)	118,792	1,913,739

		3,531,024

Diversified Telecommunication Services—0.3%
Neutral Tandem, Inc. (a) (b)	45,723	1,040,198

Electric Utilities—1.4%
Allete, Inc.	45,545	1,488,411
ITC Holdings Corp.	36,406	1,896,388
UIL Holdings Corp. (b)	58,660	1,647,173

		5,031,972

Electrical Equipment—1.8%
Baldor Electric Co. (b)	45,803	1,286,606
Encore Wire Corp.	37,477	789,640
General Cable Corp. (a) (b)	31,835	936,586
GrafTech International, Ltd. (a)	57,751	898,028
II-VI, Inc. (a)	62,682	1,993,288
Thomas & Betts Corp.	20,248	724,676

		6,628,824

Electronic Equipment, Instruments & Components—1.5%
Cogent, Inc. (a) (b)	108,150	1,123,678
IPG Photonics Corp. (a) (b)	98,895	1,655,502
Littelfuse, Inc. (a)	22,647	728,101
Methode Electronics, Inc.	105,413	914,985
Scansource, Inc. (a)	9,857	263,182
TTM Technologies, Inc. (a) (b)	89,524	1,032,212

		5,717,660

Energy Equipment & Services—2.3%
Dresser-Rand Group, Inc. (a)	36,437	1,151,773
Hornbeck Offshore Services, Inc. (a)	41,742	971,754
Lufkin Industries, Inc.	17,645	1,291,614
Oceaneering International, Inc. (a)	54,832	3,208,769
Tesco Corp. (a)	135,006	1,742,927

		8,366,837

Food & Staples Retailing—0.1%
Spartan Stores, Inc.	31,446	449,363

Food Products—2.1%
Corn Products International, Inc.	28,732	839,836
Darling International, Inc. (a)	138,466	1,160,345
Diamond Foods, Inc. (b)	47,594	1,691,491
Fresh Del Monte Produce, Inc. (a)	41,890	925,769
Imperial Sugar Co. (b)	33,167	578,433

Security Description	Shares	Value*

Food Products—(Continued)
J&J Snack Foods Corp.	44,615	$1,782,815
Ralcorp Holdings, Inc. (a)	15,596	931,237

		7,909,926

Gas Utilities—0.8%
UGI Corp.	124,763	3,018,017

Health Care Equipment & Supplies—4.7%
AGA Medical Holdings, Inc. (a)	74,646	1,102,521
Align Technology, Inc. (a) (b)	64,565	1,150,548
DexCom, Inc. (a) (b)	143,779	1,161,734
Electro-Optical Sciences, Inc. (a) (b)	95,178	986,044
ev3, Inc. (a)	134,398	1,792,869
Haemonetics Corp. (a)	23,427	1,291,999
Insulet Corp. (a) (b)	101,198	1,445,108
Masimo Corp. (a) (b)	39,283	1,194,989
Medical Action Industries, Inc. (a)	51,661	829,676
ResMed, Inc. (a) (b)	31,953	1,670,183
Teleflex, Inc.	35,032	1,887,875
Volcano Corp. (a) (b)	93,865	1,631,374
West Pharmaceutical Services, Inc. (b)	32,630	1,279,096

		17,424,016

Health Care Providers & Services—2.7%
Bio-Reference Labs, Inc. (a) (b)	43,784	1,715,895
Catalyst Health Solutions, Inc. (a)	45,269	1,650,960
Corvel Corp. (a)	21,087	707,258
Genoptix, Inc. (a) (b)	35,754	1,270,340
IPC The Hospitalist Co., Inc. (a)	54,170	1,801,152
Mednax, Inc. (a)	27,071	1,627,238
MWI Veterinary Supply, Inc. (a)	31,205	1,176,429

		9,949,272

Health Care Technology—1.4%
athenahealth, Inc. (a)	32,306	1,461,524
MedAssets, Inc. (a)	87,566	1,857,275
SXC Health Solutions Corp. (a)	34,035	1,836,188

		5,154,987

Hotels, Restaurants & Leisure—2.2%
Bally Technologies, Inc. (a) (b)	30,993	1,279,701
Bob Evans Farms, Inc.	40,001	1,158,029
Buffalo Wild Wings, Inc. (a) (b)	31,160	1,254,813
California Pizza Kitchen, Inc. (a)	45,432	611,061
Dover Downs Gaming & Entertainment, Inc. (b)	72,962	275,796
Isle of Capri Casinos, Inc. (a)	96,591	722,501
Panera Bread Co. (a)	24,769	1,658,780
Wyndham Worldwide Corp.	65,349	1,318,089

		8,278,770

Household Durables—1.5%
Deer Consumer Products, Inc. (a)	86,341	977,380
Jarden Corp. (a)	45,023	1,391,661

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Leggett & Platt, Inc.	78,302	$1,597,361
Tempur-Pedic International, Inc. (a)	63,025	1,489,281

		5,455,683

Industrial Conglomerates—0.2%
Raven Industries, Inc.	28,261	897,852

Insurance—3.6%
Aspen Insurance Holdings, Ltd.	57,943	1,474,649
HCC Insurance Holdings, Inc.	75,562	2,113,469
Navigators Group, Inc. (a) (b)	28,044	1,321,153
ProAssurance Corp. (a)	23,440	1,258,962
Reinsurance Group of America, Inc.	31,514	1,501,642
RLI Corp. (b)	25,676	1,367,247
The Hanover Insurance Group, Inc.	29,940	1,330,234
W.R. Berkley Corp.	61,129	1,506,219
Zenith National Insurance Corp. (b)	53,730	1,599,005

		13,472,580

Internet & Catalog Retail—0.4%
HSN, Inc. (a)	76,235	1,539,185

Internet Software & Services—2.3%
AOL, Inc. (a)	28,651	666,995
Archipelago Learning, Inc. (a)	54,517	1,128,502
Constant Contact, Inc. (a) (b)	63,800	1,020,800
DealerTrack Holdings, Inc. (a)	74,581	1,401,377
GSI Commerce, Inc. (a) (b)	90,027	2,285,785
IAC/InterActiveCorp. (a) (b)	22,781	466,555
MercadoLibre, Inc. (a)	19,272	999,639
United Online, Inc.	98,952	711,465

		8,681,118

IT Services—3.3%
Alliance Data Systems Corp. (a) (b)	21,760	1,405,478
Broadridge Financial Solutions, Inc.	105,568	2,381,614
Cybersource Corp. (a)	83,199	1,673,132
Global Payments, Inc.	28,232	1,520,575
iGate Corp.	86,314	863,140
Lender Processing Services, Inc.	49,363	2,007,100
SRA International, Inc. (a)	45,221	863,721
Wright Express Corp. (a)	49,066	1,563,243

		12,278,003

Life Sciences Tools & Services—0.5%
Mettler Toledo International, Inc. (a)	16,927	1,777,166

Machinery—3.6%
Actuant Corp.	109,041	2,020,530
Albany International Corp. (Class A)	92,057	2,067,600
Altra Holdings, Inc. (a)	76,117	940,045
Bucyrus International, Inc.	31,390	1,769,454
Colfax Corp. (a) (b)	46,580	560,823
Dynamic Materials Corp.	42,030	842,702
Energy Recovery, Inc. (a) (b)	146,955	1,011,050

Security Description	Shares	Value*

Machinery—(Continued)
John Bean Technologies Corp.	83,276	$1,416,525
Tennant Co.	23,576	617,456
The Middleby Corp. (a) (b)	9,541	467,700
Wabtec Corp. (b)	38,161	1,558,495

		13,272,380

Marine—0.3%
Kirby Corp. (a)	27,299	950,824

Media—2.3%
Alloy, Inc. (a)	64,685	503,249
Arbitron, Inc. (b)	43,827	1,026,428
IMAX Corp. (a)	104,415	1,388,719
John Wiley & Sons, Inc. (b)	52,043	2,179,561
Live Nation, Inc. (a) (b)	210,274	1,789,432
Scholastic Corp.	59,391	1,771,634

		8,659,023

Metals & Mining—0.8%
Horsehead Holding Corp. (a)	96,496	1,230,324
Reliance Steel & Aluminum Co.	42,736	1,847,050

		3,077,374

Multi-Utilities—0.3%
NorthWestern Corp.	48,516	1,262,386

Oil, Gas & Consumable Fuels—3.9%
Arena Resources, Inc. (a) (b)	38,851	1,675,255
Berry Petroleum Co. (b)	42,836	1,248,669
Brigham Exploration Co. (a) (b)	96,237	1,304,011
Cloud Peak Energy, Inc. (a) (b)	42,102	613,005
Comstock Resources, Inc. (a)	82,394	3,342,725
Concho Resources, Inc. (a)	37,848	1,699,375
Mariner Energy, Inc. (a) (b)	82,250	954,923
Penn Virginia Corp.	110,644	2,355,611
Rosetta Resources, Inc. (a)	68,499	1,365,185

		14,558,759

Paper & Forest Products—0.5%
Clearwater Paper Corp. (a)	16,132	886,776
Deltic Timber Corp. (b)	21,085	973,705

		1,860,481

Personal Products—0.2%
Alberto-Culver Co.	30,227	885,349

Pharmaceuticals—2.3%
Cypress Bioscience, Inc. (a)	129,372	745,183
Endo Pharmaceuticals Holdings, Inc. (a) (b)	66,571	1,365,371
Eurand NV (a)	88,236	1,138,244
Inspire Pharmaceuticals, Inc. (a)	178,197	983,648
Nektar Therapeutics (a) (b)	123,953	1,155,242
Obagi Medical Products, Inc. (a)	87,164	1,045,968
Perrigo Co. (b)	56,267	2,241,677

		8,675,333

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—1.6%
ICF International, Inc. (a)	56,838	$1,523,258
IHS, Inc. (a)	31,397	1,720,870
Monster Worldwide, Inc. (a) (b)	79,614	1,385,284
On Assignment, Inc. (a)	159,477	1,140,260

		5,769,672

Real Estate Investment Trusts—2.8%
American Campus Communities, Inc.	82,317	2,313,108
Capstead Mortgage Corp.	130,116	1,776,084
Chimera Investment Corp.	349,223	1,354,985
Digital Realty Trust, Inc. (b)	38,849	1,953,328
National Retail Properties, Inc. (b)	49,773	1,056,183
Potlatch Corp. (b)	61,047	1,946,178

		10,399,866

Real Estate Management & Development—0.6%
Forestar Group, Inc. (a) (b)	100,510	2,209,210

Road & Rail—0.7%
Con-Way, Inc.	36,689	1,280,813
Genesee & Wyoming, Inc. (a)	42,842	1,398,363

		2,679,176

Semiconductors & Semiconductor Equipment—5.7%
Applied Micro Circuits Corp. (a)	102,421	765,085
Atmel Corp. (a)	204,040	940,624
Cavium Networks, Inc. (a)	58,874	1,402,967
Cohu, Inc.	55,933	780,265
Cymer, Inc. (a)	37,247	1,429,540
Entegris, Inc. (a)	238,213	1,257,765
Hittite Microwave Corp. (a)	34,361	1,400,211
Lam Research Corp. (a)	45,966	1,802,327
LSI Corp. (a)	296,016	1,779,056
NetLogic Microsystems, Inc. (a) (b)	30,396	1,406,119
ON Semiconductor Corp. (a)	167,878	1,479,005
Power Integrations, Inc.	35,911	1,305,724
Silicon Laboratories, Inc. (a)	35,547	1,718,342
Teradyne, Inc. (a) (b)	106,453	1,142,241
TriQuint Semiconductor, Inc. (a)	116,132	696,792
Varian Semiconductor Equipment Associates, Inc. (a) (b)	49,804	1,786,968

		21,093,031

Software—6.0%
ArcSight, Inc. (a) (b)	54,591	1,396,438
Ariba, Inc. (a) (b)	140,814	1,762,991
Blackboard, Inc. (a) (b)	43,812	1,988,627
Concur Technologies, Inc. (a) (b)	35,408	1,513,692
DemandTec, Inc. (a) (b)	113,131	992,159
Informatica Corp. (a) (b)	82,488	2,133,140
MicroStrategy, Inc. (Class A) (a)	9,800	921,396
NICE Systems, Ltd. (ADR) (a)	41,514	1,288,594

Security Description	Shares	Value*

Software—(Continued)
Progress Software Corp. (a)	35,405	$1,034,180
Quest Software, Inc. (a)	61,602	1,133,477
Sourcefire, Inc. (a)	52,006	1,391,160
Sybase, Inc. (a) (b)	51,702	2,243,867
Tyler Technologies, Inc. (a) (b)	71,331	1,420,200
Ultimate Software Group, Inc. (a) (b)	50,986	1,497,459
VanceInfo Technologies, Inc. (a)	80,157	1,539,816

		22,257,196

Specialty Retail—4.0%
DSW, Inc. (Class A) (a) (b)	70,733	1,830,570
Genesco, Inc. (a) (b)	43,591	1,197,009
hhgregg, Inc. (a) (b)	68,450	1,507,953
Hibbett Sports, Inc. (a) (b)	56,472	1,241,819
Jo-Ann Stores, Inc. (a) (b)	45,464	1,647,615
Lumber Liquidators Holdings, Inc. (a)	60,494	1,621,239
Monro Muffler, Inc. (b)	44,508	1,488,348
Sally Beauty Holdings, Inc. (a) (b)	250,473	1,916,118
Sonic Automotive, Inc. (a) (b)	85,466	887,992
Ulta Salon Cosmetics & Fragrance, Inc. (a)	75,497	1,371,026

		14,709,689

Textiles, Apparel & Luxury Goods—2.4%
FGX International Holdings, Ltd. (a)	64,154	1,256,777
Fossil, Inc. (a) (b)	56,870	1,908,557
lululemon athletica, Inc. (a)	42,626	1,283,043
Movado Group, Inc. (a) (b)	64,088	622,935
Phillips-Van Heusen Corp.	37,933	1,543,114
Under Armour, Inc. (a)	42,251	1,152,185
Volcom, Inc. (a) (b)	69,870	1,169,624

		8,936,235

Thrifts & Mortgage Finance—0.5%
Washington Federal, Inc.	92,700	1,792,818

Transportation Infrastructure—0.4%
Aegean Marine Petroleum Network, Inc. (b)	47,782	1,313,049

Water Utilities—0.3%
Middlesex Water Co.	61,079	1,076,823

Total Common Stock (Identified Cost $294,843,830)		360,970,232

Short Term Investments—15.8%
Security Description	Shares/Par Amount	Value*

Mutual Funds—13.0%
State Street Navigator Securities Lending
Prime Portfolio (c)	48,125,874	48,125,874

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of December 31, 2009

Short Term Investments—(Continued)

Security Description	Shares/Par Amount	Value*

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $10,223,006 on 01/04/10, collateralized by $9,405,000 Federal Home Loan Mortgage Corp. due 10/18/16 with a value of $10,427,794.	$10,223,000	$10,223,000

Total Short Term Investments (Identified Cost $58,348,874)		58,348,874

Total Investments—113.2% (Identified Cost $353,192,704) (d)		419,319,106
Liabilities in excess of other assets		(48,886,751)

Net Assets—100.0%		$370,432,355

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $46,457,494 and the collateral received consisted of cash in the amount of $48,125,874. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $356,473,660 and the composition of unrealized appreciation and depreciation of investment securities was $71,860,980 and $(9,015,534), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock**	$360,970,232	$—	$—	$360,970,232
Short Term Investments
Mutual Funds	48,125,874	—	—	48,125,874
Repurchase Agreement	—	10,223,000	—	10,223,000
Total Short Term Investments	48,125,874	10,223,000	—	58,348,874
Total Investments	$409,096,106	$10,223,000	$—	$419,319,106

**	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$419,319,106
Cash		509
Receivable for:
Securities sold		810,570
Fund shares sold		95,120
Accrued interest and dividends		365,838

Total Assets		420,591,143
Liabilities
Payable for:
Securities purchased	$1,318,509
Fund shares redeemed	338,482
Collateral for securities loaned	48,125,874
Accrued expenses:
Management fees	261,795
Distribution and service fees	28,197
Deferred directors’ fees	18,365
Other expenses	67,566

Total Liabilities		50,158,788

Net Assets		$370,432,355

Net assets consists of:
Paid in surplus		$386,146,200
Undistributed net investment income		315,892
Accumulated net realized losses		(82,156,139)
Unrealized appreciation on investments		66,126,402

Net Assets		$370,432,355

Net Assets
Class A		$218,077,741
Class B		112,168,594
Class E		40,186,020
Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,246,150
Class B (2,500,000)		653,930
Class E (2,500,000)		232,605
Net Asset Value, Offering and Redemption Price Per Share
Class A		$175.00
Class B		171.53
Class E		172.77

(a)	Identified cost of investments was $353,192,704.
(b)	Includes securities loaned at value of $46,457,494.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$3,190,620
Interest (a)		432,416

		3,623,036
Expenses
Management fees	$2,848,654
Distribution and service fees—Class B	221,377
Distribution and service fees—Class E	53,211
Directors’ fees and expenses	36,570
Custodian and accounting	48,841
Audit and tax services	35,652
Legal	7,316
Shareholder reporting	150,191
Insurance	4,984
Miscellaneous	11,621

Total expenses	3,418,417
Less broker commission recapture	(46,907)
Management fee waivers	(158,259)	3,213,251

Net Investment Income		409,785

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(28,178,589)
Net change in unrealized appreciation on:
Investments		115,031,038

Net realized and unrealized gain		86,852,449

Net Increase in Net Assets From Operations		$87,262,234

(a)	Includes net income on securities loaned of $431,409.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$409,785	$966,646
Net realized loss	(28,178,589)	(54,329,681)
Net change in unrealized appreciation (depreciation)	115,031,038	(124,183,050)

Increase (decrease) in net assets from operations	87,262,234	(177,546,085)

From Distributions to Shareholders
Net investment income
Class A	(559,264)	0
Class E	(34,515)	0

	(593,779)	0

Net realized gain
Class A	0	(45,487,804)
Class B	0	(15,874,319)
Class E	0	(8,378,460)

	0	(69,740,583)

Total distributions	(593,779)	(69,740,583)

Increase (decrease) in net assets from capital share transactions	(18,360,143)	12,399,461

Total increase (decrease) in net assets	68,308,312	(234,887,207)

Net Assets
Beginning of the period	302,124,043	537,011,250

End of the period	$370,432,355	$302,124,043

Undistributed Net Investment Income
End of the period	$315,892	$586,918

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	76,920	$10,632,309	216,694	$34,220,966
Reinvestments	4,281	559,264	239,120	45,487,804
Redemptions	(260,355)	(36,858,349)	(506,056)	(90,931,412)

Net decrease	(179,154)	$(25,666,776)	(50,242)	$(11,222,642)

Class B
Sales	170,137	$23,176,752	148,629	$26,654,280
Reinvestments	0	0	85,044	15,874,319
Redemptions	(83,928)	(11,464,534)	(109,345)	(19,841,634)

Net increase	86,209	$11,712,218	124,328	$22,686,965

Class E
Sales	23,270	$3,224,201	33,364	$5,972,538
Reinvestments	267	34,515	44,592	8,378,460
Redemptions	(54,461)	(7,664,301)	(73,150)	(13,415,860)

Net increase (decrease)	(30,924)	$(4,405,585)	4,806	$935,138

Increase (decrease) derived from capital share transactions		$(18,360,143)		$12,399,461

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$134.79	$247.66	$249.37		$232.80	$220.60

Income (Loss) From Investment Operations
Net investment income (loss)	0.31 (a)	0.56 (a)	(0.08	)(a)	0.45	0.11
Net realized and unrealized gain (loss) on investments	40.31	(79.58)	28.82		37.97	14.79

Total from investment operations	40.62	(79.02)	28.74		38.42	14.90

Less Distributions
Distributions from net investment income	(0.41)	0.00	(0.22)		0.00	0.00
Distributions from net realized capital gains	0.00	(33.85)	(30.23)		(21.85)	(2.70)

Total distributions	(0.41)	(33.85)	(30.45)		(21.85)	(2.70)

Net Asset Value, End of Period	$175.00	$134.79	$247.66		$249.37	$232.80

Total Return (%)	30.25	(35.89)	11.90		16.68	6.93
Ratio of expenses to average net assets before all reductions (%)	0.99	0.96	0.95		0.98	0.94
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.94	0.91	0.90		0.93	0.94
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.93	0.89	0.89		0.92	0.91
Ratio of net investment income (loss) to average net assets (%)	0.22	0.31	(0.03)		0.18	0.05
Portfolio turnover rate (%)	68	76	64		76	101
Net assets, end of period (in millions)	$218.08	$192.12	$365.44		$371.96	$351.28

	Class B
	Year ended December 31,
	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$132.03		$243.90	$246.37		$230.75	$219.20

Income (Loss) From Investment Operations
Net investment income (loss)	(0.05	)(a)	0.12 (a)	(0.67	)(a)	0.12	(0.25)
Net realized and unrealized gain (loss) on investments	39.55		(78.14)	28.43		37.35	14.50

Total from investment operations	39.50		(78.02)	27.76		37.47	14.25

Less Distributions
Distributions from net realized capital gains	0.00		(33.85)	(30.23)		(21.85)	(2.70)

Total distributions	0.00		(33.85)	(30.23)		(21.85)	(2.70)

Net Asset Value, End of Period	$171.53		$132.03	$243.90		$246.37	$230.75

Total Return (%)	29.93		(36.06)	11.63		16.39	6.68
Ratio of expenses to average net assets before all reductions (%)	1.24		1.21	1.20		1.23	1.19
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.19		1.16	1.15		1.18	1.19
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.18		1.14	1.14		1.17	1.17
Ratio of net investment income (loss) to average net assets (%)	(0.03)		0.07	(0.27)		(0.02)	(0.16)
Portfolio turnover rate (%)	68		76	64		76	101
Net assets, end of period (in millions)	$112.17		$74.96	$108.14		$67.36	$25.36

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$132.99	$245.18	$247.29		$231.34	$219.57

Income (Loss) From Investment Operations
Net investment income (loss)	0.09 (a)	0.28 (a)	(0.45	)(a)	0.14	(0.21)
Net realized and unrealized gain (loss) on investments	39.83	(78.62)	28.57		37.66	14.68

Total from investment operations	39.92	(78.34)	28.12		37.80	14.47

Less Distributions
Distributions from net investment income	(0.14)	0.00	0.00		0.00	0.00
Distributions from net realized capital gains	0.00	(33.85)	(30.23)		(21.85)	(2.70)

Total distributions	(0.14)	(33.85)	(30.23)		(21.85)	(2.70)

Net Asset Value, End of Period	$172.77	$132.99	$245.18		$247.29	$231.34

Total Return (%)	30.05	(35.99)	11.73		16.51	6.77
Ratio of expenses to average net assets before all reductions (%)	1.14	1.11	1.10		1.13	1.09
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.09	1.06	1.05		1.08	1.09
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.08	1.04	1.04		1.07	1.06
Ratio of net investment income (loss) to average net assets (%)	0.07	0.15	(0.18)		0.03	(0.10)
Portfolio turnover rate (%)	68	76	64		76	101
Net assets, end of period (in millions)	$40.19	$35.05	$63.43		$59.82	$50.55

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Core Portfolio (formerly Loomis Sayles Small Cap Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,848,654	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.05% of average daily net assets. An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$207,899,998	$0	$226,095,255

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$593,779	$19,284,191	$—	$50,456,392	$—	$—	$593,779	$69,740,583

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$334,257	$—	$62,845,446	$(78,875,181)	$(15,695,478)

As of December 31, 2009, the Portfolio had $33,573,501 in capital loss carryforwards expiring on December 31, 2016, and $45,301,680 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Core Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Core Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Core Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Growth Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 29.93%, 29.68%, and 29.95%, respectively, compared to its benchmark, the Russell 2000® Growth Index1, which returned 34.47%. On January 5, 2009, Loomis, Sayles & Co., L.P. (“Loomis Sayles”) succeeded Franklin Advisers, Inc. as the subadviser to the Portfolio and the name of the Portfolio was changed from the Franklin Templeton Small Cap Growth Portfolio to the Loomis Sayles Small Cap Growth Portfolio. This commentary and performance reflects the management of Loomis Sayles.

MARKET ENVIRONMENT/CONDITIONS

The equity markets continued their unprecedented rally that began back in March 2009 as the majority of global economic data continued to show gradual improvement, with encouraging GDP results, improving consumer and business sentiment, rising order growth, and stabilization/slow improvement in employment levels. Overall liquidity remained robust, and credit availability improved. Aggressive government stimulus, low interest rates, and rapid adjustments from corporate America coupled with the positive economic indicators mentioned helped restore confidence in the U.S. financial system. This return of confidence was the foundation for the strong returns experienced in the U.S. equity and non-government bond markets in 2009. In the fourth quarter, although the rally continued, its characteristics changed, with the companies exhibiting the strongest fundamentals and growth characteristics being rewarded the most versus the lower quality, higher beta names that led the recovery from its onset in March.

We continued to deploy the same diversified management process, investing in high-quality, small-cap growth companies across the economy that we believed will outperform over our investment horizon.

As the year began, the high-quality bias generated positive relative returns as the market approached its lows in early March. However, the Portfolio was not well positioned on a relative basis as the subsequent bounce began and the highest beta, lowest market cap, and lowest return-on-equity stocks led the way. Through this period that lasted into the third quarter of 2009, we remained dedicated to our process and continued to invest from the bottom up in high quality companies with what we believed were strong business models and superior growth opportunities over the long term. This strategy was rewarded in the fourth quarter of 2009 as the characteristics of the market changed meaningfully. Specifically, there was a return to quality that led to favorable performance for the Portfolio relative to the market and peer group during the fourth quarter.

We were overweight technology and energy for the duration of the year as we believed that these companies were in possession of the best balance sheets, necessary for choppy waters, and that their end markets were the most likely to rebound in an impactful way. This proved to be a beneficial decision, as both technology and energy outperformed. We were also underweight healthcare for most of the year given the uncertainty of reform and implications for earnings progression. This also proved to be beneficial. Due to the weak condition of the consumer’s balance sheet, we were underweight consumer discretionary for the bulk of the year. However, this turned out to be one of the better sectors in the market as these stocks bounced the hardest in the low quality rally. As a consequence, our consumer positioning detracted from performance.

The largest shifts in the Portfolio were increasing our weight in the consumer discretionary and technology sectors and reducing our exposure to the financial services and producer durables sectors. Consumer discretionary and energy, albeit a small absolute weight, represented our largest overweight in the Portfolio. The technology sector was a close third. Financials and industrials were reduced in order to reinvest in more traditional growth areas of the market. Our energy overweight was slightly increased throughout 2009, although profits have been realized in many stocks and redeployed into new ideas. As the market reverted to more fundamental based stock performance, stock selection once again became critical.

PORTFOLIO REVIEW/CURRENT POSITIONING

Over the course of 2009, the majority of the Portfolio’s underperformance was concentrated in the second quarter, when the low quality rally off market bottom was at its strongest.

For the period, stock selection in the consumer discretionary and healthcare sectors was the leading detractor to Portfolio performance. Within consumer discretionary, absolute performance of stocks owned was almost 45%, but it was challenging to keep up with the near 61% return of the consumer discretionary stocks in the Benchmark. Avoiding high beta stocks was the primary contributor to the sector’s underperformance. Many companies in consumer discretionary were priced to go out of business and when that did not happen, valuations quickly reversed. For example, not owning consumer products company Tupperware and mall-based retailer Aeropostale Inc. negatively impacted relative performance as both stocks were up significantly from their low levels at the market bottom. Additional underperformers in consumer discretionary were education companies Grand Canyon Education and Devry due to concern over college funding issues. Leading detractors from the healthcare sectors were two biotech companies we did not own, Human Genome Sciences and Dendreon. Both Human Genome and Dendreon had surprising and strong clinical data that sent the stocks soaring. For instance, Human Genome went from $2 to $32 over the course of the year.

On a positive note, the technology sector was in favor as investors seemed to anticipate an economic recovery in the second half of the year, which investors seemed to think would disproportionately impact more cyclical sectors of the market. The sector was our largest absolute and relative contributor during the year. Our best technology stocks were Brocade Communications and Riverbed Technology. These stocks performed well due to strong competitive positions

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

in resilient end markets. Additional contributors for the period were consumer staples’ company, DG FastChannel Inc. and Green Mountain Coffee (no longer held in the Portfolio at year-end). DG FastChannel’s shares rose in the fourth quarter of 2009 after the company reported solid earnings and revenue growth. The company seemed to benefit from its customers adoption of its high-definition distribution platform. Green Mountain is the company behind Keurig one cup coffee brewers and the increasingly popular K-cups. The one cup brewing rage represents a significant change in how people are consuming fresh brewed coffee, a trend that was verified by a distribution partnership with Wal-Mart in the period.

John J. Slavik

Mark F. Burns

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Loomis Sayles Small Cap Growth Portfolio
Class A	29.93	–1.65	—	–0.56
Class B	29.68	–1.88	—	–0.79
Class E	29.95	–1.78	—	–0.68
Russell 2000 Growth Index[1]	34.47	0.87	—	1.92

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have generally higher price-to book ratios and higher forecasted growth values.

2 Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
GSI Commerce, Inc.	1.5
Informatica Corp.	1.4
Blackboard, Inc.	1.3
MedAssets, Inc.	1.2
SXC Health Solutions Corp.	1.2
DSW, Inc. (Class A)	1.2
IPC The Hospitalist Co., Inc.	1.2
ev3, Inc.	1.2
Ariba, Inc.	1.2
Lam Research Corp.	1.2

Top Sectors

% of Net Assets
Information Technology	31.0
Health Care	22.7
Consumer Discretionary	16.5
Industrials	14.0
Energy	6.1
Financials	5.4
Cash & Equivalents	2.5
Consumer Staples	1.1
Telecommunication Services	0.7

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	1.44%	$1,000.00	$1,240.30	$8.13
	Hypothetical	1.44%	$1,000.00	$1,017.86	$7.32

Class B(a)	Actual	1.69%	$1,000.00	$1,238.80	$9.54
	Hypothetical	1.69%	$1,000.00	$1,016.58	$8.59

Class E(a)	Actual	1.59%	$1,000.00	$1,239.80	$8.98
	Hypothetical	1.59%	$1,000.00	$1,017.09	$8.08

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—97.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Hexcel Corp. (a)	69,867	$906,874

Air Freight & Logistics—1.1%
Atlas Air Worldwide Holdings, Inc. (a)	25,020	931,995

Biotechnology—4.3%
Alexion Pharmaceuticals, Inc. (a)	16,087	785,367
Cepheid, Inc. (a) (b)	49,126	613,093
Clinical Data, Inc. (a) (b)	23,887	436,177
Incyte Corp., Ltd. (a) (b)	65,919	600,522
Regeneron Pharmaceuticals, Inc. (a)	31,607	764,257
Theravance, Inc. (a) (b)	35,904	469,265

		3,668,681

Building Products—0.9%
Trex Co., Inc. (a)	38,737	759,245

Capital Markets—3.4%
Evercore Partners, Inc. (b)	21,342	648,797
Greenhill & Co., Inc.	9,916	795,660
Harris & Harris Group, Inc. (a) (b)	103,766	474,210
Stifel Financial Corp. (a) (b)	16,401	971,595

		2,890,262

Commercial Banks—1.0%
Signature Bank (a)	25,871	825,285

Commercial Services & Supplies—2.7%
EnerNOC, Inc. (a) (b)	25,252	767,408
Tetra Tech, Inc. (a)	22,490	611,054
Waste Connections, Inc. (a)	27,544	918,317

		2,296,779

Communications Equipment—3.4%
Brocade Communications Systems, Inc. (a)	90,215	688,340
Ciena Corp. (a)	50,727	549,881
DG FastChannel, Inc. (a)	29,902	835,163
F5 Networks, Inc. (a)	16,909	895,839

		2,969,223

Computers & Peripherals—0.6%
Netezza Corp. (a) (b)	53,154	515,594

Construction & Engineering—1.7%
MasTec, Inc. (a) (b)	58,620	732,750
Orion Marine Group, Inc. (a) (b)	35,597	749,673

		1,482,423

Diversified Consumer Services—1.7%
Grand Canyon Education, Inc. (a) (b)	38,976	740,934
Lincoln Educational Services Corp. (a) (b)	31,562	683,948

		1,424,882

Security Description	Shares	Value*

Diversified Financial Services—1.1%
MSCI, Inc. (a)	28,728	$913,550

Diversified Telecommunication Services—0.7%
Neutral Tandem, Inc. (a) (b)	25,827	587,564

Electronic Equipment, Instruments & Components—1.8%
Cogent, Inc. (a)	62,216	646,424
IPG Photonics Corp. (a) (b)	55,863	935,147

		1,581,571

Energy Equipment & Services—2.2%
Oceaneering International, Inc. (a)	14,871	870,251
Tesco Corp. (a)	77,994	1,006,902

		1,877,153

Food Products—1.1%
Diamond Foods, Inc. (b)	27,122	963,916

Health Care Equipment & Supplies—8.1%
AGA Medical Holdings, Inc. (a)	42,537	628,272
Align Technology, Inc. (a)	36,917	657,861
DexCom, Inc. (a) (b)	81,933	662,019
Electro-Optical Sciences, Inc. (a) (b)	54,690	566,588
ev3, Inc. (a)	76,847	1,025,139
Insulet Corp. (a)	58,344	833,152
Masimo Corp. (a) (b)	22,367	680,404
ResMed, Inc. (a) (b)	18,049	943,421
Volcano Corp. (a) (b)	53,570	931,047

		6,927,903

Health Care Providers & Services—4.3%
Bio-Reference Labs, Inc. (a)	24,930	977,007
Catalyst Health Solutions, Inc. (a)	25,868	943,406
Genoptix, Inc. (a) (b)	20,480	727,654
IPC The Hospitalist Co., Inc. (a)	30,939	1,028,722

		3,676,789

Health Care Technology—3.4%
athenahealth, Inc. (a)	18,625	842,595
MedAssets, Inc. (a) (b)	50,130	1,063,257
SXC Health Solutions Corp. (a)	19,496	1,051,809

		2,957,661

Hotels, Restaurants & Leisure—2.8%
Bally Technologies, Inc. (a)	17,780	734,136
Buffalo Wild Wings, Inc. (a)	17,788	716,323
Panera Bread Co. (a)	14,243	953,854

		2,404,313

Household Durables—1.6%
Deer Consumer Products, Inc. (a)	49,369	558,857
Tempur-Pedic International, Inc. (a)	36,008	850,869

		1,409,726

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—4.6%
Archipelago Learning, Inc. (a)	31,147	$644,743
Constant Contact, Inc. (a) (b)	36,857	589,712
DealerTrack Holdings, Inc. (a)	42,666	801,694
GSI Commerce, Inc. (a) (b)	51,910	1,317,995
MercadoLibre, Inc. (a)	11,019	571,555

		3,925,699

IT Services—1.1%
Cybersource Corp. (a)	48,065	966,587

Machinery—1.8%
Bucyrus International, Inc.	17,934	1,010,939
Energy Recovery, Inc. (a) (b)	84,027	578,106

		1,589,045

Media—0.9%
IMAX Corp. (a)	59,703	794,050

Oil, Gas & Consumable Fuels—3.9%
Brigham Exploration Co. (a) (b)	55,578	753,082
Comstock Resources, Inc. (a)	21,504	872,417
Concho Resources, Inc. (a)	21,556	967,865
Rosetta Resources, Inc. (a)	39,558	788,391

		3,381,755

Pharmaceuticals—2.7%
Cypress Bioscience, Inc. (a)	74,743	430,520
Eurand NV (a)	50,808	655,423
Inspire Pharmaceuticals, Inc. (a)	102,949	568,278
Nektar Therapeutics (a) (b)	71,002	661,739

		2,315,960

Professional Services—3.8%
ICF International, Inc. (a)	32,630	874,484
IHS, Inc. (a) (b)	17,735	972,055
Monster Worldwide, Inc. (a) (b)	45,604	793,510
On Assignment, Inc. (a)	91,944	657,400

		3,297,449

Semiconductors & Semiconductor Equipment—8.1%
Cavium Networks, Inc. (a)	33,724	803,643
Cymer, Inc. (a)	21,387	820,833
Hittite Microwave Corp. (a)	19,759	805,179
Lam Research Corp. (a)	25,965	1,018,088
NetLogic Microsystems, Inc. (a) (b)	17,193	795,348
Power Integrations, Inc.	20,631	750,143
Silicon Laboratories, Inc. (a)	20,079	970,619
Varian Semiconductor Equipment Associates, Inc. (a) (b)	28,133	1,009,412

		6,973,265

Software—11.3%
ArcSight, Inc. (a)	31,189	797,814
Ariba, Inc. (a)	81,319	1,018,114

Security Description	Shares	Value*

Software—(Continued)
Blackboard, Inc. (a)	24,748	$1,123,312
Concur Technologies, Inc. (a)	20,001	855,043
DemandTec, Inc. (a) (b)	64,947	569,585
Informatica Corp. (a)	47,251	1,221,911
NICE Systems, Ltd. (ADR) (a)	23,483	728,912
Sourcefire, Inc. (a)	30,033	803,383
Tyler Technologies, Inc. (a) (b)	41,124	818,779
Ultimate Software Group, Inc. (a)	29,205	857,751
VanceInfo Technologies, Inc. (a)	46,307	889,557

		9,684,161

Specialty Retail—6.0%
DSW, Inc. (Class A) (a) (b)	40,412	1,045,863
hhgregg, Inc. (a) (b)	39,007	859,324
Hibbett Sports, Inc. (a) (b)	31,899	701,459
Lumber Liquidators Holdings, Inc. (a)	34,562	926,262
Monro Muffler, Inc. (b)	25,462	851,449
Ulta Salon Cosmetics & Fragrance, Inc. (a)	43,190	784,330

		5,168,687

Textiles, Apparel & Luxury Goods—3.4%
lululemon athletica, inc. (a)	24,625	741,213
Phillips-Van Heusen Corp.	21,677	881,820
Under Armour, Inc. (a)	24,359	664,270
Volcom, Inc. (a) (b)	40,331	675,141

		2,962,444

Transportation Infrastructure—0.9%
Aegean Marine Petroleum Network, Inc. (b)	27,229	748,253

Total Common Stock (Identified Cost $62,920,891)		83,778,744

Short Term Investments—13.0%
Security Description	Shares/Par Amount	Value*

Mutual Funds—10.4%
State Street Navigator Securities Lending Prime Portfolio (c)	8,940,100	8,940,100

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $2,280,001 on 01/04/10, collateralized by $2,210,000 Federal National Mortgage Association due 04/18/36 with a value of $2,329,561.	$2,280,000	2,280,000

Total Short Term Investments (Identified Cost $11,220,100)		11,220,100

Total Investments—110.5% (Identified Cost $74,140,991) (d)		94,998,844
Liabilities in excess of other assets		(9,045,070)

Net Assets—100.0%		$85,953,774

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $8,658,441 and the collateral received consisted of cash in the amount of $8,940,100. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $74,208,626 and the composition of unrealized appreciation and depreciation of investment securities was $21,302,132 and $(511,914), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$83,778,744	$—	$—	$83,778,744
Short Term Investments
Mutual Funds	8,940,100	—	—	8,940,100
Repurchase Agreement	—	2,280,000	—	2,280,000
Total Short Term Investments	8,940,100	2,280,000	—	11,220,100
Total Investments	$92,718,844	$2,280,000	$—	$94,998,844

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stock
Balance as of January 1, 2009	$251,765
Transfers In (Out) of Level 3	0
Accrued discounts/premiums	0
Realized Gain (Loss)	(223,117)
Change in unrealized appreciation (depreciation)	139,147
Net Purchases (Sales)	(167,795)
Balance as of December 31, 2009	$0

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$94,998,844
Cash		625
Receivable for:
Securities sold		67,667
Fund shares sold		51,058

Total Assets		95,118,194
Liabilities
Payable for:
Fund shares redeemed	$106,414
Collateral for securities loaned	8,940,100
Accrued expenses:
Management fees	60,138
Distribution and service fees	12,572
Deferred directors’ fees	4,075
Other expenses	41,121

Total Liabilities		9,164,420

Net Assets		$85,953,774

Net assets consists of:
Paid in surplus		$110,208,172
Net investment loss		(4,075)
Accumulated net realized losses		(45,108,176)
Unrealized appreciation on investments		20,857,853

Net Assets		$85,953,774

Net Assets
Class A		$22,304,115
Class B		56,628,022
Class E		7,021,637
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		3,020,798
Class B (15,000,000)		7,854,574
Class E (5,000,000)		963,257
Net Asset Value, Offering and Redemption Price Per Share
Class A		$7.38
Class B		7.21
Class E		7.29

(a)	Identified cost of investments was $74,140,991.
(b)	Includes securities loaned at value of $8,658,441.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$109,207
Interest (a)		49,443

		158,650
Expenses
Management fees	$631,828
Distribution and service fees—Class B	114,885
Distribution and service fees—Class E	8,978
Directors’ fees and expenses	33,897
Custodian and accounting	24,087
Audit and tax services	35,652
Legal	13,495
Shareholder reporting	196,103
Insurance	1,325
Miscellaneous	11,220

Total expenses	1,071,470
Less broker commission recapture	(2,101)
Management fee waivers	(34,745)	1,034,624

Net Investment Loss		(875,974)

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(28,617,565)
Net change in unrealized appreciation on:
Investments		49,369,687

Net realized and unrealized gain		20,752,122

Net Increase in Net Assets From Operations		$19,876,148

(a)	Includes net income on securities loaned of $45,185.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(875,974)	$(511,733)
Net realized loss	(28,617,565)	(16,414,620)
Net change in unrealized appreciation (depreciation)	49,369,687	(35,087,043)

Increase (decrease) in net assets from operations	19,876,148	(52,013,396)

From Distributions to Shareholders
Net realized gain
Class A	0	(6,691,563)
Class B	0	(5,721,495)
Class E	0	(955,207)

	0	(13,368,265)

Tax return of capital
Class A	0	(15,093)
Class B	0	(12,905)
Class E	0	(2,155)

	0	(30,153)

Total distributions	0	(13,398,418)

Increase (decrease) in net assets from capital share transactions	1,668,731	(28,453,118)

Total increase (decrease) in net assets	21,544,879	(93,864,932)

Net Assets
Beginning of the period	64,408,895	158,273,827

End of the period	$85,953,774	$64,408,895

Undistributed Net Investment Income (Loss)
End of the period	$(4,075)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	512,571	$3,146,317	1,351,423	$11,485,843
Reinvestments	0	0	791,813	6,706,656
Redemptions	(569,229)	(3,403,029)	(6,374,207)	(52,548,377)

Net decrease	(56,658)	$(256,712)	(4,230,971)	$(34,355,878)

Class B
Sales	1,550,275	$8,744,557	1,618,617	$12,117,806
Reinvestments	0	0	690,892	5,734,400
Redemptions	(1,080,324)	(6,320,373)	(1,356,426)	(10,635,792)

Net increase	469,951	$2,424,184	953,083	$7,216,414

Class E
Sales	122,957	$726,126	69,302	$499,063
Reinvestments	0	0	114,244	957,362
Redemptions	(209,847)	(1,224,867)	(339,372)	(2,770,079)

Net decrease	(86,890)	$(498,741)	(155,826)	$(1,313,654)

Increase (decrease) derived from capital share transactions		$1,668,731		$(28,453,118)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$5.68		$10.68		$10.94		$10.43	$10.35

Income (Loss) From Investment Operations
Net investment loss	(0.06	) (a)	(0.03	) (a)	(0.04	) (a)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	1.76		(4.08)		0.57		1.11	0.48

Total from investment operations	1.70		(4.11)		0.53		1.06	0.43

Less Distributions
Distributions from net realized capital gains	0.00		(0.89	) (b)	(0.79)		(0.55)	(0.35)

Total distributions	0.00		(0.89)		(0.79)		(0.55)	(0.35)

Net Asset Value, End of Period	$7.38		$5.68		$10.68		$10.94	$10.43

Total Return (%)	29.93		(41.17)		4.54		10.01	4.65
Ratio of expenses to average net assets before all reductions (%)	1.33		1.03		1.01		1.09	1.13
Ratio of expenses to average net assets net of fee waivers (%) (d)	1.30		1.03		1.01		1.09	1.13
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	1.30		1.03		1.01		1.07	1.11
Ratio of net investment loss to average net assets (%)	(1.07)		(0.31)		(0.33)		(0.45)	(0.52)
Portfolio turnover rate (%)	170		68		60		68	52
Net assets, end of period (in millions)	$22.30		$17.47		$78.03		$53.52	$33.04

	Class B
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$5.56		$10.49		$10.79		$10.32	$10.27

Income (Loss) From Investment Operations
Net investment loss	(0.08	) (a)	(0.05	) (a)	(0.07	) (a)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.73		(3.99)		0.56		1.10	0.45

Total from investment operations	1.65		(4.04)		0.49		1.02	0.40

Less Distributions
Distributions from net realized capital gains	0.00		(0.89	) (b)	(0.79)		(0.55)	(0.35)

Total distributions	0.00		(0.89)		(0.79)		(0.55)	(0.35)

Net Asset Value, End of Period	$7.21		$5.56		$10.49		$10.79	$10.32

Total Return (%)	29.68		(41.31)		4.32		9.72	4.39
Ratio of expenses to average net assets before all reductions (%)	1.58		1.28		1.26		1.34	1.38
Ratio of expenses to average net assets net of fee waivers (%) (d)	1.55		1.28		1.26		1.34	1.38
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	1.55		1.28		1.26		1.32	1.36
Ratio of net investment loss to average net assets (%)	(1.32)		(0.58)		(0.59)		(0.72)	(0.73)
Portfolio turnover rate (%)	170		68		60		68	52
Net assets, end of period (in millions)	$56.63		$41.04		$67.49		$73.26	$61.75

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$5.61		$10.58		$10.86		$10.37	$10.31

Income (Loss) From Investment Operations
Net investment loss	(0.07	) (a)	(0.04	) (a)	(0.05	) (a)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.75		(4.04)		0.56		1.11	0.48

Total from investment operations	1.68		(4.08)		0.51		1.04	0.41

Less Distributions
Distributions from net realized capital gains	0.00		(0.89	) (b)	(0.79)		(0.55)	(0.35)

Total distributions	0.00		(0.89)		(0.79)		(0.55)	(0.35)

Net Asset Value, End of Period	$7.29		$5.61		$10.58		$10.86	$10.37

Total Return (%)	29.95		(41.34)		4.48		9.87	4.47
Ratio of expenses to average net assets before all reductions (%)	1.48		1.18		1.16		1.24	1.28
Ratio of expenses to average net assets net of fee waivers (%) (d)	1.45		1.18		1.16		1.24	1.28
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	1.45		1.18		1.16		1.22	1.26
Ratio of net investment loss to average net assets (%)	(1.22)		(0.48)		(0.50)		(0.62)	(0.67)
Portfolio turnover rate (%)	170		68		60		68	52
Net assets, end of period (in millions)	$7.02		$5.90		$12.76		$13.64	$14.05

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Includes tax return of capital distribution that was less than $0.01.
(c)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements. A previous contractual expense agreement expired in 2006.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to net operating losses, capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$631,828	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Loomis Sayles replaced Franklin Advisers, Inc. as the subadviser to the Portfolio on January 5, 2009.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period October 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$117,236,391	$0	$115,380,146

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$—	$1,957,737	$—	$11,410,528	$—	$30,153	$—	$13,398,418

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$20,790,218	$(45,040,542)	$(24,250,324)

As of December 31, 2009, the Portfolio had $11,441,859 in capital loss carryforwards expiring on December 31, 2016 and $33,598,683 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Small Cap Growth Portfolio (formerly, Franklin Templeton Small Cap Growth Portfolio), one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Small Cap Growth Portfolio of Metropolitan Series Fund Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. Met/Artisan Mid Cap Value Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

Artisan Partners Limited Partnership became subadviser to the Portfolio on May 1, 2009. Prior to May 1, 2009, the Portfolio was subadvised by Harris Associates L.P.

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Met/Artisan Mid Cap Value Portfolio returned 41.56%, 41.20%, and 41.34%, respectively, compared to its benchmark, the Russell Midcap® Value Index1, which returned 34.21%.

MARKET ENVIRONMENT/CONDITIONS

The following section was drafted by Harris Associates L.P. and refers to the period when they served as the Portfolio’s subadviser (January 1, 2009 to April 30, 2009)

The opening three months of 2009 delivered the sixth consecutive negative quarter for the overall equity market, yet we detected some encouraging signs amidst the atmosphere of caution that had held the market hostage for some time. While there had been many comparisons to the 1930s, we saw some important differences: government safety nets that served to cushion the economic pain, massive fiscal and monetary stimulus, falling energy costs and improvements in housing affordability which we believed were likely to deliver a recovery within a reasonable time frame. Also, credit spreads narrowed and M&A activity appeared to be increasing.

And indeed, the equity market rebound thereafter offered some welcome news to weary investors. The rally surprised many, yet our conversations with nervous clients in recent months had emphasized the large opportunity in the equity market: valuations (that had fallen way too far), survivorship (by owning businesses that would be able to ride out most any storm), and history (which argued for eventual cyclical recovery). The massive fiscal and monetary responses to the crisis helped minimize the chance of a worst-case outcome, albeit with a high cost. The economic challenges certainly remained large, but we believed markets were already incorporating a great deal of skepticism into current prices (as evidenced by massive cash reserves).

The following section was drafted by Artisan Partners Limited Partnership and refers to the period when they served as the Portfolio’s subadviser (May 1, 2009 to December 31, 2009)

Equities declined during the first two months of the year as the downturn from 2008 carried over into 2009. Equity markets bottomed on March 9 and stocks trended higher for the rest of the year, supported by a return to GDP growth in the third quarter. The consumer discretionary, materials, industrials and financials sectors led the rebound.

Our purchase activity this year reflected our commitment to our investment process of seeking attractively valued companies in sound financial condition with good business economics. We initiated positions in defense company L-3 Communications Holdings, Inc., supermarket retailer The Kroger Co., soup and food manufacturer Campbell Soup Co., and utilities companies PPL Corp., OGE Energy Corp. and American Water Works Co., Inc. We sold Baker Hughes, Inc., Thomas & Betts Corp., General Dynamics Corp., Autodesk, Inc. and Thor Industries, Inc.

PORTFOLIO REVIEW/CURRENT POSITIONING

The following section was drafted by Harris Associates L.P. and refers to the period when they served as the Portfolio’s subadviser (January 1, 2009 to April 30, 2009)

State Street, Morgan Stanley, and Weyerhaeuser had the most positive impact on performance during the period. State Street continued to gain assets and, despite a challenging operating environment, both the asset servicing and asset management areas saw a rise in new business. The company has been dealing with concerns surrounding a need to raise capital. We believed that State Street had a strong position in its industry and would be well positioned once the economic environment improves.

Morgan Stanley improved its balance sheet and was able to withstand tough capital market conditions better than its peers. During the first quarter, the company announced a major combination of its global wealth management business with Citicorp; under which Morgan Stanley would control the new joint venture at attractive terms.

Weyerhaeuser reported first quarter 2009 results that were better than expected, which lifted the stock price.

Bank of America, Starwood Hotels & Resorts, and Discover Financial Services had the most negative impact on performance during the period. Bank of America declined significantly as it digested the assets of Merrill Lynch at the beginning of the year. Although margins remained strong in many of the company’s business lines, including the combined entity’s global wealth management business, problems in the investment bank were more significant than we anticipated, and we exited the position during the first quarter.

Starwood Hotels & Resorts declined late in 2008 through first quarter 2009 given the continued downturn and uncertainty in the global travel markets. Although the near term outlook remained weak, management is executed well on costs and opportunistically added to its room base. We found this collection of brands, especially those on the upper-end, to be very attractive and believed that the company’s true value would be fully identified once the economy turns.

Discover Financial Services increased its loan loss reserve during the first quarter, leading to lower than expected earnings. This company continued to be a positive outlier relative to its competition in regards to capital levels, reserve rates and charge-offs. Though very levered to the economy, we believed this enterprise had a solid capital position and its valuation made it quite attractive.

MSF-2

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

The following section was drafted by Artisan Partners Limited Partnership and refers to the period when they served as the Portfolio’s subadviser (May 1, 2009 to December 31, 2009)

Our return since being appointed sub-advisor (May 1, 2009) through year end fell short of the Index. Although our returns in the financials, industrials, consumer discretionary and technology sectors generated positive returns, they were not as high as those in the Index. Within the financials sector, our insurance companies had the biggest negative impact on relative performance, namely Alleghany Corporation, Fidelity National Financial, Inc. and Brown & Brown, Inc. Uniform manufacturer Cintas Corporation and commercial finance company GATX Corporation weighed on returns in the industrials sector, floor coverings manufacturer Mohawk Industries, Inc. hurt performance in the consumer discretionary sector, and IT (information technology) products distributor Ingram Micro, Inc. was our weakest performer in the technology sector.

Helping relative returns was our underweight position in the utilities sector, as it was one of the weaker performers in the Index. On an absolute basis, our best performers included independent oil and natural gas exploration and production company Cimarex Energy Co., hard disk manufacturer Seagate Technology, managed-care company CIGNA Corporation and aviation electronics and communications systems manufacturer Rockwell Collins, Inc.

Relative to the benchmark at December 31, 2009, the Portfolio had an outsized investment in the industrials and technology sectors, but was significantly underweight the financials and utilities sectors. We also did not own any materials or telecommunications stocks.

James C. Kieffer, CFA

Scott C. Satterwhite, CFA

George O. Sertl, CFA

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX & THE RUSSELL MIDCAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year		10 Year	Since Inception[2]
Met/Artisan Mid Cap Value Portfolio
Class A	41.56	–	2.51	6.07	—
Class B	41.20	–	2.75	—	3.26
Class E	41.34	–	2.66	—	3.11
Russell Midcap Value Index[1]	34.21		1.98	7.58	—
Russell Midcap Index	40.48		2.43	4.98	—

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Cimarex Energy Co.	3.1
Alleghany Corp.	2.8
Nabors Industries, Ltd.	2.6
Avnet, Inc.	2.4
Ingram Micro, Inc.	2.4
Hewitt Associates, Inc.	2.2
L-3 Communications Holdings, Inc.	2.2
Omnicom Group, Inc.	2.2
Stryker Corp.	2.2
Arch Capital Group, Ltd.	2.2

Top Sectors

% of Net Assets
Industrials	21.8
Information Technology	17.7
Financials	17.0
Consumer Discretionary	12.8
Energy	7.4
Consumer Staples	7.0
Health Care	6.4
Utilities	5.7
Cash & Equivalents	4.2

MSF-4

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.85%	$1,000.00	$1,256.90	$4.84
	Hypothetical	0.85%	$1,000.00	$1,020.87	$4.33

Class B	Actual	1.10%	$1,000.00	$1,255.30	$6.25
	Hypothetical	1.10%	$1,000.00	$1,019.59	$5.60

Class E	Actual	1.00%	$1,000.00	$1,255.90	$5.69
	Hypothetical	1.00%	$1,000.00	$1,020.11	$5.09

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—95.9% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense— 4.3%
L-3 Communications Holdings, Inc.	341,400	$29,684,730
Rockwell Collins, Inc.	489,600	27,104,256

		56,788,986

Auto Components— 1.3%
BorgWarner, Inc. (a)	505,400	16,789,388

Commercial Services & Supplies— 1.8%
Cintas Corp.	942,400	24,549,520

Computers & Peripherals— 0.7%
Seagate Technology	548,500	9,977,215

Consumer Finance— 0.3%
The Student Loan Corp.	86,598	4,032,869

Diversified Consumer Services— 1.9%
H&R Block, Inc.	1,137,500	25,730,250

Electric Utilities— 1.6%
PPL Corp.	649,500	20,985,345

Electrical Equipment— 3.8%
Acuity Brands, Inc. (a)	644,785	22,980,138
Hubbell, Inc. (Class B)	596,051	28,193,212

		51,173,350

Electronic Equipment, Instruments & Components—6.8%
Arrow Electronics, Inc. (b)	911,736	26,996,503
Avnet, Inc. (b)	1,069,600	32,259,136
Ingram Micro, Inc. (b)	1,818,000	31,724,100

		90,979,739

Energy Equipment & Services— 3.2%
Nabors Industries, Ltd. (b)	1,581,500	34,619,035
Pride International, Inc. (a) (b)	249,800	7,971,118

		42,590,153

Food & Staples Retailing— 3.8%
Sysco Corp.	804,500	22,477,730
The Kroger Co.	1,374,200	28,212,326

		50,690,056

Food Products— 3.2%
Campbell Soup Co.	619,700	20,945,860
H.J. Heinz Co.	505,600	21,619,456

		42,565,316

Health Care Equipment & Supplies— 2.2%
Stryker Corp.	569,300	28,675,641

Health Care Providers & Services— 2.9%
Cardinal Health, Inc.	405,000	13,057,200
CIGNA Corp.	740,100	26,103,327

		39,160,527

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—2.2%
Burger King Holdings, Inc. (a)	1,276,900	$24,031,258
Carnival Corp. (b)	156,100	4,946,809

		28,978,067

Household Durables—1.4%
Mohawk Industries, Inc. (a) (b)	381,530	18,160,828

Insurance—15.2%
Alleghany Corp. (b)	133,748	36,914,448
Allied World Assurance Co. Holdings, Ltd.	475,477	21,905,225
Arch Capital Group, Ltd. (b)	400,300	28,641,465
Brown & Brown, Inc.	964,000	17,323,080
Fidelity National Financial, Inc.	2,074,200	27,918,732
The Allstate Corp.	915,800	27,510,632
The Progressive Corp. (b)	1,295,300	23,302,447
W.R. Berkley Corp.	770,900	18,994,976

		202,511,005

IT Services—5.5%
Hewitt Associates, Inc. (a) (b)	707,900	29,915,854
SAIC, Inc. (a) (b)	1,228,800	23,273,472
Total System Services, Inc. (a)	1,190,500	20,559,935

		73,749,261

Leisure Equipment & Products—1.8%
Mattel, Inc.	1,168,400	23,344,632

Life Sciences Tools & Services—1.3%
Covance, Inc. (a) (b)	325,300	17,751,621

Machinery—1.9%
Dover Corp.	600,300	24,978,483

Marine—0.8%
Alexander & Baldwin, Inc.	296,200	10,138,926

Media—3.9%
Marvel Entertainment, Inc. (b)	429,700	23,238,176
Omnicom Group, Inc.	735,800	28,806,570

		52,044,746

Multi-Utilities—3.1%
OGE Energy Corp.	553,300	20,411,237
SCANA Corp.	566,500	21,345,720

		41,756,957

Oil, Gas & Consumable Fuels—4.2%
Cimarex Energy Co.	774,600	41,030,562
EOG Resources, Inc.	151,800	14,770,140

		55,800,702

Professional Services—6.5%
Dun & Bradstreet Corp.	278,700	23,513,919
Equifax, Inc.	924,300	28,551,627

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—(Continued)
Manpower, Inc.	298,300	$16,281,214
Robert Half International, Inc. (a)	658,600	17,604,378

		85,951,138

Real Estate Investment Trusts—1.5%
Annaly Capital Management, Inc.	1,175,600	20,396,660

Road & Rail—1.6%
Ryder System, Inc.	518,600	21,350,762

Semiconductors & Semiconductor Equipment—3.9%
Analog Devices, Inc.	642,500	20,290,150
Lam Research Corp. (a) (b)	174,800	6,853,908
National Semiconductor Corp. (a)	1,596,600	24,523,776

		51,667,834

Software—0.7%
Synopsys, Inc. (b)	434,300	9,676,204

Specialty Retail—0.4%
AutoZone, Inc. (b)	35,400	5,595,678

Trading Companies & Distributors—1.2%
GATX Corp. (a)	559,400	16,082,750

Water Utilities—1.0%
American Water Works Co., Inc.	594,600	13,324,986

Total Common Stock (Identified Cost $1,045,422,664)		1,277,949,595

Short Term Investments—9.5%
Security Description	Shares/Par Amount	Value*

Mutual Funds—5.5%
State Street Navigator Securities Lending Prime Portfolio (c)	72,624,399	$72,624,399

Repurchase Agreement—4.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $53,743,030 on 01/04/10, collateralized by $49,445,000 Federal National Mortgage Association due 10/18/16 with a value of $54,822,144.	$53,743,000	53,743,000

Total Short Term Investments (Identified Cost $126,367,399)		126,367,399

Total Investments—105.4% (Identified Cost $1,171,790,063) (d)		1,404,316,994
Liabilities in excess of other assets		(72,345,224)

Net Assets—100.0%		$1,331,971,770

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $69,839,055 and the collateral received consisted of cash in the amount of $72,624,399. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,182,822,270 and the composition of unrealized appreciation and depreciation of investment securities was $229,982,511 and $(8,487,787), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$1,277,949,595	$—	$—	$1,277,949,595
Short Term Investments
Mutual Funds	72,624,399	—	—	72,624,399
Repurchase Agreement	—	53,743,000	—	53,743,000
Total Short Term Investments	72,624,399	53,743,000	—	126,367,399
Total Investments	$1,350,573,994	$53,743,000	$—	$1,404,316,994

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,404,316,994
Cash		722
Receivable for:
Securities sold		4,917,991
Fund shares sold		281,229
Accrued interest and dividends		2,861,939

Total Assets		1,412,378,875
Liabilities
Payable for:
Securities purchased	$4,650,429
Fund shares redeemed	1,924,370
Collateral for securities loaned	72,624,399
Accrued expenses:
Management fees	907,478
Distribution and service fees	89,906
Deferred directors’ fees	15,606
Other expenses	194,917

Total Liabilities		80,407,105

Net Assets		$1,331,971,770

Net assets consists of:
Paid in surplus		$1,713,358,886
Undistributed net investment income		9,279,721
Accumulated net realized losses		(623,193,768)
Unrealized appreciation on investments		232,526,931

Net Assets		$1,331,971,770

Net Assets
Class A		$857,007,858
Class B		353,658,477
Class E		121,305,435
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		5,785,233
Class B (5,000,000)		2,446,503
Class E (5,000,000)		829,378
Net Asset Value, Offering and Redemption Price Per Share
Class A		$148.14
Class B		144.56
Class E		146.26

(a)	Identified cost of investments was $1,171,790,063.
(b)	Includes securities loaned at value of $69,839,055.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$18,913,448
Interest (a)		383,805

		19,297,253
Expenses
Management fees	$8,478,667
Distribution and service fees—Class B	741,975
Distribution and service fees—Class E	159,728
Directors’ fees and expenses	36,688
Custodian and accounting	82,870
Audit and tax services	35,651
Legal	42,139
Shareholder reporting	316,920
Insurance	15,921
Miscellaneous	15,364

Total expenses	9,925,923
Less broker commission recapture	(30,901)	9,895,022

Net Investment Income		9,402,231

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(343,990,457)
Futures contracts	(197,539)	(344,187,996)

Net change in unrealized appreciation on:
Investments		714,755,323

Net realized and unrealized gain		370,567,327

Net Increase in Net Assets From Operations		$379,969,558

(a)	Includes net income on securities loaned of $377,316.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,402,231	$9,829,831
Net realized loss	(344,187,996)	(279,034,548)
Net change in unrealized appreciation (depreciation)	714,755,323	(474,093,714)

Increase (decrease) in net assets from operations	379,969,558	(743,298,431)

From Distributions to Shareholders
Net investment income
Class A	(6,345,679)	(3,843,469)
Class B	(2,431,846)	(163,747)
Class E	(1,017,781)	(283,999)

	(9,795,306)	(4,291,215)

Net realized gain
Class A	0	(118,433,659)
Class B	0	(49,938,152)
Class E	0	(19,246,959)

	0	(187,618,770)

Total distributions	(9,795,306)	(191,909,985)

Increase (decrease) in net assets from capital share transactions	107,084,109	(226,948,280)

Total increase (decrease) in net assets	477,258,361	(1,162,156,696)

Net Assets
Beginning of the period	854,713,409	2,016,870,105

End of the period	$1,331,971,770	$854,713,409

Undistributed Net Investment Income
End of the period	$9,279,721	$9,703,696

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,269,138	$265,142,951	1,066,502	$164,423,922
Reinvestments	56,856	6,345,679	677,023	122,277,128
Redemptions	(1,197,701)	(138,989,171)	(2,779,087)	(497,467,176)

Net increase (decrease)	1,128,293	$132,499,459	(1,035,562)	$(210,766,126)

Class B
Sales	246,858	$28,721,600	245,342	$36,268,149
Reinvestments	22,290	2,431,846	284,041	50,101,899
Redemptions	(358,469)	(42,193,706)	(558,388)	(92,348,517)

Net decrease	(89,321)	$(11,040,260)	(29,005)	$(5,978,469)

Class E
Sales	38,185	$4,440,450	89,986	$11,844,253
Reinvestments	9,226	1,017,781	109,478	19,530,958
Redemptions	(168,552)	(19,833,321)	(254,653)	(41,578,896)

Net decrease	(121,141)	$(14,375,090)	(55,189)	$(10,203,685)

Increase (decrease) derived from capital share transactions		$107,084,109		$(226,948,280)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$105.95	$219.43	$269.23	$265.37	$243.86

Income (Loss) From Investment Operations
Net investment income	1.19 (a)	1.29 (a)	0.73 (a)	1.41	0.78
Net realized and unrealized gain (loss) on investments	42.37	(93.36)	(15.83)	28.89	23.48

Total from investment operations	43.56	(92.07)	(15.10)	30.30	24.26

Less Distributions
Distributions from net investment income	(1.37)	(0.67)	(1.51)	(0.83)	(0.11)
Distributions from net realized capital gains	0.00	(20.74)	(33.19)	(25.61)	(2.64)

Total distributions	(1.37)	(21.41)	(34.70)	(26.44)	(2.75)

Net Asset Value, End of Period	$148.14	$105.95	$219.43	$269.23	$265.37

Total Return (%)	41.56	(46.00)	(6.84)	12.45	9.98
Ratio of expenses to average net assets before all reductions (%)	0.85	0.78	0.76	0.78	0.77
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.85	0.78	0.75	0.78	0.77
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.85	0.78	0.75	0.78	0.77
Ratio of net investment income to average net assets (%)	0.97	0.77	0.30	0.60	0.35
Portfolio turnover rate (%)	143	58	68	50	25
Net assets, end of period (in millions)	$857.01	$493.39	$1,249.12	$1,230.43	$1,024.62

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$103.30	$214.35	$263.76	$260.34	$239.96

Income (Loss) From Investment Operations
Net investment income	0.84 (a)	0.92 (a)	0.10 (a)	0.91	0.22
Net realized and unrealized gain (loss) on investments	41.39	(91.16)	(15.46)	28.36	22.80

Total from investment operations	42.23	(90.24)	(15.36)	29.27	23.02

Less Distributions
Distributions from net investment income	(0.97)	(0.07)	(0.86)	(0.24)	0.00
Distributions from net realized capital gains	0.00	(20.74)	(33.19)	(25.61)	(2.64)

Total distributions	(0.97)	(20.81)	(34.05)	(25.85)	(2.64)

Net Asset Value, End of Period	$144.56	$103.30	$214.35	$263.76	$260.34

Total Return (%)	41.20	(46.13)	(7.07)	12.17	9.71
Ratio of expenses to average net assets before all reductions (%)	1.10	1.03	1.01	1.03	1.02
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.10	1.03	1.00	1.03	1.02
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.10	1.03	1.00	1.03	1.02
Ratio of net investment income to average net assets (%)	0.71	0.57	0.04	0.35	0.10
Portfolio turnover rate (%)	143	58	68	50	25
Net assets, end of period (in millions)	$353.66	$261.95	$549.78	$665.31	$613.22

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$104.55	$216.73	$266.33	$262.59	$241.77

Income (Loss) From Investment Operations
Net investment income	0.97 (a)	1.07 (a)	0.34 (a)	1.21	0.49
Net realized and unrealized gain (loss) on investments	41.87	(92.21)	(15.63)	28.59	22.97

Total from investment operations	42.84	(91.14)	(15.29)	29.80	23.46

Less Distributions
Distributions from net investment income	(1.13)	(0.30)	(1.12)	(0.45)	0.00
Distributions from net realized capital gains	0.00	(20.74)	(33.19)	(25.61)	(2.64)

Total distributions	(1.13)	(21.04)	(34.31)	(26.06)	(2.64)

Net Asset Value, End of Period	$146.26	$104.55	$216.73	$266.33	$262.59

Total Return (%)	41.34	(46.08)	(6.98)	12.28	9.81
Ratio of expenses to average net assets before all reductions (%)	1.00	0.93	0.91	0.93	0.92
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.00	0.93	0.90	0.93	0.92
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	1.00	0.93	0.90	0.93	0.92
Ratio of net investment income to average net assets (%)	0.81	0.66	0.14	0.44	0.19
Portfolio turnover rate (%)	143	58	68	50	25
Net assets, end of period (in millions)	$121.31	$99.38	$217.97	$274.83	$290.26

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	The Portfolio had previously entered into a contractual agreement to limit Portfolio expenses which expired in 2008.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Met/Artisan Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price.

MSF-13

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-14

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclasses, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers as of May 1, 2009	Based on Portfolios average daily net asset levels
$8,478,667	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Prior to May 1, 2009, the advisory fee rate for the Portfolio was at the annual rate of 0.750% of the first $1 billion of the Portfolio’s average daily net assets; 0.700% of the next $1.5 billion; 0.675% of the next $2.5 billion; and 0.650% on amounts in excess of $5 billion.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Harris Associates, L.P. was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2009 through April 30, 2009. Effective May 1, 2009, Artisan Partners Limited Partnership became subadviser to the Portfolio and receives compensation for providing subadvisory services thereto.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,535,253,996	$0	$1,433,811,035

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30-May 1, 2009, the Portfolio has $35,010,443 in equity index futures contracts exposure. At December 31, 2009, the Portfolio did not have any open futures contacts. For the year ended December 31, 2009, the Portfolio had realized losses in the amount of $197,539 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-16

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$9,795,306	$57,371,161	$—	$134,538,824	$—	$—	$9,795,306	$191,909,985

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$9,295,327	$—	$221,494,724	$(612,161,561)	$(381,371,510)

As of December 31, 2009, the Portfolio had $202,228,604 in capital loss carryforwards expiring on December 31, 2016 and $409,932,957 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable regulated to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Artisan Mid Cap Value Portfolio (formerly, Harris Oakmark Focused Value Portfolio), one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Artisan Mid Cap Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders held on April 30, 2009, the shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To approve a new subadvisory agreement between MetLife Advisers, LLC and Artisan Partners Limited Partnership regarding the Harris Oakmark Focused Value Portfolio. [Implementation of this Proposal 1 is contingent upon the approval of Proposal 2 below.]	6,932,223.682	599,154.624	661,203.454	8,192,581.760

2. To approve an amended and restated advisory agreement between Metropolitan Series Fund, Inc. on behalf of the Harris Oakmark Focused Value Portfolio, and MetLife Advisers, LLC.	6,944,482.037	591,031.746	657,067.978	8,192,581.760

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-22

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-23

Metropolitan Series Fund, Inc.

Met/Artisan Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Met/Dimensional International Small Company Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, and B shares of the Met/Dimensional International Small Company Portfolio returned 43.11% and 42.72%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World (ex-U.S.) Small Cap Index1, which returned 50.82%.

MARKET ENVIRONMENT/CONDITIONS

2009 was an excellent year for developed market equities, with the MSCI World ex-U.S. Index gaining almost 34% in the year. As in the case of the United States, the year was characterized by two very distinct periods. From January through early March, equity prices continued to decline at a very fast pace, with the MSCI World ex-U.S. Index falling by more than 25% during that period. From early March until December, on the other hand, developed markets gained more than 60% as fears of a systemic collapse of the world economy abated, financial markets showed signs of stabilization, and some developed countries started to grow again.

Developed market equity returns for U.S. investors benefited from the relative weakness of the U.S. dollar which depreciated against all major currencies except the yen. The overall impact of currency fluctuations on the dollar-denominated returns of developed market equities was to increase those returns by over 8%.

The strongest sectors in 2009 were materials, financials, and energy, while the weakest sectors were utilities, health care, and telecommunications services. Using the MSCI World ex-U.S. indices as proxies, value stocks in developed markets greatly outperformed growth stocks across both size categories in 2009. Small cap value stocks outperformed small cap growth stocks by 3.5%, while large cap value stocks outperformed large cap growth stocks by 6.5%. Along the market capitalization dimension, small caps outperformed large caps by 17.9% in 2009.

Dimensional’s investment philosophy has remained consistent through different market conditions and is founded on the belief that market prices accurately reflect most available information about fundamental values, including information about the likely impact of different events on economic and market conditions, most of the time but not always. Dimensional also believes that markets are always moving toward equilibrium, so that, in the long term, the standard risk-return relationship will hold. For that reason, rather than trying to determine whether markets are getting prices exactly right or just about right, it is more important to remain focused on that long-term horizon, ensuring a proper asset allocation, and proper diversification within the Portfolio.

We have seen some changes in eligible names for the Portfolio due to our supplementary qualitative and momentum screens. For example, qualitative screens exclude companies in extreme financial distress or those in bankruptcy from the Portfolio’s buy universe. Additionally, we apply momentum screens to avoid buying or underweight stocks that have been falling steeply in price relative to the market. There is also natural turnover in the Portfolio through the use of quantitative screens, selling stocks that become too large and potentially purchasing stocks whose market capitalization has dropped and is now eligible for our buy range.

PORTFOLIO REVIEW/CURRENT POSITIONING

Over the one year period ending December 31, 2009, the Portfolio had a smaller allocation to Scandinavian securities relative to the MSCI World ex-U.S. Small Cap Index, which was one of the better performing regions for the period and that, along with other allocation differences across regions, had a negative impact on the Portfolio’s relative performance. Composition differences within regions, especially in Continental Europe, also had a negative impact on relative performance. Within the different market capitalization segments, differences in Portfolio composition, especially in the $151 million to $442 million capitalization range, had a negative and stronger impact on relative performance. Additionally, composition differences between the Portfolio and Index among sectors, especially in the industrials and materials sectors, had a negative and stronger impact on relative performance.

The Portfolio’s greater allocation to the smallest stocks in the Index, which greatly outperformed relative to the rest of the small cap universe, and other differences in allocation across the market capitalization segments had a positive impact on relative performance. The Portfolio’s smaller allocation than the Index to securities in the financial sector, which underperformed relative to most other sectors, and other allocation differences across sectors between the Portfolio and the Index also had a positive impact on relative performance.

Karen Umland, CFA

Portfolio Manager

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD (EX-U.S.) SMALL CAP INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Met/Dimensional International Small Company Portfolio
Class A	43.11	—	—	37.77
Class B	42.72	—	—	37.44
MSCI World (ex-U.S.) Small Cap Index[1]	50.82	—	—	44.17

1 The MSCI World (ex-U.S.) Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between USD $62 million and $4 billion across 22 developed markets, excluding the United States. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Meggitt plc	0.4
Tomkins plc	0.4
Mondi plc	0.4
Informa plc	0.3
SSL International plc	0.3
Aixtron AG	0.3
Catlin Group, Ltd.	0.3
Boliden AB	0.3
Clariant AG	0.3
Bilfinger Berger AG	0.3

Top Countries

% of Net Assets
Japan	21.9
United Kingdom	16.0
Canada	10.4
Australia	8.0
Germany	5.4
Switzerland	4.6
France	4.6
Italy	3.4
Finland	3.0
Sweden	2.9

MSF-3

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.98%	$1,000.00	$1,218.80	$5.48
	Hypothetical	0.98%	$1,000.00	$1,020.21	$4.99

Class B	Actual	1.23%	$1,000.00	$1,217.50	$6.87
	Hypothetical	1.23%	$1,000.00	$1,018.93	$6.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.5% of Net Assets

Security Description	Shares	Value*

Australia—8.0%
Acrux, Ltd. (a)	17,313	$33,630
Adelaide Brighton, Ltd.	179,392	438,902
Aditya Birla Minerals, Ltd.	15,019	16,302
AED Oil, Ltd. (a)	61,261	32,668
Aevum, Ltd.	10,395	13,002
AJ Lucas Group, Ltd. (b)	26,227	96,801
Alchemia, Ltd. (a)	47,934	30,755
Alchemia, Ltd. (New Shares) (a) (c)	8,715	5,633
AlesCo.Corp., Ltd. (b)	53,425	225,705
Alkane Resources, Ltd. (a)	35,047	10,945
Alliance Resources, Ltd. (a)	81,385	43,464
Allied Gold, Ltd. (a)	32,572	9,672
Amalgamated Holdings, Ltd.	3,168	15,860
Amcom Telecommunications, Ltd.	120,520	30,151
Andean Resources, Ltd. (a)	157,856	364,476
Ansell, Ltd.	51,631	503,176
Antares Energy, Ltd. (a)	19,292	10,381
APA Group	184,711	575,786
Apex Minerals NL (a)	754,434	24,085
APN News & Media, Ltd.	165,897	341,859
Aquila Resources, Ltd. (a)	101,768	1,004,123
ARB Corp., Ltd.	20,809	95,435
Aristocrat Leisure, Ltd.	13,737	49,003
ASG Group, Ltd.	25,090	23,177
Atlas Iron, Ltd. (b)	85,033	142,222
Ausdrill, Ltd.	28,696	52,958
Ausenco., Ltd. (b)	28,077	113,211
Austal, Ltd.	17,351	36,064
Austar United Communications, Ltd. (a)	290,053	366,135
Austbrokers Holdings, Ltd.	9,654	46,160
Austereo Group, Ltd.	43,587	67,061
Austin Engineering, Ltd.	10,214	29,150
Australian Agricultural Co., Ltd.	85,033	113,656
Australian Infrastructure Fund (b)	204,797	324,816
Australian Pharmaceutical Industries, Ltd. (b)	157,007	96,518
Australian Worldwide Exploration, Ltd. (a)	209,801	523,393
Automotive Holdings Group	53,659	112,603
Avexa, Ltd. (a)	129,428	17,862
Avoca Resources, Ltd. (a)	88,015	141,703
AWB, Ltd.	475,246	479,406
Bank of Queensland, Ltd.	62,044	633,898
Bannerman Resources, Ltd. (a)	24,000	15,465
Beach Petroleum, Ltd.	492,346	405,026
Bendingo Mining, Ltd.	45,078	10,062
Berkeley Resources, Ltd. (a)	9,411	9,955
Bionomics, Ltd. (a)	51,919	17,395
Biota Holdings, Ltd. (a)	30,140	64,476
Blackmores, Ltd.	2,965	55,333
Boulder Steel, Ltd. (a)	19,202	3,293
Bow Energy, Ltd. (a)	18,501	22,094
Braddken, Ltd.	46,881	283,886
Brockman Resources, Ltd.	13,011	27,425
BT Investment Management, Ltd.	662	1,808
Cabcharge Australia, Ltd. (b)	51,760	277,830
Campbell Brothers, Ltd.	22,459	603,986
Cape Lambert Iron Ore, Ltd. (a)	61,000	28,760
Cardno, Ltd.	13,224	52,258

Security Description	Shares	Value*

Australia—(Continued)
Carnarvon Petroleum, Ltd. (a)	261,557	$142,588
Carnegie Corp., Ltd. (a)	63,298	9,016
Cash Converters International, Ltd.	68,077	40,052
Catalpa Resources, Ltd. (a)	9,508	11,783
CBH Resources, Ltd. (a)	71,836	6,414
Cellestis, Ltd. (a)	17,225	50,406
Centamin Egypt, Ltd. (a)	111,248	213,357
Centennial Coal Co., Ltd.	188,075	667,808
Ceramic Fuel Cells, Ltd. (a)	86,397	17,578
CGA Mining, Ltd. (a)	7,066	13,596
Challenger Financial Services Group, Ltd.	282,888	1,061,118
Chemgenex Pharmaceuticals, Ltd.	34,831	30,540
Citadel Resource Group, Ltd. (a)	140,843	47,124
Clean Seas Tuna, Ltd. (a)	857	203
Clough, Ltd.	89,000	75,393
Coal of Africa, Ltd. (a) (b)	49,689	83,674
Coffey International, Ltd.	20,603	39,505
ConnectEast Group	1,616,416	626,082
Conquest Mining, Ltd. (a)	8,485	3,761
Consolidated Media Holdings, Ltd.	84,026	230,170
Corporate Express Australia, Ltd.	31,332	110,563
Count Financial, Ltd.	64,404	75,453
Crane Group, Ltd.	44,570	375,688
CSG, Ltd.	40,267	75,501
CSG, Ltd. (Placement Shares) (a) (c)	1,678	3,178
Cudeco, Ltd. (a)	51,210	228,932
Customers, Ltd. (a)	24,770	64,832
Deep Yellow, Ltd. (a)	335,540	91,823
Devine, Ltd.	33,449	12,891
Dominion Mining, Ltd.	30,667	97,635
Domino’s Pizza Enterprises, Ltd.	11,943	57,784
Downer EDI, Ltd.	64,322	535,812
DUET Group	112,486	180,824
DWS Advanced Business Solutions, Ltd.	7,052	9,684
Eastern Star Gas, Ltd. (a) (b)	283,602	208,126
Elders, Ltd. (a)	150,880	208,535
Emeco Holdings, Ltd.	86,049	60,318
Energy Developments, Ltd.	55,645	135,068
Energy World Corp., Ltd. (b)	130,546	45,574
Envestra, Ltd.	466,913	212,497
Eservglobal, Ltd.	43,068	21,551
Extract Resources, Ltd. (a)	10,618	78,743
Fantastic Holdings, Ltd.	250	935
Ferraus, Ltd. (a)	33,559	19,706
FKP Property Group	487,357	341,331
Fleetwood Corp., Ltd.	34,267	244,252
FlexiGroup, Ltd.	47,812	67,292
Flight Centre, Ltd. (b)	23,212	380,624
Flinders Mines, Ltd. (a)	330,186	42,833
Geodynamics, Ltd. (a)	82,317	61,258
Ginalbie Metals, Ltd. (a)	46,862	43,958
Giralia Resources NL (a)	17,184	22,175
Goodman Fielder, Ltd.	179,889	261,683
GrainCorp., Ltd.	39,894	220,730
Grange Resources, Ltd. (a)	120,000	28,955
GUD Holdings, Ltd.	29,831	239,845
Gunns, Ltd. (b)	443,508	369,819

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
GWA International, Ltd.	125,722	$358,302
Hastie Group, Ltd.	42,208	71,207
Healthscope, Ltd.	112,833	510,195
Heron Resources, Ltd. (a)	35,984	9,152
Highlands Pacific, Ltd. (a)	43,800	13,431
Hillgrove Resources, Ltd.	42,437	16,021
Hills Industries, Ltd.	34,454	62,573
Horizon Oil, Ltd.	168,963	54,832
Icon Energy, Ltd. (a)	62,957	22,138
iiNET, Ltd.	26,220	43,706
Imdex, Ltd.	32,018	20,187
IMF Australia, Ltd.	20,681	35,633
Independence Group NL	18,526	79,407
Indophil Resources NL (a)	55,747	60,805
Industrea, Ltd.	346,743	138,964
Infigen Energy	389,202	484,383
Infomedia, Ltd.	27,603	7,892
Integrated Research, Ltd.	3,354	1,514
Intrepid Mines, Ltd. (a)	32,087	8,256
Invocare, Ltd.	52,080	286,665
IOOF Holdings, Ltd.	107,724	581,351
Iress Market Technology, Ltd.	51,660	395,777
iSOFT Group, Ltd. (b)	340,747	234,076
Ivanhoe Australia, Ltd. (a)	11,622	37,742
Jabiru Metals, Ltd. (a)	39,865	14,607
JB Hi-Fi, Ltd.	33,881	680,991
Kagara, Ltd.	14,017	13,017
Karoon Gas Australia, Ltd. (a)	46,666	438,217
Kingsgate Consolidated, Ltd.	11,257	92,129
Linc Energy, Ltd. (a) (b)	119,994	169,371
Lynas Corp., Ltd. (a)	87,431	42,429
MAC Services Group	53,361	103,922
MacArthur Coal, Ltd. (b)	86,339	860,269
Macmahon Holdings, Ltd.	344,513	187,152
Magma Metals, Ltd. (a)	16,157	10,596
Mantra Resources, Ltd. (a)	7,198	30,538
McMillan Shakespeare, Ltd.	4,491	16,364
McPherson’s Ltd.	14,088	42,676
Medusa Mining, Ltd.	9,263	30,701
Melbourne IT, Ltd.	22,043	34,855
Mermaid Marine Australia, Ltd. (b)	80,609	218,063
Mesoblast, Ltd. (a)	14,458	17,542
Metals X, Ltd. (a)	122,921	10,533
Minara Resources, Ltd.	40,399	28,952
Mincor Resources NL	26,000	41,041
Mineral Deposits, Ltd. (a)	18,516	16,157
Mineral Resources, Ltd.	53,299	333,670
Mirabela Nickel, Ltd. (a) (b)	33,902	75,151
Mitchell Communications Group, Ltd.	82,410	59,975
Molopo Australia, Ltd.	26,373	31,433
Moly Mines, Ltd. (a)	9,511	7,089
Monadelphous Group, Ltd.	29,097	371,378
Mortgage Choice, Ltd.	27,374	29,358
Mount Gibson Iron, Ltd.	165,955	241,673
Murchison Metals, Ltd. (a)	41,545	91,936
Navitas, Ltd.	125,279	459,117
Neptune Marine Services, Ltd. (a)	74,800	43,090

Security Description	Shares	Value*

Australia—(Continued)
Nexbis, Ltd. (a)	76,189	$13,500
NIB Holdings, Ltd.	58,311	68,322
Nido Petroleum, Ltd. (a)	455,291	74,593
Nomad Building Solutions, Ltd.	11,624	6,781
Northern Iron, Ltd. (a)	3,705	4,147
NRW Holdings, Ltd.	33,701	59,637
Oakton, Ltd.	32,057	90,118
Pacific Brands, Ltd.	738,497	740,449
PanAust, Ltd. (a)	832,126	415,094
Panoramic Resources, Ltd.	34,411	71,105
PaperlinX, Ltd.	340,846	193,776
Peet, Ltd.	8,464	15,756
Perilya, Ltd.	66,954	39,421
Perpetual, Ltd. (b)	13,103	432,180
Perseus Mining, Ltd. (a)	11,759	18,457
Pharmaxis, Ltd. (a) (b)	99,632	241,272
Photon Group, Ltd.	47,875	61,515
Platinum Australia, Ltd. (a)	54,586	50,185
PMP, Ltd.	68,427	47,335
Premier Investments, Ltd.	18,416	136,218
Prime Media Group, Ltd.	1,115	780
Programmed Maintenance Services, Ltd.	17,649	60,380
Ramsay Health Care, Ltd.	27,077	263,797
RCR Tomlinson, Ltd.	13,292	11,470
Realestate.com.au, Ltd. (a)	13,536	117,056
Reckon, Ltd.	1,250	2,039
Redflex Holdings, Ltd.	17,543	32,469
Regional Express Holdings, Ltd. (a)	9,952	11,121
Resolute Mining, Ltd.	63,526	59,266
Retail Food Group, Ltd.	14,695	34,774
Reverse Corp., Ltd.	4,030	1,482
RHG, Ltd. (a)	70,192	33,872
Ridley Corp., Ltd.	42,046	41,242
Riversdale Mining, Ltd.	11,862	76,157
Roc Oil Co., Ltd. (a)	64,541	38,335
S.A.I. Global, Ltd.	60,794	218,568
Salmat, Ltd.	36,428	136,869
Sedgman, Ltd.	34,582	46,755
Seek, Ltd.	85,562	525,494
Select Harvests, Ltd.	1,697	5,874
Servcorp, Ltd.	6,704	21,297
Service Stream, Ltd.	5,964	1,965
Seven Network, Ltd.	41,311	254,988
Sigma Pharmaceuticals, Ltd.	621,692	550,143
Silex Systems, Ltd. (a)	34,936	190,524
Silver Lake Resources, Ltd. (a)	24,503	22,999
Sirtex Medical, Ltd. (a)	3,310	22,362
Skilled Group, Ltd.	2,328	4,111
SMS Management & Technology, Ltd.	27,181	135,555
Southern Cross Media Group	176,836	303,412
Spark Infrastructure Group	395,968	489,273
Sphere Investments, Ltd. (a)	6,052	5,484
Spotless Group, Ltd.	109,509	287,329
St. Barbara, Ltd. (a)	760,015	197,232
Starpharma Holdings, Ltd. (a)	36,052	22,495
Straits Resources, Ltd.	39,613	60,727
Strike Resources, Ltd. (a)	13,614	8,479

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
STW Communications Group, Ltd.	68,875	$46,093
Sundance Resources, Ltd. (a)	197,654	27,051
Sunland Group, Ltd.	93,411	68,527
Super Cheap Auto Group, Ltd.	13,257	63,945
Swick Mining Services, Ltd. (a)	44,723	22,394
Tap Oil, Ltd.	38,500	40,085
Tassal Group, Ltd.	60,998	95,609
Technology One, Ltd.	31,491	23,278
Ten Network Holdings, Ltd.	186,334	269,836
Terramin Australia, Ltd. (a)	34,330	24,824
TFS Corp., Ltd.	28,228	24,342
Thakral Holdings Group (REIT)	143,461	44,221
The Reject Shop, Ltd.	11,148	140,800
Timbercorp, Ltd. (b) (c) (d)	175,921	0
Tower Australia Group, Ltd.	153,063	390,028
Tox Free Solutions, Ltd. (a)	14,167	32,389
TPG Telecom, Ltd.	110,030	163,431
Transfield Services Infrastructure Fund	91,018	89,253
Transfield Services, Ltd.	100,472	379,186
Troy Resources NL	14,021	29,691
United Group, Ltd.	50,664	644,728
United Minerals Corp. NL (a)	6,636	7,655
UXC, Ltd.	64,870	45,469
Victoria Petroleum NL (a)	28,892	8,021
Village Roadshow, Ltd.	2,070	3,433
Virgin Blue Holdings, Ltd.	197,941	103,519
Watpac, Ltd.	29,346	39,279
Wattyl, Ltd.	14,111	13,228
WDS, Ltd.	58,280	94,177
West Australian Newspapers Holdings, Ltd.	34,952	250,968
Western Areas NL	55,986	249,828
White Energy Co., Ltd. (a)	24,864	53,153
Whitehaven Coal, Ltd.	78,576	365,538
WHK Group, Ltd.	45,615	43,588
Wide Bay Australia, Ltd.	4,885	41,016
Wotif.com Holdings, Ltd.	40,762	252,410

		37,422,665

Austria—1.2%
A-TEC Industries AG	1,749	21,652
Agrana Beteiligungs AG	1,493	134,817
Andritz AG	17,975	1,037,615
Austriamicrosystems AG (a)	663	14,452
bwin Interactive Entertainment AG (a)	12,484	743,784
BWT AG	1,528	42,478
Constantia Packaging AG	834	43,467
EVN AG	7,874	147,675
Flughafen Wien AG	5,320	265,576
Intercell AG (a)	15,606	577,366
Lenzing AG	164	58,354
Mayr Melnhof Karton AG	3,602	370,513
Oberbank AG	174	10,648
Oesterreichische Post AG (b)	17,148	467,784
Palfinger AG	5,413	120,472
RHI AG (a)	10,313	239,022
Rosenbauer International AG	555	23,003

Security Description	Shares	Value*

Austria—(Continued)
Schoeller-Bleckmann Oilfield Equipment AG	4,650	$222,580
Wienerberger AG	58,361	1,059,232
Wolford AG	856	13,606
Zumtobel AG	16,383	319,819

		5,933,915

Belgium—1.3%
Ackermans & van Haaren NV	10,412	774,785
AGFA-Gevaert NV	65,000	416,129
Banque Nationale de Belgique	88	428,621
Barco NV	601	24,365
Bekaert S.A.	2,264	350,323
Compagnie d’Entreprises CFE	3,390	171,434
Compagnie Immobiliere de Belgique S.A.	1,022	36,037
Compagnie Maritime Belge S.A.	2,195	64,954
D’ieteren S.A.	770	306,371
Deceuninck NV	21,765	45,149
Deceuninck Plastics	17,412	50
Devgen (a)	1,589	26,881
Econocom Group	3,742	55,574
Elia System Operator S.A.	2,933	114,829
Euronav NV	11,341	246,730
EVS Broadcast Equipment S.A.	4,586	292,280
Exmar NV	2,923	23,753
Hamon & CIE S.A.	120	4,696
International Brachytherapy (a)	1,082	5,736
IRIS	560	34,165
Kinepolis	1,629	68,361
Melexis NV	5,734	55,623
Nyrstar (b)	9,933	117,296
Omega Pharma S.A.	8,374	419,326
Option NV	9,790	10,697
RealDolmen Str VV	42	7
RealDolmen Str VV (Post Reverse Split Shares)	737	13,998
Recticel S.A.	4,073	29,156
Sipef S.A.	1,740	86,782
Telenet Group Holding NV (a)	19,458	551,974
Tessenderlo Chemie NV	3,713	122,059
ThromboGenics NV (a)	2,685	57,558
Umicore S.A.	35,678	1,187,950
Van de Velde	2,138	90,056

		6,233,705

Bermuda—1.7%
ABC Communications Holdings, Ltd. (HKD) (a)	38,000	14,359
Alco Holdings, Ltd. (HKD)	52,000	19,399
Apac Resources, Ltd. (HKD) (a)	640,000	37,830
Arts Optical International Holdings (HKD)	2,000	924
Asia Satellite Telecommunications Holdings, Ltd. (HKD)	43,000	60,802
Beijing Enterprises Water Group, Ltd. (HKD) (a)	460,000	152,505
Burwill Holdings, Ltd. (HKD) (a)	258,000	21,752
BW Offshore, Ltd. (NOK) (a)	37,000	54,263
C C Land Holdings, Ltd. (HKD)	610,000	281,199
Cafe de Coral Holdings, Ltd. (HKD)	24,000	54,752
Catlin Group, Ltd. (GBP)	266,277	1,461,862

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Century City International (HKD)	364,000	$26,739
Champion Technology Holdings, Ltd. (HKD)	532,000	17,356
Chen Hsong Holdings (HKD)	64,000	18,026
Chevalier International Holdings, Ltd. (HKD)	30,000	26,445
China Electronics Corp. Holdings Co., Ltd. (HKD)	100,000	14,871
China Ocean Shipbuilding Industry Group, Ltd. (HKD) (a)	160,800	6,086
China Public Procurement, Ltd. (HKD) (a)	136,000	12,020
China Solar Energy Holdings, Ltd. (HKD) (a)	270,000	5,636
China WindPower Group, Ltd. (HKD) (a)	1,800,000	204,264
Chinese People Holdings Co, Ltd. (HKD) (a)	480,000	18,759
Chow Sang Sang Holding (HKD)	108,000	128,903
CP Pokphand Co. (HKD) (a)	178,000	13,122
Dickson Concepts International, Ltd. (HKD)	48,500	26,546
Dockwise, Ltd. (NOK) (a)	539	16,704
Emperor Entertainment Hotel, Ltd. (HKD)	150,000	17,139
Fong’s Industries Co., Ltd. (HKD)	20,000	9,787
Genting Hong Kong, Ltd. (HKD) (a)	226,229	56,216
Giordano International, Ltd. (HKD)	798,000	235,939
Glorious Sun Enterprises, Ltd. (HKD)	134,000	49,511
Golden Ocean Group, Ltd. (NOK)	34,186	61,613
Golden Resorts Group, Ltd. (HKD)	916,000	47,420
Goldin Financial Holdings, Ltd. (HKD) (a)	50,000	6,768
Great Eagle Holdings, Ltd. (HKD)	125,602	324,771
Hiscox, Ltd. (GBP)	228,631	1,169,792
Hongkong Chinese, Ltd. (HKD)	204,000	19,750
Huscoke Resources Holdings, Ltd. (HKD) (a)	240,000	17,845
Hutchison Harbour Ring, Ltd. (HKD)	980,000	123,537
Imagi International Holdings, Ltd. (HKD) (a)	214,000	3,372
Integrated Distribution Services Group (HKD)	55,000	79,640
IT, Ltd. (HKD)	46,000	9,067
Jackin International Holdings, Ltd. (HKD) (a)	54,000	8,705
Johnson Electric Holdings, Ltd. (HKD)	440,000	174,606
K Wah International Holdings, Ltd. (HKD)	415,000	153,126
Karl Thomson Holdings, Ltd. (HKD) (a)	28,000	4,188
Luk Fook Holdings International, Ltd. (HKD)	82,000	70,244
Luks Group Vietnam Holdings Co., Ltd. (HKD)	8,000	3,429
Lung Kee Holdings (HKD)	40,000	21,634
Man Yue International Holdings, Ltd. (HKD)	54,000	17,463
Matrix Holdings, Ltd. (HKD)	36,000	5,775
Midland Holdings, Ltd. (HKD)	306,000	262,325
New Times Energy Corp., Ltd. (HKD) (a)	538,000	23,430
Neway Group Holdings, Ltd. (HKD)	1,090,000	46,028
Orange Sky Golden Harvest Entertainment Holdings, Ltd. (HKD)	100,000	15,060
Pacific Andes International Holdings, Ltd. (HKD)	492,356	98,354
Pacific Basin Shipping, Ltd. (HKD)	626,000	447,972
Pacific Century Premium Development, Ltd. (HKD)	261,000	70,725
Paliburg Holdings, Ltd. (HKD)	102,000	36,683
Public Financial Holdings, Ltd. (HKD)	166,000	94,880
PYI Corp., Ltd. (HKD)	586,000	30,002
Regal Hotels International Holdings, Ltd. (HKD)	230,000	95,329
Road King Infrastructure (HKD)	151,000	116,627
SEA Holdings, Ltd. (HKD)	88,000	39,115
SmarTone Telecommunications Holding, Ltd. (HKD)	134,500	110,820
Symphony Holdings, Ltd. (HKD)	28,000	1,518
TAI Cheung Holdings (HKD)	250,000	144,389

Security Description	Shares	Value*

Bermuda—(Continued)
Tai Fook Securities Group, Ltd. (HKD)	48,000	$30,496
Tak Sing Alliance Holdings, Ltd. (HKD)	126,000	19,444
Texwinca Holdings, Ltd. (HKD)	276,000	258,001
Titan Petrochemicals Group, Ltd. (HKD)	740,000	18,687
Transport International Holdings, Ltd. (HKD)	64,800	183,555
Tysan Holdings, Ltd. (HKD)	26,000	4,164
United Power Investment, Ltd. (HKD) (a)	112,000	2,728
USI Holdings, Ltd. (HKD)	136,000	42,337
Vantage International Holdings, Ltd. (a)	150,000	12,485
Varitronix International, Ltd. (HKD)	14,000	4,363
Victory City International Holdings (HKD)	145,000	29,067
VODone, Ltd. (HKD) (a)	334,000	76,265
VTech Holdings, Ltd. (HKD)	6,000	57,355
Wah Nam International Holdings, Ltd. (HKD) (a)	216,000	31,712
Wonderful World Holdings, Ltd. (HKD) (a)	100,000	16,508
Yugang International, Ltd. (HKD)	1,466,000	18,565

		7,825,450

Canada—10.4%
Aastra Technologies, Ltd. (a) (b)	1,800	59,599
Absolute Software Corp. (a) (b)	19,254	96,592
Advantage Oil & Gas, Ltd. (a) (b)	10,737	70,793
Aecon Group, Inc.	26,300	376,971
AG Growth International, Inc.	1,900	63,182
AGF Management, Ltd.	38,987	633,329
Akita Drilling, Ltd.	2,003	18,183
Alamos Gold, Inc. (a)	22,000	264,042
Alexco Resource Corp. (a)	6,000	22,532
Alexis Minerals Corp. (a)	18,500	7,778
Altius Minerals Corp. (a)	7,200	59,994
Anatolia Minerals Development, Ltd. (a)	200	581
Anderson Energy, Ltd. (a)	13,693	15,178
Andrew Peller, Ltd.	300	2,236
Angiotech Pharmaceuticals, Inc. (a)	14,900	18,652
Antrim Energy, Inc. (a)	13,796	16,611
Anvil Mining, Ltd. (b)	21,600	66,049
Astral Media, Inc. (b)	17,169	545,831
Athabasca Potash, Inc. (a)	5,300	29,627
Atrium Innovations, Inc.	14,000	210,836
ATS Automation Tooling Systems, Inc. (a)	23,800	170,114
Augusta Resource Corp. (a) (b)	30,800	74,167
Aura Minerals, Inc. (a)	14,150	61,387
Aurizon Mines, Ltd.	47,500	214,692
Avalon Rare Metals, Inc. (a)	11,000	30,588
Axia NetMedia Corp. (a)	16,400	24,917
Baffinland Iron Mines Corp. (a)	57,450	28,547
Baja Mining Corp. (a)	3,000	2,207
Ballard Power Systems, Inc. (b)	46,549	88,516
Bankers Petroleum, Ltd. (a)	96,200	571,776
Bioms Medical Corp. (a)	11,443	3,554
Biovail Corp. (b)	50,700	711,205
Birchcliff Energy, Ltd.	49,000	442,475
BlackPearl Resources, Inc. (a)	13,832	33,572
BMTC Group, Inc.	1,000	28,667
Boralex, Inc. (a)	7,815	72,437
Burcon NutraScience Corp. (a)	3,400	30,670

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
CAE, Inc. (b)	58,392	$489,343
Calfrac Well Services, Ltd.	10,400	207,205
Calian Technologies, Ltd.	1,200	19,895
Calvalley Petroleums, Inc. (a)	17,253	44,678
Canaccord Capital, Inc. (a)	27,230	269,828
Canada Bread Co., Ltd.	139	6,940
Canadian Western Bank	28,700	601,699
Canam Group, Inc. (b)	12,798	87,195
Canfor Corp. (a)	44,000	341,825
Cangene Corp. (a)	12,069	58,817
Capstone Mining Corp. (a) (b)	33,500	89,952
Cardiome Pharma Corp. (a) (b)	28,600	127,354
Cascades, Inc.	15,150	129,423
Catalyst Paper Corp. (a)	2,500	478
CCL Industries	5,960	160,889
CE Franklin, Ltd. (a)	1,700	11,469
Celestica, Inc.	85,800	816,596
Celtic Exploration, Ltd.	12,900	257,507
Centerra Gold, Inc. (a)	15,150	156,350
Chariot Resources, Ltd. (a)	8,500	3,005
CIC Energy Corp. (a)	800	1,185
Cinch Energy Corp. (a)	6,350	10,679
Clairvest Group, Inc.	200	2,364
Claude Resources, Inc. (a)	18,500	21,921
Cogeco Cable, Inc. (b)	6,300	210,702
COM DEV International, Ltd. (a) (b)	24,331	79,747
Comaplex Minerals Corp. (a)	3,200	21,405
Compton Petroleum Corp. (a)	54,500	48,954
Computer Modelling Group, Ltd.	5,000	71,859
Connacher Oil & Gas, Ltd. (a) (b)	126,000	154,114
Consolidated Thompson Iron Mines, Ltd. (a) (b)	61,300	395,975
Constellation Software, Inc.	313	10,992
Copper Mountain Mining Corp. (a)	21,290	42,316
Corby Distilleries, Ltd.	2,641	39,117
Corridor Resources, Inc. (a)	31,992	165,386
Corus Entertainment, Inc. (a)	36,600	694,228
Cott Corp. (a) (b)	27,052	223,861
Crew Energy, Inc. (b)	37,600	527,442
Crystallex International Corp.	2,000	755
Dalsa Corp.	4,390	31,965
Delphi Energy Corp.	2,900	4,739
Denison Mines Corp. (a)	107,800	135,973
Detour Gold Corp. (a)	2,900	49,548
Dorel Industries, Inc.	14,400	447,755
Dundee Precious Metals, Inc.	17,520	60,102
DundeeWealth, Inc. (b)	2,300	30,330
Dynasty Metals & Mining, Inc. (a)	6,400	30,089
Eastern Platinum, Ltd. (a)	161,000	141,538
Eastmain Resources, Inc. (a)	6,300	9,151
easyhome, Ltd.	2,000	16,579
ECU Silver Mining, Inc. (a)	47,500	33,588
EGI Financial Holdings, Inc.	900	9,890
Eldorado Gold Corp. (GDR) (AUD) (a)	22,271	311,286
Endeavour Silver Corp. (b)	10,200	37,330
Enghouse Systems, Ltd.	1,309	10,757
Ensign Energy Services, Inc. (b)	31,296	448,581
Entree Gold, Inc. (b)	17,800	43,373

Security Description	Shares	Value*

Canada—(Continued)
Epsilon Energy, Ltd. (a)	7,300	$19,811
Equinox Minerals, Ltd. (a) (b)	154,700	604,609
Equitable Group, Inc.	5,801	117,794
Etruscan Resources, Inc.	3,000	1,233
European Goldfields, Ltd. (a) (b)	29,600	171,971
Evertz Technologies, Ltd.	9,079	117,120
Excellon Resources, Inc. (a)	43,500	28,266
Exco Technologies, Ltd.	4,100	7,836
Exfo Electro Optical Engineering, Inc. (a)	2,893	11,141
Fairborne Energy, Ltd.	29,900	136,286
Farallon Mining, Ltd. (a)	97,500	51,242
First Majestic Silver Corp. (a)	14,000	54,448
First Uranium Corp. (a)	26,500	58,242
FirstService Corp. (a)	10,500	203,679
Flint Energy Services, Ltd. (a)	21,500	198,256
FNX Mining Co., Inc. (a)	20,800	229,764
Fronteer Development Group, Inc. (b)	35,040	138,285
Galleon Energy, Inc.	41,400	208,484
Gammon Gold, Inc. (a)	45,700	507,001
Gennum Corp.	5,450	23,435
Gildan Activewear, Inc. (a) (b)	34,400	844,797
Glacier Media, Inc. (a)	9,600	18,347
Glentel, Inc.	3,165	40,527
Globestar Mining Corp. (a)	9,500	8,987
Gluskin Sheff & Associates, Inc.	3,985	78,253
GMP Capital, Inc.	10,200	123,004
Golden Star Resources, Ltd.	51,900	161,676
Grande Cache Coal Corp. (a)	38,400	196,678
Great Basin Gold, Ltd. (a) (b)	96,700	167,250
Great Canadian Gaming Corp. (a)	30,400	230,941
Great Panther Resources, Ltd. (a)	10,500	8,829
Greystar Resources, Ltd.	15,100	84,266
Groupe Aeroplan, Inc.	75,834	789,137
Guyana Goldfields, Inc. (a)	11,800	90,318
Hanfeng Evergreen, Inc. (a)	16,400	115,811
Hanwei Energy Services Corp. (a)	9,200	7,209
Harry Winston Diamond Corp.	26,500	254,491
Heroux-Devtek, Inc. (a)	15,800	75,490
Home Capital Group, Inc.	13,800	551,868
HudBay Minerals, Inc. (a)	80,400	1,042,549
IESI-BFC, Ltd. (b)	17,300	279,048
Imax Corp. (a)	9,790	131,531
Industrial Alliance Insurance and Financial Services, Inc.	22,760	700,308
Inter-Citic Minerals, Inc. (a)	17,500	16,221
Intermap Technologies Corp. (a)	10,468	18,205
International Forest Products, Ltd.	5,500	24,649
International Royalty Corp.	16,100	115,846
Intertape Polymer Group, Inc. (a)	6,600	18,794
Iteration Energy, Ltd. (a) (b)	84,100	97,239
Ivanhoe Energy, Inc. (a)	47,689	134,887
Jaguar Mining, Inc. (a)	16,400	185,078
Jinshan Gold Mines, Inc. (a)	26,500	80,272
KAB Distribution, Inc. (a)	3,622	4
Keegan Resources, Inc. (a)	5,200	32,944
Kingsway Financial Services, Inc.	25,700	44,941
Kirkland Lake Gold, Inc.	13,300	113,873

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
La Mancha Resources, Inc. (a)	21,025	$31,743
Lake Shore Gold Corp. (a) (b)	48,400	191,010
Laramide Resources (a)	8,500	12,914
Laurentian Bank of Canada	12,100	494,291
Le Chateau, Inc.	3,102	40,461
Leon’s Furniture, Ltd.	10,266	103,003
Linamar Corp.	30,800	409,980
Linear Gold Corp. (a)	5,700	10,785
Logibec Groupe Informatique, Ltd. (a)	3,700	70,358
Lundin Mining Corp. (a)	160,556	659,714
MacDonald Dettwiler & Associates, Ltd. (a)	15,600	635,031
MAG Silver Corp. (a)	2,200	13,244
Major Drilling Group International	12,900	354,642
Manitoba Telecom Services, Inc.	3,300	105,638
Maple Leaf Foods, Inc.	33,500	373,574
Marsulex, Inc.	600	6,702
Martinrea International, Inc. (a)	19,700	159,068
Maxim Power Corp. (a)	2,800	9,860
MDC Partners, Inc.	1,800	15,188
MDS, Inc.	51,900	406,174
Mega Uranium, Ltd. (a)	92,800	67,394
Mercator Minerals, Ltd. (a) (b)	25,100	59,482
Methanex Corp.	62,400	1,224,149
Migao Corp. (a)	13,400	89,248
Minera Andes, Inc. (a)	28,500	22,059
Miranda Technologies, Inc. (a)	9,673	49,913
Mosaid Technologies, Inc.	3,690	67,065
Mullen Group, Ltd.	11,022	172,202
Neo Material Technologies, Inc. (a)	50,900	221,791
Nevada Copper Corp. (a)	3,900	11,553
New Gold, Inc. (a)	87,200	316,636
Newalta, Inc.	10,408	79,763
Norbord, Inc. (a)	5,780	80,970
Norsemont Mining, Inc. (a)	8,800	17,238
North American Palladium, Ltd.	17,150	60,144
Northern Dynasty Minerals, Ltd. (a)	9,300	77,759
Northgate Minerals Corp.	78,400	242,729
Novagold Resources, Inc. (a) (b)	26,000	158,261
Noveko International, Inc. (a)	8,600	15,203
NuVista Energy, Ltd. (a) (b)	37,100	442,435
Oncolytics Biotech, Inc. (a)	5,900	15,504
Open Text Corp. (a) (b)	18,600	759,108
OPTI Canada, Inc.	49,200	95,438
Orleans Energy, Ltd. (a)	6,500	14,658
Osisko Mining Corp. (a)	65,972	533,324
Pacific Northern Gas, Ltd.	100	1,792
Paladin Labs, Inc. (a)	1,898	35,820
Pan American Silver Corp. (a)	28,000	670,502
Paramount Resources, Ltd.	16,000	224,749
Parkbridge Lifestyles Communities, Inc. (a)	6,127	29,625
Pason Systems, Inc.	21,400	238,232
Peregrine Diamonds, Ltd. (a)	21,800	40,829
Petrolifera Petroleum, Ltd. (a)	13,385	12,407
Petrominerales, Ltd. (a)	14,100	253,301
Platinum Group Metals, Ltd.	8,100	16,796
Plutonic Power Corp. (a)	7,500	22,934
Points International, Ltd.	2,000	755

Security Description	Shares	Value*

Canada—(Continued)
Polaris Minerals Corp. (a)	1,800	$2,890
PolyMet Mining Corp. (a) (b)	23,900	72,625
Potash One, Inc. (a)	8,700	21,033
Premium Brands Holdings Corp.	2,400	31,213
Progress Energy Resources Corp.	48,900	661,190
Pulse Seismic, Inc. (a)	7,964	9,437
QLT, Inc. (a)	26,200	130,937
Quadra Mining, Ltd.	29,200	404,866
Quebecor, Inc.	21,600	561,827
Queenston Mining, Inc.	10,156	53,764
Quest Capital Corp.	36,768	41,458
Questerre Energy Corp. (a)	63,900	175,855
Reitmans Canada, Ltd.	24,600	393,741
Resverlogix Corp. (a)	4,700	10,869
Richelieu Hardware, Ltd.	3,300	70,951
Richmont Mines, Inc. (a)	2,800	10,488
RONA, Inc. (a)	39,487	582,966
Rubicon Minerals Corp.	29,350	140,229
Russel Metals, Inc. (b)	21,500	364,257
Samuel Manu-Tech, Inc.	100	431
Sandvine Corp. (b)	85,000	104,778
Savanna Energy Services Corp. (b)	35,500	235,084
Sceptre Investment Counsel, Ltd.	1,403	7,508
Seabridge Gold, Inc. (a)	8,500	206,632
SEMAFO, Inc. (a)	49,382	209,042
ShawCor, Ltd. (b)	17,575	492,906
Sherritt International Corp.	159,500	1,001,352
Shore Gold, Inc.	28,000	25,418
Sierra Wireless, Inc. (a)	14,900	159,180
Silver Standard Resources, Inc. (a) (b)	30,600	672,527
Silvercorp Metals, Inc.	66,200	440,912
Sprott Resource Corp. (a)	5,438	20,993
St. Andrew Goldfields, Ltd. (a)	54,500	38,538
Stantec, Inc. (a)	21,300	618,748
Stella-Jones, Inc.	1,900	46,751
Storm Exploration, Inc. (a)	8,054	100,281
Stornoway Diamond Corp. (a)	43,500	27,019
Student Transportation, Inc.	9,300	42,479
SunOpta, Inc. (a)	24,071	81,885
Superior Plus Corp.	16,800	235,184
SXC Health Solutions Corp. (a)	8,632	472,636
Tanzanian Royalty Exploration Corp. (b)	19,500	68,385
Taseko Mines, Ltd.	37,700	160,311
The Cash Store Financial Services, Inc.	2,405	25,280
The Churchill Corp. (a)	7,000	128,896
The Descartes Systems Group, Inc. (a)	19,100	115,348
The Forzani Group, Ltd.	11,600	157,401
The Jean Coutu Group PJC, Inc.	34,600	321,038
Theratechnologies, Inc. (a)	18,794	79,558
Thompson Creek Metals Co., Inc. (a) (b)	66,100	778,799
Timminco, Ltd. (a)	9,700	12,050
Toromont Industries, Ltd. (b)	14,100	374,428
Torstar Corp. (b)	21,500	130,048
Transcontinental, Inc.	34,600	427,169
TransForce, Inc.	16,414	131,751
Transglobe Energy Corp. (a)	18,755	62,905
Transition Therapeutics, Inc.	800	2,844

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Trican Well Service, Ltd. (b)	38,800	$521,288
Trinidad Drilling, Ltd.	41,100	277,666
Twin Butte Energy, Ltd. (a)	10,500	9,231
Uex Corp. (a) (b)	80,900	85,036
Uni-Select, Inc.	1,524	44,985
Uranium One, Inc. (a) (b)	237,600	685,668
UTS Energy Corp. (a) (b)	91,800	200,004
Vecima Networks, Inc. (a)	2,500	13,856
Vector Aerospace Corp.	4,095	23,870
Vero Energy, Inc. (a)	12,500	52,914
Virginia Mines, Inc. (a)	2,335	11,625
WaterFurnace Renewable Energy, Inc.	973	24,137
Webtech Wireless, Inc.	1,800	1,410
Wesdome Gold Mines, Ltd.	10,400	22,857
West Energy, Ltd. (a)	21,947	81,790
West Fraser Timber Co., Ltd.	13,000	409,938
Western Coal Corp. (a)	32,900	102,488
Western Financial Group, Inc.	13,359	33,190
Westport Innovations, Inc. (a)	13,195	154,204
Wi-Lan, Inc.	38,724	97,319
Winpak, Ltd.	5,340	45,312
Xtreme Coil Drilling Corp. (a)	5,600	22,421
Zarlink Semiconductor, Inc. (a)	15,250	12,969
ZCLComposites, Inc.	6,881	22,027

		48,855,726

Cayman Islands—0.6%
AAC Acoustic Technologies Holdings, Inc. (HKD)	176,000	290,847
Chia Tai Enterprises International, Ltd. (HKD) (a)	450,000	11,827
China Infrastructure Investment, Ltd. (HKD) (a)	160,000	4,393
China Metal International Holdings, Inc. (HKD)	258,000	80,916
China Timber Resources Group, Ltd. (HKD)	1,000,000	18,869
China Ting Group Holdings, Ltd. (HKD)	54,000	8,660
CNNC International, Ltd. (HKD) (a)	40,000	41,388
Daphne International Holdings, Ltd. (HKD)	396,000	317,845
Eagle Nice International Holdings, Ltd. (HKD)	16,000	6,730
EcoGreen Fine Chemicals Group, Ltd. (HKD)	2,000	490
Far East Consortium (HKD)	443,877	158,841
Global Green Tech Group, Ltd. (HKD)	98,000	4,324
Hannstar Board International Holdings, Ltd. (HKD)	146,000	34,279
Heng Tai Consumables Group, Ltd. (HKD) (a)	341,250	34,013
HKR International, Ltd. (HKD)	348,800	145,961
Hutchison Tellecommunications International, Ltd. (HKD) (a)	547,000	112,614
Kantone Holdings, Ltd. (HKD)	510,000	12,159
Lee & Man Holding, Ltd. (HKD)	14,000	6,751
Lijun International Pharmaceutical Holding, Ltd. (HKD)	225,000	36,272
Longrun Tea Group Co., Ltd. (HKD) (a)	110,000	12,119
Luen Thai Holdings, Ltd. (HKD)	43,000	4,312
Ming Fung Jewellery Group, Ltd. (HKD)	20,000	2,074
Neo-Neon Holdings, Ltd. (HKD)	88,500	63,626
Norstar Founders Group, Ltd. (HKD) (c) (d)	120,000	0
Overseas Chinese Town Asia Holdings, Ltd. (HKD)	32,000	15,246
Pacific Textile Holdings, Ltd. (HKD)	63,000	42,024

Security Description	Shares	Value*

Cayman Islands—(Continued)
PetroAsian Energy Holdings, Ltd. (HKD) (a)	324,000	$22,822
Pico Far East Holdings, Ltd. (HKD)	136,000	28,053
Polytec Asset Holdings, Ltd. (HKD)	385,000	84,838
Sa Sa International Holdings, Ltd. (HKD)	230,000	152,290
Samson Holding, Ltd. (HKD)	545,000	86,082
Siem Offshore, Inc. (NOK) (a)	3,000	4,602
Sino Dragon New Energy Holdings, Ltd. (HKD) (a)	184,000	10,110
Solomon Systech International, Ltd. (HKD)	250,000	25,285
South China China, Ltd. (HKD)	336,000	25,133
Stella International Holdings, Ltd. (HKD)	70,000	126,900
Subsea 7, Inc. (NOK) (a) (b)	14,200	236,023
Superb Summit International Timber Co., Ltd. (HKD) (a)	380,000	18,294
TCC International Holdings, Ltd. (HKD)	124,000	58,117
The United Laboratories, Ltd. (HKD)	58,000	30,609
Tongda Group Holdings, Ltd. (HKD)	450,000	14,694
Value Partners Group, Ltd. (HKD)	91,000	46,295
Vedan International Holdings, Ltd. (HKD)	204,000	20,567
VST Holdings, Ltd. (HKD)	104,000	25,119
Xinyi Glass Holdings Co., Ltd. (HKD)	354,000	319,287
Yorkey Optical International Cayman, Ltd. (HKD)	88,000	18,034

		2,819,734

Channel Islands—0.0%
Gottex Fund Management Holdings, Ltd. (CHF)	800	6,038

Cyprus—0.1%
Prosafe Production Public, Ltd. (NOK) (a)	120,500	257,962
ProSafe SE (NOK)	59,100	373,985
Songa Offshore SE (NOK) (a)	3,500	18,159

		650,106

Denmark—1.0%
ALK-Abello A/S	1,932	151,385
Alm Brand A/S (a)	4,837	84,954
Amagerbanken A/S	17,800	149,545
Ambu A/S	102	2,121
Auriga Industries (b)	10,326	214,882
Bang & Olufsen A/S	16,200	233,815
Bavarian Nordic A/S (a)	2,907	80,149
BoConcept Holding A/S	228	6,354
Capinordic A/S (a)	51,241	26,677
D/S Norden	2,391	95,581
Dalhoff, Larsen & Horneman A/S	4,113	12,908
East Asiatic Co., Ltd. A/S	3,471	121,289
Fionia Bank A/S (c) (d)	6,891	0
GN Store Nord	150,500	803,226
Greentech Energy Systems (a)	4,714	21,633
Harboes Bryggeri A/S	1,454	33,032
IC Companys A/S	5,141	177,761
NeuroSearch A/S	8,352	123,581
NKT Holding A/S	7,497	416,841
Parken Sport & Entertainment A/S	419	24,475
PER Aarsleff A/S	822	92,229
Ringkjoebing Landbobank A/S	1,165	136,688
Rockwool International A/S	572	67,412

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
Royal UNIBREW A/S	507	$13,439
Royal UNIBREW A/S (London Traded Shares)	507	13,575
Satair A/S	933	32,669
Schouw & Co.	7,163	130,296
SimCorp A/S	1,818	340,185
Sjaelso Gruppen	4,872	10,520
Solar Holdings A/S	1,841	119,897
Sondagsavisen A/S	3,568	23,603
Spar Nord Bank A/S	6,592	70,452
Sydbank A/S	19,877	511,927
Thrane & Thrane A/S	1,621	41,087
TK Development (a)	13,748	70,236
TopoTarget A/S	49,340	24,454
Torm A/S	8,219	80,066
Vestjysk Bank A/S	3,112	52,059

		4,611,003

Finland—3.0%
Ahlstrom Oyj	422	5,578
Alma Media	25,883	277,134
Amer Sports Oyj	47,222	472,592
Aspo Oyj	6,855	57,988
Atria plc	4,955	78,194
BasWare Oyj	2,480	51,676
Cargotec Corp.	1,756	48,337
Comptel plc	40,187	44,953
Cramo Oyj	1,511	25,864
Elektrobit Corp.	43,163	58,047
Elisa Oyj	45,302	1,034,841
F-Secure Oyj	42,089	164,684
Finnair Oyj	2,048	10,941
Finnlines Oyj	9,624	95,228
Fiskars Oyj	14,230	216,606
Glaston Ojy ABP	2,749	4,260
HKScan Oyj	11,438	128,639
Huhtamaki Oyj	20,463	284,600
Ilkka-Yhtyma Oyj	2,702	23,780
Kemira Oyj (b)	9,219	136,789
Kesko Oyj	24,322	802,121
Konecranes Oyj	5,660	153,925
Lassila & Tikanoja Oyj	2,660	60,665
Lemminkainen Oyj	2,897	100,343
Metso Oyj	22,176	779,608
Nokian Renkaat Oyj (b)	19,256	467,162
Olvi Oyj	3,420	129,883
Oriola-KD Oyj	43,612	275,292
Orion Oyj (Series A)	16,237	350,513
Orion Oyj (Series B)	32,821	706,643
Outokumpu Oyj	47,561	894,211
Outotec Oyj	5,661	199,310
PKC Group Oyj	12,102	114,087
Pohjola Bank plc	81,277	879,448
Poyry Oyj	18,838	301,709
Raisio plc	52,300	199,084
Ramirent Oyj	63,927	623,166
Rapala VMC Oyj	7,700	54,762

Security Description	Shares	Value*

Finland—(Continued)
Rautaruukki Oyj	13,534	$310,715
Ruukki Group Oyj	95,130	291,149
Sanoma Oyj (b)	32,893	738,072
Scanfil Oyj	10,528	41,497
Stockmann Oyj Abp	4,963	135,224
Tecnomen Oyj (a)	33,483	44,961
Tietoenator Oyj	40,559	838,423
Uponor Oyj	27,006	578,010
Vacon plc	131	5,011
Vaisala Oyj	3,399	122,238
Wartsila Oyj (b)	1,644	65,711
YIT Oyj	28,189	580,748

		14,064,422

France—4.6%
Alten, Ltd. (a)	8,682	240,964
Altran Technologies S.A. (a) (b)	53,165	279,647
April Group	5,915	204,625
Assystem	9,046	103,360
Atari S.A. (a)	6,728	47,214
Atos Origin S.A.	19,394	882,940
Audika	2,239	71,125
Beneteau S.A.	21,876	331,996
Boiron S.A.	3,639	155,125
Bonduelle S.C.A.	1,643	187,131
Bongrain S.A.	1,234	93,608
Bourbon S.A. (b)	17,435	653,628
Bull S.A. (a)	38,888	169,850
Canal Plus	27,664	224,948
Carbone Lorraine	5,881	211,992
Cegedim S.A.	862	70,203
Cegid Group	1,784	39,892
Cie Generale de Geophysique-Veritas (a) (b)	38,841	828,340
Ciments Francais S.A.	2,486	262,100
Club Mediterranee (a)	9,320	170,126
Delachaux S.A.	1,552	91,118
Derichebourg (b)	37,828	166,194
EDF Energies Nouvelles S.A. (b)	9,918	509,303
Electricite de Strasbourg	88	14,467
Entrepose Contracting	219	20,363
Etablissements Maurel et Prom (b)	36,660	665,538
Euler Hermes S.A.	9,804	728,295
Euro Disney S.C.A. (a)	12,177	84,530
Exel Industries	601	21,479
Fimalac	4,392	244,296
Fleury Michon S.A.	141	6,946
GFI Informatique	21,618	86,715
GIFI	328	23,032
GL Events	3,491	85,372
Groupe Eurotunnel S.A.	80,399	745,081
Groupe Steria S.C.A.	17,405	533,620
Guerbet	570	79,757
Guyenne et Gascogne S.A.	1,147	104,026
Havas S.A.	16,459	65,789
Ingenico	14,356	347,445
Inter Parfums S.A.	280	7,234

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
IPSOS	10,750	$324,844
Kaufman & Broad S.A.	2,689	64,965
Korian	1,998	57,238
Laurent-Perrier	1,269	98,024
Lectra	6,736	21,677
LISI	2,049	100,614
LVL Medical Groupe S.A. (a)	3,308	77,772
M6-Metropole Television	19,537	499,813
Manitou BF S.A.	5,232	77,565
Manutan International	64	3,668
Marseill Tunnel Prado-Carena	219	8,743
Meetic (a)	5,080	138,355
Naturex	298	11,895
Neopost S.A. (b)	9,432	779,200
Nexans S.A.	6,440	508,260
Norbert Dentressangle	1,639	89,541
NRJ Groupe	14,208	114,992
Orpea (a) (b)	8,307	375,741
PagesJaunes Groupe (b)	8,240	91,722
Pierre & Vacances	2,151	165,773
Rallye S.A.	10,003	348,425
Recylex S.A. (a)	9,886	123,872
Remy Cointreau S.A. (b)	3,383	171,499
Rexel S.A.	52,688	765,157
Rhodia S.A.	12,820	225,453
Robertet S.A.	14	1,704
Rubis	3,804	333,632
S.O.I.T.E.C. (a) (b)	51,917	725,131
Saft Groupe S.A. (a)	11,185	538,740
Samse S.A.	24	1,961
SEB S.A.	14,353	813,037
Sechilienne-Sidec	7,641	307,740
SeLoger.com (a)	6,489	209,256
Société BIC S.A.	8,611	595,922
Somfy S.A.	75	13,758
Sopra Group S.A.	2,210	156,115
Stallergenes	3,301	277,255
STEF-TFE	599	36,929
Sucriere de Pithiviers-Le-Vieil	2	2,005
Synergie S.A.	400	10,234
Teleperformance	23,774	767,517
UBISOFT Entertainment (b)	14,584	206,030
Union Financiere de France BQE S.A.	1,243	44,488
Valeo S.A.	4,724	164,239
Viel et Compagnie	2,379	10,021
Vilmorin & Cie (b)	1,904	234,766
Virbac S.A.	1,074	111,856
VM Materiaux S.A.	181	10,997
Zodiac S.A. (b)	18,577	775,167

		21,452,722

Germany—5.4%
Aareal Bank AG	1,506	28,437
Aixtron AG	45,746	1,531,224
Arques Industries AG	823	1,711
Augusta Technologie AG	3,157	49,087

Security Description	Shares	Value*

Germany—(Continued)
Aurubis AG	686	$29,614
Bauer AG	4,376	182,908
Bechtle AG	5,404	146,057
Bertrandt AG	2,364	74,150
Bilfinger Berger AG	17,900	1,376,446
Biotest AG	1,525	84,864
Borussia Dortmund GmbH & Co. KGaA (a)	20,822	30,692
Carl Zeiss Meditec AG	16,046	286,182
CENTROTEC Sustainable AG (a)	1,227	16,583
Centrotherm Photovoltaics AG (a)	79	4,763
Cewe Color Holding AG	2,667	86,676
Comdirect Bank AG	15,966	151,029
CropEnergies AG (a)	2,615	14,481
CTS Eventim AG	4,715	230,166
Curanum AG	13,816	60,928
DAB Bank AG	8,986	54,617
Demag Cranes AG	758	25,295
Douglas Holding AG (b)	15,032	734,157
Drillisch AG	21,043	152,679
Duerr AG	3,254	79,409
Duetz AG (a)	22,978	111,544
Elexis AG	1,232	15,966
ElringKlinger AG	14,732	343,997
Evotec AG (a)	61,225	186,267
Fielmann AG	4,544	334,511
Freenet AG	46,549	625,900
Fuchs Petrolub AG	1,119	97,336
GEA Group AG	49,399	1,099,698
Gerresheimer AG	14,605	490,551
Gerry Weber International AG	5,762	187,176
Gesco AG	257	13,069
GFK AG	7,350	254,736
Grammer AG	1,044	9,049
Grenkeleasing AG	2,244	94,940
Hamburger Hafen und Logistik AG	1,811	69,975
Hawesko Holding AG	570	18,770
Heidelberger Druckmaschinen AG (b)	16,242	127,175
Indus Holding AG	5,328	91,750
Interseroh SE	398	28,554
IVG Immobilen AG	35,762	273,841
Jenoptik AG (a)	17,633	95,051
Kizoo AG	3,469	31,603
Kloeckner & Co. SE	20,750	530,935
Kontron AG	23,077	263,920
Krones AG (b)	7,664	389,991
KUKA AG (b)	1,072	18,343
KWS Saat AG	1,133	194,430
Lanxess AG	3,970	149,423
Leoni AG	11,590	271,801
Loewe AG	2,442	31,316
Manz Automation AG (a)	1,003	95,241
Medigene AG (a)	13,692	70,393
Medion AG	13,811	146,012
MLP AG	27,190	314,101
Morphosys AG (a)	8,735	212,711
MTU Aero Engines Holding AG (a)	18,350	1,006,804
MVV Energie AG	1,372	60,929

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Nordex AG	9,267	$138,002
Pfeiffer Vacuum Technology AG	855	71,667
Pfleiderer AG (a) (b)	14,776	129,574
PNE Wind AG	16,515	43,343
Praktiker Bau- und Heimwerkermaerkte AG	22,632	250,353
QSC AG (a)	47,186	115,110
R Stahl AG	196	4,538
Rational AG	1,474	249,669
REpower Systems AG	526	94,147
Rheinmetall AG	15,260	978,601
Rhoen Klinikum AG (a)	36,368	889,427
Roth & Rau AG (a)	639	27,728
SAG Solarstrom AG (a)	600	2,974
SGL Carbon AG (a) (b)	29,327	872,844
Singulus Technologies (b)	16,486	72,240
Sixt AG	3,308	104,116
Sky Deutschland AG (a)	53,303	172,832
Software AG	8,215	899,815
Solar Millennium AG (a)	7,256	367,010
Solarworld AG (b)	15,574	341,248
Solon SE (b)	1,677	17,264
Stada Arzneimittel AG	26,958	933,242
Stratec Biomedical Systems	3,381	128,872
Suedzucker AG	21,707	450,638
Symrise AG	41,865	898,183
Takkt AG	4,447	45,618
Telegate AG	1,956	25,659
Tognum AG	33,723	559,427
TUI AG	9,106	75,954
United Internet AG (b)	46,501	614,887
Versatel AG (a)	2,108	24,162
Vossloh AG	4,207	419,084
Wacker Construction Equipment AG	10,000	117,786
Washtec AG (a)	1,665	18,287
Wincor Nixdorf AG	14,279	973,883
Wirecard AG	23,796	327,124

		25,245,272

Gibraltar—0.0%
PartyGaming plc (a)	3,654	15,281

Greece—1.4%
Aegean Airlines S.A.	598	3,031
Agricultural Bank of Greece	143,570	392,880
Alapis Holding Industrial & Commercial S.A.	417,691	301,735
Anek Lines S.A.	58,063	52,839
Bank of Attica	17,775	43,240
Bank of Greece	6,909	457,833
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	43,996	103,870
Ellaktor S.A.	72,280	532,893
Emporiki Bank S.A.	6,781	42,460
Forthnet S.A. (a)	56,130	99,480
Fourlis Holdings S.A.	22,201	289,593
Frigoglass S.A.	13,245	127,751
GEK Terna S.A.	21,810	190,894

Security Description	Shares	Value*

Greece—(Continued)
Geniki Bank (a)	24,393	$27,164
Hellenic Duty Free Shops S.A.	6,376	55,862
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	29,646	307,224
Hellenic Petroleum S.A.	49,015	544,631
Iaso S.A.	9,418	50,558
Intracom Holdings S.A. (a)	56,166	97,987
Lambrakis Press S.A.	7,345	20,821
Marfin Investment Group S.A.	6,562	18,662
Metka S.A.	9,569	132,736
Michaniki S.A.	26,207	43,058
Motor Oil Hellas Corinth Refineries S.A.	20,217	307,084
Mytilineos Holdings S.A.	48,489	347,252
Piraeus Port Authority	4,532	95,797
S&B Industrial Minerals S.A.	8,929	62,006
Sarantis S.A.	14,104	97,454
Teletypos S.A. Mega Channel	3,647	22,580
Terna Energy S.A.	7,545	67,958
The Athens Water Supply & Sewage Co. S.A.	18,721	147,379
Titan Cement Co. S.A.	35,885	1,039,364
TT Hellenic Postbank S.A.	32,975	208,229
Viohalco	30,580	173,297

		6,505,602

Hong Kong—0.9%
Allied Group, Ltd.	22,000	58,107
Allied Properties HK, Ltd.	892,000	164,532
Asia Financial Holdings, Ltd.	300,000	105,605
Associated International Hotels, Inc. (a)	6,000	13,387
Capital Estate, Ltd. (a)	945,000	9,088
China Strategic Holdings, Ltd. (a)	350,000	25,070
China Yunnan Tin Minerals Group Co., Ltd.	728,000	22,234
Chong Hing Bank, Ltd.	52,000	100,449
Citic 1616 Holdings, Ltd.	263,000	88,719
City Telecom HK, Ltd.	56,000	26,932
Cross-Harbour Holdings, Ltd.	63,000	60,272
Dah Sing Banking Group, Ltd.	167,600	249,993
Dah Sing Financial Holdings, Ltd.	48,000	264,643
Emperor International Holdings	206,000	44,021
eSun Holdings, Ltd.	332,000	43,491
Fountain SET Holdings	42,000	6,604
Fubon Bank Hong Kong, Ltd.	176,000	82,345
Galaxy Entertainment Group, Ltd. (a)	586,000	238,790
Goldin Properties Holdings, Ltd.	142,000	65,755
Guangnan Holdings	112,000	22,685
Harbour Centre Development, Ltd.	74,000	62,676
Hon Kwok Land Investment Co., Ltd.	70,000	22,827
Hung Hing Printing Group, Ltd.	100,000	32,131
I-CABLE Communications, Ltd. (a)	47,000	6,887
Interchina Holdings Co. (a)	2,450,000	31,745
Jinhui Holdings, Ltd.	54,000	18,644
Keck Seng Investments	40,000	20,113
Kowloon Development Co., Ltd.	165,000	190,732
Lai Sun Development (a)	1,548,000	26,161
Lippo, Ltd.	122,000	43,530
Liu Chong Hing Investment	72,000	69,889

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Hong Kong—(Continued)
Melco International Development	458,000	$208,900
Next Media, Ltd.	202,000	26,925
PCCW, Ltd.	1,166,000	282,137
Shell Electric Manufacturing Holdings Co, Ltd.	8,000	6,941
Shougang Concord Century Holdings, Ltd.	190,000	25,127
Shui On Construction & Materials, Ltd.	68,000	103,646
Shun Tak Holdings, Ltd.	314,000	195,369
Singamas Container Holdings, Ltd.	170,000	26,215
Sinotrans Shipping, Ltd.	354,500	164,162
Sun Hung Kai & Co., Ltd.	112,000	84,606
Techtronic Industries Co., Ltd.	418,500	347,143
Television Broadcasts, Ltd.	9,000	43,124
The Hongkong & Shanghai Hotels	149,000	218,509
Vitasoy International Holdings, Ltd.	294,000	206,153
Wai Kee Holdings, Ltd. (a)	22,000	4,724
Wheelock Properties, Ltd.	225,000	146,119
Wing On Co. International, Ltd.	37,000	51,758
Winteam Pharmaceutical Group, Ltd.	140,000	13,535
YGM Trading, Ltd.	19,000	15,960

		4,389,110

Ireland—1.1%
Allied Irish Banks plc	14,816	25,768
C&C Group plc	200,973	864,217
DCC plc	34,780	971,194
Dragon Oil plc (a)	121,262	756,319
FBD Holdings plc	13,939	137,912
Glanbia plc	43,888	182,762
Grafton Group plc	110,585	458,839
Greencore Group plc	89,512	178,360
IFG Group plc	25,945	51,811
IFG Group plc (Open Offer Shares) (c)	16,678	8,128
Irish Continental Group plc	3,087	64,160
Paddy Power plc	18,845	667,792
Smurfit Kappa Group plc	72,639	645,354
The Governor & Co. of the Bank of Ireland	62,012	115,725

		5,128,341

Italy—3.4%
ACEA S.p.A.	7,278	77,741
AcegasAps S.p.A.	8,490	49,623
Actelios S.p.A.	2,562	13,189
Amplifon S.p.A.	40,752	177,600
Ansaldo STS S.p.A. (a)	28,182	534,690
Antichi Pellettieri S.p.A.	9,305	10,354
Arnoldo Mondadori Editore S.p.A.	53,051	234,327
Astaldi S.p.A.	26,266	224,239
Autogrill S.p.A.	5,173	65,055
Azimut Holding S.p.A.	54,152	722,793
Banca Finnat Euramerica S.p.A.	51,884	44,338
Banca Generali S.p.A.	17,097	207,072
Banca IFIS S.p.A.	3,121	32,700
Banca Intermobiliare S.p.A.	15,011	67,669
Banca Popolare di Milano Scarl	129,511	918,661
Banco di Desio e della Brianza S.p.A.	21,066	126,798
Benetton Group S.p.A.	25,978	232,668

Security Description	Shares	Value*

Italy—(Continued)
Biesse S.p.A.	6,021	$45,428
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	30,257
Brembo S.p.A.	15,672	116,616
Bulgari S.p.A.	61,933	511,315
Buongiorno S.p.A. (a)	7,865	13,007
Buzzi Unicem S.p.A. (b)	22,484	361,118
Caltagirone Editore S.p.A.	6,273	15,680
Carraro S.p.A.	5,504	17,396
Cementir Holding S.p.A.	25,410	122,582
CIR-Compagnie Industriali Riunite S.p.A.	272,712	704,094
Credito Artigiano S.p.A.	7,992	21,076
Credito Bergamasco S.p.A.	1,543	51,363
Credito Emiliano S.p.A.	41,264	316,682
Davide Campari-Milano S.p.A.	52,074	542,472
De’Longhi S.p.A.	7,598	34,287
DiaSorin S.p.A.	9,773	347,056
Digital Multimedia Technologies S.p.A. (a)	3,021	68,856
Elica S.p.A.	1,410	3,854
ERG S.p.A.	24,323	336,433
Esprinet S.p.A.	13,663	177,160
Eurotech S.p.A. (a)	15,434	62,592
Fastweb (a)	6,011	165,728
Fiera Milano S.p.A.	6,655	42,893
Fondiaria-Sai S.p.A.	8,314	131,422
Gemina S.p.A.	405,139	328,431
Geox S.p.A. (b)	35,122	241,596
Gewiss S.p.A.	6,331	24,620
Gruppo Coin S.p.A.	22,007	144,677
Gruppo Editoriale L’Espresso S.p.A.	51,547	164,512
Hera S.p.A.	187,453	433,725
IMMSI S.p.A.	31,138	37,363
Impregilo S.p.A.	130,713	463,432
Indesit Co. S.p.A.	17,777	197,148
Industria Macchine Automatiche S.p.A.	3,204	59,013
Interpump Group S.p.A.	25,267	133,836
Iride S.p.A. (b)	150,774	285,938
Italcementi S.p.A. (b)	22,454	306,660
Italmobiliare S.p.A.	4,014	176,764
Juventus Football Club S.p.A. (a)	9,266	11,877
KME Group S.p.A.	46,746	30,991
Landi Renzo S.p.A.	18,215	89,134
Lottomatica S.p.A. (b)	14,778	296,072
Mariella Burani S.p.A.	6,116	22,114
MARR S.p.A.	7,654	65,006
Milano Assicurazioni S.p.A.	131,962	385,192
Nice S.p.A. (a)	7,301	31,330
Permasteelisa S.p.A.	6,995	130,158
Piaggio & C S.p.A.	64,250	182,776
Piccolo Credito Valtellinese Scarl	96,997	775,254
Pirelli & Co. S.p.A.	1,121,409	669,354
Poltrona Frau S.p.A.	22,268	26,618
Recordati S.p.A.	40,075	298,170
Reno de Medici S.p.A.	38,858	13,722
Sabaf S.p.A.	947	22,072
Safilo Group S.p.A.	31,956	26,254
Saras S.p.A.	11,711	36,530
Seat Pagine Gialle S.p.A.	4,576	1,055

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Societa Cattolica di Assicurazioni Scrl	20,110	$683,975
Societa Iniziative Autostradali e Servizi S.p.A.	26,300	245,605
Sogefi S.p.A.	21,121	63,598
Sorin S.p.A.	102,216	194,812
Telecom Italia Media S.p.A.	247,261	35,424
Tod’s S.p.A.	4,903	363,207
Trevi Finanziaria S.p.A.	13,527	212,407
Vianini Lavori S.p.A.	1,530	10,269
Vittoria Assicurazioni S.p.A.	11,118	61,579
Zignago Vetro S.p.A. (a)	3,750	20,939

		15,982,093

Japan—21.9%
Accordia Golf Co., Ltd.	170	180,984
Achilles Corp.	66,000	92,031
ADEKA Corp.	20,000	175,791
Aderans Holdings Co., Ltd. (b)	16,900	198,512
Advan Co., Ltd.	8,500	51,627
Aeon Delight Co., Ltd.	4,800	67,974
Aeon Fantasy Co., Ltd.	4,300	45,679
Aeon Hokkaido Corp.	9,600	28,358
Ahresty Corp.	5,800	34,067
Ai Holdings Corp.	15,400	48,535
Aica Kogyo Co., Ltd.	21,500	217,429
Aichi Corp.	12,500	47,072
Aichi Machine Industry Co., Ltd.	37,000	150,995
Aichi Steel Corp.	33,000	144,603
Aichi Tokei Denki Co., Ltd.	3,000	8,623
Aida Engineering, Ltd.	26,800	77,833
Aigan Co., Ltd.	8,000	43,813
Aiphone Co., Ltd. (b)	5,300	89,789
Airport Facilities Co., Ltd.	8,800	44,412
Aisan Industry Co., Ltd.	10,300	104,341
Akebono Brake Industry Co., Ltd.	16,500	82,291
Aloka Co., Ltd. (b)	8,200	57,643
Alpen Co., Ltd.	5,800	86,295
Alpha Systems, Inc. (b)	2,200	40,863
Alpine Electronics, Inc.	15,800	166,019
Alps Electric Co., Ltd.	58,300	342,321
Alps Logistics Co., Ltd.	2,600	22,895
Altech Corp.	2,600	15,471
Amano Corp. (b)	20,600	176,536
Amiyaki Tei Co., Ltd.	20	40,836
Amuse, Inc.	2,600	27,399
Ando Corp.	37,000	40,418
Anest Iwata Corp.	12,000	38,920
Anrakutei Co., Ltd.	3,000	13,696
Anritsu Corp.	42,000	134,070
AOC Holdings, Inc. (b)	13,400	71,399
Aohata Corp.	500	7,074
AOKI Holdings, Inc.	11,800	117,205
Aoyama Trading Co., Ltd.	11,600	147,823
Arakawa Chemical Industries, Ltd.	6,500	75,661
Araya Industrial Co., Ltd.	25,000	32,552
Arcs Co., Ltd.	10,000	131,264
Ariake Japan Co., Ltd.	8,500	126,308

Security Description	Shares	Value*

Japan—(Continued)
Arisawa Manufacturing Co., Ltd.	14,700	$75,502
Arnest One Corp.	6,900	70,012
Aronkasei Co., Ltd.	4,000	15,553
Art Corp.	3,700	54,708
As One Corp.	5,000	87,222
Asahi Co., Ltd. (b)	1,200	17,848
Asahi Diamond Industrial Co., Ltd.	20,000	142,972
Asahi Holdings, Inc.	7,600	115,838
Asahi Kogyosha Co., Ltd.	11,000	43,362
Asahi Organic Chemicals Industry Co., Ltd. (b)	30,000	66,486
Asahi TEC Corp. (a)	587,000	150,729
Asatsu-DK, Inc. (b)	10,800	212,160
Ashimori Industry Co., Ltd.	25,000	32,219
ASICS Trading Co., Ltd.	800	8,535
ASKA Pharmaceutical Co., Ltd.	10,000	68,487
ASKUL Corp.	6,000	108,860
Asunaro Aoki Construction Co., Ltd.	7,000	37,221
Atom Corp.	18,900	45,097
Atsugi Co., Ltd.	88,000	106,076
Autobacs Seven Co., Ltd.	10,200	303,703
Avex Group Holdings, Inc. (b)	12,000	95,326
Bals Corp.	13	9,591
Bando Chemical Industries, Ltd.	37,000	106,095
Bank of the Ryukyus, Ltd.	17,900	203,801
Belluna Co., Ltd.	11,950	48,326
Best Denki Co., Ltd.	25,500	88,782
BIC Camera, Inc.	182	64,447
BML, Inc.	2,900	79,121
Bookoff Corp.	6,000	65,215
Bunka Shutter Co., Ltd. (b)	21,000	70,494
CAC Corp. (b)	6,200	44,102
Calsonic Kansei Corp.	72,000	200,557
Can Do Co., Ltd.	3	2,997
Canon Electronics, Inc.	6,300	134,779
Canon Finetech, Inc.	7,300	95,488
Capcom Co., Ltd.	12,100	198,968
Carchs Co., Ltd. (a)	54,500	19,323
Catena Corp.	11,500	24,555
Cawachi, Ltd.	7,900	141,310
Cedyna Financial Corp. (b)	43,900	79,669
Central Glass Co., Ltd.	40,000	152,793
Central Security Patrols Co., Ltd.	3,200	31,853
Century Leasing System, Inc.	21,600	228,126
CFS Corp.	5,500	27,924
Chino Corp.	14,000	31,789
Chiyoda Co., Ltd.	10,700	137,588
Chofu Seisakusho Co., Ltd.	6,900	143,182
Chori Co., Ltd.	64,000	70,795
Chubu Shiryo Co., Ltd.	10,000	96,151
Chudenko Corp.	10,100	127,069
Chuetsu Pulp & Paper Co., Ltd.	44,000	75,277
Chugai Mining Co., Ltd.	67,700	29,768
Chugai Ro Co., Ltd.	24,000	62,636
Chugoku Marine Paints, Ltd.	22,000	154,044
Chuo Denki Kogyo Co., Ltd.	8,000	58,297
Chuo Spring Co., Ltd.	13,000	40,252
Circle K Sunkus Co., Ltd.	13,300	164,046

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
CKD Corp.	22,100	$166,608
Clarion Co., Ltd. (b)	51,000	52,029
Cleanup Corp.	9,100	66,300
CMIC Co., Ltd.	50	9,731
CMK Corp. (b)	20,100	144,752
Co-Op Chemical Co., Ltd. (a) (b)	14,000	20,057
Coca-Cola Central Japan Co., Ltd.	9,500	118,268
Colowide Co., Ltd. (b)	14,500	93,209
Commuture Corp.	12,000	75,667
Computer Engineering & Consulting, Ltd.	6,000	31,168
COMSYS Holdings Corp. (b)	12,000	125,844
Core Corp.	3,000	22,168
Corona Corp.	5,600	74,127
Cosel Co., Ltd.	6,700	80,250
Cosmos Pharmaceutical Corp.	700	17,555
Create Medic Co., Ltd.	1,800	16,724
Cross Plus, Inc.	1,100	11,992
CSK Holdings Corp. (b)	32,000	150,601
CTI Engineering Co., Ltd.	4,700	23,387
Culture Convenience Club Co., Ltd. (b)	26,800	128,636
Cybozu, Inc.	119	47,254
Dai Nippon Toryo Co., Ltd.	35,000	33,830
Dai-Dan Co., Ltd.	16,000	85,125
Dai-Ichi Kogyo Seiyaku Co., Ltd.	14,000	35,219
Daido Kogyo Co., Ltd.	9,000	13,881
Daido Metal Co., Ltd.	16,000	38,392
Daido Steel Co., Ltd. (b)	25,000	92,349
Daidoh, Ltd.	8,800	59,734
Daifuku Co., Ltd.	29,500	186,599
Daihen Corp.	46,000	164,007
Daiichi Chuo Kisen Kaisha (b)	45,000	96,184
Daiichi Jitsugyo Co., Ltd. (b)	20,000	51,768
Daiken Corp.	33,000	71,787
Daiki Aluminium Industry Co., Ltd.	19,000	39,283
Daiko Clearing Services Corp. (b)	5,200	20,974
Daikoku Denki Co., Ltd.	4,200	71,364
Daikokutenbussan Co., Ltd.	1,200	33,034
Daikyo, Inc. (b)	64,000	135,978
Daimei Telecom Engineering Corp.	15,000	114,083
Dainichi Co., Ltd.	4,700	28,825
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	28,000	107,055
Dainippon Screen Manufacturing Co., Ltd. (b)	69,000	301,956
Daio Paper Corp.	28,000	226,369
Daiseki Co., Ltd. (b)	9,300	187,338
Daiso Co., Ltd.	27,000	64,535
Daisyo Corp.	4,900	65,056
Daiwa Industries, Ltd.	18,000	82,941
Daiwabo Co., Ltd. (b)	43,000	90,048
DC Co., Ltd.	5,600	13,538
DCM Japan Holdings Co., Ltd. (b)	30,800	177,924
Denki Kogyo Co., Ltd.	19,000	82,650
Denyo Co., Ltd.	10,700	81,157
Descente, Ltd. (b)	18,000	86,753
DIC Corp.	81,000	137,438
DMW Corp.	700	12,296
Doshisha Co., Ltd.	4,600	102,249

Security Description	Shares	Value*

Japan—(Continued)
Doutor Nichires Holdings Co., Ltd.	11,200	$144,324
Dowa Holdings Co., Ltd.	35,000	194,347
Dr. Ci:Labo Co., Ltd.	41	83,807
DTS Corp.	8,900	83,911
Duskin Co., Ltd.	19,900	352,936
Dwango Co., Ltd. (b)	34	63,352
Dydo Drinco, Inc.	4,300	132,718
eAccess, Ltd.	388	226,705
Eagle Industry Co., Ltd.	13,000	65,686
Earth Chemical Co., Ltd. (b)	4,200	125,593
EDION Corp. (b)	35,200	380,359
Eiken Chemical Co., Ltd.	7,500	69,111
Eizo Nanao Corp.	6,800	161,384
Enplas Corp. (b)	5,700	108,573
EPS Co., Ltd.	4	15,628
ESPEC Corp.	8,800	42,724
Exedy Corp. (b)	10,600	219,491
Falco Biosystems, Ltd.	3,100	29,503
Fancl Corp. (b)	9,000	161,982
FCC Co., Ltd.	9,400	166,059
FDK Corp. (a)	42,000	62,009
Foster Electric Co., Ltd. (b)	6,500	190,077
FP Corp. (b)	3,800	171,435
France Bed Holdings Co., Ltd. (b)	53,000	75,299
Fudo Tetra Corp.	61,400	35,048
Fuji Co., Ltd./Ehime	6,000	112,663
Fuji Corp., Ltd.	12,200	42,586
Fuji Electric Holdings Co., Ltd. (b)	125,000	215,843
Fuji Kiko Co., Ltd.	12,000	11,878
Fuji Kyuko Co., Ltd.	20,000	101,588
Fuji Oil Co., Ltd. (b)	17,500	254,870
Fuji Seal International, Inc.	6,700	137,465
Fuji Soft, Inc.	7,500	120,199
Fujibo Holdings, Inc.	30,000	49,090
Fujico Co., Ltd.	8,000	92,428
Fujikura Kasei Co., Ltd.	9,600	47,457
Fujita Kanko, Inc.	30,000	119,682
Fujitec Co., Ltd.	33,000	178,378
Fujitsu Frontech, Ltd.	7,400	55,403
Fujitsu General, Ltd.	18,000	55,672
Fujiya Co., Ltd. (a) (b)	43,000	79,635
Fukuda Corp.	20,000	35,151
Fukushima Industries Corp.	1,700	14,676
Fukuyama Transporting Co., Ltd. (b)	33,000	151,566
Fumakilla, Ltd.	8,000	37,750
Funai Consulting Co., Ltd.	8,700	47,702
Funai Electric Co., Ltd.	4,500	225,882
Furukawa Battery Co., Ltd. (a) (b)	6,000	44,965
Furukawa Co., Ltd. (b)	124,000	147,056
Furukawa-Sky Aluminum Corp.	39,000	67,245
Furusato Industries, Ltd.	5,400	30,568
Fuso Pharmaceutical Industries, Ltd.	29,000	86,299
Futaba Corp. (b)	12,900	227,774
Futaba Industrial Co., Ltd. (b)	27,800	232,986
Future Architect, Inc.	68	27,067
Fuyo General Lease Co., Ltd.	7,200	151,487
Gakken Co., Ltd. (b)	28,000	70,673

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Gecoss Corp.	8,800	$37,017
Genki Sushi Co., Ltd.	2,200	28,052
Geo Corp.	131	131,466
GLOBERIDE, Inc.	37,000	42,994
GMO internet, Inc. (b)	14,200	57,298
Godo Steel, Ltd.	63,000	135,762
Goldcrest Co., Ltd.	6,290	174,852
Goldwin, Inc. (a)	20,000	36,782
Gourmet Kineya Co., Ltd.	1,000	5,747
Gulliver International Co., Ltd. (b)	1,500	104,750
Gun-Ei Chemical Industry Co., Ltd.	20,000	46,268
Gunze, Ltd.	60,000	220,460
H2O Retailing Corp. (b)	41,000	236,469
Hakuto Co., Ltd.	5,800	50,408
Hakuyosha Co., Ltd.	2,000	5,908
Hanwa Co., Ltd.	65,000	234,540
Happinet Corp.	3,400	43,783
Harashin Narus Holdings Co., Ltd.	5,600	63,882
Harima Chemicals, Inc.	2,000	10,734
Haseko Corp.	272,000	192,782
Hazama Corp.	41,900	37,420
Heiwa Corp.	12,300	124,852
Heiwa Real Estate Co., Ltd.	71,500	229,702
Heiwado Co., Ltd.	11,100	127,936
Hibiya Engineering, Ltd.	11,000	96,783
Hiday Hidaka Corp.	200	2,148
Hikari Tsushin, Inc.	7,900	142,843
HIS Co., Ltd.	7,200	130,364
Hitachi Business Solution Co., Ltd.	900	6,623
Hitachi Cable, Ltd.	61,000	184,279
Hitachi Construction Machinary Co., Ltd. (b)	3,700	96,493
Hitachi Koki Co., Ltd. (b)	15,600	178,545
Hitachi Kokusai Electric, Inc.	16,000	137,887
Hitachi Medical Corp.	8,000	66,857
Hitachi Metals Techno, Ltd.	2,000	7,863
Hitachi Tool Engineering, Ltd.	8,100	74,211
Hitachi Transport System, Ltd.	12,900	164,600
Hitachi Zosen Corp. (a)	234,000	317,876
Hochiki Corp.	8,000	44,569
Hodogaya Chemical Co., Ltd.	27,000	83,349
Hogy Medical Co., Ltd. (b)	3,400	164,705
Hohsui Corp.	12,000	13,247
Hokkaido Gas Co., Ltd.	25,000	66,060
Hokkan Holdings, Ltd.	23,000	53,610
Hokko Chemical Industry Co., Ltd.	8,000	22,437
Hokuetsu Paper Mills, Ltd. (b)	39,500	196,263
Hokuriku Electric Industry Co., Ltd.	22,000	37,402
Hokuriku Electrical Construction Co., Ltd.	1,000	2,790
Hokuriku Gas Co., Ltd.	5,000	12,674
Hokuto Corp.	8,000	166,273
Honshu Chemical Industry Co., Ltd.	2,000	7,944
Horiba, Ltd.	7,000	168,316
Horipro, Inc.	3,500	27,070
Hosiden Corp. (b)	19,300	204,224
Hosokawa Micron Corp.	14,000	51,581
Howa Machinery, Ltd.	36,000	19,273
I-Net Corp.	3,200	17,622

Security Description	Shares	Value*

Japan—(Continued)
IBJ Leasing Co., Ltd.	6,400	$115,611
Ichibanya Co., Ltd.	600	13,793
Ichikawa Co., Ltd.	2,000	3,545
Ichikoh Industries, Ltd.	18,000	28,099
Ichinen Holdings Co., Ltd.	7,000	26,798
Ichiyoshi Securities Co., Ltd.	10,300	68,793
Icom, Inc.	4,200	90,103
Idec Corp. (b)	9,700	62,816
Ihara Chemical Industry Co., Ltd.	18,000	48,330
Iino Kaiun Kaisha, Ltd.	26,000	110,022
Ikyu Corp.	28	12,547
Imasen Electric Industrial	7,100	89,906
Imperial Hotel, Ltd.	650	11,323
Inaba Denki Sangyo Co., Ltd.	6,000	136,951
Inaba Seisakusho Co., Ltd.	5,500	54,612
Inabata & Co., Ltd.	23,700	83,998
Inageya Co., Ltd.	6,000	61,767
Ines Corp.	14,100	108,785
Information Services International-Dentsu, Ltd.	4,900	28,620
Intage, Inc.	800	13,749
Inui Steamship Co., Ltd.	6,500	45,375
Invoice, Inc.	3,601	53,383
Ise Chemical Corp.	1,000	4,796
Iseki & Co., Ltd. (b)	50,000	158,602
Ishihara Sangyo Kaisha, Ltd. (a)	139,000	112,397
Ishii Hyoki Co., Ltd.	1,800	22,348
Ito En, Ltd. (b)	7,900	118,539
Itochu Enex Co., Ltd.	23,000	93,914
Itochu-Shokuhin Co., Ltd.	1,800	60,200
Itoham Foods, Inc. (b)	52,000	193,502
Itoki Corp.	16,300	32,092
Iwasaki Electric Co., Ltd.	29,000	50,822
IWATANI Corp.	56,000	159,840
Iwatsu Electric Co., Ltd.	37,000	29,259
Izumiya Co., Ltd.	37,000	158,615
J-Oil Mills, Inc.	35,000	104,711
Jalux, Inc.	3,200	30,664
Janome Sewing Machine Co., Ltd.	68,000	40,271
Japan Airport Terminal Co., Ltd. (b)	16,200	217,705
Japan Aviation Electronics Industry, Ltd. (b)	24,000	160,613
Japan Carlit Co., Ltd.	7,000	31,877
Japan Cash Machine Co., Ltd.	7,900	69,833
Japan Digital Laboratory Co., Ltd.	9,200	102,916
Japan Pulp & Paper Co., Ltd.	33,000	118,027
Japan Radio Co., Ltd. (b)	36,000	65,791
Japan Transcity Corp.	23,000	65,516
Japan Vilene Co., Ltd.	11,000	51,493
Jastec Co., Ltd.	5,100	25,597
JBCC Holdings, Inc.	5,700	35,381
JBIS Holdings, Inc.	10,400	35,072
Jeol, Ltd.	29,000	102,260
JFE Shoji Holdings, Inc.	38,000	134,676
JK Holdings Co., Ltd.	5,600	22,044
JMS Co., Ltd.	13,000	50,966
Joban Kosan Co., Ltd.	19,000	29,817
Joshin Denki Co., Ltd. (b)	18,000	140,518
JSP Corp.	10,700	112,926

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Juki Corp. (b)	55,000	$56,109
JVC KENWOOD Holdings, Inc.	266,800	123,680
K’s Holdings Corp.	8,800	262,410
kabu.com Securities Co., Ltd. (b)	125	120,560
Kadokawa Group Holdings, Inc. (b)	6,700	155,713
Kaga Electronics Co., Ltd.	8,500	83,717
Kagawa Bank, Ltd.	31,000	106,130
Kakaku.com, Inc. (b)	51	198,111
Kaken Pharmaceutical Co., Ltd.	22,000	186,503
Kameda Seika Co., Ltd.	3,100	54,880
Kamei Corp.	9,000	42,382
Kanaden Corp.	11,000	58,134
Kanagawa Chuo Kotsu Co., Ltd.	16,000	87,705
Kanamoto Co., Ltd.	11,000	46,651
Kandenko Co., Ltd.	22,000	138,236
Kanematsu Corp. (a)	149,000	110,016
Kanematsu Electronics, Ltd.	8,500	74,226
Kanto Auto Works, Ltd.	13,300	118,867
Kanto Denka Kogyo Co., Ltd.	18,000	134,781
Kanto Natural Gas Development, Ltd.	12,000	62,180
Kanto Tsukuba Bank, Ltd. (b)	25,500	76,130
Kappa Create Co., Ltd. (b)	900	19,528
Kasai Kogyo Co., Ltd.	10,000	27,671
Kasumi Co., Ltd.	16,000	78,211
Katakura Chikkarin Co., Ltd.	8,000	24,002
Katakura Industries Co., Ltd. (b)	9,000	77,185
Kato Sangyo Co., Ltd.	7,100	128,995
Kato Works Co., Ltd.	27,000	45,365
Kawai Musical Instruments Manufacturing Co., Ltd.	30,000	34,796
Kawasaki Kinkai Kisen Kaisha	7,000	18,159
Kawashima Selkon Textiles Co., Ltd.	29,000	22,505
Kawasumi Laboratories, Inc.	9,000	53,266
Kayaba Industry Co., Ltd. (b)	66,000	208,755
Keihin Corp.	9,100	135,557
Keiyo Co., Ltd. (b)	13,300	56,691
Kenedix, Inc. (b)	289	92,990
Kentucky Fried Chicken Japan, Ltd.	3,000	52,627
KEY Coffee, Inc. (b)	5,800	99,117
Kimura Chemical Plants Co., Ltd.	4,900	43,384
Kinki Nippon Tourist Co., Ltd.	23,000	18,034
Kinki Sharyo Co., Ltd.	10,000	78,094
Kintetsu World Express, Inc. (b)	5,600	145,292
Kinugawa Rubber Industrial Co., Ltd.	16,000	35,013
Kisoji Co., Ltd. (b)	6,100	127,238
Kissei Pharmaceutical Co., Ltd.	10,000	197,465
Kitagawa Iron Works Co., Ltd.	33,000	29,258
Kitano Construction Corp. (b)	24,000	58,925
Kitz Corp.	31,000	149,810
Kiyo Holdings, Inc.	246,000	295,906
Koa Corp. (b)	14,000	110,751
Koatsu Gas Kogyo Co., Ltd.	14,000	83,204
Kohnan Shoji Co., Ltd.	10,300	109,679
Kohsoku Corp.	5,000	36,340
Koike Sanso Kogyo Co., Ltd.	13,000	36,952
Kojima Co., Ltd. (b)	11,300	66,365
Kokuyo Co., Ltd. (b)	31,000	246,674
Komai Tekko, Inc.	12,000	21,503

Security Description	Shares	Value*

Japan—(Continued)
Komatsu Seiren Co., Ltd.	13,000	$52,496
Komatsu Wall Industry Co., Ltd.	3,600	41,313
Komeri Co., Ltd.	6,900	183,433
Komori Corp.	24,000	263,084
Konaka Co., Ltd.	12,400	39,555
Konishi Co., Ltd.	7,300	74,096
Kosaido Co., Ltd.	3,700	7,716
Kose Corp. (b)	9,800	197,961
Kosei Securities Co., Ltd.	14,000	13,742
Kourakuen Corp.	1,100	14,002
Krosaki Harima Corp.	26,000	45,686
KRS Corp.	4,200	42,452
Kumagai Gumi Co., Ltd.	59,000	34,990
Kumiai Chemical Industry Co., Ltd.	20,000	62,279
Kura Corp.	25	66,307
Kurabo Industries, Ltd.	87,000	132,681
KUREHA Corp.	41,000	201,664
Kurimoto, Ltd.	53,000	50,656
Kuroda Electric Co., Ltd. (b)	11,800	171,688
Kyodo Printing Co., Ltd.	35,000	94,038
Kyodo Shiryo Co., Ltd.	30,000	36,486
Kyoei Steel, Ltd.	5,700	105,053
Kyoei Tanker Co., Ltd.	13,000	27,506
Kyokuto Kaihatsu Kogyo Co., Ltd.	17,900	65,320
Kyokuto Securities Co., Ltd.	1,800	14,039
Kyokuyo Co., Ltd.	34,000	67,034
Kyorin Co., Ltd.	13,000	189,971
Kyoritsu Maintenance Co., Ltd.	4,000	55,127
Kyosan Electric Manufacturing Co., Ltd.	22,000	98,935
Kyoto Kimono Yuzen Co., Ltd.	4,400	44,428
Kyowa Electronics Instruments Co., Ltd.	6,000	17,463
Kyowa Exeo Corp.	24,000	202,438
Kyowa Leather Cloth Co., Ltd.	3,300	11,610
Kyudenko Corp.	20,000	119,125
Life Corp.	12,800	220,520
Lintec Corp.	4,900	97,873
Lion Corp.	8,000	38,810
M3, Inc. (b)	34	102,511
Macnica, Inc.	4,500	67,738
Maeda Corp.	60,000	163,041
Maeda Road Construction Co., Ltd.	23,000	168,969
Maezawa Kasei Industries Co., Ltd.	5,200	52,020
Maezawa Kyuso Industries Co., Ltd.	5,300	75,267
Makino Milling Machine Co., Ltd. (b)	56,000	213,767
Mandom Corp. (b)	6,300	178,571
Mars Engineering Corp.	2,500	60,384
Marubun Corp.	10,300	62,975
Marudai Food Co., Ltd.	49,000	145,791
Maruei Department Store Co., Ltd.	20,000	25,125
Maruha Nichiro Holdings, Inc. (b)	126,000	171,332
Maruka Machinery Co., Ltd.	3,000	19,819
Marukyu Co., Ltd.	700	7,422
Marusan Securities Co., Ltd. (b)	24,600	133,654
Maruwa Co., Ltd.	4,200	89,806
Maruwn Corp.	2,200	5,198
Maruyama Manufacturing Co.Inc	18,000	31,617
Maruzen Co., Ltd. (a)	57,000	46,688

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Maruzen Showa Unyu Co., Ltd.	28,000	$89,986
Maspro Denkoh Corp.	6,200	53,158
Matsuda Sangyo Co., Ltd. (b)	4,100	70,045
Matsui Construction Co., Ltd.	10,000	38,727
Matsuya Co., Ltd. (b)	11,700	104,795
Matsuya Foods Co., Ltd.	3,800	53,564
Max Co., Ltd.	14,000	139,515
Maxvalu Tokai Co., Ltd.	5,400	61,332
MEC Co., Ltd. (b)	4,800	31,164
Megachips Corp.	5,100	71,467
Megane TOP Co., Ltd.	1,800	19,570
Megmilk Snow Brand Co., Ltd. (b)	11,700	171,981
Meidensha Corp. (b)	49,000	219,879
Meiji Shipping Co., Ltd.	8,500	37,880
Meiko Network Japan Co., Ltd.	2,200	13,744
Meitec Corp. (b)	10,000	134,794
Meito Sangyo Co., Ltd.	5,000	68,100
Meito Transportation Co., Ltd.	1,400	11,911
Meiwa Estate Co., Ltd.	10,300	47,610
Melco Holdings, Inc.	5,600	100,649
Mercian Corp.	38,000	79,938
Mikuni Coca-Cola Bottling Co., Ltd.	11,100	86,443
Milbon Co., Ltd. (b)	3,500	74,346
Mimasu Semiconductor Industry Co., Ltd.	6,800	81,342
Ministop Co., Ltd.	5,300	64,203
Misawa Homes Co., Ltd. (a)	13,200	40,124
MISUMI Group, Inc. (b)	7,700	131,194
Mito Securities Co., Ltd.	21,000	46,645
Mitsuba Corp.	18,000	76,252
Mitsubishi Cable Industries, Ltd. (b)	47,000	36,206
Mitsubishi Kakoki Kaisha, Ltd.	22,000	55,930
Mitsubishi Paper Mills, Ltd. (b)	124,000	145,417
Mitsubishi Pencil Co., Ltd.	6,500	82,665
Mitsubishi Steel Manufacturing Co., Ltd.	43,000	72,500
Mitsuboshi Belting Co., Ltd.	30,000	119,302
Mitsui High-Tec, Inc.	11,100	91,615
Mitsui Home Co., Ltd.	15,000	72,115
Mitsui Knowledge Industry Co., Ltd.	396	69,797
Mitsui Matsushima Co., Ltd.	25,000	39,057
Mitsui Sugar Co., Ltd.	34,000	109,832
Mitsui-Soko Co., Ltd. (b)	36,000	130,097
Mitsumura Printing Co., Ltd.	1,000	3,246
Mitsuuroko Co., Ltd.	11,000	72,972
Miura Co., Ltd.	8,700	219,724
Miyoshi Oil & Fat Co., Ltd.	30,000	44,815
Mizuho Investors Securities Co., Ltd.	81,000	78,267
Mizuno Corp.	34,000	166,250
Mochida Pharmaceutical Co., Ltd.	22,000	196,475
Modec, Inc. (b)	4,300	81,670
Monex Beans Holdings, Inc.	358	122,230
Mori Seiki Co., Ltd. (b)	18,500	165,297
Morinaga & Co., Ltd.	71,000	148,844
Morinaga Milk Industry Co., Ltd. (b)	54,000	213,174
Morita Holdings Corp.	8,000	37,035
Morozoff, Ltd.	11,000	36,286
Mory Industries, Inc.	20,000	42,518
MOS Food Services, Inc.	9,600	152,031

Security Description	Shares	Value*

Japan—(Continued)
Moshi Moshi Hotline, Inc. (b)	7,350	$131,451
Mr Max Corp.	13,800	65,187
Musashi Seimitsu Industry Co., Ltd.	6,200	143,796
Mutoh Holdings Co., Ltd. (a)	21,000	31,579
Nabtesco Corp. (b)	25,000	285,283
NAC Co., Ltd.	1,400	13,085
Nachi-Fujikoshi Corp. (b)	69,000	149,540
Nagaileben Co., Ltd.	1,200	23,813
Nagatanien Co., Ltd.	8,000	74,159
Nakabayashi Co., Ltd.	17,000	35,242
Nakamuraya Co., Ltd.	18,000	92,338
Nakayama Steel Works, Ltd.	46,000	62,746
NEC Electronics Corp. (a) (b)	5,400	44,412
NEC Fielding, Ltd.	5,000	67,185
NEC Leasing, Ltd.	8,100	103,192
NEC Mobiling, Ltd.	4,600	112,613
NEC Networks & System Integration Corp.	8,300	100,190
NET One Systems Co., Ltd. (b)	140	155,730
Neturen Co., Ltd.	13,200	83,499
New Japan Radio Co., Ltd.	15,000	28,800
NHK Spring Co., Ltd.	11,000	102,054
Nice Holdings, Inc.	31,000	67,783
Nichia Steel Works, Ltd.	18,000	49,302
Nichias Corp.	37,000	146,717
Nichiban Co., Ltd.	14,000	42,856
Nichicon Corp. (b)	18,200	191,662
Nichiha Corp. (b)	10,500	64,997
Nichii Gakkan Co.	14,300	127,199
Nichirei Corp.	70,000	242,530
Nichireki Co., Ltd.	11,000	40,291
Nidec Copal Corp.	5,900	80,694
Nidec Sankyo Corp.	14,000	118,077
Nidec Servo Corp.	8,000	41,671
Nidec-Tosok Corp.	5,800	62,301
Nifco, Inc.	14,900	296,270
Nihon Chouzai Co., Ltd.	1,990	42,495
Nihon Dempa Kogyo Co., Ltd. (b)	6,800	123,277
Nihon Eslead Corp. (b)	3,100	26,611
Nihon Kohden Corp. (b)	12,700	201,383
Nihon Nohyaku Co., Ltd. (b)	15,000	84,365
Nihon Parkerizing Co., Ltd.	14,000	165,938
Nihon Shokuhin Kako Co., Ltd.	3,000	21,632
Nihon Spindle Manufacturing Co., Ltd.	15,000	20,660
Nihon Unisys, Ltd.	16,000	113,667
Nihon Yamamura Glass Co., Ltd.	45,000	147,414
Nikkiso Co., Ltd.	18,000	100,988
Nikko Co., Ltd.	14,000	38,345
Nippo Corp.	20,000	142,733
Nippon Beet Sugar Manufacturing Co., Ltd. (b)	53,000	137,101
Nippon Carbon Co., Ltd. (b)	34,000	96,843
Nippon Ceramic Co., Ltd. (b)	6,400	78,699
Nippon Chemi-Con Corp.	57,000	207,731
Nippon Chemical Industrial Co., Ltd.	30,000	63,097
Nippon Chemiphar Co., Ltd. (b)	10,000	27,389
Nippon Coke & Engineering Co. (b)	66,500	75,287
Nippon Denko Co., Ltd. (b)	24,000	142,945
Nippon Densetsu Kogyo Co., Ltd.	12,000	96,906

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nippon Denwa Shisetsu Co., Ltd.	16,000	$50,376
Nippon Felt Co., Ltd.	7,000	29,097
Nippon Filcon Co., Ltd.	6,600	32,705
Nippon Fine Chemical Co., Ltd.	7,400	53,131
Nippon Flour Mills Co., Ltd.	40,000	198,500
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	27,188
Nippon Gas Co., Ltd.	10,100	162,071
Nippon Hume Corp.	6,000	16,821
Nippon Kanzai Co., Ltd.	2,300	36,737
Nippon Kasei Chemical Co., Ltd.	26,000	50,817
Nippon Kayaku Co., Ltd.	24,000	216,385
Nippon Kinzoku Co., Ltd.	29,000	45,988
Nippon Koei Co., Ltd.	33,000	99,487
Nippon Konpo Unyu Soko Co., Ltd.	24,000	256,501
Nippon Koshuha Steel Co., Ltd.	34,000	30,916
Nippon Light Metal Co., Ltd.	255,000	217,710
Nippon Metal Industry Co., Ltd. (b)	57,000	86,060
Nippon Paint Co., Ltd. (b)	45,000	270,949
Nippon Parking Development Co., Ltd.	803	35,186
Nippon Pillar Packing Co., Ltd. (b)	11,000	48,302
Nippon Piston Ring Co., Ltd.	28,000	26,351
Nippon Seiki Co., Ltd. (b)	12,000	136,738
Nippon Seisen Co., Ltd.	15,000	36,977
Nippon Sharyo, Ltd. (b)	17,000	108,051
Nippon Shinyaku Co., Ltd.	16,000	178,647
Nippon Signal Co., Ltd.	17,800	172,048
Nippon Soda Co., Ltd.	43,000	154,770
Nippon Steel Trading Co., Ltd.	22,000	33,727
Nippon Suisan Kaisha, Ltd. (b)	64,200	180,857
Nippon Thompson Co., Ltd.	30,000	147,810
Nippon Valqua Industries, Ltd.	32,000	60,694
Nippon Yakin Kogyo Co., Ltd. (b)	46,000	176,921
Nippon Yusoki Co., Ltd.	2,000	3,920
Nipro Corp.	12,400	255,576
NIS Group Co., Ltd.	82,900	26,713
Nishimatsu Construction Co., Ltd.	137,000	149,345
Nishimatsuya Chain Co., Ltd. (b)	17,100	150,061
Nissan Shatai Co., Ltd.	25,000	222,964
Nissei Corp.	10,500	72,647
Nissen Holdings Co., Ltd. (b)	14,000	41,359
Nissin Corp.	30,000	64,669
Nissin Electric Co., Ltd.	19,000	94,191
Nissin Kogyo Co., Ltd.	11,000	169,469
Nissin Sugar Manufacturing Co., Ltd.	7,000	15,129
Nissui Pharmaceutical Co., Ltd.	5,800	40,807
Nitta Corp. (b)	10,900	143,551
Nittan Valve Co., Ltd.	10,500	29,709
Nittetsu Mining Co., Ltd.	26,000	121,756
Nitto Boseki Co., Ltd.	112,000	191,240
Nitto Fuji Flour Milling Co., Ltd.	4,000	14,652
Nitto Kogyo Corp.	11,900	117,802
Nitto Kohki Co., Ltd.	3,800	81,714
Nitto Seiko Co., Ltd.	11,000	26,080
NOF Corp. (b)	56,000	234,667
Nohmi Bosai, Ltd. (b)	9,000	54,326
Nomura Co., Ltd.	19,000	50,609
Noritake Co., Ltd.	47,000	123,780

Security Description	Shares	Value*

Japan—(Continued)
Noritsu Koki Co., Ltd.	8,700	$59,047
Noritz Corp.	6,400	83,239
NS Solutions Corp.	5,800	91,319
NSD Co., Ltd. (b)	14,000	144,059
O-M, Ltd.	8,000	24,574
OBIC Business Consultants, Ltd. (b)	1,950	76,265
Oenon Holdings, Inc. (b)	17,000	31,529
Ohara, Inc.	4,400	74,839
Oiles Corp.	8,500	117,811
Okabe Co., Ltd.	18,600	60,469
Okamoto Industries, Inc.	29,000	109,722
Okamura Corp.	28,000	128,327
Okasan Securities Group, Inc.	54,000	260,364
Oki Electric Industry Co., Ltd.	192,000	159,346
OKK Corp.	32,000	24,822
Okuma Holdings, Inc. (b)	51,000	266,911
Okumura Corp. (b)	59,000	198,114
Okura Industrial Co., Ltd.	24,000	66,390
Okuwa Co., Ltd.	10,000	95,734
Olympic Corp.	9,300	62,693
ONO Sokki Co., Ltd.	9,000	37,604
Onoken Co., Ltd.	5,200	35,743
Onward Holdings Co., Ltd. (b)	43,000	264,851
Organo Corp. (b)	11,000	71,873
Oriental Yeast Co., Ltd.	4,000	20,207
Origin Electric Co., Ltd.	11,000	28,825
Osaka Organic Chemical Industry, Ltd.	100	378
Osaka Steel Co., Ltd.	6,100	102,141
OSAKA Titanium Technologies Co., Ltd. (b)	5,900	161,244
Osaki Electric Co., Ltd. (b)	11,000	98,311
OSG Corp. (b)	23,500	242,446
Oyo Corp. (b)	7,600	67,748
Pacific Golf Group International Holdings KK	143	96,901
Pacific Industrial Co., Ltd.	16,000	84,380
Pacific Metals Co., Ltd. (b)	32,000	239,968
Pal Co, Ltd.	750	13,047
PanaHome Corp.	25,000	160,859
Paramount Bed Co., Ltd. (b)	6,100	128,809
Parco Co., Ltd.	26,500	227,975
Paris Miki, Inc. (b)	10,200	85,409
Park24 Co., Ltd.	23,700	250,899
Pasco Corp. (a)	17,000	31,465
Pasona Group, Inc. (b)	76	47,249
Penta-Ocean Construction Co., Ltd.	118,000	115,319
PIA Corp. (a)	3,200	41,277
Pigeon Corp.	4,800	187,034
Pilot Corp.	44	49,200
Piolax, Inc.	4,000	67,740
Pioneer Corp. (b)	84,300	260,514
Plenus Co., Ltd.	6,900	93,831
Press Kogyo Co., Ltd.	44,000	82,700
Prima Meat Packers, Ltd.	65,000	66,429
Pronexus, Inc.	8,100	47,951
PS Mitsubishi Construction Co., Ltd. (b)	9,900	32,666
Raito Kogyo Co., Ltd.	24,200	51,593
Rasa Industries, Ltd.	33,000	29,334
Renown, Inc. (a)	15,100	24,599

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Resort Solution Co., Ltd.	1,000	$1,609
Resort Trust, Inc.	11,200	131,439
Rheon Automatic Machinery Co., Ltd.	5,000	12,469
Rhythm Watch Co., Ltd.	57,000	79,578
Ricoh Leasing Co., Ltd.	6,800	134,365
Right On Co., Ltd.	5,500	42,424
Riken Corp.	38,000	122,346
Riken Keiki Co., Ltd.	7,500	50,504
Riken Technos Corp.	22,000	51,329
Riken Vitamin Co., Ltd.	3,100	73,920
Ringer Hut Co., Ltd.	6,200	78,915
Risa Partners, Inc. (b)	106	66,555
Riso Kyoiku Co., Ltd.	222	13,240
Rock Field Co., Ltd.	3,800	49,393
Rohto Pharmaceutical Co., Ltd.	4,000	46,062
Roland Corp.	10,200	90,269
Roland DG Corp.	3,700	46,017
Round One Corp.	18,000	106,133
Royal Holdings Co., Ltd.	9,000	91,815
Ryobi, Ltd.	65,000	170,054
Ryoden Trading Co., Ltd.	15,000	73,631
Ryohin Keikaku Co., Ltd. (b)	7,100	258,016
Ryosan Co., Ltd.	11,300	265,207
Ryoshoku, Ltd. (b)	3,300	85,879
Ryoyo Electro Corp.	11,000	87,272
S&B Foods, Inc.	2,000	17,657
S. Foods, Inc.	7,000	60,836
Sagami Chain Co., Ltd.	3,000	25,891
Saibu Gas Co., Ltd.	95,000	259,111
Saizeriya Co., Ltd. (b)	9,300	151,548
Sakai Chemical Industry Co., Ltd.	45,000	204,378
Sakata INX Corp.	20,000	77,972
Sakata Seed Corp. (b)	11,900	172,111
Sala Corp.	11,000	67,423
San Holdings, Inc.	1,600	26,429
San-A Co., Ltd.	2,900	108,875
San-Ai Oil Co., Ltd.	22,000	85,053
Sanden Corp. (b)	56,000	143,700
Sanei-International Co., Ltd.	5,700	52,446
Sanken Electric Co., Ltd. (b)	53,000	149,285
Sanki Engineering Co., Ltd.	23,000	161,202
Sanko Metal Industries Co., Ltd.	10,000	26,553
Sankyo Seiko Co., Ltd.	23,700	59,612
Sankyo-Tateyama Holdings, Inc.	109,000	146,735
Sankyu, Inc. (b)	63,000	322,085
Sanoh Industrial Co., Ltd.	10,100	60,367
Sanrio Co., Ltd. (b)	12,600	95,806
Sanshin Electronics Co., Ltd.	12,600	85,810
Sansui Electric Co., Ltd. (a)	316,000	16,778
Sanwa Holdings Corp. (b)	75,000	190,906
Sanyo Chemical Industries, Ltd. (b)	27,000	140,966
Sanyo Denki Co., Ltd.	17,000	55,873
Sanyo Housing Nagoya Co., Ltd.	25	20,903
Sanyo Shokai, Ltd. (b)	45,000	132,445
Sanyo Special Steel Co., Ltd. (b)	47,000	203,111
Sapporo Hokuyo Holdings, Inc.	90,000	325,739
Sasebo Heavy Industries Co., Ltd.	37,000	81,739

Security Description	Shares	Value*

Japan—(Continued)
Sato Corp.	8,600	$88,581
Sato Shoji Corp.	7,200	35,865
Satori Electric Co., Ltd.	6,600	38,913
Sawai Pharmaceutical Co., Ltd. (b)	4,100	234,033
Scroll Corp.	9,500	31,759
Secom Joshinetsu Co., Ltd.	900	18,824
Secom Techno Service Co., Ltd.	1,500	38,832
Seibu Electric Industry Co., Ltd.	2,000	7,556
Seika Corp.	28,000	59,607
Seikagaku Corp.	11,800	123,060
Seiko Holdings Corp.	31,000	57,404
Seiren Co., Ltd. (b)	20,600	142,068
Sekisui Jushi Corp.	15,000	115,246
Sekisui Plastics Co., Ltd.	21,000	99,240
Senko Co., Ltd. (b)	23,000	79,944
Senshu Electric Co., Ltd.	4,100	36,400
Senshukai Co., Ltd. (b)	14,700	74,635
Shibaura Mechatronics Corp. (b)	13,000	43,200
Shibuya Kogyo Co., Ltd.	4,000	34,311
Shikibo, Ltd. (b)	49,000	76,823
Shikoku Chemicals Corp.	18,000	104,673
Shima Seiki Manufacturing, Ltd. (b)	8,900	160,995
Shimachu Co., Ltd.	16,100	314,330
Shin Nippon Air Technologies Co., Ltd.	8,100	50,791
Shin-Etsu Polymer Co., Ltd.	20,000	117,926
Shin-Keisei Electric Railway Co., Ltd.	12,000	47,704
Shin-Kobe Electric Machinery Co., Ltd. (b)	7,000	69,318
Shinagawa Refractories Co., Ltd.	23,000	53,351
Shindengen Electric Manufacturing Co., Ltd.	35,000	77,785
Shinkawa, Ltd.	7,000	110,394
Shinko Plantech Co., Ltd.	11,700	117,983
Shinko Shoji Co., Ltd.	9,200	72,627
Shinko Wire Co., Ltd.	10,000	15,071
Shinmaywa Industries, Ltd.	44,000	134,083
Shinsho Corp.	18,000	30,052
Shinwa Kaiun Kaisha, Ltd.	32,000	82,134
Ship Healthcare Holdings, Inc.	107	58,565
Shiroki Corp.	25,000	48,866
Shizuoka Gas Co., Ltd.	15,000	96,519
SHO-BOND Holdings Co., Ltd. (b)	4,800	79,038
Shobunsha Publications, Inc.	5,300	31,611
Shochiku Co., Ltd. (b)	25,000	222,423
Shoko Co., Ltd. (b)	27,000	31,319
Showa Aircraft Industry Co., Ltd.	1,000	6,038
Showa Corp. (b)	22,600	136,202
Showa Sangyo Co., Ltd.	34,000	109,745
Siix Corp.	9,300	113,907
Sinanen Co., Ltd.	17,000	70,555
Sinfonia Technology Co., Ltd.	33,000	62,955
Sintokogio, Ltd.	23,700	167,833
SKY Perfect JSAT Holdings, Inc.	489	194,086
SMK Corp. (b)	27,000	154,811
SNT Corp.	8,200	19,906
So-net Entertainment Corp.	24	54,341
Soda Nikka Co., Ltd.	3,000	9,893
Sodick Co., Ltd.	22,500	39,496
Soft99 Corp.	300	1,625

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sogo Medical Co., Ltd.	2,400	$53,769
Sohgo Security Services Co., Ltd.	19,600	218,683
Sotoh Co., Ltd.	3,600	32,588
Space Co., Ltd.	200	1,316
SRA Holdings	4,200	36,913
SRI Sports, Ltd.	41	38,627
SSP Co., Ltd.	18,000	95,708
ST Corp.	3,700	40,809
St. Marc Holdings Co., Ltd.	2,700	73,516
Star Micronics Co., Ltd. (b)	14,800	121,910
Starzen Co., Ltd.	28,000	70,373
Stella Chemifa Corp. (b)	2,600	136,462
Studio Alice Co., Ltd.	200	1,727
Subaru Enterprise Co., Ltd.	1,000	2,943
Sugi Holdings Co., Ltd. (b)	8,700	190,632
Sugimoto & Co., Ltd.	3,800	32,001
Sumida Corp.	7,400	55,843
Suminoe Textile Co., Ltd.	18,000	21,515
Sumisho Computer Systems Corp.	7,700	105,153
Sumitomo Bakelite Co., Ltd.	48,000	235,264
Sumitomo Densetsu Co., Ltd.	10,500	52,065
Sumitomo Forestry Co., Ltd. (b)	19,500	146,588
Sumitomo Light Metal Industries, Ltd.	125,000	99,083
Sumitomo Mitsui Construction Co., Ltd. (a)	107,000	83,884
Sumitomo Osaka Cement Co., Ltd.	139,000	212,724
Sumitomo Pipe & Tube Co., Ltd.	11,100	56,867
Sumitomo Precision Products Co., Ltd.	12,000	35,001
Sumitomo Real Estate Sales Co., Ltd.	2,910	119,128
Sumitomo Seika Chemicals Co., Ltd.	20,000	75,101
Sunx, Ltd.	12,600	41,576
SWCC Showa Holdings Co., Ltd.	112,000	96,208
SxL Corp. (a)	40,000	17,647
SystemPro Co., Ltd.	50	22,644
T Hasegawa Co., Ltd.	7,700	108,740
T RAD Co., Ltd.	29,000	60,549
T-GAIA Corp. (b)	54	95,428
Tachi-S Co., Ltd.	10,800	105,956
Tachibana Eletech Co., Ltd.	6,700	47,926
Tadano, Ltd. (b)	45,000	186,088
Taihei Dengyo Kaisha, Ltd.	14,000	124,210
Taihei Kogyo Co., Ltd.	22,000	91,366
Taiheiyo Cement Corp. (b)	83,000	94,494
Taiho Kogyo Co., Ltd.	11,900	83,361
Taikisha, Ltd.	10,900	145,639
Taisei Lamick Co., Ltd.	1,900	43,835
Taiyo Ink Manufacturing Co., Ltd.	5,200	137,289
Taiyo Yuden Co., Ltd.	27,000	348,321
Takamatsu Construction Group Co., Ltd.	6,000	75,332
Takano Co., Ltd.	6,600	32,184
Takaoka Electric Manufacturing Co., Ltd. (b)	30,000	89,563
Takara Holdings, Inc.	22,000	126,604
Takara Printing Co., Ltd.	3,100	23,176
Takara Standard Co., Ltd. (b)	39,000	215,748
Takasago International Corp. (b)	29,000	139,033
Takasago Thermal Engineering Co., Ltd. (b)	20,100	171,362
Takata Corp. (b)	9,600	223,064
Takiron Co., Ltd. (b)	19,000	48,645

Security Description	Shares	Value*

Japan—(Continued)
Takuma Co., Ltd.	30,000	$73,220
Tamura Corp. (b)	27,000	81,869
Tatsuta Electric Wire and Cable Co., Ltd.	30,000	73,142
Tayca Corp.	12,000	32,220
Teac Corp. (a)	62,000	22,637
TECHNO ASSOCIE Co., Ltd.	300	2,004
Techno Ryowa, Ltd.	4,700	21,546
Tecmo Koei Holdings Co., Ltd.	12,000	87,528
Teikoku Electric Manufacturing Co., Ltd.	3,700	68,100
Teikoku Piston Ring Co., Ltd.	7,900	30,636
Teikoku Sen-I Co., Ltd.	8,000	39,110
Teikoku Tsushin Kogyo Co., Ltd.	20,000	41,028
Tekken Corp.	59,000	50,691
Ten Allied Co., Ltd.	2,600	8,810
Tenma Corp.	9,100	101,639
Teraoka Seisakusho Co., Ltd.	100	425
The Aichi Bank, Ltd.	3,000	216,201
The Akita Bank, Ltd.	64,000	250,191
The Aomori Bank, Ltd.	54,000	124,691
The Awa Bank, Ltd. (b)	72,000	383,374
The Bank of Iwate, Ltd.	5,100	281,688
The Bank of Nagoya, Ltd.	60,000	215,886
The Bank of Okinawa, Ltd.	6,500	238,042
The Bank of Saga, Ltd.	54,000	156,485
The Chiba Kogyo Bank, Ltd. (a)	17,000	128,489
The Chukyo Bank, Ltd.	49,000	145,500
The Daiei, Inc. (a) (b)	22,550	77,501
The Daisan Bank, Ltd.	56,000	141,077
The Daishi Bank, Ltd.	31,000	103,215
The Daito Bank, Ltd.	46,000	30,208
The Ehime Bank, Ltd. (b)	54,000	152,406
The Eighteenth Bank, Ltd.	71,000	209,428
The Fuji Fire & Marine Insurance Co., Ltd.	70,000	67,855
The Fukui Bank, Ltd.	81,000	260,097
The Fukushima Bank, Ltd.	90,000	50,384
The Higashi-Nippon Bank, Ltd.	62,000	118,769
The Higo Bank, Ltd.	38,000	210,999
The Hokkoku Bank, Ltd.	107,000	382,092
The Hokuetsu Bank, Ltd.	73,000	114,886
The Hyakugo Bank, Ltd.	77,000	339,732
The Hyakujushi Bank, Ltd.	81,000	281,863
The Japan Wool Textile Co., Ltd. (b)	28,000	169,902
The Juroku Bank, Ltd.	114,000	415,818
The Keihin Co., Ltd.	22,000	23,252
The Keiyo Bank, Ltd.	73,000	323,571
The Kita-Nippon Bank, Ltd.	3,200	85,005
The Maruetsu, Inc. (a)	30,000	128,878
The Michinoku Bank, Ltd.	56,000	100,445
The Minato Bank, Ltd.	76,000	84,078
The Miyazaki Bank, Ltd.	47,000	133,806
The Musashino Bank, Ltd.	12,300	289,992
The Nagano Bank, Ltd.	27,000	54,803
The Nippon Road Co., Ltd.	36,000	71,532
The Nippon Synthetic Chemical Industry Co., Ltd.	23,000	174,448
The Nisshin Oillio Group, Ltd.	38,000	190,771
The Ogaki Kyoritsu Bank, Ltd. (b)	90,000	282,718
The Oita Bank, Ltd.	46,000	164,521

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
The Okinawa Electric Power Co., Inc.	5,200	$276,289
The Pack Corp.	4,600	63,142
The Sankei Building Co., Ltd.	13,100	81,586
The Shibusawa Warehouse Co., Ltd. (b)	17,000	56,605
The Shikoku Bank, Ltd. (b)	64,000	203,149
The Shimizu Bank, Ltd.	3,200	129,151
The Sumitomo Warehouse Co., Ltd. (b)	50,000	225,963
The Tochigi Bank, Ltd.	46,000	195,100
The Toho Bank, Ltd.	63,000	190,145
The Tohoku Bank, Ltd.	25,000	37,591
The Tokushima Bank, Ltd. (b)	34,000	118,223
The Tokyo Tomin Bank, Ltd.	11,100	150,785
The Torigoe Co., Ltd.	8,200	68,097
The Tottori Bank, Ltd.	25,000	65,865
The Towa Bank, Ltd. (b)	90,000	60,029
The Yachiyo Bank, Ltd.	7,300	164,224
The Yamagata Bank, Ltd.	54,000	253,018
The Yamanashi Chuo Bank, Ltd.	53,000	210,042
The Yasuda Warehouse Co., Ltd.	5,800	38,314
The Yokohama Rubber Co., Ltd.	23,000	100,803
Tigers Polymer Corp.	2,200	7,373
TKC	5,800	109,763
Toa Corp.	80,000	78,377
Toa Oil Co., Ltd.	37,000	39,626
Toagosei Co., Ltd.	76,000	284,848
Tobishima Corp. (a)	207,000	40,101
Tobu Store Co., Ltd.	14,000	41,440
TOC Co., Ltd.	34,200	129,252
Tocalo Co., Ltd.	5,300	88,158
Toda Corp. (b)	81,000	257,505
Toda Kogyo Corp. (b)	19,000	153,905
Toei Co., Ltd.	20,000	106,115
Toenec Corp.	14,000	79,758
Toho Co., Ltd.	17,000	63,286
Toho Holdings Co., Ltd.	10,300	122,906
Toho Real Estate Co., Ltd.	5,400	30,332
Toho Titanium Co., Ltd. (b)	10,000	150,326
Toho Zinc Co., Ltd.	61,000	301,325
Tokai Carbon Co., Ltd. (b)	39,000	193,572
Tokai Corp.	14,000	73,815
Tokai Rika Co., Ltd.	6,500	146,349
Tokai Rubber Industries, Inc. (b)	12,100	124,836
Tokai Tokyo Securities Co., Ltd.	73,000	284,526
Token Corp.	630	14,156
Toko, Inc.	37,000	44,630
Tokushu Tokai Holdings Co., Ltd.	56,000	137,170
Tokyo Dome Corp.	69,000	203,934
Tokyo Electron Device, Ltd.	8	9,375
Tokyo Energy & Systems, Inc.	12,000	75,590
Tokyo Individualized Educational Institute, Inc.	600	1,012
Tokyo Kaikan Co., Ltd.	3,000	10,977
Tokyo Keiki, Inc.	30,000	39,078
Tokyo Kikai Seisakusho, Ltd. (b)	19,000	20,669
Tokyo Ohka Kogyo Co., Ltd. (b)	13,000	240,166
Tokyo Rakutenchi Co., Ltd.	15,000	61,516
Tokyo Rope Manufacturing Co., Ltd. (b)	57,000	158,657
Tokyo Sangyo Co., Ltd.	9,500	24,999

Security Description	Shares	Value*

Japan—(Continued)
Tokyo Seimitsu Co. (b)	15,700	$187,978
Tokyo Style Co., Ltd.	21,000	155,222
Tokyo Tekko Co., Ltd.	23,000	66,845
Tokyo Theatres Co., Inc.	17,000	25,849
Tokyotokeiba Co., Ltd.	53,000	76,166
Tokyu Community Corp.	4,300	93,792
Tokyu Construction Co., Ltd.	31,280	75,652
Tokyu Livable, Inc.	5,100	43,727
Toli Corp.	22,000	38,717
Tomato Bank, Ltd.	33,000	69,487
Tomen Electronics Corp.	5,000	48,282
Tomoe Corp.	13,400	29,936
Tomoegawa Co., Ltd.	11,000	21,648
Tomoku Co., Ltd.	32,000	69,927
Tomy Co., Ltd. (b)	19,700	161,112
TONAMI HOLDINGS Co., Ltd.	33,000	65,575
Topcon Corp.	15,800	78,349
Toppan Forms Co., Ltd.	3,300	34,268
Topre Corp.	16,700	147,702
Topy Industries, Ltd.	90,000	161,988
Toridoll.corp. (b)	12	20,559
Torii Pharmaceutical Co., Ltd.	5,400	102,287
Torishima Pump Manufacturing Co., Ltd. (b)	5,200	112,462
Toshiba Machine Co., Ltd. (b)	53,000	202,772
Toshiba Plant Systems & Services Corp. (b)	11,000	137,929
Toshiba TEC Corp.	42,000	158,800
Tosho Printing Co., Ltd.	29,000	49,524
Totetsu Kogyo Co., Ltd.	7,000	38,451
Toukei Computer Co., Ltd.	2,400	29,521
Towa Pharmaceutical Co., Ltd. (b)	2,900	133,597
Toyo Construction Co., Ltd. (a)	93,000	41,070
Toyo Corp.	9,600	73,298
Toyo Electric Manufacturing Co., Ltd. (b)	12,000	95,973
Toyo Engineering Corp.	41,000	120,312
Toyo Ink Manufacturing Co., Ltd.	69,000	263,627
Toyo Kanetsu K K	50,000	90,470
Toyo Kohan Co., Ltd.	25,000	129,648
Toyo Securities Co., Ltd.	31,000	56,521
Toyo Sugar Refining Co., Ltd.	9,000	11,833
Toyo Tanso Co., Ltd.	3,300	159,078
Toyo Tire & Rubber Co., Ltd.	60,000	110,296
Toyo Wharf & Warehouse Co., Ltd.	27,000	48,433
Toyobo Co., Ltd. (b)	189,000	295,022
Trans Cosmos, Inc.	9,800	78,591
Trinity Industrial Corp.	1,000	3,380
Trusco Nakayama Corp.	7,500	104,123
TS Tech Co., Ltd.	11,900	242,233
Tsubakimoto Chain Co	56,000	217,835
Tsugami Corp.	23,000	54,027
Tsukishima Kikai Co., Ltd.	11,000	65,460
Tsuruha Holdings, Inc.	4,800	171,175
Tsurumi Manufacturing Co., Ltd.	10,000	74,884
Tsutsumi Jewelry Co., Ltd.	4,200	84,349
TV Tokyo Corp.	1,300	25,126
TYK Corp.	6,000	12,759
U-Shin, Ltd.	12,700	70,239
Ube Material Industries, Ltd.	15,000	34,722

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Uchida Yoko Co., Ltd.	23,000	$60,276
Ulvac, Inc. (b)	9,400	227,690
Unicafe, Inc.	700	4,283
Unicharm Petcare Corp.	4,600	140,746
Uniden Corp.	29,000	55,756
Unimat Life Corp.	7,600	72,377
Union Tool Co. (b)	3,700	96,887
United Arrows, Ltd.	1,700	14,147
Unitika, Ltd.	159,000	119,516
UNY Co., Ltd.	22,600	158,011
Uoriki Co., Ltd.	1,500	16,639
Utoc Corp.	8,600	21,153
Valor Co., Ltd.	14,200	109,659
Vital KSK Holdings, Inc.	13,300	78,317
Wacom Co., Ltd. (b)	124	268,542
Wakamoto Pharmaceutical Co., Ltd.	9,000	31,512
Warabeya Nichiyo Co., Ltd.	5,000	55,768
Watabe Wedding Corp.	2,600	28,401
WATAMI Co., Ltd. (b)	6,600	118,710
Weathernews, Inc.	2,700	31,493
Wood One Co., Ltd. (b)	15,000	35,638
Xebio Co., Ltd.	8,200	143,490
Yahagi Construction Co., Ltd. (b)	13,000	84,304
Yaizu Suisankagaku Industry Co., Ltd.	4,400	50,857
YAMABIKO Corp.	3,600	36,214
Yamatane Corp.	38,000	50,780
Yamato Corp.	12,000	41,176
Yamazen Corp.	20,200	70,806
Yaoko Co., Ltd.	2,700	84,537
Yellow Hat, Ltd.	7,000	51,580
Yodogawa Steel Works, Ltd.	43,000	173,894
Yokogawa Bridge Holdings Corp. (b)	14,000	107,328
Yokohama Reito Co., Ltd.	15,000	96,581
Yokowo Co., Ltd.	7,700	41,600
Yomeishu Seizo Co., Ltd.	6,000	53,835
Yomiuri Land Co., Ltd.	13,000	43,148
Yondenko Corp. (b)	12,000	62,739
Yonekyu Corp.	7,500	63,493
Yonex Co., Ltd.	5,900	40,903
Yorozu Corp. (b)	8,600	114,980
Yoshinoya Holdings Co., Ltd. (b)	153	164,264
Yuasa Trading Co., Ltd.	74,000	59,450
Yuken Kogyo Co., Ltd.	16,000	20,966
Yuki Gosei Kogyo Co., Ltd.	6,000	15,157
Yukiguni Maitake Co., Ltd.	8,200	35,582
Yurtec Corp.	17,000	90,757
Yusen Air & Service Co., Ltd.	5,900	81,273
Yushin Precision Equipment Co., Ltd.	3,100	41,906
Yushiro Chemical Industry Co., Ltd.	3,400	42,096
Zenrin Co., Ltd.	7,000	80,751
Zensho Co., Ltd. (b)	19,300	133,530
Zeon Corp.	42,000	189,131
ZERIA Pharmaceutical Co., Ltd. (b)	10,000	91,575
Zuken, Inc.	7,800	51,507

		103,062,323

Security Description	Shares	Value*

Jersey—0.8%
Beazley plc	386,682	$623,617
Charter International plc	40,044	463,146
Henderson Group plc	436,102	864,800
Informa plc	316,626	1,620,876
Regus plc	61,047	90,014

		3,662,453

Luxembourg—0.1%
Colt Telecom Group S.A. (GBP) (a)	208,005	441,373
Oriflame Cosmetics S.A. (SEK)	1,956	116,619

		557,992

Netherlands—2.6%
Accell Group	4,082	170,453
Arcadis NV	21,457	482,640
ASM International NV (b)	23,464	590,295
Beter BED Holding NV	7,862	176,641
Brit Insurance Holdings NV	236,057	749,657
Brunel International	5,017	167,952
Crucell NV (a)	24,685	494,669
Draka Holding	8,139	155,483
Exact Holding NV	5,521	147,156
Fugro NV	17,733	1,012,571
Gemalto NV (a) (b)	22,729	978,079
Grontmij	5,982	143,991
ICT Automatisering NV	455	3,091
Imtech NV	25,946	696,205
Innoconcepts (b)	27,570	33,281
KAS Bank NV	5,561	111,914
Kendrion NV	2,301	30,752
Koninklijke BAM Groep NV (b)	52,577	539,848
Koninklijke Boskalis Westminster NV	11,364	437,587
Koninklijke Vopak NV	8,704	687,594
Macintosh Retail Group NV	1,117	22,844
Mediq NV	23,857	437,303
Nederland Apparatenfabriek	697	17,301
Nutreco Holdings NV	13,651	765,158
Pharming Group NV (a)	42,017	27,097
Punch Graphix NV	10,815	22,020
SBM Offshore NV	62,748	1,227,668
Sligro Food Group NV	9,470	325,409
SNS Reaal	4,862	29,392
Telegraaf Media Groep NV (b)	4,939	92,941
Ten Cate NV (b)	11,470	301,388
TKH Group NV	13,266	264,822
Unit 4 Agresso NV	11,050	260,420
USG People NV	26,627	480,138
Wavin NV	9,752	24,445

		12,108,205

New Zealand—0.7%
Abano Healthcare Group, Ltd.	1,174	5,289
Air New Zealand, Ltd.	118,686	104,000
Auckland International Airport, Ltd.	332,987	486,367
Cavalier Corp., Ltd.	7,259	14,562

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

New Zealand—(Continued)
Ebos Group, Ltd.	12,467	$53,289
Fisher & Paykel Appliances Holdings, Ltd.	203,400	85,007
Fisher & Paykel Healthcare Corp., Ltd.	131,755	322,513
Freightways, Ltd.	54,979	135,029
Hallenstein Glasson Holdings, Ltd.	6,489	15,755
Infratil, Ltd.	153,002	177,364
Mainfreight, Ltd.	34,053	136,711
Methven, Ltd.	14,148	16,798
Michael Hill International, Ltd.	68,524	33,179
Millennium & Copthorne Hotels New Zealand, Ltd.	26,384	8,325
New Image Group, Ltd.	10,000	4,849
New Zealand Oil & Gas, Ltd. (a)	141,345	170,720
Nuplex Industries, Ltd.	39,185	82,596
NZX, Ltd.	28,380	48,574
PGG Wrightson, Ltd. (b)	124,647	52,024
Pike River Coal, Ltd. (a)	70,044	49,635
Port of Tauranga, Ltd.	32,005	163,384
Restaurant Brands New Zealand, Ltd.	18,570	22,604
Rubicon, Ltd. (a)	1,637	1,075
Ryman Healthcare, Ltd. (b)	93,887	141,452
Sanford, Ltd.	314	1,087
Sky City Entertainment, Ltd.	213,357	508,867
Sky Network Television, Ltd.	57,683	210,756
The New Zealand Refining Co., Ltd.	27,114	73,262
The Warehouse Group, Ltd. (b)	42,287	128,793
Tower, Ltd. (a)	53,301	77,283
Vector, Ltd.	96,678	141,365
Xero, Ltd.	16,739	19,615

		3,492,129

Norway—1.2%
ABG Sundal Collier Holdings ASA	1,000	1,376
Acta Holding ASA	26,000	18,573
Aktiv Kapital ASA	4,667	39,034
Atea ASA (a)	33,800	292,129
Austevoll Seafood ASA	16,130	100,521
Blom AS (a)	19,000	43,186
Bonheur ASA	200	5,666
Camillo Eitzen & Co.ASA	4,200	9,326
Cermaq ASA	30,576	294,422
Copeinca ASA (a)	12,800	102,951
Deep Sea Supply plc (a)	14,000	18,749
Det Norske Oljeselskap ASA (a)	9,823	57,303
DNO International ASA	462,000	403,327
DOF ASA	18,020	119,780
Eitzen Chemical ASA (a)	42,083	13,395
Ekornes ASA	3,531	73,101
Eltek ASA (a)	4,000	2,212
Farstad Shipping ASA	2,200	48,748
Ganger Rolf ASA	7,700	203,515
Kongsberg Automotive ASA	24,000	22,825
Leroy Seafood Group ASA	2,700	48,801
Nordic Semiconductor ASA	1,000	9,061
Norse Energy Corp. ASA (a)	48,000	36,248
Norske Skogindustrier ASA (b)	87,500	143,670
Norwegian Air Shuttle AS (a)	8,200	161,628

Security Description	Shares	Value*

Norway—(Continued)
Odfjell SE (Series A)	1,800	$16,165
ODIM ASA (a)	12,900	65,915
Opera Software ASA (b)	10,600	36,825
Petroleum Geo-Services ASA (a)	71,000	805,662
Petrolia Drilling ASA (a)	330,000	21,691
Pronova BioPharma AS (a)	45,283	136,907
Q-Free ASA (a)	8,000	29,763
Scana Industrier	51,722	69,869
Sevan Marine ASA (a)	172,800	299,816
Solstad Offshore ASA	4,500	83,952
SpareBank 1 SMN	28,459	265,394
TGS Nopec Geophysical Co. ASA (a)	38,800	699,721
Tomra Systems ASA	45,000	213,496
Veidekke ASA	57,200	490,651
Wilh Wilhelmsen ASA	900	18,969

		5,524,343

Portugal—0.7%
Altri SGPS S.A. (b)	32,303	183,907
Banco BPI S.A. (b)	96,671	293,052
Banif S.A.	15,955	28,518
Finibanco Holding SGPS S.A.	16,163	35,424
Inapa-Invest Particip Gesta	63,187	57,668
Mota Engil SGPS S.A. (b)	30,466	170,967
Novabase SGPS S.A. (a)	7,827	49,799
Portucel Empresa Produtora de Pasta e Papel S.A.	118,253	333,898
REN—Redes Energeticas Nacionais S.A.	37,103	159,361
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	26,877
Semapa-Sociedade de Investimento e Gestao	28,354	313,346
Sonae Industria SGPS S.A. (a) (b)	24,230	88,711
Sonae SGPS S.A. (b)	621,500	769,403
Sonaecom SGPS S.A. (a)	42,420	116,958
Teixeira Duarte-Engenharia Construcoes S.A. (b)	101,510	151,294
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (b)	57,902	356,769

		3,135,952

Singapore—1.8%
Allgreen Properties, Ltd.	324,000	281,202
Asia Food & Properties, Ltd.	351,000	148,653
ASL Marine Holdings, Ltd.	48,000	32,484
Ban Joo & Co., Ltd.	421,000	16,495
Banyan Tree Holdings, Ltd.	44,000	23,815
Bonvests Holdings, Ltd.	18,000	12,293
Bukit Sembawang Estates, Ltd.	33,000	118,694
Cerebos Pacific, Ltd.	38,000	114,959
CH Offshore, Ltd.	49,000	23,113
China Aviation Oil Singapore Corp., Ltd.	29,000	23,261
China Energy, Ltd.	185,000	31,263
China Merchants Holdings Pacific, Ltd.	1,000	433
Chip Eng Seng Corp., Ltd.	86,000	20,967
Chuan Hup Holdings, Ltd.	125,000	31,104
Cosco Corp. Singapore, Ltd. (b)	290,000	243,710
Creative Technology, Ltd.	28,450	130,979
CSE Global, Ltd. (a)	194,000	118,736

*See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
CWT, Ltd.	78,000	$46,698
Ezion Holdings, Ltd.	49,000	26,523
Ezra Holdings, Ltd. (b)	214,000	342,269
FJ Benjamin Holdings, Ltd.	83,000	19,276
Food Empire Holdings, Ltd.	43,000	10,033
Fragrance Group, Ltd.	38,000	16,107
Gallant Venture, Ltd. (a)	325,000	71,645
GK Goh Holdings, Ltd.	12,000	5,363
Goodpack, Ltd. (b)	117,000	93,502
Guocoland, Ltd.	37,000	59,689
Hi-P International, Ltd.	132,000	67,777
Ho Bee Investment, Ltd.	161,000	196,108
Hong Fok Corp., Ltd.	67,000	31,907
Hong Leong Asia, Ltd.	6,000	12,326
Hotel Grand Central, Ltd.	1,000	527
Hotel Properties, Ltd.	100,000	156,418
HupSteel, Ltd.	111,000	21,919
Hwa Hong Corp., Ltd.	46,000	18,973
Hyflux, Ltd. (b)	118,000	296,595
Jaya Holdings, Ltd.	154,000	65,873
K1 Ventures, Ltd. (a)	483,000	54,799
Keppel Telecommunications & Transportation, Ltd.	67,000	68,481
Kim Eng Holdings, Ltd.	148,000	212,389
KS Energy Services, Ltd.	72,000	63,097
Low Keng Huat Singapore, Ltd.	123,000	29,164
MCL Land, Ltd.	1,000	1,118
MediaRing, Ltd. (a)	261,000	40,466
Metro Holdings, Ltd.	195,000	109,176
Midas Holdings, Ltd.	187,000	121,522
MobileOne, Ltd.	142,000	189,628
NSL, Ltd.	1,000	993
Oceanus Group, Ltd. (b)	114,000	35,400
Orchard Parade Holdings, Ltd.	35,000	28,728
OSIM International, Ltd. (a)	19,000	7,098
Pan Pacific Hotels Group, Ltd.	84,000	95,427
Pan-United Corp., Ltd.	35,000	13,111
Parkway Holdings, Ltd.	265,000	547,819
Petra Foods, Ltd.	75,000	57,168
QAF, Ltd.	38,000	13,972
Raffles Education Corp., Ltd.	480,437	137,255
Raffles Medical Group, Ltd.	45,000	46,367
SC Global Developments, Ltd.	106,000	128,027
Singapore Land, Ltd.	42,000	195,976
Singapore Post, Ltd.	467,000	335,227
Singapore Reinsurance Corp., Ltd.	1,000	190
SMRT Corp., Ltd.	256,000	347,685
Stamford Land Corp., Ltd.	86,000	24,980
Straits Asia Resources, Ltd.	218,000	401,241
Swiber Holdings, Ltd. (a)	38,000	27,341
Swissco International, Ltd.	41,000	23,053
Tat Hong Holdings, Ltd. (b)	124,000	92,087
Tiong Woon Corp. Holding, Ltd.	37,000	16,571
Tuan Sing Holdings, Ltd.	186,000	28,776
United Engineers, Ltd.	82,000	105,236
United Overseas Insurance, Ltd.	4,000	8,577
UOB-Kay Hian Holdings, Ltd.	99,000	106,079
UOL Group, Ltd.	207,000	594,427

Security Description	Shares	Value*

Singapore—(Continued)
Venture Corp., Ltd.	81,000	$508,339
WBL Corp, Ltd.	2,000	7,289
Wheelock Properties S, Ltd.	130,000	183,644
Wing Tai Holdings, Ltd.	284,000	367,674

		8,307,286

Spain—2.1%
Abengoa S.A. (b)	18,306	589,314
Almirall S.A. (a)	35,719	468,453
Amper S.A.	9,031	79,977
Antena 3 de Television S.A. (b)	36,795	405,662
Avanzit S.A.	61,530	64,025
Azkoyen S.A. (a) (b)	1,608	6,427
Banco Guipuzcoano S.A.	47,543	405,201
Banco Pastor S.A. (b)	57,319	401,116
Baron de Ley (a)	1,446	67,037
Bolsas y Mercados Espanoles	21,581	692,415
Campofrio Alimentacion S.A.	11,649	110,938
Cementos Portland Valderrivas S.A.	6,989	223,995
Construcciones y Auxiliar de Ferrocarriles S.A.	806	432,351
Corp. Dermoestetica (a)	5,190	23,439
Duro Felguera S.A.	27,918	286,556
Ebro Puleva S.A.	35,219	731,273
Elecnor S.A.	1,881	30,430
Ercros S.A. (a)	50,840	100,805
Faes Farma S.A.	54,495	276,886
General de Alquiler de Maquinaria (a)	2,424	16,931
Gestevision Telecino S.A. (b)	31,078	453,576
Grupo Catalana Occidente S.A.	29,746	666,921
Grupo Empresarial Ence S.A. (b)	41,033	158,389
La Seda de Barcelona S.A. (b)	328,744	160,215
Mecalux S.A. (b)	2,029	38,708
Miquel y Costas & Miquel S.A.	3,963	84,974
Natra S.A.	7,533	24,764
Natraceutical S.A. (a)	73,246	51,857
NH Hoteles S.A. (b)	45,304	239,579
Obrascon Huarte Lain S.A.	14,969	401,995
Papeles y Cartones de Europa S.A.	16,521	86,666
Pescanova S.A.	3,675	118,282
Prim S.A.	3,013	29,496
Promotora de Informaciones S.A. (b)	20,603	102,857
Prosegur Cia de Seguridad S.A.	7,369	360,419
Realia Business S.A.	74,911	178,210
Renta Corp. Real Estate S.A.	1,182	4,961
Reyal Urbis S.A. (a)	2,787	8,528
Service Point Solutions S.A.	29,641	37,515
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a) (b)	34,412	64,212
Sol Melia S.A.	29,329	246,372
Solaria Energia y Medio Ambiente S.A. (a) (b)	3,608	12,893
SOS Cuetara S.A.	17,337	53,737
Telecomunicaciones y Energia (a)	13,592	57,437
Tubacex S.A.	9,921	38,818
Tubos Reunidos S.A.	6,961	21,235
Unipapel S.A.	558	9,024
Vidrala S.A.	7,759	209,565

*See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—(Continued)
Viscofan S.A.	15,913	$403,715
Zeltia S.A. (b)	56,742	311,360

		10,049,511

Sweden—2.9%
AarhusKarlshamn AB	12,245	267,946
Acando AB (b)	35,170	67,624
Active Biotech AB (a)	18,626	261,754
AddTech AB	2,452	38,184
AF AB	7,996	217,740
Axfood AB (b)	11,044	322,814
Axis Communications AB	20,453	239,676
B&B Tools AB	8,370	111,769
BE Group AB	7,115	43,092
Beijer AB G&L	2,929	70,066
Beijer Alma AB	9,174	117,125
Bilia AB	941	9,175
Billerud AB	52,200	386,523
BioGaia AB (a)	5,910	65,851
Biotage AB (a)	9,068	8,997
Biovitrum AB (a) (c)	13,716	53,405
Biovitrum AB (a)	27,432	106,584
Boliden AB	111,995	1,431,050
Bure Equity AB	4,341	21,076
Cardo AB	7,973	238,617
Clas Ohlson AB	12,321	246,618
Concordia Maritime AB	1,978	4,703
East Capital Explorer AB (a)	1,526	14,254
Elekta AB	32,280	769,273
Enea AB (a)	3,097	17,702
Eniro AB (b)	40,128	199,181
Fagerhult AB	1,178	20,881
Gunnebo AB (b)	3,795	14,463
Gunnebo AB (Rights Issue) (a)	1,172	4,472
Hakon Invest AB	12,879	200,829
Haldex AB (b)	9,122	56,458
Haldex AB (a) (b)	9,122	56,734
Hexagon AB (b)	58,435	858,343
HIQ International AB	18,611	75,599
Hoganas AB	11,748	268,419
Holmen AB (Series B)	5,453	139,082
Industrial & Financial Systems	11,624	110,144
Indutrade AB	4,282	80,642
Intrum Justitia AB (b)	32,250	403,572
JM AB (b)	23,337	398,413
KappAhl Holding AB (b)	25,400	255,791
Lindab International AB	25,745	262,341
Loomis AB (b)	7,463	81,451
Lundin Petroleum AB (a) (b)	13,522	106,393
Meda AB	60,463	545,400
Medivir AB (a)	4,728	53,104
Mekonomen AB	6,461	139,414
Modern Times Group AB	12,981	642,390
Munters AB (b)	22,041	143,308
NCC AB	35,429	582,124
Net Insight AB (a)	3,002	1,985

Security Description	Shares	Value*

Sweden—(Continued)
New Wave Group AB	7,327	$27,968
Nibe Industrier AB	33,200	319,306
Nobia AB (b)	56,746	332,542
Nolato AB	7,298	60,062
ORC Software AB	1,967	36,551
PA Resources AB (a)	31,913	108,606
Peab AB	64,294	411,587
Proffice AB (a)	32,500	117,673
Q-Med AB	29,800	200,405
Rederi AB Transatlantic	6,507	20,604
Rezidor Hotel Group AB (b)	48,455	164,699
rnb Retail and Brands AB	29,440	41,094
SAS AB (a) (b)	630,000	354,789
Seco Tools	2,163	26,228
Sensys Traffic AB	69,928	21,845
Skanditek Industriforvaltning AB	2,946	7,781
SkiStar AB	8,016	143,672
Studsvik AB	3,095	28,147
Sweco AB	15,485	115,859
Trelleborg AB	9,474	70,703
Vitrolife AB	5,414	26,244

		13,468,916

Switzerland—4.6%
Acino Holding AG	1,088	168,832
Advanced Digital Broadcast Holdings S.A. (a)	1,435	71,367
Affichage Holding Genf	238	24,979
AFG Arbonia-Forster Holding	598	14,219
Allreal Holding AG	3,914	465,007
Aryzta AG	17,492	651,711
Ascom Holding AG	5,888	55,265
Bachem Holding AG	1,216	77,942
Bank Coop AG	1,165	79,866
Bank Sarasin & Cie AG	17,000	641,759
Banque Cantonale de Geneve	98	21,677
Banque Cantonale Vaudoise	2,267	898,044
Banque Privee Edmond de Rothschild S.A.	3	74,773
Barry Callebaut AG	625	394,137
Basilea Pharmaceutica (a) (b)	3,755	231,833
Belimo Holding AG	12	13,320
Bell Holding AG	30	45,041
Bellevue Group AG	2,312	77,964
Berner Kantonalbank AG	1,577	349,494
Bobst group AG	4,586	166,228
Bossard Holding AG	312	17,645
Bucher Industries AG	1,360	146,905
Burckhardt Compression Holding AG	75	13,407
Centralschweizerische Kraftwerke AG	183	60,251
Charles Voegele Holding AG	849	30,302
Clariant AG	120,115	1,409,209
Compagnie Financiere Tradition S.A.	243	28,806
Conzzeta AG	29	50,434
Cytos Biotechnology AG (a)	2,344	28,195
Daetwyler Holding AG	2,001	112,068
Dufry Group	4,487	304,136
Edipresse S.A.	41	9,098

*See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
EFG International AG (b)	21,443	$294,233
Elektrizitaets-Gesellschaft Laufenburg AG	98	86,749
Emmi AG	550	68,254
EMS-Chemie Holding AG	3,972	474,556
Energiedienst Holding AG	2,585	147,188
Flughafen Zuerich AG	1,441	433,182
Forbo Holding AG	1,281	420,703
Galenica AG (b)	2,299	830,642
Georg Fischer AG (a) (b)	2,055	516,662
Gurit Holding AG	212	118,659
Helvetia Holding AG	2,268	699,702
Interroll Holding AG	66	19,545
Kaba Holding AG	92	22,081
Kardex AG	1,981	63,993
Komax Holding AG	1,309	91,010
Kudelski S.A.	21,922	492,535
Kuoni Reisen Holding AG	174	58,684
LEM Holding S.A.	133	35,777
LifeWatch AG (a)	4,907	88,173
Logitech International S.A. (a) (b)	48,320	830,319
Luzerner Kantonalbank AG	719	190,935
Metall Zug AG	30	72,182
Meyer Burger Technology AG (a)	241	61,120
Micronas Semiconductor Holding AG	7,220	27,400
Mikron Holding AG (a)	474	2,975
Mobilezone Holding AG	2,961	22,304
Mobimo Holding AG (a)	1,420	241,462
Nobel Biocare Holding AG	37,831	1,264,716
OC Oerlikon Corp. AG (a) (b)	5,055	153,009
Orell Fuessli Holding AG	86	11,720
Panalpina Welttransport Holding AG	5,159	328,057
Partners Group Holding AG	7,419	933,379
Petroplus Holdings AG (b)	19,310	351,535
Phoenix Mecano AG	179	68,101
Precious Woods Holding AG (a)	752	27,617
PubliGroupe AG	30	2,308
Rieter Holding AG	205	46,048
Romande Energie Holding S.A.	95	168,346
Schaffner Holding AG	238	36,779
Schulthess Group	4,176	201,229
Schweizerische National-Versicherungs-Gesellschaft	4,473	133,588
Siegfried Holding AG	826	74,564
Sika AG	483	750,562
St. Galler Kantonalbank	839	375,309
Straumann Holding AG (b)	1,231	346,599
Sulzer AG	5,660	440,473
Swisslog Holding AG (a)	159,223	133,838
Swissquote Group Holding S.A.	6,490	322,924
Tamedia AG	301	21,749
Tecan Group AG	3,856	290,634
Temenos Group AG (a) (b)	30,376	782,768
Valiant Holding	830	161,918
Valora Holding AG	1,021	251,156
Vaudoise Assurances Holding S.A.	57	10,462
Verwaltungs- und Privat-Bank AG	2,343	228,000
Von Roll Holding AG (b)	8,307	51,365

Security Description	Shares	Value*

Switzerland—(Continued)
Vontobel Holding AG	8,913	$254,288
VZ Holding AG	171	13,000
Walliser Kantonalbank	96	53,579
Walter Meier AG	50	4,458
Ypsomed Holding AG (a)	273	17,001
Zehnder Group AG	73	98,054
Zuger Kantonalbank AG	1	4,104

		21,558,176

United Kingdom—16.0%
A.G.BARR plc	438	6,270
Aberdeen Asset Management plc	265,314	573,744
Aegis Group plc	169,785	324,879
Aga Rangemaster Group plc	10,039	19,468
Aggreko plc (b)	57,424	855,415
Air Partner plc	992	7,203
Alterian plc (a)	16,484	50,186
Anglo Pacific Group plc	20,324	73,492
Anite plc	88,686	45,941
Antisoma plc (a)	417,909	222,304
Arena Leisure plc	56,506	23,517
Ark Therapeutics Group plc (a)	62,448	14,628
ARM Holdings plc	207,317	593,242
Arriva plc	50,769	407,672
Ashmore Group plc	52,816	229,761
Ashtead Group plc	87,993	114,180
Atkins WS plc	76,087	750,873
Aveva Group plc	36,046	586,288
Axis-Shield plc (a)	9,780	61,345
Babcock International Group	99,646	955,703
Balfour Beatty plc	30,057	124,990
Barratt Developments plc (a)	33,235	66,486
BBA Avation plc	86,006	226,708
Bellway plc	34,536	453,612
Berkeley Group Holdings plc	66,819	879,189
Bioquell plc (a)	5,000	13,334
Bloomsbury Publishing plc	32,198	65,728
BlueBay Asset Management plc (a)	30,165	148,235
Bodycote plc	51,159	131,351
Bovis Homes Group plc	38,257	267,045
Braemar Shipping Services plc	1,225	8,412
Brammer plc	16,875	32,319
Brewin Dolphin Holdings plc	32,352	72,027
British Polythene Industries	3,434	15,124
Britvic plc	107,339	707,841
BSS Group plc	10,132	38,953
BTG plc (a)	68,329	190,990
Care UK plc	4,120	27,981
Carillion plc	238,276	1,166,553
Carpetright plc	22,006	334,872
Carphone Warehouse Group plc	169,209	510,420
Centaur Media plc	92,526	70,279
Charles Stanley Group plc	548	2,207
Charles Taylor Consulting plc	428	1,452
Chemring Group plc	19,679	926,702
Chesnara plc	18,755	59,364

*See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Chloride Group (b)	145,380	$419,197
Cineworld Group plc	1,326	3,214
Close Brothers Group plc	98,159	1,086,458
Collins Stewart plc	37,190	41,507
Computacenter plc	42,354	171,302
Connaught plc	68,406	392,327
Consort Medical plc	18,608	118,470
Cookson Group plc	65,979	444,388
Corin Group plc	16,154	16,449
Costain Group plc (a)	63,612	24,865
Cranswick plc	1,476	18,646
Croda International (b)	78,047	1,003,535
CSR plc (a) (b)	92,553	607,120
Daily Mail & General Trust (b)	112,760	754,526
Dairy Crest Group plc	49,843	291,970
Dana Petroleum plc (a)	39,556	745,779
Davis Service Group plc	52,832	338,784
De La Rue plc	9,434	149,886
Debenhams plc	598,241	746,580
Dechra Pharmaceuticals plc	9,506	74,848
Delta plc	33,416	75,254
Development Securities plc	7,805	43,073
Devro plc	25,818	54,911
Dignity plc	34,648	337,856
Dimension Data Holdings plc	685,258	819,332
Diploma plc	25,948	74,131
Domino Printing Sciences	70,471	374,431
DS Smith plc	66,460	133,797
DSG International plc (b)	458,537	270,015
DTZ Holdings plc (a)	6,724	7,128
Dunelm Group plc	8,929	54,360
E2V Technologies plc	12,786	12,284
eaga plc (b)	33,875	78,207
easyJet plc (a)	58,587	330,317
Electrocomponents plc	163,276	422,921
Elementis plc	42,661	36,547
Enterprise Inns plc	53,330	80,474
Euromoney Institutional Investor plc	15,106	106,279
Evolution Group plc	143,415	312,007
F&C Asset Management plc	8,211	9,997
Fidessa Group plc	14,827	280,960
Filtrona plc	129,023	390,713
FirstGroup plc	2,180	14,883
Forth Ports plc (b)	22,910	416,219
Fortune Oil plc (a)	50,000	6,283
Galiform plc	345,962	408,769
Galliford Try plc	10,556	52,926
Game Group plc	36,827	63,044
Gem Diamonds, Ltd.	41,706	151,587
Genus plc (b)	36,981	402,569
GKN plc	500,911	933,684
Go-Ahead Group plc	15,144	324,391
Greene King plc	26,517	174,644
Greggs plc	51,680	361,223
Halfords Group plc	20,077	129,080
Halma plc (b)	198,998	775,316
Hampson Industries plc	25,735	27,840

Security Description	Shares	Value*

United Kingdom—(Continued)
Hansard Global plc	5,368	$13,700
Hardy Oil & Gas plc	562	2,278
Hardy Underwriting Bermuda, Ltd.	4,477	20,238
Hargreaves Lansdown plc	121,563	574,757
Hays plc	495,020	825,841
Headlam Group plc	56,842	274,116
Helical Bar plc	19,239	105,549
Helphire plc	75,037	58,846
Heritage Oil plc (a) (b)	50,948	358,702
Hikma Pharmaceuticals plc	82,141	672,987
Hill & Smith Holdings plc	14,160	78,592
HMV Group plc (b)	209,159	313,600
Hochschild Mining plc	24,362	132,800
Hogg Robinson Group plc	59,231	27,565
Holidaybreak plc	6,269	22,623
Homeserve plc (b)	34,128	926,729
Hornby plc	1,884	4,237
Hunting plc	38,110	358,537
Huntsworth plc	10,759	11,073
Hyder Consulting plc	15,837	48,565
IG Group Holdings plc	112,340	684,297
Imagination Technologies Group plc (a)	17,117	66,567
IMI plc	128,598	1,076,906
Inchcape plc	840,573	400,411
Intermediate Capital Group plc	38,841	171,876
International Personal Finance plc	167,310	557,070
Interserve plc	78,421	243,808
IP Group plc (a)	67,003	61,669
ITE Group plc (b)	11,205	23,113
ITV plc	147,837	124,906
James Fisher & Sons plc	3,380	24,240
Jardine Lloyd Thompson Group plc	95,216	743,518
Jazztel plc (a)	338,865	128,188
JJB Sports plc	85,654	34,663
JKX Oil & Gas plc	21,089	95,071
John Menzies plc	6,010	28,952
John Wood Group plc	125,400	619,901
Johnston Press plc	182,050	64,680
Kcom Group plc	394,746	280,623
Keller Group plc	15,493	160,309
Kesa Electricals plc	10,013	23,896
Kier Group plc	3,572	59,311
Kofax plc	6,198	17,878
Ladbrokes plc	504,597	1,111,127
Laird plc	62,128	126,406
Lamprell plc	8,434	24,904
Latchways plc	918	9,942
Lavendon Group plc	724	818
Logica plc	628,299	1,153,161
Marshalls plc	7,931	10,984
Marston’s plc	125,152	177,798
Mcbride plc	112,043	382,823
Meggitt plc	502,710	2,110,338
Melrose Resources plc	8,144	35,563
Michael Page International plc	93,722	568,652
Micro Focus International plc	69,300	509,933
Millennium & Copthorne Hotels plc	41,971	251,191

*See accompanying notes to financial statements.

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Misys plc (b)	241,100	$833,051
Mitchells & Butlers plc	59,911	238,199
Mitie Group	176,827	653,859
Mondi plc	308,541	1,668,305
Moneysupermarket.com Group plc	33,279	39,781
Morgan Crucible Co.	169,517	427,662
Morgan Sindall plc	9,574	91,824
Mothercare plc	53,760	589,656
Mouchel Group plc	32,678	140,744
N. Brown Group plc	32,130	127,772
National Express Group plc	318,383	978,433
NCC Group plc	6,751	43,375
Northern Foods plc	336,015	362,688
Northumbrian Water Group plc	15,871	69,097
Novae Group plc	12,630	60,938
Optos plc (a)	15,883	23,250
Oxford Instruments plc	10,252	33,596
Pace plc	1,998	6,741
PayPoint plc	16,746	117,509
Pennon Group plc	20,339	176,627
Persimmon plc	130,130	986,082
Peter Hambro Mining plc	8,312	136,232
Phoenix IT Group, Ltd.	17,631	75,328
Premier Farnell plc	194,041	534,989
Premier Foods plc	161,080	92,242
Premier Oil plc	36,885	654,344
Prostrakan Group plc (a)	21,679	30,290
Provident Financial plc (b)	72,330	1,083,973
Psion plc	46,835	73,369
Punch Taverns plc	143,680	157,563
PV Crystalox Solar plc (a)	147,211	146,002
PZ Cussons plc	133,219	577,397
QinetiQ plc	197,897	517,817
Quintain Estates & Development plc (a)	64,568	62,077
Rank Group plc	246,122	329,946
Rathbone Brothers (b)	24,973	320,060
REA Holdings plc	1,120	7,399
Redrow plc	50,595	108,638
Renishaw plc	21,312	187,569
Renovo Group plc	13,825	6,420
Rensburg Sheppards plc	6,176	60,092
Rentokil Initial plc	117,927	218,786
Restaurant Group plc	107,334	321,550
Rightmove plc	51,550	417,055
RM plc	49,467	125,277
Robert Walters plc	12,652	43,395
Robert Wiseman Dairies plc	5,551	45,974
ROK plc	91,430	63,132
Rotork plc	45,982	880,704
RPS Group plc	53,643	186,669
Salamander Energy plc (a)	37,900	181,735
Savills plc	31,800	164,442
SDL plc (a)	17,220	114,211
Senior plc	2,841	3,427
Severfield-Rowen plc	18,156	51,808
Shanks Group plc	89,836	192,285
Skyepharma plc (a)	3,000	4,257

Security Description	Shares	Value*

United Kingdom—(Continued)
Smiths News plc	30,398	$53,301
Soco International plc (a)	10,905	235,868
Spectris plc	75,025	884,504
Spirax-Sarco Engineering plc	42,679	850,298
Spirent Communications plc	237,554	389,187
Sportech plc (a)	6,604	5,151
Sports Direct International plc	39,416	62,160
SSL International plc	124,284	1,569,469
ST Modwen Properties plc	20,598	64,015
St. James’s Place plc	86,208	339,322
Stagecoach Group plc	20,788	56,922
Sthree plc	36,383	172,833
Synergy Health plc	581	6,058
T. Clarke plc	1,419	3,154
Ted Baker plc	2,338	19,132
Telecity Group plc (a)	18,904	116,496
Telecom Plus plc	6,811	32,765
The Vitec Group plc	7,072	44,193
The Weir Group plc	78,900	905,054
Thorntons plc	42,472	74,794
Tomkins plc	585,651	1,809,347
Topps Tiles plc	106,295	143,306
Travis Perkins plc	22,703	309,891
Tribal Group plc	14,405	17,936
Trinity Mirror plc	17,962	43,046
TT electronics plc	52,537	61,607
Tullett Prebon plc	112,046	499,416
UK Coal plc (a)	60,465	72,831
UK Mail Group plc	1,868	9,615
United Business Media, Ltd.	91,237	678,077
UTV Media plc	54,341	85,980
Vectura Group plc (a)	35,104	42,708
Victrex plc	43,917	568,515
Vislink plc	79,800	30,947
VT Group plc	71,633	597,631
Wellstream Holdings plc	2,464	21,017
WH Smith plc	85,603	678,216
Whitbread plc	6,816	153,402
William Hill plc	379,572	1,131,173
Wincanton plc	67,693	221,664
Wolfson Microelectronics plc (a)	84,440	180,788
WSP Group plc	13,720	61,436
Xaar plc	12,846	16,722
Xchanging plc	127,657	422,920
Yell Group plc (a)	86,202	54,032
Yule Catto & Co. plc	46,758	114,236

		75,209,194

Total Common Stock (Identified Cost $341,418,160)		467,277,665

Preferred Stock—0.0%

Australia—0.0%
Village Roadshow, Ltd.	10,488	17,518

Total Preferred Stock (Identified Cost $16,456)		17,518

*See accompanying notes to financial statements.

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Rights—0.0%

Security Description	Shares	Value*

Spain—0.0%
Cementos Portland Valderrivas S.A. (a) (c) (d)	4	$0

Total Rights (Identified Cost $0)		0

Units—0.0%

Canada—0.0%
NAL Oil & Gas Trust	4,020	52,786

Total Units (Identified Cost $45,211)		52,786

Warrants—0.0%

Australia—0.0%
Apex Minerals NL (a)	75,443	745
UXC, Ltd. (a)	4,231	1,273

		2,018

France—0.0%
Atari S.A. (a)	6,728	4,947

Total Warrants (Identified Cost $0)		6,965

Short Term Investments—10.2%
Security Description	Shares/Par Amount	Value*

United States—10.2%
State Street Navigator Securities Lending Prime Portfolio (e)	46,319,414	46,319,414

Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $1,554,001 on 01/04/10, collateralized by $1,505,000 Federal National Mortgage Association due 04/18/36 with a value of $1,586,421.	$1,554,000	1,554,000

Total Short Term Investments (Identified Cost $47,873,414)		47,873,414

Total Investments—109.7% (Identified Cost $389,353,241) (f)		515,228,348
Liabilities in excess of other assets		(45,756,364)

Net Assets—100.0%		$469,471,984

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $ 43,866,306 and the collateral received consisted of cash in the amount of $ 46,319,414. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Zero Valued Security.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $392,897,111 and the composition of unrealized appreciation and depreciation of investment securities was $135,972,556 and $(13,641,319), respectively.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona

Ten Largest Industries as of December 31, 2009 (Unaudited)	Percentage of Net Assets
Metals & Mining	6.2%
Machinery	5.1%
Construction & Engineering	4.3%
Commercial Banks	4.2%
Oil, Gas & Consumable Fuels	4.2%
Chemicals	3.8%
Media	3.7%
Food Products	3.1%
Specialty Retail	2.9%
Capital Markets	2.9%

*See accompanying notes to financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$37,413,854	$8,811	$37,422,665
Austria	—	5,933,915	—	5,933,915
Belgium	—	6,233,705	—	6,233,705
Bermuda	—	7,825,450	—	7,825,450
Canada	—	48,855,726	—	48,855,726
Cayman Islands	—	2,819,734	—	2,819,734
Channel Islands	—	6,038	—	6,038
Cyprus	—	650,106	—	650,106
Denmark	—	4,611,003	—	4,611,003
Finland	—	14,064,422	—	14,064,422
France	—	21,452,722	—	21,452,722
Germany	—	25,245,272	—	25,245,272
Gibraltar	—	15,281	—	15,281
Greece	—	6,505,602	—	6,505,602
Hong Kong	—	4,389,110	—	4,389,110
Ireland	—	5,120,213	8,128	5,128,341
Italy	—	15,982,093	—	15,982,093
Japan	—	103,062,323	—	103,062,323
Jersey	—	3,662,453	—	3,662,453
Luxembourg	—	557,992	—	557,992
Netherlands	—	12,108,205	—	12,108,205
New Zealand	—	3,492,129	—	3,492,129
Norway	—	5,524,343	—	5,524,343
Portugal	—	3,135,952	—	3,135,952
Singapore	—	8,307,286	—	8,307,286
Spain	—	10,049,511	—	10,049,511
Sweden	—	13,468,916	—	13,468,916
Switzerland	—	21,558,176	—	21,558,176
United Kingdom	—	75,209,194	—	75,209,194
Total Common Stock	—	467,260,726	16,939	467,277,665
Total Preferred Stock*	—	17,518	—	17,518
Total Rights*	—	—	—	—
Total Units*	—	52,786	—	52,786
Total Warrants*	—	6,965	—	6,965
Total Short Term Investments*	46,319,414	1,554,000	—	47,873,414
Total Investments	$46,319,414	$468,891,995	$16,939	$515,228,348

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Rights	Total
Balance as of January 1, 2009	$0	$0	$0
Transfers In (Out) of Level 3	57,673	5,645	63,318
Accrued discounts/premiums	0	0	0
Realized Gain (Loss)	0	0	0
Change in unrealized appreciation (depreciation)	(47,249)	(5,645)	(52,894)
Net Purchases (Sales)	6,515	0	6,515
Balance as of December 31, 2009	$16,939	$0	$16,939

See accompanying notes to financial statements.

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$515,228,348
Cash		214
Cash denominated in foreign currencies (c)		1,568,001
Receivable for:
Securities sold		109,679
Fund shares sold		138,486
Accrued interest and dividends		462,419
Foreign taxes		139,620

Total Assets		517,646,767
Liabilities
Payable for:
Securities purchased	$1,284,225
Fund shares redeemed	55,005
Foreign taxes	45,691
Collateral for securities loaned	46,319,414
Accrued expenses:
Management fees	321,128
Distribution and service fees	4,373
Deferred directors’ fees	4,075
Other expenses	140,872

Total Liabilities		48,174,783

Net Assets		$469,471,984

Net assets consists of:
Paid in surplus		$311,125,651
Undistributed net investment income		4,797,322
Accumulated net realized gains		27,663,939
Unrealized appreciation on investments and foreign currency transactions		125,885,072

Net Assets		$469,471,984

Net Assets
Class A		$448,709,090
Class B		20,762,894
Capital Shares (Authorized) Outstanding
Class A (60,000,000)		30,863,886
Class B (10,000,000)		1,432,323
Net Asset Value, Offering and Redemption Price Per Share
Class A		$14.54
Class B		14.50

(a)	Identified cost of investments was $389,353,241.
(b)	Includes securities loaned at value of $43,866,306.
(c)	Identified cost of cash denominated in foreign currencies was $1,560,379.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$10,261,227
Interest (b)		539,676

		10,800,903
Expenses
Management fees	$3,330,828
Distribution and service fees—Class B	24,105
Directors’ fees and expenses	33,897
Custodian and accounting	607,603
Audit and tax services	35,651
Legal	9,652
Shareholder reporting	50,585
Insurance	3,523
Miscellaneous	11,118

Total expenses		4,106,962

Net Investment Income		6,693,941

Net Realized and Unrealized Gain
Net realized gain on:
Investments	30,442,047
Foreign currency transactions	11,952	30,453,999

Net change in unrealized appreciation on:
Investments	115,498,610
Foreign currency transactions	11,274	115,509,884

Net realized and unrealized gain		145,963,883

Net Increase in Net Assets From Operations		$152,657,824

(a)	Net of foreign taxes of $914,932.
(b)	Includes net income on securities loaned of $540,039.

See accompanying notes to financial statements.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Period ended December 31, 2008(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,693,941	$162,536
Net realized gain (loss)	30,453,999	(4,849,275)
Net change in unrealized appreciation	115,509,884	10,375,188

Increase in net assets from operations	152,657,824	5,688,449

Increase (decrease) in net assets from capital share transactions	(34,879,231)	346,004,942

Total increase in net assets	117,778,593	351,693,391

Net Assets
Beginning of the period	351,693,391	0

End of the period	$469,471,984	$351,693,391

Undistributed Net Investment Income (Loss)
End of the period	$4,797,322	$(2,318,772)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Period ended December 31, 2008(a)
	Shares	Value	Shares	Value
Class A
Sales	6,686,486	$71,376,635	34,757,465	$347,308,256
Redemptions	(10,417,561)	(123,216,930)	(162,504)	(1,511,630)

Net increase (decrease)	(3,731,075)	$(51,840,295)	34,594,961	$345,796,626

Class B
Sales	1,807,917	$22,335,628	22,742	$217,336
Redemptions	(397,349)	(5,374,564)	(987)	(9,020)

Net increase	1,410,568	$16,961,064	21,755	$208,316

Increase (decrease) derived from capital share transactions		$(34,879,231)		$346,004,942

(a)	Commencement of operations was October 31, 2008.

See accompanying notes to financial statements.

MSF-36

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31, 2009		Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.16		$10.00

Income (Loss) From Investment Operations
Net investment income	0.20	(b)	0.00	(b)(c)
Net realized and unrealized gain on investments	4.18		0.16

Total from investment operations	4.38		0.16

Net Asset Value, End of Period	$14.54		$10.16

Total Return (%)	43.11		1.60	(e)
Ratio of expenses to average net assets before fee waivers (%) (d)	1.00		1.26	(f)
Ratio of expenses to average net assets net of fee waivers (%)	1.00		1.15	(f)
Ratio of net investment income to average net assets (%)	1.65		0.30	(f)
Portfolio turnover rate (%)	26		4	(f)
Net assets, end of period (in millions)	$448.71		$351.47

	Class B
	Year ended December 31, 2009		Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.16		$10.00

Income (Loss) From Investment Operations
Net investment income	0.11	(b)	0.00	(b)(c)
Net realized and unrealized gain on investments	4.23		0.16

Total from investment operations	4.34		0.16

Net Asset Value, End of Period	$14.50		$10.16

Total Return (%)	42.72		1.60	(e)
Ratio of expenses to average net assets before fee waivers (%) (d)	1.25		1.51	(f)
Ratio of expenses to average net assets net of fee waivers (%)	1.25		1.40	(f)
Ratio of net investment income to average net assets (%)	0.81		0.52	(f)
Portfolio turnover rate (%)	26		4	(f)
Net assets, end of period (in millions)	$20.76		$0.22

(a)	Commencement of operations was October 31, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Net investment income was less than $0.01.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-37

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-39

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,330,828	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and identical subsidies in effect in prior periods, is subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses

MSF-40

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 1.15% and 1.40% for Class A and B, respectively.

As of December 31, 2009, there were no expenses deferred in 2009. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $60,648.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$104,358,414	$0	$135,500,684

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential

MSF-41

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

No distributions were paid for the periods ended December 31, 2009 and 2008.

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$27,327,745	$8,683,519	$122,339,146	$—	$158,350,410

As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-42

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Dimensional International Small Company Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended December 31, 2009 and the period from October 31, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Dimensional International Small Company Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the year ended December 31, 2009 and the period from October 31, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-43

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-44

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-45

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-46

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-47

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-48

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-49

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Aggressive Allocation Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A and B shares of the MetLife Aggressive Allocation Portfolio returned 31.92% and 31.49% respectively compared to the 38.99% return of its primary index, the Dow Jones Aggressive Index1. This index was changed because the portfolio manager feels it is a better representation of the wide assortment of asset classes in which the Portfolio may invest. The old benchmark, the Wilshire 5000 Stock Index2 returned 29.42%.

MARKET ENVIRONMENT/CONDITIONS

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate reached 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis, the U.S. government applied a two-prong approach: the Federal Reserve kept the Fed Funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index3, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index4, returned 31.8% during 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Aggressive Allocation Portfolio is structured to be broadly diversified across and within a wide variety of equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. While the Portfolio has a broad asset allocation goal of 100% to equities, we expect that a small residual cash position will be held through the underlying equity portfolios. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While the broad asset allocation goal did not change, several adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the year, primarily a small increase in the goals for foreign stocks and small cap equities. These changes were consistent with the more aggressive risk posture of the Portfolio.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, with a 100% goal for common stocks, the MetLife Aggressive Portfolio benefited fully from the global stock market rally. However, the Portfolio slightly underperformed the Dow Jones Aggressive Index primarily because the index held higher exposure to emerging market equities. Furthermore, because the index does not hold cash, it avoided the drag caused by holding a residual cash position in a rising market.

The Davis Venture Value Portfolio, the T. Rowe Price Large Cap Growth Portfolio, and the Jennison Large Cap Growth Portfolio were the large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. They owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Both T. Rowe Price and Jennison were helped by their growth style, an overweight in the strong performing Information Technology sector, and good stock selection. They both held strong performing new economy stocks of Amazon.com, Google, and Apple; T. Rowe also benefited from holding integrated circuit maker Marvell Technology; while Jennison’s performance was helped by holding the Canadian company that make the popular Blackberry handheld device, Research in Motion. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco. Explicit exposure to the non-core asset classes (emerging market equities, small international stocks, and global natural resources) also boosted relative performance.

While all of the underlying equity portfolios were positive for the year, two large cap value portfolios had weak relative performance. The BlackRock Large Cap Value and the MFS Value Portfolio detracted from relative performance. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector where they favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

(approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

Asset Allocation Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	10.0
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	8.2
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	8.1
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	8.0
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	7.0
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	6.8
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	6.0
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	5.1
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.9
Metropolitan Series Fund, Inc.—Met/Artisan Mid Cap Value Portfolio, (Class A)	4.1

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX & THE WILSHIRE 5000 STOCK INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[5]
MetLife Aggressive Allocation Portfolio
Class A	31.92	—	—	1.39
Class B	31.49	—	—	1.11
Dow Jones Aggressive Index[1]	38.99	—	—	4.83
Wilshire 5000 Stock Index[2]	29.42	—	—	2.20

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

5 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)(b)	Actual	0.86%	$1,000.00	$1,233.20	$4.84
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

Class B(a)(b)	Actual	1.11%	$1,000.00	$1,231.20	$6.24
	Hypothetical	1.11%	$1,000.00	$1,019.54	$5.65

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	904,042	$8,543,197
BlackRock Large Cap Value Portfolio, (Class A) (a)	2,296,119	21,721,300
Clarion Global Real Estate Portfolio, (Class A) (b)	677,350	6,489,011
Davis Venture Value Portfolio, (Class A) (a)	621,831	17,516,966
Dreman Small Cap Value Portfolio, (Class A) (b)	527,626	6,605,882
FI Mid Cap Opportunities Portfolio, (Class A) (a)	361,359	4,477,232
Harris Oakmark International Portfolio, (Class A) (b)	894,054	10,773,348
Janus Forty Portfolio, (Class A) (b)	134,688	8,722,369
Jennison Growth Portfolio, (Class A) (a)	1,619,818	17,672,213
Lazard Mid-Cap Portfolio, (Class A) (b)	465,109	4,353,425
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	981,714	11,014,828
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	60,143	8,909,549
Met/Dimensional International Small Company Portfolio, (Class A) (a)	427,325	6,213,308
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,838,608	14,911,107
MFS Emerging Markets Equity Portfolio, (Class A) (b)	691,222	6,566,606
MFS Research International Portfolio, (Class A) (b)	904,844	8,487,438

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	1,353,533	$15,159,571
Pioneer Fund Portfolio, (Class A) (b)	1,065,330	13,082,252
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,381,612	17,808,982
T. Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	574,873	4,443,766
Van Eck Global Natural Resources Portfolio, (Class A) (a)	295,352	4,445,053

Total Mutual Funds (Identified Cost $215,971,170)		217,917,403

Total Investments—100.0% (Identified Cost $215,971,170) (c)		217,917,403
Liabilities in excess of other assets		(52,327)

Net Assets—100.0%		$217,865,076

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $232,004,514 and the composition of unrealized appreciation and depreciation of investment securities was $15,563,641 and $(29,650,752) respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$217,917,403	$—	$—	$217,917,403
Total Investments	$217,917,403	$—	$—	$217,917,403

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Affiliated investments at value (a)		$217,917,403
Receivable for:
Securities sold		142,875
Fund shares sold		177,580
Due from investment adviser		11,660

Total Assets		218,249,518
Liabilities
Payable for:
Fund shares redeemed	$320,454
Accrued expenses:
Distribution and service fees	36,560
Deferred directors’ fees	4,075
Other expenses	23,353

Total Liabilities		384,442

Net Assets		$217,865,076

Net assets consists of:
Paid in surplus		$270,564,502
Undistributed net investment income		2,268,469
Accumulated net realized losses		(56,914,128)
Unrealized appreciation on investments		1,946,233

Net Assets		$217,865,076

Net Assets
Class A		$43,675,329
Class B		174,189,747
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		4,667,822
Class B (35,000,000)		18,680,059
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.36
Class B		9.32

(a)	Identified cost of investments was $215,971,170.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios		$2,928,747

Expenses
Management fees	$174,693
Distribution and service fees—Class B	352,439
Directors’ fees and expenses	4,450
Custodian and accounting	25,616
Audit and tax services	22,218
Legal	4,089
Miscellaneous	10,349

Total expenses	593,854
Expense reimbursements	(66,722)	527,132

Net Investment Income		2,401,615

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(47,517,007)
Capital gains distributions from Underlying Portfolios	331,743	(47,185,264)

Net change in unrealized appreciation on:
Investments		95,975,000

Net realized and unrealized gain		48,789,736

Net Increase in Net Assets From Operations		$51,191,351

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,401,615	$1,951,725
Net realized loss	(47,185,264)	(7,375,058)
Net change in unrealized appreciation (depreciation)	95,975,000	(94,728,560)

Increase (decrease) in net assets from operations	51,191,351	(100,151,893)

From Distributions to Shareholders
Net investment income
Class A	(780,346)	(267,407)
Class B	(2,989,194)	(846,075)

	(3,769,540)	(1,113,482)

Net realized gain
Class A	(56,605)	(978,396)
Class B	(244,729)	(4,964,703)

	(301,334)	(5,943,099)

Total distributions	(4,070,874)	(7,056,581)

Increase in net assets from capital share transactions	19,253,896	21,719,725

Total increase (decrease) in net assets	66,374,373	(85,488,749)

Net Assets
Beginning of the period	151,490,703	236,979,452

End of the period	$217,865,076	$151,490,703

Undistributed Net Investment Income
End of the period	$2,268,469	$3,657,228

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,493,576	$11,609,750	1,622,289	$16,098,849
Reinvestments	122,361	836,951	107,768	1,245,803
Redemptions	(711,735)	(5,589,075)	(944,447)	(9,479,394)

Net increase	904,202	$6,857,626	785,610	$7,865,258

Class B
Sales	4,500,427	$34,673,001	4,569,946	$45,631,228
Reinvestments	473,488	3,233,923	503,534	5,810,778
Redemptions	(3,311,636)	(25,510,654)	(3,854,433)	(37,587,539)

Net increase	1,662,279	$12,396,270	1,219,047	$13,854,467

Increase derived from capital share transactions		$19,253,896		$21,719,725

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$7.31	$12.66	$12.29	$11.21	$10.00

Income (Loss) From Investment Operations
Net investment income	0.12 (b)	0.12 (b)	0.06 (b)	0.12	0.04
Net realized and unrealized gain (loss) on investments	2.13	(5.07)	0.37	1.62	1.24

Total from investment operations	2.25	(4.95)	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.19)	(0.09)	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.01)	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.20)	(0.40)	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$9.36	$7.31	$12.66	$12.29	$11.21

Total Return (%)	31.92	(40.28)	3.48	16.07	12.72	(c)
Ratio of expenses to average net assets before fee waivers (%) (e)(f)	0.14	0.13	0.14	0.17	1.76	(d)
Ratio of expenses to average net assets net of fee waivers (%) (e)	0.10	0.10	0.10	0.10	0.10	(d)
Ratio of net investment income to average net assets (%) (g)	1.54	1.16	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	41	39	25	37	57	(d)
Net assets, end of period (in millions)	$43.68	$27.53	$37.72	$19.44	$2.87

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$7.28	$12.61	$12.24	$11.19	$10.00

Income (Loss) From Investment Operations
Net investment income	0.10 (b)	0.09 (b)	0.02 (b)	0.10	0.03
Net realized and unrealized gain (loss) on investments	2.12	(5.06)	0.38	1.60	1.23

Total from investment operations	2.22	(4.97)	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.17)	(0.05)	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.01)	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.18)	(0.36)	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$9.32	$7.28	$12.61	$12.24	$11.19

Total Return (%)	31.49	(40.45)	3.27	15.66	12.56	(c)
Ratio of expenses to average net assets before fee waivers (%) (e)(f)	0.39	0.38	0.39	0.42	2.01	(d)
Ratio of expenses to average net assets net of fee waivers (%) (e)	0.35	0.35	0.35	0.35	0.35	(d)
Ratio of net investment income to average net assets (%) (g)	1.34	0.93	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	41	39	25	37	57	(d)
Net assets, end of period (in millions)	$174.19	$123.97	$199.27	$67.29	$7.38

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Underlying Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$174,693	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $56,386. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $66,722.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio were $89,732,259 and $71,782,830, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in Underlying Portfolios during the year ended December 31, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased During Period	Shares Sold During Period	Ending Shares as of 12/31/2009
Artio International Stock	1,009,429	165,302	270,689	904,042
BlackRock Large Cap Value	1,252,349	1,195,108	151,338	2,296,119
Clarion Global Real Estate	405,841	379,481	107,972	677,350
Davis Venture Value	817,294	164,246	359,709	621,831
Dreman Small Cap Value	643,491	94,662	210,527	527,626
FI Mid Cap Opportunities	603,810	92,731	335,182	361,359
Harris Oakmark International	909,345	259,654	274,945	894,054
Janus Forty	0	139,952	5,264	134,688
Jennison Growth	1,334,574	415,098	129,854	1,619,818
Lazard Mid Cap	866,295	109,925	511,111	465,109
Met/AIM Small Cap Growth	721,330	314,373	53,989	981,714
Met/Artisan Mid Cap Value	0	62,520	2,377	60,143
Met/Dimensional International Small Company	433,783	91,530	97,988	427,325
Met/Franklin Mutual Shares	0	1,932,142	93,534	1,838,608
MFS Emerging Markets Equity	0	789,912	98,690	691,222
MFS Research International	1,141,513	195,197	431,866	904,844
MFS Value	1,002,010	438,869	87,346	1,353,533
Pioneer Fund	0	1,107,609	42,279	1,065,330
T. Rowe Price Large Cap Growth	1,148,111	339,360	105,859	1,381,612
T. Rowe Price Mid Cap Growth	0	597,542	22,669	574,873
Van Eck Global Natural Resources	289,302	45,750	39,700	295,352

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Artio International Stock	$(2,282,041)	$0	$59,635	$8,543,197
BlackRock Large Cap Core	(4,478,726)	0	125,487	0
BlackRock Large Cap Value	(871,308)	0	170,631	21,721,300
Clarion Global Real Estate	(960,578)	0	124,258	6,489,011
Davis Venture Value	(4,868,259)	0	327,067	17,516,966
Dreman Small Cap Value	(985,673)	0	61,597	6,605,882
FI Mid Cap Opportunities	(3,719,240)	0	99,582	4,477,232
Harris Oakmark International	(2,179,804)	0	802,042	10,773,348
Janus Forty	44,886	0	0	8,722,369
Jennison Growth	(546,982)	0	22,785	17,672,213
Lazard Mid Cap	(3,006,300)	0	93,606	4,353,425
Legg Mason Value Equity	(8,228,523)	0	162,364	0

MSF-13

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Met/AIM Small Cap Growth	$(281,222)	$0	$0	$11,014,828
Met/Artisan Mid Cap Value	38,603	0	0	8,909,549
Met/Dimensional International Small Company	243,777	0	0	6,213,308
Met/Franklin Mutual Shares	96,947	0	0	14,911,107
MetLife Stock Index	(6,676,377)	236,219	315,962	0
MFS Emerging Markets Equity	198,171	0	0	6,566,606
MFS Research International	(2,340,386)	0	301,395	8,487,438
MFS Value	(331,816)	0	0	15,159,571
Neuberger Berman Mid Cap Value	(4,061,863)	2,236	112,359	0
Pioneer Fund	63,760	0	0	13,082,252
Russell 2000 Index	(1,928,888)	93,288	68,508	0
T. Rowe Price Large Cap Growth	(558,403)	0	77,572	17,808,982
T. Rowe Price Mid Cap Growth	22,914	0	0	4,443,766
Van Eck Global Natural Resources	80,324	0	3,897	4,445,053

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$3,789,802	$2,183,622	$281,072	$4,872,959	$—	$—	$4,070,874	$7,056,581

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$2,271,992	$—	$(14,087,111)	$(40,789,597)	$(52,604,716)

As of December 31, 2009, the Asset Allocation Portfolio had $40,789,597 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(90,633)

7.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Aggressive Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Aggressive Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-17

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-18

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-19

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A and B shares of the MetLife Conservative Allocation Portfolio returned 20.73% and 20.52% respectively compared to the 10.83% return of its primary index, the Dow Jones Conservative Index1. The benchmark was changed because the portfolio manager feels it is a better representation of the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3 returned 29.42% and 8.60% respectively.

MARKET ENVIRONMENT/CONDITIONS

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate reached 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis the U.S. government applied a two-prong approach: the Federal Reserve kept the Fed Funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index4 returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital U.S. Corporate High Yield Index5 returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index6, its best calender year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index7, returned 31.8% during 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 80% to fixed income and 20% to equities. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While the broad asset allocation goal did not change, several small adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification. In an effort to be more consistent with its conservative focus, we moderately reduced the goals for the non-core asset classes such as high yield bonds, small cap equities, and foreign equities.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, even with only a moderate 20% goal for common stocks, the underlying equity portfolios were a major contributor to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities, the strong performance of several of the underlying fixed income portfolios was most responsible for the good relative performance of the MetLife Conservative Allocation Portfolio during 2009.

While the Portfolio’s target allocation for high-yield bonds was a relatively modest 9%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield Portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

The Davis Venture Value Portfolio, the T. Rowe Price Large Cap Growth Portfolio, and the Jennison Large Cap Growth Portfolio were the large cap domestic equity portfolios that added the most to

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. They owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Both T. Rowe Price and Jennison were helped by their growth style, an overweight in the strong performing Information Technology sector, and good stock selection. They both held strong performing new economy stocks of Amazon.com, Google, and Apple; T. Rowe also benefited from holding integrated circuit maker Marvell Technology; while Jennison’s performance was helped by holding the Canadian company that make the popular Blackberry handheld device, Research in Motion. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco.

While all of the underlying equity portfolios were positive for the year, two large cap value portfolios had weak relative performance. The BlackRock Large Cap Value and the MFS Value Portfolio detracted from relative performance. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector where they favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

Asset Allocation Committee

MetLife Advisers, LLC

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	23.6
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	19.5
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	12.9
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	5.9
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	5.9
Met Investors Series Trust—Met/Templeton International Bond Portfolio, (Class A)	5.0
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	4.2
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	4.2
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	3.1
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3.1

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[8]
MetLife Conservative Allocation Portfolio
Class A	20.73	—	—	4.44
Class B	20.52	—	—	4.18
Dow Jones Conservative Index[1]	10.83	—	—	4.98
Wilshire 5000 Stock Index[2]	29.42	—	—	2.20
Barclays Capital U.S. Universal Bond Index[3]	8.60	—	—	5.23

1 The Dow Jones Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 20% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

6 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

8 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses paid during period* July 1, 2009 to December 31, 2009

Class A(a)(b)	Actual	0.68%	$1,000.00	$1,118.30	$3.63
	Hypothetical	0.68%	$1,000.00	$1,021.74	$3.47

Class B(a)(b)	Actual	0.93%	$1,000.00	$1,116.70	$4.96
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies— 100.0%
Artio International Stock Portfolio, (Class A) (a)	476,042	$4,498,601
BlackRock Bond Income Portfolio, (Class A) (a)	815,970	84,991,420
BlackRock High Yield Portfolio, (Class A) (b)	1,113,273	8,928,452
BlackRock Large Cap Value Portfolio, (Class A) (a)	1,933,910	18,294,791
Davis Venture Value Portfolio, (Class A) (a)	327,373	9,222,099
Dreman Small Cap Value Portfolio, (Class A) (b)	370,350	4,636,788
Harris Oakmark International Portfolio, (Class A) (b)	376,608	4,538,121
Jennison Growth Portfolio, (Class A) (a)	426,354	4,651,527
Lazard Mid-Cap Portfolio, (Class A) (b)	489,741	4,583,972
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,086,641	13,300,486
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	31,650	4,688,559
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	1,660,198	13,464,205
Met/Templeton International Bond Portfolio, (Class A) (b)	1,981,549	21,836,673
MFS Research International Portfolio, (Class A) (b)	476,479	4,469,371
MFS Value Portfolio, (Class A) (a)	1,629,010	18,244,910

Security Description	Shares	Value*
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,305,327	$25,750,504
PIMCO Total Return Portfolio, (Class A) (b)	8,566,999	102,975,322
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	363,583	4,686,582
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	4,617,412	56,286,254
Western Asset Management U.S. Government Portfolio, (Class A) (a)	2,151,184	25,513,037

Total Mutual Funds (Identified Cost $414,174,846)		435,561,674

Total Investments— 100.0% (Identified Cost $414,174,846) (c)		435,561,674
Liabilities in excess of other assets		(128,203)

Net Assets— 100.0%		$435,433,471

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $425,747,676 and the composition of unrealized appreciation and depreciation of investment securities was $11,284,674 and $(1,470,676), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$435,561,674	$—	$—	$435,561,674
Total Investments	$435,561,674	$—	$—	$435,561,674

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Affiliated investments at value (a)		$435,561,674
Receivable for:
Securities sold		306,741
Fund shares sold		161,221

Total Assets		436,029,636
Liabilities
Payable for:
Fund shares redeemed	$467,961
Accrued expenses:
Management fees	15,311
Distribution and service fees	84,875
Deferred directors’ fees	4,075
Other expenses	23,943

Total Liabilities		596,165

Net Assets		$435,433,471

Net assets consists of:
Paid in surplus		$419,890,223
Undistributed net investment income		17,947,637
Accumulated net realized losses		(23,791,217)
Unrealized appreciation on investments		21,386,828

Net Assets		$435,433,471

Net Assets
Class A		$31,108,915
Class B		404,324,556
Capital Shares (Authorized) Outstanding
Class A (10,000,000)		2,861,631
Class B (50,000,000)		37,403,163
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.87
Class B		10.81

(a)	Identified cost of investments was $414,174,846.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios		$16,762,837

Expenses
Management fees	$327,758
Distribution and service fees—Class B	750,283
Directors’ fees and expenses	4,450
Custodian and accounting	25,616
Audit and tax services	22,218
Legal	7,866
Miscellaneous	10,348

Total expenses	1,148,539
Expense reimbursements	(70,498)	1,078,041

Net Investment Income		15,684,796

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(21,130,225)
Capital gains distributions from Underlying Portfolios	4,845,896	(16,284,329)

Net change in unrealized appreciation on:
Investments		63,163,641

Net realized and unrealized gain		46,879,312

Net Increase in Net Assets From Operations		$62,564,108

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,684,796	$8,026,244
Net realized loss	(16,284,329)	(963,360)
Net change in unrealized appreciation (depreciation)	63,163,641	(46,516,237)

Increase (decrease) in net assets from operations	62,564,108	(39,453,353)

From Distributions to Shareholders
Net investment income
Class A	(939,677)	(356,833)
Class B	(8,856,851)	(1,900,226)

	(9,796,528)	(2,257,059)

Net realized gain
Class A	(176,849)	(256,114)
Class B	(1,798,209)	(1,743,507)

	(1,975,058)	(1,999,621)

Total distributions	(11,771,586)	(4,256,680)

Increase in net assets from capital share transactions	133,543,984	122,703,422

Total increase in net assets	184,336,506	78,993,389

Net Assets
Beginning of the period	251,096,965	172,103,576

End of the period	$435,433,471	$251,096,965

Undistributed Net Investment Income
End of the period	$17,947,637	$9,691,380

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,091,924	$10,843,716	1,973,449	$20,744,919
Reinvestments	122,025	1,116,526	56,131	612,947
Redemptions	(1,116,946)	(10,961,580)	(1,540,353)	(15,792,398)

Net increase	97,003	$998,662	489,227	$5,565,468

Class B
Sales	18,024,541	$178,930,264	17,949,128	$188,689,371
Reinvestments	1,169,600	10,655,060	335,210	3,643,733
Redemptions	(5,831,579)	(57,040,002)	(7,429,924)	(75,195,150)

Net increase	13,362,562	$132,545,322	10,854,414	$117,137,954

Increase derived from capital share transactions		$133,543,984		$122,703,422

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.42	$11.18	$10.58	$10.37	$10.00

Income (Loss) From Investment Operations
Net investment income	0.53 (b)	0.39 (b)	0.22 (b)	0.36	0.03
Net realized and unrealized gain (loss) on investments	1.35	(1.94)	0.39	0.36	0.38

Total from investment operations	1.88	(1.55)	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	(0.36)	(0.12)	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.07)	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.43)	(0.21)	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$10.87	$9.42	$11.18	$10.58	$10.37

Total Return (%)	20.73	(14.10)	5.74	7.25	4.13	(c)
Ratio of expenses to average net assets before fee waivers (%) (d) (f)	0.12	0.12	0.15	0.19	1.05	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.10	0.10	0.10	0.10	0.10	(e)
Ratio of net investment income to average net assets (%) (g)	5.36	3.77	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	22	25	40	24	32	(e)
Net assets, end of period (in millions)	$31.11	$26.03	$25.45	$11.03	$2.79

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$9.36	$11.12	$10.54	$10.36	$10.00

Income (Loss) From Investment Operations
Net investment income	0.47 (b)	0.33 (b)	0.19 (b)	0.34	0.03
Net realized and unrealized gain (loss) on investments	1.38	(1.90)	0.40	0.34	0.37

Total from investment operations	1.85	(1.57)	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	(0.33)	(0.10)	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.07)	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.40)	(0.19)	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$10.81	$9.36	$11.12	$10.54	$10.36

Total Return (%)	20.52	(14.39)	5.57	6.89	3.97	(c)
Ratio of expenses to average net assets before fee waivers (%) (d) (f)	0.37	0.37	0.40	0.44	1.30	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.35	0.35	0.35	0.35	0.35	(e)
Ratio of net investment income to average net assets (%) (g)	4.73	3.22	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	22	25	40	24	32	(e)
Net assets, end of period (in millions)	$404.32	$225.07	$146.65	$56.25	$12.64

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Underlying Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$327,758	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2009, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938. The amount of expenses deferred in 2009 subject to repayment until December 31, 2014 was $70,498.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $213,869,186 and $71,495,630, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased During Period	Shares Sold During Period	Ending Shares as of 12/31/2009
Artio International Stock	326,742	213,111	63,811	476,042
BlackRock Bond Income	488,139	353,478	25,647	815,970
BlackRock High Yield	812,245	463,809	162,781	1,113,273
BlackRock Large Cap Value	593,241	1,396,637	55,968	1,933,910
Davis Venture Value	337,907	178,968	189,502	327,373
Dreman Small Cap Value	266,097	148,223	43,970	370,350
Harris Oakmark International	295,423	207,776	126,591	376,608
Jennison Growth	315,122	159,248	48,016	426,354
Lazard Mid Cap	358,154	199,375	67,788	489,741
Lord Abbett Bond Debenture	769,111	441,904	124,374	1,086,641
Met/Artisan Mid Cap Value	0	32,368	718	31,650
Met/Franklin Mutual Shares	0	1,734,281	74,083	1,660,198
Met/Templeton International Bond	0	2,012,718	31,169	1,981,549
MFS Research International	389,618	187,100	100,239	476,479
MFS Value	0	1,694,233	65,223	1,629,010
PIMCO Inflation Protected	1,520,575	921,262	136,510	2,305,327
PIMCO Total Return	5,302,929	3,710,057	445,987	8,566,999
T. Rowe Price Large Cap Growth	542,651	188,856	367,924	363,583
Western Asset Management Strategic Bond Opportunities	4,366,084	2,314,177	2,062,849	4,617,412
Western Asset Management U.S. Government	1,233,206	984,276	66,298	2,151,184

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Artio International Stock	$(475,094)	$0	$22,355	$4,498,601
BlackRock Bond Income	(133,795)	0	3,976,108	84,991,420
BlackRock High Yield	(224,434)	0	363,630	8,928,452
BlackRock Large Cap Core	(1,178,546)	0	47,086	0
BlackRock Large Cap Value	(334,434)	0	91,626	18,294,791
Davis Venture Value	(2,506,340)	0	153,349	9,222,099
Dreman Small Cap Value	(160,942)	0	28,961	4,636,788
FI Mid Cap Opportunities	(1,492,447)	0	46,544	0
Harris Oakmark International	(724,802)	0	300,543	4,538,121
Jennison Growth	(188,327)	0	6,075	4,651,527

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Lazard Mid Cap	$(383,344)	$0	$43,923	$4,583,972
Legg Mason Value Equity	(1,725,429)	0	60,974	0
Lord Abbett Bond Debenture	(221,282)	0	712,218	13,300,486
Met/AIM Small Cap Growth	(905,734)	0	0	0
Met/Artisan Mid Cap Value	9,311	0	0	4,688,559
Met/Dimensional International Small Company	159,438	0	0	0
Met/Franklin Mutual Shares	71,812	0	0	13,464,205
Met/Templeton International Bond	11,393	0	0	21,836,673
MetLife Stock Index	(1,263,697)	63,296	84,663	0
MFS Research International	(474,019)	0	113,005	4,469,371
MFS Value	84,439	0	0	18,244,910
Neuberger Berman Mid Cap Value	(1,023,039)	1,050	52,773	0
PIMCO Inflation Protected	10,741	0	682,030	25,750,504
PIMCO Total Return	79,623	3,043,984	5,368,969	102,975,322
Russell 2000 Index	(1,127,630)	87,638	64,359	0
T. Rowe Price Large Cap Growth	(1,929,791)	0	41,388	4,686,582
Western Asset Management Strategic Bond Opportunities	(5,063,352)	1,649,928	3,738,266	56,286,254
Western Asset Management U.S. Government	(20,504)	0	763,992	25,513,037

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$9,811,321	$2,773,815	$1,960,265	$1,482,865	$—	$—	$11,771,586	$4,256,680

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$17,951,712	$—	$9,813,998	$(12,218,390)	$15,547,320

As of December 31, 2009, the Asset Allocation Portfolio had $12,218,390 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A and B shares of the MetLife Conservative to Moderate Allocation Portfolio returned 24.00% and 23.68% respectively compared to the 17.16% return of its primary index, the Dow Jones Moderately Conservative Index1. This index was changed because the portfolio manager feels it is a better representation of the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3 returned 29.42% and 8.60% respectively.

MARKET ENVIRONMENT/CONDITIONS

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate reached 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis, the US government applied a two-prong approach: the Federal Reserve kept the Fed Funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index4 returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital U.S. Corporate High Yield Index5 returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index6, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index7, returned 31.8% during 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Conservative to Moderate Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 60% to fixed income and 40% to equities. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While the broad asset allocation goal did not change, several small adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, even with only a 40% goal for common stocks, the underlying equity portfolios were the biggest contributor to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities, the strong performance of several of the underlying fixed income portfolios was most responsible for the good relative performance of the MetLife Conservative to Moderate Allocation Portfolio during 2009.

While the Portfolio’s target allocation for high-yield bonds was a relatively modest 7%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture, and BlackRock High Yield Portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

The Davis Venture Value Portfolio, the T. Rowe Price Large Cap Growth Portfolio, and the Jennison Large Cap Growth Portfolio were the large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. They owned American

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Both T. Rowe Price and Jennison were helped by their growth style, an overweight in the strong performing Information Technology sector, and good stock selection. They both held strong performing new economy stocks of Amazon.com, Google, and Apple; T. Rowe also benefited from holding integrated circuit maker Marvell Technology; while Jennison’s performance was helped by holding the Canadian company that make the popular Blackberry handheld device, Research in Motion. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco.

While all of the underlying equity portfolios were positive for the year, two large cap value portfolios had weak relative performance. The BlackRock Large Cap Value and the MFS Value Portfolio

detracted from relative performance. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector where they favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

Asset Allocation Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.4
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	10.6
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	9.8
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	5.2
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	5.2
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	5.1
Met Investors Series Trust—Met/Templeton International Bond Portfolio, (Class A)	4.9
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	4.2
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	3.9
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	3.1

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[8]
MetLife Conservative to Moderate Allocation Portfolio
Class A	24.00	—	—	3.91
Class B	23.68	—	—	3.62
Dow Jones Moderately Conservative Index[1]	17.16	—	—	4.37
Wilshire 5000 Stock Index[2]	29.42	—	—	2.20
Barclays Capital U.S. Universal Bond Index[3]	8.60	—	—	5.23

1 The Dow Jones Moderately Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 40% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

6 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

8 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Conservative to Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 To December 31, 2009

Class A(a)(b)	Actual	0.72%	$1,000.00	$1,149.40	$3.90
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

Class B(a)(b)	Actual	0.97%	$1,000.00	$1,148.00	$5.25
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies— 100.0%
Artio International Stock Portfolio, (Class A) (a)	2,358,320	$22,286,125
BlackRock Bond Income Portfolio, (Class A) (a)	1,110,603	115,680,445
BlackRock High Yield Portfolio, (Class A) (b)	2,755,482	22,098,966
BlackRock Large Cap Value Portfolio, (Class A) (a)	5,988,270	56,649,032
Clarion Global Real Estate Portfolio, (Class A) (b)	1,177,933	11,284,595
Davis Venture Value Portfolio, (Class A) (b)	1,621,794	45,685,948
Dreman Small Cap Value Portfolio, (Class A) (b)	917,295	11,484,532
Harris Oakmark International Portfolio, (Class A) (b)	1,865,568	22,480,089
Jennison Growth Portfolio, (Class A) (a)	2,112,274	23,044,907
Lazard Mid-Cap Portfolio, (Class A) (b)	1,213,003	11,353,704
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	1,793,255	21,949,446
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	1,024,062	11,489,980
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	156,833	23,233,196
Met/ Dimensional International Small Company Portfolio, (Class A) (a)	743,283	10,807,342
Met/ Franklin Mutual Shares Portfolio, (Class A) (b)	6,851,065	55,562,135
Met/ Templeton International Bond Portfolio, (Class A) (b)	4,904,841	54,051,353
MFS Research International Portfolio, (Class A) (b)	2,360,410	22,140,646

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	5,043,486	$56,487,044
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,852,961	31,867,578
PIMCO Total Return Portfolio, (Class A) (b)	19,435,835	233,618,733
Pioneer Fund Portfolio, (Class A) (b)	2,778,563	34,120,749
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	1,801,569	23,222,230
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	1,499,111	11,588,127
Van Eck Global Natural Resources Portfolio, (Class A) (a)	770,222	11,591,836
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	8,789,473	107,143,672
Western Asset Management U.S. Government Portfolio, (Class A) (a)	3,549,111	42,092,455

Total Mutual Funds (Identified Cost $1,040,546,616)		1,093,014,865

Total Investments— 100.0% (Identified Cost $1,040,546,616) (c)		1,093,014,865
Liabilities in excess of other assets		(334,473)

Net Assets— 100.0%		$1,092,680,392

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,071,584,315 and the composition of unrealized appreciation and depreciation of investment securities was $37,522,559 and $(16,092,009), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,093,014,865	$—	$—	$1,093,014,865
Total Investments	$1,093,014,865	$—	$—	$1,093,014,865

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Affiliated investments at value (a)		$1,093,014,865
Receivable for:
Fund shares sold		1,568,131

Total Assets		1,094,582,996
Liabilities
Payable for:
Securities purchased	$674,455
Fund shares redeemed	893,677
Accrued expenses:
Management fees	77,705
Distribution and service fees	214,382
Deferred directors’ fees	4,075
Other expenses	38,310

Total Liabilities		1,902,604

Net Assets		$1,092,680,392

Net assets consists of:
Paid in surplus		$1,105,396,364
Undistributed net investment income		40,777,424
Accumulated net realized losses		(105,961,645)
Unrealized appreciation on investments		52,468,249

Net Assets		$1,092,680,392

Net Assets
Class A		$70,280,154
Class B		1,022,400,238
Capital Shares (Authorized) Outstanding
Class A (15,000,000)		6,670,119
Class B (140,000,000)		97,649,925
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.54
Class B		10.47

(a)	Identified cost of investments was $1,040,546,616.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios		$38,514,942

Expenses
Management fees	$774,508
Deferred expense reimbursement	12,855
Distribution and service fees—Class B	2,035,261
Directors’ fees and expenses	4,450
Custodian and accounting	25,616
Audit and tax services	22,218
Legal	20,436
Miscellaneous	11,335

Total expenses		2,906,679

Net Investment Income		35,608,263

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(100,112,814)
Capital gains distributions from Underlying Portfolios	11,959,853	(88,152,961)

Net change in unrealized appreciation on:
Investments		244,134,049

Net realized and unrealized gain		155,981,088

Net Increase in Net Assets From Operations		$191,589,351

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,608,263	$20,888,474
Net realized gain (loss)	(88,152,961)	195,893
Net change in unrealized appreciation (depreciation)	244,134,049	(206,268,257)

Increase (decrease) in net assets from operations	191,589,351	(185,183,890)

From Distributions to Shareholders
Net investment income
Class A	(1,848,280)	(848,467)
Class B	(25,036,127)	(7,444,740)

	(26,884,407)	(8,293,207)

Net realized gain
Class A	(385,964)	(729,800)
Class B	(5,661,035)	(7,962,635)

	(6,046,999)	(8,692,435)

Total distributions	(32,931,406)	(16,985,642)

Increase in net assets from capital share transactions	217,278,121	202,443,710

Total increase in net assets	375,936,066	274,178

Net Assets
Beginning of the period	716,744,326	716,470,148

End of the period	$1,092,680,392	$716,744,326

Undistributed Net Investment Income
End of the period	$40,777,424	$26,578,082

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,200,545	$21,265,533	2,257,659	$23,761,944
Reinvestments	262,235	2,234,244	141,803	1,578,267
Redemptions	(1,484,948)	(13,749,244)	(2,140,004)	(21,592,298)

Net increase	977,832	$9,750,533	259,458	$3,747,913

Class B
Sales	28,041,876	$262,040,845	28,769,749	$299,371,426
Reinvestments	3,619,948	30,697,162	1,390,557	15,407,375
Redemptions	(9,256,418)	(85,210,419)	(11,576,607)	(116,083,004)

Net increase	22,405,406	$207,527,588	18,583,699	$198,695,797

Increase derived from capital share transactions		$217,278,121		$202,443,710

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$8.91	$11.61	$11.07	$10.60	$10.00

Income (Loss) From Investment Operations
Net investment income	0.41 (b)	0.33 (b)	0.21 (b)	0.31	0.04
Net realized and unrealized gain (loss) on investments	1.63	(2.77)	0.35	0.70	0.60

Total from investment operations	2.04	(2.44)	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	(0.34)	(0.14)	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.07)	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.41)	(0.26)	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$10.54	$8.91	$11.61	$11.07	$10.60

Total Return (%)	24.00	(21.42)	5.06	9.77	6.43	(c)
Ratio of expenses to average net assets before fee waivers (%) (d) (f)	0.10	0.10	0.11	0.12	0.41	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.10	0.10	0.10	0.10	0.10	(e)
Ratio of net investment income to average net assets (%) (g)	4.30	3.12	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	26	23	19	18	3	(e)
Net assets, end of period (in millions)	$70.28	$50.72	$63.06	$35.87	$10.46

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$8.85	$11.53	$11.02	$10.58	$10.00

Income (Loss) From Investment Operations
Net investment income	0.38 (b)	0.28 (b)	0.17 (b)	0.29	0.03
Net realized and unrealized gain (loss) on investments	1.62	(2.72)	0.36	0.68	0.59

Total from investment operations	2.00	(2.44)	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	(0.31)	(0.12)	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.07)	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.38)	(0.24)	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$10.47	$8.85	$11.53	$11.02	$10.58

Total Return (%)	23.68	(21.59)	4.81	9.42	6.17	(c)
Ratio of expenses to average net assets before fee waivers (%) (d) (f)	0.35	0.35	0.36	0.37	0.66	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.35	0.35	0.35	0.35	0.35	(e)
Ratio of net investment income to average net assets (%) (g)	4.08	2.71	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	26	23	19	18	3	(e)
Net assets, end of period (in millions)	$1,022.40	$666.03	$653.42	$255.01	$48.39

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Underlying Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$774,508	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2009, the amount of expenses deferred in 2005, net of repayments, subject to repayment until December 31, 2010 was $34,489 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $53,497. No expenses were deferred in 2008 or 2009. For the year end December 31, 2009, MetLife Advisers recovered $12,855 from the Asset Allocation Portfolio.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $455,753,371 and $223,715,114, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased During Period	Shares Sold During Period	Ending Shares as of 12/31/2009
Artio International Stock	1,914,806	680,328	236,814	2,358,320
BlackRock Bond Income	763,786	368,536	21,719	1,110,603
BlackRock High Yield	2,314,365	738,161	297,044	2,755,482
BlackRock Large Cap Value	3,389,683	2,663,524	64,937	5,988,270
Clarion Global Real Estate	961,582	427,228	210,877	1,177,933
Davis Venture Value	1,610,462	539,317	527,985	1,621,794
Dreman Small Cap Value	1,520,936	296,605	900,246	917,295
Harris Oakmark International	1,746,723	691,846	573,001	1,865,568
Jennison Growth	1,802,088	466,509	156,323	2,112,274
Lazard Mid Cap	1,024,154	303,840	114,991	1,213,003
Lord Abbett Bond Debenture	1,460,443	490,517	157,705	1,793,255
Met/AIM Small Cap Growth	1,706,809	370,596	1,053,343	1,024,062
Met/Artisan Mid Cap Value	0	157,445	612	156,833
Met/Dimensional International Small Co.	694,395	223,557	174,669	743,283
Met/Franklin Mutual Shares	0	6,976,266	125,201	6,851,065
Met/Templeton International Bond	0	4,924,193	19,352	4,904,841
MFS Research International	3,105,348	757,625	1,502,563	2,360,410
MFS Value	789,186	4,345,336	91,036	5,043,486
PIMCO Inflation Protected	2,162,525	823,992	133,556	2,852,961
PIMCO Total Return	13,827,348	6,463,330	854,843	19,435,835
Pioneer Fund	0	2,815,068	36,505	2,778,563
T. Rowe Price Large Cap Growth	2,327,032	474,824	1,000,287	1,801,569
T. Rowe Price Mid Cap Growth	0	1,523,762	24,651	1,499,111
Van Eck Global Natural Resources	695,227	180,775	105,780	770,222
Western Asset Management Strategic Bond Opportunities	10,355,859	3,265,482	4,831,868	8,789,473
Western Asset Management U.S. Government	2,337,978	1,250,565	39,432	3,549,111

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Artio International Stock	$(1,867,017)	$0	$119,829	$22,286,125
BlackRock Bond Income	(177,646)	0	5,888,771	115,680,445
BlackRock High Yield	(459,801)	0	979,202	22,098,966
BlackRock Large Cap Core	(7,186,766)	0	252,240	0

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
BlackRock Large Cap Value	$(499,625)	$0	$490,132	$56,649,032
Clarion Global Real Estate	(1,899,115)	0	312,439	11,284,595
Davis Venture Value	(6,456,974)	0	684,452	45,685,948
Dreman Small Cap Value	(3,717,862)	0	154,830	11,484,532
FI Mid Cap Opportunities	(4,871,458)	0	124,930	0
Harris Oakmark International	(4,618,381)	0	1,610,586	22,480,089
Jennison Growth	(414,624)	0	32,658	23,044,907
Lazard Mid Cap	(618,918)	0	117,611	11,353,704
Legg Mason Value Equity	(12,145,365)	0	326,302	0
Lord Abbett Bond Debenture	(324,033)	0	1,278,704	21,949,446
Met/AIM Small Cap Growth	(5,869,943)	0	0	11,489,980
Met/Artisan Mid Cap Value	11,334	0	0	23,233,196
Met/Dimensional International Small Company	438,950	0	0	10,807,342
Met/Franklin Mutual Shares	163,929	0	0	55,562,135
Met/Templeton International Bond	10,668	0	0	54,051,353
MetLife Stock Index	(11,869,492)	508,619	680,318	0
MFS Research International	(8,267,183)	0	909,285	22,140,646
MFS Value	(303,871)	0	0	56,487,044
Neuberger Berman Mid Cap Value	(7,550,195)	5,618	282,306	0
PIMCO Inflation Protected	(13,603)	0	918,461	31,867,578
PIMCO Total Return	(174,977)	7,511,270	13,248,350	233,618,733
Pioneer Fund	56,207	0	0	34,120,749
Russell 2000 Index	(3,934,609)	234,435	172,163	0
T. Rowe Price Large Cap Growth	(5,474,450)	0	166,804	23,222,230
T. Rowe Price Mid Cap Growth	24,989	0	0	11,588,127
Van Eck Global Natural Resources	220,560	0	9,777	11,591,836
Western Asset Management Strategic Bond Opportunities	(12,289,639)	3,699,911	8,382,941	107,143,672
Western Asset Management U.S. Government	(33,904)	0	1,371,851	42,092,455

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$27,072,390	$10,130,632	$5,859,016	$6,855,010	$—	$—	$32,931,406	$16,985,642

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$40,781,499	$—	$21,430,550	$(74,855,598)	$(12,643,549)

As of December 31, 2009, the Asset Allocation Portfolio had $74,855,598 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(68,348)

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Conservative to Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Conservative to Moderate Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the MetLife Mid Cap Stock Index Portfolio returned 36.99%, 36.78%, and 36.93%, respectively, compared to its benchmark, the Standard & Poor’s MidCap 400® Index1 (“S&P MidCap Index”), which returned 37.38%. The Class G shares returned 33.94% from its inception date of April 28, 2009 to the end of the year compared to the 30.93% return of the index for the same period.

MARKET ENVIRONMENT/CONDITIONS

During the one-year period, the S&P MidCap® Index declined 8.7% in the first quarter before rallying 50.4% over the next three quarters. From its low on March 9 to its high on December 24, the S&P MidCap® Index rallied nearly 85%. The decline in the first quarter was primarily due to increasing job losses, challenging financial market conditions, and economic data suggesting further weakness in the economy. The large positive return over the next three quarters was primarily due to expectations that the recession had ended and that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth. During the year, the Federal Open Market Committee met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. Due to mixed economic data, the Federal Reserve stated it intended to keep the Federal Funds Rate at exceptionally low levels for an extended period. In November, the unemployment rate increased to 10.2%, the highest level since August 1983, before dropping slightly to 10.0% in December. Positive economic data for the fourth quarter included improving home sales, better than expected retail sales, and a 2.2% increase in the U.S. Gross Domestic Product for the third quarter of 2009, the first increase since the second quarter of 2008.

Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

All ten sectors comprising the S&P MidCap® Index experienced positive returns for the year. Energy (6.4% beginning-of-year weight in the benchmark), up 68.3%, was the best-performing sector. The next best-performing sectors were Information Technology (12.5% beginning weight), up 58.7%, and Materials (6.8% beginning weight), up 55.8%. Consumer Discretionary (14.0% beginning weight), up 54.5%, provided the largest positive impact to the benchmark’s one-year return. The Financials sector (21.1% beginning weight), up 12.9%, was the worst relative-performing sector. The next worst relative-performing sectors were Telecomm Services (0.6% beginning weight), up 14.0%, and Consumer Staples (4.5% beginning weight), up 20.0%.

The stocks with the largest positive impact on the benchmark return for the year were Cree, up 255.2%; Newfield Exploration, up 144.2%; and Priceline.com, up 127.9%. The stocks with the largest negative impact were Synovus Financial, down 75.0%; Associated Bank-Corp., down 45.7%; and Fidelity National Financial, down 21.1%. There were thirty-nine additions and thirty-nine deletions to the benchmark in 2009.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Mid Cap Stock Index Portfolio
Class A	36.99	3.10	—	5.35
Class B	36.78	2.85	—	5.13
Class E	36.93	2.95	—	4.96
Class G	—	—	—	33.94
S&P MidCap 400 Index[1]	37.38	3.27	—	5.53

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 Inception dates of the Class A, Class B, Class E and Class G shares are: 7/5/00, 1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
MidCap SPDR Trust, Series 1	4.0
Vertex Pharmaceuticals, Inc.	0.8
Newfield Exploration Co.	0.7
New York Community Bancorp, Inc.	0.6
Cree, Inc.	0.6
Cerner Corp.	0.6
Pride International, Inc.	0.6
Carmax, Inc.	0.6
Joy Global, Inc.	0.6
Everest Re Group, Ltd.	0.5

Top Sectors

% of Net Assets
Financials	21.9
Information Technology	14.6
Industrials	13.7
Consumer Discretionary	13.1
Health Care	11.1
Utilities	6.6
Materials	6.3
Energy	5.7
Consumer Staples	3.7
Telecommunication Services	0.8

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.34%	$1,000.00	$1,264.20	$1.94
	Hypothetical	0.34%	$1,000.00	$1,023.47	$1.73

Class B(a)	Actual	0.59%	$1,000.00	$1,262.60	$3.36
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

Class E(a)	Actual	0.49%	$1,000.00	$1,262.90	$2.79
	Hypothetical	0.49%	$1,000.00	$1,022.71	$2.50

Class G(a)	Actual	0.64%	$1,000.00	$1,262.40	$3.65
	Hypothetical	0.64%	$1,000.00	$1,021.94	$3.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—93.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
Alliant Techsystems, Inc. (a) (b)	16,156	$1,426,090
BE Aerospace, Inc. (b)	49,597	1,165,530

		2,591,620

Airlines—0.3%
Airtran Holdings, Inc. (a) (b)	66,016	344,603
Alaska Air Group, Inc. (a) (b)	17,298	597,819
JetBlue Airways Corp. (b)	101,139	551,208

		1,493,630

Auto Components— 0.7%
BorgWarner, Inc. (a)	57,274	1,902,642
Gentex Corp.	67,627	1,207,142

		3,109,784

Automobiles— 0.1%
Thor Industries, Inc.	17,409	546,643

Beverages—0.4%
Hansen Natural Corp. (b)	34,969	1,342,810
PepsiAmericas, Inc.	27,490	804,357

		2,147,167

Biotechnology— 1.3%
OSI Pharmaceuticals, Inc. (a) (b)	28,480	883,734
United Therapeutics Corp. (a) (b)	23,246	1,223,902
Vertex Pharmaceuticals, Inc. (a) (b)	94,540	4,051,039

		6,158,675

Building Products—0.2%
Lennox International, Inc.	23,892	932,744

Capital Markets— 1.9%
Affiliated Managers Group, Inc. (a) (b)	20,633	1,389,633
Apollo Investment Corp.	85,477	814,596
Eaton Vance Corp.	57,630	1,752,528
Jefferies Group, Inc. (a)	58,587	1,390,269
Raymond James Financial, Inc. (a)	48,449	1,151,633
SEI Investments Co.	63,548	1,113,361
Waddell & Reed Financial, Inc. (Class A)	41,869	1,278,679

		8,890,699

Chemicals—3.0%
Albemarle Corp.	44,981	1,635,959
Ashland, Inc.	36,756	1,456,273
Cabot Corp.	32,051	840,698
Cytec Industries, Inc.	23,854	868,762
Lubrizol Corp.	33,494	2,443,387
Minerals Technologies, Inc. (a)	9,191	500,634
Olin Corp.	38,531	675,063
RPM International, Inc.	63,352	1,287,946
Sensient Technologies Corp.	24,009	631,437
Terra Industries, Inc.	48,978	1,576,602

Security Description	Shares	Value*

Chemicals— (Continued)

The Scotts Miracle-Gro Co.	22,115	$869,340
Valspar Corp. (a)	49,470	1,342,616

		14,128,717

Commercial Banks—3.0%
Associated Banc- Corp. (a)	62,736	690,723
BancorpSouth, Inc. (a)	36,029	845,240
Bank Hawaii Corp.	23,521	1,106,898
Cathay General Bancorp (a)	30,335	229,029
City National Corp. (a)	21,226	967,906
Commerce Bancshares, Inc.	35,786	1,385,634
Cullen/Frost Bankers, Inc. (a)	29,409	1,470,450
FirstMerit Corp. (a)	42,118	848,257
Fulton Financial Corp. (a)	86,481	754,114
International Bancshares Corp.	25,444	481,655
PacWest Bancorp (a)	14,609	294,371
SVB Financial Group (a) (b)	20,120	838,803
Synovus Financial Corp. (a)	235,694	483,173
TCF Financial Corp. (a)	54,979	748,814
Trustmark Corp. (a)	27,442	618,543
Valley National Bancorp (a)	72,535	1,024,920
Webster Finanical Corp. (a)	31,556	374,570
Westamerica Bancorp (a)	14,330	793,452
Wilmington Trust Corp. (a)	34,045	420,115

		14,376,667

Commercial Services & Supplies—1.5%
Clean Harbors, Inc. (b)	11,193	667,215
Copart, Inc. (b)	33,003	1,208,900
Corrections Corp. of America (b)	56,665	1,391,126
Deluxe Corp. (a)	25,122	371,554
Herman Miller, Inc. (a)	27,421	438,188
HNI Corp.	22,097	610,540
Mine Safety Appliances Co. (a)	14,822	393,228
Rollins, Inc.	21,380	412,206
The Brink’s Co.	23,480	571,503
Waste Connections, Inc. (b)	38,612	1,287,324

		7,351,784

Communications Equipment—1.8%
3Com Corp. (a) (b)	192,411	1,443,082
ADC Telecommunications, Inc. (a) (b)	47,408	294,404
Adtran, Inc. (a)	27,441	618,794
Ciena Corp. (b)	44,909	486,814
CommScope, Inc. (b)	46,016	1,220,804
F5 Networks, Inc. (b)	38,894	2,060,604
Palm, Inc. (a) (b)	81,116	814,405
Plantronics, Inc. (a)	24,104	626,222
Polycom, Inc. (a) (b)	41,406	1,033,908

		8,599,037

Computers & Peripherals—0.4%
Diebold, Inc.	32,533	925,564
NCR Corp. (b)	78,109	869,353

		1,794,917

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—1.4%
Aecom Technology Corp. (b)	55,251	$1,519,403
Granite Construction, Inc. (a)	16,502	555,457
KBR, Inc.	78,676	1,494,844
The Shaw Group, Inc. (b)	41,056	1,180,360
URS Corp. (b)	41,174	1,833,066

		6,583,130

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	21,900	1,958,079

Consumer Finance—0.2%
AmeriCredit Corp. (a) (b)	47,129	897,336

Containers & Packaging—1.4%
AptarGroup, Inc.	33,159	1,185,103
Greif, Inc.	16,819	907,890
Packaging Corp. of America	50,527	1,162,626
Silgan Holdings, Inc.	13,130	703,374
Sonoco Products Co.	49,070	1,435,297
Temple- Inland, Inc.	52,448	1,107,177

		6,501,467

Distributors—0.3%
LKQ Corp. (b)	69,376	1,359,076

Diversified Consumer Services—1.6%
Brink’s Home Security Holdings, Inc. (b)	22,472	733,486
Career Education Corp. (a) (b)	34,386	801,538
Corinthian Colleges, Inc. (a) (b)	42,977	591,793
ITT Educational Services, Inc. (a) (b)	15,227	1,461,183
Matthews International Corp.	14,881	527,234
Regis Corp.	28,018	436,240
Service Corp. International	124,319	1,018,173
Sotheby’s (a)	32,822	737,839
Strayer Education, Inc. (a)	6,874	1,460,656

		7,768,142

Diversified Financial Services—0.3%
MSCI, Inc. (b)	50,768	1,614,422

Diversified Telecommunication Services—0.3%
Cincinnati Bell, Inc. (a) (b)	99,587	343,575
tw telecom, inc. (b)	73,322	1,256,739

		1,600,314

Electric Utilities—1.7%
Cleco Corp.	29,673	810,963
DPL, Inc.	58,761	1,621,803
Great Plains Energy, Inc.	66,394	1,287,380
Hawaiian Electric Industries, Inc. (a)	45,167	943,990
IDACORP, Inc.	23,379	746,959
NV Energy, Inc.	115,144	1,425,483
Westar Energy, Inc. (a)	53,494	1,161,890

		7,998,468

Security Description	Shares	Value*

Electrical Equipment—1.3%
Ametek, Inc.	52,910	$2,023,278
Hubbell, Inc. (Class B)	28,985	1,370,991
Regal-Beloit Corp.	18,071	938,608
Thomas & Betts Corp.	25,694	919,588
Woodward Governor Co.	27,837	717,359

		5,969,824

Electronic Equipment, Instruments & Components—2.3%
Arrow Electronics, Inc. (b)	58,766	1,740,061
Avnet, Inc. (b)	74,221	2,238,505
Ingram Micro, Inc. (b)	80,277	1,400,834
Itron, Inc. (b)	19,686	1,330,183
National Instruments Corp. (a)	27,839	819,859
Tech Data Corp. (b)	24,965	1,164,867
Trimble Navigation, Ltd. (a) (b)	59,057	1,488,236
Vishay Intertechnology, Inc. (b)	91,570	764,610

		10,947,155

Energy Equipment & Services—2.7%
Atwood Oceanics, Inc. (b)	27,745	994,658
Exterran Holdings, Inc. (a) (b)	30,673	657,936
Helix Energy Solutions Group, Inc. (b)	45,038	529,197
Helmerich & Payne, Inc. (a)	51,789	2,065,345
Oceaneering International, Inc. (b)	26,928	1,575,827
Patterson-UTI Energy, Inc.	75,363	1,156,822
Pride International, Inc. (a) (b)	85,624	2,732,262
Superior Energy Services, Inc. (b)	38,382	932,299
Tidewater, Inc.	25,370	1,216,491
Unit Corp. (b)	19,818	842,265

		12,703,102

Food & Staples Retailing—0.3%
BJ’s Wholesale Club, Inc. (a) (b)	27,320	893,637
Ruddick Corp. (a)	20,018	515,063

		1,408,700

Food Products—1.5%
Corn Products International, Inc.	36,726	1,073,501
Flowers Foods, Inc. (a)	37,924	901,074
Green Mountain Coffee Roasters, Inc. (b)	17,136	1,396,070
Lancaster Colony Corp.	9,537	473,989
Ralcorp Holdings, Inc. (b)	27,822	1,661,252
Smithfield Foods, Inc. (a) (b)	69,097	1,049,583
Tootsie Roll Industries, Inc. (a)	12,855	351,970

		6,907,439

Gas Utilities—2.3%
AGL Resources, Inc.	37,975	1,384,948
Atmos Energy Corp.	45,433	1,335,730
Energen Corp.	35,205	1,647,594
National Fuel Gas Co.	39,526	1,976,300
Oneok, Inc.	51,758	2,306,854
UGI Corp.	53,372	1,291,069
WGL Holdings, Inc. (a)	24,601	825,118

		10,767,613

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies— 3.6%
Beckman Coulter, Inc.	34,016	$2,226,007
Edwards Lifesciences Corp. (b) (c)	27,755	2,410,522
Gen-Probe, Inc. (a) (b)	24,084	1,033,203
Hill-Rom Holdings, Inc.	30,749	737,668
Hologic, Inc. (b)	126,566	1,835,207
IDEXX Laboratories, Inc. (b)	28,747	1,536,240
Immucor, Inc. (b)	34,411	696,479
Kinetic Concepts, Inc. (a) (b)	30,403	1,144,673
Masimo Corp. (a) (b)	25,481	775,132
ResMed, Inc. (a) (b)	36,777	1,922,334
STERIS Corp. (a)	28,814	805,927
Teleflex, Inc.	19,492	1,050,424
Thoratec Corp. (b)	27,902	751,122

		16,924,938

Health Care Providers & Services— 3.1%
Community Health Systems, Inc. (b)	45,597	1,623,253
Health Management Associates, Inc. (Class A) (b)	121,867	885,973
Health Net, Inc. (b)	50,993	1,187,627
Henry Schein, Inc. (a) (b)	44,395	2,335,177
Kindred Healthcare, Inc. (b)	19,172	353,915
LifePoint Hospitals, Inc. (b)	26,873	873,641
Lincare Holdings, Inc. (a) (b)	33,423	1,240,662
Omnicare, Inc.	58,551	1,415,763
Owens & Minor, Inc.	20,540	881,782
Psychiatric Solutions, Inc. (a) (b)	27,597	583,401
Universal Health Services, Inc. (Class B)	48,278	1,472,479
VCA Antech, Inc. (a) (b)	41,938	1,045,095
Wellcare Health Plans, Inc. (b)	20,763	763,248

		14,662,016

Health Care Technology—0.6%
Cerner Corp. (b)	33,243	2,740,553

Hotels, Restaurants & Leisure—1.6%
Bob Evans Farms, Inc.	15,218	440,561
Boyd Gaming Corp. (b)	27,043	226,350
Brinker International, Inc.	50,278	750,148
Chipotle Mexican Grill, Inc. (Class A) (b)	15,550	1,370,888
International Speedway Corp. (Class A)	15,027	427,518
Life Time Fitness, Inc. (a) (b)	20,309	506,303
Panera Bread Co. (b)	15,464	1,035,624
Scientific Games Corp. (b)	31,866	463,650
The Cheesecake Factory (a) (b)	29,554	638,071
Wendy’s/ Arby’s Group, Inc.	177,189	831,017
WMS Industries, Inc.	25,924	1,036,960

		7,727,090

Household Durables—1.7%
American Greetings Corp. (Class A)	19,365	421,963
KB Home	36,297	496,543
M.D.C. Holdings, Inc.	18,437	572,284
Mohawk Industries, Inc. (a) (b)	27,546	1,311,190
NVR, Inc. (a) (b)	2,914	2,071,009

Security Description	Shares	Value*

Household Durables—(Continued)
Ryland Group, Inc. (a)	21,500	$423,550
Toll Brothers, Inc. (b)	67,274	1,265,424
Tupperware Brands Corp. (a)	31,184	1,452,239

		8,014,202

Household Products—0.9%
Church & Dwight Co., Inc.	34,514	2,086,371
Energizer Holdings, Inc. (a) (b)	34,229	2,097,553

		4,183,924

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc. (b)	247,511	447,995

Industrial Conglomerates—0.2%
Carisle Cos., Inc.	30,060	1,029,856

Insurance—4.0%
American Financial Group, Inc.	38,776	967,461
Arthur J. Gallagher & Co.	49,946	1,124,284
Brown & Brown, Inc.	57,839	1,039,367
Everest Re Group, Ltd.	29,626	2,538,356
Fidelity National Financial, Inc.	113,041	1,521,532
First American Corp.	49,325	1,633,151
HCC Insurance Holdings, Inc.	55,196	1,543,832
Horace Mann Educators Corp.	19,225	240,313
Mercury General Corp. (a)	17,467	685,754
Old Republic International Corp. (a)	118,073	1,185,453
Protective Life Corp.	41,988	694,901
Reinsurance Group of America Inc	35,718	1,701,963
StanCorp Financial Group, Inc.	24,113	965,002
The Hanover Insurance Group, Inc.	24,548	1,090,668
Unitrin, Inc.	24,475	539,674
W.R. Berkley Corp.	66,249	1,632,375

		19,104,086

Internet & Catalog Retail—0.2%
Netflix, Inc. (a) (b)	21,180	1,167,865

Internet Software & Services—0.9%
AOL, Inc. (b)	52,882	1,231,093
Digital River, Inc. (b)	18,960	511,730
Equinix, Inc. (a) (b)	19,127	2,030,331
ValueClick, Inc. (a) (b)	42,031	425,354

		4,198,508

IT Services—2.8%
Acxiom Corp. (a) (b)	38,789	520,548
Alliance Data Systems Corp. (a) (b)	25,643	1,656,281
Broadridge Financial Solutions, Inc.	67,150	1,514,904
Convergys Corp. (b)	60,333	648,580
DST Systems, Inc. (b) (c)	19,272	839,296
Gartner, Inc. (Class A) (b)	29,535	532,811
Global Payments, Inc.	39,761	2,141,527
Hewitt Associates, Inc. (b)	40,830	1,725,476
Lender Processing Services, Inc.	47,010	1,911,427

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
Mantech International Corp. (b)	10,920	$527,218
NeuStar, Inc. (b)	36,487	840,660
SRA International, Inc. (b)	21,136	403,698

		13,262,426

Life Sciences Tools & Services—1.9%
Affymetrix, Inc. (b)	34,864	203,606
Bio-Rad Laboratories, Inc. (b)	9,444	910,968
Charles River Laboratories International, Inc. (b)	32,331	1,089,231
Covance, Inc. (a) (b) (c)	31,415	1,714,317
Mettler Toledo International, Inc. (b)	16,560	1,738,634
Pharmaceutical Product Development, Inc.	57,974	1,358,911
Techne Corp. (b)	18,275	1,252,934
Varian, Inc. (a) (b)	14,181	730,889

		8,999,490

Machinery—5.1%
AGCO Corp. (a) (b)	45,360	1,466,942
Bucyrus International, Inc.	36,864	2,078,024
Crane Co.	22,956	702,913
Donaldson Co., Inc.	37,916	1,612,947
Federal Signal Corp.	23,919	143,992
Graco, Inc.	29,424	840,644
Harsco Corp.	39,406	1,270,055
IDEX Corp.	39,656	1,235,284
Joy Global, Inc.	50,203	2,589,973
Kennametal, Inc.	39,938	1,035,193
Lincoln Electric Holdings, Inc.	20,866	1,115,496
Nordson Corp.	16,484	1,008,491
Oshkosh Corp. (b)	43,894	1,625,395
Pentair, Inc.	48,249	1,558,443
SPX Corp.	24,185	1,322,919
Terex Corp.	53,037	1,050,663
Timkin Co.	38,963	923,813
Trinity Industries, Inc. (a)	38,897	678,364
Valmont Industries, Inc. (a)	9,798	768,653
Wabtec Corp. (a)	23,338	953,124

		23,981,328

Marine— 0.3%
Alexander & Baldwin, Inc.	20,137	689,289
Kirby Corp. (b)	26,402	919,582

		1,608,871

Media—0.8%
DreamWorks Animation SKG, Inc. (b)	37,035	1,479,548
Harte-Hanks, Inc.	18,714	201,737
John Wiley & Sons, Inc.	20,991	879,103
Lamar Advertising Co. (Class A) (a) (b)	26,143	812,786
Scholastic Corp.	12,514	373,293

		3,746,467

Metals & Mining— 1.1%
Carpenter Technology Corp.	21,607	582,309
Commercial Metals Co.	55,260	864,819

Security Description	Shares	Value*

Metals & Mining—(Continued)
Reliance Steel & Aluminum Co.	31,395	$1,356,892
Steel Dynamics, Inc.	105,794	1,874,670
Worthington Industries, Inc.	29,894	390,714

		5,069,404

Multi-Utilities—2.0%
Alliant Energy Corp.	54,281	1,642,543
Black Hills Corp. (a)	19,069	507,807
MDU Resources Group, Inc.	92,116	2,173,938
NSTAR (a)	52,404	1,928,467
OGE Energy Corp.	47,489	1,751,869
PNM Resources, Inc.	42,524	537,929
Vectren Corp.	39,815	982,634

		9,525,187

Multiline Retail—0.6%
99 Cents Only Stores (a) (b)	22,304	291,513
Dollar Tree, Inc. (b) (c)	43,305	2,091,631
Saks, Inc. (a) (b)	78,292	513,596

		2,896,740

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a) (b)	28,854	818,299

Oil, Gas & Consumable Fuels—3.7%
Arch Coal, Inc.	79,699	1,773,303
Bill Barrett Corp. (a) (b)	18,966	590,032
Cimarex Energy Co.	40,974	2,170,393
Comstock Resources, Inc. (b)	22,874	927,998
Encore Aquisition Co. (a) (b)	27,251	1,308,593
Forest Oil Corp. (b)	55,085	1,225,641
Frontier Oil Corp.	51,351	618,266
Mariner Energy, Inc. (b)	49,933	579,722
Newfield Exploration Co. (b)	65,190	3,144,114
Overseas Shipholding Group, Inc. (a)	11,468	504,018
Patriot Coal Corp. (a) (b)	36,782	568,650
Plains Exploration & Production Co. (b)	68,345	1,890,423
Quicksilver Resources, Inc. (a) (b)	58,087	871,886
Southern Union Co.	60,873	1,381,817

		17,554,856

Paper & Forest Products—0.1%
Louisiana-Pacific Corp. (a) (b)	61,106	426,520

Personal Products—0.5%
Alberto-Culver Co.	41,894	1,227,075
NBTY, Inc. (b)	30,358	1,321,788

		2,548,863

Pharmaceuticals—1.0%
Endo Pharmaceuticals Holdings, Inc. (b)	57,531	1,179,961
Medicis Pharmaceutical Corp. (a)	29,185	789,454
Perrigo Co. (a)	39,472	1,572,565
Valeant Pharmaceuticals International (b)	33,123	1,052,980

		4,594,960

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—1.3%
FTI Consulting, Inc. (a) (b)	25,421	$1,198,854
Korn/Ferry International (b)	22,403	369,649
Manpower, Inc.	38,493	2,100,948
MPS Group, Inc. (b)	45,712	628,083
Navigant Consulting, Inc. (b)	24,531	364,531
The Corporate Executive Board Co.	16,750	382,235
Watson Wyatt Worldwide, Inc. (a)	20,925	994,356

		6,038,656

Real Estate Investment Trusts—6.8%
Alexandria Real Estate Equities, Inc. (a)	21,674	1,393,421
AMB Property Corp.	71,783	1,834,056
BRE Properties, Inc. (a)	26,662	881,979
Camden Property Trust	31,487	1,334,104
Corporate Office Properties Trust SBI	28,579	1,046,849
Cousins Properties, Inc. (a)	48,958	373,550
Duke Realty Corp.	109,903	1,337,519
Equity One, Inc.	16,124	260,725
Essex Property Trust, Inc. (a)	14,287	1,195,108
Federal Realty Investment Trust (a)	30,021	2,033,022
Highwoods Properties, Inc. (a)	34,874	1,163,048
Hospitality Properties Trust (a)	60,534	1,435,261
Liberty Property Trust	55,250	1,768,552
Mack-Cali Realty Corp.	38,587	1,333,953
Nationwide Health Properties, Inc.	55,063	1,937,116
Omega Healthcare Investors, Inc.	41,759	812,213
Potlatch Corp. (a)	19,513	622,074
Rayonier, Inc.	38,988	1,643,734
Realty Income Corp. (a)	51,166	1,325,711
Regency Centers Corp. (a)	39,406	1,381,574
Senior Housing Properties Trust	62,496	1,366,788
SL Green Realty Corp (a)	37,888	1,903,493
The Macerich Co. (a)	47,326	1,701,370
UDR, Inc.	74,979	1,232,655
Weingarten Realty Investors	51,132	1,011,902

		32,329,777

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc. (a)	20,525	1,239,710

Road & Rail—1.1%
Con-Way, Inc.	24,151	843,112
J.B. Hunt Transport Services, Inc.	43,041	1,388,933
Kansas City Southern (a) (b)	47,103	1,568,059
Landstar System, Inc.	24,942	967,001
Werner Enterprises, Inc.	21,479	425,069

		5,192,174

Semiconductors & Semiconductor Equipment —2.4%
Atmel Corp. (b) (c)	222,597	1,026,172
Cree, Inc. (b)	50,847	2,866,245
Fairchild Semiconductor International, Inc. (b)	60,805	607,442
Integrated Device Technology, Inc. (b)	81,460	527,046
International Rectifier Corp. (b)	34,970	773,537
Intersil Corp.	60,193	923,361
Lam Research Corp. (b)	62,433	2,447,998
RF Micro Devices, Inc. (b)	131,570	627,589

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment —(Continued)
Semtech Corp. (b)	30,252	$514,587
Silicon Laboratories, Inc. (b)	22,407	1,083,154

		11,397,131

Software—3.5%
ACI Worldwide, Inc. (a) (b)	16,687	286,182
Advent Software, Inc. (a) (b)	7,684	312,969
Ansys, Inc. (b)	43,519	1,891,336
Cadence Design Systems, Inc. (b)	131,867	789,883
FactSet Research Systems, Inc. (a)	20,656	1,360,611
Fair Isaac Corp. (a)	23,639	503,747
Informatica Corp. (b)	43,887	1,134,918
Jack Henry & Associates, Inc. (a)	41,552	960,682
Mentor Graphics Corp. (b)	48,231	425,880
Micros Systems, Inc. (b)	39,092	1,213,025
Parametric Technology Corp. (b)	57,837	945,056
Quest Software, Inc. (b)	30,591	562,874
Rovi Corp. (b)	50,558	1,611,283
Solera Holdings, Inc.	34,163	1,230,210
Sybase, Inc. (a) (b)	40,002	1,736,087
Synopsys, Inc. (a) (b)	71,506	1,593,154

		16,557,897

Specialty Retail—4.4%
Aaron’s, Inc. (a)	26,638	738,672
Advance Auto Parts, Inc.	46,429	1,879,446
Aeropostale, Inc. (a) (b)	32,414	1,103,697
American Eagle Outfitters, Inc.	101,940	1,730,941
AnnTaylor Stores Corp. (a) (b)	28,811	392,982
Barnes & Noble, Inc. (a)	19,441	370,740
Carmax, Inc. (a) (b)	108,836	2,639,273
Chico’s FAS, Inc. (b)	87,324	1,226,902
Coldwater Creek, Inc. (a) (b)	28,450	126,887
Collective Brands, Inc. (b)	31,456	716,253
Dick’s Sporting Goods, Inc. (b)	43,856	1,090,699
Foot Locker, Inc.	76,743	854,917
Guess?, Inc.	28,480	1,204,704
J. Crew Group, Inc. (b)	27,453	1,228,247
PetSmart, Inc.	60,627	1,618,135
Rent-A-Center, Inc. (b)	32,433	574,713
Urban Outfitters, Inc. (b)	63,585	2,224,839
Williams- Sonoma, Inc.	51,875	1,077,962

		20,800,009

Textiles, Apparel & Luxury Goods— 1.0%
Fossil, Inc. (b)	23,575	791,177
Hanesbrands, Inc. (a) (b)	46,684	1,125,551
Phillips-Van Heusen Corp.	25,338	1,030,750
The Warnaco Group, Inc. (b)	22,332	942,187
Timberland Co. (Class A) (b)	21,724	389,512
Under Armour, Inc. (b)	18,460	503,404

		4,782,581

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—1.4%
Astoria Financial Corp. (a)	39,996	$497,150
First Niagara Financial Group, Inc. (a)	92,337	1,284,408
New York Community Bancorp, Inc.	204,025	2,960,403
NewAlliance Bancshares, Inc.	52,034	624,928
Washington Federal, Inc.	55,083	1,065,305

		6,432,194

Tobacco—0.1%
Universal Corp. (a)	12,111	552,383

Trading Companies & Distributors— 0.4%
GATX Corp.	22,618	650,267
MSC Industrial Direct Co.	21,574	1,013,978
United Rentals, Inc. (a) (b)	29,512	289,513

		1,953,758

Water Utilities—0.2%
Aqua America, Inc. (a)	66,859	1,170,701

Wireless Telecommunication Services—0.5%
Syniverse Holdings, Inc. (a) (b)	34,057	595,317
Telephone & Data Systems, Inc.	45,934	1,558,081

		2,153,398

Total Common Stock (Identified Cost $452,285,852)		442,941,164

Mutual Funds—4.0%

Exchange Traded Funds— 4.0%
MidCap SPDR Trust, Series 1 (a)	144,000	18,973,440

Total Mutual Funds (Identified Cost $17,090,428)		18,973,440

Short Term Investments—12.9%
Security Description	Shares/Par Amount	Value*

Discount Notes—0.4%
Federal Home Loan Bank 0.010%, 02/17/10	$1,375,000	$1,374,982
Federal Home Mortgage Corp. 0.010%, 01/25/10	500,000	499,994

		1,874,976

Mutual Funds—10.4%
State Street Navigator Securities Lending Prime Portfolio (d)	49,048,265	49,048,265

U.S. Treasury—2.1%
U.S. Treasury Bill 0.010%, 03/11/10	10,000,000	9,998,658

Total Short Term Investments (Identified Cost $60,921,899)		60,921,899

Total Investments 110.4% (Identified Cost $530,298,179) (e)		522,836,503
Liabilities in excess of other assets		(49,285,902)

Net Assets 100.0%		$473,550,601

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $48,133,083 and the collateral received consisted of cash in the amount of $49,048,265 and non-cash collateral with a value of $859,628. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $539,919,868 and the composition of unrealized appreciation and depreciation of investment securities was $63,167,852 and $(80,251,217), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Net Unrealized Appreciation
S&P MidCap 400 Index Futures	3/18/2010	31	$10,903,630	$11,235,950	$332,320

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$442,941,164	$—	$—	$442,941,164
Total Mutual Funds*	18,973,440	—	—	18,973,440
Short Term Investments
Discount Notes	—	1,874,976	—	1,874,976
Mutual Funds	49,048,265	—	—	49,048,265
U.S. Treasury	—	9,998,658	—	9,998,658
Total Short Term Investments	49,048,265	11,873,634	—	60,921,899
Total Investments	$510,962,869	$11,873,634	$—	$522,836,503

Futures Contracts**
Futures Contracts Long (Appreciation)	$332,320	$—	$—	$332,320

*	See schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures, and written options are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$522,836,503
Cash		8,921
Receivable for:
Securities sold		1,291,289
Fund shares sold		224,255
Accrued interest and dividends		502,953

Total Assets		524,863,921
Liabilities
Payable for:
Securities purchased	$1,287,337
Fund shares redeemed	597,795
Futures variation margin	142,600
Collateral for securities loaned	49,048,265
Accrued expenses:
Management fees	96,314
Distribution and service fees	50,403
Deferred directors’ fees	4,075
Other expenses	86,531

Total Liabilities		51,313,320

Net Assets		$473,550,601

Net assets consists of:
Paid in surplus		$485,482,116
Undistributed net investment income		4,377,808
Accumulated net realized losses		(9,683,880)
Unrealized depreciation on investments		(6,625,443)

Net Assets		$473,550,601

Net Assets
Class A		$214,987,392
Class B		205,422,697
Class E		44,745,745
Class G		8,394,767
Capital Shares (Authorized) Outstanding
Class A (40,000,000)		19,365,403
Class B (30,000,000)		18,658,504
Class E (10,000,000)		4,049,701
Class G (6,250,000)		765,209
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.10
Class B		11.01
Class E		11.05
Class G		10.97

(a)	Identified cost of investments was $529,794,266.
(b)	Includes securities loaned at value of $48,133,083.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$6,221,263
Interest (a)		550,881

		6,772,144
Expenses
Management fees	$959,896
Distribution and service fees—Class B	403,187
Distribution and service fees—Class E	58,846
Distribution and service fees—Class G	6,116
Directors’ fees and expenses	33,897
Custodian and accounting	55,771
Audit and tax services	35,651
Legal	8,846
Shareholder reporting	201,695
Insurance	5,751
Miscellaneous	11,659

Total expenses	1,781,315
Management fee waivers	(26,877)	1,754,438

Net Investment Income		5,017,706

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	119,300
Futures contracts	3,218,891	3,338,191

Net change in unrealized appreciation (depreciation) on:
Investments	118,987,287
Futures contracts	(272,345)	118,714,942

Net realized and unrealized gain		122,053,133

Net Increase in Net Assets From Operations		$127,070,839

(a)	Includes net income on securities loaned of $539,946.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,017,706	$6,376,345
Net realized gain	3,338,191	4,419,881
Net change in unrealized appreciation (depreciation)	118,714,942	(197,346,071)

Increase (decrease) in net assets from operations	127,070,839	(186,549,845)

From Distributions to Shareholders
Net investment income
Class A	(3,305,570)	(3,331,452)
Class B	(2,420,508)	(1,939,614)
Class E	(667,856)	(718,470)

	(6,393,934)	(5,989,536)

Net realized gain
Class A	(7,272,254)	(21,955,683)
Class B	(6,296,592)	(16,021,212)
Class E	(1,627,370)	(5,395,059)

	(15,196,216)	(43,371,954)

Total distributions	(21,590,150)	(49,361,490)

Increase in net assets from capital share transactions	30,366,436	33,833,678

Total increase (decrease) in net assets	135,847,125	(202,077,657)

Net Assets
Beginning of the period	337,703,476	539,781,133

End of the period	$473,550,601	$337,703,476

Undistributed Net Investment Income
End of the period	$4,377,808	$6,345,944

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,124,074	$19,012,606	3,116,329	$34,566,629
Reinvestments	1,299,487	10,577,824	1,909,904	25,287,135
Redemptions	(3,274,580)	(29,874,208)	(4,299,649)	(51,736,068)

Net increase (decrease)	148,981	$(283,778)	726,584	$8,117,696

Class B
Sales	3,926,034	$35,157,702	3,550,445	$38,773,209
Reinvestments	1,077,515	8,717,100	1,365,842	17,960,826
Redemptions	(1,889,535)	(17,385,028)	(2,254,985)	(27,817,619)

Net increase	3,114,014	$26,489,774	2,661,302	$28,916,416

Class E
Sales	273,216	$2,448,230	471,315	$5,014,481
Reinvestments	283,012	2,295,226	463,497	6,113,529
Redemptions	(918,325)	(8,251,691)	(1,196,453)	(14,328,444)

Net decrease	(362,097)	$(3,508,235)	(261,641)	$(3,200,434)

Class G (a)
Sales	891,164	$8,989,614	0	$0
Redemptions	(125,955)	(1,320,939)	0	0

Net increase	765,209	$7,668,675	0	$0

Increase derived from capital share transactions		$30,366,436		$33,833,678

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.66	$15.03	$14.64	$14.43	$13.71

Income (Loss) From Investment Operations
Net investment income	0.15 (a)	0.18 (a)	0.20 (a)	0.18	0.15
Net realized and unrealized gain (loss) on investments	2.85	(5.12)	0.95	1.27	1.40

Total from investment operations	3.00	(4.94)	1.15	1.45	1.55

Less Distributions
Distributions from net investment income	(0.17)	(0.19)	(0.12)	(0.19)	(0.10)
Distributions from net realized capital gains	(0.39)	(1.24)	(0.64)	(1.05)	(0.73)

Total distributions	(0.56)	(1.43)	(0.76)	(1.24)	(0.83)

Net Asset Value, End of Period	$11.10	$8.66	$15.03	$14.64	$14.43

Total Return (%)	36.99	(36.17)	7.78	10.10	12.27
Ratio of expenses to average net assets before fee waivers (%) (b)	0.34	0.33	0.32	0.34	0.34
Ratio of expenses to average net assets net of fee waivers (%)	0.34	0.32	0.31	0.33	0.34
Ratio of net investment income to average net assets (%)	1.59	1.52	1.33	1.28	1.18
Portfolio turnover rate (%)	21	33	37	34	33
Net assets, end of period (in millions)	$214.99	$166.32	$277.84	$261.59	$232.46

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.58	$14.91	$14.53	$14.32	$13.61

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.15 (a)	0.16 (a)	0.14	0.11
Net realized and unrealized gain (loss) on investments	2.85	(5.09)	0.94	1.26	1.40

Total from investment operations	2.97	(4.94)	1.10	1.40	1.51

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.08)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.39)	(1.24)	(0.64)	(1.05)	(0.73)

Total distributions	(0.54)	(1.39)	(0.72)	(1.19)	(0.80)

Net Asset Value, End of Period	$11.01	$8.58	$14.91	$14.53	$14.32

Total Return (%)	36.78	(36.38)	7.52	9.83	12.02
Ratio of expenses to average net assets before fee waivers (%) (b)	0.59	0.58	0.57	0.59	0.59
Ratio of expenses to average net assets net of fee waivers (%)	0.59	0.57	0.56	0.58	0.59
Ratio of net investment income to average net assets (%)	1.34	1.29	1.07	1.03	0.94
Portfolio turnover rate (%)	21	33	37	34	33
Net assets, end of period (in millions)	$205.42	$133.39	$192.04	$157.77	$111.36

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.61	$14.96	$14.57	$14.37	$13.65

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.17 (a)	0.18 (a)	0.17	0.14
Net realized and unrealized gain (loss) on investments	2.86	(5.12)	0.95	1.24	1.39

Total from Investment operations	2.99	(4.95)	1.13	1.41	1.53

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	(0.10)	(0.16)	(0.08)
Distributions from net realized capital gains	(0.39)	(1.24)	(0.64)	(1.05)	(0.73)

Total distributions	(0.55)	(1.40)	(0.74)	(1.21)	(0.81)

Net Asset Value, End of Period	$11.05	$8.61	$14.96	$14.57	$14.37

Total Return (%)	36.93	(36.32)	7.66	9.85	12.15
Ratio of expenses to average net assets before fee waivers (%) (b)	0.49	0.48	0.47	0.49	0.49
Ratio of expenses to average net assets net of fee waivers (%)	0.49	0.47	0.46	0.48	0.49
Ratio of net investment income to average net assets (%)	1.45	1.36	1.18	1.12	1.03
Portfolio turnover rate (%)	21	33	37	34	33
Net assets, end of period (in millions)	$44.75	$37.99	$69.90	$70.16	$66.71

	Class G
	Period ended December 31, 2009(c)

Net Asset Value, Beginning of Period	$8.19

Income (Loss) From Investment Operations
Net investment income	0.09	(a)
Net realized and unrealized gain on investments	2.69

Total from investment operations	2.78

Net Asset Value, End of Period	$10.97

Total Return (%)	33.94	(d)
Ratio of expenses to average net assets before fee waivers (%) (b)	0.64	(e)
Ratio of expenses to average net assets net of fee waivers (%)	0.64	(e)
Ratio of net investment income to average net assets (%)	1.35	(e)
Portfolio turnover rate (%)	21
Net assets, end of period (in millions)	$8.39

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2009 were $959,896.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2009 were $88,310.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Directors deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$92,414,837	$0	$77,785,989

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit- risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2009, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2009, the unrealized appreciation on open equity index futures contracts was $332,320. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $3,218,891 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized appreciation was $(272,345) which is shown under Net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$6,458,457	$9,455,092	$15,131,693	$39,906,398	$—	$—	$21,590,150	$49,361,490

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$4,961,151	$194,774	$(17,083,365)	$—	$(11,927,440)

As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Mid Cap Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Mid Cap Stock Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-23

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-24

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-25

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

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Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A and B shares of the MetLife Moderate Allocation Portfolio returned 26.84% and 26.53% respectively compared to the 23.79% return of its primary index, the Dow Jones Moderate Index1. This index was changed because the portfolio manager feels it is a better representation of the wide assortment of the asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3 returned 29.42% and 8.60% respectively.

MARKET ENVIRONMENT/CONDITIONS

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate reached 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. To combat this economic crisis, the US government applied a two-prong approach: the Federal Reserve kept the Fed Funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index4 returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the 5-Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the 30-Yr Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital U.S. Corporate High Yield Index5 returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index6, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index7, returned 31.8% during 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 40% to fixed income and 60% to equities. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While the broad asset allocation goal did not change, several small adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, with a 60% goal for common stocks, the underlying equity portfolios were the biggest contributor to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities, the strong performance of several of the underlying fixed income portfolios was most responsible for the good relative performance of the MetLife Moderate Allocation Portfolio during 2009.

The Davis Venture Value Portfolio, the T. Rowe Price Large Cap Growth Portfolio, and the Jennison Large Cap Growth Portfolio were the large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. They owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Both T. Rowe Price and Jennison were helped by their growth style, an overweight in the strong performing Information Technology sector, and good stock selection. They both held 2009’s strong performing new economy stocks Amazon.com, Google, and Apple; T. Rowe also benefited from holding integrated circuit maker Marvell Technology; while Jennison’s performance was helped by holding the Canadian company that make the popular Blackberry handheld device, Research in Motion. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

and business service providers Experian and Adecco. Explicit exposure to the non-core asset classes (emerging market equities, small international stocks, and global natural resources) also boosted relative performance.

While all of the underlying equity portfolios were positive for the year, two large cap value portfolios had weak relative performance. The BlackRock Large Cap Value and the MFS Value Portfolio detracted from relative performance. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector where they favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position (approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

While the Portfolio’s target allocation for high-yield bonds was only 5%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield Portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

Asset Allocation Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	20.1
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	6.2
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	6.1
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	6.1
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	6.0
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.2
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	5.2
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	5.1
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	3.9
Met Investors Series Trust—Met/Templeton International Bond Portfolio, (Class A)	3.9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[8]
MetLife Moderate Allocation Portfolio
Class A	26.84	—	—	3.17
Class B	26.53	—	—	2.91
Dow Jones Moderate Index[1]	23.79	—	—	4.72
Wilshire 5000 Stock Index[2]	29.42	—	—	2.20
Barclays Capital U.S. Universal Bond Index[3]	8.60	—	—	5.23

1 The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

6 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

8 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 To December 31, 2009

Class A(a)(b)	Actual	0.75%	$1,000.00	$1,180.10	$4.12
	Hypothetical	0.75%	$1,000.00	$1,021.38	$3.82

Class B(a)(b)	Actual	1.00%	$1,000.00	$1,179.40	$5.49
	Hypothetical	1.00%	$1,000.00	$1,020.11	$5.09

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Artio International Stock Portfolio, (Class A) (a)	6,841,804	$64,655,048
BlackRock Bond Income Portfolio, (Class A) (a)	879,207	91,578,156
BlackRock High Yield Portfolio, (Class A) (b)	3,998,385	32,067,047
BlackRock Large Cap Value Portfolio, (Class A) (a)	20,845,478	197,198,223
Clarion Global Real Estate Portfolio, (Class A) (b)	3,417,427	32,738,949
Davis Venture Value Portfolio, (Class A) (a)	7,056,886	198,792,485
Dreman Small Cap Value Portfolio, (Class A) (b)	5,321,745	66,628,252
Harris Oakmark International Portfolio, (Class A) (b)	8,118,350	97,826,113
Jennison Growth Portfolio, (Class A) (a)	15,317,614	167,115,169
Lazard Mid-Cap Portfolio, (Class A) (b)	3,519,078	32,938,575
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	5,204,119	63,698,411
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	5,941,408	66,662,596
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	682,345	101,082,534
Met/Dimensional International Small Company Portfolio, (Class A) (a)	4,313,789	62,722,497
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	23,854,663	193,461,314
Met/Templeton International Bond Portfolio, (Class A) (b)	11,388,228	125,498,275
MFS Emerging Markets Equity Portfolio, (Class A) (b)	3,486,667	33,123,332
MFS Research International Portfolio, (Class A) (b)	6,848,075	64,234,944

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Value Portfolio, (Class A) (a)	17,557,717	$196,646,429
PIMCO Inflation Protected Bond Portfolio, (Class A) (b)	2,760,217	30,831,629
PIMCO Total Return Portfolio, (Class A) (b)	53,848,624	647,260,455
Pioneer Fund Portfolio, (Class A) (b)	13,433,462	164,962,915
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	13,063,418	168,387,463
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	8,696,467	67,223,687
Van Eck Global Natural Resources Portfolio, (Class A) (a)	4,467,834	67,240,906
Western Asset Management Strategic Bond Opportunities Portfolio, (Class A) (a)	10,204,842	124,397,027
Western Asset Management U.S. Government Portfolio, (Class A) (a)	5,150,901	61,089,680

Total Mutual Funds (Identified Cost $3,071,857,667)		3,220,062,111

Total Investments—100.0% (Identified Cost $3,071,857,667) (c)		3,220,062,111
Liabilities in excess of other assets		(831,813)

Net Assets—100.0%		$3,219,230,298

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $3,156,943,262 and the composition of unrealized appreciation and depreciation of investment securities was $149,741,079 and $(86,622,230), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,220,062,111	$—	$—	$3,220,062,111
Total Investments	$3,220,062,111	$—	$—	$3,220,062,111

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Affiliated investments at value (a)		$3,220,062,111
Receivable for:
Fund shares sold		2,703,105

Total Assets		3,222,765,216
Liabilities
Payable for:
Securities purchased	$2,364,057
Fund shares redeemed	339,048
Due to custodian bank	1
Accrued expenses:
Management fees	166,038
Distribution and service fees	631,172
Deferred directors’ fees	4,075
Other expenses	30,527

Total Liabilities		3,534,918

Net Assets		$3,219,230,298

Net assets consists of:
Paid in surplus		$3,447,626,063
Undistributed net investment income		90,873,242
Accumulated net realized losses		(467,473,451)
Unrealized appreciation on investments		148,204,444

Net Assets		$3,219,230,298

Net Assets
Class A		$188,751,886
Class B		3,030,478,412
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		18,715,037
Class B (400,000,000)		301,337,321
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.09
Class B		10.06

(a)	Identified cost of investments was $3,071,857,667.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios		$85,835,419

Expenses
Management fees	$1,624,800
Distribution and service fees—Class B	5,862,633
Directors’ fees and expenses	4,450
Custodian and accounting	25,617
Audit and tax services	22,218
Legal	58,128
Miscellaneous	12,850

Total expenses		7,610,696

Net Investment Income		78,224,723

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(449,750,215)
Capital gains distributions from Underlying Portfolios	30,881,282	(418,868,933)

Net change in unrealized appreciation on:
Investments		961,295,299

Net realized and unrealized gain		542,426,366

Net Increase in Net Assets From Operations		$620,651,089

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$78,224,723	$48,417,939
Net realized gain (loss)	(418,868,933)	23,915,990
Net change in unrealized appreciation (depreciation)	961,295,299	(840,802,629)

Increase (decrease) in net assets from operations	620,651,089	(768,468,700)

From Distributions to Shareholders
Net investment income
Class A	(4,814,360)	(1,707,777)
Class B	(65,457,876)	(16,837,058)

	(70,272,236)	(18,544,835)

Net realized gain
Class A	(2,318,025)	(2,079,033)
Class B	(34,540,503)	(27,731,626)

	(36,858,528)	(29,810,659)

Total distributions	(107,130,764)	(48,355,494)

Increase in net assets from capital share transactions	653,205,063	569,780,663

Total increase (decrease) in net assets	1,166,725,388	(247,043,531)

Net Assets
Beginning of the period	2,052,504,910	2,299,548,441

End of the period	$3,219,230,298	$2,052,504,910

Undistributed Net Investment Income
End of the period	$90,873,242	$69,743,832

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	4,419,204	$38,804,658	5,929,445	$60,103,528
Reinvestments	907,428	7,132,385	332,468	3,786,810
Redemptions	(2,748,943)	(23,627,556)	(4,450,258)	(45,069,747)

Net increase	2,577,689	$22,309,487	1,811,655	$18,820,591

Class B
Sales	75,812,027	$671,357,578	67,701,797	$711,917,005
Reinvestments	12,738,647	99,998,379	3,919,849	44,568,684
Redemptions	(16,303,578)	(140,460,381)	(20,422,997)	(205,525,617)

Net increase	72,247,096	$630,895,576	51,198,649	$550,960,072

Increase derived from capital share transactions		$653,205,063		$569,780,663

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$8.40	$12.00	$11.52		$10.82	$10.00

Income (Loss) From Investment Operations
Net investment income	0.30 (b)	0.25 (b)	0.17	(b)	0.24	0.04
Net realized and unrealized gain (loss) on investments	1.83	(3.59)	0.36		1.04	0.83

Total from Investment Operations	2.13	(3.34)	0.53		1.28	0.87

Less Distributions
Distributions from net investment income	(0.30)	(0.12)	(0.03)		(0.24)	(0.05)
Distributions from net realized capital gains	(0.14)	(0.14)	(0.02)		(0.34)	0.00

Total Distributions	(0.44)	(0.26)	(0.05)		(0.58)	(0.05)

Net Asset Value, End of Period	$10.09	$8.40	$12.00		$11.52	$10.82

Total Return (%)	26.84	(28.43)	4.55		12.18	8.66	(c)
Ratio of expenses to average net assets before fee waivers (%) (d)(f)	0.07	0.07	0.09		0.11	0.29	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.07	0.07	0.09		0.10	0.10	(e)
Ratio of net investment income to average net assets (%) (g)	3.44	2.38	1.44		1.67	1.57	(e)
Portfolio turnover rate (%)	32	24	14		19	1	(e)
Net assets, end of period (in millions)	$188.75	$135.50	$171.93		$90.13	$21.25

	Class B
	Year ended December 31,
	2009	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$8.37	$11.96	$11.48		$10.81	$10.00

Income (Loss) From Investment Operations
Net investment income	0.27 (b)	0.21 (b)	0.12	(b)	0.22	0.04
Net realized and unrealized gain (loss) on investments	1.83	(3.57)	0.38		1.02	0.81

Total from Investment Operations	2.10	(3.36)	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.27)	(0.09)	(0.00	) (h)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.14)	(0.14)	(0.02)		(0.34)	0.00

Total Distributions	(0.41)	(0.23)	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$10.06	$8.37	$11.96		$11.48	$10.81

Total Return (%)	26.53	(28.63)	4.35		11.84	8.50	(c)
Ratio of expenses to average net assets before fee waivers (%) (d)(f)	0.32	0.32	0.34		0.36	0.54	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.32	0.32	0.34		0.35	0.35	(e)
Ratio of net investment income to average net assets (%) (g)	3.11	2.08	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	32	24	14		19	1	(e)
Net assets, end of period (in millions)	$3,030.48	$1,917.00	$2,127.61		$650.79	$101.02

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Asset Allocation Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Underlying Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,624,800	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy is subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $1,466,348,425 and $810,863,814, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2008	Shares Purchased During Period	Shares Sold During Period	Ending Shares as of 12/31/2009
Artio International Stock	10,821,987	2,315,991	6,296,174	6,841,804
BlackRock Bond Income	0	879,425	218	879,207
BlackRock High Yield	3,300,112	1,031,674	333,401	3,998,385
BlackRock Large Cap Value	14,545,906	6,359,197	59,625	20,845,478
Clarion Global Real Estate	2,751,332	1,169,017	502,922	3,417,427
Davis Venture Value	6,454,444	2,104,376	1,501,934	7,056,886
Dreman Small Cap Value	6,531,052	1,341,792	2,551,099	5,321,745
Harris Oakmark International	7,430,284	2,897,449	2,209,383	8,118,350
Jennison Growth	10,320,648	5,291,820	294,854	15,317,614
Lazard Mid Cap	8,796,587	1,390,378	6,667,887	3,519,078
Lord Abbett Bond Debenture	4,165,267	1,394,206	355,354	5,204,119
Met/AIM Small Cap Growth	4,885,359	1,450,748	394,699	5,941,408
Met/Artisan Mid Cap Value	0	682,513	168	682,345
Met/Dimensional International Small Co.	3,957,683	1,208,831	852,725	4,313,789
Met/Franklin Mutual Shares	0	24,168,249	313,586	23,854,663
Met/Templeton International Bond	0	11,391,057	2,829	11,388,228
MFS Emerging Markets Equity	0	3,936,342	449,675	3,486,667
MFS Research International	9,145,240	1,970,508	4,267,673	6,848,075
MFS Value	4,519,203	13,059,605	21,091	17,557,717
PIMCO Inflation Protected	2,053,173	825,776	118,732	2,760,217
PIMCO Total Return	37,601,754	18,455,159	2,208,289	53,848,624
Pioneer Fund	0	13,436,787	3,325	13,433,462
T. Rowe Price Large Cap Growth	8,883,274	4,340,745	160,601	13,063,418
T. Rowe Price Mid Cap Growth	0	8,698,590	2,123	8,696,467
Van Eck Global Natural Resources	1,981,360	2,731,234	244,760	4,467,834
Western Asset Management Strategic Bond Opportunities	19,671,763	5,113,972	14,580,893	10,204,842
Western Asset Management U.S. Government	3,326,178	1,841,734	17,011	5,150,901

Underlying Portfolio (Class A)	Realized Gain/ (Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Artio International Stock	$(53,745,588)	$0	$675,230	$64,655,048
BlackRock Bond Income	1,650	0	0	91,578,156
BlackRock High Yield	(504,087)	0	1,379,565	32,067,047
BlackRock Large Cap Core	(34,694,841)	0	1,065,564	0
BlackRock Large Cap Value	(398,108)	0	2,070,293	197,198,223
Clarion Global Real Estate	(4,496,776)	0	880,066	32,738,949
Davis Venture Value	(16,155,105)	0	2,699,672	198,792,485
Dreman Small Cap Value	(10,095,695)	0	654,045	66,628,252
FI Mid Cap Opportunities	(29,700,337)	0	703,971	0
Harris Oakmark International	(17,466,322)	0	6,808,684	97,826,113
Jennison Growth	(925,368)	0	184,035	167,115,169
Lazard Mid Cap	(37,121,089)	0	993,698	32,938,575

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Underlying Portfolio (Class A)	Realized Gain/ (Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Legg Mason Value Equity	$(57,941,667)	$0	$1,378,757	$0
Lord Abbett Bond Debenture	(744,389)	0	3,602,909	63,698,411
Met/AIM Small Cap Growth	(2,121,856)	0	0	66,662,596
Met/Artisan Mid Cap Value	3,488	0	0	101,082,534
Met/Dimensional International Small Company	2,256,397	0	0	62,722,497
Met/Franklin Mutual Shares	429,247	0	0	193,461,314
Met/Templeton International Bond	2,049	0	0	125,498,275
MetLife Stock Index	(61,723,974)	2,387,717	3,193,762	0
MFS Emerging Markets Equity	896,073	0	0	33,123,332
MFS Research International	(23,506,240)	0	2,560,018	64,234,944
MFS Value	(103,457)	0	0	196,646,429
Neuberger Berman Mid Cap Value	(35,850,473)	23,739	1,192,894	0
PIMCO Inflation Protected	(17,182)	0	862,607	30,831,629
PIMCO Total Return	(633,399)	20,200,869	35,630,192	647,260,455
Pioneer Fund	6,140	0	0	164,962,915
Russell 2000 Index	(24,305,028)	1,320,515	969,753	0
T. Rowe Price Large Cap Growth	(716,829)	0	626,659	168,387,463
T. Rowe Price Mid Cap Growth	2,710	0	0	67,223,687
Van Eck Global Natural Resources	715,062	0	27,554	67,240,906
Western Asset Management Strategic Bond Opportunities	(41,085,430)	6,948,442	15,743,184	124,397,027
Western Asset Management U.S. Government	(9,791)	0	1,932,307	61,089,680

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$70,571,746	$23,229,367	$36,559,018	$25,126,127	$—	$—	$107,130,764	$48,355,494

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$90,877,317	$—	$63,118,849	$(382,387,856)	$(228,391,690)

As of December 31, 2009, the Asset Allocation Portfolio had $382,387,856 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

7.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years,

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A and B shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 29.43% and 29.09% respectively compared to the 31.31% return of its primary index, the Dow Jones Moderately Aggressive Index1. This index was changed because the portfolio manager feels it is a better representation of the wide assortment of asset classes in which the Portfolio may invest. The old benchmarks, the Wilshire 5000 Stock Index2 and the Barclays Capital U.S. Universal Bond Index3 returned 29.42% and 8.60% respectively.

MARKET ENVIRONMENT/CONDITIONS

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate reached 10% in October and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. In response to this economic crisis, the U.S. government used a two-prong approach: the Federal Reserve kept the Fed Funds target rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

The Barclays Capital U.S. Aggregate Bond Index4 returned 5.9% during 2009. Overall, the yield curve shifted slightly higher and steepened during 2009 as the yield on the Five Year Treasury Bond rose 1.1% from 1.6% to 2.7% and the yield on the Thirty Yield Treasury Bond rose 2.0% from 2.6% to 4.6%. More importantly though was the significant tightening of the yield spread between “safe” treasury securities and “risky” corporate and other credit based securities. In this environment, corporate and other spread sector bonds significantly outperformed treasury securities. This produced an enormous recovery in below investment grade bonds: the Barclays Capital U.S. Corporate High Yield Index5 returned over 58% in 2009 after falling 26% in 2008.

Stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index6, its best calendar year return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for all full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index7, returned 31.8% during 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

The MetLife Moderate to Aggressive Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes. The Adviser uses holdings based analysis to achieve its objectives by investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. The Portfolio has a broad asset allocation goal of 20% to fixed income and 80% to equities. In addition to this broad asset allocation goal, the Portfolio has goals for the sub-asset classes that make up the broad asset category; for example, equities will be broken down by capitalization and region. To attain these goals, the adviser establishes target percentages among the various underling portfolios. While the broad asset allocation goal did not change, several small adjustments to the goals of the sub-asset classes and the underlying portfolio targets were made during the year. This included the addition of a dedicated foreign bond portfolio, the Met/Templeton International Bond Portfolio, to enhance diversification.

In contrast to 2008 when risk was shunned, investors were rewarded for taking on risk during 2009: stocks generally outperformed bonds, while bond issues with lower credit quality ratings outperformed bonds with higher credit quality ratings, growth stocks outperformed value stocks, foreign stocks outperformed domestic stocks, and emerging market country stocks outperformed developed country stocks. Thus, with a 80% goal for common stocks, the underlying equity portfolios were by far the biggest contributor to the Portfolio’s absolute performance. Within its fixed income segment, the Portfolio held a higher overall percentage in credit based bonds (including high yield) than was held in a broad bond market index, such as the Barclays Capital Aggregate Index. Since corporate and other credit bonds significantly outperformed treasury securities, the strong performance of several of the underlying fixed income portfolios, despite making up only 20% of the Portfolio, added to the good relative performance of the MetLife Moderate to Aggressive Allocation Portfolio during 2009.

The Davis Venture Value Portfolio, the T. Rowe Price Large Cap Growth Portfolio, and the Jennison Large Cap Growth Portfolio were the large cap domestic equity portfolios that added the most to performance during the 2009 year. Davis, despite its modest value tilt and an underweight to the strong performing Information Technology sector, was helped primarily by very good stock selection, especially in the Financial Services sector. They owned American Express (up over 126% for the year) and avoided Citigroup (down 50% for the year). Both T. Rowe Price and Jennison were helped by their growth style, an overweight in the strong performing Information Technology sector, and good stock selection. They both held strong performing new economy stocks of Amazon.com, Google, and Apple; T. Rowe also benefited from holding integrated circuit maker Marvell Technology; while Jennison’s performance was helped by holding the Canadian company that make the popular Blackberry handheld device, Research in Motion. Within foreign equities, the Harris Oakmark International Portfolio’s good relative performance

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

was due primarily to very strong stock selection with notable contributions from Swedish lock manufacturer Assa Abloy AB and business service providers Experian and Adecco. Explicit exposure to the non-core asset classes (emerging market equities, small international stocks, and global natural resources) also boosted relative performance.

While all of the underlying equity portfolios were positive for the year, two large cap value portfolios had weak relative performance. The BlackRock Large Cap Value and the MFS Value Portfolio detracted from relative performance. BlackRock was hurt the most by weak overall stock selection in the Financial Services sector where they favored higher-quality property & casualty insurers over the financially weaker banks that experienced a more significant stock price rebound from the post credit crisis lows reached in early March. As would be expected from a value oriented fund with a high quality focus, MFS was hurt mostly by its underweight position in the strong performing Information Technology sector. The Artio International Stock Portfolio also hurt relative performance. Its high cash position

(approximately 10%) during a strong market rally and its low exposure to the foreign financial services stocks that bounced back strongly in the middle of the year were key reasons for Artio’s underperformance.

While the Portfolio’s target allocation for high-yield bonds was only 3%, this exposure—especially through those underlying portfolios that focus on high yield (the Lord Abbett Bond Debenture and BlackRock High Yield Portfolios)—helped both absolute and relative performance during 2009. However, the PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was the largest single contributor to relative return. PIMCO’s performance was helped by an overweight in spread sectors: including mortgage-backed securities (which were helped by the Federal Reserve’s mortgage purchase program) and corporate bonds (which benefited from narrowing spreads).

Asset Allocation Committee

MetLife Advisers, LLC

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings
% of Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	11.3
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	9.1
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.2
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	7.2
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	7.1
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	6.0
Met Investors Series Trust—Met/Franklin Mutual Shares Portfolio, (Class A)	5.9
Met Investors Series Trust—Pioneer Fund Portfolio, (Class A)	5.1
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.0
Metropolitan Series Fund, Inc.—Artio International Stock Portfolio, (Class A)	4.0

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX, THE WILSHIRE 5000 STOCK INDEX & THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[8]
MetLife Moderate to Aggressive Allocation Portfolio
Class A	29.43	—	—	2.34
Class B	29.09	—	—	2.08
Dow Jones Moderately Aggressive Index[1]	31.31	—	—	4.87
Wilshire 5000 Stock Index[2]	29.42	—	—	2.20
Barclays Capital U.S. Universal Bond Index[3]	8.60	—	—	5.23

1 The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data.

3 The Barclays Capital U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

4 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed rate, non-investment grade debt.

6 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

8 Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate to Aggressive Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid during Period* July 1, 2009 to December 31, 2009

Class A(a)(b)	Actual	0.79%	$1,000.00	$1,209.90	$4.40
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

Class B(a)(b)	Actual	1.04%	$1,000.00	$1,207.70	$5.79
	Hypothetical	1.04%	$1,000.00	$1,019.90	$5.29

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies— 100.0%
Artio International Stock Portfolio, (Class A) (a)	11,202,304	$105,861,777
BlackRock High Yield Portfolio, (Class A) (b)	3,269,367	26,220,324
BlackRock Large Cap Value Portfolio, (Class A) (a)	25,606,087	242,233,584
Clarion Global Real Estate Portfolio, (Class A) (b)	5,594,272	53,593,122
Davis Venture Value Portfolio, (Class A) (a)	6,742,332	189,931,499
Dreman Small Cap Value Portfolio, (Class A) (b)	6,536,683	81,839,266
FI Mid Cap Opportunities Portfolio, (Class A) (a)	2,239,039	27,741,698
Harris Oakmark International Portfolio, (Class A) (b)	8,861,503	106,781,114
Janus Forty Portfolio, (Class A) (b)	834,346	54,032,216
Jennison Growth Portfolio, (Class A) (a)	17,563,869	191,621,813
Lazard Mid-Cap Portfolio, (Class A) (b)	5,762,332	53,935,425
Lord Abbett Bond Debenture Portfolio, (Class A) (b)	4,255,705	52,089,833
Met/AIM Small Cap Growth Portfolio, (Class A) (b)	7,296,469	81,866,381
Met/Artisan Mid Cap Value Portfolio, (Class A) (a)	559,003	82,810,775
Met/ Dimensional International Small Company Portfolio, (Class A) (a)	3,528,144	51,299,214
Met/Franklin Mutual Shares Portfolio, (Class A) (b)	19,518,711	158,296,743
Met/ Templeton International Bond Portfolio, (Class A) (b)	6,982,885	76,951,389

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
MFS Emerging Markets Equity Portfolio, (Class A) (b)	5,710,337	$54,248,198
MFS Research International Portfolio, (Class A) (b)	8,408,450	78,871,264
MFS Value Portfolio, (Class A) (a)	14,374,827	160,998,058
PIMCO Total Return Portfolio, (Class A) (b)	25,149,179	302,293,131
Pioneer Fund Portfolio, (Class A) (b)	11,001,320	135,096,207
T. Rowe Price Large Cap Growth Portfolio, (Class A) (a)	14,983,252	193,134,115
T.Rowe Price Mid Cap Growth Portfolio, (Class A) (b)	7,123,921	55,067,913
Van Eck Global Natural Resources Portfolio, (Class A) (a)	3,661,436	55,104,612

Total Mutual Funds (Identified Cost $2,641,268,431)		2,671,919,671

Total Investments— 100.0% (Identified Cost $2,641,268,431) (c)		2,671,919,671
Liabilities in excess of other assets		(697,566)

Net Assets— 100.0%		$2,671,222,105

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $2,726,231,025 and the composition of unrealized appreciation and depreciation of investment securities was $101,474,588 and $(155,785,942), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,671,919,671	$—	$—	$2,671,919,671
Total Investments	$2,671,919,671	$—	$—	$2,671,919,671

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Affiliated investments at value (a)		$2,671,919,671
Cash		1
Receivable for:
Fund shares sold		902,364

Total Assets		2,672,822,036
Liabilities
Payable for:
Securities purchased	$335,899
Fund shares redeemed	566,465
Accrued expenses:
Management fees	144,272
Distribution and service fees	519,788
Deferred directors’ fees	4,075
Other expenses	29,432

Total Liabilities		1,599,931

Net Assets		$2,671,222,105

Net assets consists of:
Paid in surplus		$3,099,170,909
Undistributed net investment income		57,295,268
Accumulated net realized losses		(515,895,312)
Unrealized appreciation on investments		30,651,240

Net Assets		$2,671,222,105

Net Assets
Class A		$201,925,116
Class B		2,469,296,989
Capital Shares (Authorized) Outstanding
Class A (30,000,000)		20,731,177
Class B (360,000,000)		254,191,876
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.74
Class B		9.71

(a)	Identified cost of investments was $2,641,268,431.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios		$58,491,479

Expenses
Management fees	$1,485,745
Distribution and service fees—Class B	5,155,667
Directors’ fees and expenses	4,450
Custodian and accounting	25,616
Audit and tax services	22,218
Legal	51,672
Miscellaneous	12,749

Total expenses		6,758,117

Net Investment Income		51,733,362

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(484,612,498)
Capital gains distributions from Underlying Portfolios	16,535,468	(468,077,030)

Net change in unrealized appreciation on:
Investments		1,022,823,980

Net realized and unrealized gain		554,746,950

Net Increase in Net Assets From Operations		$606,480,312

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$51,733,362	$34,649,547
Net realized gain (loss)	(468,077,030)	10,693,685
Net change in unrealized appreciation (depreciation)	1,022,823,980	(1,003,599,617)

Increase (decrease) in net assets from operations	606,480,312	(958,256,385)

From Distributions to Shareholders
Net investment income
Class A	(4,333,800)	(1,296,462)
Class B	(51,926,380)	(12,759,068)

	(56,260,180)	(14,055,530)

Net realized gain
Class A	(2,122,677)	(2,401,866)
Class B	(28,452,811)	(35,087,438)

	(30,575,488)	(37,489,304)

Total distributions	(86,835,668)	(51,544,834)

Increase in net assets from capital share transactions	247,153,018	542,314,998

Total increase (decrease) in net assets	766,797,662	(467,486,221)

Net Assets
Beginning of the period	1,904,424,443	2,371,910,664

End of the period	$2,671,222,105	$1,904,424,443

Undistributed Net Investment Income
End of the period	$57,295,268	$55,726,368

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	5,791,463	$47,429,002	7,549,900	$77,286,058
Reinvestments	880,829	6,456,477	318,273	3,698,328
Redemptions	(2,600,881)	(21,102,220)	(3,710,386)	(36,665,404)

Net increase	4,071,411	$32,783,259	4,157,787	$44,318,982

Class B
Sales	37,344,380	$295,128,549	62,262,399	$656,017,314
Reinvestments	10,980,764	80,379,191	4,124,699	47,846,506
Redemptions	(19,338,479)	(161,137,981)	(20,147,452)	(205,867,804)

Net increase	28,986,665	$214,369,759	46,239,646	$497,996,016

Increase derived from capital share transactions		$247,153,018		$542,314,998

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$7.90	$12.43	$11.98		$11.05	$10.00

Income (Loss) From Investment Operations
Net investment income	0.21 (b)	0.17 (b)	0.12	(b)	0.17	0.04
Net realized and unrealized gain (loss) on investments	2.00	(4.43)	0.38		1.39	1.05

Total from investment operations	2.21	(4.26)	0.50		1.56	1.09

Less Distributions
Distributions from net investment income	(0.25)	(0.09)	(0.03)		(0.18)	(0.04)
Distributions from net realized capital gains	(0.12)	(0.18)	(0.02)		(0.45)	0.00

Total distributions	(0.37)	(0.27)	(0.05)		(0.63)	(0.04)

Net Asset Value, End of Period	$9.74	$7.90	$12.43		$11.98	$11.05

Total Return (%)	29.43	(34.96)	4.12		14.55	10.94	(c)
Ratio of expenses to average net assets before fee waivers (%) (d) (f)	0.07	0.07	0.09		0.11	0.34	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.07	0.07	0.09		0.10	0.10	(e)
Ratio of net investment income to average net assets (%) (g)	2.49	1.69	0.95		1.07	1.34	(e)
Portfolio turnover rate (%)	37	26	14		23	2	(e)
Net assets, end of period (in millions)	$201.93	$131.60	$155.39		$80.73	$13.39

	Class B
	Year ended December 31,
	2009	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$7.87	$12.39	$11.94		$11.04	$10.00

Income (Loss) From Investment Operations
Net investment income	0.19 (b)	0.15 (b)	0.07	(b)	0.16	0.04
Net realized and unrealized gain (loss) on investments	1.99	(4.43)	0.40		1.36	1.05

Total from investment operations	2.18	(4.28)	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.22)	(0.06)	(0.00	)(h)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.12)	(0.18)	(0.02)		(0.45)	0.00

Total distributions	(0.34)	(0.24)	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$9.71	$7.87	$12.39		$11.94	$11.04

Total Return (%)	29.09	(35.11)	3.85		14.22	10.78	(c)
Ratio of expenses to average net assets before fee waivers (%) (d) (f)	0.32	0.32	0.34		0.36	0.59	(e)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.32	0.32	0.34		0.35	0.35	(e)
Ratio of net investment income to average net assets (%) (g)	2.32	1.51	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	37	26	14		23	2	(e)
Net assets, end of period (in millions)	$2,469.30	$1,772.82	$2,216.52		$638.88	$74.90

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 3 of the Notes to Financial Statements.
(g)	Recognition of investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Underlying Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,485,745	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy is subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 are 0.10% and 0.35% for Class A and B, respectively.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Asset Allocation Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of the shares of Underlying Portfolios by the Asset Allocation Portfolio were $1,037,304,831 and $808,511,843, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased During Period	Shares Sold During Period	Ending Shares as of 12/31/2009
Artio International Stock	10,195,661	1,936,894	930,251	11,202,304
BlackRock High Yield	0	3,415,702	146,335	3,269,367
BlackRock Large Cap Value	15,746,852	10,589,343	730,108	25,606,087
Clarion Global Real Estate	5,108,397	1,368,409	882,534	5,594,272
Davis Venture Value	8,562,912	1,567,050	3,387,630	6,742,332
Dreman Small Cap Value	6,064,886	918,359	446,562	6,536,683
FI Mid Cap Opportunities	5,694,094	597,006	4,052,061	2,239,039
Harris Oakmark International	9,158,579	2,349,644	2,646,720	8,861,503
Janus Forty	0	854,888	20,542	834,346
Jennison Growth	11,982,498	6,121,013	539,642	17,563,869
Lazard Mid Cap	8,169,972	930,605	3,338,245	5,762,332
Lord Abbett Bond Debenture	1,926,371	2,587,454	258,120	4,255,705
Met/AIM Small Cap Growth	6,804,452	1,017,048	525,031	7,296,469
Met/Artisan Mid Cap Value	0	568,420	9,417	559,003
Met/Dimensional International Small Co.	3,657,900	632,571	762,327	3,528,144
Met/Franklin Mutual Shares	0	20,113,026	594,315	19,518,711
Met/Templeton International Bond	0	7,101,804	118,919	6,982,885
MFS Emerging Markets Equity	0	6,525,134	814,797	5,710,337
MFS Research International	14,024,532	1,846,251	7,462,333	8,408,450
MFS Value	8,393,760	6,253,764	272,697	14,374,827
PIMCO Total Return	19,850,891	7,089,901	1,791,613	25,149,179
Pioneer Fund	0	11,187,792	186,472	11,001,320
T. Rowe Price Large Cap Growth	12,374,517	3,058,287	449,552	14,983,252
T. Rowe Price Mid Cap Growth	0	7,243,876	119,955	7,123,921
Van Eck Global Natural Resources	3,662,925	423,372	424,861	3,661,436

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Artio International Stock	$(6,760,579)	$0	$618,009	$105,861,777
BlackRock High Yield	189,535	0	0	26,220,324
BlackRock Large Cap Core	(59,169,942)	0	1,625,799	0
BlackRock Large Cap Value	(4,174,870)	0	2,210,992	242,233,584
Clarion Global Real Estate	(8,054,034)	0	1,611,389	53,593,122
Davis Venture Value	(42,457,675)	0	3,531,544	189,931,499
Dreman Small Cap Value	(1,403,051)	0	598,718	81,839,266
FI Mid Cap Opportunities	(42,560,576)	0	966,998	27,741,698
Harris Oakmark International	(21,356,870)	0	8,314,375	106,781,114
Janus Forty	189,209	0	0	54,032,216
Jennison Growth	(1,534,795)	0	210,719	191,621,813
Lazard Mid Cap	(19,352,120)	0	909,663	53,935,425
Legg Mason Value Equity	(96,204,981)	0	2,103,933	0
Lord Abbett Bond Debenture	(500,915)	0	1,650,175	52,089,833
Met/AIM Small Cap Growth	(2,782,945)	0	0	81,866,381

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) During Period	Capital Gains Distributions During Period	Dividend Income During Period	Ending Value as of 12/31/2009
Met/Artisan Mid Cap Value	$176,490	$0	$0	$82,810,775
Met/Dimensional International Small Co.	2,079,597	0	0	51,299,214
Met/Franklin Mutual Shares	718,886	0	0	158,296,743
Met/Templeton International Bond	70,130	0	0	76,951,389
MetLife Stock Index	(61,707,790)	2,186,036	2,923,997	0
MFS Emerging Markets Equity	1,651,062	0	0	54,248,198
MFS Research International	(41,506,916)	0	3,907,196	78,871,264
MFS Value	(876,397)	0	0	160,998,058
Neuberger Berman Mid Cap Value	(35,622,073)	21,735	1,092,201	0
PIMCO Total Return	591,903	10,573,143	18,648,876	302,293,131
Pioneer Fund	316,191	0	0	135,096,207
Russell 2000 Index	(24,082,402)	1,208,910	887,793	0
T. Rowe Price Large Cap Growth	(2,011,310)	0	860,958	193,134,115
T. Rowe Price Mid Cap Growth	135,409	0	0	55,067,913
Van Eck Global Natural Resources	960,619	0	50,455	55,104,612
Western Asset Management Strategic Bond Opportunities	(19,571,288)	2,545,644	5,767,689	0

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$56,578,870	$21,084,774	$30,256,798	$30,460,060	$—	$—	$86,835,668	$51,544,834

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$57,295,745	$—	$(54,311,354)	$(426,884,034)	$(423,899,643)

As of December 31, 2009, the Asset Allocation Portfolio had $426,884,034 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(4,045,088)

7.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate to Aggressive Allocation Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate to Aggressive Allocation Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the MetLife Stock Index Portfolio returned 26.24%, 25.92%, and 26.06%, respectively, compared to its benchmark, the Standard & Poor’s 500® Index1, which returned 26.46%. The Class D shares returned 32.04% from its inception date of April 28, 2009 to the end of the year compared to the 29.70% return of the index for the same period.

MARKET ENVIRONMENT/CONDITIONS

During the one-year period, the S&P 500® Index declined 11.0% in the first quarter before rallying 42.1% over the next three quarters. From its low on March 9th to its high on December 28th, the S&P 500 Index rallied nearly 70%. The decline in the first quarter was primarily due to increasing job losses, challenging financial market conditions, and economic data suggesting further weakness in the economy. The large positive return over the next three quarters was primarily due to expectations that the recession had ended and that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth. During the year, the Federal Open Market Committee met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. Due to mixed economic data, the Federal Reserve stated it expected to keep the Federal Funds Rate at exceptionally low levels for an extended period. In November, the unemployment rate increased to 10.2%, the highest level since August 1983, before dropping slightly to 10.0% in December. Positive economic data for the fourth quarter included improving home sales, better than expected retail sales, and a 2.2% increase in the U.S. Gross Domestic Product for the third quarter of 2009, the first increase since the second quarter of 2008.

Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

All ten sectors comprising the S&P 500® Index experienced positive returns for the year. Information Technology, the largest sector with a 15.3% beginning-of-year weight in the benchmark, was the best-performing sector, up 61.7%. The next best-performing sectors were Materials (3.0% beginning weight), up 48.6%; Consumer Discretionary (8.4% beginning weight), up 41.3%; and Industrials (11.1% beginning weight), up 20.9%. The Telecomm Services sector (3.8% beginning weight) was the worst relative-performing sector, up 8.9%.

The stocks with the largest positive impact on the benchmark return for the year were Apple, up 147.1%; Google, up 101.5%; and Microsoft, up 60.5%. The stocks with the largest negative impact were Citigroup, down 50.5%; Exxon Mobil, down 12.6%; and Wells Fargo & Company, down 6.1%. There were 26 additions and 26 deletions to the benchmark in 2009.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
MetLife Stock Index Portfolio
Class A	26.24	0.19	–1.21	—
Class B	25.92	–0.06	—	–0.19
Class D	—	—	—	32.04
Class E	26.06	0.04	—	0.04
S&P 500 Index[1]	26.46	0.42	–0.95	—

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception dates of the Class A, Class B, Class D and Class E shares are: 5/1/90, 1/2/01, 4/28/09 and 5/1/01, respectively. The since inception return shown for Class D is not computed on an annualized basis.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.2
Microsoft Corp.	2.3
Apple, Inc.	1.9
Johnson & Johnson	1.8
Procter & Gamble Co.	1.8
International Business Machines Corp.	1.7
AT&T, Inc.	1.7
JPMorgan Chase & Co.	1.6
General Electric Co.	1.6
Chevron Corp.	1.5

Top Sectors

% of Net Assets
Information Technology	19.7
Financials	14.2
Health Care	12.5
Consumer Staples	11.2
Energy	11.2
Industrials	10.1
Consumer Discretionary	9.6
Utilities	3.8
Materials	3.6
Telecommunication Services	3.1

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.26%	$1,000.00	$1,224.30	$1.46
	Hypothetical	0.26%	$1,000.00	$1,023.88	$1.33

Class B(a)	Actual	0.51%	$1,000.00	$1,222.40	$2.86
	Hypothetical	0.51%	$1,000.00	$1,022.61	$2.60

Class D(a)	Actual	0.36%	$1,000.00	$1,223.20	$2.02
	Hypothetical	0.36%	$1,000.00	$1,023.37	$1.84

Class E(a)	Actual	0.41%	$1,000.00	$1,223.30	$2.30
	Hypothetical	0.41%	$1,000.00	$1,023.12	$2.09

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Boeing Co.	343,155	$18,574,980
General Dynamics Corp.	182,205	12,420,915
Goodrich Corp.	58,731	3,773,467
Honeywell International, Inc.	360,367	14,126,386
ITT Corp.	86,285	4,291,816
L-3 Communications Holdings, Inc.	54,891	4,772,773
Lockheed Martin Corp.	151,061	11,382,446
Northrop Grumman Corp.	148,178	8,275,741
Precision Castparts Corp.	66,461	7,333,971
Raytheon Co.	180,984	9,324,296
Rockwell Collins, Inc.	74,258	4,110,923
United Technologies Corp.	442,777	30,733,152

		129,120,866

Air Freight & Logistics—1.0%
C. H. Robinson Worldwide, Inc.	79,220	4,652,591
Expeditors International of Washington, Inc.	100,146	3,478,070
FedEx Corp.	147,595	12,316,803
United Parcel Service, Inc. (Class B)	468,878	26,899,531

		47,346,995

Airlines—0.1%
Southwest Airlines Co.	350,400	4,005,072

Auto Components—0.2%
Johnson Controls, Inc.	316,935	8,633,310
The Goodyear Tire & Rubber Co. (a)	114,363	1,612,518

		10,245,828

Automobiles—0.4%
Ford Motor Co. (a)	1,561,864	15,618,640
Harley-Davidson, Inc. (b)	110,721	2,790,169

		18,408,809

Beverages—2.6%
Brown-Forman Corp. (Class B) (b)	51,889	2,779,694
Coca-Cola Enterprises, Inc.	150,091	3,181,929
Constellation Brands, Inc. (a)	94,182	1,500,319
Dr. Pepper Snapple Group, Inc.	119,989	3,395,689
Molson Coors Brewing Co.	74,277	3,354,349
Pepsi Bottling Group, Inc.	68,031	2,551,162
PepsiCo, Inc.	736,961	44,807,229
The Coca-Cola Co.	1,094,349	62,377,893

		123,948,264

Biotechnology—1.5%
Amgen, Inc. (a)	478,009	27,040,969
Biogen Idec, Inc. (a)	136,582	7,307,137
Celgene Corp. (a)	217,059	12,085,845
Cephalon, Inc. (a)	35,260	2,200,577
Genzyme Corp. (a)	125,334	6,142,619
Gilead Sciences, Inc. (a)	425,013	18,394,563

		73,171,710

Security Description	Shares	Value*

Building Products—0.1%
Masco Corp.	169,594	$2,342,093

Capital Markets—2.7%
Ameriprise Financial, Inc.	120,432	4,675,170
E*TRADE Financial Corp. (a)	731,255	1,279,696
Federated Investors, Inc. (Class B) (b)	41,608	1,144,220
Franklin Resources, Inc.	70,375	7,414,006
Invesco, Ltd.	202,501	4,756,749
Janus Capital Group, Inc.	85,963	1,156,202
Legg Mason, Inc. (b)	76,728	2,314,117
Morgan Stanley	642,027	19,003,999
Northern Trust Corp.	114,057	5,976,587
State Street Corp.	233,618	10,171,728
T. Rowe Price Group, Inc. (b)	121,612	6,475,839
The Bank of New York Mellon Corp.	568,735	15,907,518
The Charles Schwab Corp.	450,054	8,470,016
The Goldman Sachs Group, Inc.	242,789	40,992,495

		129,738,342

Chemicals—1.9%
Air Products & Chemicals, Inc.	99,984	8,104,703
Airgas, Inc.	38,777	1,845,785
CF Industries Holdings, Inc.	22,933	2,081,858
E. I. du Pont de Nemours & Co.	426,810	14,370,693
Eastman Chemical Co. (b)	34,338	2,068,521
Ecolab, Inc.	112,192	5,001,519
FMC Corp.	34,146	1,903,981
International Flavors & Fragrances, Inc.	37,330	1,535,756
Monsanto Co.	257,417	21,043,840
PPG Industries, Inc.	78,863	4,616,640
Praxair, Inc.	144,899	11,636,839
Sigma-Aldrich Corp.	57,474	2,904,161
The Dow Chemical Co.	540,154	14,924,455

		92,038,751

Commercial Banks—2.7%
BB&T Corp.	324,745	8,238,781
Comerica, Inc.	71,372	2,110,470
Fifth Third Bancorp	375,608	3,662,178
First Horizon National Corp. (a) (b)	104,806	1,404,406
Huntington Bancshares, Inc. (b)	337,700	1,232,605
KeyCorp.	414,915	2,302,778
M&T Bank Corp. (b)	39,040	2,611,385
Marshall & Ilsley Corp.	247,800	1,350,510
PNC Financial Services Group, Inc.	217,910	11,503,469
Regions Financial Corp.	561,079	2,968,108
SunTrust Banks, Inc.	235,737	4,783,104
U.S. Bancorp	903,192	20,330,852
Wells Fargo & Co.	2,413,833	65,149,353
Zions Bancorp (b)	65,273	837,452

		128,485,451

Commercial Services & Supplies—0.5%
Avery Dennison Corp.	53,247	1,942,983
Cintas Corp.	62,087	1,617,366
Iron Mountain, Inc. (a)	85,475	1,945,411

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Pitney Bowes, Inc. (b)	97,826	$2,226,520
R.R. Donnelley & Sons Co.	96,958	2,159,255
Republic Services, Inc.	152,603	4,320,191
Stericycle, Inc. (a)	39,778	2,194,552
Waste Management, Inc. (b)	231,251	7,818,596

		24,224,874

Communications Equipment—2.6%
Cisco Systems, Inc. (a)	2,716,808	65,040,384
Harris Corp.	62,207	2,957,943
JDS Uniphase Corp. (a)	105,134	867,355
Juniper Networks, Inc. (a)	248,152	6,618,214
Motorola, Inc. (a)	1,091,403	8,469,287
QUALCOMM, Inc.	788,849	36,492,155
Tellabs, Inc. (a)	182,384	1,035,941

		121,481,279

Computers & Peripherals—5.9%
Apple, Inc. (a)	425,369	89,693,307
Dell, Inc. (a)	813,191	11,677,423
EMC Corp. (a)	963,359	16,829,882
Hewlett-Packard Co.	1,119,799	57,680,847
International Business Machines Corp.	620,384	81,208,266
Lexmark International, Inc. (Class A) (a)	36,885	958,272
NetApp, Inc. (a)	160,057	5,504,360
QLogic Corp. (a)	54,124	1,021,320
SanDisk Corp. (a)	107,780	3,124,542
Sun Microsystems, Inc. (a)	355,795	3,333,799
Teradata Corp. (a)	80,853	2,541,210
Western Digital Corp. (a)	106,443	4,699,458

		278,272,686

Construction & Engineering—0.2%
Fluor Corp.	84,532	3,807,321
Jacobs Engineering Group, Inc. (a)	58,722	2,208,535
Quanta Services, Inc. (a) (b)	99,099	2,065,223

		8,081,079

Construction Materials—0.1%
Vulcan Materials Co.	59,224	3,119,328

Consumer Finance—0.8%
American Express Co.	561,616	22,756,681
Capital One Financial Corp.	212,489	8,146,828
Discover Financial Services	256,358	3,771,026
SLM Corp. (a)	224,137	2,526,024

		37,200,559

Containers & Packaging—0.2%
Ball Corp.	44,443	2,297,703
Bemis Co., Inc.	51,099	1,515,085
Owens-Illinois, Inc. (a)	79,583	2,615,893
Pactiv Corp. (a)	62,490	1,508,509
Sealed Air Corp.	75,072	1,641,074

		9,578,264

Security Description	Shares	Value*

Distributors—0.1%
Genuine Parts Co.	75,352	$2,860,362

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (a)	60,693	3,676,782
DeVry, Inc.	29,185	1,655,665
H&R Block, Inc.	158,356	3,582,013

		8,914,460

Diversified Financial Services—4.3%
Bank of America Corp.	4,692,893	70,674,969
Citigroup, Inc.	9,209,352	30,482,955
CME Group, Inc.	31,416	10,554,205
IntercontinentalExchange, Inc. (a)	34,598	3,885,355
JPMorgan Chase & Co.	1,861,076	77,551,037
Leucadia National Corp.	89,563	2,130,704
Moody’s Corp. (b)	92,705	2,484,494
NYSE Euronext	122,791	3,106,612
The NASDAQ OMX Group, Inc. (a)	69,778	1,383,000

		202,253,331

Diversified Telecommunication Services—2.8%
AT&T, Inc.	2,786,901	78,116,835
CenturyTel, Inc.	140,514	5,088,012
Frontier Communications Corp. (b)	147,505	1,152,014
Qwest Communications International, Inc.	701,281	2,952,393
Verizon Communications, Inc.	1,341,570	44,446,214
Windstream Corp. (b)	206,265	2,266,852

		134,022,320

Electric Utilities—2.0%
Allegheny Energy, Inc.	80,080	1,880,278
American Electric Power Co., Inc.	225,586	7,848,137
Duke Energy Corp.	616,134	10,603,666
Edison International	153,873	5,351,703
Entergy Corp.	89,228	7,302,419
Exelon Corp.	311,408	15,218,509
FirstEnergy Corp.	143,966	6,687,221
FPL Group, Inc.	195,214	10,311,203
Northeast Utilities	82,867	2,137,140
Pepco Holdings, Inc.	104,653	1,763,403
Pinnacle West Capital Corp.	47,832	1,749,695
PPL Corp.	178,080	5,753,765
Progress Energy, Inc.	132,061	5,415,822
Southern Co.	377,920	12,592,294

		94,615,255

Electrical Equipment—0.5%
Emerson Electric Co.	355,221	15,132,415
First Solar, Inc. (a) (b)	22,911	3,102,149
Rockwell Automation, Inc. (b)	67,183	3,156,257
Roper Industries, Inc. (b)	43,003	2,252,067

		23,642,888

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—0.6%
Agilent Technologies, Inc. (a) (b)	162,988	$5,064,037
Amphenol Corp. (Class A)	80,994	3,740,303
Corning, Inc.	734,905	14,191,016
FLIR Systems, Inc. (a)	71,683	2,345,468
Jabil Circuit, Inc.	90,028	1,563,786
Molex, Inc. (b)	64,000	1,379,200

		28,283,810

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	146,352	5,924,329
BJ Services Co.	138,609	2,578,127
Cameron International Corp .(a)	115,431	4,825,016
Diamond Offshore Drilling, Inc. (b)	32,826	3,230,735
FMC Technologies, Inc. (a)	57,700	3,337,368
Halliburton Co.	425,959	12,817,106
Nabors Industries, Ltd. (a) (b)	133,791	2,928,685
National Oilwell Varco, Inc.	197,571	8,710,905
Rowan Cos., Inc. (a)	53,721	1,216,244
Schlumberger, Ltd.	567,092	36,912,018
Smith International, Inc.	116,846	3,174,706

		85,655,239

Food & Staples Retailing—2.7%
Costco Wholesale Corp.	205,907	12,183,517
CVS Caremark Corp.	666,165	21,457,175
Safeway, Inc.	191,932	4,086,232
SUPERVALU, Inc.	100,124	1,272,576
Sysco Corp.	279,511	7,809,538
The Kroger Co.	307,366	6,310,224
Wal-Mart Stores, Inc.	1,007,694	53,861,244
Walgreen Co.	466,999	17,148,203
Whole Foods Market, Inc. (a)	66,422	1,823,284

		125,951,993

Food Products—1.6%
Archer-Daniels-Midland Co.	303,367	9,498,421
Campbell Soup Co.	89,694	3,031,657
ConAgra Foods, Inc.	209,184	4,821,691
Dean Foods Co. (a)	85,242	1,537,766
General Mills, Inc.	154,237	10,921,522
H.J. Heinz Co.	149,071	6,374,276
Hormel Foods Corp.	32,960	1,267,312
Kellogg Co.	120,059	6,387,139
Kraft Foods, Inc. (Class A)	697,625	18,961,447
McCormick & Co., Inc. (b)	61,834	2,234,062
Sara Lee Corp.	329,320	4,011,118
The Hershey Co. (b)	78,532	2,810,660
The J. M. Smucker Co.	56,214	3,471,214
Tyson Foods, Inc. (Class A)	144,091	1,767,997

		77,096,282

Gas Utilities—0.1%
EQT Corp.	61,830	2,715,574
Nicor, Inc. (b)	21,361	899,298
Questar Corp.	82,349	3,423,248

		7,038,120

Security Description	Shares	Value*

Health Care Equipment & Supplies—2.0%
Baxter International, Inc.	284,717	$16,707,194
Becton, Dickinson & Co.	111,986	8,831,216
Boston Scientific Corp. (a)	713,339	6,420,051
C.R. Bard, Inc.	45,592	3,551,617
CareFusion Corp. (a)	83,643	2,091,911
Dentsply International, Inc. (b)	71,803	2,525,311
Hospira, Inc. (a)	76,584	3,905,784
Intuitive Surgical, Inc. (a)	18,038	5,471,286
Medtronic, Inc.	522,717	22,989,094
St. Jude Medical, Inc. (a)	157,860	5,806,091
Stryker Corp.	133,368	6,717,746
Varian Medical Systems, Inc. (a)	58,776	2,753,656
Zimmer Holdings, Inc. (a)	100,585	5,945,579

		93,716,536

Health Care Providers & Services—2.1%
Aetna, Inc.	204,731	6,489,973
AmerisourceBergen Corp.	136,055	3,546,954
Cardinal Health, Inc.	171,293	5,522,486
CIGNA Corp.	129,138	4,554,697
Coventry Health Care, Inc. (a)	69,888	1,697,579
DaVita, Inc. (a)	48,267	2,835,204
Express Scripts, Inc. (a)	129,744	11,216,369
Humana, Inc. (a)	80,208	3,520,329
Laboratory Corp. of America Holdings (a) (b)	50,156	3,753,675
McKesson Corp.	126,562	7,910,125
Medco Health Solutions, Inc. (a)	225,164	14,390,231
Patterson Cos., Inc. (a) (b)	43,957	1,229,917
Quest Diagnostics, Inc.	73,353	4,429,054
Tenet Healthcare Corp. (a)	204,503	1,102,271
UnitedHealth Group, Inc.	548,793	16,727,211
WellPoint, Inc. (a)	216,466	12,617,803

		101,543,878

Health Care Technology—0.0%
IMS Health, Inc.	86,162	1,814,572

Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (a)	206,379	6,540,150
Darden Restaurants, Inc.	65,938	2,312,446
International Game Technology	140,265	2,632,774
Marriott International, Inc. (b)	119,787	3,264,196
McDonald’s Corp.	509,674	31,824,045
Starbucks Corp. (a)	350,853	8,090,670
Starwood Hotels & Resorts Worldwide, Inc. (b)	88,320	3,229,862
Wyndham Worldwide Corp.	84,356	1,701,461
Wynn Resorts, Ltd. (a) (b)	32,564	1,896,202
Yum! Brands, Inc.	220,884	7,724,313

		69,216,119

Household Durables—0.4%
Black & Decker Corp.	28,446	1,844,154
D.R. Horton, Inc. (b)	130,524	1,418,796
Fortune Brands, Inc.	71,003	3,067,330
Harman International Industries, Inc.	32,757	1,155,667

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Leggett & Platt, Inc.	71,836	$1,465,454
Lennar Corp. (Class A)	76,190	972,946
Newell Rubbermaid, Inc.	131,151	1,968,577
Pulte Homes, Inc. (a) (b)	149,099	1,490,990
Snap-On, Inc.	27,264	1,152,177
The Stanley Works	37,981	1,956,401
Whirlpool Corp. (b)	35,080	2,829,553

		19,322,045

Household Products—2.5%
Clorox Co.	66,028	4,027,708
Colgate-Palmolive Co.	234,812	19,289,806
Kimberly-Clark Corp.	196,174	12,498,245
Procter & Gamble Co.	1,379,865	83,661,215

		119,476,974

Independent Power Producers & Energy Traders—0.2%
Constellation Energy Group, Inc.	94,880	3,336,929
The AES Corp. (a)	315,283	4,196,417

		7,533,346

Industrial Conglomerates—2.2%
3M Co.	334,352	27,640,880
General Electric Co.	5,028,556	76,082,052
Textron, Inc. (b)	128,042	2,408,470

		106,131,402

Insurance—2.4%
Aflac, Inc.	220,977	10,220,186
American International Group, Inc. (b)	63,571	1,905,859
AON Corp.	129,367	4,959,931
Assurant, Inc.	55,162	1,626,176
Cincinnati Financial Corp.	76,839	2,016,255
Genworth Financial, Inc. (Class A) (a)	230,731	2,618,797
Lincoln National Corp.	142,665	3,549,505
Loews Corp.	170,440	6,195,494
Marsh & McLennan Cos., Inc.	249,131	5,500,812
MetLife, Inc. (c)	386,695	13,669,668
Principal Financial Group, Inc.	150,629	3,621,121
Prudential Financial, Inc.	219,136	10,904,207
The Allstate Corp.	253,366	7,611,115
The Chubb Corp.	161,316	7,933,521
The Hartford Financial Services Group, Inc.	180,885	4,207,385
The Progressive Corp. (a)	318,421	5,728,394
The Travelers Cos., Inc.	258,039	12,865,825
Torchmark Corp.	39,097	1,718,313
Unum Group	156,684	3,058,472
XL Capital, Ltd. (Class A)	161,579	2,961,743

		112,872,779

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a)	157,456	21,180,981
Expedia, Inc. (a)	99,551	2,559,456
priceline.com, Inc. (a) (b)	20,757	4,535,405

		28,275,842

Security Description	Shares	Value*

Internet Software & Services—2.0%
Akamai Technologies, Inc. (a) (b)	80,891	$2,048,969
eBay, Inc. (a)	531,252	12,505,672
Google, Inc. (Class A) (a)	113,878	70,602,083
VeriSign, Inc. (a)	90,839	2,201,937
Yahoo!, Inc. (a)	562,432	9,437,609

		96,796,270

IT Services—1.6%
Affiliated Computer Services, Inc. (Class A) (a)	46,114	2,752,545
Automatic Data Processing, Inc.	238,325	10,205,076
Cognizant Technology Solutions Corp. (Class A) (a)	139,186	6,305,126
Computer Sciences Corp. (a)	71,984	4,141,239
Fidelity National Information Services, Inc.	154,803	3,628,582
Fiserv, Inc. (a)	72,682	3,523,623
MasterCard, Inc.	45,347	11,607,925
Paychex, Inc. (b)	151,898	4,654,155
SAIC, Inc.(a)	144,604	2,738,800
The Western Union Co.	326,866	6,161,424
Total System Services, Inc. (b)	93,125	1,608,269
Visa, Inc.	211,547	18,501,901

		75,828,665

Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a) (b)	126,659	534,501
Hasbro, Inc.	58,832	1,886,154
Mattel, Inc.	170,718	3,410,946

		5,831,601

Life Sciences Tools & Services—0.4%
Life Technologies Corp. (a)	84,225	4,399,072
Millipore Corp. (a)	26,264	1,900,200
PerkinElmer, Inc.	55,144	1,135,415
Thermo Fisher Scientific, Inc. (a)	192,837	9,196,397
Waters Corp. (a)	44,722	2,770,975

		19,402,059

Machinery—1.6%
Caterpillar, Inc. (b)	294,100	16,760,759
Cummins, Inc.	95,302	4,370,550
Danaher Corp.	122,887	9,241,102
Deere & Co.	199,748	10,804,369
Dover Corp.	87,927	3,658,643
Eaton Corp.	78,303	4,981,637
Flowserve Corp.	26,376	2,493,323
Illinois Tool Works, Inc.	182,157	8,741,714
PACCAR, Inc. (b)	171,676	6,226,689
Pall Corp.	55,205	1,998,421
Parker Hannifin Corp.	75,891	4,089,007

		73,366,214

Media—2.9%
CBS Corp. (Class B)	319,811	4,493,344
Comcast Corp. (Class A)	1,348,198	22,730,618
Gannett Co., Inc. (b)	111,569	1,656,800

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Media—(Continued)
Interpublic Group of Cos., Inc. (a)	229,581	$1,694,308
Meredith Corp.	17,326	534,507
News Corp. (Class A)	1,064,138	14,568,049
Omnicom Group, Inc.	146,992	5,754,737
Scripps Networks Interactive, Inc.	42,240	1,752,960
The DIRECTV Group, Inc. (a)	451,900	15,070,865
The McGraw-Hill Cos., Inc.	148,720	4,983,607
The New York Times Co. (Class A)	54,610	674,980
The Walt Disney Co.	908,425	29,296,706
The Washington Post Co. (Class B)	2,930	1,288,028
Time Warner Cable, Inc. (a)	166,446	6,889,200
Time Warner, Inc.	551,419	16,068,350
Viacom, Inc. (Class B) (a)	286,673	8,522,788

		135,979,847

Metals & Mining—1.1%
AK Steel Holding Corp.	51,650	1,102,728
Alcoa, Inc. (b)	460,175	7,418,021
Allegheny Technologies, Inc. (b)	46,319	2,073,702
Cliffs Natural Resources, Inc.	61,856	2,850,943
Freeport-McMoRan Copper & Gold, Inc. (a)	203,021	16,300,556
Newmont Mining Corp.	231,495	10,952,028
Nucor Corp.	148,679	6,935,875
Titanium Metals Corp.	39,959	500,287
United States Steel Corp. (b)	67,701	3,731,679

		51,865,819

Multi-Utilities—1.4%
Ameren Corp.	111,892	3,127,381
Centerpoint Energy, Inc.	184,362	2,675,093
CMS Energy Corp. (b)	108,437	1,698,123
Consolidated Edison, Inc.	132,522	6,020,474
Dominion Resources, Inc.	282,063	10,977,892
DTE Energy Co.	77,892	3,395,312
Integrys Energy Group, Inc. (b)	36,091	1,515,461
NiSource, Inc.	130,232	2,002,968
PG&E Corp.	175,195	7,822,457
Public Service Enterprise Group, Inc.	238,962	7,945,487
SCANA Corp.	52,337	1,972,058
Sempra Energy	116,389	6,515,456
TECO Energy, Inc.	100,957	1,637,523
Wisconsin Energy Corp.	55,214	2,751,314
Xcel Energy, Inc.	215,662	4,576,348

		64,633,347

Multiline Retail—0.8%
Big Lots, Inc. (a)	39,021	1,130,828
Family Dollar Stores, Inc.	65,551	1,824,284
J.C. Penney Co., Inc.	111,394	2,964,194
Kohl’s Corp. (a)	144,801	7,809,118
Macy’s, Inc.	198,833	3,332,441
Nordstrom, Inc.	78,065	2,933,683
Sears Holdings Corp. (a) (b)	22,924	1,913,008
Target Corp.	355,299	17,185,813

		39,093,369

Security Description	Shares	Value*

Office Electronics—0.1%
Xerox Corp. (b)	410,523	$3,473,025

Oil, Gas & Consumable Fuels—9.6%
Anadarko Petroleum Corp.	232,129	14,489,492
Apache Corp.	158,767	16,379,991
Cabot Oil & Gas Corp.	48,953	2,133,861
Chesapeake Energy Corp.	305,897	7,916,614
Chevron Corp.	947,513	72,949,026
ConocoPhillips	700,713	35,785,413
Consol Energy, Inc.	85,403	4,253,069
Denbury Resources, Inc. (a)	117,985	1,746,178
Devon Energy Corp.	209,738	15,415,743
El Paso Corp.	331,193	3,255,627
EOG Resources, Inc.	119,181	11,596,311
Exxon Mobil Corp.	2,242,029	152,883,958
Hess Corp.	137,476	8,317,298
Marathon Oil Corp.	334,298	10,436,784
Massey Energy Co. (b)	40,401	1,697,246
Murphy Oil Corp.	90,173	4,887,377
Noble Energy, Inc.	81,929	5,834,983
Occidental Petroleum Corp.	383,331	31,183,977
Peabody Energy Corp.	126,493	5,718,749
Pioneer Natural Resources Co.	54,463	2,623,483
Range Resources Corp.	74,494	3,713,526
Southwestern Energy Co. (a)	163,075	7,860,215
Spectra Energy Corp.	305,446	6,264,698
Sunoco, Inc. (b)	55,213	1,441,059
Tesoro Corp. (b)	66,215	897,213
The Williams Cos., Inc.	275,398	5,805,390
Valero Energy Corp.	266,528	4,464,344
XTO Energy, Inc.	274,080	12,752,942

		452,704,567

Paper & Forest Products—0.3%
International Paper Co.	204,540	5,477,581
MeadWestvaco Corp.	80,825	2,314,020
Weyerhaeuser Co.	99,819	4,306,192

		12,097,793

Personal Products—0.3%
Avon Products, Inc.	201,688	6,353,172
Mead Johnson Nutrition Co.	96,580	4,220,546
The Estee Lauder Cos., Inc. (Class A)	55,749	2,696,022

		13,269,740

Pharmaceuticals—6.4%
Abbott Laboratories	730,487	39,438,993
Allergan, Inc.	145,231	9,151,005
Bristol-Myers Squibb Co.	808,391	20,411,873
Eli Lilly & Co.	477,537	17,052,846
Forest Laboratories, Inc. (a)	142,517	4,576,221
Johnson & Johnson	1,303,057	83,929,901
King Pharmaceuticals, Inc. (a)	117,238	1,438,510
Merck & Co., Inc.	1,442,556	52,710,996
Mylan, Inc. (a) (b)	144,320	2,659,818

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Pfizer, Inc.	3,811,048	$69,322,963
Watson Pharmaceuticals, Inc. (a)	50,127	1,985,531

		302,678,657

Professional Services—0.1%
Dun & Bradstreet Corp.	24,547	2,071,030
Equifax, Inc.	59,729	1,845,029
Monster Worldwide, Inc. (a) (b)	59,366	1,032,969
Robert Half International, Inc. (b)	71,299	1,905,822

		6,854,850

Real Estate Investment Trusts—1.2%
Apartment Investment & Management Co.	55,257	879,691
AvalonBay Communities, Inc.	38,459	3,157,868
Boston Properties, Inc.	65,514	4,394,024
Equity Residential	130,416	4,405,452
HCP, Inc.	138,442	4,228,019
Health Care REIT, Inc.	58,096	2,574,815
Host Hotels & Resorts, Inc.	298,071	3,478,489
Kimco Realty Corp.	189,725	2,566,979
Plum Creek Timber Co., Inc. (b)	76,893	2,903,480
ProLogis	223,482	3,059,469
Public Storage	64,056	5,217,361
Simon Property Group, Inc. (b)	134,655	10,745,469
Ventas, Inc.	73,961	3,235,054
Vornado Realty Trust	74,053	5,179,267

		56,025,437

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. (a) (b)	127,387	1,728,642

Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	123,800	12,209,156
CSX Corp.	185,396	8,989,852
Norfolk Southern Corp.	173,748	9,107,870
Ryder System, Inc.	26,471	1,089,811
Union Pacific Corp.	238,287	15,226,540

		46,623,229

Semiconductors & Semiconductor Equipment—2.6%
Advanced Micro Devices, Inc. (a)	265,915	2,574,057
Altera Corp. (b)	139,497	3,156,817
Analog Devices, Inc.	137,839	4,352,956
Applied Materials, Inc.	629,881	8,780,541
Broadcom Corp. (a)	203,427	6,397,779
Intel Corp.	2,607,908	53,201,323
KLA-Tencor Corp.	80,708	2,918,401
Linear Technology Corp. (b)	105,372	3,218,061
LSI Corp. (a)	308,470	1,853,905
MEMC Electronic Materials, Inc. (a)	105,582	1,438,027
Microchip Technology, Inc. (b)	86,706	2,519,676
Micron Technology, Inc. (a)	401,367	4,238,436
National Semiconductor Corp.	111,746	1,716,419
Novellus Systems, Inc. (a)	45,810	1,069,205
NVIDIA Corp. (a)	262,065	4,895,374

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Teradyne, Inc. (a) (b)	82,589	$886,180
Texas Instruments, Inc.	591,701	15,419,728
Xilinx, Inc.	130,754	3,276,695

		121,913,580

Software—4.3%
Adobe Systems, Inc. (a)	247,359	9,097,864
Autodesk, Inc. (a)	108,491	2,756,756
BMC Software, Inc. (a)	86,612	3,473,141
CA, Inc.	187,261	4,205,882
Citrix Systems, Inc. (a)	86,417	3,595,811
Compuware Corp. (a)	108,846	786,957
Electronic Arts, Inc. (a)	153,714	2,728,424
Intuit, Inc. (a)	149,598	4,594,155
McAfee, Inc. (a)	74,491	3,022,100
Microsoft Corp.	3,648,254	111,235,264
Novell, Inc. (a)	163,783	679,699
Oracle Corp.	1,846,727	45,318,681
Red Hat, Inc. (a)	88,682	2,740,274
Salesforce.com, Inc. (a) (b)	51,909	3,829,327
Symantec Corp. (a)	382,808	6,848,435

		204,912,770

Specialty Retail—1.9%
Abercrombie & Fitch Co. (Class A) (b)	41,552	1,448,087
AutoNation, Inc. (a) (b)	43,672	836,319
AutoZone, Inc. (a)	14,132	2,233,845
Bed Bath & Beyond, Inc. (a)	124,060	4,792,438
Best Buy Co., Inc.	161,311	6,365,332
GameStop Corp. (Class A) (a) (b)	77,772	1,706,318
Home Depot, Inc.	803,064	23,232,641
Limited Brands, Inc.	126,334	2,430,666
Lowe’s Cos., Inc.	695,205	16,260,845
O’Reilly Automotive, Inc. (a)	64,792	2,469,871
Office Depot, Inc. (a)	129,743	836,842
RadioShack Corp.	59,126	1,152,957
Ross Stores, Inc.	59,080	2,523,307
Staples, Inc.	341,879	8,406,805
The Gap, Inc.	224,848	4,710,565
The Sherwin-Williams Co. (b)	44,964	2,772,031
The TJX Cos., Inc.	198,218	7,244,868
Tiffany & Co.	58,775	2,527,325

		91,951,062

Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	150,622	5,502,222
Nike, Inc. (b)	184,002	12,157,012
Polo Ralph Lauren Corp.	27,133	2,197,230
VF Corp.	41,935	3,071,320

		22,927,784

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.	223,283	3,065,676
People’s United Financial, Inc.	164,472	2,746,682

		5,812,358

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—1.5%
Altria Group, Inc.	978,655	$19,210,998
Lorillard, Inc.	75,867	6,086,809
Philip Morris International, Inc.	899,537	43,348,688
Reynolds American, Inc.	79,814	4,227,748

		72,874,243

Trading Companies & Distributors—0.1%
Fastenal Co. (b)	62,347	2,596,129
W.W. Grainger, Inc. (b)	29,833	2,888,729

		5,484,858

Wireless Telecommunication Services—0.3%
American Tower Corp. (Class A) (a)	189,596	8,192,443
MetroPCS Communications, Inc. (a) (b)	123,158	939,696
Sprint Nextel Corp. (a)	1,402,172	5,131,949

		14,264,088

Total Common Stock (Identified Cost $4,713,025,646)		4,689,441,677

Mutual Funds—0.5%

Exchange Traded Funds—0.5%
SPDR Trust, Series 1	218,000	24,293,920

Total Mutual Funds (Identified Cost $24,468,637)		24,293,920

Short Term Investments—2.7%
Security Description	Shares/Par Amount	Value*

Discount Notes—0.4%
Federal Home Loan Bank 0.010%, 02/17/10	$14,975,000	$14,974,804
Federal Home Mortgage Corp. 0.010%, 01/25/10	3,900,000	3,899,948

		18,874,752

Mutual Funds—2.3%
State Street Navigator Securities Lending Prime Portfolio (d)	106,630,314	106,630,314

Total Short Term Investments (Identified Cost $125,505,066)		125,505,066

Total Investments—102.2% (Identified Cost $4,862,999,349) (e)		4,839,240,663
Liabilities in excess of other assets		(102,639,439)

Net Assets—100.0%		$4,736,601,224

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $104,741,692 and the collateral received consisted of cash in the amount of $106,630,314 and non-cash collateral with a value of $2,051,118. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. See below.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $4,940,909,261 and the composition of unrealized appreciation and depreciation of investment securities was $689,114,843 and $(790,783,441), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Net Unrealized Appreciation
S&P 500 Index Futures	3/18/2010	74	$20,410,495	$20,547,950	$137,455

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2008	Shares Purchased Since 12/31/2008	Shares Sold Since 12/31/2008	Number of Shares Held at 12/31/2009	Realized Gain/ Loss on Shares Sold	Income For Year Ended 12/31/2009
MetLife, Inc.	360,654	72,832	46,791	386,695	($39,620)	$293,051

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$4,689,441,677	$—	$—	$4,689,441,677
Total Mutual Funds*	24,293,920	—	—	24,293,920
Short Term Investments
Discount Notes	—	18,874,752	—	18,874,752
Mutual Funds	106,630,314	—	—	106,630,314
Total Short Term Investments	106,630,314	18,874,752	—	125,505,066
Total Investments	$4,820,365,911	$18,874,752	$—	$4,839,240,663

Futures Contracts**
Futures Contracts Long (Appreciation)	$137,455	$—	$—	$137,455

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures, and written options are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a) (b)		$4,839,240,663
Cash		4,827
Receivable for:
Securities sold		3,033,569
Fund shares sold		1,170,468
Accrued interest and dividends		6,437,452

Total Assets		4,849,886,979
Liabilities
Payable for:
Securities purchased	$890,768
Fund shares redeemed	3,997,092
Futures variation margin	210,900
Collateral for securities loaned	106,630,314
Accrued expenses:
Management fees	978,032
Distribution and service fees	299,920
Deferred directors’ fees	4,075
Other expenses	274,654

Total Liabilities		113,285,755

Net Assets		$4,736,601,224

Net assets consists of:
Paid in surplus		$4,783,617,571
Undistributed net investment income		81,387,261
Accumulated net realized losses		(104,782,377)
Unrealized depreciation on investments		(23,621,231)

Net Assets		$4,736,601,224

Net Assets
Class A		$2,976,541,721
Class B		1,130,847,656
Class D		443,033,948
Class E		186,177,899
Capital Shares (Authorized) Outstanding
Class A (175,000,000)		113,115,241
Class B (70,000,000)		44,153,364
Class D (50,000,000)		16,875,168
Class E (15,000,000)		7,109,668
Net Asset Value, Offering and Redemption Price Per Share
Class A		$26.31
Class B		25.61
Class D		26.25
Class E		26.19

(a)	Identified cost of investments was $4,862,999,349.
(b)	Includes securities loaned at value of $104,741,692.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$95,040,285
Interest (b)		1,104,706

		96,144,991
Expenses
Management fees	$10,053,714
Distribution and service fees—Class B	2,245,381
Distribution and service fees—Class D	294,077
Distribution and service fees—Class E	250,736
Directors’ fees and expenses	33,887
Custodian and accounting	292,985
Audit and tax services	35,651
Legal	92,108
Shareholder reporting	599,751
Insurance	62,085
Miscellaneous	16,361

Total expenses	13,976,736
Management fee waivers	(281,504)	13,695,232

Net Investment Income		82,449,759

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(49,632,319)
Futures contracts	6,520,215	(43,112,104)

Net change in unrealized appreciation (depreciation) on:
Investments	976,860,527
Futures contracts	(157,290)	976,703,237

Net realized and unrealized gain		933,591,133

Net Increase in Net Assets From Operations		$1,016,040,892

(a)	Includes dividends from affiliated issuers of $293,051.
(b)	Includes net income on securities loaned of $1,086,439.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$82,449,759	$101,844,379
Net realized gain (loss)	(43,112,104)	36,968,375
Net change in unrealized appreciation (depreciation)	976,703,237	(2,329,693,800)

Increase (decrease) in net assets from operations	1,016,040,892	(2,190,881,046)

From Distributions to Shareholders
Net investment income
Class A	(76,583,721)	(75,462,441)
Class B	(20,399,562)	(15,801,366)
Class E	(4,401,860)	(4,055,168)

	(101,385,143)	(95,318,975)

Net realized gain
Class A	(57,255,448)	(161,847,077)
Class B	(17,249,899)	(39,854,897)
Class E	(3,525,980)	(9,579,599)

	(78,031,327)	(211,281,573)

Total distributions	(179,416,470)	(306,600,548)

Increase in net assets from capital share transactions	266,778,932	24,465,135

Total increase (decrease) in net assets	1,103,403,354	(2,473,016,459)

Net Assets
Beginning of the period	3,633,197,870	6,106,214,329

End of the period	$4,736,601,224	$3,633,197,870

Undistributed Net Investment Income
End of the period	$81,387,261	$100,345,204

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	11,816,250	$252,863,450	13,217,540	$375,346,962
Reinvestments	6,814,622	133,839,169	7,124,273	237,309,518
Redemptions	(29,960,752)	(643,465,420)	(23,818,379)	(686,168,977)

Net decrease	(11,329,880)	$(256,762,801)	(3,476,566)	$(73,512,497)

Class B
Sales	13,429,344	$282,187,180	7,244,492	$196,832,804
Reinvestments	1,966,029	37,649,461	1,713,028	55,656,263
Redemptions	(5,286,422)	(117,099,924)	(5,219,214)	(149,650,552)

Net increase	10,108,951	$202,736,717	3,738,306	$102,838,515

Class D (a)
Sales	21,140,532	$431,361,477	0	$0
Redemptions	(4,265,364)	(100,528,789)	0	0

Net increase	16,875,168	$330,832,688	0	$0

Class E
Sales	585,754	$12,660,813	816,870	$21,341,371
Reinvestments	405,102	7,927,840	411,057	13,634,767
Redemptions	(1,367,338)	(30,616,325)	(1,350,038)	(39,837,021)

Net decrease	(376,482)	$(10,027,672)	(122,111)	$(4,860,883)

Increase derived from capital share transactions		$266,778,932		$24,465,135

(a)	Commencement of operations was April 28, 2009 for Class D.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Income (Loss) From Investment Operations
Net investment income	0.48 (a)	0.63 (a)	0.63 (a)	0.58	0.55
Net realized and unrealized gain (loss) on investments	4.92	(13.71)	1.26	4.37	0.90

Total from investment operations	5.40	(13.08)	1.89	4.95	1.45

Less Distributions
Distributions from net investment income	(0.63)	(0.61)	(0.39)	(0.70)	(0.52)
Distributions from net realized capital gains	(0.47)	(1.30)	(0.76)	(1.19)	0.00

Total distributions	(1.10)	(1.91)	(1.15)	(1.89)	(0.52)

Net Asset Value, End of Period	$26.31	$22.01	$37.00	$36.26	$33.20

Total Return (%)	26.24	(37.10)	5.23	15.46	4.64
Ratio of expenses to average net assets before fee waivers (%) (b)	0.28	0.29	0.29	0.31	0.29
Ratio of expenses to average net assets net of fee waivers (%)	0.27	0.28	0.28	0.30	0.29
Ratio of net investment income to average net assets (%)	2.13	2.10	1.69	1.63	1.59
Portfolio turnover rate (%)	23	13	12	9	8
Net assets, end of period (in millions)	$2,976.54	$2,739.61	$4,733.15	$4,125.10	$3,942.48

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Income (Loss) From Investment Operations
Net investment income	0.41 (a)	0.54 (a)	0.52 (a)	0.47	0.39
Net realized and unrealized gain (loss) on investments	4.80	(13.36)	1.24	4.28	0.95

Total from investment operations	5.21	(12.82)	1.76	4.75	1.34

Less Distributions
Distributions from net investment income	(0.56)	(0.52)	(0.31)	(0.59)	(0.45)
Distributions from net realized capital gains	(0.47)	(1.30)	(0.76)	(1.19)	0.00

Total distributions	(1.03)	(1.82)	(1.07)	(1.78)	(0.45)

Net Asset Value, End of Period	$25.61	$21.43	$36.07	$35.38	$32.41

Total Return (%)	25.92	(37.26)	4.97	15.19	4.38
Ratio of expenses to average net assets before fee waivers (%) (b)	0.53	0.54	0.54	0.56	0.54
Ratio of expenses to average net assets net of fee waivers (%)	0.52	0.53	0.53	0.55	0.54
Ratio of net investment income to average net assets (%)	1.85	1.86	1.43	1.38	1.36
Portfolio turnover rate (%)	23	13	12	9	8
Net assets, end of period (in millions)	$1,130.85	$729.64	$1,092.99	$991.78	$765.43
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data	Class D
	Period ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$19.88

Income (Loss) From Investment Operations
Net investment income	0.31	(a)
Net realized and unrealized gain on investments	6.06

Total from investment operations	6.37

Net Asset Value, End of Period	$26.25

Total Return (%)	32.04	(d)
Ratio of expenses to average net assets before fee waivers (%) (b)	0.38	(e)
Ratio of expenses to average net assets net of fee waivers (%)	0.37	(e)
Ratio of net investment income to average net assets (%)	1.93	(e)
Portfolio turnover rate (%)	23
Net assets, end of period (in millions)	$443.03

	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Income (Loss) From Investment Operations
Net investment income	0.44 (a)	0.58 (a)	0.57 (a)	0.52	0.47
Net realized and unrealized gain (loss) on investments	4.91	(13.64)	1.25	4.35	0.93

Total from investment operations	5.35	(13.06)	1.82	4.87	1.40

Less Distributions
Distributions from net investment income	(0.59)	(0.55)	(0.34)	(0.63)	(0.47)
Distributions from net realized capital gains	(0.47)	(1.30)	(0.76)	(1.19)	0.00

Total distributions	(1.06)	(1.85)	(1.10)	(1.82)	(0.47)

Net Asset Value, End of Period	$26.19	$21.90	$36.81	$36.09	$33.04

Total Return (%)	26.06	(37.18)	5.06	15.28	4.49
Ratio of expenses to average net assets before fee waivers (%) (b)	0.43	0.44	0.44	0.46	0.44
Ratio of expenses to average net assets net of fee waivers (%)	0.42	0.43	0.43	0.45	0.44
Ratio of net investment income to average net assets (%)	1.98	1.95	1.53	1.48	1.44
Portfolio turnover rate (%)	23	13	12	9	8
Net assets, end of period (in millions)	$186.18	$163.95	$280.08	$291.42	$287.57

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, capital loss carryforwards, post October loss deferral, real estate investment trusts (REIT) adjustments, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2009 were $10,053,714.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2009 were $924,942.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, Class D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,086,406,935	$0	$908,355,719

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s outstanding contracts at December 31, 2009, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these types of contracts throughout the year. At December 31, 2009, the unrealized appreciation on open equity index futures contracts was $137,455. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $6,520,215 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $157,290 which is shown under Net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$101,469,668	$97,425,310	$77,946,802	$209,175,238	$—	$—	$179,416,470	$306,600,548

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$81,391,336	$—	$(101,668,598)	$(26,436,422)	$(46,713,684)

As of December 31, 2009, the Portfolio had $26,436,422 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(298,586)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Stock Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Stock Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-24

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-25

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-26

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-27

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-28

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Metropolitan Series Fund, Inc. MFS® Total Return Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, E, and F shares of the MFS Total Return Portfolio returned 18.60%, 18.30%, 18.42%, and 18.36%, respectively, compared to its benchmark, a blend of the Standard & Poor’s 500® Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned 18.40%.

MARKET ENVIRONMENT/CONDITIONS

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth—emerging markets—also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, with the Federal Funds Rate having been cut to almost 0%, the Fed continued to use its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Within the equity portion of the Portfolio, an underweighted position in the technology sector was the primary factor driving down the Portfolio’s performance relative to the S&P 500® Index. Not owning strong-performing computer and electronics maker Apple and software giant Microsoft hurt relative returns. The Portfolio’s underweighted position in Internet search engine Google also held back relative results as this stock significantly outperformed the benchmark.

A combination of overweighted position and stock selection in the industrial goods and services sector dampened relative returns. The Portfolio’s overweight in poor-performing defense contractor Lockheed Martin was a top detractor over the reporting period.

Stock selection in the autos and housing sector also had a negative impact on relative performance. However, no individual securities within this sector were among the Portfolio’s top detractors.

Elsewhere, holdings of insurance company Allstate, financial services firm Bank of New York Mellon, grocery chain Kroger, and telecommunications company AT&T were among the Portfolio’s top detractors. The Portfolio’s positioning in financial services firm Bank of America also hindered relative results.

The Portfolio’s cash position was also a detractor. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the Portfolio, there were no factors that materially detracted from relative performance as this portion of the fund performed very well relative to the Barclays Capital U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, a combination of stock selection and an underweighted position in the health care sector helped relative performance. The Portfolio’s underweighted position in pharmaceutical company Pfizer was a positive factor as this stock underperformed the S&P 500 Index.

Stock selection in the energy sector had a positive impact on relative results. An underweighted position in poor-performing integrated oil and gas company Exxon Mobil aided relative returns.

Stocks in other sectors that contributed to relative performance included financial services firms Goldman Sachs and JPMorgan Chase, department store Macy’s, and chemical company PPG Industries. The Portfolio’s positioning in industrial conglomerate General Electric and underweighting in consumer products company Procter & Gamble and discount retailer Wal-Mart Stores, all of which underperformed the benchmark, boosted relative results. Not owning poor-performing financial services company Citigroup was another positive factor.

During the reporting period, the Portfolio’s currency exposure contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the Portfolio, the primary positive factors in performance relative to the Barclays Capital U.S. Aggregate Bond Index were the Portfolio’s overweighted positions in the finance and industrial corporate sectors, as well as greater

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

exposure to “BBB” rated and “A” rated securities. The Portfolio’s return from yield, which was greater than that of the fixed income benchmark, also aided relative results.

Brooks A. Taylor

Michael W. Roberge

Steven R. Gorham

Richard O. Hawkins

Nevin P. Chitkara

William P. Douglas

Joshua P. Marston

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year		Since Inception[3]
MFS Total Return Portfolio
Class A	18.60	2.20		2.47	—
Class B	18.30	1.95		—	3.62
Class E	18.42	2.05		—	3.29
Class F	18.36	—		—	0.94
S&P 500 Index[1]	26.46	0.42	–	0.95	—
Barclays Capital U.S. Aggregate Bond Index[2]	5.93	4.97		6.33	—

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Federal National Mortgage Association	9.0
U.S. Treasury Notes	8.7
Federal Home Loan Mortgage Corp.	4.5
JPMorgan Chase & Co.	2.2
AT&T, Inc.	2.0
Lockheed Martin Corp.	1.9
Exxon Mobil Corp.	1.7
The Goldman Sachs Group, Inc.	1.6
The Bank of New York Mellon Corp.	1.5
Phillip Morris International, Inc.	1.5

Top Equity Sectors

% of Equity Market Value
Financials	19.1
Energy	13.6
Consumer Staples	11.8
Utilities & Communications	11.5
Health Care	10.5

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage-Backed	37.2
U.S. Treasury	26.0
Investment Grade Corporates	24.8
Commercial Mortgage-Backed	4.8
Government Agencies	1.6

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.59%	$1,000.00	$1,134.60	$3.17
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

Class B	Actual	0.84%	$1,000.00	$1,133.20	$4.52
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

Class E	Actual	0.74%	$1,000.00	$1,133.80	$3.98
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Class F	Actual	0.79%	$1,000.00	$1,133.50	$4.25
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—58.4% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.3%
Goodrich Corp. (a)	20,300	$1,304,275
Lockheed Martin Corp.	306,749	23,113,537
Northrop Grumman Corp.	228,916	12,784,959
United Technologies Corp.	217,010	15,062,664

		52,265,435

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B) (a)	39,100	2,243,167

Auto Components—0.2%
Johnson Controls, Inc. (a)	89,160	2,428,718

Beverages—1.6%
Diageo plc(GBP)	480,586	8,387,079
Heineken NV(EUR)	45,330	2,147,670
PepsiCo, Inc.	159,445	9,694,256

		20,229,005

Biotechnology—0.2%
Genzyme Corp. (b)	38,340	1,879,043

Capital Markets—4.2%
Franklin Resources, Inc. (a)	21,320	2,246,062
Northern Trust Corp. (a)	26,620	1,394,888
State Street Corp.	219,860	9,572,704
The Bank of New York Mellon Corp.	672,860	18,819,894
The Charles Schwab Corp. (a)	159,740	3,006,307
The Goldman Sachs Group, Inc.	100,010	16,885,689

		51,925,544

Chemicals—1.4%
Air Products & Chemicals, Inc.	82,934	6,722,630
Monsanto Co.	22,750	1,859,813
PPG Industries, Inc.	142,780	8,358,341

		16,940,784

Commercial Banks—1.5%
PNC Financial Services Group, Inc.	103,160	5,445,816
Regions Financial Corp. (a)	437,440	2,314,058
Wells Fargo & Co.	415,080	11,203,009

		18,962,883

Communications Equipment—0.2%
Cisco Systems, Inc. (b)	53,690	1,285,339
Nokia Oyj (ADR) (a)	132,800	1,706,480

		2,991,819

Computers & Peripherals—1.4%
Dell, Inc. (a) (b)	109,150	1,567,394
Hewlett-Packard Co.	144,760	7,456,588
International Business Machines Corp.	62,610	8,195,649

		17,219,631

Security Description	Shares	Value*

Construction & Engineering—0.2%
Fluor Corp.	44,790	$2,017,342

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (a) (b)	33,810	2,048,210

Diversified Financial Services—2.5%
Bank of America Corp. (a)	248,300	3,739,398
Deutsche Boerse AG(EUR)	21,360	1,775,713
JPMorgan Chase & Co.	606,290	25,264,104

		30,779,215

Diversified Telecommunication Services—2.2%
AT&T, Inc.	839,874	23,541,669
CenturyTel, Inc. (a)	67,294	2,436,716
Koninklijke KPN NV(EUR)	98,560	1,671,572

		27,649,957

Electric Utilities—1.6%
Allegheny Energy, Inc. (a)	50,460	1,184,801
American Electric Power Co., Inc. (a)	74,230	2,582,462
Entergy Corp.	29,948	2,450,944
FPL Group, Inc. (a)	107,230	5,663,888
Northeast Utilities	26,570	685,240
PPL Corp. (a)	147,806	4,775,612
Progress Energy, Inc.	41,370	1,696,584

		19,039,531

Electronic Equipment, Instruments & Components—0.3%
Agilent Technologies, Inc. (a) (b)	43,010	1,336,321
Tyco Electronics, Ltd.	106,910	2,624,640

		3,960,961

Energy Equipment & Services—0.5%
Halliburton Co. (a)	46,330	1,394,070
National Oilwell Varco, Inc. (a)	60,740	2,678,026
Noble Corp.	37,870	1,541,309

		5,613,405

Food & Staples Retailing—1.7%
CVS Caremark Corp.	276,293	8,899,398
The Kroger Co. (a)	199,630	4,098,404
Wal-Mart Stores, Inc.	80,520	4,303,794
Walgreen Co.	95,110	3,492,439

		20,794,035

Food Products—2.5%
Campbell Soup Co. (a)	76,310	2,579,278
General Mills, Inc.	71,140	5,037,423
Groupe Danone(EUR)	32,297	1,966,658
Kellogg Co. (a)	60,790	3,234,028
Nestle S.A. (CHF)	300,220	14,569,331
The J. M. Smucker Co. (a)	56,586	3,494,186

		30,880,904

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—1.4%
Becton, Dickinson & Co. (a)	73,300	$5,780,438
Medtronic, Inc.	198,870	8,746,303
St. Jude Medical, Inc. (a) (b)	77,490	2,850,082

		17,376,823

Health Care Providers & Services—0.1%
WellPoint, Inc. (b)	30,380	1,770,850

Hotels, Restaurants & Leisure—0.1%
Starwood Hotels & Resorts Worldwide, Inc. (a)	20,100	735,057

Household Durables—0.2%
Black & Decker Corp. (a)	20,690	1,341,333
Pulte Homes, Inc. (a) (b)	137,000	1,370,000

		2,711,333

Household Products—1.2%
Clorox Co. (a)	38,630	2,356,430
Kimberly-Clark Corp.	18,870	1,202,208
Procter & Gamble Co.	183,102	11,101,474

		14,660,112

Independent Power Producers & Energy Traders —0.2%
NRG Energy, Inc. (b)	89,460	2,112,151

Industrial Conglomerates—0.7%
3M Co. (a)	107,680	8,901,906

Insurance—2.7%
Aflac, Inc.	33,180	1,534,575
AON Corp. (a)	76,470	2,931,860
Prudential Financial, Inc.	85,900	4,274,384
The Allstate Corp.	319,096	9,585,644
The Chubb Corp.	51,480	2,531,786
The Travelers Cos., Inc. (a)	251,080	12,518,849

		33,377,098

Internet Software & Services—0.2%
Google, Inc. (Class A) (b)	3,260	2,021,135

IT Services—1.1%
Accenture plc	196,169	8,141,013
The Western Union Co.	169,990	3,204,312
Visa, Inc. (a)	23,720	2,074,551

		13,419,876

Leisure Equipment & Products—0.2%
Hasbro, Inc. (a)	82,870	2,656,812

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc. (b)	26,630	1,269,985
Waters Corp. (a) (b)	63,210	3,916,491

		5,186,476

Security Description	Shares	Value*

Machinery—0.8%
Danaher Corp. (a)	76,060	$5,719,712
Eaton Corp. (a)	67,410	4,288,624

		10,008,336

Media—1.5%
Comcast Corp. (Class A)	130,480	2,088,985
Omnicom Group, Inc. (a)	179,830	7,040,345
The Walt Disney Co.	281,030	9,063,217

		18,192,547

Metals & Mining—0.1%
United States Steel Corp. (a)	24,460	1,348,235

Multi-Utilities—1.9%
CMS Energy Corp. (a)	67,820	1,062,061
Dominion Resources, Inc. (a)	208,392	8,110,617
PG&E Corp. (a)	106,070	4,736,026
Public Service Enterprise Group, Inc.	204,870	6,811,927
Sempra Energy (a)	47,260	2,645,615

		23,366,246

Multiline Retail—0.4%
Macy’s, Inc. (a)	80,320	1,346,163
Target Corp. (a)	76,290	3,690,147

		5,036,310

Oil, Gas & Consumable Fuels—7.9%
Anadarko Petroleum Corp.	55,130	3,441,215
Apache Corp.	152,860	15,770,566
Chevron Corp.	162,976	12,547,522
ConocoPhillips	34,850	1,779,789
Devon Energy Corp.	61,844	4,545,534
EOG Resources, Inc. (a)	57,730	5,617,129
Exxon Mobil Corp. (a)	298,294	20,340,668
Hess Corp.	107,450	6,500,725
Marathon Oil Corp.	112,060	3,498,513
Noble Energy, Inc. (a)	52,290	3,724,094
Occidental Petroleum Corp. (a)	33,180	2,699,193
The Williams Cos., Inc.	102,790	2,166,813
Total S.A. (ADR)	218,240	13,976,090

		96,607,851

Pharmaceuticals—4.2%
Abbott Laboratories	202,468	10,931,247
GlaxoSmithKline plc(GBP)	92,620	1,963,380
Johnson & Johnson (a)	230,018	14,815,459
Merck & Co., Inc.	253,733	9,271,404
Pfizer, Inc. (a)	694,713	12,636,830
Roche Holding AG(CHF)	9,000	1,529,346

		51,147,666

Professional Services—0.1%
Dun & Bradstreet Corp.	16,210	1,367,638

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Road & Rail—0.1%
Canadian National Railway Co.	20,390	$1,108,400

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.	383,190	7,817,076
National Semiconductor Corp. (a)	68,060	1,045,402

		8,862,478

Software—0.7%
Oracle Corp.	368,060	9,032,192

Specialty Retail—1.1%
Advance Auto Parts, Inc. (a)	93,090	3,768,283
Home Depot, Inc. (a)	58,050	1,679,387
Staples, Inc. (a)	171,560	4,218,660
The Sherwin-Williams Co. (a)	56,520	3,484,458

		13,150,788

Textiles, Apparel & Luxury Goods—0.8%
Nike, Inc. (a)	155,730	10,289,081

Tobacco—1.7%
Altria Group, Inc.	39,606	777,466
Lorillard, Inc.	30,880	2,477,502
Philip Morris International, Inc.	370,190	17,839,456

		21,094,424

Trading Companies & Distributors—0.2%
W.W. Grainger, Inc. (a)	29,850	2,890,375

Wireless Telecommunication Services—0.8%
Vodafone Group plc(GBP)	4,363,070	10,110,750

Total Common Stock (Identified Cost $655,219,540)		718,412,535

Fixed Income—39.3%
Security Description	Par Amount	Value*

Aerospace & Defense—0.2%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,769,865

Asset Backed—0.6%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.031%, 12/28/40 (c)	1,221,717	519,474
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35 (d)	1,600,000	1,360,000
Connecticut RRB Special Purpose Trust CL&P 6.210%, 12/30/11 (c)	155,148	160,040
Countrywide Asset-Backed Certificates 4.575%, 07/25/35 (c)	124	123
4.823%, 08/25/35 (c)	9,912	9,793
5.689%, 10/25/36 (c)	930,000	547,777

Security Description	Par Amount	Value*

Asset Backed—(Continued)
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	$1,052,424	$502,567
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35 (c)	1,190,000	382,842
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,241,999	1,282,212
4.770%, 04/01/24	63,793	66,347
4.950%, 03/01/25 (c)	377,343	395,086
4.990%, 09/01/24 (c)	210,169	219,230
5.110%, 08/01/25 (c)	546,130	575,256
5.180%, 05/01/24 (c)	102,508	107,457
5.520%, 06/01/24 (c)	348,127	367,009
Structured Asset Securities Corp. 4.670%, 03/25/35 (c)	206,346	180,911

		6,676,124

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. (144A) 8.000%, 11/15/39	1,270,000	1,581,043
Dr. Pepper Snapple Group, Inc. 6.120%, 05/01/13	430,000	470,600
6.820%, 05/01/18	533,000	597,929
Miller Brewing Co. (144A) 5.500%, 08/15/13	1,311,000	1,395,873

		4,045,445

Capital Markets—0.7%
BlackRock, Inc. 5.000%, 12/10/19 (a)	430,000	422,553
Merrill Lynch & Co., Inc. 6.110%, 01/29/37	1,270,000	1,170,841
6.150%, 04/25/13	1,160,000	1,241,382
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,199,422
6.625%, 04/01/18	1,270,000	1,373,083
7.300%, 05/13/19	350,000	393,026
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,351,000	1,379,857
6.000%, 05/01/14	840,000	918,765

		8,098,929

Collateralized-Mortgage Obligation—0.1%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	92,114	13,357
RAAC Series 4.971%, 09/25/34 (c)	752,000	575,886

		589,243

Commercial Banks—1.5%
Achmea Hypotheekbank NV (144A) 3.200%, 11/03/14 (c)	890,000	888,277
Banco Bradesco S.A. (144A) 6.750%, 09/29/19 (a)	613,000	633,114

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Bank One Corp. 8.000%, 04/29/27	$100,000	$120,976
Barclays Bank plc 5.000%, 09/22/16	480,000	490,470
BNP Paribas (144A) 7.195%, 12/31/49 (c)	500,000	460,000
Commonwealth Bank of Australia (144A) 5.000%, 10/15/19	710,000	704,910
Credit Suisse (New York) 5.500%, 05/01/14	1,470,000	1,595,245
ING Bank NV (144A) 3.900%, 03/19/14	1,280,000	1,317,467
Kreditanstalt fuer Wiederaufbau 4.875%, 06/17/19	1,290,000	1,363,174
Nordea Bank AB (144A) 5.424%, 12/29/49 (c)	359,000	285,790
Societe Financement de l’Economie Francaise (144A) 3.375%, 05/05/14	730,000	740,605
Svenska Handelsbanken AB (144A) 4.875%, 06/10/14	1,330,000	1,393,638
The Royal Bank of Scotland plc (144A) 2.625%, 05/11/12	2,290,000	2,333,105
U.S. Bancorp 7.500%, 06/01/26	400,000	433,982
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,451,560
WOORI Bank (144A) 6.125%, 05/03/16 (c)	2,620,000	2,608,831

		18,821,144

Commercial Mortgage-Backed Securities—2.0%
Banc of America Commercial Mortgage, Inc. 5.634%, 07/10/46	349,000	326,948
Citigroup Commercial Mortgage Trust 5.700%, 12/10/49 (c)	3,630,000	3,238,242
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,384,826
FHLMC Multifamily Structured Pass Through Certificates 4.952%, 03/19/19	1,226,000	1,268,462
GE Capital Commercial Mortgage Corp. 5.336%, 03/10/44 (c)	1,000,000	786,988
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	34,362
Greenwich Capital Commercial Funding Corp.
4.915%, 01/05/36 (c)	500,000	509,393
5.475%, 02/10/17	3,025,000	2,256,916
JPMorgan Chase Commercial Mortgage Securities Corp.
5.236%, 05/15/41 (c)	1,292,933	1,286,661
5.420%, 01/15/49	741,698	625,664
5.475%, 04/15/43 (c)	2,275,693	2,189,710
5.552%, 05/12/45	968,540	920,613
5.818%, 06/15/49 (c)	1,900,000	1,654,617
5.875%, 04/15/45 (c)	2,260,000	2,177,826

Security Description	Par Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch Mortgage Trust 5.828%, 07/12/17 (c)	$929,000	$220,521
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.468%, 02/12/39 (c)	560,000	444,524
5.749%, 06/12/50 (c)	1,735,738	1,455,004
Morgan Stanley Capital I (144A) 0.905%, 11/15/30 (c) (e)	5,651,262	210,053
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,184,090	979,420
Wachovia Bank Commercial Mortgage Trust
5.795%, 07/15/45 (c)	609,448	457,107
5.902%, 02/15/51 (c)	3,000,000	2,463,712

		24,891,569

Commercial Services & Supplies—0.2%
ERAC USA Finance Co. (144A) 7.000%, 10/15/37	1,115,000	1,091,371
The Western Union Co. 5.400%, 11/17/11	1,721,000	1,837,482

		2,928,853

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,149,000	1,244,608

Consumer Finance—0.3%
American Express Co. 5.500%, 09/12/16	1,997,000	2,040,267
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,336,005

		3,376,272

Diversified Financial Services—2.3%
Asian Development Bank 2.750%, 05/21/14	970,000	968,635
Bank of America Corp.
5.490%, 03/15/19	696,000	657,588
7.375%, 05/15/14	510,000	578,704
7.625%, 06/01/19	710,000	821,361
BPCE S.A. (144A) 12.500%, 06/29/49 (c)	1,375,000	1,572,349
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,065,246
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	805,000	811,037
Diageo Finance BV 5.500%, 04/01/13	1,182,000	1,273,188
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	1,133,404
Enel Finance International S.A. (144A)
5.125%, 10/07/19	1,060,000	1,066,547
6.250%, 09/15/17	1,494,000	1,642,614
General Electric Capital Corp. 5.450%, 01/15/13	572,000	608,085

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
GG1C Funding Corp. (144A) 5.129%, 01/15/14	$510,561	$506,777
HSBC Finance Corp. 5.250%, 01/14/11	1,300,000	1,345,885
JPMorgan Chase & Co. 6.300%, 04/23/19	1,210,000	1,331,093
JPMorgan Chase Capital XXVII 7.000%, 11/01/39	720,000	726,129
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	758,190
MUFG Capital Finance I, Ltd. 6.346%, 07/29/49 (c)	653,000	594,325
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,070,198
Qtel International Finance, Ltd. (144A) 7.875%, 06/10/19	603,000	675,947
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,466,413
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	791,999
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	2,180,000	1,705,850
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,469,631
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,506,507
UniCredito Italiano Capital Trust II (144A) 9.200%, 10/05/49 (c)	1,412,000	1,313,160
W3A Funding Corp. 8.090%, 01/02/17	629,562	631,533
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	146,000	118,174
6.500%, 05/09/37 (c)	491,000	414,895

		28,625,464

Diversified Telecommunication Services—0.4%
AT&T, Inc. 6.550%, 02/15/39	1,290,000	1,359,224
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	370,832
Telefonica Europe BV 7.750%, 09/15/10	488,000	510,501
Verizon New York, Inc. 6.875%, 04/01/12	2,172,000	2,363,169

		4,603,726

Electric Utilities—0.7%
Bruce Mansfield Unit 6.850%, 06/01/34	2,370,317	2,230,506
Exelon Generation Co., LLC 5.200%, 10/01/19	660,000	660,295
6.250%, 10/01/39	1,020,000	1,039,208
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	768,000	836,423

Security Description	Par Amount	Value*

Electric Utilities—(Continued)
Oncor Electric Delivery Co. 7.000%, 09/01/22	$1,825,000	$2,029,124
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	107,452
PSEG Power, LLC 6.950%, 06/01/12	1,000,000	1,092,455
PSEG Power, LLC (144A) 5.320%, 09/15/16 (a)	989,000	1,017,551
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	46,852

		9,059,866

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,432,036

Energy Equipment & Services—0.2%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	1,202,000	1,271,158
7.750%, 03/15/32	625,000	704,869

		1,976,027

Federal Agencies—15.0%
Federal Home Loan Mortgage Corp. 4.500%, 05/01/18	286,037	297,868
4.500%, 08/01/18	464,418	483,628
4.500%, 11/01/18	446,904	465,390
4.500%, 01/01/19	829,411	863,719
4.500%, 08/01/19	44,903	46,648
4.500%, 02/01/20	292,416	303,780
4.500%, 08/01/24	3,361,949	3,458,987
4.500%, 04/01/35	1,044,834	1,047,944
4.500%, 06/01/39	4,310,089	4,303,804
5.000%, 12/01/17	17,575	18,527
5.000%, 05/01/18	189,457	199,718
5.000%, 06/01/18	28,238	29,759
5.000%, 09/01/18	447,734	471,855
5.000%, 12/01/18	62,507	65,874
5.000%, 02/01/19	504,225	530,759
5.000%, 06/01/19	217,467	228,911
5.000%, 09/01/33	1,934,524	1,991,753
5.000%, 11/01/33	1,115,445	1,148,444
5.000%, 03/01/34	322,058	331,284
5.000%, 04/01/34	351,572	361,643
5.000%, 08/01/35	1,033,910	1,062,234
5.000%, 10/01/35	3,037,148	3,120,353
5.000%, 11/01/35	349,360	358,931
5.000%, TBA	10,610,000	10,878,560
5.500%, 01/01/19	100,177	106,764
5.500%, 04/01/19	62,984	67,145
5.500%, 06/01/19	45,327	48,308
5.500%, 07/01/19	138,370	147,469
5.500%, 08/01/19	44,948	47,903
5.500%, 12/01/19	80,791	86,103

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.500%, 02/01/20	$23,641	$25,166
5.500%, 10/01/24	410,780	434,582
5.500%, 06/01/25	834,440	881,865
5.500%, 07/01/25	386,312	408,268
5.500%, 08/01/25	616,339	651,368
5.500%, 05/01/33	823,546	866,611
5.500%, 12/01/33	1,470,728	1,547,635
5.500%, 01/01/34	1,356,646	1,427,587
5.500%, 04/01/34	241,378	253,924
5.500%, 11/01/34	193,723	203,792
5.500%, 12/01/34	304,141	319,950
5.500%, 05/01/35	135,442	142,397
5.500%, 09/01/35	319,430	335,834
5.500%, 10/01/35	536,391	563,936
6.000%, 04/01/16	53,755	57,584
6.000%, 04/01/17	122,685	131,423
6.000%, 07/01/17	64,414	69,002
6.000%, 10/01/17	87,863	94,121
6.000%, 08/01/19	361,320	386,829
6.000%, 09/01/19	167,535	179,363
6.000%, 11/01/19	109,665	117,441
6.000%, 05/01/21	225,877	241,612
6.000%, 10/01/21	260,062	278,179
6.000%, 02/01/23	575,135	619,488
6.000%, 12/01/25	244,255	261,934
6.000%, 02/01/26	243,450	261,072
6.000%, 04/01/34	156,693	167,270
6.000%, 07/01/34	478,470	510,766
6.000%, 08/01/34	2,608,918	2,785,020
6.000%, 09/01/34	63,842	68,152
6.000%, 07/01/35	288,864	307,550
6.000%, 08/01/35	363,799	387,333
6.000%, 11/01/35	922,903	982,603
6.000%, 03/01/36	436,867	464,445
6.000%, 10/01/36	657,058	701,409
6.000%, 03/01/37	523,502	556,058
6.000%, 05/01/37	695,907	739,183
6.000%, 06/01/37	960,771	1,020,519
6.500%, 05/01/34	127,664	137,399
6.500%, 06/01/34	171,231	184,288
6.500%, 08/01/34	707,384	761,322
6.500%, 10/01/34	571,303	617,008
6.500%, 11/01/34	279,111	300,393
6.500%, 05/01/37	321,393	344,324
6.500%, 07/01/37	1,059,408	1,134,997
Federal National Mortgage Association 3.000%, 07/12/10	787,000	798,807
4.010%, 08/01/13 (c)	143,324	148,077
4.021%, 08/01/13 (c)	568,440	588,268
4.500%, 04/01/18	338,914	353,250
4.500%, 06/01/18	802,781	836,740
4.500%, 07/01/18	459,686	479,131
4.500%, 03/01/19	490,297	509,812
4.500%, 06/01/19	563,342	585,763
4.500%, 04/01/20	432,542	449,758

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.500%, 07/01/20	$233,208	$242,490
4.500%, 08/01/33	1,749,722	1,760,293
4.500%, 02/01/35	403,757	405,691
4.500%, 09/01/35	573,846	575,520
4.600%, 05/01/14 (c)	736,046	770,888
4.630%, 04/01/14	356,480	373,418
4.700%, 03/01/15	598,986	625,327
4.767%, 04/01/13 (c)	63,492	66,727
4.840%, 08/01/14 (c)	871,973	918,585
4.845%, 06/01/13	89,614	94,670
4.872%, 02/01/14 (c)	640,039	673,572
4.880%, 03/01/20	412,543	431,707
4.940%, 08/01/15	50,000	52,357
5.000%, 11/01/17	480,818	506,721
5.000%, 02/01/18	1,684,587	1,775,335
5.000%, 12/01/18	1,342,850	1,414,774
5.000%, 07/01/19	775,091	815,637
5.000%, 07/01/20	554,628	582,948
5.000%, 08/01/20	182,747	192,078
5.000%, 11/01/33	802,835	827,212
5.000%, 03/01/34	1,107,213	1,140,559
5.000%, 04/01/34	313,885	323,122
5.000%, 05/01/34	341,233	351,275
5.000%, 08/01/34	394,153	405,752
5.000%, 09/01/34	1,362,739	1,402,840
5.000%, 12/01/34	196,553	202,337
5.000%, 01/01/35	379,053	390,208
5.000%, 06/01/35	1,422,198	1,462,272
5.000%, 07/01/35	4,227,050	4,346,156
5.000%, 08/01/35	859,512	883,730
5.000%, 08/01/36	420,396	432,241
5.000%, 03/01/38	3,292,693	3,382,714
5.000%, 05/01/38	3,358,656	3,450,481
5.000%, 07/01/39	1,157,380	1,188,906
5.000%, 10/01/39	866,391	889,991
5.370%, 05/01/18	630,000	668,879
5.371%, 02/01/13 (c)	375,498	401,810
5.466%, 11/01/15 (c)	423,264	455,873
5.500%, 11/01/17	763,333	812,805
5.500%, 12/01/17	142,889	152,150
5.500%, 01/01/18	481,744	512,966
5.500%, 02/01/18	471,302	502,583
5.500%, 06/01/19	612,797	653,279
5.500%, 07/01/19	510,674	544,410
5.500%, 08/01/19	151,455	161,461
5.500%, 09/01/19	528,812	563,745
5.500%, 01/01/21	237,146	252,515
5.500%, 03/01/21	68,364	72,539
5.500%, 02/01/33	474,792	499,026
5.500%, 05/01/33	42,166	44,318
5.500%, 06/01/33	1,534,032	1,612,332
5.500%, 07/01/33	1,922,534	2,020,664
5.500%, 11/01/33	1,118,327	1,175,408
5.500%, 12/01/33	241,967	254,318
5.500%, 01/01/34 (c)	352,739	370,744

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 01/01/34	$539,398	$566,929
5.500%, 02/01/34	1,325,921	1,393,598
5.500%, 03/01/34	176,441	185,447
5.500%, 04/01/34	420,746	442,223
5.500%, 05/01/34	1,901,295	1,998,341
5.500%, 06/01/34	2,467,606	2,593,557
5.500%, 07/01/34	1,213,671	1,275,620
5.500%, 09/01/34	3,646,886	3,833,029
5.500%, 10/01/34	3,967,949	4,170,482
5.500%, 11/01/34	5,101,672	5,362,070
5.500%, 12/01/34	2,418,485	2,541,929
5.500%, 01/01/35	1,887,747	1,984,101
5.500%, 02/01/35	305,292	320,874
5.500%, 04/01/35	408,935	429,552
5.500%, 07/01/35	412,490	433,286
5.500%, 08/01/35	527,747	554,354
5.500%, 09/01/35 (c)	1,170,564	1,229,580
5.661%, 02/01/16 (c)	232,590	252,918
6.000%, 05/15/11	1,473,000	1,576,978
6.000%, 07/01/16	254,919	273,194
6.000%, 01/01/17	314,397	336,936
6.000%, 02/01/17 (c)	295,820	317,028
6.000%, 07/01/17	469,504	503,163
6.000%, 08/01/17	51,003	54,660
6.000%, 09/01/17	281,950	302,164
6.000%, 03/01/18	43,349	46,457
6.000%, 11/01/18	255,327	273,631
6.000%, 01/01/21	267,354	286,019
6.000%, 05/01/21	148,397	158,757
6.000%, 11/01/25	129,848	138,934
6.000%, 02/01/32	1,046,103	1,119,330
6.000%, 03/01/34	108,556	117,016
6.000%, 04/01/34	1,738,901	1,855,352
6.000%, 06/01/34	1,620,854	1,728,743
6.000%, 07/01/34	1,852,941	1,976,276
6.000%, 08/01/34	3,049,388	3,252,362
6.000%, 10/01/34	1,435,355	1,530,897
6.000%, 11/01/34	208,375	222,245
6.000%, 12/01/34	118,434	126,317
6.000%, 08/01/35	364,309	387,648
6.000%, 09/01/35 (c)	473,278	509,364
6.000%, 10/01/35	664,450	707,017
6.000%, 11/01/35	283,738	301,915
6.000%, 12/01/35	922,894	982,017
6.000%, 02/01/36	691,730	736,044
6.000%, 04/01/36	1,445,805	1,535,716
6.000%, 06/01/36	502,862	534,796
6.000%, 03/01/37	598,055	634,405
6.000%, 07/01/37	764,760	811,243
6.330%, 03/01/11 (c)	154,184	161,120
6.500%, 06/01/31	270,422	292,394
6.500%, 07/01/31	135,802	146,835
6.500%, 08/01/31	85,399	92,338
6.500%, 09/01/31	366,396	396,165

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.500%, 02/01/32	$205,357	$222,042
6.500%, 07/01/32	624,120	675,094
6.500%, 08/01/32	590,842	638,479
6.500%, 01/01/33	251,166	271,416
6.500%, 04/01/34	399,676	430,923
6.500%, 06/01/34	180,855	194,702
6.500%, 08/01/34	224,696	241,899
6.500%, 04/01/36	299,619	321,529
6.500%, 05/01/36	450,345	483,277
6.500%, 02/01/37	1,441,864	1,545,723
6.500%, 05/01/37	804,294	862,228
6.500%, 07/01/37	660,372	707,939
7.500%, 10/01/29	82,331	92,887
7.500%, 02/01/30	44,454	50,137
7.500%, 11/01/31	158,887	179,303
7.500%, 02/01/32	50,657	57,167
Government National Mortgage Association
4.500%, 07/20/33	105,915	106,665
4.500%, 09/15/33	473,478	477,148
4.500%, 09/20/33	57,517	57,924
4.500%, 12/20/34	58,714	59,037
4.500%, 03/20/35	274,463	275,720
5.000%, 07/20/33	204,178	211,330
5.000%, 03/15/34	193,457	200,281
5.000%, 06/15/34	322,088	333,450
5.000%, 12/15/34	192,681	199,478
5.000%, 06/15/35	68,831	71,152
5.000%, 05/15/39	3,305,525	3,402,938
5.000%, 09/15/39	4,041,537	4,163,903
5.500%, 11/15/32	451,610	476,681
5.500%, 08/15/33	2,146,866	2,265,376
5.500%, 12/15/33	791,070	833,653
5.500%, 09/15/34	768,374	810,070
5.500%, 10/15/35	216,599	228,081
6.000%, 12/15/28	158,041	168,832
6.000%, 12/15/31	156,028	166,681
6.000%, 03/15/32	5,647	6,032
6.000%, 10/15/32	572,279	611,352
6.000%, 01/15/33	110,024	117,398
6.000%, 02/15/33	5,904	6,300
6.000%, 04/15/33	608,826	649,634
6.000%, 08/15/33	4,507	4,809
6.000%, 07/15/34	464,269	494,226
6.000%, 09/15/34	359,205	382,383
6.000%, 01/20/35	201,874	214,590
6.000%, 02/20/35	103,703	110,235
6.000%, 04/20/35	159,104	169,126
6.000%, 01/15/38	861,252	910,904

		184,498,532

Food & Staples Retailing—0.2%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,162,978

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Food & Staples Retailing—(Continued)
Wal-Mart Stores, Inc. 5.250%, 09/01/35	$1,830,000	$1,799,474

		2,962,452

Foreign Government—0.2%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	1,996,475
Peruvian Government International Bond 7.350%, 07/21/25	103,000	117,935

		2,114,410

Government Agency—0.1%
The Financing Corp. (FICO) 9.650%, 11/02/18	430,000	586,442
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	93,000	93,486

		679,928

Health Care Equipment & Supplies—0.2%
CareFusion Corp. (144A) 6.375%, 08/01/19	1,110,000	1,188,278
Hospira, Inc.
5.550%, 03/30/12	530,000	564,909
6.050%, 03/30/17 (c)	979,000	1,024,636

		2,777,823

Health Care Providers & Services—0.1%
Cardinal Health, Inc. 5.800%, 10/15/16	793,000	797,635

Hotels, Restaurants & Leisure—0.1%
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,003,327

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,396,000	1,439,823

Insurance—0.3%
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	1,962,300
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	101,222
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	923,364
The Allstate Corp. 5.550%, 05/09/35	1,236,000	1,190,278

		4,177,164

Security Description	Par Amount	Value*

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	$910,000	$917,424
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,345,202

		2,262,626

Media—0.3%
Cox Communications, Inc. 4.625%, 06/01/13	1,058,000	1,100,201
DirecTV Holdings, LLC (144A) 5.875%, 10/01/19	300,000	303,110
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	151,877
News America Holdings, Inc. 8.500%, 02/23/25	722,000	850,465
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,482,347

		3,888,000

Metals & Mining—0.2%
ArcelorMittal 6.125%, 06/01/18	1,727,000	1,781,981
Vale Overseas, Ltd. 6.875%, 11/10/39	550,000	553,698

		2,335,679

Multi-Utilities—0.1%
CenterPoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,456,402

Oil, Gas & Consumable Fuels—0.9%
Anadarko Petroleum Corp. 6.450%, 09/15/36	1,330,000	1,389,011
Devon OEI Operating, Inc. 7.250%, 10/01/11	2,215,000	2,416,556
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	979,496
Hess Corp. 8.125%, 02/15/19	300,000	361,787
Husky Energy, Inc.
5.900%, 06/15/14	771,000	840,429
7.250%, 12/15/19	787,000	909,456
Pemex Project Funding Master Trust 9.125%, 10/13/10	35,000	36,925
Petroleos Mexicanos 8.000%, 05/03/19	759,000	878,542
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	970,000	1,015,794
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,208,875

		11,036,871

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Pharmaceuticals—0.3%
Allergan, Inc. 5.750%, 04/01/16	$1,430,000	$1,542,042
Pfizer, Inc. 7.200%, 03/15/39	540,000	659,846
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	1,760,000	1,937,169

		4,139,057

Real Estate Investment Trusts—0.3%
Boston Properties, Inc. 5.000%, 06/01/15	200,000	199,714
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,680,742
Prologis 5.750%, 04/01/16	322,000	302,435
Simon Property Group, L.P. 5.875%, 03/01/17	1,328,000	1,329,862
Vornado Realty, L.P. 4.750%, 12/01/10 (a)	530,000	542,098

		4,054,851

Real Estate Management & Development—0.0%
WEA Finance, LLC (144A) 6.750%, 09/02/19	363,000	389,769

Road & Rail—0.0%
CSX Corp. 6.750%, 03/15/11	92,000	97,711
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	424,556

		522,267

Specialty Retail—0.1%
Home Depot, Inc. 5.875%, 12/16/36	504,000	486,490
Limited Brands, Inc. 5.250%, 11/01/14	1,028,000	992,020

		1,478,510

Tobacco—0.1%
Philip Morris International, Inc. 4.875%, 05/16/13	826,000	871,972

U.S. Treasury—10.4%
U.S. Treasury Bonds
4.500%, 02/15/36 (a)	293,000	288,605
5.000%, 05/15/37 (a)	4,007,000	4,255,558
5.375%, 02/15/31 (a)	8,090,000	8,939,450
6.250%, 08/15/23 (a)	1,251,000	1,494,163
8.500%, 02/15/20 (a)	1,104,000	1,529,902
U.S. Treasury Inflation Indexed Notes (TIPS) 1.625%, 01/15/15 (a)	4,585,046	4,768,447

Security Description	Par Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.875%, 02/28/11 (a)	$7,654,000	$7,672,538
1.500%, 10/31/10 (a)	11,093,000	11,190,929
1.500%, 12/31/13 (a)	3,886,000	3,783,689
1.875%, 04/30/14	17,828,000	17,461,688
2.000%, 11/30/13 (a)	2,098,000	2,086,856
2.625%, 02/29/16 (a)	800,000	778,250
2.750%, 10/31/13 (a)	6,744,000	6,906,807
3.125%, 09/30/13 (a)	10,194,000	10,594,594
3.500%, 05/31/13 (a)	3,900,000	4,109,929
3.750%, 11/15/18 (a)	14,560,000	14,558,864
3.875%, 02/15/13	5,448,000	5,802,120
4.125%, 08/31/12 (a)	7,209,000	7,706,868
4.125%, 05/15/15	125,000	133,281
4.500%, 04/30/12 (a)	3,651,000	3,914,270
4.750%, 08/15/17	2,444,000	2,651,931
5.125%, 06/30/11	764,000	811,839
6.500%, 02/15/10	6,277,000	6,322,609

		127,763,187

Wireless Telecommunication Services—0.2%
AT&T Mobility, LLC 6.500%, 12/15/11	900,000	978,594
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,660,846

		2,639,440

Yankee—0.2%
Petro-Canada 6.050%, 05/15/18	1,664,000	1,788,755
StatoilHydro ASA 7.750%, 06/15/23	100,000	122,869

		1,911,624

Total Fixed Income (Identified Cost $477,908,073)		483,340,520

Fixed Income—Municipal—0.6%

Government Agency—0.6%
California Educational Facilities Authority 5.000%, 03/15/39	730,000	827,681
Massachusetts Health & Educational Facilities Authority
5.500%, 06/01/30	735,000	839,877
5.500%, 07/01/32	2,145,000	2,619,217
Metropolitan Transportation Authority 7.336%, 11/15/39	1,075,000	1,197,819
New Jersey State Turnpike Authority 7.414%, 01/01/40	1,050,000	1,175,748

Total Fixed Income—Municipal (Identified Cost $6,449,349)		6,660,342

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Convertible Preferred Stock—0.4%

Security Description	Shares	Value*

Diversified Financial Services—0.4%
Bank of America Corp.	360,260	$5,375,079

Total Convertible Preferred Stock (Identified Cost $5,420,869)		5,375,079

Short Term Investments—8.8%
Security Description	Shares/Par Amount	Value*

Mutual Funds—7.8%
State Street Navigator Securities Lending Prime Portfolio (f)	96,797,871	96,797,871

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $11,931,006 on 01/04/10, collateralized by $12,205,000 Federal Home Loan Bank due 06/15/12 with a value of $12,174,487.	$11,931,000	11,931,000

Total Short Term Investments (Identified Cost $108,728,871)		108,728,871

Total Investments 107.5% (Identified Cost $1,253,726,702) (g)		1,322,517,347
Liabilities in excess of other assets		(91,775,182)

Net Assets—100.0%		$1,230,742,165

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $94,509,826 and the collateral received consisted of cash in the amount of $96,797,871 and non-cash collateral with a value of $653,391. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the bond.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,290,143,297 and the composition of unrealized appreciation and depreciation of investment securities was $70,751,592 and $(38,377,542), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the market value of 144A securities was $37,897,913, which is 3.1% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Credit Quality Composition as of December 31, 2009 (Unaudited)	Percentage of Fixed Income Value
AAA/Government	71.3%
AA	3.1%
A	11.0%
BBB	13.3%
BB	0.6%
B	0.2%
CCC	0.2%
Below CCC	0.3%

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$52,265,435	$—	$—	$52,265,435
Air Freight & Logistics	2,243,167	—	—	2,243,167
Auto Components	2,428,718	—	—	2,428,718
Beverages	9,694,256	10,534,749	—	20,229,005
Biotechnology	1,879,043	—	—	1,879,043
Capital Markets	51,925,544	—	—	51,925,544
Chemicals	16,940,784	—	—	16,940,784
Commercial Banks	18,962,883	—	—	18,962,883
Communications Equipment	2,991,819	—	—	2,991,819
Computers & Peripherals	17,219,631	—	—	17,219,631
Construction & Engineering	2,017,342	—	—	2,017,342
Diversified Consumer Services	2,048,210	—	—	2,048,210
Diversified Financial Services	29,003,502	1,775,713	—	30,779,215
Diversified Telecommunication Services	25,978,385	1,671,572	—	27,649,957
Electric Utilities	19,039,531	—	—	19,039,531
Electronic Equipment, Instruments & Components	3,960,961	—	—	3,960,961
Energy Equipment & Services	5,613,405	—	—	5,613,405
Food & Staples Retailing	20,794,035	—	—	20,794,035
Food Products	14,344,915	16,535,989	—	30,880,904
Health Care Equipment & Supplies	17,376,823	—	—	17,376,823
Health Care Providers & Services	1,770,850	—	—	1,770,850
Hotels, Restaurants & Leisure	735,057	—	—	735,057
Household Durables	2,711,333	—	—	2,711,333
Household Products	14,660,112	—	—	14,660,112
Independent Power Producers & Energy Traders	2,112,151	—	—	2,112,151
Industrial Conglomerates	8,901,906	—	—	8,901,906
Insurance	33,377,098	—	—	33,377,098
Internet Software & Services	2,021,135	—	—	2,021,135
IT Services	13,419,876	—	—	13,419,876
Leisure Equipment & Products	2,656,812	—	—	2,656,812
Life Sciences Tools & Services	5,186,476	—	—	5,186,476
Machinery	10,008,336	—	—	10,008,336
Media	18,192,547	—	—	18,192,547
Metals & Mining	1,348,235	—	—	1,348,235
Multi-Utilities	23,366,246	—	—	23,366,246
Multiline Retail	5,036,310	—	—	5,036,310
Oil, Gas & Consumable Fuels	96,607,851	—	—	96,607,851
Pharmaceuticals	47,654,940	3,492,726	—	51,147,666
Professional Services	1,367,638	—	—	1,367,638
Road & Rail	1,108,400	—	—	1,108,400
Semiconductors & Semiconductor Equipment	8,862,478	—	—	8,862,478
Software	9,032,192	—	—	9,032,192
Specialty Retail	13,150,788	—	—	13,150,788

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$10,289,081	$—	$—	$10,289,081
Tobacco	21,094,424	—	—	21,094,424
Trading Companies & Distributors	2,890,375	—	—	2,890,375
Wireless Telecommunication Services	—	10,110,750	—	10,110,750
Total Common Stock	674,291,036	44,121,499	—	718,412,535
Fixed Income
Aerospace & Defense	—	1,769,865	—	1,769,865
Asset Backed	—	5,316,124	1,360,000	6,676,124
Beverages	—	4,045,445	—	4,045,445
Capital Markets	—	8,098,929	—	8,098,929
Collateralized-Mortgage Obligation	—	589,243	—	589,243
Commercial Banks	—	18,821,144	—	18,821,144
Commercial Mortgage-Backed Securities	—	24,891,569	—	24,891,569
Commercial Services & Supplies	—	2,928,853	—	2,928,853
Construction & Engineering	—	1,244,608	—	1,244,608
Consumer Finance	—	3,376,272	—	3,376,272
Diversified Financial Services	—	28,625,464	—	28,625,464
Diversified Telecommunication Services	—	4,603,726	—	4,603,726
Electric Utilities	—	9,059,866	—	9,059,866
Electronic Equipment, Instruments & Components	—	1,432,036	—	1,432,036
Energy Equipment & Services	—	1,976,027	—	1,976,027
Federal Agencies	—	184,498,532	—	184,498,532
Food & Staples Retailing	—	2,962,452	—	2,962,452
Foreign Government	—	2,114,410	—	2,114,410
Government Agency	—	679,928	—	679,928
Health Care Equipment & Supplies	—	2,777,823	—	2,777,823
Health Care Providers & Services	—	797,635	—	797,635
Hotels, Restaurants & Leisure	—	1,003,327	—	1,003,327
Household Durables	—	1,439,823	—	1,439,823
Insurance	—	4,177,164	—	4,177,164
Machinery	—	2,262,626	—	2,262,626
Media	—	3,888,000	—	3,888,000
Metals & Mining	—	2,335,679	—	2,335,679
Multi-Utilities	—	1,456,402	—	1,456,402
Oil, Gas & Consumable Fuels	—	11,036,871	—	11,036,871
Pharmaceuticals	—	4,139,057	—	4,139,057
Real Estate Investment Trusts	—	4,054,851	—	4,054,851
Real Estate Management & Development	—	389,769	—	389,769
Road & Rail	—	522,267	—	522,267
Specialty Retail	—	1,478,510	—	1,478,510
Tobacco	—	871,972	—	871,972
U.S. Treasury	—	127,763,187	—	127,763,187
Wireless Telecommunication Services	—	2,639,440	—	2,639,440
Yankee	—	1,911,624	—	1,911,624
Total Fixed Income	—	481,980,520	1,360,000	483,340,520
Total Fixed Income—Municipal*	—	6,660,342	—	6,660,342
Total Convertible Preferred Stock*	5,375,079	—	—	5,375,079
Short Term Investments
Mutual Funds	96,797,871	—	—	96,797,871
Repurchase Agreement	—	11,931,000	—	11,931,000
Total Short Term Investments	96,797,871	11,931,000	—	108,728,871
Total Investments	$776,463,986	$544,693,361	$1,360,000	$1,322,517,347

*	See Schedule of Investments for additional detailed categorization.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Fixed Income
Balance as of January 1, 2009	$2,751,986
Transfers In (Out) of Level 3	(1,915,620)
Accrued discounts/premiums	0
Realized Gain (Loss)	(346,266)
Change in unrealized appreciation (depreciation)	948,900
Net Purchases (Sales)	(79,000)
Balance as of December 31, 2009	$1,360,000

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,322,517,347
Cash		428
Cash denominated in foreign currencies (c)		143
Receivable for:
Securities sold		30,662,709
Fund shares sold		551,777
Accrued interest and dividends		5,494,249
Foreign taxes		42,450

Total Assets		1,359,269,103
Liabilities
Payable for:
Securities purchased	$29,698,134
Fund shares redeemed	1,132,087
Foreign taxes	1,513
Collateral for securities loaned	96,797,871
Accrued expenses:
Management fees	565,954
Distribution and service fees	184,408
Deferred directors’ fees	23,579
Other expenses	123,392

Total Liabilities		128,526,938

Net Assets		$1,230,742,165

Net assets consists of:
Paid in surplus		$1,416,277,618
Undistributed net investment income		34,798,611
Accumulated net realized losses		(289,122,599)
Unrealized appreciation on investments and foreign currency transactions		68,788,535

Net Assets		$1,230,742,165

Net Assets
Class A		$188,059,916
Class B		207,872,121
Class E		38,613,104
Class F		796,197,024
Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,545,427
Class B (5,000,000)		1,725,829
Class E (5,000,000)		318,694
Class F (15,000,000)		6,590,259
Net Asset Value, Offering and Redemption Price Per Share
Class A		$121.69
Class B		120.45
Class E		121.16
Class F		120.81

(a)	Identified cost of investments was $1,253,726,702.
(b)	Includes securities loaned at value of $94,509,826.
(c)	Identified cost of cash denominated in foreign currencies was $146.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$20,287,391
Interest (b)		23,328,500

		43,615,891
Expenses
Management fees	$6,250,366
Distribution and service fees—Class B	442,494
Distribution and service fees—Class E	55,903
Distribution and service fees—Class F	1,517,334
Directors’ fees and expenses	36,439
Custodian and accounting	213,270
Audit and tax services	42,051
Legal	26,735
Shareholder reporting	250,087
Insurance	18,466
Miscellaneous	12,618

Total expenses	8,865,763
Less broker commission recapture	(93,496)	8,772,267

Net Investment Income		34,843,624

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments—net	(81,692,675)
Foreign currency transactions—net	(58,663)	(81,751,338)

Net change in unrealized appreciation (depreciation) on:
Investments—net	240,768,627
Foreign currency transactions—net	(835)	240,767,792

Net realized and unrealized gain		159,016,454

Net Increase in Net Assets From Operations		$193,860,078

(a)	Net of foreign taxes of $242,599.
(b)	Includes net income on securities loaned of $590,090.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,843,624	$45,639,690
Net realized loss	(81,751,338)	(165,471,635)
Net change in unrealized appreciation (depreciation)	240,767,792	(255,112,541)

Increase (decrease) in net assets from operations	193,860,078	(374,944,486)

From Distributions to Shareholders
Net investment income
Class A	(7,755,264)	(8,242,746)
Class B	(6,957,171)	(6,933,300)
Class E	(1,586,511)	(2,019,738)
Class F	(31,753,062)	(37,319,916)

	(48,052,008)	(54,515,700)

Net realized gain
Class A	0	(17,741,215)
Class B	0	(16,174,203)
Class E	0	(4,559,937)
Class F	0	(85,690,529)

	0	(124,165,884)

Total distributions	(48,052,008)	(178,681,584)

Decrease in net assets from capital share transactions	(83,930,348)	(136,675,245)

Total increase (decrease) in net assets	61,877,722	(690,301,315)

Net Assets
Beginning of the period	1,168,864,443	1,859,165,758

End of the period	$1,230,742,165	$1,168,864,443

Undistributed Net Investment Income
End of the period	$34,798,611	$47,646,451

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	121,062	$13,194,265	369,060	$41,819,796
Reinvestments	78,123	7,755,264	193,089	25,983,961
Redemptions	(304,803)	(33,323,632)	(621,960)	(74,091,292)

Net decrease	(105,618)	$(12,374,103)	(59,811)	$(6,287,535)

Class B
Sales	379,401	$40,983,608	236,146	$30,497,195
Reinvestments	70,681	6,957,171	173,207	23,107,503
Redemptions	(242,383)	(25,790,569)	(418,494)	(52,728,935)

Net increase (decrease)	207,699	$22,150,210	(9,141)	$875,763

Class E
Sales	15,427	$1,671,768	26,795	$3,521,259
Reinvestments	16,035	1,586,511	49,065	6,579,675
Redemptions	(87,004)	(9,228,100)	(179,718)	(23,391,550)

Net decrease	(55,542)	$(5,969,821)	(103,858)	$(13,290,616)

Class F
Sales	348,700	$38,139,027	552,104	$72,028,264
Reinvestments	321,713	31,753,062	919,636	123,010,445
Redemptions	(1,466,620)	(157,628,723)	(2,474,872)	(313,011,566)

Net decrease	(796,207)	$(87,736,634)	(1,003,132)	$(117,972,857)

Decrease derived from capital share transactions		$(83,930,348)		$(136,675,245)

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$107.65	$154.53	$156.45	$147.99	$147.96

Income (Loss) From Investment Operations
Net investment income	3.52 (a)	4.08 (a)	4.40 (a)	4.32	3.84
Net realized and unrealized gain (loss) on investments	15.39	(35.15)	2.49	13.06	0.46

Total from investment operations	18.91	(31.07)	6.89	17.38	4.30

Less Distributions
Distributions from net investment income	(4.87)	(5.02)	(3.51)	(5.49)	(2.61)
Distributions from net realized capital gains	0.00	(10.79)	(5.30)	(3.43)	(1.66)

Total distributions	(4.87)	(15.81)	(8.81)	(8.92)	(4.27)

Net Asset Value, End of Period	$121.69	$107.65	$154.53	$156.45	$147.99

Total Return (%)	18.60	(22.15)	4.38	12.21	3.12
Ratio of expenses to average net assets before broker commission recapture (%)	0.60	0.58	0.58	0.59	0.66
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.59	0.56	0.57	0.58	0.65
Ratio of net investment income to average net assets (%)	3.21	3.15	2.80	2.74	2.53
Portfolio turnover rate (%)	43	52	58	55	47
Net assets, end of period (in millions)	$188.06	$177.74	$264.38	$279.70	$261.65

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$106.53	$153.05	$155.02	$146.58	$146.59

Income (Loss) From Investment Operations
Net investment income	3.19 (a)	3.72 (a)	3.97 (a)	3.71	2.75
Net realized and unrealized gain (loss) on investments	15.28	(34.82)	2.45	13.15	1.16

Total from investment operations	18.47	(31.10)	6.42	16.86	3.91

Less Distributions
Distributions from net investment income	(4.55)	(4.63)	(3.09)	(4.99)	(2.26)
Distributions from net realized capital gains	0.00	(10.79)	(5.30)	(3.43)	(1.66)

Total distributions	(4.55)	(15.42)	(8.39)	(8.42)	(3.92)

Net Asset Value, End of Period	$120.45	$106.53	$153.05	$155.02	$146.58

Total Return (%)	18.30	(22.35)	4.12	11.93	2.85
Ratio of expenses to average net assets before broker commission recapture (%)	0.85	0.83	0.83	0.84	0.91
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.84	0.81	0.82	0.83	0.90
Ratio of net investment income to average net assets (%)	2.93	2.90	2.56	2.50	2.29
Portfolio turnover rate (%)	43	52	58	55	47
Net assets, end of period (in millions)	$207.87	$161.73	$233.74	$210.53	$158.53

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$107.16	$153.85	$155.83	$147.36	$147.29

Income (Loss) From Investment Operations
Net investment income	3.35 (a)	3.88 (a)	4.14 (a)	4.27	3.46
Net realized and unrealized gain (loss) on investments	15.33	(35.00)	2.46	12.81	0.60

Total from investment operations	18.68	(31.12)	6.60	17.08	4.06

Less Distributions
Distributions from net investment income	(4.68)	(4.78)	(3.28)	(5.18)	(2.33)
Distributions from net realized capital gains	0.00	(10.79)	(5.30)	(3.43)	(1.66)

Total distributions	(4.68)	(15.57)	(8.58)	(8.61)	(3.99)

Net Asset Value, End of Period	$121.16	$107.16	$153.85	$155.83	$147.36

Total Return (%)	18.42	(22.27)	4.22	12.04	2.95
Ratio of expenses to average net assets before broker commission recapture (%)	0.75	0.73	0.73	0.74	0.81
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.74	0.71	0.72	0.73	0.80
Ratio of net investment income to average net assets (%)	3.07	2.98	2.65	2.57	2.38
Portfolio turnover rate (%)	43	52	58	55	47
Net assets, end of period (in millions)	$38.61	$40.10	$73.56	$85.33	$90.64

	Class F
	Year ended December 31,
	2009	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$106.86	$153.46	$155.39	$143.80

Income (Loss) From Investment Operations
Net investment income	3.28 (a)	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	15.28	(34.91)	2.43	8.90

Total from investment operations	18.56	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(4.61)	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	0.00	(10.79)	(5.30)	0.00

Total distributions	(4.61)	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$120.81	$106.86	$153.46	$155.39

Total Return (%)	18.36	(22.31)	4.18	8.05	(d)
Ratio of expenses to average net assets before broker commission recapture (%)	0.80	0.78	0.78	0.79	(e)
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.79	0.76	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	3.01	2.94	2.60	2.67	(e)
Portfolio turnover rate (%)	43	52	58	55
Net assets, end of period (in millions)	$796.20	$789.29	$1,287.49	$1,398.44

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	Commencement of operations was May 2, 2006.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, capital loss carryforwards, post October loss deferral, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,250,366	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

MSF-25

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and F shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$183,943,954	$301,067,113	$150,326,341	$408,312,922

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

MSF-26

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$48,052,008	$70,504,822	$—	$108,176,762	$—	$—	$48,052,008	$178,681,584

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$34,815,731	$—	$32,371,940	$(249,908,839)	$(182,721,168)

As of December 31, 2009, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$164,780,263	$85,128,576	$249,908,839

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(2,797,167)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years,

MSF-27

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-28

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Total Return Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-29

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-30

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-31

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-32

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-33

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-34

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-35

Simplify your life…

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(see details on inside cover)

Metropolitan Series Fund, Inc. MFS® Value Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the MFS Value Portfolio returned 20.82%, 20.59%, and 20.67%, respectively, compared to its benchmark, the Russell 1000® Value Index1, which returned 19.69%.

MARKET ENVIRONMENT/CONDITIONS

After having suffered through one of the largest and most concentrated downturns since the 1930s, most asset markets staged a remarkable rebound during 2009. During the early stages of the period, the fallout from a series of tumultuous financial events pushed global equity and credit markets to their lowest points during the crisis. Not only did Europe and Japan fall into very deep recessions, but an increasingly powerful engine of global growth—emerging markets—also contracted almost across the board. The subsequent recovery in global activity has been similarly synchronized, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recovery included an unwinding of the inventory destocking that took place earlier, as well as massive fiscal and monetary stimulus.

During the first half of the reporting period, the Fed implemented its final interest rate cut, while making increasing use of its new lending facilities to alleviate ever-tightening credit markets. On the fiscal front, the U.S. Treasury designed and began implementing a massive fiscal stimulus package. As inflationary concerns diminished in the face of global deleveraging and equity and credit markets deteriorated more sharply, central banks around the world also cut interest rates dramatically. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global economic activity.

However, by the end of the period, there were ever-broadening signs that the global macroeconomic deterioration had passed, which caused the subsequent rise in asset valuations. As most asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning the existence of asset bubbles and the need for monetary exit strategies had begun, creating added uncertainty regarding the forward path of policy rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Strong stock selection and an underweighted position in the energy sector boosted performance relative to the Russell 1000® Value Index. An underweighted position in integrated oil and gas company

Exxon Mobil helped as this stock underperformed the benchmark during the reporting period.

The Portfolio’s overweighted position in the technology sector was another contributor to relative results. Holdings of strong-performing provider of computer products and services IBM and enterprise software products maker Oracle bolstered relative performance. An overweighted position in semiconductor company Intel also helped as this stock outperformed the benchmark.

An underweighted position in the utilities and communications sector was another positive factor. An underweighted position in telecommunications service provider Verizon aided results as this benchmark constituent underperformed the benchmark during the reporting period.

Stock selection in the health care sector benefited relative results. No individual stocks within this sector were among the top contributors.

While the financial services sector as a whole was not a contributor to our results in 2009, several stocks were among the largest contributors to our results. Our ownership of strong-performing financial services firm Goldman Sachs, not holding poor performing Citigroup and having an underweighted position in Wells Fargo, an underperformer during the period, positively affected our relative returns during the reporting period. Elsewhere, not holding poor-performing diversified industrial conglomerate General Electric and holding strong-performing coatings, glass and chemicals maker PPG Industries helped relative results.

During the reporting period, the Portfolio’s currency exposure was also a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposures than the benchmark.

Stock selection in the autos and housing sector was the primary detractor from performance. Not holding auto manufacturer Ford Motor hurt as this stock significantly outperformed the benchmark during the reporting period.

Elsewhere, holdings of defense contractor Lockheed Martin was among the Portfolio’s top detractors. An overweighted position in insurance company Allstate and not holding strong-performing precious metals company Freeport-McMoran hindered relative results. The timing of our transactions in financial services firm Bank of America dampened relative performance as the Portfolio missed most of the positive price gains during the reporting period.

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

The Portfolio’s cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Steven R. Gorham

Nevin P. Chitkara

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
MFS Value Portfolio
Class A	20.82	2.53	4.84	—
Class B	20.59	—	—	–9.31
Class E	20.67	—	—	–9.22
Russell 1000 Value Index[1]	19.69	–0.25	2.47	—

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 7/20/98, 4/28/08 and 4/28/08, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Lockheed Martin Corp.	4.2
AT&T, Inc.	3.6
Philip Morris International, Inc.	2.9
The Bank of New York Mellon Corp.	2.8
JPMorgan Chase & Co.	2.7
The Goldman Sachs Group, Inc.	2.5
Northrop Grumman Corp.	2.5
The Allstate Corp.	2.4
Total S.A. (ADR)	2.4
Chevron Corp.	2.2

Top Sectors

% of Net Assets
Financials	20.4
Energy	13.5
Consumer Staples	13.4
Health Care	11.9
Industrials	11.9
Consumer Discretionary	7.7
Information Technology	7.4
Utilities	5.3
Telecommunications	5.1
Materials	2.1

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Understanding Your Portfolio's Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses paid during period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.64%	$1,000.00	$1,183.90	$3.52
	Hypothetical	0.64%	$1,000.00	$1,021.94	$3.26

Class B(a)	Actual	0.89%	$1,000.00	$1,182.80	$4.90
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

Class E(a)	Actual	0.79%	$1,000.00	$1,183.70	$4.35
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—97.8% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.7%
Lockheed Martin Corp.	1,175,580	$88,579,953
Northrop Grumman Corp.	922,330	51,512,130
United Technologies Corp.	615,190	42,700,338

		182,792,421

Auto Components—0.3%
Johnson Controls, Inc.	231,920	6,317,501

Beverages—2.4%
Diageo plc (GBP)	1,665,720	29,069,773
PepsiCo, Inc.	340,750	20,717,600

		49,787,373

Capital Markets—7.1%
Northern Trust Corp.	151,930	7,961,132
State Street Corp.	662,690	28,853,522
The Bank of New York Mellon Corp.	2,120,746	59,317,266
The Goldman Sachs Group, Inc.	312,220	52,715,225

		148,847,145

Chemicals—2.1%
Air Products & Chemicals, Inc.	209,170	16,955,320
PPG Industries, Inc.	462,200	27,057,188

		44,012,508

Commercial Banks—3.1%
PNC Financial Services Group, Inc.	375,970	19,847,456
Regions Financial Corp.	1,092,110	5,777,262
Wells Fargo & Co.	1,439,060	38,840,230

		64,464,948

Computers & Peripherals—2.0%
Hewlett-Packard Co.	145,520	7,495,735
International Business Machines Corp.	265,760	34,787,984

		42,283,719

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (a) (b)	59,590	3,609,962

Diversified Financial Services—2.7%
JPMorgan Chase & Co.	1,337,280	55,724,458

Diversified Telecommunication Services—3.6%
AT&T, Inc.	2,693,030	75,485,631

Electric Utilities—1.9%
Entergy Corp.	160,190	13,109,950
FPL Group, Inc.	228,220	12,054,580
PPL Corp.	482,770	15,598,299

		40,762,829

Energy Equipment & Services—0.7%
National Oilwell Varco, Inc.	347,670	15,328,770

Security Description	Shares	Value*

Food & Staples Retailing—2.4%
CVS Caremark Corp.	817,798	$26,341,274
The Kroger Co.	506,720	10,402,962
Wal-Mart Stores, Inc.	253,990	13,575,765

		50,320,001

Food Products—3.9%
Campbell Soup Co.	123,720	4,181,736
General Mills, Inc.	171,270	12,127,629
Kellogg Co.	335,000	17,822,000
Nestle S.A. (CHF)	798,218	38,736,600
The J. M. Smucker Co.	148,770	9,186,547

		82,054,512

Health Care Equipment & Supplies—2.9%
Becton, Dickinson & Co.	254,520	20,071,447
Medtronic, Inc.	677,450	29,794,251
St. Jude Medical, Inc. (b)	273,630	10,064,112

		59,929,810

Household Durables—0.7%
Black & Decker Corp.	118,100	7,656,423
Pulte Homes, Inc. (a) (b)	722,340	7,223,400

		14,879,823

Household Products—1.4%
Kimberly-Clark Corp.	106,480	6,783,841
Procter & Gamble Co.	367,455	22,278,796

		29,062,637

Industrial Conglomerates—1.1%
3M Co.	271,470	22,442,425

Insurance—6.7%
AON Corp.	431,460	16,542,176
Prudential Financial, Inc.	360,610	17,943,954
The Allstate Corp.	1,646,440	49,459,058
The Chubb Corp.	499,210	24,551,148
The Travelers Cos., Inc.	638,340	31,827,632

		140,323,968

IT Services—2.5%
Accenture plc	1,086,660	45,096,390
The Western Union Co.	418,550	7,889,667

		52,986,057

Leisure Equipment & Products—0.4%
Hasbro, Inc.	246,560	7,904,714

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc. (b)	151,630	7,231,235
Waters Corp. (b)	158,790	9,838,628

		17,069,863

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—1.2%
Danaher Corp. (a)	139,140	$10,463,328
Eaton Corp.	224,300	14,269,966

		24,733,294

Media—2.7%
Omnicom Group, Inc.	639,970	25,054,825
The Walt Disney Co.	948,271	30,581,740

		55,636,565

Multi-Utilities—3.3%
Dominion Resources, Inc.	793,454	30,881,230
PG&E Corp.	453,780	20,261,277
Public Service Enterprise Group, Inc.	560,730	18,644,272

		69,786,779

Oil, Gas & Consumable Fuels—12.8%
Apache Corp.	316,200	32,622,354
Chevron Corp.	600,484	46,231,263
ConocoPhillips	192,957	9,854,314
Devon Energy Corp.	340,350	25,015,725
EOG Resources, Inc.	194,400	18,915,120
Exxon Mobil Corp.	624,730	42,600,339
Hess Corp.	459,310	27,788,255
Occidental Petroleum Corp.	186,620	15,181,537
Total S.A. (ADR)	768,810	49,234,592

		267,443,499

Pharmaceuticals—8.2%
Abbott Laboratories	707,870	38,217,901
GlaxoSmithKline plc (GBP)	490,260	10,392,645
Johnson & Johnson	691,840	44,561,414
Merck & Co., Inc.	823,060	30,074,612
Pfizer, Inc.	2,288,199	41,622,340
Roche Holding AG (CHF)	46,790	7,950,897

		172,819,809

Professional Services—0.4%
Dun & Bradstreet Corp.	89,250	7,530,023

Road & Rail—0.3%
Canadian National Railway Co.	108,780	5,913,281

Semiconductors & Semiconductor Equipment—1.4%
Intel Corp.	1,435,990	29,294,196

Software—1.4%
Oracle Corp.	1,235,000	30,306,900

Specialty Retail—2.0%
Advance Auto Parts, Inc.	264,050	10,688,744
Home Depot, Inc.	132,280	3,826,860
Staples, Inc.	349,160	8,585,844
The Sherwin-Williams Co. (a)	318,190	19,616,414

		42,717,862

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—1.4%
Nike, Inc. (a)	448,590	$29,638,341

Tobacco—3.3%
Altria Group, Inc.	223,810	4,393,390
Lorillard, Inc.	40,580	3,255,734
Philip Morris International, Inc.	1,264,290	60,926,135

		68,575,259

Trading Companies & Distributors—0.3%
W.W. Grainger, Inc. (a)	63,040	6,104,163

Wireless Telecommunication Services—1.5%
Vodafone Group plc (GBP)	13,221,405	30,638,592

Total Common Stock (Identified Cost $1,814,513,944)		2,047,529,638

Convertible Preferred Stock—1.0%

Diversified Financial Services—1.0%
Bank of America Corp.	1,375,270	20,519,028

Total Convertible Preferred Stock (Identified Cost $20,719,103)		20,519,028

Short Term Investments—3.2%
Security Description	Shares/Par Amount	Value*

Mutual Funds—1.5%
State Street Navigator Securities Lending Prime Portfolio (c)	32,052,107	32,052,107

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $35,702,020 on 01/04/10 collateralized by $36,330,000 Federal Home Loan Bank due 04/05/12 with a value of $36,420,825.	$35,702,000	35,702,000

Total Short Term Investments (Identified Cost $67,754,107)		67,754,107

Total Investments—102.0% (Identified Cost $1,902,987,154) (d)		2,135,802,773
Liabilities in excess of other assets		(41,485,432)

Net Assets—100.0%		$2,094,317,341

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2009

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $31,139,321 and the collateral received consisted of cash in the amount of $32,052,107. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $1,921,978,075 and the composition of unrealized appreciation and depreciation of investment securities was $240,181,269 and $(26,356,571), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio's investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$182,792,421	$—	$—	$182,792,421
Auto Components	6,317,501	—	—	6,317,501
Beverages	20,717,600	29,069,773	—	49,787,373
Capital Markets	148,847,145	—	—	148,847,145
Chemicals	44,012,508	—	—	44,012,508
Commercial Banks	64,464,948	—	—	64,464,948
Computers & Peripherals	42,283,719	—	—	42,283,719
Diversified Consumer Services	3,609,962	—	—	3,609,962
Diversified Financial Services	55,724,458	—	—	55,724,458
Diversified Telecommunication Services	75,485,631	—	—	75,485,631
Electric Utilities	40,762,829	—	—	40,762,829
Energy Equipment & Services	15,328,770	—	—	15,328,770
Food & Staples Retailing	50,320,001	—	—	50,320,001
Food Products	43,317,912	38,736,600	—	82,054,512
Health Care Equipment & Supplies	59,929,810	—	—	59,929,810
Household Durables	14,879,823	—	—	14,879,823
Household Products	29,062,637	—	—	29,062,637
Industrial Conglomerates	22,442,425	—	—	22,442,425
Insurance	140,323,968	—	—	140,323,968
IT Services	52,986,057	—	—	52,986,057
Leisure Equipment & Products	7,904,714	—	—	7,904,714
Life Sciences Tools & Services	17,069,863	—	—	17,069,863
Machinery	24,733,294	—	—	24,733,294
Media	55,636,565	—	—	55,636,565
Multi-Utilities	69,786,779	—	—	69,786,779
Oil, Gas & Consumable Fuels	267,443,499	—	—	267,443,499
Pharmaceuticals	154,476,267	18,343,542	—	172,819,809
Professional Services	7,530,023	—	—	7,530,023
Road & Rail	5,913,281	—	—	5,913,281
Semiconductors & Semiconductor Equipment	29,294,196	—	—	29,294,196
Software	30,306,900	—	—	30,306,900
Specialty Retail	42,717,862	—	—	42,717,862
Textiles, Apparel & Luxury Goods	29,638,341	—	—	29,638,341
Tobacco	68,575,259	—	—	68,575,259
Trading Companies & Distributors	6,104,163	—	—	6,104,163
Wireless Telecommunication Services	—	30,638,592	—	30,638,592
Total Common Stock	1,930,741,131	116,788,507	—	2,047,529,638
Total Convertible Preferred Stock	20,519,028	—	—	20,519,028
Short Term Investments
Mutual Funds	32,052,107	—	—	32,052,107
Repurchase Agreement	—	35,702,000	—	35,702,000
Total Short Term Investments	32,052,107	35,702,000	—	67,754,107
Total Investments	$1,983,312,266	$152,490,507	$—	$2,135,802,773

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at values (a)(b)		$2,135,802,773
Cash		890
Cash denominated in foreign currencies (c)		93,219
Receivable for:
Fund shares sold		690,264
Accrued interest and dividends		3,999,694
Foreign taxes		355,771

Total Assets		2,140,942,611
Liabilities
Payable for:
Securities purchased	$13,039,262
Fund shares redeemed	329,077
Foreign taxes	3,915
Collateral for securities loaned	32,052,107
Accrued expenses:
Management fees	1,060,438
Distribution and service fees	39,611
Deferred directors' fees	4,075
Other expenses	96,785

Total Liabilities		46,625,270

Net Assets		$2,094,317,341

Net assets consists of:
Paid in surplus		$1,924,014,028
Undistributed net investment income		30,326,443
Accumulated net realized losses		(92,821,436)
Unrealized appreciation on investments and foreign currency transactions		232,798,306

Net Assets		$2,094,317,341

Net Assets
Class A		$1,876,275,551
Class B		145,557,474
Class E		72,484,316
Capital Shares (Authorized) Outstanding
Class A (300,000,000)		167,563,058
Class B (25,000,000)		13,075,564
Class E (15,000,000)		6,500,029
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.20
Class B		11.13
Class E		11.15

(a)	Identified cost of investments was $1,902,987,154.
(b)	Includes securities loaned at value of $31,139,321.
(c)	Identified cost of cash denominated in foreign currencies was $93,617.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$39,704,692
Interest (b)		206,364

		39,911,056
Expenses
Management fees	$10,041,114
Distribution and service fees—Class B	286,226
Distribution and service fees—Class E	97,973
Directors' fees and expenses	33,897
Custodian and accounting	176,698
Audit and tax services	44,999
Legal	29,973
Shareholder reporting	205,592
Insurance	16,588
Miscellaneous	11,418

Total expenses	10,944,478
Less broker commission recapture	(99,364)
Management fee waivers	(1,272,526)	9,572,588

Net Investment Income		30,338,468

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(71,035,081)
Futures contracts	(432,619)
Foreign currency transactions	135,105	(71,332,595)

Net change in unrealized appreciation (depreciation) on:
Investments	436,973,905
Foreign currency transactions	(7,445)	436,966,460

Net realized and unrealized gain		365,633,865

Net Increase in Net Assets From Operations		$395,972,333

(a)	Net of foreign taxes of $480,525.
(b)	Includes net income on securities loaned of $172,952.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets*

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,338,468	$10,927,370
Net realized loss	(71,332,595)	(40,246,723)
Net change in unrealized appreciation (depreciation)	436,966,460	(222,640,381)

Increase (decrease) in net assets from operations	395,972,333	(251,959,734)

From Distributions to Shareholders
Net investment income
Class A	0	(2,400,602)

Net realized gain
Class A	0	(9,523,977)

Total distributions	0	(11,924,579)

Increase in net assets from capital share transactions	1,110,506,050	708,903,985

Total increase in net assets	1,506,478,383	445,019,672

Net Assets
Beginning of the period	587,838,958	142,819,286

End of the period	$2,094,317,341	$587,838,958

Undistributed (Overdistributed) Net Investment Income
End of the period	$30,326,443	$(47,766)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	129,781,088	$1,169,675,726	20,406,127	$256,345,368
Shares issued through reorganization	0	0	20,468,082	268,991,538
Reinvestments	0	0	908,886	11,924,579
Redemptions	(7,465,707)	(72,795,361)	(6,031,476)	(68,333,747)

Net increase	122,315,381	$1,096,880,365	35,751,619	$468,927,738

Class B
Sales	3,400,685	$32,342,822	1,294,042	$13,975,261
Shares issued through reorganization	0	0	10,820,547	141,965,576
Redemptions	(1,263,738)	(11,402,360)	(1,175,972)	(12,905,564)

Net increase	2,136,947	$20,940,462	10,938,617	$143,035,273

Class E
Sales	613,501	$5,768,683	1,096,333	$12,997,488
Shares issued through reorganization	0	0	7,424,003	97,402,923
Redemptions	(1,419,174)	(13,083,460)	(1,214,634)	(13,459,437)

Net increase (decrease)	(805,673)	$(7,314,777)	7,305,702	$96,940,974

Increase derived from capital share transactions		$1,110,506,050		$708,903,985

*	See Footnote 9 in the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights*

Selected per share data	Class A
	Year ended December 31,
	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.27		$15.04	$14.24		$12.44	$12.32

Income (Loss) From Investment Operations
Net investment income	0.21	(a)	0.24 (a)	0.21	(a)	0.20 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	1.72		(4.77)	0.87		2.45	0.63

Total from investment operations	1.93		(4.53)	1.08		2.65	0.80

Less Distributions
Distributions from net investment income	0.00		(0.25)	(0.00	) (b)	(0.18)	(0.15)
Distributions from net realized capital gains	0.00		(0.99)	(0.28)		(0.67)	(0.53)

Total distributions	0.00		(1.24)	(0.28)		(0.85)	(0.68)

Net Asset Value, End of Period	$11.20		$9.27	$15.04		$14.24	$12.44

Total Return (%)	20.82		(32.53)	7.64		21.33	6.44
Ratio of expenses to average net assets before all reductions (%)	0.74		0.80	0.88		1.02	1.00
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.66		0.74	0.87		1.00	0.99
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	0.65		0.74	0.87		1.00	0.99
Ratio of net investment income to average net assets (%)	2.17		2.15	1.42		1.46	1.36
Portfolio turnover rate (%)	26		34	25		39	23
Net assets, end of period (in millions)	$1,876.28		$419.29	$142.82		$108.12	$78.66

	Class B
	Year ended December 31,
	2009		2008(e)
Net Asset Value, Beginning of Period	$9.24		$13.12

Income (Loss) From Investment Operations
Net investment income	0.18	(a)	0.15	(a)
Net realized and unrealized gain (loss) on investments	1.71		(4.03)

Total from investment operations	1.89		(3.88)

Net Asset Value, End of Period	$11.13		$9.24

Total Return (%)	20.59		(29.65	) (f)
Ratio of expenses to average net assets before all reductions (%)	0.99		1.05	(g)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.91		0.99	(g)
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	0.90		0.99	(g)
Ratio of net investment income to average net assets (%)	1.92		1.97	(g)
Portfolio turnover rate (%)	26		34
Net assets, end of period (in millions)	$145.56		$101.03

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights*

Selected per share data	Class E
	Year ended December 31,
	2009		2008(e)
Net Asset Value, Beginning of Period	$9.24		$13.12

Income (Loss) from Investment Operations
Net investment income	0.19	(a)	0.16	(a)
Net realized and unrealized gain (loss) on investments	1.72		(4.04)

Total from investment operations	1.91		(3.88)

Net Asset Value, End of Period	$11.15		$9.24

Total Return (%)	20.67		(29.57	) (f)
Ratio of expenses to average net assets before all reductions (%)	0.89		0.95	(g)
Ratio of expenses to average net assets net of fee waivers (%) (d)	0.81		0.89	(g)
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (c)	0.80		0.89	(g)
Ratio of net investment income to average net assets (%)	2.03		2.06	(g)
Portfolio turnover rate (%)	26		34
Net assets, end of period (in millions)	$72.48		$67.52

*	See Footnote 9 in the Notes to Financial Statements.
(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2008.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. The MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-15

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$10,041,114	0.750%	Of the first $250 million
	0.700%	Of the next $2.25 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.100%		On the first $250 million
0.050%		On the next $1.0 billion
0.100%		On the next $250 million
0.200%		On the next $1.0 billion
0.175%		On the next $2.5 billion
0.150%	On amounts in excess of $	5.0 billion

MSF-16

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

An identical expense agreement was in place for the period April 28, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$1,483,587,312	$0	$360,037,026

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class, or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 30-May 1, 2009, the Portfolio had $117,932,485 in equity index futures contracts exposure. At December 31, 2009, the Portfolio did not have any open futures contracts. For the year ended December 31, 2009, the Portfolio had realized losses in the amount of $432,619 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades.

The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the years ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Total
2009	2008	2009	2008	2009	2008
$—	$3,322,237	$—	$8,602,342	$—	$11,924,579

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$30,338,112	$—	$213,799,791	$(71,607,849)	$172,530,054

As of December 31, 2009, the Portfolio had $71,607,849 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of

MSF-18

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(2,222,666)

9.	ACQUISITIONS

After the close of business on April 25, 2008, MFS Value Portfolio (the “Portfolio”) acquired the assets and liabilities of the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio for financial reporting purposes, the financial results of MIST MFS Value Predecessor survived. Accordingly, the financial statements presented for the Portfolio reflect the historical results of MIST MFS Value Predecessor prior to the reorganization and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MIST MFS Value Predecessor shareholders as of the reorganization date.

The acquisition was accomplished by a tax free exchange of 25,423,968 Class A shares of the Portfolio for 20,468,082 Class A shares of MIST MFS Value Predecessor, 13,473,349 Class B shares of the Portfolio for 10,820,547 shares Class B shares of the MIST MFS Value Predecessor and 9,238,782 Class E shares of the Portfolio for 7,424,003 Class E shares of the MIST MFS Value Predecessor.

The aggregate net assets of the Portfolio and MIST MFS Value Predecessor immediately before the acquisition were $508,360,038 and $138,253,279, respectively. The aggregate net assets immediately after the acquisition were $646,613,317, which includes $3,057,634 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $504,639,074.

10.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the "Fund") as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-23

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-24

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

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Metropolitan Series Fund, Inc. Morgan Stanley EAFE® Index Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Morgan Stanley EAFE Index Portfolio returned 28.67%, 28.29%, and 28.51%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Indexi, which returned 31.78%.The Class G shares returned 40.23% from its inception date of April 28, 2009 to the end of the year compared to the 35.74% return of the index for the same period. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

MARKET ENVIRONMENT/CONDITIONS

During the one-year period, the MSCI EAFE Index declined 13.9% in the first quarter before rallying 53.1% over the next three quarters. From its low on March 9th to its high on October 21st, the MSCI EAFE Index rallied nearly 82%. The decline in the first quarter was primarily due to challenging financial market conditions and economic data suggesting further weakness in the global economy. The large positive return over the next three quarters was primarily due to expectations that the global recession had ended and that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth.

The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 7.1%. During the year, the price of oil rose from approximately $45 per barrel to $79 per barrel, up approximately 78%.

Oil prices rose from its low due to increased global oil demand and increased investment speculation on oil futures by large financial institutions and hedge funds. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/POSITIONING

All twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the year. The United Kingdom (19.9% beginning-of-year weight), was up 43.3%, providing the largest positive contribution to the benchmark return. The best performing country was Norway (0.6% beginning weight), up 88.6%. The next best performing countries were Australia (6.0% beginning weight), up 77.0% and Singapore (1.1% beginning weight), up 74.1%. Japan, the largest weight in the index with a beginning weight of 25.3%, was the worst relative-performing country, up 6.6%.

The stocks with the largest positive impact on the benchmark return for the year were BHP Billiton Limited; up 89.2%; Banco Santander, up 88.7%; and HSBC Holdings, up 41.2%. The stocks with the largest negative impact were Volkswagen, down 68.0%; Nintendo, down 33.8%; and Sumitomo Mitsui Financial Group, down 29.6%.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley EAFE Index Portfolio
Class A	28.67	3.29	0.78	—
Class B	28.29	3.03	—	2.38
Class E	28.51	3.14	—	3.40
Class G	—	—	—	40.23
MSCI EAFE Index[1]	31.78	3.54	1.17	—

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B, Class E and Class G shares are: 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	2.2
BHP Billiton, Ltd.	1.2
HSBC Holdings plc	1.9
Royal Dutch Shell plc	1.8
BP plc	1.7
Nestle S.A.	1.6
Total S.A.	1.3
Banco Santander S.A.	1.3
Toyota Motor Corp.	1.2
Vodafone Group plc	1.2

Top Countries

% of Net Assets
United Kingdom	21.0
Japan	20.2
France	10.2
Australia	8.1
Germany	7.9
Switzerland	7.4
Spain	4.5
Italy	3.3
Netherlands	2.8
Sweden	2.4

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.43%	$1,000.00	$1,214.10	$2.40
	Hypothetical	0.43%	$1,000.00	$1,023.02	$2.19

Class B(a)	Actual	0.68%	$1,000.00	$1,211.70	$3.79
	Hypothetical	0.68%	$1,000.00	$1,021.74	$3.47

Class E(a)	Actual	0.58%	$1,000.00	$1,212.70	$3.23
	Hypothetical	0.58%	$1,000.00	$1,022.25	$2.96

Class G(a)	Actual	0.73%	$1,000.00	$1,212.60	$4.07
	Hypothetical	0.73%	$1,000.00	$1,021.48	$3.72

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—97.0% of Net Assets

Security Description	Shares	Value*

Australia—8.1%
AGL Energy, Ltd. (a)	27,513	$346,510
Alumina, Ltd.	143,169	235,384
Amcor, Ltd.	82,560	460,505
AMP, Ltd.	133,697	806,202
Aristocrat Leisure, Ltd. (a)	26,879	96,060
Arrow Energy, Ltd. (b)	40,449	149,919
Asciano Group	176,800	285,787
ASX, Ltd.	11,184	348,750
Australia & New Zealand Banking Group, Ltd.	163,031	3,321,059
AXA Asia Pacific Holdings, Ltd.	68,772	405,143
Bendigo Bank, Ltd.	23,062	202,427
BGP Holdings plc. (c)	713,624	0
BHP Billiton, Ltd.	218,261	8,368,275
Billabong International, Ltd. (a)	13,968	135,963
BlueScope Steel, Ltd.	108,435	299,584
Boral, Ltd.	33,631	177,935
Brambles, Ltd.	89,667	543,852
CFS Retail Property Trust (REIT) (a)	95,649	162,191
Coca-Cola Amatil, Ltd.	42,510	438,593
Cochlear, Ltd. (a)	3,089	190,977
Commonwealth Bank of Australia	99,602	4,862,759
Computershare, Ltd.	29,681	303,021
Crown, Ltd. (a)	29,464	211,207
CSL, Ltd.	38,661	1,126,106
CSR, Ltd.	108,743	175,118
DB RREEF Trust (REIT)	280,990	212,435
Fairfax Media, Ltd. (a)	150,980	233,163
Fortescue Metals Group, Ltd. (b)	82,630	325,813
Foster’s Group, Ltd.	131,472	647,746
Goodman Fielder, Ltd.	86,233	125,673
Goodman Group (REIT)	413,385	232,922
GPT Group (REIT)	535,710	288,058
Harvey Norman Holdings, Ltd.	35,397	133,077
Incitec Pivot, Ltd.	104,676	332,134
Insurance Australia Group, Ltd.	133,405	478,430
Leighton Holdings, Ltd. (a)	9,786	331,062
Lend Lease Corp., Ltd.	30,661	279,739
Macquarie Group, Ltd.	21,716	930,875
Macquarie Infrastructure Group (a)	183,237	218,626
MAp Group	50,188	135,681
Metcash, Ltd.	49,589	198,728
Mirvac Group (REIT)	174,584	243,176
National Australia Bank, Ltd.	136,421	3,323,624
Newcrest Mining, Ltd.	30,833	967,514
Nufarm, Ltd. (a)	10,010	97,915
OneSteel, Ltd.	95,679	284,983
Orica, Ltd.	24,272	563,281
Origin Energy, Ltd.	55,440	833,329
Oxiana, Ltd. (a)	189,734	198,638
Paladin Energy, Ltd. (b)	39,416	146,461
Qantas Airways, Ltd.	58,796	156,458
QBE Insurance Group, Ltd.	65,898	1,505,933
Rio Tinto, Ltd.	28,143	1,864,384
Santos, Ltd.	51,562	650,060
Sims Group, Ltd. (a)	9,738	190,854
Sonic Healthcare, Ltd. (a)	24,290	334,939

Security Description	Shares	Value*

Australia—(Continued)
Stockland (REIT)	170,116	$598,550
Suncorp-Metway, Ltd.	85,502	661,028
TABCORP Holdings, Ltd. (a)	39,512	245,313
Tattersall’s, Ltd.	76,330	166,712
Telstra Corp., Ltd.	286,849	880,145
Toll Holdings, Ltd.	41,980	327,544
Transurban Group	86,903	431,024
Wesfarmers, Ltd.	66,995	1,864,923
Wesfarmers, Ltd. (Price Protected Shares) (b)	11,090	308,711
Westfield Group (REIT)	131,549	1,468,868
Westpac Banking Corp.	191,938	4,325,665
Woodside Petroleum, Ltd.	32,342	1,360,986
Woolworths, Ltd.	81,071	2,033,166
WorleyParsoms, Ltd.	10,634	275,806

		55,067,479

Austria—0.3%
Erste Bank der oesterreichischen Sparkassen AG	12,016	445,770
Immoeast AG (a) (b)	27,192	149,197
OMV AG	9,072	397,609
Raiffeisen International Bank Holding AG (a)	3,451	195,496
Telekom Austria AG	18,174	259,698
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A)	5,457	231,554
Voestalpine AG	7,335	267,693
Wiener Staedtische Versicherung AG	2,911	149,602

		2,096,619

Belgium—0.9%
Anheuser-Busch InBev NV	47,387	2,450,255
Anheuser-Busch InBev NV (VVPR Strip) (b)	17,553	126
Belgacom S.A.	10,680	385,549
Colruyt S.A. (a)	1,086	262,066
Delhaize Group	6,756	517,894
Dexia S.A. (a)	32,440	204,235
Fortis	137,599	510,211
Fortis Bank S.A. (b)	5	208
Groupe Bruxelles Lambert S.A.	5,116	481,867
KBC Groep NV	10,239	443,781
Mobistar S.A.	1,944	133,052
Nationale A Portefeuille	2,443	130,394
Solvay S.A.	3,502	377,854
UCB S.A. (a)	6,793	284,702
Umicore S.A.	7,299	243,259

		6,425,453

Bermuda—0.4%
Cheung Kong Infrastructure Holdings, Ltd. (HKD)	33,000	125,242
Esprit Holdings, Ltd. (HKD)	77,979	513,175
Kerry Properties, Ltd. (HKD)	46,500	234,773
Li & Fung, Ltd. (HKD)	150,800	617,676
Mongolia Energy Co., Ltd. (HKD) (b)	219,000	111,134
Noble Group, Ltd. (SGD)	105,000	240,720
NWS Holdings, Ltd. (HKD)	63,000	116,174
SeaDrill, Ltd. (NOK) (a)	18,268	463,777

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
Shangri-La Asia, Ltd. (HKD)	101,114	$189,116
Yue Yuen Industrial Holdings, Ltd. (HKD) (a)	50,500	146,486

		2,758,273

Cayman Islands—0.1%
ASM Pacific Technology, Ltd. (HKD) (a)	14,200	133,461
Foxconn International Holdings, Ltd. (HKD) (b)	152,000	174,583
Sands China, Ltd. (HKD) (b)	130,800	159,577

		467,621

Cyprus—0.0%
Bank of Cyprus Public Co., Ltd.	36,625	255,507

Denmark—0.9%
AP Moller-Maersk A/S (Series A)	35	236,154
AP Moller-Maersk A/S (Series B)	87	608,906
Carlsberg A/S (Class B)	7,030	519,250
Coloplast A/S (a)	1,846	167,922
Danske Bank A/S	29,850	680,257
DSV A/S (a)	12,153	218,223
Novo Nordisk A/S	27,886	1,785,807
Novozymes A/S (Series B) (a)	3,213	333,450
Topdanmark A/S (a)	1,150	155,852
TrygVesta A/S	1,756	116,018
Vestas Wind Systems A/S (b)	13,387	819,840
William Demant Holding (b)	1,624	122,485

		5,764,164

Finland—1.1%
Elisa Oyj	9,437	215,774
Fortum Oyj	29,587	802,213
Kesko Oyj	4,472	147,622
Kone Oyj	10,280	439,736
Metso Oyj	8,217	289,145
Neste Oil Oyj (a)	7,224	128,224
Nokia Oyj	243,064	3,123,026
Nokian Renkaat Oyj (a)	7,322	177,803
Orion Oyj (Series B)	5,820	125,424
Outokumpu Oyj	6,327	119,068
Pohjola Bank plc	9,006	97,540
Rautaruukki Oyj (a)	5,366	123,309
Sampo Oyj	27,863	676,790
Sanoma Oyj (a)	5,245	117,801
Stora Enso Oyj (a)	40,497	284,099
UPM-Kymmene Oyj	32,997	392,758
Wartsila Oyj (a)	5,341	213,681

		7,474,013

France—10.2%
Accor S.A.	9,539	518,628
Aeroports de Paris	2,209	177,834
Air France-KLM	7,711	120,329
Air Liquide S.A.	16,023	1,892,992
Alcatel-Lucent	146,253	490,234
Alstom	12,763	887,495

Security Description	Shares	Value*

France—(Continued)
Atos Origin S.A.	3,177	$144,774
AXA S.A.	111,933	2,649,457
BioMerieux	921	107,216
BNP Paribas	61,606	4,865,619
Bouygues	15,053	785,694
Bureau Veritas S.A. (b)	2,379	123,336
Cap Gemini S.A. (a)	9,755	442,227
Carrefour S.A.	41,089	1,977,188
Casino Guichard-Perrachon S.A. (b)	3,089	277,068
Christian Dior S.A.	4,271	439,346
Cie de Saint-Gobain	25,062	1,346,394
Cie Generale d’Optique Essilor International S.A. (a)	13,981	833,037
Cie Generale de Geophysique-Veritas (b)	8,270	176,536
CNP Assurances	2,630	254,845
Compagnie Générale des Etablissements Michelin (Class B)	9,437	724,474
Credit Agricole S.A.	60,620	1,057,712
Dassault Systemes S.A. (a)	4,077	232,255
EDF S.A.	15,693	934,599
Eiffage S.A.	2,346	132,657
Eramet	363	113,139
Eurazeo	1,829	127,739
Eutelsat Communications (b)	5,527	177,475
Fonciere Des Regions (a)	1,625	166,327
France Telecom S.A.	120,545	3,012,214
Gaz de France S.A. (a)	80,882	3,511,900
Gecina S.A. (REIT)	1,319	142,883
Groupe Danone	35,611	2,170,498
Hermes International	3,409	453,833
ICADE	1,079	102,702
Imerys S.A. (a) (b)	2,253	134,112
JC Decaux S.A.	4,428	107,449
Klepierre (REIT)	5,150	209,674
L’Oreal S.A.	15,817	1,757,550
Lafarge S.A. (a)	13,215	1,087,664
Lagardere S.C.A.	8,303	335,312
Legrand S.A. (a)	5,988	167,114
lliad S.A. (a)	1,063	126,745
LVMH Moet Hennessy Louis Vuitton S.A.	16,180	1,818,246
M6-Metropole Television	4,289	109,828
Natixis	61,277	305,294
Neopost S.A. (a)	1,997	165,132
Pernod-Ricard S.A. (a)	13,104	1,125,726
Peugoet S.A.	11,483	385,011
Pinault-Printemps-Redoute S.A. (a)	4,886	585,974
Publicis Groupe (a)	7,880	319,934
Renault S.A.	11,630	592,706
Safran S.A.	14,320	278,821
Sanofi-Aventis S.A.	67,984	5,333,500
Schneider Electric S.A.	15,429	1,788,974
Scor SE	11,686	292,137
Societe Des Autoroutes Paris-Rhin-Rhone	1,469	112,619
Societe Television Francaise 1	8,156	150,742
Société BIC S.A.	1,753	121,430
Société Générale	40,931	2,834,485
Sodexho Alliance S.A.	5,937	339,376

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Suez Environnement S.A.	16,270	$376,180
Technip S.A.	6,403	449,057
Thales S.A.	6,811	349,325
Total S.A.	137,411	8,812,876
Unibail-Rodamco (REIT)	5,754	1,267,734
Vallourec S.A.	3,983	725,057
Veolia Environnement	25,072	825,108
Vinci S.A.	27,904	1,564,212
Vivendi	79,689	2,354,521

		68,880,281

Germany—7.5%
Adidas AG	12,448	672,651
Allianz SE	29,839	3,717,253
BASF AG	59,218	3,676,155
Bayer AG	53,824	4,305,488
Bayerische Motoren Werke AG	22,590	1,027,836
Beiersdorf AG (a)	5,572	366,507
Celesio AG (a)	5,284	134,364
Commerzbank AG (a)	47,713	400,372
Daimler AG (a)	59,444	3,178,571
Deutsche Bank AG	38,893	2,743,578
Deutsche Boerse AG	12,893	1,072,838
Deutsche Lufthansa AG	17,782	298,783
Deutsche Post AG	53,340	1,027,185
Deutsche Postbank AG	5,103	166,885
Deutsche Telekom AG (a)	184,952	2,733,841
E.ON AG	125,109	5,227,378
Fraport AG Frankfurt Airport Services (a)	2,305	119,993
Fresenius Medical Care AG (a)	11,916	631,458
Fresenius SE	1,898	118,246
GEA Group AG	10,696	238,334
Hannover Rueckversicherung AG	3,778	177,485
HeidelbergCement AG	9,200	633,358
Henkel AG & Co. KGaA	9,848	440,173
Hochtief AG	2,679	204,898
Infineon Technologies AG (a) (b)	73,323	405,123
K&S AG	11,021	634,053
Linde AG	10,046	1,210,198
MAN AG	6,698	522,098
Merck KGaA	4,173	390,371
Metro AG	7,039	429,409
Müenchener Rüeckversicherungs AG	12,861	2,006,540
Puma AG Rudolf Dassler Sport	354	117,339
RWE AG	27,269	2,652,152
Salzgitter AG	2,440	238,710
SAP AG	56,543	2,669,022
Siemens AG	53,158	4,879,886
Solarworld AG (a)	4,671	102,444
ThyssenKrupp AG (a)	22,242	838,377
United Internet AG (a)	8,781	116,221
Volkswagen AG (a)	2,905	321,620
Wacker Chemie AG	978	170,717

		51,017,910

Security Description	Shares	Value*

Greece—0.5%
Alpha Bank A.E.	30,853	$357,235
Coca-Cola Hellenic Bottling Co. S.A.	11,079	252,612
EFG Eurobank Ergasias S.A.	22,006	244,261
Hellenic Telecommunications Organization S.A.	17,555	257,246
Marfin Investment Group S.A.	42,239	120,237
National Bank of Greece S.A.	40,080	1,022,857
OPAP S.A.	15,100	330,848
Piraeus Bank S.A.	20,149	230,099
Public Power Corp. S.A.	7,286	134,589
Titan Cement Co. S.A.	3,934	114,051

		3,064,035

Hong Kong—1.9%
Bank of East Asia, Ltd. (a)	87,920	346,291
BOC Hong Kong Holdings, Ltd.	253,965	573,728
Cathay Pacific Airways, Ltd.	87,000	163,429
Cheung Kong Holdings, Ltd.	88,000	1,132,892
CLP Holdings, Ltd.	130,877	884,253
Hang Lung Group, Ltd.	60,000	296,418
Hang Lung Properties, Ltd.	130,000	507,863
Hang Seng Bank, Ltd.	49,400	726,050
Henderson Land Development Co., Ltd.	73,000	545,745
Hong Kong & China Gas Co.	257,195	642,085
Hong Kong Electric Holdings	93,049	504,938
Hong Kong Exchanges & Clearing, Ltd. (a)	67,500	1,201,561
Hopewell Holdings	50,000	161,075
Hutchison Whampoa, Ltd.	139,000	951,393
Hysan Development Co., Ltd.	45,000	127,409
MTR Corp.	95,000	325,721
New World Development, Ltd.	174,354	355,819
Sino Land Co.	120,000	232,875
Sun Hung Kai Properties, Ltd.	91,000	1,350,185
Swire Pacific, Ltd.	53,817	650,797
The Link (REIT)	148,141	375,430
Wharf Holdings, Ltd.	95,433	545,649
Wheelock & Co., Ltd.	68,000	208,638
Wing Hang Bank, Ltd.	13,500	125,433

		12,935,677

Ireland—0.3%
CRH plc	44,684	1,211,398
Elan Corp. plc	32,780	205,341
Kerry Group plc	9,378	276,657

		1,693,396

Italy—3.3%
A2A S.p.A.	83,970	175,906
Assicuraziono Generali S.p.A.	76,609	2,055,691
Atlantia S.p.A.	16,870	438,888
Banca Carige S.p.A.	49,591	132,085
Banca Monte dei Paschi di Siena S.p.A. (a)	158,272	277,354
Banca Popolare di Milano Scarl	27,586	195,860
Banco Popolare Scarl	42,175	315,954
Enel S.p.A.	430,184	2,500,130
Eni S.p.A.	168,210	4,286,055

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Fiat S.p.A.	53,237	$775,448
Finmeccanica S.p.A. (b)	28,782	459,408
Intesa Sanpaolo S.p.A.	490,721	2,200,579
Intesa Sanpaolo S.p.A.- RNC	59,735	199,665
Luxottica Group S.p.A.	9,343	242,230
Mediaset S.p.A.	51,298	419,498
Mediobanca S.p.A.	33,548	398,379
Parmalat S.p.A.	110,301	309,332
Pirelli & Co. S.p.A.	198,285	118,465
Prysmian S.p.A.	8,255	144,622
Saipem S.p.A.	16,955	582,938
Snam Rete Gas S.p.A.	90,475	450,281
Telecom Italia S.p.A.	676,598	1,050,238
Telecom Italia S.p.A.-RNC	396,854	438,350
Terna Rete Elettrica Nazionale S.p.A.	92,170	396,920
UniCredit S.p.A.	928,726	3,091,879
Unione di Banche Italiane SCPA	40,784	584,691

		22,240,846

Japan—20.2%
Advantest Corp. (a)	11,800	306,711
Aeon Co., Ltd. (a)	40,400	326,801
Aioi Insurance Co., Ltd.	32,000	153,059
Air Water, Inc.	10,000	117,792
Aisin Seiki Co., Ltd.	11,900	340,266
Ajinomoto Co., Inc.	50,000	470,920
Alfresa Holdings Corp.	2,800	110,904
All Nippon Airways Co., Ltd.	59,000	159,990
Amada Co., Ltd.	27,000	167,637
Asahi Breweries, Ltd. (a)	24,300	445,831
Asahi Glass Co., Ltd. (a)	72,000	674,774
Asahi Kasei Corp.	79,000	394,934
Astellas Pharma, Inc.	29,500	1,099,308
Benesse Corp.	5,000	209,181
Bridgestone Corp. (a)	40,900	717,052
Brother Industries, Ltd.	16,400	187,435
Canon, Inc.	69,800	2,952,067
Casio Computer Co., Ltd. (a)	18,100	143,965
Central Japan Railway Co.	100	667,368
Chubu Electric Power Co., Inc.	44,700	1,065,693
Chugai Pharmaceutical Co., Ltd. (a)	15,100	281,440
Chuo Mitsui Trust Holdings, Inc.	60,262	201,214
Citizen Holdings Co., Ltd.	22,600	128,636
Credit Saison Co., Ltd. (a)	10,500	117,603
Dai Nippon Printing Co., Ltd.	40,000	504,573
Daicel Chemical Industries, Ltd.	20,000	116,829
Daihatsu Motor Co., Ltd. (a)	14,000	139,388
Daiichi Sankyo Co., Ltd.	44,700	935,670
Daikin Industries, Ltd.	16,800	655,948
Dainippon Sumitomo Pharma Co., Ltd. (a)	11,900	124,325
Daito Trust Construction Co., Ltd.	5,000	235,880
Daiwa House Industry Co., Ltd.	33,000	353,244
Daiwa Securities Group, Inc.	110,000	551,691
Denki Kagaku Kogyo K.K. (a)	35,000	156,585
Denso Corp.	33,200	995,439
Dentsu, Inc. (a)	12,700	292,401

Security Description	Shares	Value*

Japan—(Continued)
East Japan Railway Co.	22,500	$1,420,358
Eisai Co., Ltd.	16,600	608,759
Electric Power Development Co., Ltd.	8,800	249,650
Elpida Memory, Inc. (b)	12,800	208,876
FamilyMart Co., Ltd. (a)	4,300	126,782
Fanuc, Ltd.	12,800	1,190,723
Fast Retailing Co., Ltd.	3,100	578,827
Fuji Heavy Industries, Ltd.	42,000	203,913
FUJIFILM Holdings Corp.	32,600	974,339
Fujitsu, Ltd.	125,000	804,219
Fukuoka Financial Group, Inc. (a)	53,000	184,000
GS Yuasa Corp. (a)	22,000	161,529
Hankyu Hanshin Holdings, Inc. (a)	76,000	337,554
Hirose Electric Co., Ltd.	2,200	229,401
Hisamitsu Pharmaceutical Co., Inc.	4,700	151,707
Hitachi Chemical Co., Ltd.	7,300	147,010
Hitachi Construction Machinary Co., Ltd.	6,400	166,899
Hitachi, Ltd.	312,000	956,011
Hokkaido Electric Power Co., Inc. (a)	15,300	277,775
Hokuhoku Financial Group, Inc.	76,000	154,706
Hokuriku Electric Power Co. (a)	12,000	261,232
Honda Motor Co., Ltd. (a)	109,000	3,687,098
Hoya Corp.	26,300	697,533
Ibiden Co., Ltd.	8,100	288,596
Ihi Corp.	99,000	156,995
Inpex Holdings, Inc.	53	397,961
Isetan Mitsukoshi Holdings, Ltd. (a)	22,400	201,941
Isuzu Motors, Ltd. (a)	84,000	156,980
Itochu Corp.	106,000	779,796
J Front Retailing Co., Ltd. (a)	30,000	132,239
Japan Real Estate Investment Corp. (REIT)	27	198,269
Japan Retail Fund Investment Corp. (REIT)	24	107,467
Japan Tobacco, Inc.	316	1,066,692
JFE Holdings, Inc. (a)	32,700	1,288,278
JGC Corp.	13,000	239,421
JS Group Corp.	16,900	290,897
JSR Corp.	11,300	229,159
JTEKT Corp.	12,600	161,084
Jupiter Telecommunications Co., Ltd. (b)	191	189,309
Kajima Corp.	59,000	118,481
Kamigumi Co., Ltd.	17,000	123,581
Kaneka Corp.	20,000	126,937
Kansai Paint Co., Ltd.	15,000	124,602
Kao Corp.	36,000	840,779
Kawasaki Heavy Industries, Ltd. (a)	96,000	242,094
Kawasaki Kisen Kaisha, Ltd. (a)	41,000	116,231
KDDI Corp.	194	1,023,476
Keihin Electric Express Railway Co., Ltd. (a)	36,000	263,814
Keio Corp. (a)	45,000	271,224
Keisei Electric Railway Co., Ltd. (a)	19,000	103,875
Keyence Corp.	3,000	618,749
Kikkoman Corp.	11,000	134,444
Kintetsu Corp. (a)	121,120	401,263
Kirin Holdings Co., Ltd.	56,000	893,145
Kobe Steel, Ltd.	177,000	320,720
Koito Manufacturing Co., Ltd.	7,000	111,566

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Komatsu, Ltd.	63,200	$1,318,161
Konami Corp. (a)	8,300	148,080
Konica Minolta Holdings, Inc.	37,000	379,639
Kubota Corp. (a)	70,000	643,985
Kuraray Co., Ltd.	24,500	286,908
Kurita Water Industries, Ltd.	7,100	221,925
Kyocera Corp.	11,100	979,369
Kyowa Hakko Kogyo Co., Ltd. (a)	20,000	210,495
Kyushu Electric Power Co., Inc.	25,500	524,646
Lawson, Inc.	4,900	215,961
Makita Corp.	9,400	319,980
Marubeni Corp.	112,000	609,987
Matsushita Electric Industrial Co., Ltd.	129,800	1,857,013
Matsushita Electric Works, Ltd.	24,000	288,646
Mazda Motor Corp.	103,000	235,600
Mediceo Paltac Holdings Co., Ltd.	11,100	137,113
MEIJI Holdings Co., Ltd. (a)	5,100	191,928
Minebea Co., Ltd.	25,000	135,302
Mitsubishi Chemical Holdings Corp.	88,000	370,998
Mitsubishi Corp.	83,500	2,076,939
Mitsubishi Electric Corp.	137,000	1,011,912
Mitsubishi Estate Co., Ltd.	78,000	1,237,726
Mitsubishi Gas & Chemical Co., Inc. (a)	26,000	130,634
Mitsubishi Heavy Industries, Ltd. (a)	204,000	716,683
Mitsubishi Materials Corp.	79,000	193,527
Mitsubishi Motors Corp. (a) (b)	237,000	326,716
Mitsubishi Rayon Co., Ltd.	38,000	152,106
Mitsubishi Tanabe Pharma Corp. (a)	15,000	186,626
Mitsubishi UFJ Financial Group, Inc.	807,788	3,956,782
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	4,150	124,537
Mitsui & Co., Ltd.	114,917	1,627,592
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	50,000	119,633
Mitsui Fudosan Co., Ltd.	56,000	940,801
Mitsui OSK Lines, Ltd.	75,000	393,867
Mitsui Sumitomo Insurance Group	28,100	713,472
Mizuho Financial Group, Inc. (a)	897,400	1,606,426
Murata Manufacturing Co., Ltd.	14,100	696,501
Namco Bandai Holdings, Inc. (a)	12,500	118,987
NEC Corp.	142,000	365,933
NGK Insulators, Ltd. (a)	17,000	370,063
NGK Spark Plug Co., Ltd.	10,000	112,629
Nidec Corp.	7,100	653,126
Nikon Corp.	23,000	453,816
Nintendo Co., Ltd.	6,600	1,565,310
Nippon Building Fund, Inc. (REIT) (a)	35	265,278
Nippon Electric Glass Co., Ltd.	23,000	313,898
Nippon Express Co., Ltd.	59,000	241,427
Nippon Meat Packers, Inc.	14,000	160,927
Nippon Mining Holdings, Inc.	67,000	286,967
Nippon Oil Corp.	90,000	416,861
Nippon Paper Group, Inc.	6,300	160,848
Nippon Sheet Glass Co., Ltd.	35,000	100,160
Nippon Steel Corp.	343,000	1,387,319
Nippon Telephone & Telegraph Corp.	34,400	1,353,707
Nippon Yusen K.K. (a)	75,000	229,571
NIPPONKOA Insurance Co., Ltd.	44,000	248,972

Security Description	Shares	Value*

Japan—(Continued)
Nissan Chemical Industries, Ltd. (a)	10,000	$142,464
Nissan Motor Co., Ltd.	165,600	1,447,966
Nisshin Seifun Group, Inc.	13,000	174,683
Nissin Food Products Co., Ltd. (a)	4,700	153,197
Nitori Co., Ltd.	2,650	197,267
Nitto Denko Corp.	13,200	470,594
Nomura Holdings, Inc.	240,300	1,771,669
Nomura Real Estate Office Fund, Inc. (REIT)	20	108,460
Nomura Research Institute, Ltd. (a)	6,200	121,492
NSK, Ltd. (a)	30,000	220,275
NTN Corp.	25,000	112,348
NTT Data Corp.	80	247,157
NTT DoCoMo, Inc.	1,041	1,450,757
Obayashi Corp.	39,000	132,785
Odakyu Electric Railway Co., Ltd. (a)	40,000	306,657
OJI Paper Co., Ltd. (a)	68,000	283,361
Olympus Corp.	16,000	514,324
Omron Corp.	13,600	242,715
Ono Pharmaceutical Co., Ltd.	6,400	273,576
Oracle Corp. Japan	2,800	116,046
Oriental Land Co., Ltd. (a)	3,400	223,346
ORIX Corp. (a)	7,060	480,325
Osaka Gas Co., Ltd.	146,000	492,105
Rakuten, Inc. (a)	495	376,412
Resona Holdings, Inc.	32,900	332,362
Ricoh Co., Ltd. (a)	45,000	634,955
Rinnai Corp. (a)	2,800	134,723
Rohm Co., Ltd.	7,400	480,751
Sankyo Co., Ltd.	3,600	179,408
Santen Pharmaceutical Co., Ltd.	5,500	175,937
Sanyo Electric Co., Ltd. (a)	110,000	202,026
SBI Holdings, Inc. (a)	1,149	204,303
Secom Co., Ltd.	13,500	638,824
Sega Sammy Holdings, Inc.	13,400	159,772
Seiko Epson Corp.	8,600	138,041
Sekisui Chemical Co., Ltd. (a)	27,000	167,016
Sekisui House, Ltd.	35,000	314,057
Senshu Ikeda Holdings, Inc. (a) (b)	36,000	130,991
Seven & I Holdings Co., Ltd.	52,900	1,074,178
Sharp Corp. (a)	65,000	818,256
Shikoku Electric Power Co., Inc. (a)	11,700	301,923
Shimadzu Corp. (a)	18,000	119,385
Shimamura Co., Ltd.	1,400	133,239
Shimano, Inc. (a)	6,200	248,255
Shimizu Corp. (a)	37,000	132,695
Shin-Etsu Chemical Co., Ltd.	27,200	1,533,801
Shinko Securities Co., Ltd.	37,000	110,795
Shionogi & Co., Ltd.	19,000	411,081
Shiseido Co., Ltd. (a)	24,000	460,198
Showa Denko K.K. (a)	83,000	165,596
Showa Shell Sekiyu K.K. (a)	14,000	113,957
SMC Corp.	3,700	418,386
Softbank Corp. (a)	48,800	1,141,083
Sojitz Corp. (a)	113,600	213,486
Sompo Japan Insurance, Inc.	60,000	381,996
Sony Corp.	66,500	1,928,429

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sony Financial Holdings, Inc.	64	$166,990
Square Enix Holdings Co., Ltd. (a)	4,800	100,738
Stanley Electric Co., Ltd.	11,800	237,398
Sumco Corp. (a)	8,200	144,292
Sumitomo Chemical Co., Ltd.	100,000	436,653
Sumitomo Corp. (a)	76,600	771,315
Sumitomo Electric Industries, Ltd.	48,434	600,585
Sumitomo Heavy Industries, Ltd.	39,000	196,925
Sumitomo Metal Industries, Ltd.	239,000	637,465
Sumitomo Metal Mining Co., Ltd.	34,000	501,425
Sumitomo Mitsui Financial Group, Inc. (a)	60,000	1,711,311
Sumitomo Realty & Development Co., Ltd. (a)	25,000	469,089
Suruga Bank, Ltd.	17,000	147,521
Suzuken Co., Ltd. (a)	5,574	182,609
Suzuki Motor Corp.	22,700	557,641
Sysmex Corp.	2,000	104,432
T&D Holdings, Inc.	14,950	304,833
Taisei Corp.	69,000	118,181
Taisho Pharmaceutical Co., Ltd.	10,000	171,167
Taiyo Nippon Sanso Corp. (a)	18,000	190,992
Takashimaya Co., Ltd. (a)	17,000	107,563
Takeda Pharmaceutical Co., Ltd.	49,600	2,037,236
TDK Corp.	9,100	555,124
Teijin, Ltd.	66,000	212,230
Terumo Corp.	10,800	646,611
The 77 Bank, Ltd. (a)	20,000	105,886
The Bank of Kyoto, Ltd. (a)	22,000	177,617
The Bank of Yokohama, Ltd.	83,000	376,040
The Chiba Bank, Ltd.	47,000	280,598
The Chugoku Bank, Ltd. (a)	12,000	148,065
The Chugoku Electric Power Co., Inc. (a)	18,300	349,142
The Furukawa Electric Co., Ltd. (a)	38,000	158,211
The Gunma Bank, Ltd.	26,000	132,077
The Hachijuni Bank, Ltd. (a)	30,000	174,597
The Hiroshima Bank, Ltd. (a)	38,000	145,689
The Iyo Bank, Ltd. (a)	17,000	137,664
The Japan Steel Works, Ltd. (a)	21,000	264,185
The Joyo Bank, Ltd.	54,000	215,711
The Kansai Electric Power Co., Inc.	50,800	1,145,572
The Nishi-Nippon Bank, Ltd.	52,000	127,082
The Shizuoka Bank, Ltd. (a)	41,000	355,460
The Sumitomo Trust & Banking Co., Ltd.	91,000	442,579
The Tokyo Electric Power Co., Inc.	80,100	2,008,623
THK Co., Ltd.	7,700	136,072
Tobu Railway Co., Ltd. (a)	52,000	271,173
Toho Co., Ltd.	6,367	103,207
Toho Gas Co., Ltd.	31,000	164,479
Tohoku Electric Power Co., Inc.	29,800	589,285
Tokio Marine Holdings, Inc.	48,000	1,303,445
Tokuyama Corp.	15,000	83,623
Tokyo Electron, Ltd.	11,400	729,265
Tokyo Gas Co., Ltd.	147,000	586,259
Tokyu Corp.	76,000	302,607
Tokyu Land Corp.	29,000	106,500
TonenGeneral Sekiyu K.K. (a)	18,000	150,052
Toppan Printing Co., Ltd. (a)	41,000	331,835

Security Description	Shares	Value*

Japan—(Continued)
Toray Industries, Inc. (a)	101,000	$544,439
Toshiba Corp.	265,000	1,462,094
Toyo Seikan Kaisha, Ltd.	10,200	154,410
Toyo Suisan Kaisha, Ltd.	6,000	137,593
Toyoda Gosei Co., Ltd.	4,700	141,503
Toyota Industries Corp.	12,600	374,255
Toyota Motor Corp.	191,000	8,028,477
Toyota Tsusho Corp.	14,200	209,492
Trend Micro, Inc.	7,000	266,148
Tsumura & Co. (a)	3,900	125,665
Ube Industries, Ltd.	68,000	186,271
Unicharm Corp.	3,200	299,702
Ushio, Inc. (a)	8,700	144,896
West Japan Railway Co.	109	365,012
Yahoo! Japan Corp. (a)	900	269,151
Yakult Honsha Co., Ltd. (a)	5,300	159,639
Yamada Denki Co., Ltd.	5,590	375,805
Yamaguchi Financial Group, Inc.	15,000	138,869
Yamaha Corp.	11,500	136,870
Yamaha Motor Co., Ltd. (a)	13,100	164,578
Yamato Holdings Co., Ltd.	27,000	373,488
Yamazaki Baking Co., Ltd. (a)	9,000	106,566
Yaskawa Electric Corp. (a)	18,000	149,972
Yokogawa Electric Corp. (a)	16,700	146,190

		137,129,432

Luxembourg—0.6%
ArcelorMittal	56,699	2,573,729
Millicom International Cellular S.A. (SEK) (a) (b)	4,592	341,178
SES (FDR)	18,798	421,866
Tenaris S.A.	31,061	664,661

		4,001,434

Mauritius—0.0%
Golden Agri-Resources, Ltd.	492,569	177,463

Netherlands—2.8%
Aegon NV	102,173	651,678
Akzo Nobel NV	14,996	989,253
ASML Holding NV (b)	27,635	940,735
Corio NV (REIT)	3,133	214,156
European Aeronautic Defense & Space Co. NV (a)	27,187	543,531
Fugro NV	3,571	204,099
Heineken Holding NV	6,799	285,096
Heineken NV	15,183	720,026
ING Groep NV	239,203	2,314,351
James Hardie Industries NV (AUD)	30,172	227,774
Koninklijke Ahold NV	80,218	1,065,139
Koninklijke Boskalis Westminster NV	3,508	135,208
Koninklijke DSM NV	10,134	497,300
Koninklijke KPN NV	112,246	1,905,478
Koninklijke Philips Electronics NV	63,499	1,881,780
Koninklijke Vopak NV	2,033	160,753
QIAGEN NV (a) (b)	14,898	333,073
Randstad Holding NV (a)	7,076	350,159

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—(Continued)
Reed Elsevier NV	43,414	$533,137
SBM Offshore NV	10,101	197,813
STMicroelectronics NV	44,693	405,593
TNT NV	24,146	739,699
Unilever NV (a)	107,051	3,491,201
Wolters Kluwer NV	17,885	392,335

		19,179,367

New Zealand—0.1%
Fletcher Building, Ltd.	59,357	343,320
Telecom Corp. of New Zealand, Ltd.	179,842	326,298

		669,618

Norway—0.7%
DnB NOR ASA (a) (b)	59,223	644,348
Norsk Hydro ASA (a)	45,479	378,910
Orkla ASA	54,230	530,326
Renewable Energy ASA (a) (b)	21,778	166,987
StatoilHydro ASA	73,849	1,846,218
Telenor ASA	51,438	723,130
Yara International ASA	12,325	559,328

		4,849,247

Portugal—0.3%
Banco Comercial Portugues S.A.	163,646	196,571
Banco Espirito Santo S.A.	39,907	259,606
Brisa Auto-Estradas de Portugal S.A.	11,754	120,202
Cimpor Cimentos de Portugal, SGPS, S.A.	17,988	165,886
Energias de Portugal S.A.	120,505	533,801
Galp Energia, SGPS, S.A. (a)	7,223	124,446
Jeronimo Martins, SGPS, S.A.	16,067	159,946
Portugal Telecom, SGPS, S.A.	34,601	420,979

		1,981,437

Singapore—1.4%
Ascendas Real Estate Investment Trust	106,000	166,107
CapitaLand, Ltd. (b)	174,000	515,714
CapitaMall Trust (REIT)	108,200	137,286
CapitaMalls Asia Ltd. (b)	88,000	159,208
City Developments, Ltd.	27,000	220,389
ComfortDelGro Corp., Ltd.	153,000	178,025
DBS Group Holdings, Ltd.	112,467	1,223,625
Fraser & Neave, Ltd.	76,000	225,990
Genting Singapore plc (a) (b)	337,200	309,020
Jardine Cycle & Carriage, Ltd.	6,000	114,568
Keppel Corp., Ltd.	79,000	459,972
Olam International, Ltd. (a)	90,000	168,658
Oversea-Chinese Banking Corp., Ltd. (a)	170,880	1,100,681
SembCorp Industries, Ltd.	71,000	185,545
SembCorp Marine, Ltd.	63,000	164,279
Singapore Airlines, Ltd.	36,940	390,279
Singapore Exchange, Ltd.	54,000	318,520
Singapore Press Holdings, Ltd. (a)	117,250	304,917
Singapore Technologies Engineering, Ltd.	83,000	190,911
Singapore Telecommunications, Ltd.	529,820	1,167,503

Security Description	Shares	Value*

Singapore—(Continued)
United Overseas Bank, Ltd.	80,392	$1,119,494
Wilmar International, Ltd.	87,000	395,083

		9,215,774

Spain—4.5%
Abertis Infraestructuras S.A. (a)	18,578	419,567
Acciona S.A.	1,555	202,135
Acerinox S.A.	12,363	255,947
ACS Actividades de Construccion y Servicios S.A.	9,579	476,646
Banco Bilbao Vizcaya Argentaria S.A. (a)	234,648	4,254,049
Banco de Sabadell S.A. (a)	57,638	320,415
Banco de Valencia S.A. (a)	13,568	103,356
Banco Popular Espanol S.A. (a)	63,680	465,318
Banco Santander S.A.	530,936	8,730,518
Bankinter S.A. (b)	19,806	201,482
Cintra Concesiones de Infraestructuras de Transporte S.A. (a)	31,917	373,051
Criteria Caixacorp S.A. (b)	53,350	252,320
EDP Renovaveis S.A. (a)	14,440	136,616
Enagas S.A. (a)	10,769	238,544
Fomento de Construcciones y Contratas S.A.	2,705	113,550
Gamesa Corp. Tecnologica S.A.	10,521	176,517
Gas Natural SDG S.A. (a)	15,186	327,165
Grifols S.A. (a)	8,240	143,707
Iberdrola Renovables (b)	51,000	243,185
Iberdrola S.A. (a)	241,929	2,304,957
Inditex S.A.	13,792	855,318
Indra Sistemas S.A. (a)	8,289	195,154
Mapfre S.A.	47,190	197,340
Mapfre S.A. (Entitlement Shares) (b)	1,048	4,015
Red Electrica de Espana	6,962	386,170
Repsol YPF S.A.	49,126	1,312,714
Telefonica S.A.	275,245	7,677,922
Zardoya Otis S.A.	7,611	148,489

		30,516,167

Sweden—2.4%
Alfa Laval AB (a)	26,060	359,447
Assa Abloy AB (Series B)	20,057	384,857
Atlas Copco AB (Series A) (a)	47,555	696,376
Atlas Copco AB (Series B)	26,061	338,751
Electrolux AB (a)	17,118	402,599
Getinge AB (Class B) (a)	13,484	256,411
Hennes & Mauritz AB (Series B) (a)	33,439	1,854,198
Husqvarna AB (Series B) (a)	25,677	189,950
Investor AB	28,200	522,367
Lundin Petroleum AB (a) (b)	14,948	117,858
Nordea Bank AB (a)	212,589	2,157,971
Sandvik AB (a)	66,936	803,964
Scania AB	21,772	279,812
Securitas AB (a)	21,462	209,887
Skandinaviska Enskilda Banken AB (Series A)	94,431	581,736
Skanska AB (a)	25,167	429,130
SKF AB	29,555	508,671
SSAB AB (Series A) (a)	11,498	194,787

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Svenska Cellulosa AB	34,876	$466,817
Svenska Handelsbanken AB	32,448	929,888
Swedbank AB	40,409	402,796
Swedish Match AB	18,278	400,373
Tele2 AB	17,423	267,462
Telefonaktiebolaget LM Ericsson (Class B) (a)	195,431	1,801,203
TeliaSonera AB	142,758	1,032,768
Volvo AB (Series A)	28,429	241,147
Volvo AB (Series B) (a)	69,624	594,385

		16,425,611

Switzerland—7.4%
ABB, Ltd.	144,695	2,769,221
Actelion, Ltd. (b)	6,285	335,903
Adecco S.A.	8,604	475,340
Aryzta AG	4,572	170,647
Baloise Holdings AG	3,194	266,231
Compagnie Financiere Richemont S.A.	34,383	1,151,272
Credit Suisse Group AG	73,996	3,646,855
Geberit AG (a)	2,512	445,267
Givaudan S.A.	472	375,895
Holcim, Ltd. (a)	15,531	1,204,720
Julius Baer Group, Ltd.	13,088	457,415
Julius Baer Holding AG	13,088	159,368
Kuehne & Nagel International AG	3,252	314,796
Lindt & Spruengli AG	7	172,135
Lindt & Spruengli AG (Participation Certificate)	55	118,214
Logitech International S.A. (a) (b)	10,725	184,626
Lonza Group AG (a)	2,935	205,975
Nestle S.A.	225,546	10,965,076
Nobel Biocare Holding AG	8,030	268,929
Novartis AG	137,228	7,481,550
Pargesa Holding S.A.	1,694	148,450
Roche Holding AG	45,586	7,760,167
Schindler Holding AG	1,428	108,334
SGS S.A.	358	466,483
Sonova Holding AG (a)	2,955	357,559
Straumann Holding AG (a)	534	150,621
Swatch Group AG (Class A)	3,213	153,734
Swatch Group AG (Class B)	2,093	527,165
Swiss Life Holding	2,159	273,665
Swiss Reinsurance	22,745	1,090,470
Swisscom AG	1,500	572,411
Syngenta AG	6,316	1,771,050
UBS AG	232,942	3,580,859
Zurich Financial Services AG	9,612	2,091,320

		50,221,723

United Kingdom—21.0%
3i Group plc	63,549	287,215
Admiral Group plc	11,691	222,969
AMEC plc	19,703	250,051
Anglo American plc	86,571	3,745,876
Antofagasta plc	24,514	388,608
Associated British Foods plc	22,128	293,588
AstraZeneca plc	95,170	4,470,788

Security Description	Shares	Value*

United Kingdom—(Continued)
Autonomy Corp. plc (b)	13,555	$330,426
Aviva plc	174,928	1,107,626
BAE Systems plc	232,106	1,337,296
Balfour Beatty plc	43,332	180,026
Barclays plc	742,171	3,269,796
BG Group plc	220,736	3,952,031
BHP Billiton plc	145,102	4,633,943
BP plc	1,219,098	11,787,551
British Airways plc (a)	41,370	123,389
British American Tobacco plc	131,243	4,256,674
British Land Co. plc (REIT)	62,096	475,888
British Sky Broadcasting plc	73,950	666,011
BT Group plc	513,648	1,111,920
Bunzl plc	22,401	242,795
Burberry Group plc	26,876	257,622
Cable & Wireless plc	157,710	356,104
Cadbury plc	86,947	1,118,608
Cairn Energy plc (b)	83,750	446,221
Capita Group plc	39,413	475,289
Carnival plc (a) (b)	11,804	403,002
Centrica plc	336,050	1,517,384
Cobham plc	73,272	295,287
Compass Group plc	121,661	868,743
Diageo plc	164,371	2,865,902
Drax Group	21,005	140,580
Eurasian Natural Resources Corp. (b)	21,266	313,590
Experian Group, Ltd.	72,050	712,104
FirstGroup plc	30,753	209,754
Fresnillo plc	11,783	148,510
G4S plc	83,089	347,178
GlaxoSmithKline plc	336,352	7,123,447
Hammerson plc (REIT) (b)	42,216	286,623
Home Retail Group plc (b)	54,363	247,755
HSBC Holdings plc	1,130,805	12,902,308
ICAP plc	36,213	250,905
Imperial Tobacco Group plc	66,840	2,106,016
Inmarsat plc	28,473	316,424
Intercontinental Hotels Group plc	14,999	214,592
International Power plc	93,731	463,662
Invensys plc	47,928	229,577
Investec plc	26,347	180,572
J. Sainsbury plc	74,987	389,805
Johnson Matthey plc	14,556	359,452
Kazakhmys plc	13,920	291,187
Kingfisher plc	152,400	558,529
Land Securities Group plc (REIT)	46,385	508,233
Legal & General Group plc	357,048	459,396
Liberty International plc (REIT) (a)	30,011	247,099
Lloyds Banking Group plc	2,466,577	1,979,721
London Stock Exchange Group plc (a)	9,645	111,570
Lonmin plc	11,828	367,131
Man Group plc	108,024	531,262
Marks & Spencer Group plc	96,429	625,432
National Grid plc	159,749	1,745,851
Next plc	13,648	454,923
Old Mutual plc	331,613	578,927

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Pearson plc	50,438	$724,920
Petrofac, Ltd.	13,680	227,746
Prudential plc	164,305	1,673,421
Randgold Resources, Ltd.	5,835	463,527
Reckitt Benckiser Group plc	39,629	2,146,546
Reed Elsevier plc	79,515	652,816
Resolution, Ltd.	165,583	239,015
Rexam plc	57,692	269,488
Rio Tinto plc	90,110	4,855,543
Rolls-Royce Group plc	116,566	909,466
Royal Bank of Scotland Group plc	1,125,807	527,939
Royal Dutch Shell plc (Class A)	229,853	6,938,366
Royal Dutch Shell plc (Class B)	177,215	5,162,943
SABMiller plc	61,757	1,810,599
Sage Group, Ltd.	78,702	279,352
Schroders plc	6,754	144,136
Scottish & Southern Energy plc	60,565	1,131,548
Segro plc (REIT)	40,648	224,325
Serco Group plc	34,317	291,688
Severn Trent plc	14,349	250,601
Shire, Ltd.	34,646	677,382
Smith & Nephew plc	56,488	579,899
Smiths Group plc	25,680	420,099
Standard Chartered plc	131,517	3,292,808
Standard Life plc	141,054	489,350
Tesco plc	525,424	3,609,303
Thomas Cook Group plc	56,080	208,224
Tomkins plc	54,938	169,571
TUI Travel plc (a)	44,767	184,213
Tullow Oil plc	51,132	1,066,071
Unilever plc	84,407	2,701,211
United Utilities G	48,207	383,479
Vendeta Resources plc (a)	9,571	395,492
Vodafone Group plc	3,449,452	7,986,156
Whitbread plc	14,577	327,767
WM Morrison Supermarkets plc	149,552	666,599
Wolseley plc (b)	18,230	364,613
WPP plc	82,700	807,379
Xstrata plc	126,751	2,232,068

		142,626,413

United States—0.1%
Synthes, Inc. (CHF) (b)	3,629	475,606

Total Common Stock (Identified Cost $659,762,834)		657,610,566

Exchange Traded Funds—2.2%
Security Description	Shares	Value*

United States—2.2%
iShares MSCI EAFE Index Fund (a)	270,000	$14,931,000

Total Exchange Traded Funds (Identified Cost $14,896,956)		14,931,000

Preferred Stock—0.4%

Germany—0.3%
Bayerische Motoren Werke AG	3,505	115,384
Fresenius SE	4,821	344,831
Henkel AG & Co. KGaA	10,747	559,985
Porsche Automobil Holding SE	5,610	352,657
RWE AG	2,982	266,284
Volkswagen AG	6,775	637,381

		2,276,522

Switzerland—0.1%
Schindler Holding AG	3,222	247,347

Total Preferred Stock (Identified Cost $2,332,528)		2,523,869

Rights—0.0%

Australia—0.0%
Woodside Petroleum, Ltd.	2,695	12,361

Belgium—0.0%
Fortis (b) (c)	137,599	0

Total Rights (Identified Cost $0)		12,361

Warrants—0.0%

France—0.0%
Fonciere Des Regions (a) (b)	1,625	1,373

Italy—0.0%
Mediobanca S.p.A. (b)	31,951	4,965
Unione di Banche Italiane SCPA (b)	40,784	2,873

		7,838

Mauritius—0.0%
Golden Agri-Resources, Ltd. (b)	28,627	2,855

Total Warrants (Identified Cost $0)		12,066

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

Short Term Investments—12.3%

Security Description	Shares/Par Amount	Value*

United States— 12.3%
Federal Home Mortgage Corp. 0.001%, 01/25/10	$3,125,000	$3,124,958
State Street Navigator Securities Lending Prime Portfolio (d)	80,385,618	80,385,618

Total Short Term Investments (Identified Cost $83,510,576)		83,510,576

Total Investments— 111.9% (Identified Cost $760,502,894) (e)		758,600,438
Liabilities in excess of other assets		(80,374,981)

Net Assets— 100.0%		$678,225,457

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $76,489,008 and the collateral received consisted of cash in the amount of $80,385,618. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $771,655,288 and the composition of unrealized appreciation and depreciation of investment securities was $80,119,494 and $(93,174,344), respectively.
(FDR)—	Fiduciary Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests.
(VVPR
Strip)—	The VVPR Strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted seperately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of December 31, 2009 (Unaudited)	Percentage of Net Assets
Commercial Banks	13.9%
Oil, Gas & Consumable Fuels	8.1%
Metals & Mining	5.9%
Pharmaceuticals	5.0%
Diversified Telecommunication Services	4.4%
Insurance	4.2%
Food Products	3.6%
Electric Utilities	3.5%
Automobiles	3.3%
Chemicals	3.0%

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$—	$657,610,566	$—	$657,610,566
Total Exchange Traded Funds*	14,931,000	—	—	14,931,000
Total Preferred Stock*	—	2,523,869	—	2,523,869
Rights
Australia	—	12,361	—	12,361
Belgium	—	—	—	—
Total Rights	—	12,361	—	12,361
Total Warrants*	—	12,066	—	12,066
Short Term Investments
United States	80,385,618	3,124,958	—	83,510,576
Total Investments	$95,316,618	$663,283,820	$—	$758,600,438

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$758,600,438
Cash denominated in foreign currencies (c)		958,891
Receivable for:
Securities sold		11,295
Fund shares sold		833,038
Accrued interest and dividends		666,073
Foreign taxes		140,443

Total Assets		761,210,178
Liabilities
Payable for:
Securities purchased	$503,894
Fund shares redeemed	338,621
Foreign taxes	32,344
Collateral for securities loaned	80,385,618
Due to custodian bank	1,310,689
Accrued expenses:
Management fees	167,650
Distribution and service fees	68,262
Deferred directors’ fees	4,075
Other expenses	173,568

Total Liabilities		82,984,721

Net Assets		$678,225,457

Net assets consists of:
Paid in surplus		$697,058,830
Undistributed net investment income		13,395,447
Accumulated net realized losses		(30,318,333)
Unrealized depreciation on investments and foreign currency transactions		(1,910,487)

Net Assets		$678,225,457

Net Assets
Class A		$334,623,130
Class B		280,233,282
Class E		50,772,438
Class G		12,596,607
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		29,505,153
Class B (40,000,000)		25,102,934
Class E (10,000,000)		4,496,040
Class G (6,250,000)		1,133,165
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.34
Class B		11.16
Class E		11.29
Class G		11.12

(a)	Identified cost of investments was $760,502,894.
(b)	Includes securities loaned at value of $76,489,008.
(c)	Identified cost of cash denominated in foreign currencies was $966,850.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$17,614,271
Interest (b)		876,572

		18,490,843
Expenses
Management fees	$1,686,910
Distribution and service fees—Class B	568,700
Distribution and service fees—Class E	69,008
Distribution and service fees—Class G	9,858
Directors’ fees and expenses	33,897
Custodian and accounting	403,047
Audit and tax services	41,301
Legal	13,043
Shareholder reporting	259,491
Insurance	8,818
Miscellaneous	11,859

Total expenses	3,105,932
Management fee waivers	(39,361)	3,066,571

Net Investment Income		15,424,272

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,853,540)
Foreign currency transactions	124,129	(2,729,411)

Net change in unrealized appreciation on:
Investments	137,746,932
Foreign currency transactions	23,483	137,770,415

Net realized and unrealized gain		135,041,004

Net Increase in Net Assets From Operations		$150,465,276

(a)	Net of foreign taxes of $1,618,481.
(b)	Includes net income on securities loaned of $876,685.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,424,272	$23,783,798
Net realized loss	(2,729,411)	(17,138,042)
Net change in unrealized appreciation (depreciation)	137,770,415	(373,752,168)

Increase (decrease) in net assets from operations	150,465,276	(367,106,412)

From Distributions to Shareholders
Net investment income
Class A	(12,212,144)	(11,876,797)
Class B	(8,984,997)	(6,771,340)
Class E	(1,972,890)	(1,871,591)

	(23,170,031)	(20,519,728)

Net realized gain
Class A	(1,982,678)	(16,409,488)
Class B	(1,581,543)	(10,411,846)
Class E	(336,122)	(2,752,056)

	(3,900,343)	(29,573,390)

Total distributions	(27,070,374)	(50,093,118)

Increase in net assets from capital share transactions	43,375,217	34,554,213

Total increase (decrease) in net assets	166,770,119	(382,645,317)

Net Assets
Beginning of the period	511,455,338	894,100,655

End of the period	$678,225,457	$511,455,338

Undistributed Net Investment Income
End of the period	$13,395,447	$20,972,538

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	3,869,171	$37,292,856	4,271,358	$52,902,915
Reinvestments	1,783,269	14,194,822	1,828,461	28,286,285
Redemptions	(4,964,406)	(47,592,702)	(7,057,043)	(91,096,573)

Net increase (decrease)	688,034	$3,894,976	(957,224)	$(9,907,373)

Class B
Sales	5,321,281	$48,864,597	5,384,067	$65,932,778
Reinvestments	1,346,056	10,566,540	1,126,766	17,183,186
Redemptions	(2,856,789)	(27,324,895)	(2,822,733)	(37,951,253)

Net increase	3,810,548	$32,106,242	3,688,100	$45,164,711

Class E
Sales	350,097	$3,227,680	700,062	$8,412,837
Reinvestments	290,807	2,309,012	300,042	4,623,647
Redemptions	(1,051,932)	(10,078,984)	(1,026,664)	(13,739,609)

Net decrease	(411,028)	$(4,542,292)	(26,560)	$(703,125)

Class G (a)
Sales	1,271,313	$13,368,146	0	$0
Redemptions	(138,148)	(1,451,855)	0	0

Net increase	1,133,165	$11,916,291	0	$0

Increase derived from capital share transactions		$43,375,217		$34,554,213

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.36	$17.19	$16.00	$12.95	$11.64

Income (Loss) From Investment Operations
Net investment income	0.28 (a)	0.46 (a)	0.46 (a)	0.35 (a)	0.25
Net realized and unrealized gain (loss) on investments	2.20	(7.31)	1.26	2.95	1.26

Total from investment operations	2.48	(6.85)	1.72	3.30	1.51

Less Distributions
Distributions from net investment income	(0.43)	(0.41)	(0.35)	(0.25)	(0.20)
Distributions from net realized capital gains	(0.07)	(0.57)	(0.18)	0.00	0.00

Total distributions	(0.50)	(0.98)	(0.53)	(0.25)	(0.20)

Net Asset Value, End of Period	$11.34	$9.36	$17.19	$16.00	$12.95

Total Return (%)	28.67	(42.08)	10.82	25.72	13.24
Ratio of expenses to average net assets before fee waivers (%) (b)	0.44	0.42	0.41	0.50	0.51
Ratio of expenses to average net assets net of fee waivers (%)	0.43	0.41	0.41	0.49	0.51
Ratio of net investment income to average net assets (%)	2.87	3.44	2.69	2.46	2.19
Portfolio turnover rate (%)	13	15	24	18	22
Net assets, end of period (in millions)	$334.62	$269.72	$511.80	$320.85	$242.62

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.21	$16.92	$15.76	$12.76	$11.48

Income (Loss) From Investment Operations
Net investment income	0.25 (a)	0.42 (a)	0.41 (a)	0.31 (a)	0.19
Net realized and unrealized gain (loss) on investments	2.16	(7.19)	1.23	2.91	1.27

Total from investment operations	2.41	(6.77)	1.64	3.22	1.46

Less Distributions
Distributions from net investment income	(0.39)	(0.37)	(0.30)	(0.22)	(0.18)
Distributions from net realized capital gains	(0.07)	(0.57)	(0.18)	0.00	0.00

Total distributions	(0.46)	(0.94)	(0.48)	(0.22)	(0.18)

Net Asset Value, End of Period	$11.16	$9.21	$16.92	$15.76	$12.76

Total Return (%)	28.29	(42.20)	10.52	25.45	12.93
Ratio of expenses to average net assets before fee waivers (%) (b)	0.69	0.67	0.66	0.75	0.76
Ratio of expenses to average net assets net of fee waivers (%)	0.68	0.66	0.66	0.74	0.76
Ratio of net investment income to average net assets (%)	2.60	3.21	2.46	2.18	1.86
Portfolio turnover rate (%)	13	15	24	18	22
Net assets, end of period (in millions)	$280.23	$196.04	$297.90	$231.04	$145.08

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.31	$17.11	$15.93	$12.90	$11.59

Income (Loss) From Investment Operations
Net investment income	0.27 (a)	0.44 (a)	0.43 (a)	0.33 (a)	0.26
Net realized and unrealized gain (loss) on investments	2.19	(7.28)	1.25	2.94	1.23

Total from investment operations	2.46	(6.84)	1.68	3.27	1.49

Less Distributions
Distributions from net investment income	(0.41)	(0.39)	(0.32)	(0.24)	(0.18)
Distributions from net realized capital gains	(0.07)	(0.57)	(0.18)	0.00	0.00

Total distributions	(0.48)	(0.96)	(0.50)	(0.24)	(0.18)

Net Asset Value, End of Period	$11.29	$9.31	$17.11	$15.93	$12.90

Total Return (%)	28.51	(42.16)	10.58	25.60	13.04
Ratio of expenses to average net assets before fee waivers (%) (b)	0.59	0.57	0.56	0.65	0.66
Ratio of expenses to average net assets net of fee waivers (%)	0.58	0.56	0.56	0.64	0.66
Ratio of net investment income to average net assets (%)	2.77	3.31	2.57	2.32	2.05
Portfolio turnover rate (%)	13	15	24	18	22
Net assets, end of period (in millions)	$50.77	$45.70	$84.40	$82.84	$74.49

	Class G
	Period ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$7.93

Income (Loss) From Investment Operations
Net investment income	0.10	(a)
Net realized and unrealized gain on investments	3.09

Total from investment operations	3.19

Net Asset Value, End of Period	$11.12

Total Return (%)	40.23	(d)
Ratio of expenses to average net assets before fee waivers (%) (b)	0.74	(e)
Ratio of expenses to average net assets net of fee waivers (%)	0.73	(e)
Ratio of net investment income to average net assets (%)	1.32	(e)
Portfolio turnover rate (%)	13
Net assets, end of period (in millions)	$12.60

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.30% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2009 were $1,686,910.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2009 were $129,330.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$101,745,911	$0	$74,354,494

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$23,241,103	$23,880,340	$3,829,271	$26,212,778	$—	$—	$27,070,374	$50,093,118

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$17,656,581	$—	$(13,064,169)	$(23,421,712)	$(18,829,300)

As of December 31, 2009, the Portfolio had capital loss carryforwards of $23,421,712 expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley EAFE Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley EAFE Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-27

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-28

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-29

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

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Metropolitan Series Fund, Inc. Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio) Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

BlackRock Advisors, LLC (“BlackRock”), the Portfolio’s subadviser prior to January 19, 2010, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2009. On January 19, 2010, Neuberger Berman Management LLC (“Neuberger Berman”) succeeded BlackRock as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Strategic Value Portfolio to the Neuberger Berman Genesis Portfolio. This commentary and performance does not reflect the management of Neuberger Berman.

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Neuberger Berman Genesis Portfolio returned 13.15%, 12.84%, and 12.92%, respectively, compared to its benchmark, the Russell 2000® Value Index1, which returned 20.58%.

MARKET ENVIRONMENT/CONDITIONS

After bottoming in early March, the U.S. equity market rallied sharply to end the year with significant double-digit gains. A dramatic shift in investor sentiment drove stock prices as signs of economic recovery began to emerge. For the year, stocks of mid-capitalization companies led the way. Despite trailing their mid-cap counterparts, large- and small-cap stocks still closed the year with strong returns. Across the market capitalization range, growth significantly outpaced value, due largely to outperformance by technology stocks and lagging returns from the financials sector. The benchmark Russell 2000® Value Index rose 20.58% for the year, led by the materials, consumer discretionary and information technology sectors. Within the index, stocks of the smallest capitalization and lowest-quality companies generated the strongest results, rallying from severely depressed levels in early March as bankruptcy fears subsided.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio generated solid absolute performance, but trailed its benchmark, the Russell 2000® Value Index. The Portfolio’s relatively limited exposure to micro-cap, low-quality companies detracted from relative returns. From a sector perspective, the Portfolio outperformed the benchmark in the financials, energy and utilities sectors. However, these gains were overshadowed by relative weakness in information technology, consumer staples, industrials and consumer discretionary. In addition, while the Portfolio was managed to be fully invested at all times, a cash position detracted from relative results given the strong upward move in stock prices.

Within the Russell 2000® Value Index, financials was the only sector to produce a negative return in 2009. Commercial bank stocks, which tumbled approximately 30% for the year, were primarily responsible for weakness in the broader sector. Positive stock selection and an underweight in struggling bank stocks provided a significant boost to the Portfolio’s performance relative to the benchmark. Elsewhere in the sector, stock selection and modest underweights among capital markets and insurance names added value. Notable individual contributors included Jefferies Group and Endurance Specialty Holdings (neither were held at year end). The improving global economic environment contributed to increased energy demand, particularly from emerging market countries. In response, commodity prices moved higher during the year, benefiting profit margins in the energy sector. Stock selection and an overweight among energy exploration & production companies proved to be key contributors to relative performance. Portfolio holdings Whiting Petroleum, James River Coal and Brigham Exploration were among the standout individual performers. Given its more defensive characteristics, the utilities sector lagged the broader market during the period. Accordingly, an underweight, particularly among gas utilities, benefited performance comparisons.

Information technology stocks rallied sharply during the year on expectations that the global economic recovery would stimulate increased technology demand. Within the information technology sector, disappointing stock selection weighed on relative performance. Although positions in Seagate Technology and NCR Corp. added value, these gains were overcome by underperformance from the Portfolio’s software and semiconductor-related holdings. Business software provider Novell, digital video recorder maker TiVo, and semiconductor producer Intersil Corp. were among the notable laggards. Disappointing stock selection also hampered performance in the consumer staples sector during the year, with BJ’s Wholesale Club, Winn-Dixie Stores and Fresh Del Monte Produce all detracting from results. Relative weakness in the industrials sector was largely attributable to negative stock selection within the road & rail and commercial services sub-sectors. Rail freight shipper Genesee & Wyoming and armored car operator Brink’s were among the notable individual detractors. Shares of Genesee & Wyoming stumbled early in the year as the slowing economy stalled shipping demand. Brink’s lost ground as second- and third-quarter earnings came in below expectations. In consumer discretionary, an overweight added value as the sector was the second strongest within the Russell 2000 Value Index, jumping about 64% for the year. Unfortunately, weak stock selection offset these gains, as the Portfolio’s specialty retail and apparel holdings fell short of their benchmark counterparts.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

The Portfolio was more defensively positioned at the start of 2009. While this benefited performance relative to the Russell 2000 Value Index in January and February, it resulted in significant underperformance as the market rallied in early March. As we grew increasingly confident that a true recovery was underway, we added more cyclical exposure to the Portfolio, while bringing the Portfolio’s risk profile more in line with that of the benchmark. At the close of the year, the most notable sector weights relative to the Russell 2000® Value Index included overweights in consumer discretionary and industrials, and underweights in financials and utilities.

Wayne Archambo

Kate O’Connor

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year		10 Year	Since Inception[2]
Neuberger Berman Genesis Portfolio
Class A	13.15		–3.93	—	5.03
Class B	12.84		–4.27	—	0.97
Class E	12.92		–4.08	—	1.11
Russell 2000 Value Index[1]	20.58		–0.01	—	7.86

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B, and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
PHH Corp.	2.5
Anixter International, Inc.	2.3
Penn National Gaming, Inc.	2.2
LifePoint Hospitals, Inc.	2.0
CVB Financial Corp.	1.9
Arbitron, Inc.	1.9
Orbitz Worldwide, Inc.	1.7
The GEO Group, Inc.	1.7
Actuant Corp.	1.6
Neutral Tandem, Inc.	1.6

Top Sectors

% of Net Assets
Industrials	21.2
Financials	19.9
Consumer Discretionary	18.2
Information Technology	11.5
Energy	7.4
Materials	6.7
Health Care	5.4
Telecommunication Services	3.4
Consumer Staples	3.1
Utilities	1.5

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.94%	$1,000.00	$1,192.50	$5.19
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

Class B	Actual	1.19%	$1,000.00	$1,191.30	$6.57
	Hypothetical	1.19%	$1,000.00	$1,019.14	$6.06

Class E	Actual	1.09%	$1,000.00	$1,191.90	$6.02
	Hypothetical	1.09%	$1,000.00	$1,019.65	$5.55

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of December 31, 2009

Common Stock—98.1% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.8%
Orbital Sciences Corp. (a)	401,400	$6,125,364
Stanley, Inc. (a)	91,100	2,497,051

		8,622,415

Air Freight & Logistics—0.6%
HUB Group, Inc. (Class A) (a) (b)	107,400	2,881,542

Auto Components—1.2%
Modine Manufacturing Co. (a)	508,700	6,023,008

Automobiles—0.5%
Winnebago Industries (a) (b)	197,100	2,404,620

Building Products—0.8%
Simpson Manufacturing Co., Inc.	149,500	4,020,055

Capital Markets—2.0%
Evercore Partners, Inc. (b)	120,200	3,654,080
KBW, Inc. (a)	216,218	5,915,724

		9,569,804

Chemicals—2.5%
Koppers Holdings, Inc. (b)	37,900	1,153,676
Olin Corp. (b)	364,900	6,393,048
Sensient Technologies Corp.	92,848	2,441,902
Solutia, Inc. (a) (b)	178,100	2,261,870

		12,250,496

Commercial Banks—7.2%
CVB Financial Corp. (b)	1,076,400	9,300,096
Fulton Financial Corp. (b)	757,200	6,602,784
Glacier Bancorp, Inc. (b)	549,300	7,536,396
TCF Financial Corp. (b)	273,100	3,719,622
United Bankshares, Inc. (b)	174,665	3,488,060
Westamerica Bancorp (b)	70,267	3,890,684

		34,537,642

Commercial Services & Supplies—1.7%
The GEO Group, Inc. (a)	365,100	7,988,388

Communications Equipment—1.5%
Adtran, Inc. (b)	221,600	4,997,080
Arris Group, Inc. (a)	198,800	2,272,284

		7,269,364

Construction & Engineering—1.5%
Chicago Bridge & Iron Co., NV (a)	235,700	4,765,854
Pike Electric Corp. (a) (b)	265,700	2,465,696

		7,231,550

Construction Materials—0.9%
Texas Industries, Inc.	128,400	4,492,716

Security Description	Shares	Value*

Diversified Financial Services—2.5%
PHH Corp. (a) (b)	732,890	$11,806,858

Diversified Telecommunication Services—2.3%
Neutral Tandem, Inc. (a) (b)	346,200	7,876,050
Premiere Global Services, Inc. (a)	385,100	3,177,075

		11,053,125

Electrical Equipment—3.0%
GrafTech International, Ltd. (a)	367,900	5,720,845
Polypore International, Inc. (a)	196,300	2,335,970
Regal-Beloit Corp.	47,350	2,459,359
Thomas & Betts Corp.	110,500	3,954,795

		14,470,969

Electronic Equipment, Instruments & Components—2.3%
Anixter International, Inc. (a)	238,700	11,242,770

Energy Equipment & Services—2.8%
Key Energy Services, Inc. (a)	536,700	4,717,593
Oil States International, Inc. (a)	96,700	3,799,343
Willbros Group, Inc. (a) (b)	289,800	4,888,926

		13,405,862

Food & Staples Retailing—0.5%
BJ’s Wholesale Club, Inc. (a) (b)	67,400	2,204,654

Food Products—2.7%
Chiquita Brands International, Inc. (a)	255,400	4,607,416
Lance, Inc.	125,900	3,311,170
TreeHouse Foods, Inc. (a) (b)	125,600	4,880,816

		12,799,402

Gas Utilities—1.5%
New Jersey Resources Corp. (b)	191,000	7,143,400

Health Care Equipment & Supplies—0.5%
The Cooper Cos., Inc. (b)	61,900	2,359,628

Health Care Providers & Services—4.0%
Alliance HealthCare Services, Inc. (a) (b)	428,000	2,443,880
Amedisys, Inc. (a) (b)	143,400	6,963,504
LifePoint Hospitals, Inc. (a) (b)	301,100	9,788,761

		19,196,145

Health Care Technology—0.9%
Phase Forward, Inc. (a) (b)	289,300	4,440,755

Hotels, Restaurants & Leisure—5.4%
Cracker Barrel Old Country Store, Inc.	104,800	3,981,352
Penn National Gaming, Inc. (a)	389,200	10,578,456
Pinnacle Entertainment, Inc. (a) (b)	434,038	3,897,661
Scientific Games Corp. (a) (b)	507,300	7,381,215

		25,838,684

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—1.1%
Jarden Corp. (a)	79,820	$2,467,236
Snap-On, Inc.	65,000	2,746,900

		5,214,136

Insurance—2.2%
Navigators Group, Inc. (a) (b)	18,606	876,529
Platinum Underwriters Holdings, Ltd. (b)	131,507	5,035,403
The Hanover Insurance Group, Inc.	109,242	4,853,622

		10,765,554

Internet & Catalog Retail—1.7%
Orbitz Worldwide, Inc. (a)	1,092,900	8,021,886

Internet Software & Services—0.2%
SkillSoft plc (ADR) (a)	94,497	990,329

IT Services—0.3%
CSG Systems International, Inc. (a)	79,900	1,525,291

Machinery—7.0%
Actuant Corp. (b)	426,338	7,900,043
Albany International Corp. (Class A)	141,600	3,180,336
Briggs & Stratton Corp.	328,200	6,140,622
Kennametal, Inc.	83,606	2,167,068
Mueller Water Products, Inc.	1,378,300	7,167,160
Terex Corp.	361,300	7,157,353

		33,712,582

Media—1.9%
Arbitron, Inc. (b)	394,640	9,242,469

Metals & Mining—3.2%
Horsehead Holding Corp. (a)	270,913	3,454,141
Olympic Steel, Inc. (b)	153,050	4,986,369
Thompson Creek Metals Co., Inc. (b)	580,600	6,804,632

		15,245,142

Multiline Retail—1.4%
Saks, Inc. (a) (b)	1,024,000	6,717,440

Oil, Gas & Consumable Fuels—4.5%
Goodrich Petroleum Corp. (a) (b)	282,100	6,869,135
James River Coal Co. (a)	226,600	4,198,898
Patriot Coal Corp. (a) (b)	200,300	3,096,638
SandRidge Energy, Inc. (a) (b)	404,500	3,814,435
St. Mary Land & Exploration Co.	114,600	3,923,904

		21,903,010

Professional Services—1.1%
Mistras Group, Inc. (a)	357,800	5,388,468

Real Estate Investment Trusts—5.1%
BioMed Realty Trust, Inc.	414,300	6,537,654
DuPont Fabros Technology, Inc. (a)	349,500	6,287,505
Education Realty Trust, Inc.	913,400	4,420,856

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
MFA Mortgage Investments, Inc.	251,600	$1,849,260
Ramco-Gershenson Properties Trust (b)	315,779	3,012,532
U-Store-It Trust	311,705	2,281,680

		24,389,487

Road & Rail—1.1%
Genesee & Wyoming, Inc. (a)	163,652	5,341,601

Semiconductors & Semiconductor Equipment—3.4%
ATMI, Inc. (a)	209,100	3,893,442
Fairchild Semiconductor International, Inc. (a)	277,704	2,774,263
Teradyne, Inc. (a) (b)	627,803	6,736,326
Verigy, Ltd. (a)	227,000	2,921,490

		16,325,521

Software—3.7%
Novell, Inc. (a)	1,883,200	7,815,280
TIBCO Software, Inc. (a)	344,000	3,312,720
TiVo, Inc. (a) (b)	646,690	6,583,304

		17,711,304

Specialty Retail—4.0%
Collective Brands, Inc. (a) (b)	275,000	6,261,750
Genesco, Inc. (a) (b)	179,000	4,915,340
Jos. A. Bank Clothiers, Inc. (a) (b)	67,100	2,830,949
Sonic Automotive, Inc. (a)	241,100	2,505,029
The Children’s Place Retail Stores, Inc. (a) (b)	84,600	2,792,646

		19,305,714

Textiles, Apparel & Luxury Goods—1.5%
Iconix Brand Group, Inc. (a) (b)	296,800	3,754,520
Maidenform Brands, Inc. (a)	212,507	3,546,742

		7,301,262

Thrifts & Mortgage Finance—0.9%
First Niagara Financial Group, Inc. (b)	309,300	4,302,363

Trading Companies & Distributors—2.1%
Beacon Roofing Supply, Inc. (a) (b)	401,700	6,427,200
RSC Holdings, Inc. (a) (b)	496,500	3,495,360

		9,922,560

Wireless Telecommunication Services—1.1%
Syniverse Holdings, Inc. (a)	311,400	5,443,272

Total Common Stock (Identified Cost $435,615,060)		472,023,243

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Schedule of Investments as of December 31, 2009

Short Term Investments—16.1%

Security Description	Shares/Par Amount	Value*

Mutual Funds—14.8%
State Street Navigator Securities Lending Prime Portfolio (c)	71,326,496	$71,326,496

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $6,321,004 on 01/04/10, collateralized by $6,300,000 Federal National Mortgage Association due 01/22/18 with a value of $6,449,625.	$6,321,000	6,321,000

Total Short Term Investments (Identified Cost $77,647,496)		77,647,496

Total Investments—114.2% (Identified Cost $513,262,556) (d)		549,670,739
Liabilities in excess of other assets		(68,243,683)

Net Assets—100.0%		$481,427,056

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $70,196,355 and the collateral received consisted of cash in the amount of $71,326,496 and non-cash collateral with a value of $2,186,826. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $520,248,625 and the composition of unrealized appreciation and depreciation of investment securities was $39,009,198 and $(9,587,084), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock**	$472,023,243	$—	$—	$472,023,243

Short Term Investments
Mutual Funds	71,326,496	—	—	71,326,496
Repurchase Agreement	—	6,321,000	—	6,321,000
Total Short Term Investments	71,326,496	6,321,000	—	77,647,496

Total Investments	$543,349,739	$6,321,000	$—	$549,670,739

**	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a) (b)		$549,670,739
Cash		602
Receivable for:
Securities sold		2,404,507
Fund shares sold		1,820,337
Accrued interest and dividends		587,474

Total Assets		554,483,659
Liabilities
Payable for:
Securities purchased	$1,173,705
Fund shares redeemed	88,638
Collateral for securities loaned	71,326,496
Accrued expenses:
Management fees	337,929
Distribution and service fees	35,839
Deferred directors’ fees	4,075
Other expenses	89,921

Total Liabilities		73,056,603

Net Assets		$481,427,056

Net assets consists of:
Paid in surplus		$759,899,326
Undistributed net investment income		2,193,106
Accumulated net realized losses		(317,073,559)
Unrealized appreciation on investments		36,408,183

Net Assets		$481,427,056

Net Assets
Class A		$264,008,935
Class B		108,805,051
Class E		108,613,070
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		27,858,486
Class B (20,000,000)		11,649,788
Class E (25,000,000)		11,581,640
Net Asset Value, Offering and Redemption Price Per Share
Class A		$9.48
Class B		9.34
Class E		9.38

(a)	Identified cost of investments was $513,262,556.
(b)	Includes securities loaned at value of $70,196,355.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$6,191,372
Interest (b)		591,855

		6,783,227
Expenses
Management fees	$3,709,732
Distribution and service fees—Class B	239,365
Distribution and service fees—Class E	146,417
Directors’ fees and expenses	33,897
Custodian and accounting	55,292
Audit and tax services	35,652
Legal	17,468
Shareholder reporting	224,225
Insurance	7,497
Miscellaneous	11,821

Total expenses	4,481,366
Less broker commission recapture	(237,490)	4,243,876

Net Investment Income		2,539,351

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(27,330,918)
Net change in unrealized appreciation on:
Investments		79,720,177

Net realized and unrealized gain		52,389,259

Net Increase in Net Assets From Operations		$54,928,610

(a)	Net of foreign taxes of $8,696.
(b)	Includes net income on securities loaned of $588,374.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,539,351	$4,807,192
Net realized loss	(27,330,918)	(273,233,979)
Net change in unrealized appreciation (depreciation)	79,720,177	(38,833,396)

Increase (decrease) in net assets from operations	54,928,610	(307,260,183)

From Distributions to Shareholders
Net investment income
Class A	(2,768,104)	(2,161,034)
Class B	(774,408)	(303,929)
Class E	(915,730)	(563,452)

	(4,458,242)	(3,028,415)

Net realized gain
Class A	0	(39,211,797)
Class B	0	(13,589,956)
Class E	0	(16,032,765)

	0	(68,834,518)

Total distributions	(4,458,242)	(71,862,933)

Decrease in net assets from capital share transactions	(31,110,060)	(46,724,869)

Total increase (decrease) in net assets	19,360,308	(425,847,985)

Net Assets
Beginning of the period	462,066,748	887,914,733

End of the period	$481,427,056	$462,066,748

Undistributed Net Investment Income
End of the period	$2,193,106	$3,872,235

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,172,517	$17,387,139	2,144,593	$21,819,627
Reinvestments	362,317	2,768,104	3,192,348	41,372,831
Redemptions	(5,431,475)	(44,509,576)	(8,154,388)	(95,223,080)

Net decrease	(2,896,641)	$(24,354,333)	(2,817,447)	$(32,030,622)

Class B
Sales	1,150,041	$9,088,263	1,210,337	$13,142,441
Reinvestments	102,707	774,408	1,087,158	13,893,885
Redemptions	(1,174,155)	(9,481,836)	(2,172,732)	(26,217,724)

Net increase	78,593	$380,835	124,763	$818,602

Class E
Sales	927,889	$7,657,941	664,408	$6,925,316
Reinvestments	120,968	915,730	1,293,548	16,596,217
Redemptions	(1,951,819)	(15,710,233)	(3,290,097)	(39,034,382)

Net decrease	(902,962)	$(7,136,562)	(1,332,141)	$(15,512,849)

Decrease derived from capital share transactions		$(31,110,060)		$(46,724,869)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.48	$15.17	$17.74	$18.55	$19.17

Income (Loss) From Investment Operations
Net investment income	0.06 (a)	0.09 (a)	0.10 (a)	0.08	0.08
Net realized and unrealized gain (loss) on investments	1.03	(5.46)	(0.55)	2.84	0.57

Total from investment operations	1.09	(5.37)	(0.45)	2.92	0.65

Less Distributions
Distributions from net investment income	(0.09)	(0.07)	(0.05)	(0.06)	0.00
Distributions from net realized capital gains	0.00	(1.25)	(2.07)	(3.67)	(1.27)

Total distributions	(0.09)	(1.32)	(2.12)	(3.73)	(1.27)

Net Asset Value, End of Period	$9.48	$8.48	$15.17	$17.74	$18.55

Total Return (%)	13.15	(38.40)	(3.45)	16.73	4.15
Ratio of expenses to average net assets before broker commission recapture (%)	0.94	0.89	0.88	0.89	0.89
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	0.88	0.85	0.85	0.85	0.84
Ratio of net investment income to average net assets (%)	0.67	0.79	0.62	0.48	0.42
Portfolio turnover rate (%)	219	184	121	141	175
Net assets, end of period (in millions)	$264.01	$260.77	$509.33	$609.88	$604.09

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.35	$14.95	$17.51	$18.35	$19.02

Income (Loss) From Investment Operations
Net investment income	0.03 (a)	0.06 (a)	0.06 (a)	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.03	(5.38)	(0.54)	2.81	0.57

Total from investment operations	1.06	(5.32)	(0.48)	2.85	0.60

Less Distributions
Distributions from net investment income	(0.07)	(0.03)	(0.01)	(0.02)	0.00
Distributions from net realized capital gains	0.00	(1.25)	(2.07)	(3.67)	(1.27)

Total distributions	(0.07)	(1.28)	(2.08)	(3.69)	(1.27)

Net Asset Value, End of Period	$9.34	$8.35	$14.95	$17.51	$18.35

Total Return (%)	12.84	(38.55)	(3.69)	16.44	3.91
Ratio of expenses to average net assets before broker commission recapture (%)	1.19	1.14	1.13	1.14	1.14
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	1.13	1.10	1.10	1.10	1.09
Ratio of net investment income to average net assets (%)	0.42	0.55	0.39	0.26	0.20
Portfolio turnover rate (%)	219	184	121	141	175
Net assets, end of period (in millions)	$108.81	$96.61	$171.14	$169.00	$116.85

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.39	$15.01	$17.58	$18.41	$19.06

Income (Loss) From Investment Operations
Net investment income	0.04 (a)	0.08 (a)	0.08 (a)	0.06	0.05
Net realized and unrealized gain (loss) on investments	1.03	(5.41)	(0.55)	2.82	0.57

Total from investment operations	1.07	(5.33)	(0.47)	2.88	0.62

Less Distributions
Distributions from net investment income	(0.08)	(0.04)	(0.03)	(0.04)	0.00
Distributions from net realized capital gains	0.00	(1.25)	(2.07)	(3.67)	(1.27)

Total distributions	(0.08)	(1.29)	(2.10)	(3.71)	(1.27)

Net Asset Value, End of Period	$9.38	$8.39	$15.01	$17.58	$18.41

Total Return (%)	12.92	(38.50)	(3.58)	16.64	3.96
Ratio of expenses to average net assets before broker commission recapture (%)	1.09	1.04	1.03	1.04	1.04
Ratio of expenses to average net assets net of broker commission recapture (%) (b)	1.03	1.00	1.00	1.00	0.99
Ratio of net investment income to average net assets (%)	0.52	0.64	0.47	0.32	0.27
Portfolio turnover rate (%)	219	184	121	141	175
Net assets, end of period (in millions)	$108.61	$104.69	$207.44	$252.71	$253.53

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—December 31, 2009—(Continued)

returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker recapture reclass, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,709,732	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC was compensated by MetLife Advisers to provide subadvisory services for the Portfolio during the year ended December 31, 2009.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$926,011,585	$0	$955,428,335

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT AND COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$4,458,242	$31,951,000	$—	$39,911,933	$—	$—	$4,458,242	$71,862,933

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$2,197,179	$—	$29,422,114	$(309,147,796)	$(277,528,503)

As of December 31, 2009, the Portfolio had $187,509,338 in capital loss carryforwards expiring on December 31, 2016 and $121,638,458 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(939,694)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

On November 19, 2009, the Board of Directors of the Fund approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Neuberger Berman Management LLC (“Neuberger Berman”). The Agreement is not subject to shareholder approval and became effective January 19, 2010. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. MetLife Advisers has voluntarily agreed, for the period January 19, 2010 through April 30, 2010, to reduce its advisory fee to the effective annual rate of 0.825% for the first $500 million of the Portfolio’s average daily net assets. Under the Agreement, Neuberger Berman became subadviser to the Portfolio, succeeding BlackRock Advisors, LLC, and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the BlackRock Strategic Value Portfolio changed to the “Neuberger Berman Genesis Portfolio” at the time the Agreement took effect.

Management’s evaluation of the impact of all other subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no other subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Genesis Portfolio (formerly, BlackRock Strategic Value Portfolio), one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Genesis Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Neuberger Berman Genesis Portfolio (formerly BlackRock Strategic Value Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. Neuberger Berman Mid Cap Value Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Neuberger Berman Mid Cap Value Portfolio returned 48.09%, 47.74%, and 47.83%, respectively, compared to its benchmark, the Russell Midcap® Value Index1, which returned 34.21%.

MARKET ENVIRONMENT/CONDITIONS

The stabilization of the financial system and generally encouraging economic data spawned a strong rally following the stock market lows in early March 2009. All ten Russell Midcap® Value Index sectors posted double-digit percentage gains, with five of the ten sectors rising by more than 50%. Consumer Discretionary sector stocks were the strongest performers, followed by Information Technology, Materials, Healthcare, and Energy. The Financials, Consumer Staples, and Industrials sector recorded solid gains, but under-performed the benchmark.

Our response to the savage bear market that began in the fall of 2007 and finally ended in the spring of 2009, was to take advantage of evolving opportunities in what we felt were the very best companies in their respective businesses. We successfully added to and built new positions in high quality companies trading at deeply discounted valuations relative to normalized earnings and long-term earnings power. We believe that our focus on quality and value is primarily responsible for the Portfolio’s strong relative returns this year.

While economic data at the end of the period was still generally positive and job losses were finally trending lower, the jury is still out regarding the strength and endurance of the economic recovery. The naysayers, (and judging by the insatiable demand for U.S. Treasuries, there are plenty of them out there) appear to believe that unless and until we see job growth and a firming of the still soft housing market, consumer spending would remain weak, restraining economic expansion and perhaps even spawning a “double dip” recession. We have a more balanced view. We think low interest rates and gradually improving credit conditions will help the economy continue to expand, albeit over the near term, at a relatively modest pace. At year end, our primary concern was when and how the Federal Reserve would transition from its current easy money policy and how the financial markets would react to soaring government expenditures and rapidly expanding federal deficits that may result in higher tax rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

In 2009, the Portfolio had superior performance in six of the nine sectors in which it was invested. Stock selection was responsible for more than 100% of the Portfolio’s out-performance relative to the benchmark index (sector allocation was a modest negative). Materials sector investments made the largest contribution to relative returns, followed by holdings in the Energy, Financial, and Industrials sectors.

Notable among the top contributors in the materials sector was Teck Resources, a diversified mining company which suffered from an ill timed acquisition that ran into financing problems in the final quarter of 2008. With the economic recovery in China, demand for materials has rebounded and Teck Resources has been able to repay more of its debt through internally generated free cash flow. At year end, Teck sported a clean balance sheet and strong earnings growth driven by rising prices for metallurgical coal, copper and zinc.

NBTY, Inc., a leading vitamin and supplements manufacturer, was another top contributor in 2009. In 2008, the company acquired Leiner—a private label supplements manufacturer out of bankruptcy. The integration of Leiner was smooth but earnings declined due to NBTY’s unwillingness to pass on higher cost of ingredients to Leiner customers as a concession. We added to our position as the stock came under pressure. Since then, NBTY has raised prices and the Leiner acquisition has been strongly accretive. Although NBTY has strongly outperformed, we believe NBTY remains undervalued relative to its peer group.

Within Energy, independent exploration and production company Whiting Petroleum benefited from a recovery in oil price and further development of its prolific Bakken oil field play. Another exploration and production holding, Canada-based Talisman Energy, embarked on a restructuring plan to rationalize its far flung assets. The more focused exploration strategy and higher oil prices propelled Talisman stock’s outperformance in 2009. We continued to view the stock as undervalued based on cash flow and its discount to net asset value.

Among Financials, leading mid-market investment bank Jefferies responded early and deftly to the financial services downturn, raising capital and expanding its banking and fixed income capabilities ahead of other firms. A positively revamped comp structure and better than expected revenues drove a strong earnings recovery and stock outperformance in 2009. We have trimmed our position somewhat as the stock price reached our target price.

Another Financials holding, Invesco, suffered along with other asset managers in the equity downturn in 2008. We viewed its diversified assets under management, exceptional management team with its strong focus on cost management and improving relative performance as drivers of strong earnings power. The acquisition of Van Kampen on attractive terms has bolstered the overall Portfolio. We continue to believe the stock is undervalued relative to peers as well as normalized earnings power.

Macerich is a leading mall REIT (real estate investment trust) with operations focused in the Western U.S. The stock reached a multiple of just four times FFO (funds from operations) in early 2009 on concerns about its balance sheet and retailer bankruptcies. The stock rebounded significantly as balance sheet de-leveraging took place as we expected and as core fundamentals held in relatively well. We have trimmed our position some as the stock reached our target price.

Within Industrials, engineering and construction company McDermott International was a standout contributor, as it successfully

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management LLC

Portfolio Manager Commentary*

resolved problem projects that had dogged its 2008 performance and also benefited from a robust new awards outlook.

Information Technology, Healthcare, and Consumer Discretionary sector investments lagged their respective Index sector components. Among Healthcare holdings, Aetna was a detractor to performance, as higher than expected benefit claims and healthcare costs forced the managed care company to lower its earnings outlook during the year. Aetna, along with other managed care companies, also felt the brunt of healthcare reform concerns during the first nine months of 2009. But the stock recovered somewhat in the fourth quarter as investors grew to believe that reform impact on healthcare companies would be milder than expected.

Although stocks have had quite a run following the March low, and the Portfolio has significantly outperformed its benchmark, at the end of the period we still believe the valuations of high quality companies in a wide range of industry groups remain reasonable relative to long-term earnings power.

S Basu Mullick

Portfolio Manager

Neuberger Berman Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Neuberger Berman Mid Cap Value Portfolio
Class A	48.09	0.19	6.71	—
Class B	47.74	–0.07	—	4.58
Class E	47.83	0.03	—	4.72
Russell Midcap Value Index[1]	34.21	1.98	7.58	—

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with generally lower price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
NBTY, Inc.	2.4
Teck Resources, Ltd. (Class B)	2.3
Whiting Petroleum Corp.	2.1
Whirlpool Corp.	2.1
Bucyrus International, Inc.	2.0
The McGraw-Hill Cos., Inc.	1.9
Moody’s Corp.	1.8
Chicago Bridge & Iron Co., NV	1.8
Lender Processing Services, Inc.	1.8
Invesco, Ltd.	1.7

Top Sectors

% of Net Assets
Financials	22.3
Consumer Discretionary	15.2
Industrials	14.7
Energy	12.4
Health Care	7.4
Utilities	7.3
Information Technology	6.3
Consumer Staples	5.9
Materials	5.4
Cash & Equivalents	3.1

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.70%	$1,000.00	$1,346.00	$4.14
	Hypothetical	0.70%	$1,000.00	$1,021.64	$3.57

Class B	Actual	0.95%	$1,000.00	$1,343.80	$5.61
	Hypothetical	0.95%	$1,000.00	$1,020.36	$4.84

Class E	Actual	0.85%	$1,000.00	$1,345.10	$5.02
	Hypothetical	0.85%	$1,000.00	$1,020.87	$4.33

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—97.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Empresa Brasileira de Aeronautica S.A. (ADR)	299,300	$6,617,523
L-3 Communications Holdings, Inc.	78,700	6,842,965

		13,460,488

Auto Components—3.5%
American Axle & Manufacturing Holdings, Inc. (a)	225,000	1,804,500
Johnson Controls, Inc.	106,700	2,906,508
Lear Corp. (a)	133,500	9,029,940
WABCO Holdings, Inc.	265,400	6,844,666

		20,585,614

Automobiles—1.7%
Harley-Davidson, Inc. (b)	388,300	9,785,160

Beverages—1.5%
Dr. Pepper Snapple Group, Inc.	308,300	8,724,890

Building Products—2.6%
Masco Corp.	414,400	5,722,864
Owens Corning (a)	380,700	9,761,148

		15,484,012

Capital Markets—2.2%
Invesco, Ltd.	418,900	9,839,961
Jefferies Group, Inc. (b)	136,000	3,227,280

		13,067,241

Commercial Banks—6.9%
Comerica, Inc.	271,800	8,037,126
Fifth Third Bancorp	852,000	8,307,000
First Horizon National Corp. (a) (b)	280,310	3,756,149
KeyCorp.	723,500	4,015,425
Regions Financial Corp.	1,123,000	5,940,670
SunTrust Banks, Inc. (b)	354,000	7,182,660
Zions Bancorp (b)	289,900	3,719,417

		40,958,447

Construction & Engineering—1.8%
Chicago Bridge & Iron Co., NV (a)	515,500	10,423,410

Diversified Financial Services—1.8%
Moody’s Corp. (b)	409,100	10,963,880

Electric Utilities—4.0%
Allegheny Energy, Inc.	145,700	3,421,036
DPL, Inc.	258,000	7,120,800
Entergy Corp.	47,500	3,887,400
NV Energy, Inc.	501,200	6,204,856
PPL Corp.	89,800	2,901,438

		23,535,530

Electronic Equipment, Instruments & Components—2.4%
Anixter International, Inc. (a) (b)	178,100	8,388,510

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Avnet, Inc. (a)	194,000	$5,851,040

		14,239,550

Energy Equipment & Services—3.1%
National Oilwell Varco, Inc.	151,400	6,675,226
Noble Corp.	209,000	8,506,300
Oceaneering International, Inc. (a)	53,600	3,136,672

		18,318,198

Food Products—0.5%
The J. M. Smucker Co.	50,200	3,099,850

Health Care Providers & Services—5.9%
Aetna, Inc.	201,300	6,381,210
AmerisourceBergen Corp.	298,300	7,776,681
CIGNA Corp.	152,500	5,378,675
Coventry Health Care, Inc. (a)	228,150	5,541,763
Mednax, Inc. (a)	160,200	9,629,622

		34,707,951

Household Durables—2.8%
KB Home (b)	319,400	4,369,392
Whirlpool Corp. (b)	151,200	12,195,792

		16,565,184

Household Products—1.5%
Energizer Holdings, Inc. (a) (b)	142,700	8,744,656

Independent Power Producers & Energy Traders—1.3%
NRG Energy, Inc. (a)	321,000	7,578,810

Industrial Conglomerates—0.9%
McDermott International, Inc. (a)	216,000	5,186,160

Insurance—6.8%
Assurant, Inc.	290,060	8,550,969
Fidelity National Financial, Inc.	215,400	2,899,284
PartnerRe, Ltd.	78,300	5,845,878
Principal Financial Group, Inc.	327,800	7,880,312
StanCorp Financial Group, Inc.	208,700	8,352,174
W.R. Berkley Corp.	270,250	6,658,960

		40,187,577

IT Services—3.9%
Affiliated Computer Services, Inc. (Class A) (a)	107,800	6,434,582
Fidelity National Information Services, Inc.	264,600	6,202,224
Lender Processing Services, Inc.	255,099	10,372,325

		23,009,131

Machinery—6.7%
AGCO Corp. (a) (b)	154,300	4,990,062
Bucyrus International, Inc.	208,400	11,747,508
Ingersoll-Rand plc	253,900	9,074,386
Navistar International Corp. (a) (b)	81,200	3,138,380

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
SPX Corp.	34,500	$1,887,150
Terex Corp. (b)	437,800	8,672,818

		39,510,304

Marine—0.5%
Genco Shipping & Trading, Ltd. (a) (b)	134,800	3,016,824

Media—3.3%
Cablevision Systems Corp. (Class A) (a)	322,446	8,325,556
The McGraw-Hill Cos., Inc.	340,300	11,403,453

		19,729,009

Metals & Mining—5.0%
Cliffs Natural Resources, Inc.	38,100	1,756,029
Freeport-McMoRan Copper & Gold, Inc. (a)	63,100	5,066,299
Sterlite Industries India, Ltd. (ADR) (a) (b)	166,800	3,039,096
Teck Resources, Ltd. (Class B) (a)	391,400	13,687,258
United States Steel Corp. (b)	104,500	5,760,040

		29,308,722

Multi-Utilities—2.0%
CMS Energy Corp. (b)	521,500	8,166,690
DTE Energy Co.	82,000	3,574,380

		11,741,070

Multiline Retail—3.0%
J.C. Penney Co., Inc.	338,900	9,018,129
Macy’s, Inc.	516,800	8,661,568

		17,679,697

Oil, Gas & Consumable Fuels—9.3%
Cabot Oil & Gas Corp.	116,900	5,095,671
Denbury Resources, Inc. (a)	275,200	4,072,960
Newfield Exploration Co. (a)	127,300	6,139,679
Noble Energy, Inc.	123,300	8,781,426
Ship Finance International, Ltd. (b)	227,107	3,095,468
Southwestern Energy Co. (a)	173,900	8,381,980
Talisman Energy, Inc.	377,080	7,028,771
Whiting Petroleum Corp. (a) (b)	171,110	12,225,810

		54,821,765

Paper & Forest Products—0.4%
Louisiana-Pacific Corp. (a) (b)	367,700	2,566,546

Personal Products—2.4%
NBTY, Inc. (a)	322,315	14,033,595

Pharmaceuticals—1.5%
Shire plc (ADR)	154,500	9,069,150

Real Estate Investment Trusts—4.5%
Alexandria Real Estate Equities, Inc. (b)	58,300	3,748,107
Annaly Capital Management, Inc.	234,720	4,072,392
Boston Properties, Inc.	79,100	5,305,237
The Macerich Co. (b)	143,874	5,172,270

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Vornado Realty Trust	118,743	$8,304,886

		26,602,892

Specialty Retail—1.0%
GameStop Corp. (Class A) (a) (b)	126,400	2,773,216
Limited Brands, Inc.	153,300	2,949,492

		5,722,708

Total Common Stock (Identified Cost $512,520,989)		572,428,021

Short Term Investments—13.9%
Security Description	Shares/Par Amount	Value*

Mutual Funds—10.6%
State Street Navigator Securities Lending Prime Portfolio (c)	62,528,091	$62,528,091

Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $19,397,011 on 01/04/10, collateralized by $18,770,000 Federal National Mortgage Association due 04/18/36 with a value of $19,785,457.	$19,397,000	19,397,000

Total Short Term Investments (Identified Cost $81,925,091)		81,925,091

Total Investments 110.9% (Identified Cost $594,446,080) (d)		654,353,112
Liabilities in excess of other assets		(64,149,029)

Net Assets 100.0%		$590,204,083

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $60,689,186 and the collateral received consisted of cash in the amount of $62,528,091 and non-cash collateral with a value of $370,709. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $616,716,031 and the composition of unrealized appreciation and depreciation of investment securities was $83,261,477 and $(45,624,396), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$572,428,021	$—	$—	$572,428,021
Short Term Investments
Mutual Funds	62,528,091	—	—	62,528,091
Repurchase Agreement	—	19,397,000	—	19,397,000
Total Short Term Investments	62,528,091	19,397,000	—	81,925,091
Total Investments	$634,956,112	$19,397,000	$—	$654,353,112

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$654,353,112
Cash		407
Receivable for:
Fund shares sold		186,276
Accrued interest and dividends		727,458

Total Assets		655,267,253
Liabilities
Payable for:
Securities purchased	$1,239,490
Fund shares redeemed	789,140
Foreign taxes	30,713
Collateral for securities loaned	62,528,091
Accrued expenses:
Management fees	323,948
Distribution and service fees	64,006
Deferred directors’ fees	4,075
Other expenses	83,707

Total Liabilities		65,063,170

Net Assets		$590,204,083

Net assets consists of:
Paid in surplus		$750,068,352
Undistributed net investment income		4,868,001
Accumulated net realized losses		(224,639,582)
Unrealized appreciation on investments and foreign currency transactions		59,907,312

Net Assets		$590,204,083

Net Assets
Class A		$268,021,533
Class B		276,022,562
Class E		46,159,988
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		16,762,035
Class B (30,000,000)		17,433,481
Class E (10,000,000)		2,895,259
Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.99
Class B		15.83
Class E		15.94

(a)	Identified cost of investments was $594,446,080.
(b)	Includes securities loaned at value of $60,689,186.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$8,965,648
Interest (b)		484,141

		9,449,789
Expenses
Management fees	$3,407,134
Distribution and service fees—Class B	548,225
Distribution and service fees—Class E	57,527
Directors’ fees and expenses	33,897
Custodian and accounting	57,852
Audit and tax services	35,651
Legal	13,758
Shareholder reporting	181,987
Insurance	9,385
Miscellaneous	12,120

Total expenses	4,357,536
Less broker commission recapture	(130,569)	4,226,967

Net Investment Income		5,222,822

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(181,555,786)
Futures contracts	940,501
Foreign currency transactions	(667)	(180,615,952)

Net change in unrealized appreciation (depreciation) on:
Investments	378,649,443
Foreign currency transactions	(863)	378,648,580

Net realized and unrealized gain		198,032,628

Net Increase in Net Assets From Operations		$203,255,450

(a)	Net of foreign taxes of $39,176.
(b)	Includes net income on securities loaned of $482,484.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,222,822	$9,953,928
Net realized loss	(180,615,952)	(26,258,478)
Net change in unrealized appreciation (depreciation)	378,648,580	(469,148,651)

Increase (decrease) in net assets from operations	203,255,450	(485,453,201)

From Distributions to Shareholders
Net investment income
Class A	(6,245,351)	(6,188,605)
Class B	(2,807,473)	(1,536,377)
Class E	(536,880)	(408,404)

	(9,589,704)	(8,133,386)

Net realized gain
Class A	(124,286)	(8,888,332)
Class B	(68,895)	(3,460,891)
Class E	(12,272)	(753,434)

	(205,453)	(13,102,657)

Total distributions	(9,795,157)	(21,236,043)

Decrease in net assets from capital share transactions	(169,545,348)	(241,928,336)

Total increase (decrease) in net assets	23,914,945	(748,617,580)

Net Assets
Beginning of the period	566,289,138	1,314,906,718

End of the period	$590,204,083	$566,289,138

Undistributed Net Investment Income
End of the period	$4,868,001	$9,251,327

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	2,204,936	$25,818,845	8,723,331	$132,280,753
Reinvestments	583,835	6,369,637	737,980	15,076,937
Redemptions	(17,126,946)	(198,691,249)	(19,355,401)	(370,806,840)

Net decrease	(14,338,175)	$(166,502,767)	(9,894,090)	$(223,449,150)

Class B
Sales	2,484,332	$30,789,008	3,157,641	$45,080,537
Reinvestments	265,838	2,876,368	246,779	4,997,268
Redemptions	(2,623,326)	(32,467,528)	(3,275,242)	(57,435,921)

Net increase (decrease)	126,844	$1,197,848	129,178	$(7,358,116)

Class E
Sales	320,294	$4,146,064	307,511	$4,556,252
Reinvestments	50,427	549,152	57,037	1,161,838
Redemptions	(734,503)	(8,935,645)	(981,957)	(16,839,160)

Net decrease	(363,782)	$(4,240,429)	(617,409)	$(11,121,070)

Decrease derived from capital share transactions		$(169,545,348)		$(241,928,336)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.00		$21.26	$21.27	$20.97	$20.67

Income (Loss) From Investment Operations
Net investment income	0.14	(a)	0.20 (a)	0.27 (a)	0.18 (a)	0.12
Net realized and unrealized gain (loss) on investments	5.05		(10.10)	0.50	2.18	2.08

Total from investment operations	5.19		(9.90)	0.77	2.36	2.20

Less Distributions
Distributions from net investment income	(0.20)		(0.15)	(0.12)	(0.11)	(0.06)
Distributions from net realized capital gains	(0.00	)(b)	(0.21)	(0.66)	(1.95)	(1.84)

Total distributions	(0.20)		(0.36)	(0.78)	(2.06)	(1.90)

Net Asset Value, End of Period	$15.99		$11.00	$21.26	$21.27	$20.97

Total Return (%)	48.09		(47.34)	3.45	11.45	12.27
Ratio of expenses to average net assets before broker commission recapture (%)	0.72		0.69	0.69	0.73	0.76
Ratio of expenses to average net assets net of broker commission recapture (%) (c)	0.69		0.68	0.67	0.70	0.75
Ratio of net investment income to average net assets (%)	1.12		1.13	1.24	0.86	0.67
Portfolio turnover rate (%)	45		62	60	47	90
Net assets, end of period (in millions)	$268.02		$342.21	$871.57	$544.07	$428.90

	Class B
	Year ended December 31,
	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.88		$21.03	$21.05	$20.78	$20.51

Income (Loss) From Investment Operations
Net investment income	0.11	(a)	0.16 (a)	0.21 (a)	0.12 (a)	0.07
Net realized and unrealized gain (loss) on investments	5.00		(10.00)	0.50	2.16	2.06

Total from investment operations	5.11		(9.84)	0.71	2.28	2.13

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	(0.07)	(0.06)	(0.02)
Distributions from net realized capital gains	(0.00	)(b)	(0.21)	(0.66)	(1.95)	(1.84)

Total distributions	(0.16)		(0.31)	(0.73)	(2.01)	(1.86)

Net Asset Value, End of Period	$15.83		$10.88	$21.03	$21.05	$20.78

Total Return (%)	47.74		(47.47)	3.19	11.20	11.93
Ratio of expenses to average net assets before broker commission recapture (%)	0.97		0.94	0.94	0.98	1.01
Ratio of expenses to average net assets net of broker commission recapture (%) (c)	0.94		0.93	0.92	0.95	0.99
Ratio of net investment income to average net assets (%)	0.85		0.94	0.97	0.61	0.46
Portfolio turnover rate (%)	45		62	60	47	90
Net assets, end of period (in millions)	$276.02		$188.36	$361.25	$312.19	$209.45

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.96		$21.18	$21.19	$20.90	$20.61

Income (Loss) From Investment Operations
Net investment income	0.12	(a)	0.18 (a)	0.23 (a)	0.15 (a)	0.10
Net realized and unrealized gain (loss) on investments	5.04		(10.07)	0.51	2.17	2.06

Total from investment operations	5.16		(9.89)	0.74	2.32	2.16

Less Distributions
Distributions from net investment income	(0.18)		(0.12)	(0.09)	(0.08)	(0.03)
Distributions from net realized capital gains	(0.00	)(b)	(0.21)	(0.66)	(1.95)	(1.84)

Total distributions	(0.18)		(0.33)	(0.75)	(2.03)	(1.87)

Net Asset Value, End of Period	$15.94		$10.96	$21.18	$21.19	$20.90

Total Return (%)	47.83		(47.39)	3.27	11.28	12.08
Ratio of expenses to average net assets before broker commission recapture (%)	0.87		0.84	0.84	0.88	0.91
Ratio of expenses to average net assets net of broker commission recapture (%) (c)	0.84		0.83	0.82	0.85	0.90
Ratio of net investment income to average net assets (%)	0.96		1.02	1.06	0.72	0.52
Portfolio turnover rate (%)	45		62	60	47	90
Net assets, end of period (in millions)	$46.16		$35.72	$82.09	$88.88	$92.70

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.
If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

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Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, real estate investment trusts (REIT) adjustments and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,407,134	0.650%	Of the first $1.0 billion
	0.600%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$224,136,406	$0	$395,616,657

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) to maintain investment exposure to a target asset class. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27-30, 2009, the Portfolio had $119,268,580 in equity index futures contract exposure. At December 31, 2009, the Portfolio did not have any open futures contacts. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $940,501 which is shown under net realized gain (loss) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$9,614,238	$8,133,386	$180,919	$13,102,657	$—	$—	$9,795,157	$21,236,043

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$4,872,079	$—	$37,637,361	$(202,369,632)	$(159,860,192)

As of December 31, 2009, the Portfolio had $202,369,632 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Mid Cap Value Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Mid Cap Value Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

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Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 40.31%, 39.80%, and 40.07%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World® Index1, which returned 29.99% respectively.

MARKET ENVIRONMENT/CONDITIONS

The reporting period began with near panic in the financial markets. For the first quarter of 2009, there was a very real fear that the world economy might be heading towards the conditions experienced during the Great Depression. As credit dried up and consumer confidence collapsed, global economic activity slowed dramatically or went into reverse as many large financial institutions disappeared or neared bankruptcy. With the help of government intervention, the financial system stabilized, risk premiums fell, loans were extended to qualified businesses and consumers, and with this, the global economy largely recovered. The scale of government intervention has been unprecedented, and while the long-term impacts are still to be assessed, we believe the ‘medicine’ has clearly worked and we are now in the early stages of an economic recovery. However, we continue to anticipate, as we did a year ago, that the recovery will be a slow process.

Given our relative confidence of an ultimate market recovery, during this bout of extreme market volatility we did not panic with regard to our portfolio positioning, and stuck to our investment principles. As a result, we were able to produce results that were well ahead of the benchmark over the reporting period. The Portfolio’s investment strategy remains focused on identifying long-term structural growth stocks—companies we believe have durable long-term earnings and good cash-flow characteristics, strong economic returns on invested capital, and healthy balance sheets. Sector and country allocation are also primarily driven by stock selection; we do not make changes to the Portfolio because of sweeping top-down asset or country allocation decisions, although we tend to avoid jurisdictions where the legal structures appear inadequate to provide shareholder protection. Our fundamental, bottom-up approach, which seeks long-term, sustainable and superior growth, has currently led us to focus on the information technology and consumer discretionary sectors. Additionally, we tend towards securities located in open economies, such as the United States, Japan and the U.K., which have high-quality companies and feature significant innovation.

PORTFOLIO REVIEW/CURRENT POSITIONING

In terms of contributors to Portfolio performance, the Portfolio faired particularly well within information technology, consumer discretionary and consumer staples. We were overweight in information technology, since we saw opportunities. The biggest contributors were Telefonaktiebolaget LM Ericsson, our largest holding; Infosys Technologies Ltd., the Indian software company; U.S.-based Juniper Networks, Inc.; semiconductor firm MediaTek, Inc.; internet service company eBay, Inc.; and specialty glass and ceramics producer Corning, Inc. The Portfolio was also overweight in consumer discretionary companies, and experienced contributions from a wide array of holdings, such as retailers Hennes & Mauritz AB (which we exited) and Tiffany & Co. Other contributors included Bayerische Motoren Werke (BMW) AG and luxury goods companies LVMH Moet Hennessey Louis Vuitton and Tod’s SpA, an Italian company that manufactures shoes and other leather goods. The Portfolio also outperformed in the consumer staples sector as a result of better relative stock selection.

Within industrials we were also overweight as we found many companies within our restructuring theme. The sector did well, with a particular strong showing by Assa Abloy AB, a Swedish company that is a leading manufacturer and supplier of locks. Our energy stock selection, which had detracted from Portfolio performance during the first half of the period, experienced a strong rebound and ended the reporting period strongly outperforming the MSCI World Index. Technip SA, Europe’s second-largest provider of oil-field services, was the largest contributor to performance.

At the country level, the stellar performance of technology stocks moved the United States into the top position in terms of positive contributors to performance. As a region, Europe was the top contributor to Portfolio performance, with solid contributors coming from France, Germany, and Sweden, among others. Latin America also outperformed for the Portfolio, with Brazil and Mexico leading the way, as did Asia excluding Japan, primarily due to India and Taiwan providing the bulk of the returns.

On the negative side, an underweight in materials detracted from performance. The sector experienced volatility over the period; as the commodity and energy bubble burst, the sector was very weak through March 2009, but as prices have recovered, materials was the top performing sector for the Index in terms of total return. Thus, our substantial underweight in materials hurt relative performance. However, we maintained our underweight position in materials as the fundamentals of supply and demand in a slow growth world did not appear to support another big run-up in this sector. Other holdings which hindered performance during the reporting period included KDDI Corp., Sumitomo Mitsui Financial Group, Seven & I Holdings Co., and Nintendo Co. Geographically, underweights in Australia and Canada detracted from overall performance, as did our overweight position in Japan.

While the exact shape of recovery is yet unknown, we remain conservative in our assumptions. We believe the Portfolio is well positioned to seek attractive returns without any heroic assumptions for the shape of the recovery. Our weightings in terms of geography and sectors changed little over the reporting period. Our focus on quality franchises remains the bedrock of the Portfolio, and we have built the Portfolio around companies with strong free cash-flow characteristics. We have added very selectively to quality financials sector stocks, while retaining an underweight stance to the sector overall. At year end, we saw real opportunities in U.S. healthcare insurers, which have massive free cash flows and low single-figure multiples; also, we

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

believe the existing structure, as is, should form the basis of any healthcare reform package. We were also optimistic in regards to consumer non-durables with restructuring stories. We viewed the recent firming of commodity prices as a recovery from an oversold position, a sign of growing appetite for risk, and a reaction to the weakness of the U.S. dollar. Clearly the markets have rallied strongly from their March 2009 lows, but we still believe valuations are compelling.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio
Class A	40.31	3.84	2.43	—
Class B	39.80	3.57	—	5.30
Class E	40.07	3.69	—	3.55
MSCI World Index[1]	29.99	2.01	–0.24	—

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	3.7
Siemens AG	2.4
Credit Suisse Group AG	2.2
LVMH Moet Hennessy Louis Vuitton S.A.	2.2
eBay, Inc.	2.0
Microsoft Corp.	2.0
Juniper Networks, Inc.	2.0
Infosys Technologies, Ltd.	2.0
Roche Holding AG	1.9
Intuit, Inc.	1.7

Top Countries

% of Net Assets
United States	32.1
Japan	9.0
United Kingdom	8.8
Germany	7.2
Switzerland	7.1
France	6.8
Sweden	6.4
Mexico	3.4
Netherlands	3.3
India	2.6

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account lance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.64%	$1,000.00	$1,244.70	$3.62
	Hypothetical	0.64%	$1,000.00	$1,021.94	$3.26

Class B	Actual	0.89%	$1,000.00	$1,243.70	$5.03
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

Class E	Actual	0.79%	$1,000.00	$1,243.50	$4.47
	Hypothetical	0.79%	$1,000.00	$1,021.18	$4.02

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—97.3% of Net Assets

Security Description	Shares	Value*

Brazil—1.5%
Companhia de Bebidas das Americas (ADR)	52,350	$5,292,062
Empresa Brasileira de Aeronautica S.A. (ADR) (a)	229,710	5,078,888

		10,370,950

Canada—0.7%
Husky Energy, Inc. (b)	178,000	5,116,331

Cayman Islands—1.0%
XL Capital, Ltd. (Class A)	388,310	7,117,722

Finland—0.9%
Fortum Oyj	239,480	6,487,079

France—6.8%
LVMH Moet Hennessy Louis Vuitton S.A.	134,241	15,071,298
NicOx S.A. (a) (b)	49,495	413,315
Sanofi-Aventis S.A.	81,232	6,366,843
Société Générale	81,816	5,660,458
Technip S.A.	137,330	9,622,216
Total S.A. (a)	158,878	10,180,084

		47,314,214

Germany—6.6%
Allianz SE	77,265	9,616,390
Bayer AG	37,432	2,991,444
Bayerische Motoren Werke AG (a)	61,589	2,799,640
Linde AG	15,423	1,856,195
SAP AG	244,826	11,545,753
Siemens AG	180,058	16,513,721

		45,323,143

India—2.6%
HDFC Bank, Ltd.	35,400	1,290,184
Infosys Technologies, Ltd.	242,226	13,498,998
Wire & Wireless India, Ltd. (b)	547,757	231,886
Zee Telefilms, Ltd.	540,560	2,953,825

		17,974,893

Italy—1.9%
Bulgari S.p.A. (a)	486,500	4,016,514
Lottomatica S.p.A. (a)	60,200	1,206,087
Prysmian S.p.A.	127,700	2,235,116
Tod’s S.p.A.	72,900	5,400,327

		12,858,044

Japan—9.0%
Fanuc, Ltd.	31,700	2,949,060
Hoya Corp.	258,800	6,864,302
KDDI Corp.	1,426	7,523,478
Keyence Corp.	24,100	4,970,882
Kyocera Corp.	40,500	3,573,565
Murata Manufacturing Co., Ltd.	145,500	7,187,681
Nidec Corp.	41,900	3,854,573
Nintendo Co., Ltd.	15,400	3,652,585

Security Description	Shares	Value*

Japan—(Continued)
Secom Co., Ltd.	100,100	$4,737,014
Seven & I Holdings Co., Ltd.	104,191	2,115,797
Sony Corp.	341,828	9,913,180
Sumitomo Mitsui Financial Group, Inc. (a)	166,300	4,743,438

		62,085,555

Mexico—3.4%
Fomento Economico Mexicano S.A. de C.V.	2,013,060	9,672,823
Grupo Modelo S.A.B. de C.V.	987,710	5,490,093
Grupo Televisa S.A. (ADR)	403,770	8,382,265

		23,545,181

Netherlands—3.3%
European Aeronautic Defense & Space Co. NV (a)	359,497	7,180,425
Koninklijke Philips Electronics NV	294,548	8,720,663
TNT NV	235,065	7,194,314

		23,095,402

Norway—0.7%
Tandberg ASA (a)	166,970	4,752,920

Panama—1.4%
Carnival Corp. (b)	310,870	9,851,470

Spain—1.2%
Inditex S.A.	135,890	8,419,364

Sweden—6.4%
Assa Abloy AB (Series B) (a)	568,700	10,889,576
Investor AB (a)	401,725	7,425,919
Telefonaktiebolaget LM Ericsson (Class B) (a)	2,818,196	25,920,003

		44,235,498

Switzerland—7.1%
Basilea Pharmaceutica (a) (b)	7,538	465,395
Credit Suisse Group AG	312,513	15,374,529
Nestle S.A.	96,410	4,678,666
Roche Holding AG	77,690	13,201,650
Transocean, Ltd. (USD) (b)	96,358	7,978,442
UBS AG	472,627	7,252,395

		48,951,077

Taiwan—2.0%
MediaTek, Inc.	398,257	6,916,111
Taiwan Semiconductor Manufacturing Co., Ltd.	3,311,498	6,642,656

		13,558,767

United Kingdom—8.8%
3i Group plc	643,709	2,912,005
Cadbury plc	537,718	6,924,386
Diageo plc	206,402	3,602,082
HSBC Holdings plc (HKD)	966,814	11,005,825
Prudential plc	733,052	7,472,959
Reckitt Benckiser Group plc	132,938	7,207,417

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
RT Group plc (c) (d) (e)	282,264	$0
Tesco plc	1,190,559	8,185,926
Unilever plc	229,587	7,354,121
Vodafone Group plc	2,791,111	6,467,974

		61,132,695

United States—32.0%
3M Co.	122,370	10,116,328
Adobe Systems, Inc. (b)	246,370	9,061,489
Aetna, Inc.	259,500	8,226,150
Aflac, Inc.	176,100	8,144,625
Altera Corp. (a)	335,530	7,593,044
Amylin Pharmaceuticals, Inc. (a) (b)	94,700	1,343,793
Automatic Data Processing, Inc.	218,310	9,348,034
Boeing Co.	57,460	3,110,310
Colgate-Palmolive Co.	112,600	9,250,090
Corning, Inc.	431,010	8,322,803
eBay, Inc. (b)	600,830	14,143,538
Emerson Electric Co.	121,600	5,180,160
Fidelity National Financial, Inc.	240,800	3,241,168
InterMune, Inc. (a) (b)	84,700	1,104,488
Intuit, Inc. (a) (b)	387,520	11,900,739
Juniper Networks, Inc. (b)	520,900	13,892,403
Linear Technology Corp. (a)	60,810	1,857,137
Lockheed Martin Corp.	46,380	3,494,733
Maxim Integrated Products, Inc. (a)	340,790	6,918,037
McDonald’s Corp.	163,200	10,190,208
Microsoft Corp.	460,760	14,048,572
Raytheon Co.	112,550	5,798,576
Regeneron Pharmaceuticals, Inc. (a) (b)	51,890	1,254,700
Seattle Genetics, Inc. (a) (b)	190,826	1,938,792
Shuffle Master, Inc. (a) (b)	156,100	1,286,264
SIRIUS XM Radio, Inc. (a) (b)	3,404,860	2,042,916
SLM Corp. (b)	728,400	8,209,068
The Walt Disney Co. (a)	341,860	11,024,985
Theravance, Inc. (a) (b)	144,980	1,894,889
Tiffany & Co. (a)	220,500	9,481,500
Wal-Mart Stores, Inc.	177,610	9,493,255
WellPoint, Inc. (b)	141,200	8,230,548

		221,143,342

Total Common Stock (Identified Cost $708,044,124)		673,333,647

Preferred Stock—0.6%

Germany—0.6%
Bayerische Motoren Werke AG	134,383	4,419,719

Total Preferred Stock (Identified Cost $4,115,801)		4,419,719

Fixed Income—Convertible—0.1%
Security Description	Par Amount	Value*

United States—0.1%
Theravance, Inc. 3.000%, 01/15/15	$699,000	$550,463

Total Fixed Income—Convertible (Identified Cost $699,000)		550,463

Short Term Investments—11.8%
Security Description	Shares/Par Amount	Value*

United States—11.8%
State Street Navigator Securities Lending Prime Portfolio (f)	69,882,134	69,882,134
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $11,363,006 on 01/04/10, collateralized by $11,145,000 Federal Home Loan Bank due 09/17/10 with a value of $11,594,144.	$11,363,000	11,363,000

Total Short Term Investments (Identified Cost $81,245,134)		81,245,134

Total Investments 109.8% (Identified Cost $794,104,059) (g)		759,548,963
Liabilities in excess of other assets		(67,547,561)

Net Assets 100.0%		$692,001,402

(a)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $66,516,447 and the collateral received consisted of cash in the amount of $69,882,134. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $798,357,251 and the composition of unrealized appreciation and depreciation of investment securities was $57,367,283 and $(96,175,571), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(HKD)—	Hong Kong Dollar
(USD)—	United States Dollar

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2009

Ten Largest Industries as of December 31, 2009 (Unaudited)	Percentage of Net Assets
Software	7.4%
Communications Equipment	6.4%
Semiconductors & Semiconductor Equipment	6.3%
Insurance	5.1%
Electronic Equipment, Instruments & Components	4.0%
Industrial Conglomerates	3.8%
Capital Markets	3.7%
Aerospace & Defense	3.6%
Textiles, Apparel & Luxury Goods	3.5%
Media	3.5%

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$10,370,950	$—	$—	$10,370,950
Canada	—	5,116,331	—	5,116,331
Cayman Islands	7,117,722	—	—	7,117,722
Finland	—	6,487,079	—	6,487,079
France	—	47,314,214	—	47,314,214
Germany	—	45,323,143	—	45,323,143
India	—	17,974,893	—	17,974,893
Italy	—	12,858,044	—	12,858,044
Japan	—	62,085,555	—	62,085,555
Mexico	8,382,265	15,162,916	—	23,545,181
Netherlands	—	23,095,402	—	23,095,402
Norway	—	4,752,920	—	4,752,920
Panama	9,851,470	—	—	9,851,470
Spain	—	8,419,364	—	8,419,364
Sweden	—	44,235,498	—	44,235,498
Switzerland	7,978,442	40,972,635	—	48,951,077
Taiwan	—	13,558,767	—	13,558,767
United Kingdom	—	61,132,695	—	61,132,695
United States	221,143,342	—	—	221,143,342
Total Common Stock*	264,844,191	408,489,456	—	673,333,647
Total Preferred Stock*	—	4,419,719	—	4,419,719
Total Fixed Income—Convertible*	—	550,463	—	550,463
Short Term Investments*
United States	69,882,134	11,363,000	—	81,245,134
Total Investments	$334,726,325	$424,822,638	$—	$759,548,963

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$759,548,963
Cash		404
Cash denominated in foreign currencies (c)		2,057,065
Receivable for:
Fund shares sold		249,509
Accrued interest and dividends		709,136
Foreign taxes		63,386

Total Assets		762,628,463
Liabilities
Payable for:
Fund shares redeemed	$136,733
Foreign taxes	119,395
Collateral for securities loaned	69,882,134
Accrued expenses:
Management fees	308,214
Distribution and service fees	49,507
Deferred directors’ fees	4,075
Other expenses	127,003

Total Liabilities		70,627,061

Net Assets		$692,001,402

Net assets consists of:
Paid in surplus		$774,880,039
Undistributed net investment income		9,075,072
Accumulated net realized losses		(57,282,916)
Unrealized depreciation on investments and foreign currency transactions		(34,670,793)

Net Assets		$692,001,402

Net Assets
Class A		$451,641,570
Class B		225,879,543
Class E		14,480,289
Capital Shares (Authorized) Outstanding
Class A (70,000,000)		33,509,208
Class B (30,000,000)		16,830,706
Class E (5,000,000)		1,077,930
Net Asset Value, Offering and Redemption Price Per Share
Class A		$13.48
Class B		13.42
Class E		13.43

(a)	Identified cost of investments was $794,104,059.
(b)	Includes securities loaned at value of $66,516,447.
(c)	Identified cost of cash denominated in foreign currencies was $2,082,914.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$12,582,336
Interest (b)		899,510

		13,481,846
Expenses
Management fees	$3,107,491
Distribution and service fees—Class B	464,425
Distribution and service fees—Class E	18,363
Directors’ fees and expenses	33,897
Custodian and accounting	327,081
Audit and tax services	41,301
Legal	13,437
Shareholder reporting	185,071
Insurance	9,216
Miscellaneous	25,943

Total expenses		4,226,225

Net Investment Income		9,255,621

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(29,477,336)
Foreign currency transactions	161,313	(29,316,023)

Net change in unrealized appreciation (depreciation) on:
Investments	220,470,038
Foreign currency transactions	(26,231)	220,443,807

Net realized and unrealized gain		191,127,784

Net Increase in Net Assets From Operations		$200,383,405

(a)	Net of foreign taxes of $1,030,904.
(b)	Includes net income on securities loaned of $882,691.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,255,621	$15,833,471
Net realized loss	(29,316,023)	(25,289,366)
Net change in unrealized appreciation (depreciation)	220,443,807	(368,617,733)

Increase (decrease) in net assets from operations	200,383,405	(378,073,628)

From Distributions to Shareholders
Net investment income
Class A	(9,775,857)	(11,146,915)
Class B	(4,189,342)	(4,193,822)
Class E	(291,634)	(369,402)

	(14,256,833)	(15,710,139)

Net realized gain
Class A	0	(19,263,601)
Class B	0	(8,450,946)
Class E	0	(697,035)

	0	(28,411,582)

Total distributions	(14,256,833)	(44,121,721)

Decrease in net assets from capital share transactions	(20,363,421)	(15,386,735)

Total increase (decrease) in net assets	165,763,151	(437,582,084)

Net Assets
Beginning of the period	526,238,251	963,820,335

End of the period	$692,001,402	$526,238,251

Undistributed Net Investment Income
End of the period	$9,075,072	$13,914,971

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,386,997	$15,418,557	1,794,157	$25,364,068
Reinvestments	1,038,880	9,775,857	1,953,148	30,410,516
Redemptions	(4,188,391)	(45,267,580)	(5,836,665)	(79,066,291)

Net decrease	(1,762,514)	$(20,073,166)	(2,089,360)	$(23,291,707)

Class B
Sales	2,794,182	$31,212,385	4,256,389	$61,415,885
Reinvestments	446,149	4,189,342	813,692	12,644,768
Redemptions	(3,248,166)	(35,103,779)	(4,580,034)	(62,273,005)

Net increase (decrease)	(7,835)	$297,948	490,047	$11,787,648

Class E
Sales	144,596	$1,633,493	127,934	$1,760,228
Reinvestments	31,058	291,634	68,669	1,066,437
Redemptions	(229,872)	(2,513,330)	(485,811)	(6,709,341)

Net decrease	(54,218)	$(588,203)	(289,208)	$(3,882,676)

Decrease derived from capital share transactions		$(20,363,421)		$(15,386,735)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.90	$17.50	$16.86	$15.11	$13.09

Income (Loss) From Investment Operations
Net investment income	0.19 (a)	0.30 (a)	0.21 (a)	0.21 (a)	0.12
Net realized and unrealized gain (loss) on investments	3.68	(7.06)	0.89	2.26	1.98

Total from investment operations	3.87	(6.76)	1.10	2.47	2.10

Less Distributions
Distributions from net investment income	(0.29)	(0.31)	(0.20)	(0.41)	(0.08)
Distributions from net realized capital gains	0.00	(0.53)	(0.26)	(0.31)	0.00

Total distributions	(0.29)	(0.84)	(0.46)	(0.72)	(0.08)

Net Asset Value, End of Period	$13.48	$9.90	$17.50	$16.86	$15.11

Total Return (%)	40.31	(40.37)	6.49	16.59	16.22
Ratio of expenses to average net assets (%)	0.64	0.61	0.61	0.66	0.93
Ratio of net investment income to average net assets (%)	1.68	2.16	1.19	1.37	0.87
Portfolio turnover rate (%)	14	20	17	73	115
Net assets, end of period (in millions)	$451.64	$349.03	$653.91	$648.02	$226.04

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Income (Loss) From Investment Operations
Net investment income	0.16 (a)	0.26 (a)	0.16 (a)	0.17 (a)	0.05
Net realized and unrealized gain (loss) on investments	3.66	(7.04)	0.89	2.25	2.02

Total from investment operations	3.82	(6.78)	1.05	2.42	2.07

Less Distributions
Distributions from net investment income	(0.26)	(0.27)	(0.16)	(0.36)	(0.05)
Distributions from net realized capital gains	0.00	(0.53)	(0.26)	(0.31)	0.00

Total distributions	(0.26)	(0.80)	(0.42)	(0.67)	(0.05)

Net Asset Value, End of Period	$13.42	$9.86	$17.44	$16.81	$15.06

Total Return (%)	39.80	(40.56)	6.26	16.35	15.98
Ratio of expenses to average net assets (%)	0.89	0.86	0.86	0.91	1.18
Ratio of net investment income to average net assets (%)	1.42	1.91	0.94	1.09	0.53
Portfolio turnover rate (%)	14	20	17	73	115
Net assets, end of period (in millions)	$225.88	$166.05	$285.12	$260.54	$27.79

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Income (Loss) From Investment Operations
Net investment income	0.17 (a)	0.28 (a)	0.18 (a)	0.18 (a)	0.11
Net realized and unrealized gain (loss) on investments	3.67	(7.05)	0.88	2.27	1.97

Total from investment operations	3.84	(6.77)	1.06	2.45	2.08

Less Distributions
Distributions from net investment income	(0.27)	(0.28)	(0.17)	(0.39)	(0.06)
Distributions from net realized capital gains	0.00	(0.53)	(0.26)	(0.31)	0.00

Total distributions	(0.27)	(0.81)	(0.43)	(0.70)	(0.06)

Net Asset Value, End of Period	$13.43	$9.86	$17.44	$16.81	$15.06

Total Return (%)	40.07	(40.49)	6.31	16.51	16.11
Ratio of expenses to average net assets (%)	0.79	0.76	0.76	0.81	1.08
Ratio of net investment income to average net assets (%)	1.54	2.01	1.04	1.13	0.71
Portfolio turnover rate (%)	14	20	17	73	115
Net assets, end of period (in millions)	$14.48	$11.16	$24.79	$24.31	$20.67

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,107,491	0.900%	Of the first $ 50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$81,113,822	$0	$112,502,672

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$14,256,833	$16,346,159	$—	$27,775,562	$—	$—	$14,256,833	$44,121,721

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$10,114,258	$—	$(38,923,986)	$(54,064,833)	$(82,874,561)

As of December 31, 2009 the Portfolio had $17,775,110 in capital loss carryforwards expiring on December 31, 2016 and $36,289,723 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. Russell 2000® Index Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Russell 2000 Index Portfolio returned 26.01%, 25.66%, and 25.86%, respectively, compared to its benchmark, the Russell 2000® Index1, which returned 27.17%. The Class G shares returned 32.78% from its inception date of April 28, 2009 to the end of the year compared to the 29.51% of the index during the same period.

MARKET ENVIRONMENT/CONDITIONS

During the one-year period, the Russell 2000® Index declined 15.0% in the first quarter before rallying 49.5% over the next three quarters. From its low on March 9th to its high on December 24th, the Russell 2000® Index rallied nearly 87%. The decline in the first quarter was primarily due to increasing job losses, challenging financial market conditions, and economic data suggesting further weakness in the economy. The large positive return over the next three quarters was primarily due to expectations that the recession had ended and that the fiscal and monetary stimulus was beginning to contribute to a gradual resumption of sustainable economic growth. During the year, the Federal Open Market Committee met eight times and maintained the target range for the Federal Funds Rate at zero to 0.25%. Due to mixed economic data, the Federal Reserve stated they intended to keep the Federal Funds Rate at exceptionally low levels for an extended period. In November, the unemployment rate increased to 10.2%, the highest level since August 1983, before dropping slightly to 10.0% in December. Positive economic data for the fourth quarter included improving home sales, better than expected retail sales, and a 2.2% increase in the U.S. Gross Domestic Product for the third quarter of 2009, the first increase since the second quarter of 2008.

Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Eight of nine sectors comprising the Russell 2000® Index experienced positive returns for the year. The Consumer Discretionary sector (11.5% beginning-of-year weight in the benchmark), up 62.2%, was the best-performing sector. The next best-performing sectors were Technology (14.0% beginning weight), up 61.4%, providing the largest positive impact to the benchmark’s one-year return; Materials & Processing (7.0% beginning weight), up 40.1%; and Energy (3.9% beginning weight), up 39.9%. The Financial Services sector (24.5% beginning weight), down 0.1%, was the worst-performing sector, and the only sector with a negative return. The next worst relative-performing sectors were Utilities (5.5% beginning weight), up 10.0%; and Producer Durables (14.4% beginning weight), up 16.7%.

The stocks with the largest positive impact on the benchmark return for the year were Human Genome Sciences, up 1,343.4%; Dendreon, up 423.8%; and 3Com, up 228.9%. The stocks with the largest negative impact were Sequenom, down 79.1%; Cathay General Bancorp, down 67.7%; and Susquehanna Bancshares, down 61.5%.

On June 26, 2009, Frank Russell underwent its annual reconstitution. In total, 316 companies were added to the Russell 2000 Index and 193 companies were removed. The difference of 123 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The annual Russell 2000 reconstitution generated approximately 23% turnover.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Advisors Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Russell 2000 Index Portfolio
Class A	26.01	0.35	3.05	—
Class B	25.66	0.10	—	4.11
Class E	25.86	0.21	—	3.71
Class G	—	—	—	32.78
Russell 2000 Index[1]	27.17	0.51	3.51	—

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 Inception dates of the Class A, Class B, Class E and Class G shares are: 11/9/98, 1/2/01, 5/1/01 and 4/28/09, respectively. The since inception return shown for Class G is not computed on an annualized basis.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	0.9
Human Genome Sciences, Inc.	0.6
Tupperware Brands Corp.	0.3
3 Com Corp.	0.3
E*TRADE Financial Corp.	0.3
Assured Guaranty, Ltd.	0.3
Solera Holdings, Inc.	0.3
Skyworks Solutions, Inc.	0.3
Highwoods Properties, Inc.	0.3
Domtar Corp.	0.2

Top Sectors

% of Net Assets
Financials	19.7
Information Technology	18.0
Industrials	15.8
Health Care	13.9
Consumer Discretionary	13.5
Materials	4.8
Energy	4.7
Consumer Staples	3.4
Utilities	3.2
Telecommunication Services	1.0

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.35%	$1,000.00	$1,238.00	$1.97
	Hypothetical	0.35%	$1,000.00	$1,023.42	$1.79

Class B(a)	Actual	0.60%	$1,000.00	$1,235.80	$3.38
	Hypothetical	0.60%	$1,000.00	$1,022.15	$3.06

Class E(a)	Actual	0.50%	$1,000.00	$1,237.70	$2.82
	Hypothetical	0.50%	$1,000.00	$1,022.66	$2.55

Class G(a)	Actual	0.65%	$1,000.00	$1,236.30	$3.66
	Hypothetical	0.65%	$1,000.00	$1,021.89	$3.31

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—98.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.7%
AAR Corp. (a)	21,887	$502,963
AeroVironment, Inc. (a)	7,419	215,745
American Science & Engineering, Inc.	5,081	385,343
Applied Signal Technology, Inc.	6,551	126,369
Argon, Inc. (a)	7,884	171,240
Ceradyne, Inc. (a)	14,365	275,952
Cubic Corp.	8,851	330,142
Curtiss-Wright Corp.	25,826	808,870
DigitalGlobe, Inc. (a)	8,739	211,484
Ducommun, Inc.	7,298	136,546
DynCorp International, Inc. (a)	15,363	220,459
Esterline Technologies Corp. (a)	16,523	673,643
GenCorp, Inc. (a)	29,383	205,681
HEICO Corp. (Class B) (b)	13,236	586,752
Herley Industries, Inc. (a)	9,374	130,205
Hexcel Corp. (a)	53,901	699,635
Ladish, Inc. (a)	11,078	167,056
LMI Aerospace, Inc. (a) (b)	5,223	69,466
Moog, Inc. (a)	25,242	737,824
Orbital Sciences Corp. (a)	32,822	500,864
Stanley, Inc. (a)	5,973	163,720
Taser International, Inc. (a) (b)	34,479	151,018
Teledyne Technologies, Inc. (a)	20,590	789,832
Triumph Group, Inc. (b)	9,302	448,821

		8,709,630

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	13,133	34,671
Atlas Air Worldwide Holdings, Inc. (a)	11,720	436,570
Dynamex, Inc. (a)	6,006	108,709
Forward Air Corp. (b)	16,406	410,970
HUB Group, Inc. (Class A) (a)	20,780	557,527
Pacer International, Inc. (a) (b)	21,625	68,335

		1,616,782

Airlines—0.9%
Airtran Holdings, Inc. (a) (b)	75,721	395,264
Alaska Air Group, Inc. (a)	20,343	703,054
Allegiant Travel Co. (a) (b)	8,855	417,690
Hawaiian Holdings, Inc. (a)	26,730	187,110
JetBlue Airways Corp. (a) (b)	135,113	736,366
Republic Airways Holdings, Inc. (a)	23,593	174,352
Skywest, Inc.	29,720	502,862
UAL Corp. (a) (b)	92,925	1,199,662
US Airways Group, Inc. (a) (b)	90,516	438,098

		4,754,458

Auto Components—0.9%
American Axle & Manufacturing Holdings, Inc. (a)	26,044	208,873
Amerigon, Inc. (a) (b)	13,640	108,302
ArvinMeritor, Inc. (b)	43,375	484,932
Cooper Tire & Rubber Co.	32,939	660,427
Dana Holding Corp. (a)	75,574	819,222
Dorman Products, Inc.	7,851	122,947
Drew Industries, Inc. (a)	11,444	236,318

Security Description	Shares	Value*

Auto Components—(Continued)
Exide Technologies (a)	30,097	$213,990
Fuel Systems Solutions, Inc. (a) (b)	7,974	328,848
Modine Manufacturing Co. (a)	26,485	313,582
Spartan Motors, Inc. (b)	19,530	109,954
Standard Motor Products, Inc. (a)	9,638	82,116
Stoneridge, Inc. (a)	9,171	82,631
Superior Industries International, Inc.	13,180	201,654
Tenneco, Inc. (a)	33,229	589,150
Wonder Auto Technology, Inc. (a)	9,356	110,026

		4,672,972

Automobiles—0.0%
Winnebago Industries (a) (b)	16,165	197,213

Beverages—0.1%
Coca-Cola Bottling Co. Consolidated	2,746	148,339
Heckmann Corp. (a)	45,427	226,681
National Beverage Corp. (b)	7,440	103,118
The Boston Beer Co., Inc. (a)	4,936	230,018

		708,156

Biotechnology—3.5%
Acorda Therapeutics, Inc. (a)	21,821	550,326
Affymax, Inc. (a)	9,927	245,594
Alkermes, Inc. (a)	53,621	504,574
Allos Therapeutics, Inc. (a) (b)	41,085	269,928
Alnylam Pharmaceuticals, Inc. (a) (b)	19,999	352,382
AMAG Pharmaceuticals, Inc. (a)	9,530	362,426
Arena Pharmaceuticals, Inc. (a) (b)	46,755	165,980
Ariad Pharmaceuticals, Inc. (a) (b)	51,682	117,835
Arqule, Inc. (a) (b)	24,595	90,756
Array Biopharma, Inc. (a)	29,351	82,476
AVI BioPharma, Inc. (a) (b)	10,111	14,762
BioCryst Pharmaceuticals, Inc. (a) (b)	14,697	94,943
Biospecifics Technologies Corp. (a) (b)	2,259	66,302
Celera Corp. (a)	44,957	310,653
Cell Therapeutics, Inc. (a) (b)	324,872	370,354
Celldex Therapeutics, Inc. (a)	15,523	72,648
Cepheid, Inc. (a) (b)	31,839	397,351
Clinical Data, Inc. (a) (b)	8,228	150,243
Cubist Pharmaceuticals, Inc. (a)	33,081	627,547
Curis, Inc. (a) (b)	21,464	69,758
Cytokinetics, Inc. (a)	7,824	22,768
Cytori Therapeutics, Inc. (a) (b)	17,135	104,524
Dyax Corp. (a)	36,482	123,674
Emergent Biosolutions, Inc. (a)	9,176	124,702
Enzon Pharmaceuticals, Inc. (a) (b)	27,534	289,933
Facet Biotech Corp. (a) (b)	13,053	229,472
Genomic Health, Inc. (a) (b)	7,360	143,962
Geron Corp. (a) (b)	51,547	286,086
Halozyme Therapeutics, Inc. (a) (b)	36,602	214,854
Human Genome Sciences, Inc. (a)	101,274	3,098,983
Idera Pharmaceuticals, Inc. (a) (b)	14,570	75,327
Immunogen, Inc. (a) (b)	32,418	254,805
Immunomedics, Inc. (a) (b)	39,907	128,101

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Incyte Corp., Ltd. (a) (b)	48,953	$445,962
InterMune, Inc. (a) (b)	20,699	269,915
Isis Pharmaceuticals, Inc. (a) (b)	53,285	591,464
Lexicon Pharmaceuticals, Inc. (a) (b)	50,712	86,210
Ligand Pharmaceuticals, Inc. (a)	36,297	78,765
MannKind Corp. (a) (b)	30,644	268,441
Martek Biosciences Corp. (a)	18,510	350,579
Maxygen, Inc. (a) (b)	17,352	105,674
Metabolix, Inc. (a) (b)	12,459	137,921
Micromet, Inc. (a) (b)	33,943	226,060
Momenta Pharmaceuticals, Inc. (a)	20,615	259,955
Myriad Pharmaceuticals, Inc. (a) (b)	14,532	73,096
Nabi Biopharmaceuticals (a)	31,666	155,163
Novavax, Inc. (a) (b)	37,702	100,287
NPS Pharmaceuticals, Inc. (a)	28,355	96,407
OncoGenex Pharmaceutical, Inc. (a) (b)	2,560	57,037
Onyx Pharmaceuticals, Inc. (a)	35,271	1,034,851
Orexigen Therapeutics, Inc. (a) (b)	12,587	93,647
Osiris Therapeutics, Inc. (a)	11,221	80,118
PDL BioPharma, Inc. (a) (b)	66,828	458,440
Pharmasset, Inc. (a)	11,069	229,128
Progenics Pharmaceuticals, Inc. (a) (b)	12,976	57,613
Protalix BioTherapeutics, Inc. (a) (b)	21,317	141,119
Regeneron Pharmaceuticals, Inc. (a)	34,749	840,231
Repligen Corp. (a)	18,735	77,001
Rigel Pharmaceuticals, Inc. (a)	28,365	269,751
Sangamo Biosciences, Inc. (a) (b)	24,849	147,106
Savient Pharmaceuticals, Inc. (a)	35,468	482,719
Seattle Genetics, Inc. (a)	47,894	486,603
SIGA Technologies, Inc. (a) (b)	15,576	90,341
Spectrum Pharmaceuticals, Inc. (a) (b)	19,664	87,308
Stemcells, Inc. (a) (b)	18,179	22,906
Theravance, Inc. (a) (b)	29,033	379,461
Vanda Pharmaceuticals, Inc. (a) (b)	15,676	176,198
Vical, Inc. (a) (b)	26,222	86,270
Zymogenetics, Inc. (a) (b)	22,664	144,823

		18,702,599

Building Products—0.6%
AAON, Inc.	7,694	149,956
American Woodmark Corp. (b)	6,163	121,288
Ameron International Corp.	5,201	330,056
Apogee Enterprises, Inc. (b)	17,370	243,180
Gibraltar Industries, Inc.	14,856	233,685
Griffon Corp. (a)	24,495	299,329
Insteel Industries, Inc.	12,134	157,742
NCI Building Systems, Inc. (a)	52,981	95,896
Quanex Building Products Corp. (a)	22,520	382,164
Simpson Manufacturing Co., Inc.	20,915	562,404
Trex Co., Inc. (a) (b)	8,855	173,558
Universal Forest Products, Inc.	11,105	408,775

		3,158,033

Capital Markets—2.5%
Allied Capital Corp. (a)	88,578	319,767
American Capital, Ltd.	140,758	343,449

Security Description	Shares	Value*

Capital Markets—(Continued)
Apollo Investment Corp.	91,619	$873,129
Ares Capital Corp.	61,224	762,239
Artio Global Investors, Inc. (a)	15,576	397,032
BGC Partners, Inc.	28,307	130,778
BlackRock Kelso Capital Corp.	7,872	67,069
Broadpoint Gleacher Securities, Inc. (b)	30,332	135,281
Calamos Asset Management, Inc.	11,175	128,848
Capital Southwest Corp.	2,039	160,673
Cohen & Steers, Inc. (b)	10,675	243,817
Diamond Hill Investment Group, Inc. (a) (b)	1,546	99,300
E*TRADE Financial Corp. (a)	874,766	1,530,840
Epoch Holding Corp.	7,781	81,311
Evercore Partners, Inc. (b)	8,247	250,709
FBR Capital Markets Corp. (a)	11,232	69,414
Fifth Street Finance Corp.	18,845	202,395
GAMCO Investors, Inc.	4,186	202,142
GFI Group, Inc.	37,777	172,641
Gladstone Capital Corp.	14,623	112,597
Gladstone Investment Corp.	14,338	65,381
Harris & Harris Group, Inc. (a) (b)	16,079	73,481
Hercules Technology Growth Capital, Inc.	20,027	208,080
International Assets Holding Corp. (a)	7,668	111,493
JMP Group, Inc.	9,323	90,620
Kayne Anderson Energy Development Co. (b)	6,111	88,915
KBW, Inc. (a)	20,051	548,595
Knight Capital Group, Inc. (a)	52,382	806,683
LaBranche & Co., Inc. (a) (b)	12,396	35,205
Main Street Capital Corp.	4,582	73,862
MCG Capital Corp. (a)	45,678	197,329
MF Global, Ltd. (a)	56,261	391,014
MVC Capital, Inc. (b)	15,052	177,614
NGP Capital Resources Co.	13,570	110,324
Oppenheimer Holdings, Inc. (b)	5,749	190,982
optionsXpress Holdings, Inc.	23,378	361,190
PennantPark Investment Corp.	12,852	114,640
Penson Worldwide, Inc. (a) (b)	11,822	107,107
Piper Jaffray Cos. (a)	11,057	559,595
Prospect Capital Corp. (b)	35,507	419,338
RiskMetrics Group, Inc. (a) (b)	11,900	189,329
Safeguard Scientifics, Inc. (a) (b)	11,857	122,246
Stifel Financial Corp. (a)	16,742	991,796
SWS Group, Inc.	16,059	194,314
Teton Advisors, Inc. (a) (c) (d)	78	0
TICC Capital Corp.	16,741	101,283
TradeStation Group, Inc. (a)	19,835	156,498
Triangle Capital Corp.	6,461	78,113
U.S. Global Investors, Inc. (b)	8,186	100,770
Westwood Holdings Group, Inc. (b)	3,352	121,812

		13,071,040

Chemicals—2.2%
A. Schulman, Inc.	13,296	268,313
American Vanguard Corp. (b)	6,951	57,693
Arch Chemicals, Inc.	14,075	434,636
Balchem Corp.	10,198	341,735
Calgon Carbon Corp. (a) (b)	30,355	421,935

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Chemicals—(Continued)
China Green Agriculture, Inc. (a) (b)	6,098	$89,641
Ferro Corp. (a) (b)	48,302	398,008
H.B. Fuller Co. (b)	27,235	619,596
Hawkins, Inc. (b)	5,274	115,131
ICO, Inc.	16,028	117,165
Innophos Holdings, Inc.	10,273	236,176
Innospec, Inc.	14,121	142,481
Koppers Holdings, Inc. (b)	11,847	360,623
Landec Corp. (a)	16,296	101,687
LSB Industries, Inc. (a) (b)	8,002	112,828
Minerals Technologies, Inc.	10,657	580,487
NewMarket Corp.	5,824	668,420
Olin Corp.	44,903	786,701
OM Group, Inc. (a) (b)	17,169	538,935
Omnova Solutions, Inc.	27,556	168,918
PolyOne Corp. (a)	51,999	388,433
Quaker Chemical Corp.	7,230	149,227
Rockwood Holdings, Inc. (a)	28,481	671,012
Sensient Technologies Corp. (b)	26,910	707,733
ShengdaTech, Inc. (a) (b)	17,867	109,525
Solutia, Inc. (a)	64,962	825,017
Spartech Corp.	18,201	186,742
Stepan Co.	4,458	288,923
STR Holdings, Inc. (a)	7,210	113,269
W.R. Grace & Co. (a)	40,791	1,034,052
Westlake Chemical Corp. (b)	10,662	265,804
Zep, Inc.	10,985	190,260
Zoltek Cos., Inc. (a)	18,207	172,967

		11,664,073

Commercial Banks—5.5%
1st Source Corp.	8,143	131,021
Alliance Financial Corp. (b)	2,584	70,156
American National Bankshares, Inc. (b)	3,852	84,359
Ames National Corp. (b)	4,449	93,918
Arrow Financial Corp. (b)	5,072	126,800
Bancfirst Corp. (b)	4,227	156,568
Banco Latinoamericano de Exportaciones S.A.	17,785	247,212
Bancorp, Inc. (a)	12,237	83,946
Bank of Marin Bancorp	3,199	104,159
Bank of the Ozarks, Inc. (b)	7,390	216,305
Boston Private Financial Holdings, Inc. (b)	40,232	232,139
Bridge Bancorp, Inc.	3,797	91,280
Bryn Mawr Bank Corp. (b)	4,797	72,387
Camden National Corp. (b)	3,953	129,263
Capital City Bank Group, Inc. (b)	7,854	108,699
Cardinal Financial Corp.	17,067	149,166
Cathay General Bancorp (b)	35,205	265,798
Center Bancorp, Inc. (b)	7,980	71,182
Centerstate Banks, Inc. (b)	11,072	111,716
Chemical Financial Corp. (b)	13,462	317,434
Citizens & Northern Corp.	6,716	64,071
Citizens Republic Bancorp, Inc. (a)	113,044	78,000
City Holdings Co. (b)	8,871	286,799
CNB Financial Corp.	5,439	86,970
CoBiz Financial, Inc.	12,936	61,446

Security Description	Shares	Value*

Commercial Banks—(Continued)
Columbia Banking System, Inc.	15,970	$258,395
Community Bank System, Inc. (b)	18,418	355,652
Community Trust Bancorp, Inc.	8,496	207,727
CVB Financial Corp. (b)	47,878	413,666
Eagle Bancorp, Inc. (a)	9,117	95,455
East West Bancorp, Inc.	52,100	823,180
Financial Institutions, Inc. (b)	8,161	96,137
First Bancorp (b)	10,486	146,489
First Bancorp (Puerto Rico) (b)	25,445	58,524
First Bancorp, Inc.	5,982	92,242
First Busey Corp.	28,814	112,086
First Commonwealth Financial Corp. (b)	47,729	221,940
First Community Bancshares, Inc.	8,470	102,064
First Financial Bancorp (b)	29,205	425,225
First Financial Bankshares, Inc. (b)	11,621	630,207
First Financial Corp. (b)	6,926	211,382
First Merchants Corp. (b)	11,118	66,041
First Midwest Bancorp, Inc. (b)	31,025	337,862
First of Long Island Corp.	3,358	84,790
FirstMerit Corp. (b)	47,299	952,602
FNB Corp. (b)	61,268	416,010
German American Bancorp, Inc. (b)	6,759	109,834
Glacier Bancorp, Inc.	33,965	466,000
Great Southern Bancorp, Inc. (b)	6,069	129,634
Hancock Holding Co. (b)	15,810	692,320
Harleysville National Corp. (b)	23,262	149,807
Heartland Financial USA, Inc. (b)	7,703	110,538
Heritage Financial Corp. (a)	5,678	78,243
Home Bancorp, Inc. (a) (b)	5,670	69,117
Home Bancshares, Inc. (b)	8,887	213,910
Iberiabank Corp.	11,486	618,062
Independent Bank Corp. (b)	11,835	247,233
International Bancshares Corp.	28,704	543,367
Investors Bancorp, Inc. (a)	27,454	300,347
Lakeland Bancorp, Inc. (b)	12,623	80,661
Lakeland Financial Corp.	9,208	158,838
MB Financial, Inc.	26,896	530,389
Merchants Bancshares, Inc.	3,052	69,097
Metro Bancorp, Inc. (a)	3,609	45,365
Nara Bancorp, Inc.	19,022	215,709
National Bankshares, Inc.	4,218	119,327
National Penn Bancshares, Inc.	71,294	412,792
NBT Bancorp, Inc.	19,197	391,043
Northfield Bancorp, Inc. (a) (b)	10,092	136,444
Northrim Bancorp, Inc. (b)	4,105	69,292
Old National Bancorp (b)	47,419	589,418
Oriental Financial Group, Inc.	14,047	151,708
Orrstown Financial Services, Inc. (b)	3,094	107,919
Pacific Continental Corp. (b)	10,841	124,021
PacWest Bancorp	15,528	312,889
Park National Corp. (b)	6,207	365,468
Penns Woods Bancorp, Inc. (b)	2,416	78,375
Pinnacle Financial Partners, Inc. (a) (b)	18,820	267,620
PrivateBancorp, Inc.	30,160	270,535
Prosperity Bancshares, Inc. (b)	25,017	1,012,438
Republic Bancorp, Inc. (Class A)	6,675	137,505

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
S&T Bancorp, Inc. (b)	13,465	$229,040
S.Y. Bancorp, Inc. (b)	7,089	151,350
Sandy Spring Bancorp, Inc. (b)	11,016	97,932
SCBT Financial Corp. (b)	7,106	196,765
Shore Bancshares, Inc. (b)	6,207	89,753
Signature Bank (a)	22,622	721,642
Simmons First National Corp.	8,478	235,688
Southside Bancshares, Inc.	7,078	138,870
State Bancorp, Inc. (b)	10,603	75,387
StellarOne Corp. (b)	15,621	155,585
Sterling Bancorp	13,033	93,056
Sterling Bancshares, Inc.	47,903	245,742
Suffolk Bancorp (b)	6,431	191,001
Susquehanna Bancshares, Inc. (b)	48,338	284,711
SVB Financial Group (a) (b)	22,863	953,158
Texas Capital Bancshares, Inc. (a)	20,709	289,098
The South Financial Group, Inc.	133,054	85,780
Tompkins Financial Corp. (b)	4,838	195,939
Tower Bancorp, Inc.	2,214	50,590
TowneBank (b)	11,846	138,361
TriCo Bancshares (b)	9,316	155,111
Trustmark Corp.	35,539	801,049
UMB Financial Corp.	18,475	726,991
Umpqua Holdings Corp. (b)	48,821	654,690
Union Bankshares Corp.	9,069	112,365
United Bankshares, Inc. (b)	21,190	423,164
United Community Banks, Inc.	46,715	158,364
United Security Bancshares	3,778	64,755
Univest Corp. of Pennsylvania (b)	9,559	167,569
Washington Banking Co.	9,167	109,454
Washington Trust Bancorp, Inc. (b)	9,162	142,744
Webster Finanical Corp. (b)	39,567	469,660
WesBanco, Inc. (b)	14,990	184,977
Westamerica Bancorp (b)	16,720	925,786
Western Alliance BanCorp (a)	27,163	102,676
Wilshire Bancorp, Inc. (b)	12,160	99,590
Wintrust Financial Corp. (b)	13,429	413,479

		29,255,607

Commercial Services & Supplies—2.6%
ABM Industries, Inc. (b)	26,634	550,258
ACCO Brands Corp. (a)	32,573	237,131
American Ecology Corp.	10,910	185,906
American Reprographics Co. (a)	21,042	147,504
APAC Customer Service, Inc. (a) (b)	16,478	98,209
ATC Technology Corp. (a)	10,188	242,984
Bowne & Co., Inc.	21,992	146,907
Cenveo, Inc. (a)	29,691	259,796
Clean Harbors, Inc. (a)	11,646	694,218
Comfort Systems USA, Inc.	24,012	296,308
Consolidated Graphics, Inc. (a)	5,130	179,653
Cornell Companies, Inc. (a) (b)	7,626	173,110
Courier Corp.	6,154	87,695
Deluxe Corp. (b)	28,857	426,795
EnergySolutions, Inc.	43,403	368,491
EnerNOC, Inc. (a) (b)	7,980	242,512

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Ennis, Inc.	15,615	$262,176
Fuel Tech, Inc. (a)	10,672	87,190
G&K Services, Inc.	10,384	260,950
GeoEye, Inc. (a) (b)	10,978	306,067
Healthcare Services Group, Inc.	24,305	521,585
Herman Miller, Inc. (b)	31,513	503,578
HNI Corp.	25,028	691,524
ICT Group, Inc. (a)	5,516	90,076
Innerworkings, Inc. (a) (b)	12,474	73,597
Interface, Inc.	28,738	238,813
Kimball International, Inc. (Class B)	18,813	160,287
Knoll, Inc.	30,139	311,336
M&F Worldwide Corp. (a)	6,079	240,120
McGrath Rentcorp	13,375	299,065
Metalico, Inc. (a)	16,397	80,673
Mine Safety Appliances Co.	14,970	397,154
Mobile Mini, Inc. (a) (b)	19,466	274,276
Multi-Color Corp.	6,895	84,188
Perma-Fix Environmental Services (a)	7,211	16,369
Rollins, Inc.	25,453	490,734
Schawk, Inc.	10,309	140,202
Standard Parking Corp. (a)	5,891	93,549
Steelcase, Inc.	41,383	263,196
SYKES Enterprises, Inc. (a)	20,294	516,888
Team, Inc. (a)	12,181	229,125
Tetra Tech, Inc. (a) (e)	34,525	938,044
The GEO Group, Inc. (a)	28,585	625,440
United Stationers, Inc. (a)	13,129	746,384
Viad Corp.	11,786	243,145
Waste Services, Inc.	8,534	77,745

		13,600,953

Communications Equipment—3.0%
3Com Corp. (a) (b) (e)	214,620	1,609,650
Acme Packet, Inc. (a) (b)	22,418	246,598
ADC Telecommunications, Inc. (a) (b)	55,445	344,313
Adtran, Inc. (b)	31,237	704,394
Airvana, Inc. (a)	14,798	112,465
Anaren, Inc. (a)	8,343	125,562
Arris Group, Inc. (a)	70,728	808,421
Aruba Networks, Inc. (a)	33,820	360,521
Bel Fuse, Inc. (Class B)	7,133	153,288
BigBand Networks, Inc. (a) (b)	4,512	15,521
Black Box Corp.	9,812	278,072
Blue Coat Systems, Inc. (a)	22,625	645,717
Cogo Group, Inc. (a)	11,678	86,067
Comtech Telecommunications Corp. (a)	15,803	553,895
DG FastChannel, Inc. (a)	11,729	327,591
Digi International, Inc. (a)	14,316	130,562
EMS Technologies, Inc. (a)	8,800	127,600
Emulex Corp. (a)	47,015	512,464
Extreme Networks, Inc. (a) (b)	24,094	69,150
Globecomm Systems, Inc. (a)	14,070	110,027
Harmonic, Inc. (a)	52,317	331,167
Harris Stratex Networks, Inc. (a)	31,258	215,993
Hughes Communications, Inc. (a)	5,195	135,226

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Infinera Corp. (a) (b)	45,743	$405,740
InterDigital, Inc. (a) (b) (e)	25,220	669,339
Ixia (a)	17,936	133,444
KVH Industries, Inc. (a)	8,413	124,092
Loral Space & Communications, Inc. (a)	6,397	202,209
Netgear, Inc. (a)	18,973	411,524
Network Equipment Technologies, Inc. (a) (b)	2,114	8,562
Oplink Communications, Inc. (a)	10,830	177,504
Palm, Inc. (a) (b)	91,013	913,771
PC-Tel, Inc. (a)	11,316	66,991
Plantronics, Inc.	27,342	710,345
Polycom, Inc. (a) (b)	46,253	1,154,937
Powerwave Technologies, Inc. (a) (b)	37,042	46,673
Riverbed Technology, Inc. (a)	31,210	716,894
SeaChange International, Inc. (a)	18,494	121,506
ShoreTel, Inc. (a) (b)	25,559	147,731
Sonus Networks, Inc. (a)	87,927	185,526
Sycamore Networks, Inc. (a)	7,955	166,331
Symmetricom, Inc. (a)	25,522	132,714
Tekelec, Inc. (a)	37,991	580,502
UTStarcom, Inc. (a)	40,565	88,837
ViaSat, Inc. (a) (b)	14,161	450,037

		15,619,473

Computers & Peripherals—0.8%
3PAR, Inc. (a)	15,885	188,237
Adaptec, Inc. (a)	81,124	271,765
Avid Technology, Inc. (a) (b)	17,001	216,933
Compellent Technologies, Inc. (a) (b)	9,865	223,738
Cray, Inc. (a)	19,023	122,128
Electronics for Imaging, Inc. (a)	28,374	369,146
Imation Corp. (b)	16,653	145,214
Immersion Corp. (a)	16,446	75,158
Intermec, Inc. (a)	34,336	441,561
Intevac, Inc. (a)	14,334	164,411
Isilon Systems, Inc. (a)	15,516	106,440
Netezza Corp. (a) (b)	27,206	263,898
Novatel Wireless, Inc. (a) (b)	18,653	148,664
Quantum Corp. (a)	96,977	284,143
Rimage Corp. (a)	6,814	118,155
Silicon Graphics International Corp. (a) (b)	18,071	126,678
STEC, Inc. (a) (b)	14,165	231,456
Stratasys, Inc. (a) (b)	11,733	202,746
Super Micro Computer, Inc. (a)	15,529	172,682
Synaptics, Inc. (a) (b)	18,915	579,745

		4,452,898

Construction & Engineering—0.9%
Dycom Industries, Inc. (a)	22,810	183,164
EMCOR Group, Inc. (a)	35,828	963,773
Furmanite Corp. (a)	5,071	19,321
Granite Construction, Inc. (b)	19,668	662,025
Great Lakes Dredge & Dock Corp.	24,112	156,246
Insituform Technologies, Inc. (a)	22,484	510,836
Layne Christensen Co. (a)	10,438	299,675
MasTec, Inc. (a) (b)	29,193	364,912

Security Description	Shares	Value*

Construction & Engineering—(Continued)
Michael Baker Corp.	4,638	$192,013
MYR Group, Inc. (a) (b)	10,138	183,295
Northwest Pipe Co. (a)	4,794	128,767
Orion Marine Group, Inc. (a) (b)	14,575	306,950
Pike Electric Corp. (a)	10,661	98,934
Sterling Construction Co., Inc. (a)	8,227	157,794
Tutor Perini Corp. (a) (b)	15,024	271,634

		4,499,339

Construction Materials—0.1%
Headwaters, Inc. (a)	34,324	223,793
Texas Industries, Inc.	13,158	460,398

		684,191

Consumer Finance—0.5%
Advance America Cash Advance Centers, Inc.	24,733	137,515
Cardtronics, Inc. (a)	8,067	89,302
Cash America International, Inc.	16,395	573,169
Credit Acceptance Corp. (a)	3,586	150,971
Dollar Financial Corp. (a)	13,657	323,125
Ezcorp., Inc. (a)	25,729	442,796
First Cash Financial Services, Inc. (a)	12,600	279,594
Nelnet, Inc. (a)	10,868	187,256
The First Marblehead Corp. (a) (b)	15,625	33,281
World Acceptance Corp. (a) (b)	9,274	332,287

		2,549,296

Containers & Packaging—0.5%
AEP Industries, Inc. (a)	2,582	98,839
Boise, Inc. (a)	17,290	91,810
Bway Holding Co. (a)	4,728	90,872
Graphic Packaging Holding Co. (a)	57,446	199,338
Myers Industries, Inc.	18,780	170,898
Rock-Tenn Co.	20,879	1,052,510
Silgan Holdings, Inc. (b)	14,308	828,147

		2,532,414

Distributors—0.0%
Audiovox Corp. (a)	3,793	26,892
Core-Mark Holding Co., Inc. (a)	5,639	185,862

		212,754

Diversified Consumer Services—1.1%
American Public Education, Inc. (a) (b)	10,558	362,773
Bridgepoint Education, Inc. (a) (b)	8,456	127,009
Capella Education Co. (a) (b)	8,139	612,867
ChinaCast Education Corp. (a)	18,085	136,723
Coinstar, Inc. (a) (b)	16,796	466,593
Corinthian Colleges, Inc. (a) (b)	43,312	596,406
Grand Canyon Education, Inc. (a) (b)	9,558	181,698
Jackson Hewitt Tax Service, Inc. (b)	17,904	78,778
K12, Inc. (a)	13,883	281,408
Lincoln Educational Services Corp. (a)	5,975	129,478
Mac-Gray Corp. (a) (b)	7,254	74,716
Matthews International Corp.	17,457	618,501

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Consumer Services—(Continued)
Pre-Paid Legal Services, Inc. (a) (b)	3,506	$144,026
Regis Corp.	30,707	478,108
Sotheby’s (b)	37,789	849,497
Steiner Leisure, Ltd. (a)	8,240	327,622
Stewart Enterprises, Inc. (b)	47,112	242,627
Universal Technical Institute, Inc. (a)	11,178	225,796

		5,934,626

Diversified Financial Services—0.5%
Compass Diversified Holdings	13,889	177,224
Encore Capital Group, Inc. (b)	6,785	118,059
Financial Federal Corp.	14,349	394,597
Life Partners Holdings, Inc. (b)	5,041	106,819
MarketAxess Holdings, Inc. (a)	17,769	246,989
Medallion Financial Corp.	10,546	86,161
NewStar Financial, Inc. (a)	17,323	67,906
PHH Corp. (a)	30,324	488,520
Pico Holdings, Inc. (a) (b)	13,072	427,846
Portfolio Recovery Associates, Inc. (a) (b)	8,582	385,160
Renasant Corp. (b)	12,711	172,870

		2,672,151

Diversified Telecommunication Services—0.8%
AboveNet, Inc. (a)	7,244	471,150
Alaska Communication Systems Group, Inc. (b)	21,438	171,075
Atlantic Tele-Network, Inc.	4,754	261,518
Cbeyond, Inc. (a) (b)	13,419	211,349
Cincinnati Bell, Inc. (a)	111,219	383,706
Cogent Communications Group, Inc. (a) (b)	24,794	244,469
Consolidated Communications Holdings, Inc.	14,378	251,615
General Communication, Inc. (a)	25,459	162,428
Global Crossing, Ltd. (a)	16,822	239,713
HickoryTech Corp. (b)	7,826	69,104
Iowa Telecommunications Services, Inc.	17,513	293,518
Neutral Tandem, Inc. (a) (b)	18,738	426,289
NTELOS Holdings Corp.	16,740	298,307
PAETEC Holding Corp. (a)	65,390	271,368
Premiere Global Services, Inc. (a)	33,133	273,347
Shenandoah Telecommunications Co. (b)	12,542	255,230
SureWest Communications (b)	8,437	84,033

		4,368,219

Electric Utilities—1.1%
Allete, Inc.	15,373	502,390
Central Vermont Public Service Corp.	7,804	162,323
Cleco Corp.	33,462	914,517
El Paso Electric Co. (a)	25,023	507,466
IDACORP, Inc.	25,118	802,520
MGE Energy, Inc. (b)	13,201	471,804
Portland General Electric Co. (b)	41,753	852,179
The Empire District Electric Co. (b)	18,899	353,978
UIL Holdings Corp.	16,792	471,519
Unisource Energy Corp.	20,334	654,551
Unitil Corp.	6,123	140,707

		5,833,954

Security Description	Shares	Value*

Electrical Equipment—2.2%
A.O. Smith Corp.	12,602	$546,801
Acuity Brands, Inc.	23,969	854,255
Advanced Battery Technologies, Inc. (a) (b)	28,577	114,308
American Superconductor Corp. (a) (b)	23,429	958,246
AZZ, Inc. (a) (b)	7,338	239,952
Baldor Electric Co. (b)	25,838	725,789
Belden, Inc.	26,162	573,471
Brady Corp.	26,265	788,213
Broadwind Energy, Inc. (a) (b)	18,719	151,437
Encore Wire Corp.	10,441	219,992
Ener1, Inc. (a)	24,918	157,980
Energy Conversion Devices, Inc. (a) (b)	25,840	273,129
EnerSys (a)	23,161	506,531
Evergreen Solar, Inc. (a) (b)	72,587	109,606
Franklin Electric Co., Inc.	12,942	376,353
FuelCell Energy, Inc. (a) (b)	35,484	133,420
Fushi Copperweld, Inc. (a) (b)	9,883	100,016
GrafTech International, Ltd. (a) (b)	66,934	1,040,824
GT Solar International, Inc. (a) (b)	19,090	106,140
Harbin Electric Inc. (a) (b)	8,610	176,849
II-VI, Inc. (a)	13,651	434,102
LaBarge, Inc. (a)	8,720	105,076
LSI Industries, Inc.	11,100	87,468
Microvision, Inc. (a) (b)	50,310	159,483
Polypore International, Inc. (a)	13,563	161,400
Powell Industries, Inc. (a)	4,404	138,858
Power-One, Inc. (a) (b)	46,122	200,631
PowerSecure International, Inc. (a)	10,285	74,155
Regal-Beloit Corp.	19,352	1,005,143
Vicor Corp.	11,742	109,201
Woodward Governor Co.	34,467	888,214

		11,517,043

Electronic Equipment, Instruments & Components—2.1%
Agilysys, Inc. (a)	8,861	80,635
Anixter International, Inc. (a)	16,615	782,566
Benchmark Electronics, Inc. (a)	37,603	711,073
Brightpoint, Inc. (a)	22,655	166,514
Checkpoint Systems, Inc. (a)	22,211	338,718
China Security & Surveillance Technology, Inc. (a) (b)	25,137	192,047
Cogent, Inc. (a)	22,887	237,796
Cognex Corp.	22,359	396,201
Coherent, Inc. (a) (b)	12,931	384,439
Comverge, Inc. (a)	10,140	113,974
CTS Corp.	18,070	173,833
Daktronics, Inc. (b)	18,513	170,505
DTS, Inc. (a)	9,982	341,484
Echelon Corp. (a) (b)	16,807	194,289
Electro Rent Corp.	10,543	121,666
Electro Scientific Industries, Inc. (a)	17,241	186,548
FARO Technologies, Inc. (a) (b)	8,551	183,333
Insight Enterprises, Inc. (a) (e)	27,038	308,774
IPG Photonics Corp. (a) (b)	12,833	214,824
L-1 Identity Solutions, Inc. (a) (b)	39,842	298,417
Littelfuse, Inc. (a)	11,987	385,382

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Maxwell Technologies, Inc. (a)	11,613	$207,176
Measurement Specialties, Inc. (a)	10,016	100,661
Mercury Computer Systems, Inc. (a)	12,071	132,902
Methode Electronics, Inc.	22,249	193,121
MTS Systems Corp.	10,030	288,262
Multi-Fineline Electronix, Inc. (a)	5,936	168,404
Newport Corp. (a)	17,432	160,200
NVE Corp.	3,316	136,984
OSI Systems, Inc. (a)	10,131	276,374
Park Electrochemical Corp.	10,569	292,127
Plexus Corp. (a) (e)	22,241	633,869
RadiSys Corp. (a)	14,648	139,888
Rofin-Sinar Technologies, Inc. (a)	16,592	391,737
Rogers Corp. (a)	8,965	271,729
SatCon Technology Corp. (a)	31,559	88,996
Scansource, Inc. (a) (b)	14,516	387,577
Smart Modular Technologies (WWH), Inc. (a)	14,544	91,482
Spectrum Control, Inc.	7,518	71,195
SYNNEX Corp. (a) (b)	11,066	339,284
Technitrol, Inc.	23,824	104,349
TTM Technologies, Inc. (a) (b)	26,267	302,859
Universal Display Corp. (a) (b)	15,332	189,504

		10,951,698

Energy Equipment & Services—1.8%
Allis-Chalmers Energy, Inc. (a) (b)	36,935	139,245
Basic Energy Services, Inc. (a)	13,899	123,701
Boots & Coots, Inc. (a) (b)	13,412	22,130
Bristow Group, Inc.	20,017	769,654
Bronco Drilling Co., Inc. (a) (b)	17,183	87,118
Cal Dive International, Inc. (a)	26,149	197,687
CARBO Ceramics, Inc.	10,751	732,896
Complete Production Services, Inc. (a)	32,752	425,776
Dawson Geophysical Co. (a) (b)	5,124	118,416
Dril-Quip, Inc. (a)	16,175	913,564
Global Industries, Ltd. (a) (b)	57,999	413,533
Gulf Island Fabrication, Inc.	8,075	169,817
Gulfmark Offshore, Inc. (a)	12,746	360,839
Hercules Offshore, Inc. (a) (b)	64,791	309,701
Hornbeck Offshore Services, Inc. (a)	13,379	311,463
ION Geophysical Corp. (a)	59,729	353,596
Key Energy Services, Inc. (a)	71,617	629,513
Lufkin Industries, Inc.	8,614	630,545
Matrix Service Co. (a)	14,196	151,187
Natural Gas Services Group, Inc. (a) (b)	8,238	155,286
Newpark Resources, Inc. (a)	44,275	187,283
OYO Geospace Corp. (a) (b)	2,616	112,200
Parker Drilling Co. (a)	67,607	334,655
PHI, Inc. (a)	8,963	185,534
Pioneer Drilling Co. (a)	27,178	214,706
RPC, Inc. (b)	17,533	182,343
Superior Well Services, Inc. (a) (b)	10,543	150,343
T-3 Energy Services, Inc. (a)	8,164	208,182
Tetra Technologies, Inc. (a)	43,732	484,551
Vantage Drilling Co. (a)	42,259	68,037
Willbros Group, Inc. (a) (b)	21,967	370,583

		9,514,084

Security Description	Shares	Value*

Food & Staples Retailing—0.8%
Arden Group, Inc.	719	$68,751
Casey’s General Stores, Inc. (b)	28,285	902,857
Diedrich Coffee, Inc. (a)	1,891	65,901
Great Atlantic & Pacific Tea Co. (a) (b)	16,807	198,155
Ingles Markets, Inc.	7,334	110,963
Nash Finch Co.	6,720	249,245
Pricesmart, Inc.	8,493	173,597
Ruddick Corp. (b)	24,637	633,910
Spartan Stores, Inc.	11,884	169,822
The Andersons, Inc.	10,396	268,425
The Pantry, Inc. (a)	12,441	169,073
United Natural Foods, Inc. (a)	23,882	638,605
Village Supermarket, Inc.	4,312	117,804
Weis Markets, Inc.	6,205	225,614
Winn-Dixie Stores, Inc. (a)	30,224	303,449

		4,296,171

Food Products—1.4%
AgFeed Industries, Inc. (a) (b)	14,959	74,795
American Dairy, Inc. (a) (b)	4,895	106,124
American Italian Pasta Co. (Class A) (a) (b)	12,089	420,576
B&G Foods, Inc.	16,796	154,187
Cal-Maine Foods, Inc. (b)	7,468	254,509
Calavo Growers, Inc. (b)	7,587	128,979
Chiquita Brands International, Inc. (a)	25,876	466,803
Darling International, Inc. (a)	44,755	375,047
Diamond Foods, Inc. (b)	9,023	320,677
Dole Food Co., Inc. (a) (b)	20,253	251,340
Farmer Bros. Co. (b)	4,569	90,192
Fresh Del Monte Produce, Inc. (a)	23,723	524,278
Hain Celestial Group, Inc. (a) (b)	22,648	385,243
Imperial Sugar Co. (b)	7,388	128,847
J&J Snack Foods Corp.	7,928	316,803
Lancaster Colony Corp.	11,152	554,254
Lance, Inc.	16,482	433,477
Sanderson Farms, Inc.	11,420	481,467
Seneca Foods Corp. (a)	5,435	129,733
Smart Balance, Inc. (a) (b)	35,186	211,116
Synutra International, Inc. (a) (b)	10,851	146,597
Tootsie Roll Industries, Inc. (b)	13,708	375,325
TreeHouse Foods, Inc. (a) (b)	17,403	676,281
Zhongpin, Inc. (a) (b)	13,734	214,388

		7,221,038

Gas Utilities—1.2%
Chesapeake Utilities Corp.	4,668	149,609
New Jersey Resources Corp. (b)	22,521	842,285
Nicor, Inc. (b)	25,037	1,054,058
Northwest Natural Gas Co.	14,697	661,953
Piedmont Natural Gas Co.	39,732	1,062,831
South Jersey Industries, Inc.	16,545	631,688
Southwest Gas Corp.	25,528	728,314
The Laclede Group, Inc.	12,170	410,981
WGL Holdings, Inc.	26,917	902,796

		6,444,515

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.6%
Abaxis, Inc. (a)	12,234	$312,579
ABIOMED, Inc. (a) (b)	16,820	147,007
Accuray, Inc. (a)	23,419	131,381
AGA Medical Holdings, Inc. (a)	8,078	119,312
Align Technology, Inc. (a) (b)	33,035	588,684
Alphatec Holdings, Inc. (a)	19,158	102,304
American Medical Systems Holdings, Inc. (a) (b)	42,303	816,025
Analogic Corp.	7,574	291,675
Angiodynamics, Inc. (a)	13,423	215,842
Atrion Corp.	718	111,807
ATS Medical, Inc. (a)	29,028	93,760
Bovie Medical Corp. (a) (b)	10,385	81,107
Cantel Medical Corp.	8,706	175,687
Conceptus, Inc. (a) (b)	16,733	313,911
Conmed Corp. (a)	16,372	373,282
CryoLife, Inc. (a)	17,220	110,552
Cutera, Inc. (a)	8,327	70,863
Cyberonics, Inc. (a)	16,539	338,057
Delcath Systems, Inc. (a)	19,310	99,253
DexCom, Inc. (a)	23,916	193,241
Electro-Optical Sciences, Inc. (a) (b)	10,861	112,520
Endologix, Inc. (a)	26,953	142,312
ev3, Inc. (a)	39,569	527,850
Exactech, Inc. (a)	5,322	92,124
Greatbatch, Inc. (a) (b)	12,931	248,663
Haemonetics Corp. (a)	14,343	791,016
HeartWare International, Inc. (a)	2,910	103,218
ICU Medical, Inc. (a)	7,376	268,781
Immucor, Inc. (a)	39,096	791,303
Insulet Corp. (a) (b)	19,998	285,571
Integra LifeSciences Holdings Corp. (a)	10,937	402,263
Invacare Corp.	15,930	397,294
IRIS International, Inc. (a)	13,110	162,040
Kensey Nash Corp. (a)	5,237	133,543
MAKO Surgical Corp. (a) (b)	8,125	90,187
Masimo Corp. (a)	29,073	884,401
Medical Action Industries, Inc. (a)	10,034	161,146
Meridian Bioscience, Inc.	22,552	485,996
Merit Medical Systems, Inc. (a)	15,410	297,259
Micrus Endovascular Corp. (a)	9,469	142,130
Natus Medical, Inc. (a)	16,472	243,621
Neogen Corp. (a) (b)	11,990	283,072
NuVasive, Inc. (a) (b)	20,847	666,687
NxStage Medical, Inc. (a) (b)	14,385	120,115
OraSure Technologies, Inc. (a)	21,148	107,432
Orthofix International NV (a)	9,598	297,250
Orthovita, Inc. (b)	38,802	136,195
Palomar Medical Technologies, Inc. (a)	11,206	112,956
Quidel Corp. (a) (b)	15,087	207,899
Rochester Medical Corp. (a)	6,166	68,628
Rockwell Medical Technologies, Inc. (a) (b)	8,964	68,933
RTI Biologics, Inc. (a)	32,270	123,917
Sirona Dental Systems, Inc. (a)	10,033	318,447
Somanetics Corp. (a)	9,278	162,829
SonoSite, Inc. (a) (b)	10,253	242,278
Spectranetics Corp. (a)	19,030	132,449
Stereotaxis, Inc. (a)	16,444	64,625

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
STERIS Corp.	32,634	$912,773
SurModics, Inc. (a) (b)	9,719	220,232
Symmetry Medical, Inc. (a)	21,060	169,744
Synovis Life Technologies, Inc. (a)	6,702	86,523
Thoratec Corp. (a)	32,314	869,893
TomoTherapy, Inc. (a) (b)	28,520	111,228
Vascular Solutions Inc. (a)	9,953	83,506
Volcano Corp. (a) (b)	26,540	461,265
West Pharmaceutical Services, Inc. (b)	18,062	708,030
Wright Medical Group, Inc. (a)	20,976	397,495
Young Innovations, Inc.	3,398	84,202
Zoll Medical Corp. (a)	11,905	318,102

		18,986,272

Health Care Providers & Services—3.8%
Air Methods Corp. (a) (b)	6,724	226,061
Alliance HealthCare Services, Inc. (a)	16,629	94,952
Allied Healthcare International, Inc.	9,446	27,488
Allion Healthcare, Inc. (a)	12,396	81,318
Almost Family, Inc. (a)	4,862	192,195
Amedisys, Inc. (a) (b)	15,733	763,994
America Service Group, Inc. (a)	5,143	81,619
American Dental Partners, Inc. (a) (b)	8,086	104,309
AMERIGROUP Corp. (a)	29,811	803,705
AMN Healthcare Services, Inc. (a)	21,359	193,513
AmSurg Corp. (a)	17,693	389,600
Assisted Living Concepts, Inc. (a)	5,314	140,130
Bio-Reference Labs, Inc. (a)	6,358	249,170
BioScrip, Inc. (a)	24,999	208,992
BMP Sunstone Corp. (a)	19,887	113,157
Capital Senior Living Corp. (a)	14,260	71,585
CardioNet, Inc. (a) (b)	13,882	82,459
Catalyst Health Solutions, Inc. (a)	21,100	769,517
Centene Corp. (a)	24,322	514,897
Chemed Corp.	12,513	600,249
Chindex International, Inc. (a) (b)	6,872	97,101
Continucare Corp. (a)	18,041	78,839
Corvel Corp. (a)	3,920	131,477
Cross Country Healthcare, Inc. (a)	16,639	164,892
Emergency Medical Services Corp. (a)	16,180	876,147
Emeritus Corp. (a) (b)	10,668	200,025
Genoptix, Inc. (a) (b)	9,765	346,950
Gentiva Health Services, Inc. (a)	16,839	454,821
Hanger Orthopedic Group, Inc. (a)	17,104	236,548
Healthsouth Corp. (a)	51,919	974,520
Healthspring, Inc. (a)	27,956	492,305
Healthways, Inc. (a)	18,606	341,234
HMS Holdings Corp. (a)	14,846	722,852
inVentiv Health, Inc. (a)	18,209	294,439
IPC The Hospitalist Co., Inc. (a)	9,377	311,785
Kindred Healthcare, Inc. (a)	22,687	418,802
Landauer, Inc.	5,165	317,131
LHC Group, Inc. (a) (b)	8,340	280,307
Magellan Health Services, Inc. (a)	20,435	832,318
Medcath Corp. (a)	11,258	89,051
Molina Healthcare, Inc. (a)	8,887	203,246
MWI Veterinary Supply, Inc. (a)	6,398	241,205

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
National Healthcare Corp. (b)	4,998	$180,478
Odyssey HealthCare, Inc. (a)	18,943	295,132
Owens & Minor, Inc.	23,801	1,021,777
PharMerica Corp. (a) (b)	17,146	272,278
PSS World Medical, Inc. (a) (b)	32,122	724,994
Psychiatric Solutions, Inc. (a) (b)	32,220	681,131
RehabCare Group, Inc. (a)	13,861	421,790
Res-Care, Inc. (a)	16,070	179,984
Select Medical Holdings Corp. (a)	19,331	205,295
Skilled Healthcare Group, Inc. (a) (b)	8,777	65,389
Sun Healthcare Group, Inc. (a)	26,563	243,583
Sunrise Senior Living, Inc. (a)	28,669	92,314
The Ensign Group, Inc.	5,940	91,298
The Providence Service Corp. (a)	7,703	121,707
Triple-S Management Corp. (a)	12,074	212,502
U.S. Physical Therapy, Inc. (a)	8,827	149,441
Universal American Corp. (a)	16,141	188,850
Wellcare Health Plans, Inc. (a)	24,340	894,738

		19,857,586

Health Care Technology—0.6%
Amicas, Inc. (a)	21,254	115,622
athenahealth, Inc. (a)	19,204	868,789
Computer Programs & Systems, Inc.	5,856	269,669
Eclipsys Corp. (a)	32,258	597,418
MedAssets, Inc. (a)	22,738	482,273
Medidata Solutions, Inc. (a)	4,275	66,690
Merge Healthcare, Inc. (a)	15,578	52,342
Omnicell, Inc. (a)	20,699	241,971
Phase Forward, Inc. (a)	24,083	369,674
Transcend Services, Inc. (a)	4,008	85,611
Vital Images, Inc. (a)	10,111	128,309

		3,278,368

Hotels, Restaurants & Leisure—2.4%
AFC Enterprises, Inc. (a)	12,648	103,208
Ambassadors Group, Inc.	11,473	152,476
Ameristar Casinos, Inc. (b)	14,216	216,510
Bally Technologies, Inc. (a)	30,272	1,249,931
BJ’s Restaurants, Inc. (a) (b)	10,396	195,653
Bob Evans Farms, Inc.	17,404	503,846
Buffalo Wild Wings, Inc. (a) (b)	10,005	402,901
California Pizza Kitchen, Inc. (a)	11,398	153,303
CEC Entertainment, Inc. (a)	13,407	427,951
Churchill Downs, Inc.	5,476	204,529
CKE Restaurants, Inc.	29,629	250,661
Cracker Barrel Old Country Store, Inc.	12,444	472,748
Denny’s Corp. (a)	50,069	109,651
DineEquity, Inc. (a) (b)	10,324	250,770
Domino’s Pizza, Inc. (a) (b)	20,990	175,896
Gaylord Entertainment Co. (a) (b)	23,052	455,277
Interval Leisure Group, Inc. (a)	23,498	293,020
Isle of Capri Casinos, Inc. (a)	9,399	70,305
Jack in the Box, Inc. (a)	32,760	644,389
Krispy Kreme Doughnuts, Inc. (a) (b)	16,902	49,861
Landry’s Restaurants, Inc. (a) (b)	4,417	94,038

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Life Time Fitness, Inc. (a) (b)	23,367	$582,539
Marcus Corp.	11,702	150,020
McCormick & Schmick’s Seafood Restaurants, Inc. (a)	9,869	68,688
Multimedia Games, Inc. (a) (b)	17,217	103,474
O’Charleys, Inc. (a)	10,917	71,506
Orient-Express Hotels, Ltd. (Class A) (a) (b)	44,830	454,576
P.F. Chang’s China Bistro, Inc. (a) (b)	13,573	514,552
Papa John’s International, Inc. (a)	11,624	271,537
Peet’s Coffee & Tea, Inc. (a) (b)	6,988	232,910
Pinnacle Entertainment, Inc. (a) (b)	33,689	302,527
Red Robin Gourmet Burgers, Inc. (a) (b)	8,813	157,753
Ruby Tuesday, Inc.	37,011	266,479
Shuffle Master, Inc. (a)	32,034	263,960
Sonic Corp. (a) (b)	33,333	335,663
Speedway Motorsports, Inc. (b)	8,883	156,519
Texas Roadhouse, Inc. (a)	27,442	308,174
The Cheesecake Factory (a)	33,398	721,063
The Steak N Shake Co. (b)	798	258,648
Universal Travel Group (a)	6,613	67,056
Vail Resorts, Inc. (a) (b)	16,639	628,954

		12,393,522

Household Durables—1.2%
American Greetings Corp. (Class A)	20,889	455,171
Beazer Homes USA, Inc. (a)	23,007	111,354
Blyth, Inc.	3,831	129,181
Cavco Industries Inc. (a) (b)	3,010	108,119
CSS Industries, Inc.	4,704	91,446
Ethan Allen Interiors, Inc.	15,394	206,588
Furniture Brands International, Inc. (a) (b)	14,674	80,120
Helen of Troy, Ltd. (a)	16,936	414,255
Hooker Furniture Corp.	5,647	69,853
Hovnanian Enterprises, Inc. (Class A) (a) (b)	17,534	67,331
iRobot Corp. (a) (b)	12,683	223,221
La-Z-Boy, Inc.	31,411	299,347
M/I Homes, Inc. (a)	8,667	90,050
Meritage Homes Corp. (a)	17,293	334,274
National Presto Industries, Inc.	2,572	280,940
Ryland Group, Inc. (b)	23,729	467,461
Sealy Corp. (a) (b)	12,149	38,391
Skyline Corp. (b)	4,895	90,068
Standard Pacific Corp. (a)	57,653	215,622
Tempur-Pedic International, Inc. (a)	41,810	987,970
Tupperware Brands Corp.	34,755	1,618,540
Universal Electronics, Inc. (a)	7,461	173,244

		6,552,546

Household Products—0.1%
Central Garden & Pet Co. (a)	36,297	360,792
Orchids Paper Products Co. (a)	3,269	65,445
WD-40 Co.	8,908	288,263

		714,500

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Independent Power Producers & Energy Traders—0.0%
U.S. Geothermal, Inc. (a)	38,163	$58,389

Industrial Conglomerates—0.3%
Otter Tail Corp. (b)	19,686	488,213
Raven Industries, Inc.	8,984	285,421
Seaboard Corp.	186	250,914
Standex International Corp.	7,412	148,907
Tredegar Industries, Inc. (b)	17,329	274,145

		1,447,600

Insurance—3.1%
AMBAC Financial Group, Inc. (a) (b)	79,585	66,056
American Equity Investment Life Holding Co.	33,191	246,941
American Physicians Capital, Inc.	5,800	175,856
American Physicians Service Group, Inc. (b)	3,958	91,311
American Safety Insurance Holdings Ltd. (b)	7,486	108,173
Amerisafe, Inc. (a)	11,822	212,441
Amtrust Financial Services, Inc.	13,564	160,327
Argo Group International Holdings, Ltd. (a)	17,207	501,412
Assured Guaranty, Ltd.	68,311	1,486,447
Baldwin & Lyons, Inc. (Class B) (b)	4,133	101,713
Citizens, Inc. (a) (b)	22,172	144,783
CNA Surety Corp. (a)	9,923	147,753
Conseco, Inc. (a) (b)	108,651	543,255
Delphi Financial Group, Inc.	24,752	553,702
Donegal Group, Inc.	8,649	134,405
eHealth, Inc. (a)	14,089	231,482
EMC Insurance Group, Inc. (b)	4,088	87,933
Employers Holdings, Inc.	24,160	370,614
Enstar Group, Ltd. (a)	3,911	285,581
FBL Financial Group, Inc. (b)	8,303	153,772
First American Corp.	1	25
First Mercury Financial Corp. (a)	10,341	141,775
Flagstone Reinsurance Holdings, Ltd.	22,943	250,996
FPIC Insurance Group, Inc. (a)	4,441	171,511
Greenlight Capital Re, Ltd. (a) (b)	16,142	380,467
Harleysville Group, Inc.	6,735	214,106
Hilltop Holdings, Inc. (a)	23,109	268,989
Horace Mann Educators Corp.	21,022	262,775
Infinity Property & Casualty Corp.	8,104	329,347
Kansas City Life Insurance Co.	3,354	99,782
Maiden Holdings, Ltd.	29,541	216,240
Max Capital Group, Ltd.	26,581	592,756
Meadowbrook Insurance Group, Inc.	33,741	249,683
Montpelier Re Holdings, Ltd. (b)	48,263	835,915
National Financial Partners Corp. (a)	24,361	197,081
National Interstate Corp.	4,305	73,013
National Western Life Insurance Co.	1,212	210,427
Navigators Group, Inc. (a) (b)	7,422	349,650
Platinum Underwriters Holdings, Ltd.	28,147	1,077,749
PMA Capital Corp. (a)	16,258	102,425
Presidential Life Corp.	15,310	140,087
ProAssurance Corp. (a)	18,941	1,017,321
RLI Corp. (b)	10,453	556,622
Safety Insurance Group, Inc.	7,540	273,174
SeaBright Insurance Holdings, Inc. (a)	12,481	143,407

Security Description	Shares	Value*

Insurance—(Continued)
Selective Insurance Group (b)	29,989	$493,319
State Auto Financial Corp.	9,434	174,529
Stewart Information Services Corp. (b)	9,368	105,671
The Phoenix Cos., Inc. (b)	66,674	185,354
Tower Group, Inc.	24,914	583,237
United America Indemity, Ltd. (a)	19,816	156,943
United Fire & Casualty Co.	14,209	259,030
Zenith National Insurance Corp. (b)	20,848	620,437

		16,537,800

Internet & Catalog Retail – 0.5%
Blue Nile, Inc. (a)	6,605	418,295
Drugstore.com (a)	38,477	118,894
Gaiam, Inc. (a)	9,927	76,339
HSN, Inc. (a)	23,532	475,111
NutriSystem, Inc. (b)	17,277	538,524
Orbitz Worldwide, Inc. (a)	21,253	155,997
Overstock.com, Inc. (a) (b)	10,438	141,539
PetMed Express, Inc. (b)	13,291	234,320
Shutterfly, Inc. (a)	12,478	222,233
Ticketmaster Entertainment, Inc. (a)	22,920	280,083

		2,661,335

Internet Software & Services—2.0%
Ancestry.com, Inc. (a)	4,560	63,886
Archipelago Learning, Inc. (a)	4,387	90,811
Art Technology Group, Inc. (a)	72,797	328,314
AsiaInfo Holdings, Inc. (a) (b)	17,366	529,142
comScore, Inc. (a)	11,964	209,968
Constant Contact, Inc. (a) (b)	13,574	217,184
DealerTrack Holdings, Inc. (a)	22,254	418,153
Digital River, Inc. (a) (b)	21,765	587,437
DivX, Inc. (a) (b)	14,635	82,541
EarthLink, Inc. (a)	61,547	511,456
GSI Commerce, Inc. (a) (b)	16,920	429,599
Infospace, Inc. (a)	19,526	167,338
Innodata Isogen, Inc. (a)	13,164	72,929
Internap Network Services Corp. (a) (b)	29,790	140,013
Internet Brands, Inc. (a) (b)	16,026	125,484
Internet Capital Group, Inc. (a)	20,148	133,984
j2 Global Communications, Inc. (a)	24,712	502,889
Keynote Systems, Inc. (a)	10,145	110,682
Limelight Networks, Inc. (a) (b)	16,671	65,517
Liquidity Services, Inc. (a)	10,729	108,041
LivePerson, Inc. (a)	24,433	170,298
LogMeIn, Inc. (a)	4,294	85,665
LoopNet, Inc. (a) (b)	11,402	113,336
MercadoLibre, Inc. (a)	14,336	743,608
ModusLink Global Solutions, Inc. (a)	26,440	248,800
Move, Inc. (a) (b)	57,680	95,749
NIC, Inc. (a)	29,096	265,937
Openwave Systems, Inc. (a)	22,617	51,567
Perficient, Inc. (a)	18,173	153,198
Rackspace Hosting, Inc. (a) (b)	37,947	791,195
RealNetworks, Inc. (a)	46,472	172,411
S1 Corp. (a)	31,051	202,453

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
Saba Software, Inc. (a) (b)	14,832	$61,405
SAVVIS, Inc. (a)	20,558	288,840
SonicWall, Inc. (a)	30,108	229,122
support.com, Inc. (a)	6,192	16,347
Switch & Data Facilities Co., Inc. (a)	10,967	221,643
Terremark Worldwide, Inc. (a) (b)	29,552	202,136
The Knot, Inc. (a)	17,057	171,764
United Online, Inc.	48,001	345,127
ValueClick, Inc. (a)	48,533	491,154
Vocus, Inc. (a)	10,601	190,818
Web.com Group, Inc. (a)	16,114	105,224
Websense, Inc. (a)	25,168	439,433
Zix Corp. (a) (b)	7,141	12,211

		10,764,809

IT Services—2.2%
Acxiom Corp. (a)	38,824	521,018
CACI International, Inc. (Class A) (a) (e)	16,752	818,335
Cass Information Systems, Inc. (b)	4,901	148,990
China Information Security Technology, Inc. (a) (b)	15,639	96,336
Ciber, Inc. (a)	32,578	112,394
Computer Task Group, Inc. (a)	8,857	70,945
CSG Systems International, Inc. (a)	19,568	373,553
Cybersource Corp. (a)	38,596	776,166
Euronet Worldwide, Inc. (a)	27,991	614,402
ExlService Holdings, Inc. (a)	8,515	154,632
Forrester Research, Inc. (a)	8,890	230,695
Gartner, Inc. (Class A) (a)	33,010	595,500
Global Cash Access Holdings, Inc. (a)	23,261	174,225
Heartland Payment Systems, Inc.	22,136	290,646
iGate Corp.	13,393	133,930
infoGROUP, Inc.	19,955	160,039
Integral Systems, Inc. (a) (b)	7,422	64,275
Lionbridge Technologies (a)	8,146	18,736
Mantech International Corp. (a)	12,506	603,790
Maximus, Inc.	9,922	496,100
MoneyGram International, Inc. (b)	27,467	79,105
NCI, Inc. (a)	4,528	125,199
Ness Technologies, Inc. (a)	22,874	112,083
Online Resources Corp. (a)	15,652	82,330
RightNow Technologies, Inc. (a)	12,668	220,043
Sapient Corp. (a)	48,606	401,972
SRA International, Inc. (a)	23,748	453,587
Syntel, Inc. (b)	7,885	299,867
TeleTech Holdings, Inc. (a)	17,682	354,170
The Hackett Group, Inc. (a)	22,837	63,487
Tier Technologies, Inc. (a)	10,389	83,112
TNS, Inc. (a)	13,622	349,949
Unisys Corp. (a)	23,469	904,965
VeriFone Holdings, Inc. (a)	40,117	657,116
Virtusa Corp. (a)	7,925	71,800
Wright Express Corp. (a)	21,731	692,350

		11,405,842

Security Description	Shares	Value*

Leisure Equipment & Products—0.7%
Brunswick Corp. (b)	48,003	$610,118
Callaway Golf Co. (b)	35,357	266,592
Eastman Kodak Co. (a) (b)	142,026	599,350
Jakks Pacific, Inc. (a) (b)	16,889	204,695
Leapfrog Enterprises, Inc. (a)	20,865	81,582
Polaris Industries, Inc.	16,749	730,759
Pool Corp.	26,816	511,649
RC2 Corp. (a)	10,877	160,436
Smith & Wesson Holding Corp. (a) (b)	32,012	130,929
Sport Supply Group, Inc.	5,737	72,229
Steinway Musical Instruments, Inc. (a)	4,221	67,156
Sturm Ruger & Co., Inc. (a) (b)	11,619	112,704

		3,548,199

Life Sciences Tools & Services—0.9%
Accelrys, Inc.	16,620	95,233
Affymetrix, Inc. (a) (e)	41,239	240,836
Albany Molecular Research, Inc. (a)	13,735	124,714
Bruker Corp. (a)	28,820	347,569
Cambrex Corp.	18,193	101,517
Dionex Corp. (a)	9,457	698,589
Enzo Biochem, Inc. (a) (b)	20,237	108,875
eResearch Technology, Inc. (a)	26,533	159,463
Exelixis, Inc. (a) (b)	59,194	436,260
Kendle International, Inc. (a)	8,850	162,043
Luminex Corp. (a) (b)	23,156	345,719
Medivation, Inc. (b)	16,585	624,425
Parexel International Corp. (a)	31,915	450,001
Sequenom, Inc. (a) (b)	33,964	140,611
Varian, Inc. (a)	16,540	852,472

		4,888,327

Machinery—2.7%
3D Systems Corp. (a)	11,338	128,119
Actuant Corp.	37,760	699,693
Alamo Group, Inc.	4,536	77,792
Albany International Corp. (Class A)	15,229	342,043
Altra Holdings, Inc. (a)	15,718	194,117
AMPCO-Pittsburgh Corp.	5,636	177,703
Astec Industries, Inc. (a) (b)	10,213	275,138
Badger Meter, Inc. (b)	8,245	328,316
Barnes Group, Inc.	26,953	455,506
Blount International, Inc. (a)	22,297	225,200
Briggs & Stratton Corp. (b)	27,870	521,448
Cascade Corp.	5,291	145,450
Chart Industries, Inc. (a)	15,115	250,153
China Fire & Security Group, Inc. (a) (b)	8,361	113,124
Circor International, Inc.	9,435	237,573
Clarcor, Inc.	27,470	891,127
Colfax Corp. (a)	14,330	172,533
Columbus McKinnon Corp. (a)	11,301	154,372
Dynamic Materials Corp.	7,259	145,543
Energy Recovery, Inc. (a) (b)	19,728	135,729
EnPro Industries, Inc. (a) (b)	11,522	304,296
ESCO Technologies, Inc. (a) (b)	14,512	520,255
Federal Signal Corp.	22,263	134,023

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Flow International Corp. (a)	27,290	$84,053
Force Protection, Inc. (a) (b)	41,101	214,136
FreightCar America, Inc. (b)	7,047	139,742
Graham Corp.	6,734	139,394
Greenbrier Cos., Inc.	9,593	99,575
John Bean Technologies Corp.	16,030	272,670
K-Tron International, Inc. (a)	1,257	136,686
Kadant, Inc. (a)	8,363	133,473
Kaydon Corp. (b)	19,193	686,342
LB Foster Co. (a)	5,476	163,240
Lindsay Corp. (b)	6,769	269,745
Met-Pro Corp.	10,588	112,445
Miller Industries, Inc. (a)	6,185	70,200
Mueller Industries, Inc.	20,876	518,560
Mueller Water Products, Inc.	86,085	447,642
NACCO Industries, Inc.	3,492	173,902
Nordson Corp. (b)	18,827	1,151,836
PMFG, Inc. (a) (b)	7,970	129,194
RBC Bearings, Inc. (a)	12,081	293,931
Robbins & Myers, Inc.	15,652	368,135
SmartHeat, Inc. (a) (b)	5,411	78,568
Sun Hydraulics Corp. (b)	7,039	184,774
Tecumseh Products Co. (Class A) (a) (b)	10,819	126,474
Tennant Co.	10,316	270,176
The Gorman-Rupp Co. (b)	7,886	217,969
The Middleby Corp. (a)	8,949	438,680
Titan International, Inc. (b)	22,213	180,147
Watts Water Technologies, Inc. (b)	16,457	508,850

		14,239,792

Marine—0.2%
American Commercial Lines, Inc. (a)	5,019	91,998
Eagle Bulk Shipping, Inc. (b)	35,638	176,408
Genco Shipping & Trading, Ltd. (a) (b)	14,851	332,365
Horizon Lines, Inc.	18,475	102,906
International Shipholding Corp.	4,053	125,927
Ultrapetrol Bahamas, Ltd. (a) (b)	13,369	63,637

		893,241

Media—0.9%
Arbitron, Inc. (b)	15,388	360,387
Ascent Media Corp. (a)	8,366	213,584
Belo Corp. (Class A)	55,926	304,237
Cinemark Holdings, Inc.	19,176	275,559
CKX, Inc. (a)	34,449	181,546
Dolan Media Co. (a)	17,796	181,697
EW Scripps Co. (a)	16,943	117,923
Global Sources, Ltd. (a)	10,632	66,450
Harte-Hanks, Inc. (b)	22,542	243,003
Journal Communications, Inc. (a)	24,659	95,923
Knology, Inc. (a)	16,629	182,087
LIN TV Corp. (a)	16,691	74,442
Live Nation, Inc. (a)	42,688	363,275
LodgeNet Interactive Corp. (a)	12,635	69,872
Martha Stewart Living Omnimedia (a)	16,124	79,653
Mediacom Communications Corp. (a)	23,034	102,962

Security Description	Shares	Value*

Media—(Continued)
National CineMedia, Inc.	23,702	$392,742
RCN Corp. (a)	21,235	230,400
Rentrak Corp. (a)	5,949	105,119
Scholastic Corp.	13,469	401,780
Sinclair Broadcast Group, Inc. (a)	25,619	103,245
Valassis Communications, Inc. (a) (b)	28,403	518,639
World Wrestling Entertainment, Inc. (b)	13,534	207,476

		4,872,001

Metals & Mining—1.1%
A.M. Castle & Co. (b)	11,149	152,630
Allied Nevada Gold Corp. (a)	30,904	466,032
AMCOL International Corp. (b)	13,707	389,553
Brush Engineered Material, Inc. (a)	9,905	183,639
Century Aluminum Co. (a)	31,735	513,790
Coeur d’Alene Mines Corp. (b)	41,672	752,596
General Moly, Inc. (a) (b)	11,427	23,768
Haynes International, Inc. (a)	6,653	219,349
Hecla Mining Co. (a) (b)	131,635	813,504
Horsehead Holding Corp. (a)	24,392	310,998
Kaiser Aluminum Corp. (b)	8,985	373,956
Olympic Steel, Inc. (b)	4,257	138,693
Paramount Gold & Silver Corp. (a)	47,448	68,800
RTI International Metals, Inc. (a)	16,835	423,737
Stillwater Mining Co. (a)	24,452	231,805
U.S. Gold Corp. (a)	23,950	59,396
Universal Stainless & Alloy (a)	4,303	81,155
Worthington Industries, Inc.	36,120	472,088

		5,675,489

Multi-Utilities—0.5%
Avista Corp.	31,199	673,586
Black Hills Corp. (b)	21,422	570,468
CH Energy Group, Inc.	8,804	374,346
NorthWestern Corp.	20,030	521,181
PNM Resources, Inc.	48,210	609,856

		2,749,437

Multiline Retail—0.3%
99 Cents Only Stores (a)	26,563	347,179
Dillard’s, Inc.	28,284	521,840
Fred’s, Inc.	22,557	230,081
Retail Ventures, Inc. (a)	14,674	130,452
Saks, Inc. (a) (b)	69,952	458,885

		1,688,437

Oil, Gas & Consumable Fuels—3.3%
Apco Oil & Gas International, Inc. (b)	5,622	124,246
Arena Resources, Inc. (a)	21,511	927,554
Atlas Energy, Inc. (a)	36,901	1,113,303
ATP Oil & Gas Corp. (a) (b)	22,288	407,425
Berry Petroleum Co. (b)	24,566	716,099
Bill Barrett Corp. (a) (b)	22,062	686,349
BPZ Resources, Inc. (a)	51,873	492,793
Brigham Exploration Co. (a) (b)	55,197	747,919

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Carrizo Oil & Gas, Inc. (a) (b)	16,419	$434,939
Cheniere Energy, Inc. (a) (b)	8,933	21,618
Clayton Williams Energy, Inc. (a)	3,590	125,794
Clean Energy Fuels Corp. (a)	20,140	310,357
Cloud Peak Energy, Inc. (a) (b)	17,360	252,762
Contango Oil & Gas Co. (a)	6,514	306,223
Crosstex Energy, Inc. (a)	25,021	151,377
CVR Energy, Inc. (a)	18,290	125,469
Delta Petroleum Corp. (a) (b)	56,604	58,868
DHT Maritime, Inc.	25,976	95,592
Endeavour International Corp. (a) (b)	74,302	80,246
FX Energy, Inc. (a)	6,383	18,192
General Maritime Corp. (b)	25,744	179,951
Georesources, Inc. (a)	5,374	73,409
GMX Resources, Inc. (a) (b)	17,696	243,143
Golar LNG, Ltd.	16,410	210,376
Goodrich Petroleum Corp. (a) (b)	13,200	321,420
Gran Tierra Energy, Inc. (a) (b)	113,209	648,688
Green Plains Renewable Energy, Inc. (a)	5,651	84,030
Gulfport Energy Corp. (a)	16,059	183,876
Harvest Natural Resources, Inc. (a)	22,532	119,194
International Coal Group, Inc. (a)	54,356	209,814
James River Coal Co. (a)	16,011	296,684
Knightbridge Tankers, Ltd.	10,435	138,368
McMoRan Exploration Co. (a) (b)	42,785	343,136
Nordic American Tanker Shipping, Ltd. (b)	24,121	723,630
Northern Oil & Gas, Inc. (a)	20,341	240,837
Oilsands Quest, Inc. (a) (b)	68,877	79,209
Panhandle Oil & Gas, Inc.	5,102	132,142
Patriot Coal Corp. (a) (b)	43,059	665,692
Penn Virginia Corp.	26,208	557,968
Petroleum Development Corp. (a)	9,706	176,746
PetroQuest Energy, Inc. (a) (b)	28,823	176,685
Rex Energy Corp. (a)	15,766	189,192
Rosetta Resources, Inc. (a)	30,641	610,675
Ship Finance International, Ltd. (b)	25,171	343,081
Stone Energy Corp. (a)	22,666	409,121
Swift Energy Co. (a)	20,750	497,170
Syntroleum Corp. (a)	39,738	105,703
Toreador Resources Corp. (a) (b)	12,585	124,592
Uranium Energy Corp. (a) (b)	28,977	109,533
USEC, Inc. (a) (b)	63,922	246,100
Vaalco Energy, Inc. (a)	40,432	183,966
Venoco, Inc. (a)	11,262	146,856
W&T Offshore, Inc.	20,128	235,498
Warren Resources, Inc. (a) (b)	41,839	102,506
Western Refining, Inc. (a) (b)	30,658	144,399
World Fuel Services Corp. (b)	31,761	850,877

		17,301,392

Paper & Forest Products—0.8%
Buckeye Technologies, Inc. (a)	23,451	228,882
Clearwater Paper Corp. (a)	6,376	350,489
Deltic Timber Corp. (b)	6,001	277,126
Domtar Corp. (a) (b)	23,025	1,275,815
Glatfelter	25,902	314,709

Security Description	Shares	Value*

Paper & Forest Products—(Continued)
KapStone Paper & Packaging Corp. (a)	18,787	$185,052
Louisiana-Pacific Corp. (a)	70,273	490,506
Neenah Paper, Inc.	9,191	128,215
Schweitzer-Mauduit International, Inc.	9,861	693,721
Wausau Paper Corp.	26,829	311,216

		4,255,731

Personal Products—0.7%
American Oriental Bioengineering, Inc. (a) (b)	36,348	169,018
Bare Escentuals, Inc. (a)	38,822	474,793
Chattem, Inc. (a) (b)	11,118	1,037,309
China Sky One Medical, Inc. (b)	5,765	131,154
China-Biotics, Inc. (a)	5,809	89,865
Elizabeth Arden, Inc. (a)	14,516	209,611
Inter Parfums, Inc. (b)	10,037	122,150
Medifast, Inc. (a) (b)	6,263	191,523
Nu Skin Enterprises, Inc. (b)	27,860	748,598
Nutraceutical International Corp. (a)	6,712	83,028
Prestige Brands Holdings, Inc. (a)	16,107	126,601
Revlon, Inc. (a)	10,194	173,400
USANA Health Sciences, Inc. (a) (b)	3,811	121,571

		3,678,621

Pharmaceuticals—1.4%
Akorn, Inc. (a)	34,979	62,612
Ardea Biosciences, Inc. (a) (b)	8,657	121,198
Auxilium Pharmaceuticals, Inc. (a)	25,786	773,064
Avanir Pharmaceuticals, Inc. (a)	7,579	14,400
BioMimetic Therapeutics, Inc. (a) (b)	10,648	127,031
Cadence Pharmaceuticals, Inc. (a) (b)	14,478	140,002
Cumberland Pharmaceuticals, Inc. (a) (b)	4,983	67,719
Cypress Bioscience, Inc. (a)	22,201	127,878
Depomed, Inc. (a) (b)	31,001	103,853
Durect Corp., Inc. (a) (b)	23,948	59,151
Hi-Tech Pharmacal Co., Inc. (a)	5,015	140,671
Impax Laboratories, Inc. (a)	35,293	479,985
Inspire Pharmaceuticals, Inc. (a)	31,755	175,288
ISTA Pharmaceuticals, Inc. (a)	20,411	93,074
KV Pharmaceutical Co. (a) (b)	23,318	85,577
Medicis Pharmaceutical Corp.	33,811	914,587
Nektar Therapeutics (a) (b)	52,134	485,889
Obagi Medical Products, Inc. (a)	10,682	128,184
Optimer Pharmaceuticals, Inc. (a) (b)	18,035	203,435
Pain Therapeutics, Inc. (a) (b)	19,603	105,072
Par Pharmaceutical Cos., Inc. (a) (b)	19,846	537,033
Pozen, Inc. (a)	15,141	90,695
Questcor Pharmaceuticals, Inc. (a)	30,322	144,029
Salix Pharmaceuticals, Ltd. (a)	30,979	786,867
Santarus, Inc. (a)	31,685	146,385
SuperGen, Inc. (a)	18,027	47,231
The Medicines Co. (a)	29,350	244,779
ViroPharma, Inc. (a) (b)	44,560	373,858
Vivus, Inc. (a) (b)	45,158	415,002
XenoPort, Inc. (a) (b)	15,289	283,764

		7,478,313

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—1.6%
Acacia Research Corp. (a) (b)	18,592	$169,373
Administaff, Inc.	12,162	286,902
CBIZ, Inc. (a) (b)	25,596	197,089
CDI Corp.	7,746	100,311
COMSYS IT Partners, Inc. (a)	9,082	80,739
CoStar Group, Inc. (a) (b)	10,878	454,374
CRA International, Inc. (a)	6,362	169,547
Diamond Management & Technology Consultants, Inc.	15,824	116,623
Duff & Phelps Corp. (a)	9,629	175,826
Exponent, Inc. (a)	7,795	217,013
Heidrick & Struggles International, Inc.	9,634	300,966
Hill International, Inc. (a)	16,010	99,902
Huron Consulting Group, Inc. (a)	12,415	286,042
ICF International, Inc. (a)	4,800	128,640
Kelly Services, Inc. (Class A)	12,393	147,848
Kforce, Inc. (a)	18,129	226,613
Korn/Ferry International (a)	26,107	430,765
Mistras Group, Inc. (a) (b)	5,936	89,396
MPS Group, Inc. (a)	52,949	727,519
Navigant Consulting, Inc. (a)	27,414	407,372
On Assignment, Inc. (a)	20,637	147,555
Resources Connection, Inc. (a) (b)	25,492	540,940
School Specialty, Inc. (a)	10,285	240,566
Spherion Corp. (a)	30,053	168,898
The Advisory Board Co. (a)	9,200	282,072
The Corporate Executive Board Co.	19,831	452,543
TrueBlue, Inc. (a)	25,162	372,649
Volt Information Sciences, Inc. (a)	7,400	74,000
VSE Corp.	2,837	127,892
Watson Wyatt Worldwide, Inc. (b)	23,236	1,104,175

		8,324,150

Real Estate Investment Trusts—6.2%
Acadia Realty Trust	22,237	375,138
Agree Realty Corp.	4,326	100,753
Alexander’s, Inc. (a) (b)	1,140	347,039
American Campus Communities, Inc.	28,972	814,113
American Capital Agency Corp.	9,257	245,681
Anworth Mortgage Asset Corp.	63,740	446,180
Apollo Commercial Real Estate Finance, Inc. (a)	5,962	107,256
Ashford Hospitality Trust, Inc. (b)	30,737	142,620
Associated Estates Realty Corp.	9,012	101,565
BioMed Realty Trust, Inc.	54,459	859,363
CapLease, Inc. (b)	26,927	117,940
Capstead Mortgage Corp.	38,785	529,415
CBL & Associates Properties, Inc.	79,362	767,431
Cedar Shopping Centers, Inc.	23,807	161,888
Cogdell Spencer, Inc.	17,608	99,661
Colonial Properties Trust	37,559	440,567
Colony Financial, Inc.	8,329	169,662
Cousins Properties, Inc.	42,714	325,908
CreXus Investment Corp. (a)	8,072	112,685
Cypress Sharpridge Investments, Inc.	8,467	114,389
DCT Industrial Trust, Inc.	112,303	563,761
Developers Diversified Realty Corp. (b)	90,188	835,141

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
DiamondRock Hospitality Co.	62,158	$526,478
DuPont Fabros Technology, Inc. (a)	15,798	284,206
EastGroup Properties, Inc.	13,951	534,044
Education Realty Trust, Inc.	32,945	159,454
Entertainment Properties Trust (b)	23,445	826,905
Equity Lifestyle Properties, Inc.	14,021	707,640
Equity One, Inc.	17,961	290,429
Extra Space Storage, Inc.	47,448	548,024
FelCor Lodging Trust, Inc. (a) (b)	24,736	89,050
First Industrial Realty Trust, Inc.	30,805	161,110
First Potomac Realty Trust	16,284	204,690
Franklin Street Properties Corp.	37,474	547,495
Getty Realty Corp.	9,160	215,535
Gladstone Commercial Corp.	5,368	71,985
Glimcher Realty Trust (b)	37,010	99,927
Government Properties Income Trust	5,753	132,204
Gramercy Capital Corp. (a)	26,603	68,902
Hatteras Financial Corp. (b)	20,816	582,015
Healthcare Realty Trust, Inc.	32,901	706,056
Hersha Hospitality Trust	25,342	79,574
Highwoods Properties, Inc.	38,850	1,295,648
Home Properties, Inc. (b)	18,908	902,101
Inland Real Estate Corp. (b)	40,919	333,490
Invesco Mortgage Capital, Inc.	5,217	118,739
Investors Real Estate Trust	41,174	370,566
iStar Financial, Inc. (b)	37,284	95,447
Kilroy Realty Corp. (b)	24,833	761,628
Kite Realty Group Trust	15,249	62,063
LaSalle Hotel Properties (b)	34,732	737,360
Lexington Realty Trust (b)	53,106	322,885
LTC Properties, Inc. (b)	13,085	350,024
Medical Properties Trust, Inc.	44,184	441,840
MFA Mortgage Investments, Inc.	156,742	1,152,054
Mid-America Apartment Communities, Inc. (b)	15,758	760,796
Mission West Properties, Inc.	12,528	90,076
Monmouth Real Estate Investment Corp. (b)	13,822	102,836
National Health Investors, Inc.	15,005	555,035
National Retail Properties, Inc. (b)	45,810	972,088
NorthStar Realty Finance Corp. (b)	36,462	125,065
Omega Healthcare Investors, Inc.	45,953	893,786
Parkway Properties, Inc.	12,421	258,605
Pennsylvania Real Estate Investment Trust (b)	21,798	184,411
Pennymac Mortgage Investment Trust (a) (b)	7,380	126,788
Post Properties, Inc.	27,178	532,689
Potlatch Corp. (b)	22,006	701,551
PS Business Parks, Inc.	10,027	501,851
Ramco-Gershenson Properties Trust	15,182	144,836
Redwood Trust, Inc.	44,500	643,470
Saul Centers, Inc.	3,889	127,404
Sovran Self Storage, Inc.	15,415	550,778
Starwood Property Trust, Inc.	26,073	492,519
Strategic Hotels & Resorts, Inc. (a)	45,284	84,228
Sun Communities, Inc.	9,482	187,270
Sunstone Hotel Investors, Inc.	55,880	496,214
Tanger Factory Outlet Centers (b)	23,078	899,811
U-Store-It Trust	46,640	341,405
Universal Health Realty Income Trust	6,741	215,914

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Urstadt Biddle Properties, Inc.	12,686	$193,715
Walter Investment Management Corp.	13,294	190,503
Washington Real Estate Investment Trust	33,406	920,335
Winthrop Realty Trust	6,380	69,287

		32,920,990

Real Estate Management & Development—0.2%
Avatar Holdings, Inc. (a)	3,358	57,120
China Housing & Land Development, Inc. (a) (b)	3,149	13,005
Consolidated-Tomoka Land Co. (b)	3,138	109,642
Forestar Group, Inc. (a) (b)	19,634	431,555
Tejon Ranch Co. (a)	5,580	163,048

		774,370

Road & Rail—1.0%
Amerco, Inc. (a)	5,084	252,777
Arkansas Best Corp. (b)	14,542	427,971
Avis Budget Group, Inc. (a) (b)	55,465	727,701
Celadon Group, Inc. (a) (b)	13,384	145,217
Dollar Thrifty Automotive Group, Inc. (a)	16,053	411,117
Genesee & Wyoming, Inc. (a)	21,252	693,665
Heartland Express, Inc. (b)	29,653	452,801
Knight Transportation, Inc. (b)	32,100	619,209
Marten Transport, Ltd. (a)	8,816	158,247
Old Dominion Freight Line, Inc. (a)	15,573	478,091
Patriot Transportation Holdings, Inc. (b)	508	47,986
RailAmerica, Inc. (a)	12,701	154,952
Saia, Inc. (a)	7,036	104,274
Universal Truckload Services, Inc. (a)	3,629	65,685
Werner Enterprises, Inc.	23,989	474,742

		5,214,435

Semiconductors & Semiconductor Equipment—3.6%
Actel Corp. (a)	16,772	199,251
Advanced Analogic Technologies, Inc. (a)	24,209	95,383
Advanced Energy Industries, Inc. (a)	18,729	282,433
Amkor Technology, Inc. (a) (b)	58,594	419,533
Anadigics, Inc. (a) (b)	35,789	151,030
Applied Micro Circuits Corp. (a)	37,849	282,732
Atheros Communications, Inc. (a) (b)	34,982	1,197,784
ATMI, Inc. (a)	18,191	338,716
Brooks Automation, Inc. (a)	36,289	311,360
Cabot Microelectronics Corp. (a)	13,254	436,852
Cavium Networks, Inc. (a)	20,774	495,044
Ceva, Inc. (a)	9,581	123,212
Cirrus Logic, Inc. (a)	36,678	250,144
Cohu, Inc.	11,848	165,280
Cymer, Inc. (a)	17,037	653,880
Diodes, Inc. (a)	18,315	374,542
DSP Group, Inc. (a)	13,388	75,374
Entegris, Inc. (a)	73,140	386,179
Entropic Communications, Inc. (a)	13,253	40,687
Exar Corp. (a) (e)	20,123	143,075
FEI Co. (a)	20,566	480,422
FormFactor, Inc. (a) (b) (e)	27,182	591,480

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Hittite Microwave Corp. (a)	12,250	$499,187
IXYS Corp. (a)	13,771	102,181
Kopin Corp. (a)	26,206	109,541
Kulicke & Soffa Industries, Inc. (a) (b)	38,887	209,601
Lattice Semiconductor Corp. (a)	47,055	127,048
Micrel, Inc.	25,706	210,789
Microsemi Corp. (a)	45,971	815,985
Microtune, Inc. (a)	3,522	7,960
MIPS Technologies, Inc. (a)	25,612	111,924
MKS Instruments, Inc. (a)	28,003	487,532
Monolithic Power Systems, Inc. (a)	19,382	464,587
NetLogic Microsystems, Inc. (a) (b)	10,349	478,745
OmniVision Technologies, Inc. (a) (b)	28,309	411,330
Pericom Semiconductor Corp. (a)	16,354	188,562
Photronics, Inc. (a)	25,047	111,459
PLX Technology, Inc. (a)	19,623	63,382
Power Integrations, Inc. (b)	13,319	484,279
RF Micro Devices, Inc. (a)	151,807	724,119
Rubicon Technology, Inc. (a)	7,716	156,712
Rudolph Technologies, Inc. (a)	18,288	122,895
Semtech Corp. (a)	34,386	584,906
Sigma Designs, Inc. (a) (b)	17,366	185,816
Silicon Image, Inc. (a)	33,507	86,448
Silicon Storage Technology, Inc. (a)	17,989	46,052
Skyworks Solutions, Inc. (a)	91,320	1,295,831
Standard Microsystems Corp. (a)	11,905	247,386
Supertex, Inc. (a) (b)	6,854	204,249
Techwell, Inc. (a)	8,975	118,470
Tessera Technologies, Inc. (a)	27,229	633,619
Trident Microsystems, Inc. (a) (b)	7,925	14,741
TriQuint Semiconductor, Inc. (a) (e)	84,294	505,764
Ultratech, Inc. (a)	15,771	234,357
Veeco Instruments, Inc. (a)	21,485	709,864
Volterra Semiconductor Corp. (a)	12,513	239,249
White Electronic Designs Corp. (a)	13,766	64,287
Zoran Corp. (a)	28,437	314,229

		18,867,479

Software—4.4%
ACI Worldwide, Inc. (a)	19,206	329,383
Actuate Corp. (a)	24,071	103,024
Advent Software, Inc. (a)	8,899	362,456
American Software, Inc.	16,487	98,922
ArcSight, Inc. (a) (b)	10,639	272,146
Ariba, Inc. (a) (b)	47,673	596,866
Blackbaud, Inc.	24,636	582,149
Blackboard, Inc. (a)	17,217	781,480
Bottomline Technologies, Inc. (a)	14,082	247,421
Commvault Systems, Inc. (a)	23,929	566,878
Concur Technologies, Inc. (a) (b)	22,075	943,706
Deltek, Inc. (a)	10,644	82,810
DemandTec, Inc. (a) (b)	13,832	121,307
Double-Take Software, Inc. (a)	11,826	118,142
Ebix, Inc. (a) (b)	4,266	208,309
Epicor Software Corp. (a)	28,737	218,976
EPIQ Systems, Inc. (a) (b)	19,790	276,862

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Fair Isaac Corp.	27,275	$581,230
FalconStor Software, Inc. (a)	17,377	70,551
Fortinet, Inc. (a)	7,131	125,292
i2 Technologies, Inc. (a) (b)	8,649	165,369
Informatica Corp. (a)	49,182	1,271,846
Interactive Intelligence, Inc. (a)	8,397	154,841
Jack Henry & Associates, Inc. (b)	47,933	1,108,211
JDA Software Group, Inc. (a)	16,263	414,219
Kenexa Corp. (a)	15,403	201,009
Lawson Software, Inc. (a)	78,688	523,275
Manhattan Associates, Inc. (a)	12,581	302,321
Mentor Graphics Corp. (a)	50,714	447,805
MicroStrategy, Inc. (Class A) (a)	5,088	478,374
Monotype Imaging Holdings, Inc. (a)	12,841	115,954
Net 1 UEPS Technologies, Inc. (a)	17,583	341,462
NetScout Systems, Inc. (a)	14,099	206,409
NetSuite, Inc. (a) (b)	9,774	156,188
Opnet Technologies, Inc.	9,341	113,867
Parametric Technology Corp. (a)	64,025	1,046,168
Pegasystems, Inc. (b)	8,291	281,894
Phoenix Technologies, Ltd. (a)	20,765	57,104
Progress Software Corp. (a)	23,135	675,773
PROS Holdings, Inc. (a)	11,234	116,272
Quality Systems, Inc. (b)	13,508	848,167
Quest Software, Inc. (a)	34,167	628,673
Radiant Systems, Inc. (a)	15,752	163,821
Rosetta Stone, Inc. (a) (b)	3,683	66,110
Smith Micro Software, Inc. (a)	18,686	170,790
SolarWinds, Inc. (a)	7,129	164,038
Solera Holdings, Inc. (e)	38,059	1,370,504
Sourcefire, Inc. (a)	12,260	327,955
SuccessFactors, Inc. (a)	25,780	427,432
Symyx Technologies (a)	19,225	105,737
Synchronoss Technologies, Inc. (a)	11,423	180,598
Take-Two Interactive Software, Inc. (a) (b)	45,955	461,848
Taleo Corp. (a)	21,930	515,794
TeleCommunication Systems, Inc.	22,959	222,243
THQ, Inc. (a) (b)	38,813	195,617
TIBCO Software, Inc. (a)	97,329	937,278
TiVo, Inc. (a) (b)	60,220	613,040
Tyler Technologies, Inc. (a) (b)	16,849	335,464
Ultimate Software Group, Inc. (a)	13,790	405,012
Vasco Data Security International, Inc. (a)	18,296	114,716

		23,121,108

Specialty Retail—3.2%
America’s Car-Mart, Inc. (b)	5,173	136,205
AnnTaylor Stores Corp. (a)	34,485	470,375
Asbury Automotive Group, Inc.	19,165	220,972
Bebe Stores, Inc.	14,986	93,962
Big 5 Sporting Goods Corp.	12,258	210,592
Brown Shoe Co., Inc.	26,195	258,545
Cabela’s, Inc. (a) (b)	23,327	332,643
Cato Corp.	15,629	313,518
Charming Shoppes, Inc. (a)	58,749	380,106
Christopher & Banks Corp.	20,680	157,582

Security Description	Shares	Value*

Specialty Retail—(Continued)
Citi Trends, Inc. (a) (b)	8,551	$236,179
Coldwater Creek, Inc. (a) (b)	34,146	152,291
Collective Brands, Inc. (a) (e)	35,851	816,327
Dress Barn, Inc. (a) (b)	32,774	757,079
DSW, Inc. (Class A) (a) (b)	6,965	180,254
Genesco, Inc. (a)	12,817	351,955
Group 1 Automotive, Inc. (b)	14,104	399,848
Gymboree Corp. (a) (b)	16,854	732,981
Haverty Furniture Cos., Inc. (b)	10,391	142,668
hhgregg, Inc. (a) (b)	7,296	160,731
Hibbett Sports, Inc. (a) (b)	16,032	352,544
HOT Topic, Inc. (a) (b)	24,702	157,105
J. Crew Group, Inc. (a)	27,750	1,241,535
Jo-Ann Stores, Inc. (a) (b)	14,841	537,838
Jos. A. Bank Clothiers, Inc. (a) (b)	10,216	431,013
Kirkland’s, Inc. (a)	8,071	140,193
Lithia Motors, Inc. (a)	10,676	87,757
Lumber Liquidators Holdings, Inc. (a)	8,821	236,403
Midas, Inc. (a)	10,186	86,072
Monro Muffler, Inc.	9,251	309,353
OfficeMax, Inc.	44,947	570,377
Pacific Sunwear of California, Inc. (a) (b)	33,024	131,436
Pier 1 Imports, Inc. (a)	65,035	331,028
Rent-A-Center, Inc. (a)	37,256	660,176
Rue21, Inc. (a)	4,010	112,641
Sally Beauty Holdings, Inc. (a) (b)	53,088	406,123
Shoe Carnival, Inc. (a)	5,485	112,278
Sonic Automotive, Inc. (a) (b)	17,763	184,558
Stage Stores, Inc.	20,885	258,139
Stein Mart, Inc. (a)	15,504	165,273
Systemax, Inc. (a) (b)	7,935	124,659
The Buckle, Inc. (b)	14,781	432,788
The Children’s Place Retail Stores, Inc. (a) (b)	13,140	433,751
The Finish Line, Inc. (Class A) (a)	24,364	305,768
The Men’s Wearhouse, Inc.	28,904	608,718
The Pep Boys-Manny, Moe & Jack (b)	28,658	242,447
The Talbots, Inc. (a) (b)	15,364	136,893
The Wet Seal, Inc. (a) (b)	41,000	141,450
Tractor Supply Co. (a) (b)	19,523	1,033,938
Ulta Salon Cosmetics & Fragrance, Inc. (a)	16,680	302,909
Vitamin Shoppe, Inc. (a) (b)	5,372	119,473
West Marine, Inc. (a)	8,963	72,242
Zumiez, Inc. (a) (b)	13,421	170,715

		17,142,406

Textiles, Apparel & Luxury Goods—2.1%
American Apparel, Inc. (a)	2,071	6,420
Carter’s, Inc. (a)	31,479	826,324
Cherokee, Inc. (b)	4,506	80,297
Columbia Sportswear Co. (b)	7,050	275,232
CROCS, Inc. (a)	40,385	232,214
Deckers Outdoor Corp. (a)	7,325	745,099
FGX International Holdings, Ltd. (a)	9,825	192,472
Fossil, Inc. (a)	25,403	852,525
Fuqi International, Inc. (a)	6,095	109,405
G-III Apparel Group, Ltd. (a) (b)	8,116	175,874

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Iconix Brand Group, Inc. (a) (b)	41,057	$519,371
Jones Apparel Group, Inc.	49,417	793,637
K-Swiss, Inc.	14,979	148,891
Liz Claiborne, Inc. (a) (b)	46,626	262,504
lululemon athletica, Inc. (a)	21,815	656,632
Maidenform Brands, Inc. (a)	10,883	181,637
Movado Group, Inc. (a) (b)	10,013	97,326
Oxford Industries, Inc. (b)	6,121	126,582
Perry Ellis International, Inc. (a)	5,714	86,053
Quiksilver, Inc. (a)	45,024	90,949
Skechers U.S.A., Inc. (a)	18,562	545,908
Steven Madden, Ltd. (a)	8,633	356,025
The Warnaco Group, Inc. (a)	24,998	1,054,666
Timberland Co. (Class A) (a)	23,645	423,955
True Religion Apparel, Inc. (a)	14,864	274,835
Under Armour, Inc. (a)	18,492	504,277
Unifi, Inc. (a)	26,290	102,005
UniFirst Corp.	8,113	390,316
Volcom, Inc. (a) (b)	12,211	204,412
Weyco Group, Inc. (b)	5,240	123,874
Wolverine World Wide, Inc.	27,831	757,560

		11,197,277

Thrifts & Mortgage Finance—1.3%
Abington Bancorp, Inc.	12,336	84,995
Astoria Financial Corp. (b)	49,458	614,763
Bank Mutual Corp.	27,281	188,785
BankFinancial Corp.	11,879	117,602
Beneficial Mutual Bancorp, Inc. (a)	22,606	222,443
Berkshire Hill Bancorp, Inc.	7,472	154,521
Brookline Bancorp, Inc.	32,815	325,197
Danvers Bancorp, Inc.	12,056	156,607
Dime Community Bancshares	15,501	181,672
ESB Financial Corp. (b)	5,713	75,526
ESSA Bancorp, Inc.	8,799	102,948
First Financial Holdings, Inc.	9,379	121,833
First Financial Northwest, Inc. (b)	10,708	70,137
Flushing Financial Corp.	17,365	195,530
Home Federal Bancorp, Inc.	10,146	135,043
Kearny Financial Corp. (b)	11,434	115,255
MGIC Investment Corp. (a) (b)	72,941	421,599
NewAlliance Bancshares, Inc.	60,546	727,157
Northwest Bancshares, Inc. (b)	24,755	280,221
OceanFirst Financial Corp. (b)	6,649	75,134
Ocwen Financial Corp. (a)	31,455	301,024
Oritani Financial Corp. (a)	5,510	75,652
Provident Financial Services, Inc. (b)	33,586	357,691
Provident New York Bancorp	20,537	173,332
Radian Group, Inc. (b)	49,247	359,996
Roma Financial Corp. (b)	6,169	76,249
Territorial Bancorp, Inc. (a)	7,186	129,707
The PMI Group, Inc. (a) (b)	17,772	44,785
TrustCo Bank Corp. (b)	42,029	264,783
United Financial Bancorp, Inc.	9,478	124,257
ViewPoint Financial Group (b)	7,611	109,674
Westfield Financial, Inc.	22,291	183,901
WSFS Financial Corp.	4,144	106,211

		6,674,230

Security Description	Shares	Value*

Tobacco—0.2%
Alliance One International, Inc. (a) (b)	51,865	$253,101
Universal Corp. (b)	14,179	646,704
Vector Group, Ltd. (b)	22,445	314,230

		1,214,035

Trading Companies & Distributors—0.8%
Aceto Corp.	7,034	36,225
Aircastle, Ltd.	24,542	241,739
Applied Industrial Technologies, Inc. (b)	23,703	523,125
Beacon Roofing Supply, Inc. (a)	24,991	399,856
H&E Equipment Services, Inc. (a) (b)	16,345	171,459
Houston Wire & Cable Co. (b)	10,450	124,355
Interline Brands, Inc. (a)	18,029	311,361
Kaman Corp. (b)	14,024	323,814
RSC Holdings, Inc. (a) (b)	32,853	231,285
Rush Enterprises, Inc. (a)	19,917	236,813
TAL International Group, Inc. (b)	8,589	113,632
Textainer Group Holdings, Ltd. (b)	5,684	96,060
Titan Machinery, Inc. (a) (b)	8,157	94,132
United Rentals, Inc. (a)	35,317	346,460
Watsco, Inc.	15,237	746,308

		3,996,624

Water Utilities—0.3%
American State Water Co.	10,586	374,850
Artesian Resources Corp. (b)	3,726	68,223
Cadiz, Inc. (a) (b)	7,887	94,407
California Water Service Group	10,941	402,848
Connecticut Water Service, Inc.	5,731	141,957
Consolidated Water Co., Inc. (b)	8,783	125,509
Middlesex Water Co.	8,945	157,700
SJW Corp.	7,394	166,883
Southwest Water Co.	14,142	83,296
York Water Co.	6,695	97,145

		1,712,818

Wireless Telecommunication Services—0.2%
Syniverse Holdings, Inc. (a)	39,086	683,223
USA Mobility, Inc. (a) (b)	13,071	143,912

		827,135

Total Common Stock (Identified Cost $559,325,572)		517,329,986

Mutual Funds — 0.9%

Exchange Traded Funds—0.9%
iShares Russell 2000 Index Fund (b)	78,000	4,856,280

Total Mutual Funds (Identified Cost $4,654,321)		4,856,280

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

Short Term Investments — 16.3%

Security Description	Shares/Par Amount	Value*

Discount Notes—0.3%
Federal Home Loan Bank 0.010%, 02/17/10	$175,000	$174,998
Federal Home Mortgage Corp. 0.010%, 01/25/10	1,575,000	1,574,979

		1,749,977

Mutual Funds—15.0%
State Street Navigator Securities Lending Prime Portfolio (f)	79,314,616	79,314,616

U.S. Treasury—1.0%
U.S. Treasury Bill 0.010%, 03/11/10	5,000,000	4,999,329

Total Short Term Investments (Identified Cost $86,063,922)		86,063,922

Total Investments—115.2% (Identified Cost $650,043,815) (g)		608,250,188
Liabilities in excess of other assets		(80,064,375)

Net Assets—100.0%		$528,185,813

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $77,083,047 and the collateral received consisted of cash in the amount of $79,314,616 and non-cash collateral with a value of $904,759. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	All or a portion of the security was pledged as collateral against open futures contracts.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $651,570,623 and the composition of unrealized appreciation and depreciation of investment securities was $62,836,799 and $(106,157,234), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Net Unrealized Appreciation
Russell 2000 Mini Index Futures	3/19/2010	97	$5,799,426	$6,051,830	$252,404

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$517,329,986	$—	$—	$517,329,986
Total Mutual Funds*	4,856,280	—	—	4,856,280
Short Term Investments
Discount Notes	—	1,749,977	—	1,749,977
Mutual Funds	79,314,616	—	—	79,314,616
U.S. Treasury	—	4,999,329	—	4,999,329
Total Short Term Investments	79,314,616	6,749,306	—	86,063,922
Total Investments	$601,500,882	$6,749,306	$—	$608,250,188

Futures Contracts**
Futures Contracts Long (Appreciation)	$252,404	$—	$—	$252,404

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures, and written options are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$608,250,188
Receivable for:
Securities sold		198,875
Fund shares sold		191,625
Accrued interest and dividends		617,773

Total Assets		609,258,461
Liabilities
Payable for:
Securities purchased	$145,870
Fund shares redeemed	1,270,198
Futures variation margin	65,960
Foreign taxes	56
Collateral for securities loaned	79,314,616
Due to custodian bank	13,081
Accrued expenses:
Management fees	106,845
Distribution and service fees	34,834
Deferred directors’ fees	4,075
Other expenses	117,113

Total Liabilities		81,072,648

Net Assets		$528,185,813

Net assets consists of:
Paid in surplus		$664,176,257
Undistributed net investment income		5,741,373
Accumulated net realized losses		(101,046,057)
Unrealized depreciation on investments		(40,685,760)

Net Assets		$528,185,813

Net Assets
Class A		$348,953,074
Class B		139,992,021
Class E		29,939,777
Class G		9,300,941
Capital Shares (Authorized) Outstanding
Class A (65,000,000)		32,888,304
Class B (25,000,000)		13,418,189
Class E (10,000,000)		2,833,645
Class G (10,000,000)		893,373
Net Asset Value, Offering and Redemption Price Per Share
Class A		$10.61
Class B		10.43
Class E		10.57
Class G		10.41

(a)	Identified cost of investments was $649,188,349.
(b)	Includes securities loaned at value of $77,083,047.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$6,443,903
Interest (b)		1,238,853

		7,682,756
Expenses
Management fees	$1,183,159
Distribution and service fees—Class B	284,326
Distribution and service fees—Class E	39,031
Distribution and service fees—Class G	7,188
Directors’ fees and expenses	33,897
Custodian and accounting	92,410
Audit and tax services	35,651
Legal	11,141
Shareholder reporting	263,369
Insurance	7,685
Miscellaneous	11,859

Total expenses	1,969,716
Management fee waivers	(33,128)	1,936,588

Net Investment Income		5,746,168

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(48,722,567)
Futures contracts	3,066,903
Foreign currency transactions	(24)	(45,655,688)

Net change in unrealized appreciation (depreciation) on:
Investments	150,113,347
Futures contracts	(1,245,226)
Foreign currency transactions	25	148,868,146

Net realized and unrealized gain		103,212,458

Net Increase in Net Assets From Operations		$108,958,626

(a)	Net of foreign taxes of $840.
(b)	Includes net income on securities loaned of $1,228,145.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,746,168	$11,080,918
Net realized loss	(45,655,688)	(40,803,527)
Net change in unrealized appreciation (depreciation)	148,868,146	(232,561,160)

Increase (decrease) in net assets from operations	108,958,626	(262,283,769)

From Distributions to Shareholders
Net investment income
Class A	(8,407,068)	(6,616,777)
Class B	(1,960,065)	(1,310,921)
Class E	(492,930)	(404,790)

	(10,860,063)	(8,332,488)

Net realized gain
Class A	(11,447,922)	(25,958,126)
Class B	(3,155,828)	(6,741,879)
Class E	(742,295)	(1,862,644)

	(15,346,045)	(34,562,649)

Total distributions	(26,206,108)	(42,895,137)

Increase (decrease) in net assets from capital share transactions	(73,930,919)	5,989,223

Total increase (decrease) in net assets	8,821,599	(299,189,683)

Net Assets
Beginning of the period	519,364,214	818,553,897

End of the period	$528,185,813	$519,364,214

Undistributed Net Investment Income
End of the period	$5,741,373	$10,984,501

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	4,956,061	$42,298,335	9,179,686	$100,758,210
Reinvestments	2,497,483	19,854,990	2,575,091	32,574,903
Redemptions	(18,414,148)	(155,993,363)	(11,021,555)	(124,539,993)

Net increase (decrease)	(10,960,604)	$(93,840,038)	733,222	$8,793,120

Class B
Sales	2,930,686	$24,541,661	2,405,560	$25,749,629
Reinvestments	653,371	5,115,893	646,811	8,052,800
Redemptions	(2,004,322)	(17,176,070)	(2,757,458)	(32,025,973)

Net increase	1,579,735	$12,481,484	294,913	$1,776,456

Class E
Sales	517,997	$4,422,849	347,015	$3,778,658
Reinvestments	155,963	1,235,225	179,955	2,267,434
Redemptions	(779,817)	(6,705,612)	(911,021)	(10,626,445)

Net decrease	(105,857)	$(1,047,538)	(384,051)	$(4,580,353)

Class G (a)
Sales	998,746	$9,464,337	0	$0
Redemptions	(105,373)	(989,164)	0	0

Net increase	893,373	$8,475,173	0	$0

Increase (decrease) derived from capital share transactions		$(73,930,919)		$5,989,223

(a)	Commencement of operations was April 28, 2009 for Class G.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.89	$14.17	$15.68	$13.92	$14.01

Income (Loss) From Investment Operations
Net investment income	0.13 (a)	0.20 (a)	0.22 (a)	0.18 (a)	0.14
Net realized and unrealized gain (loss) on investments	2.04	(4.71)	(0.38)	2.30	0.40

Total from investment operations	2.17	(4.51)	(0.16)	2.48	0.54

Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.15)	(0.13)	(0.11)
Distributions from net realized capital gains	(0.26)	(0.61)	(1.20)	(0.59)	(0.52)

Total distributions	(0.45)	(0.77)	(1.35)	(0.72)	(0.63)

Net Asset Value, End of Period	$10.61	$8.89	$14.17	$15.68	$13.92

Total Return (%)	26.01	(33.45)	(1.58)	17.96	4.50
Ratio of expenses to average net assets before fee waivers (%) (b)	0.35	0.32	0.32	0.36	0.36
Ratio of expenses to average net assets net of fee waivers (%)	0.34	0.31	0.31	0.35	0.35
Ratio of net investment income to average net assets (%)	1.47	1.68	1.47	1.21	1.10
Portfolio turnover rate (%)	27	33	37	44	39
Net assets, end of period (in millions)	$348.95	$389.89	$610.84	$331.57	$266.47

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.74	$13.93	$15.44	$13.73	$13.82

Income (Loss) From Investment Operations
Net investment income	0.11 (a)	0.17 (a)	0.18 (a)	0.14 (a)	0.10
Net realized and unrealized gain (loss) on investments	2.00	(4.63)	(0.38)	2.25	0.41

Total from investment operations	2.11	(4.46)	(0.20)	2.39	0.51

Less Distributions
Distributions from net investment income	(0.16)	(0.12)	(0.11)	(0.09)	(0.08)
Distributions from net realized capital gains	(0.26)	(0.61)	(1.20)	(0.59)	(0.52)

Total distributions	(0.42)	(0.73)	(1.31)	(0.68)	(0.60)

Net Asset Value, End of Period	$10.43	$8.74	$13.93	$15.44	$13.73

Total Return (%)	25.66	(33.57)	(1.84)	17.58	4.30
Ratio of expenses to average net assets before fee waivers (%) (b)	0.60	0.57	0.57	0.61	0.61
Ratio of expenses to average net assets net of fee waivers (%)	0.59	0.56	0.56	0.60	0.60
Ratio of net investment income to average net assets (%)	1.20	1.43	1.17	0.97	0.87
Portfolio turnover rate (%)	27	33	37	44	39
Net assets, end of period (in millions)	$139.99	$103.47	$160.85	$159.00	$108.69

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$8.85	$14.10	$15.61	$13.87	$13.95

Income (Loss) From Investment Operations
Net investment income	0.12 (a)	0.18 (a)	0.19 (a)	0.16 (a)	0.13
Net realized and unrealized gain (loss) on investments	2.03	(4.69)	(0.37)	2.28	0.40

Total from investment operations	2.15	(4.51)	(0.18)	2.44	0.53

Less Distributions
Distributions from net investment income	(0.17)	(0.13)	(0.13)	(0.11)	(0.09)
Distributions from net realized capital gains	(0.26)	(0.61)	(1.20)	(0.59)	(0.52)

Total distributions	(0.43)	(0.74)	(1.33)	(0.70)	(0.61)

Net Asset Value, End of Period	$10.57	$8.85	$14.10	$15.61	$13.87

Total Return (%)	25.86	(33.52)	(1.73)	17.72	4.42
Ratio of expenses to average net assets before fee waivers (%) (b)	0.50	0.47	0.47	0.51	0.51
Ratio of expenses to average net assets net of fee waivers (%)	0.49	0.46	0.46	0.50	0.50
Ratio of net investment income to average net assets (%)	1.30	1.52	1.27	1.05	0.95
Portfolio turnover rate (%)	27	33	37	44	39
Net assets, end of period (in millions)	$29.94	$26.01	$46.86	$55.21	$49.49

	Class G
	Period ended December 31, 2009(c)
Net Asset Value, Beginning of Period	$7.84

Income (Loss) From Investment Operations
Net investment income	0.08	(a)
Net realized and unrealized gain on investments	2.49

Total from investment operations	2.57

Net Asset Value, End of Period	$10.41

Total Return (%)	32.78	(d)
Ratio of expenses to average net assets before fee waivers (%) (b)	0.65	(e)
Ratio of expenses to average net assets net of fee waivers (%)	0.64	(e)
Ratio of net investment income to average net assets (%)	1.24	(e)
Portfolio turnover rate (%)	27
Net assets, end of period (in millions)	$9.30

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Commencement of operations was April 28, 2009.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class G. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class G shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2009 were $1,183,159.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors Company, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2009 were $108,851.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. An identical expense agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and G shares. Under the Distribution and Service Plan, the Class B, E and G shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and G shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.30% per year for Class G shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$125,088,000	$0	$206,780,888

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit- risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. During the year ended December 31, 2009, the Portfolio entered into equity index futures contracts which were subject to equity price risk. The Portfolio’s average futures contract amount outstanding, based on activity level at each quarter-end period, for the year ended December 31, 2009 was $7,726,354. At December 31, 2009, the unrealized appreciation on open equity index futures contracts was $252,404. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $3,066,903 which is shown under Net realized gain (loss) on futures contracts in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $1,245,226 which is shown under Net change in unrealized appreciation (depreciation) on futures contracts in the Statement of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$10,989,235	$14,883,578	$15,216,873	$28,011,559	$—	$—	$26,206,108	$42,895,137

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$5,784,745	$—	$(43,320,435)	$(90,933,963)	$(128,469,653)

As of December 31, 2009, the Portfolio had $90,933,963 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(7,516,713)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-32

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Russell 2000 Index Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Russell 2000 Index Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-33

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-34

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-35

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-36

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-37

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-38

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-39

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(see details on inside cover)

Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 43.44%, 43.03%, and 43.17%, respectively, compared to its new benchmark, the Russell 1000 Growth Index1, which returned 37.21%. This index was changed because the portfolio manager feels it better reflects the wide assortment of stocks in which the Portfolio may invest. The old benchmark, the S&P 500 Index2, returned 26.46%.

MARKET ENVIRONMENT/CONDITIONS

The S&P 500 Index posted impressive double-digit returns over the 12 months, and the more cyclical sectors rebounded sharply after lagging the traditionally defensive sectors in late 2008 and early 2009. All sectors delivered positive returns. Information technology was the clear leader in the index. The materials and consumer discretionary sectors were also top performers. Telecommunications services was the worst performer, and utilities and energy also lagged. In the large-cap stock universe, growth significantly outperformed value, as measured by the Russell market indices. Large-cap growth stocks outperformed small-cap growth.

Our investment approach remains unchanged. Using independent research and focusing on fundamentals, we build the Portfolio from the bottom up. Nevertheless, we do tend to favor certain sectors, such as information technology and health care. We believe that information technology is poised for superior long-term growth compared to other sectors. Secular trends such as the spread of wireless Internet access and the popularity of smart phones will make mobile computing an important driver of growth here. Our holdings within the sector are concentrated in Internet software and services, computers and peripherals, and IT services.

Health care is also a substantial portion of the Portfolio, with a focus on health care providers and biotechnology. While outlook for the sector is currently unclear, we believe that select companies will do well regardless of the outcome of health care reform. We seek out companies that offer unique therapeutic benefits, cater to an aging population, or offer solutions for cutting health care costs.

By contrast, we continue to be underweight in energy, holding our position steady even while the sector’s share of the benchmark has declined. Within the sector, our focus is on energy equipment and services.

PORTFOLIO REVIEW/CURRENT POSITIONING

Information technology was the primary contributor to relative outperformance, due to a significant overweight versus the index as well as stock selection. This sector was by far the leading performer in the index for the year. Stock selection in computers and peripherals led sector performance. Apple, the Portfolio’s top absolute contributor, continued to post impressive revenues and margins. Mac computers and iPhones posted record quarterly sales. Portfolio results were aided by stock selection and an overweight position in the Internet software and services industry. Shares of Tencent Holdings, operator of China’s largest online messaging community, continued to rise on impressive revenue growth driven by a successful gaming business. Google benefited from an improving global advertising market, reporting a strong fourth quarter of growth in revenues and profits. The company’s Internet search business will likely benefit from an early cycle recovery. Marvell Technology Group, maker of semiconductor chips for computers and mobile phones, posted stronger results on higher revenue growth and tighter cost controls, while raising guidance on increasing growth of wireless and mobile end markets.

The health care sector also benefited from stock selection. Specifically, the health care providers and services industry drove sector performance, boosted by stock selection and an overweight position. Pharmacy benefit managers, such as Medco and Express Scripts, were bolstered by companies seeking to reduce health care costs. Intuitive Surgical, maker of robotic surgical systems, consistently beat market expectations in a challenging environment. A new system launch and a well-executed commercial strategy powered the company’s outstanding performance.

Energy sector performance was driven by Portfolio stock selection in this weaker sector of the index. Petroleo Brasileiro, a Brazilian state-controlled oil company, continued to benefit from large proven oil reserves. The firm expanded production in recent months as oil prices increased and stabilized. Performance also benefited from limited exposure to large diversified oil companies, which underperformed companies more leveraged to an economic recovery.

The only sector to detract on an overall basis from relative performance was materials, where both stock selection and an underweight hurt. Overweights to telecommunication services and health care and stock choices in consumer staples also dragged on relative results. On the level of individual stocks, many of the Portfolio’s top ten relative

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

detractors were benchmark holdings to which we lacked exposure across a variety of industries. Lagging positions included health care stock Gilead Sciences, energy firm Exxon Mobil, and telecommunications holdings Metro PCS Communications and Leap Wireless International.

P. Robert Bartolo, CFA, CPA

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX & THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[3]
T. Rowe Price Large Cap Growth Portfolio
Class A	43.44	1.93	0.86	—
Class B	43.03	1.68	—	6.04
Class E	43.17	1.77	—	1.46
Russell 1000 Growth Index[1]	37.21	1.63	–3.99	—
S&P 500 Index[2]	26.46	0.42	–0.95	—

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3 Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Apple, Inc.	6.4
Google, Inc. (Class A)	5.8
Medco Health Solutions, Inc.	3.5
Amazon.com, Inc.	3.3
Visa, Inc.	3.0
Danaher Corp.	3.0
Crown Castle International Corp.	2.3
Express Scripts, Inc.	2.0
QUALCOMM, Inc.	2.0
Microsoft Corp.	2.0

Top Sectors

% of Net Assets
Information Technology	33.9
Financials	13.7
Consumer Discretionary	13.2
Health Care	13.0
Industrials	8.7
Energy	6.4
Telecommunication Services	4.4
Consumer Staples	3.1
Materials	2.9
Cash & Equivalents	0.7

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.65%	$1,000.00	$1,243.00	$3.67
	Hypothetical	0.65%	$1,000.00	$1,021.89	$3.31

Class B(a)	Actual	0.90%	$1,000.00	$1,241.80	$5.09
	Hypothetical	0.90%	$1,000.00	$1,020.62	$4.58

Class E(a)	Actual	0.80%	$1,000.00	$1,241.50	$4.52
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.0% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Precision Castparts Corp.	78,100	$8,618,335

Air Freight & Logistics—1.3%
Expeditors International of Washington, Inc.	153,000	5,313,690
FedEx Corp.	60,700	5,065,415

		10,379,105

Beverages—1.1%
PepsiCo, Inc.	149,000	9,059,200

Biotechnology—2.5%
Celgene Corp. (a)	72,300	4,025,664
Gilead Sciences, Inc. (a)	313,800	13,581,264
Vertex Pharmaceuticals, Inc. (a) (b)	67,700	2,900,945

		20,507,873

Capital Markets—6.3%
BlackRock, Inc.	11,700	2,716,740
Franklin Resources, Inc.	65,400	6,889,890
Invesco, Ltd.	339,500	7,974,855
Morgan Stanley	237,900	7,041,840
Northern Trust Corp.	79,400	4,160,560
State Street Corp.	49,600	2,159,584
TD Ameritrade Holding Corp. (a)	234,000	4,534,920
The Charles Schwab Corp.	379,200	7,136,544
The Goldman Sachs Group, Inc.	49,800	8,408,232

		51,023,165

Chemicals—1.8%
Monsanto Co.	55,000	4,496,250
Praxair, Inc.	124,000	9,958,440

		14,454,690

Commercial Banks—2.2%
PNC Financial Services Group, Inc.	76,000	4,012,040
U.S. Bancorp	347,300	7,817,723
Wells Fargo & Co.	224,600	6,061,954

		17,891,717

Commercial Services & Supplies—0.4%
Republic Services, Inc.	125,900	3,564,229

Communications Equipment—4.2%
Cisco Systems, Inc. (a)	434,100	10,392,354
Juniper Networks, Inc. (a)	300,500	8,014,335
QUALCOMM, Inc.	347,400	16,070,724

		34,477,413

Computers & Peripherals—7.8%
Apple, Inc. (a)	246,300	51,934,818
Hewlett-Packard Co.	61,900	3,188,469
International Business Machines Corp.	45,500	5,955,950
Toshiba Corp. (JPY)	452,000	2,493,969

		63,573,206

Security Description	Shares	Value*

Consumer Finance—0.9%
American Express Co.	182,700	$7,403,004

Diversified Financial Services—3.4%
Bank of America Corp.	120,900	1,820,754
CME Group, Inc.	12,300	4,132,185
IntercontinentalExchange, Inc. (a)	53,400	5,996,820
JPMorgan Chase & Co.	381,800	15,909,606

		27,859,365

Electrical Equipment—0.4%
Rockwell Automation, Inc. (b)	62,700	2,945,646

Electronic Equipment, Instruments & Components—0.8%
Dolby Laboratories, Inc. (Class A) (a) (b)	139,900	6,677,427

Energy Equipment & Services—2.5%
Cameron International Corp. (a)	133,500	5,580,300
Schlumberger, Ltd.	208,500	13,571,265
Smith International, Inc.	30,700	834,119

		19,985,684

Food & Staples Retailing—0.8%
Costco Wholesale Corp.	107,800	6,378,526

Food Products—0.4%
Nestle S.A. (CHF)	68,560	3,327,138

Health Care Equipment & Supplies—1.7%
Covidien plc	9,950	476,505
Intuitive Surgical, Inc. (a)	26,630	8,077,412
Stryker Corp.	98,600	4,966,482

		13,520,399

Health Care Providers & Services—6.7%
Express Scripts, Inc. (a)	187,700	16,226,665
McKesson Corp.	115,700	7,231,250
Medco Health Solutions, Inc. (a)	450,900	28,817,019
WellPoint, Inc. (a)	41,600	2,424,864

		54,699,798

Hotels, Restaurants & Leisure—2.9%
Carnival Corp. (a)	55,000	1,742,950
Marriott International, Inc. (b)	255,160	6,953,110
MGM Mirage (a) (b)	64,500	588,240
Starbucks Corp. (a)	377,600	8,707,456
Wynn Macau, Ltd. (HKD) (a)	750,000	914,973
Yum! Brands, Inc.	125,400	4,385,238

		23,291,967

Household Products—0.8%
Procter & Gamble Co.	111,105	6,736,296

*See accompanying notes to financial statements.

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Industrial Conglomerates—1.1%
3M Co.	72,400	$5,985,308
McDermott International, Inc. (a)	130,900	3,142,909

		9,128,217

Insurance—0.5%
SunLife Financial, Inc. (CAD)	145,700	4,211,586

Internet & Catalog Retail—4.4%
Amazon.com, Inc. (a)	198,000	26,634,960
Expedia, Inc. (a)	217,445	5,590,511
priceline.com, Inc. (a) (b)	17,300	3,780,050

		36,005,521

Internet Software & Services—7.8%
Baidu, Inc. (ADR) (a)	14,700	6,045,081
Google, Inc. (Class A) (a)	76,600	47,490,468
Tencent Holdings, Ltd. (HKD)	455,400	9,814,336

		63,349,885

IT Services—7.1%
Accenture plc	199,400	8,275,100
Automatic Data Processing, Inc.	120,800	5,172,656
Cia Brasileira de Meios de Pagamento S.A. (BRL) (a)	246,400	2,144,448
MasterCard, Inc. (b)	41,200	10,546,376
The Western Union Co.	376,700	7,100,795
Visa, Inc.	282,500	24,707,450

		57,946,825

Life Sciences Tools & Services—0.2%
Illumina, Inc. (a) (b)	42,500	1,302,625

Machinery—4.0%
Danaher Corp. (b)	325,400	24,470,080
Deere & Co.	57,600	3,115,584
PACCAR, Inc. (b)	128,500	4,660,695

		32,246,359

Media—1.6%
The McGraw-Hill Cos., Inc.	201,000	6,735,510
The Walt Disney Co.	206,400	6,656,400

		13,391,910

Metals & Mining—1.1%
Agnico-Eagle Mines, Ltd. (b)	37,000	1,998,000
BHP Billiton, Ltd. (AUD)	176,700	6,762,367

		8,760,367

Multiline Retail—0.5%
Kohl’s Corp. (a)	82,800	4,465,404

Oil, Gas & Consumable Fuels—4.0%
EOG Resources, Inc.	66,700	6,489,910
Exxon Mobil Corp.	39,816	2,715,053
Murphy Oil Corp.	73,100	3,962,020

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Petroleo Brasileiro S.A. (ADR)	257,900	$10,932,381
Suncor Energy, Inc.	228,800	8,078,928

		32,178,292

Pharmaceuticals—1.9%
Allergan, Inc.	167,200	10,535,272
Teva Pharmaceutical Industries, Ltd. (ADR)	94,600	5,314,628

		15,849,900

Road & Rail—0.2%
Union Pacific Corp.	25,700	1,642,230

Semiconductors & Semiconductor Equipment—2.5%
Broadcom Corp. (a)	133,400	4,195,430
Intel Corp.	209,100	4,265,640
Marvell Technology Group, Ltd. (a)	452,200	9,383,150
Samsung Electronics Co., Ltd. (KRW)	3,072	2,098,124

		19,942,344

Software—3.7%
Autodesk, Inc. (a)	150,000	3,811,500
McAfee, Inc. (a)	147,500	5,984,075
Microsoft Corp.	524,400	15,988,956
Salesforce.com, Inc. (a) (b)	61,300	4,522,101

		30,306,632

Specialty Retail—3.0%
AutoZone, Inc. (a)	63,100	9,974,217
Carmax, Inc. (a) (b)	179,700	4,357,725
Lowe’s Cos., Inc.	319,000	7,461,410
O’Reilly Automotive, Inc. (a) (b)	72,400	2,759,888

		24,553,240

Textiles, Apparel & Luxury Goods—0.7%
Nike, Inc. (b)	89,500	5,913,265

Trading Companies & Distributors—0.3%
Fastenal Co. (b)	64,400	2,681,616

Wireless Telecommunication Services—4.4%
American Tower Corp. (Class A) (a)	315,000	13,611,150
Crown Castle International Corp. (a)	488,178	19,058,469
Leap Wireless International, Inc. (a) (b)	75,700	1,328,535
MetroPCS Communications, Inc. (a) (b)	188,700	1,439,781

		35,437,935

Total Common Stock (Identified Cost $670,445,320)		805,688,336

Preferred Stock—0.4%

Diversified Financial Services—0.4%
Bank of America Corp.	211,200	3,151,104

Total Preferred Stock (Identified Cost $3,168,000)		3,151,104

*See accompanying notes to financial statements.

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Short Term Investments—5.4%

Security Description	Shares	Value*

Mutual Funds—5.4%
State Street Navigator Securities Lending Prime Portfolio (c)	38,384,461	$38,384,461
T. Rowe Price Reserve Investment Fund (d)	5,731,571	5,731,571

Total Short Term Investments (Identified Cost $44,116,032)		44,116,032

Total Investments—104.8% (Identified Cost $717,729,352) (e)		852,955,472
Liabilities in excess of other assets		(38,737,900)

Net Assets—100.0%		$814,217,572

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $37,572,692 and the collateral received consisted of cash in the amount of $38,384,461 and non-cash collateral with a value of $353,933. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $727,514,989 and the composition of unrealized appreciation and depreciation of investment securities was $135,244,702 and $(9,804,219), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won

Affiliated Issuer

Security Description	Number of shares held at 12/31/2008	Shares purchased since 12/31/2008	Shares sold since 12/31/2008	Number of shares held at 12/31/2009	Realized gain/loss on shares sold	Income for year ended 12/31/2009
T. Rowe Price Reserve Investment Fund	15,889,577	115,956,274	126,114,280	5,731,571	$0	$30,111

*See accompanying notes to financial statements.

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Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Aerospace & Defense	$8,618,335	$—	$—	$8,618,335
Air Freight & Logistics	10,379,105	—	—	10,379,105
Beverages	9,059,200	—	—	9,059,200
Biotechnology	20,507,873	—	—	20,507,873
Capital Markets	51,023,165	—	—	51,023,165
Chemicals	14,454,690	—	—	14,454,690
Commercial Banks	17,891,717	—	—	17,891,717
Commercial Services & Supplies	3,564,229	—	—	3,564,229
Communications Equipment	34,477,413	—	—	34,477,413
Computers & Peripherals	61,079,237	2,493,969	—	63,573,206
Consumer Finance	7,403,004	—	—	7,403,004
Diversified Financial Services	27,859,365	—	—	27,859,365
Electrical Equipment	2,945,646	—	—	2,945,646
Electronic Equipment, Instruments & Components	6,677,427	—	—	6,677,427
Energy Equipment & Services	19,985,684	—	—	19,985,684
Food & Staples Retailing	6,378,526	—	—	6,378,526
Food Products	—	3,327,138	—	3,327,138
Health Care Equipment & Supplies	13,520,399	—	—	13,520,399
Health Care Providers & Services	54,699,798	—	—	54,699,798
Hotels, Restaurants & Leisure	22,376,994	914,973	—	23,291,967
Household Products	6,736,296	—	—	6,736,296
Industrial Conglomerates	9,128,217	—	—	9,128,217
Insurance	—	4,211,586	—	4,211,586
Internet & Catalog Retail	36,005,521	—	—	36,005,521
Internet Software & Services	53,535,549	9,814,336	—	63,349,885
IT Services	55,802,377	2,144,448	—	57,946,825
Life Sciences Tools & Services	1,302,625	—	—	1,302,625
Machinery	32,246,359	—	—	32,246,359
Media	13,391,910	—	—	13,391,910
Metals & Mining	1,998,000	6,762,367	—	8,760,367
Multiline Retail	4,465,404	—	—	4,465,404
Oil, Gas & Consumable Fuels	32,178,292	—	—	32,178,292
Pharmaceuticals	15,849,900	—	—	15,849,900
Road & Rail	1,642,230	—	—	1,642,230
Semiconductors & Semiconductor Equipment	17,844,220	2,098,124	—	19,942,344
Software	30,306,632	—	—	30,306,632
Specialty Retail	24,553,240	—	—	24,553,240
Textiles, Apparel & Luxury Goods	5,913,265	—	—	5,913,265
Trading Companies & Distributors	2,681,616	—	—	2,681,616
Wireless Telecommunication Services	35,437,935	—	—	35,437,935
Total Common Stock	773,921,395	31,766,941	—	805,688,336
Total Preferred Stock	3,151,104	—	—	3,151,104
Total Short Term Investments	44,116,032	—	—	44,116,032
Total Investments	$821,188,531	$31,766,941	$—	$852,955,472

MSF-9

See accompanying notes to financial statements.

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$852,955,472
Cash denominated in foreign currencies (c)		19,080
Receivable for:
Securities sold		2,260
Fund shares sold		197,497
Accrued interest and dividends		478,801
Foreign taxes		70,348

Total Assets		853,723,458
Liabilities
Payable for:
Securities purchased	$171,551
Fund shares redeemed	404,591
Collateral for securities loaned	38,384,461
Due to custodian bank	15,463
Accrued expenses:
Management fees	396,995
Distribution and service fees	49,537
Deferred directors’ fees	4,075
Other expenses	79,213

Total Liabilities		39,505,886

Net Assets		$814,217,572

Net assets consists of:
Paid in surplus		$838,622,393
Undistributed net investment income		1,672,707
Accumulated net realized losses		(161,308,208)
Unrealized appreciation on investments and foreign currency transactions		135,230,680

Net Assets		$814,217,572

Net Assets
Class A		$570,423,618
Class B		223,446,220
Class E		20,347,734
Capital Shares (Authorized) Outstanding
Class A (60,000,000)		44,250,841
Class B (40,000,000)		17,402,578
Class E (5,000,000)		1,583,092
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.89
Class B		12.84
Class E		12.85

(a)	Identified cost of investments was $717,729,352.
(b)	Includes securities loaned at value of $37,572,692.
(c)	Identified cost of cash denominated in foreign currencies was $18,911.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$6,314,346
Interest (b)		236,115

		6,550,461
Expenses
Management fees	$3,932,318
Distribution and service fees—Class B	468,907
Distribution and service fees—Class E	25,923
Directors’ fees and expenses	33,897
Custodian and accounting	121,525
Audit and tax services	35,651
Legal	15,136
Shareholder reporting	194,427
Insurance	9,594
Miscellaneous	14,579

Total expenses	4,851,957
Less broker commission recapture	(13,534)
Management fee waivers	(104,787)	4,733,636

Net Investment Income		1,816,825

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(69,849,574)
Foreign currency transactions	(2,378)	(69,851,952)

Net change in unrealized appreciation (depreciation) on:
Investments	308,722,105
Foreign currency transactions	(8,855)	308,713,250

Net realized and unrealized gain		238,861,298

Net Increase in Net Assets From Operations		$240,678,123

(a)	Net of foreign taxes of $107,459.
(b)	Includes net income on securities loaned of $206,032.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,816,825	$3,751,264
Net realized loss	(69,851,952)	(86,938,721)
Net change in unrealized appreciation (depreciation)	308,713,250	(277,652,375)

Increase (decrease) in net assets from operations	240,678,123	(360,839,832)

From Distributions to Shareholders
Net investment income
Class A	(2,642,326)	(2,889,397)
Class B	(618,260)	(698,154)
Class E	(76,727)	(102,304)

	(3,337,313)	(3,689,855)

Net realized gain
Class A	0	(27,629,858)
Class B	0	(13,352,198)
Class E	0	(1,397,544)

	0	(42,379,600)

Total distributions	(3,337,313)	(46,069,455)

Increase in net assets from capital share transactions	49,943,177	57,214,320

Total increase (decrease) in net assets	287,283,987	(349,694,967)

Net Assets
Beginning of the period	526,933,585	876,628,552

End of the period	$814,217,572	$526,933,585

Undistributed Net Investment Income
End of the period	$1,672,707	$3,209,107

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	9,292,844	$95,180,289	10,609,211	$132,411,115
Reinvestments	278,726	2,642,326	2,104,776	30,519,255
Redemptions	(3,914,028)	(40,143,235)	(7,651,482)	(106,168,770)

Net increase	5,657,542	$57,679,380	5,062,505	$56,761,600

Class B
Sales	2,442,917	$25,197,384	3,550,685	$45,815,236
Reinvestments	65,355	618,260	972,343	14,050,352
Redemptions	(3,079,022)	(32,104,114)	(4,357,772)	(56,349,953)

Net increase (decrease)	(570,750)	$(6,288,470)	165,256	$3,515,635

Class E
Sales	281,135	$3,118,930	457,373	$5,923,875
Reinvestments	8,111	76,727	103,724	1,499,848
Redemptions	(436,950)	(4,643,390)	(788,254)	(10,486,638)

Net decrease	(147,704)	$(1,447,733)	(227,157)	$(3,062,915)

Increase derived from capital share transactions		$49,943,177		$57,214,320

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.05	$16.48	$15.27	$13.53	$12.77

Income (Loss) From Investment Operations
Net investment income	0.04 (a)	0.08 (a)	0.10 (a)	0.09 (a)	0.05
Net realized and unrealized gain (loss) on investments	3.87	(6.66)	1.32	1.70	0.78

Total from investment operations	3.91	(6.58)	1.42	1.79	0.83

Less Distributions
Distributions from net investment income	(0.07)	(0.08)	(0.07)	(0.05)	(0.07)
Distributions from net realized capital gains	0.00	(0.77)	(0.14)	0.00	0.00

Total distributions	(0.07)	(0.85)	(0.21)	(0.05)	(0.07)

Net Asset Value, End of Period	$12.89	$9.05	$16.48	$15.27	$13.53

Total Return (%)	43.44	(41.88)	9.39	13.24	6.59
Ratio of expenses to average net assets before all reductions (%)	0.67	0.67	0.67	0.70	0.71
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.65	0.65	0.66	0.68	0.71
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.65	0.64	0.65	0.68	0.70
Ratio of net investment income to average net assets (%)	0.35	0.61	0.64	0.65	0.44
Portfolio turnover rate (%)	55	59	61	55	35
Net assets, end of period (in millions)	$570.42	$349.39	$552.46	$354.80	$235.51

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.01	$16.40	$15.19	$13.47	$12.72

Income (Loss) From Investment Operations
Net investment income	0.01 (a)	0.05 (a)	0.06 (a)	0.05 (a)	0.01
Net realized and unrealized gain (loss) on investments	3.86	(6.63)	1.32	1.68	0.79

Total from investment operations	3.87	(6.58)	1.38	1.73	0.80

Less Distributions
Distributions from net investment income	(0.04)	(0.04)	(0.03)	(0.01)	(0.05)
Distributions from net realized capital gains	0.00	(0.77)	(0.14)	0.00	0.00

Total distributions	(0.04)	(0.81)	(0.17)	(0.01)	(0.05)

Net Asset Value, End of Period	$12.84	$9.01	$16.40	$15.19	$13.47

Total Return (%)	43.03	(42.00)	9.15	12.88	6.33
Ratio of expenses to average net assets before all reductions (%)	0.92	0.92	0.92	0.95	0.96
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.90	0.90	0.91	0.93	0.96
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.90	0.89	0.90	0.93	0.95
Ratio of net investment income to average net assets (%)	0.11	0.35	0.39	0.34	0.20
Portfolio turnover rate (%)	55	59	61	55	35
Net assets, end of period (in millions)	$223.45	$161.93	$292.02	$298.58	$106.18

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.02	$16.42	$15.21	$13.49	$12.73

Income (Loss) From Investment Operations
Net investment income	0.02 (a)	0.06 (a)	0.08 (a)	0.07 (a)	0.04
Net realized and unrealized gain (loss) on investments	3.86	(6.63)	1.32	1.68	0.77

Total from investment operations	3.88	(6.57)	1.40	1.75	0.81

Less Distributions
Distributions from net investment income	(0.05)	(0.06)	(0.05)	(0.03)	(0.05)
Distributions from net realized capital gains	0.00	(0.77)	(0.14)	0.00	0.00

Total distributions	(0.05)	(0.83)	(0.19)	(0.03)	(0.05)

Net Asset Value, End of Period	$12.85	$9.02	$16.42	$15.21	$13.49

Total Return (%)	43.17	(41.95)	9.26	12.98	6.44
Ratio of expenses to average net assets before all reductions (%)	0.82	0.82	0.82	0.85	0.86
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.80	0.80	0.81	0.83	0.86
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.80	0.79	0.80	0.83	0.85
Ratio of net investment income to average net assets (%)	0.21	0.45	0.50	0.51	0.29
Portfolio turnover rate (%)	55	59	61	55	35
Net assets, end of period (in millions)	$20.35	$15.61	$32.15	$30.33	$28.97

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,932,318	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. An identical agreement was in place for the period May 1, 2008 through April 30, 2009. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$414,238,922	$0	$352,859,501

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$3,337,313	$12,048,296	$—	$34,021,159	$—	$—	$3,337,313	$46,069,455

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$1,676,783	$—	$125,445,043	$(147,024,041)	$(19,902,215)

As of December 31, 2009, the Portfolio had $40,338,334 in capital loss carryforwards expiring on December 31, 2016 and $106,685,707 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(4,498,531)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the T. Rowe Price Small Cap Growth Portfolio returned 38.97%, 38.63%, and 38.78%, respectively, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, which returned 41.38%.

MARKET ENVIRONMENT/CONDITIONS

After a dismal start, U.S. stocks produced strong gains in 2009. Intervention by the federal government provided liquidity to the credit markets, stabilized the banking sector, and stimulated the economy. From early March through the end of the year, share prices soared as credit market conditions improved, corporate earnings were generally better than expected, and the economy showed signs of stabilizing. In that environment, mid-cap shares performed much better than their smaller and larger peers. As measured by various Russell indexes, growth stocks significantly outperformed value across all market capitalizations. Within the MSCI U.S. Small Cap Growth Index, economically sensitive energy, information technology, and consumer discretionary shares were the three best-performing sectors for the year, all up more than 60%. Industrials was the poorest-performing sector, but still managed a return of 14%.

Broadly speaking, our investment strategy remains unchanged. Much of what we say here could have been said in any year, although our attention to cash levels and our individual stock choices were responses specifically to this year’s difficult economic conditions.

We manage the Portfolio on a sector-neutral basis relative to the benchmark, as we aim to provide superior returns through stock selection. We did not make any change in this stance and in fact moved even closer to the benchmark’s sector allocation. There were large differences in returns, both among sectors and over time, as the sectors that performed well during the first quarter did not perform well over the rest of the year. While it is possible that moving away from the benchmark’s sector allocation could have enhanced returns, there is also the chance that it could have hurt.

The correlation among stocks worldwide spiked in late 2008 and 2009. In addition, there was a large increase in volatility in 2008, which declined substantially by the end of 2009. As a result of high levels of correlation, active stock selection is not as effective. In addition, high volatility also introduces greater tracking error. This also makes our risk models less reliable, as most risk models tend to underestimate tracking error in case there is a large spike in volatility over a short period. In order to attempt to mitigate these factors, we diversified by increasing the number of positions in the Portfolio.

We have a high quality bias in the Portfolio, which had a negative effect on performance during a period when lower-quality securities outperformed, in large part due to the intervention by the Federal Reserve and Treasury in various industries and in the markets. Actions such as the help provided homebuilders and auto companies and the restrictions on short selling all provided a boost to stocks whose poor underlying fundamentals caused them to be ranked poorly in our stock selection models. Without departing from our investment philosophy, we attempted to mitigate the negative effects of these actions on relative performance.

Very few of our positions represent 1% or more of the fund’s net assets at any given time. This level of diversification reduced single stock risk and allowed us to spread our bets over many positions.

Cash reserves are a drag on performance in a rising market, so we tried to keep our cash position low.

Overall, however, our selection criteria remain as they have always been:

•	We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow.
•	We seek companies with strong earnings and sustainable growth characteristics.
•

We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We prefer companies with reasonable valuations relative to their earnings and sales growth rates.

PORTFOLIO REVIEW/CURRENT POSITIONING

Stock choices in the information technology sector detracted most from performance compared with the benchmark, led by holdings in the IT services industry. A key detractor in this space was NCI, which provides IT services to various government agencies. The relatively stable nature of its business meant it did not participate fully in the tremendous market rally since March. Similarly, thermal imaging company FLIR Systems (no longer held in the Portfolio), whose products have military applications, reduced guidance amid concern it will lose a large government contract.

Stock selection in the consumer discretionary sector also hurt relative results. One source of underperformance in the sector was the diversified consumer services industry, home to for-profit education firm DeVry, which lagged late in the year. Sirius XM Radio was another detractor, as it hurt to be underrepresented in these shares for much of the year. We initiated a position in the stock, but not before it detracted from relative results. In addition, Burger King Holdings reported disappointing profits and lowered guidance going forward.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

On a positive note, a bright spot for the Portfolio was stock selection in the industrial sector. Mining equipment maker Bucyrus International saw demand for its products improve along with the economy, and it recently announced a deal with a competitor that is expected to improve the company’s competitiveness. Another notable contributor was II-VI, which made a number of operational moves that bolstered results during the year and that hint at future global expansion for its business. It was also beneficial to avoid some of the poor-performing sector constituents, such as small-cap airlines and alternative energy firm Energy Conversion Devices.

Sudhir Nanda Ph.D., CFA

Portfolio Manager

T. Rowe Price Associates, Inc

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Small Cap Growth Portfolio
Class A	38.97	2.36	0.64	—
Class B	38.63	2.10	—	7.58
Class E	38.78	2.20	—	2.42
MSCI U.S. Small Cap Growth Index[1]	41.38	2.24	1.63	—

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Human Genome Sciences, Inc.	1.0
F5 Networks, Inc.	1.0
Informatica Corp.	1.0
priceline.com, Inc.	0.8
Rovi Corp.	0.8
Global Payments, Inc.	0.8
WMS Industries, Inc.	0.8
Core Laboratories NV	0.8
FactSet Research Systems, Inc.	0.7
Waste Connections, Inc.	0.7

Top Sectors

% of Net Assets
Information Technology	26.2
Health Care	19.0
Consumer Discretionary	16.9
Industrials	16.1
Energy	7.3
Financials	7.2
Materials	3.1
Consumer Staples	2.3
Telecommunication Services	1.3
Cash & Equivalents	0.6

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.61%	$1,000.00	$1,257.80	$3.47
	Hypothetical	0.61%	$1,000.00	$1,022.10	$3.11

Class B(a)	Actual	0.86%	$1,000.00	$1,255.30	$4.89
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

Class E(a)	Actual	0.76%	$1,000.00	$1,256.30	$4.32
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—99.5% of Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
DynCorp International, Inc. (a)	44,900	$644,315
Esterline Technologies Corp. (a)	30,200	1,231,254
GenCorp, Inc. (a)	130,100	910,700
Heico Corp. (Class A)	15,900	571,764
TransDigm Group, Inc. (a)	45,400	2,156,046
Triumph Group, Inc. (b)	15,100	728,575

		6,242,654

Air Freight & Logistics—0.9%
HUB Group, Inc. (Class A) (a)	69,700	1,870,051
UTi Worldwide, Inc.	139,900	2,003,368

		3,873,419

Airlines—0.4%
Allegiant Travel Co. (a) (b)	28,600	1,349,062
Skywest, Inc.	16,700	282,564

		1,631,626

Auto Components—0.8%
Gentex Corp.	46,200	824,670
Tenneco, Inc. (a)	50,800	900,684
TRW Automotive Holdings Corp. (a) (b)	70,500	1,683,540

		3,408,894

Beverages—0.4%
The Boston Beer Co., Inc. (a)	31,687	1,476,614

Biotechnology—6.2%
Acorda Therapeutics, Inc. (a)	21,800	549,796
Affymax, Inc. (a) (b)	9,800	242,452
Alexion Pharmaceuticals, Inc. (a)	57,500	2,807,150
Alkermes, Inc. (a)	66,700	627,647
Allos Therapeutics, Inc. (a) (b)	26,800	176,076
Alnylam Pharmaceuticals, Inc. (a) (b)	26,000	458,120
AMAG Pharmaceuticals, Inc. (a)	7,500	285,225
Amicus Therapeutics, Inc. (a)	6,500	25,805
Array Biopharma, Inc. (a)	33,400	93,854
BioMarin Pharmaceutical, Inc. (a) (b)	83,200	1,564,992
Cepheid, Inc. (a) (b)	44,300	552,864
Cubist Pharmaceuticals, Inc. (a)	41,400	785,358
Human Genome Sciences, Inc. (a)	136,100	4,164,661
Idenix Pharmaceuticals, Inc. (a)	26,100	56,115
Incyte Corp., Ltd. (a) (b)	268,400	2,445,124
Isis Pharmaceuticals, Inc. (a) (b)	20,100	223,110
Lexicon Pharmaceuticals, Inc. (a) (b)	75,400	128,180
Martek Biosciences Corp. (a)	17,200	325,768
Momenta Pharmaceuticals, Inc. (a)	28,100	354,341
Myriad Genetics, Inc. (a)	45,800	1,195,380
Myriad Pharmaceuticals, Inc. (a) (b)	10,625	53,444
Onyx Pharmaceuticals, Inc. (a)	47,000	1,378,980
OSI Pharmaceuticals, Inc. (a) (b)	46,400	1,439,792
PDL BioPharma, Inc. (a) (b)	68,200	467,852
Pharmasset, Inc. (a)	28,600	592,020
Regeneron Pharmaceuticals, Inc. (a) (b)	75,300	1,820,754
Rigel Pharmaceuticals, Inc. (a) (b)	8,400	79,884

Security Description	Shares	Value*

Biotechnology—(Continued)
Seattle Genetics, Inc. (a)	66,400	$674,624
Senomyx, Inc. (a) (b)	67,300	253,721
Theravance, Inc. (a) (b)	29,000	379,030
United Therapeutics Corp. (a) (b)	34,600	1,821,690
Zymogenetics, Inc. (a)	36,900	235,791

		26,259,600

Building Products—0.0%
Builders FirstSource, Inc. (a) (b)	42,100	162,085

Capital Markets—2.1%
Affiliated Managers Group, Inc. (a) (b)	40,549	2,730,975
Cohen & Steers, Inc. (b)	12,200	278,648
E*TRADE Financial Corp. (a)	289,300	506,275
Greenhill & Co., Inc.	16,800	1,348,032
Knight Capital Group, Inc. (a)	63,800	982,520
optionsXpress Holdings, Inc.	24,800	383,160
Penson Worldwide, Inc. (a) (b)	21,200	192,072
RiskMetrics Group, Inc. (a) (b)	60,300	959,373
Stifel Financial Corp. (a) (b)	20,900	1,238,116

		8,619,171

Chemicals—1.9%
Airgas, Inc.	27,600	1,313,760
Intrepid Potash, Inc. (a) (b)	40,500	1,181,385
Koppers Holdings, Inc. (b)	41,000	1,248,040
Nalco Holding Co.	54,300	1,385,193
The Scotts Miracle-Gro Co.	18,400	723,304
W.R. Grace & Co. (a)	80,500	2,040,675

		7,892,357

Commercial Banks—1.5%
Glacier Bancorp, Inc.	64,300	882,196
Pinnacle Financial Partners, Inc. (a) (b)	45,700	649,854
Signature Bank (a)	62,700	2,000,130
SVB Financial Group (a) (b)	40,000	1,667,600
Texas Capital Bancshares, Inc. (a)	71,100	992,556

		6,192,336

Commercial Services & Supplies—1.7%
American Ecology Corp.	24,700	420,888
Cenveo, Inc. (a)	128,700	1,126,125
Clean Harbors, Inc. (a)	20,100	1,198,161
Rollins, Inc.	40,700	784,696
The Brink’s Co.	32,200	783,748
Waste Connections, Inc. (a) (b)	89,200	2,973,928

		7,287,546

Communications Equipment—4.3%
Acme Packet, Inc. (a) (b)	23,100	254,100
Adtran, Inc. (b)	59,900	1,350,745
Arris Group, Inc. (a)	87,700	1,002,411
Blue Coat Systems, Inc. (a)	77,500	2,211,850
Brocade Communications Systems, Inc. (a)	184,800	1,410,024
Cogo Group, Inc. (a)	73,200	539,484

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
CommScope, Inc. (a)	75,500	$2,003,015
Comtech Telecommunications Corp. (a)	49,700	1,741,985
F5 Networks, Inc. (a)	76,900	4,074,162
Palm, Inc. (a) (b)	111,900	1,123,476
Plantronics, Inc. (b)	30,700	797,586
Polycom, Inc. (a) (b)	60,293	1,505,516

		18,014,354

Computers & Peripherals—0.2%
Synaptics, Inc. (a) (b)	27,000	827,550

Construction & Engineering—0.4%
Dycom Industries, Inc. (a)	38,900	312,367
MYR Group, Inc. (a) (b)	26,200	473,696
Quanta Services, Inc. (a)	45,324	944,552

		1,730,615

Consumer Finance—0.1%
World Acceptance Corp. (a) (b)	16,000	573,280

Containers & Packaging—0.5%
Crown Holdings, Inc. (a)	48,700	1,245,746
Greif, Inc.	18,400	993,232

		2,238,978

Distributors—0.3%
LKQ Corp. (a)	65,700	1,287,063

Diversified Consumer Services—1.7%
American Public Education, Inc. (a) (b)	21,100	724,996
Brink’s Home Security Holdings, Inc. (a)	34,900	1,139,136
Capella Education Co. (a) (b)	21,100	1,588,830
ITT Educational Services, Inc. (a) (b)	11,900	1,141,924
Matthews International Corp.	34,100	1,208,163
Steiner Leisure, Ltd. (a)	33,900	1,347,864

		7,150,913

Diversified Financial Services—0.9%
Interactive Brokers Group, Inc. (a) (b)	54,900	972,828
MSCI, Inc. (a)	90,100	2,865,180

		3,838,008

Diversified Telecommunication Services—0.4%
Premiere Global Services, Inc. (a)	72,000	594,000
tw telecom, inc. (a)	73,200	1,254,648

		1,848,648

Electrical Equipment—2.1%
Acuity Brands, Inc. (b)	60,400	2,152,656
General Cable Corp. (a) (b)	37,000	1,088,540
II-VI, Inc. (a)	55,500	1,764,900
Thomas & Betts Corp.	42,300	1,513,917
Woodward Governor Co.	85,000	2,190,450

		8,710,463

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—1.9%
Anixter International, Inc. (a)	26,000	$1,224,600
CyberOptics Corp. (a) (b)	103,937	697,417
Dolby Laboratories, Inc. (Class A) (a)	55,000	2,625,150
Itron, Inc. (a) (b)	23,200	1,567,624
Rofin-Sinar Technologies, Inc. (a)	34,400	812,184
Trimble Navigation, Ltd. (a) (b)	33,200	836,640
TTM Technologies, Inc. (a) (b)	27,800	320,534

		8,084,149

Energy Equipment & Services—3.8%
Atwood Oceanics, Inc. (a)	47,000	1,684,950
Complete Production Services, Inc. (a) (b)	97,200	1,263,600
Core Laboratories NV (b)	27,000	3,189,240
Dawson Geophysical Co. (a) (b)	14,800	342,028
Dresser-Rand Group, Inc. (a)	15,700	496,277
Gulf Island Fabrication, Inc.	33,500	704,505
ION Geophysical Corp. (a)	97,300	576,016
Oceaneering International, Inc. (a)	24,700	1,445,444
Oil States International, Inc. (a)	65,900	2,589,211
Superior Energy Services, Inc. (a)	70,000	1,700,300
Tesco Corp. (a)	53,400	689,394
Tetra Technologies, Inc. (a)	75,700	838,756
Unit Corp. (a)	10,300	437,750

		15,957,471

Food Products—0.3%
American Italian Pasta Co. (Class A) (a) (b)	34,100	1,186,339

Health Care Equipment & Supplies—3.4%
American Medical Systems Holdings, Inc. (a) (b)	70,900	1,367,661
ArthroCare Corp. (a)	31,700	751,290
Edwards Lifesciences Corp. (a) (b)	21,600	1,875,960
IDEXX Laboratories, Inc. (a) (b)	45,900	2,452,896
Immucor, Inc. (a)	51,850	1,049,444
Integra LifeSciences Holdings Corp. (a)	14,300	525,954
Masimo Corp. (a) (b)	34,100	1,037,322
Meridian Bioscience, Inc. (b)	86,300	1,859,765
Orthofix International NV (a)	24,500	758,765
Stereotaxis, Inc. (a)	32,000	125,760
STERIS Corp. (b)	42,000	1,174,740
Thoratec Corp. (a) (b)	44,900	1,208,708

		14,188,265

Health Care Providers & Services—4.9%
Alliance HealthCare Services, Inc. (a) (b)	76,100	434,531
Amedisys, Inc. (a) (b)	33,733	1,638,075
Catalyst Health Solutions, Inc. (a)	60,000	2,188,200
Centene Corp. (a)	52,100	1,102,957
Chemed Corp.	17,000	815,490
Chindex International, Inc. (a) (b)	19,700	278,361
Corvel Corp. (a)	19,300	647,322
Gentiva Health Services, Inc. (a)	60,300	1,628,703
Healthsouth Corp. (a) (b)	85,900	1,612,343
Healthspring, Inc. (a)	32,400	570,564
Healthways, Inc. (a)	30,200	553,868

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
inVentiv Health, Inc. (a)	31,200	$504,504
Mednax, Inc. (a)	20,600	1,238,266
PharMerica Corp. (a)	85,400	1,356,152
PSS World Medical, Inc. (a) (b)	51,000	1,151,070
Psychiatric Solutions, Inc. (a) (b)	36,400	769,496
Sun Healthcare Group, Inc. (a)	75,700	694,169
Tenet Healthcare Corp. (a)	377,800	2,036,342
VCA Antech, Inc. (a) (b)	53,000	1,320,760

		20,541,173

Health Care Technology—1.4%
Allscripts-Misys Heathcare Solutions, Inc. (a) (b)	56,700	1,147,041
Cerner Corp. (a)	23,600	1,945,584
Eclipsys Corp. (a)	54,000	1,000,080
MedAssets, Inc. (a)	40,000	848,400
Phase Forward, Inc. (a)	28,500	437,475
Vital Images, Inc. (a)	23,200	294,408

		5,672,988

Hotels, Restaurants & Leisure—2.8%
CEC Entertainment, Inc. (a) (b)	27,400	874,608
Chipotle Mexican Grill, Inc. (Class A) (a)	20,800	1,833,728
Choice Hotels International, Inc. (b)	18,900	598,374
P.F. Chang’s China Bistro, Inc. (a) (b)	33,000	1,251,030
Panera Bread Co. (a)	24,600	1,647,462
Red Robin Gourmet Burgers, Inc. (a) (b)	32,800	587,120
The Cheesecake Factory (a) (b)	85,700	1,850,263
WMS Industries, Inc.	80,950	3,238,000

		11,880,585

Household Durables—0.7%
Jarden Corp. (a)	41,000	1,267,310
Tempur-Pedic International, Inc. (a)	64,300	1,519,409

		2,786,719

Household Products—0.4%
Church & Dwight Co., Inc. (b)	24,300	1,468,935

Insurance—1.3%
Amtrust Financial Services, Inc.	56,300	665,466
HCC Insurance Holdings, Inc.	74,300	2,078,171
Max Capital Group, Ltd.	37,500	836,250
Navigators Group, Inc. (a) (b)	16,800	791,448
StanCorp Financial Group, Inc.	32,300	1,292,646

		5,663,981

Internet & Catalog Retail—1.3%
Blue Nile, Inc. (a)	5,325	337,232
PetMed Express, Inc. (b)	43,300	763,379
priceline.com, Inc. (a)	16,200	3,539,700
Shutterfly, Inc. (a)	43,200	769,392

		5,409,703

Security Description	Shares	Value*

Internet Software & Services—2.4%
Art Technology Group, Inc. (a)	116,700	$526,317
AsiaInfo Holdings, Inc. (a) (b)	45,700	1,392,479
Digital River, Inc. (a)	32,300	871,777
j2 Global Communications, Inc. (a) (b)	61,400	1,249,490
MercadoLibre, Inc. (a) (b)	24,200	1,255,254
Perficient, Inc. (a)	86,500	729,195
S1 Corp. (a)	35,300	230,156
SINA Corp. (a)	34,000	1,536,120
Sohu.com, Inc. (a)	23,200	1,328,896
ValueClick, Inc. (a) (b)	77,200	781,264

		9,900,948

IT Services—4.1%
CACI International, Inc. (Class A) (a)	8,600	420,110
Cybersource Corp. (a)	110,700	2,226,177
Genpact, Ltd. (a)	64,100	955,090
Global Payments, Inc.	60,220	3,243,449
Heartland Payment Systems, Inc.	20,760	272,579
Mantech International Corp. (a)	13,800	666,264
NCI, Inc. (a) (b)	98,569	2,725,433
NeuStar, Inc. (a)	48,600	1,119,744
SRA International, Inc. (a) (b)	39,700	758,270
TeleTech Holdings, Inc. (a)	64,700	1,295,941
TNS, Inc. (a)	59,718	1,534,155
Unisys Corp. (a)	31,909	1,230,411
Wright Express Corp. (a)	29,000	923,940

		17,371,563

Leisure Equipment & Products—0.8%
Brunswick Corp. (b)	68,800	874,448
Polaris Industries, Inc.	37,700	1,644,851
Pool Corp. (b)	42,600	812,808

		3,332,107

Life Sciences Tools & Services—2.1%
Bio-Rad Laboratories, Inc. (a) (b)	14,000	1,350,440
Dionex Corp. (a)	11,600	856,892
eResearch Technology, Inc. (a)	49,700	298,697
Exelixis, Inc. (a) (b)	102,000	751,740
Illumina, Inc. (a) (b)	51,300	1,572,345
Mettler Toledo International, Inc. (a)	24,700	2,593,253
Parexel International Corp. (a) (b)	51,500	726,150
Techne Corp. (a)	11,300	774,728

		8,924,245

Machinery—4.9%
Actuant Corp.	150,000	2,779,500
Bucyrus International, Inc.	15,800	890,646
Chart Industries, Inc. (a)	56,600	936,730
Gardner Denver, Inc. (a)	66,200	2,816,810
Graco, Inc. (b)	59,900	1,711,343
IDEX Corp.	55,900	1,741,285
John Bean Technologies Corp.	55,600	945,756
Nordson Corp.	28,900	1,768,102
Robbins & Myers, Inc.	29,100	684,432

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
The Middleby Corp. (a) (b)	33,000	$1,617,660
Toro Co. (b)	52,800	2,207,568
Valmont Industries, Inc. (b)	9,700	760,965
Wabtec Corp. (b)	46,300	1,890,892

		20,751,689

Marine—0.4%
Horizon Lines, Inc.	50,600	281,842
Kirby Corp. (a)	43,200	1,504,656

		1,786,498

Media—1.7%
CTC Media, Inc. (a)	57,900	862,710
John Wiley & Sons, Inc.	44,300	1,855,284
Knology, Inc. (a)	60,700	664,665
Liberty Media Capital Corp. (Series A) (a)	98,500	2,352,180
National CineMedia, Inc.	50,000	828,500
SIRIUS XM Radio, Inc. (a) (b)	1,273,800	764,280

		7,327,619

Metals & Mining—0.6%
Carpenter Technology Corp.	37,400	1,007,930
Compass Minerals International, Inc.	25,100	1,686,469

		2,694,399

Multiline Retail—0.5%
Big Lots, Inc. (a)	69,200	2,005,416

Oil, Gas & Consumable Fuels—3.5%
Alpha Natural Resources, Inc. (a)	20,270	879,313
Arena Resources, Inc. (a)	45,900	1,979,208
Atlas Energy, Inc. (a)	43,500	1,312,395
Bill Barrett Corp. (a) (b)	36,300	1,129,293
Cabot Oil & Gas Corp.	11,300	492,567
Comstock Resources, Inc. (a)	53,300	2,162,381
Concho Resources, Inc. (a)	61,800	2,774,820
Goodrich Petroleum Corp. (a) (b)	36,700	893,645
Penn Virginia Corp.	41,300	879,277
St. Mary Land & Exploration Co.	62,900	2,153,696

		14,656,595

Personal Products—1.3%
Alberto-Culver Co.	57,800	1,692,962
Herbalife, Ltd.	45,900	1,862,163
NBTY, Inc. (a)	43,800	1,907,052

		5,462,177

Pharmaceuticals—1.2%
Cadence Pharmaceuticals, Inc. (a) (b)	35,400	342,318
Salix Pharmaceuticals, Ltd. (a) (b)	41,900	1,064,260
The Medicines Co. (a) (b)	85,800	715,572
Valeant Pharmaceuticals International (a)	61,600	1,958,264
ViroPharma, Inc. (a) (b)	38,400	322,176
XenoPort, Inc. (a) (b)	28,100	521,536

		4,924,126

Security Description	Shares	Value*

Professional Services—1.6%
Administaff, Inc.	21,300	$502,467
Huron Consulting Group, Inc. (a) (b)	27,600	635,904
IHS, Inc. (a)	24,100	1,320,921
Korn/Ferry International (a)	52,100	859,650
Resources Connection, Inc. (a)	88,200	1,871,604
Watson Wyatt Worldwide, Inc. (b)	32,900	1,563,408

		6,753,954

Real Estate Investment Trusts—0.5%
PS Business Parks, Inc.	9,500	475,475
Taubman Centers, Inc. (b)	50,600	1,817,046

		2,292,521

Real Estate Management & Development—0.5%
Forest City Enterprises, Inc. (a) (b)	91,500	1,077,870
Jones Lang LaSalle, Inc. (b)	19,400	1,171,760

		2,249,630

Road & Rail—1.2%
Avis Budget Group, Inc. (a) (b)	109,700	1,439,264
Landstar System, Inc.	56,600	2,194,382
Old Dominion Freight Line, Inc. (a)	41,900	1,286,330

		4,919,976

Semiconductors & Semiconductor Equipment—5.8%
Advanced Energy Industries, Inc. (a) (b)	57,000	859,560
Atmel Corp. (a)	332,000	1,530,520
Cabot Microelectronics Corp. (a)	19,400	639,424
Cymer, Inc. (a)	44,800	1,719,424
Cypress Semiconductor Corp. (a) (b)	123,200	1,300,992
Diodes, Inc. (a)	38,300	783,235
FEI Co. (a)	40,800	953,088
Intersil Corp.	28,464	436,638
Micrel, Inc.	87,200	715,040
Microsemi Corp. (a)	115,200	2,044,800
ON Semiconductor Corp. (a)	284,700	2,508,207
Pericom Semiconductor Corp. (a)	41,235	475,439
PMC-Sierra, Inc. (a)	150,200	1,300,732
Semtech Corp. (a) (b)	98,800	1,680,588
Silicon Laboratories, Inc. (a)	54,600	2,639,364
Standard Microsystems Corp. (a)	11,700	243,126
Tessera Technologies, Inc. (a)	36,700	854,009
Varian Semiconductor Equipment Associates, Inc. (a) (b)	77,950	2,796,846
Veeco Instruments, Inc. (a) (b)	33,500	1,106,840

		24,587,872

Software—7.5%
Actuate Corp. (a) (b)	128,619	550,489
Ansys, Inc. (a)	40,430	1,757,088
Blackboard, Inc. (a) (b)	52,300	2,373,897
Commvault Systems, Inc. (a) (b)	45,200	1,070,788
Epicor Software Corp. (a)	54,400	414,528
FactSet Research Systems, Inc. (b)	47,700	3,141,999
Informatica Corp. (a)	155,900	4,031,574

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Jack Henry & Associates, Inc. (b)	32,300	$746,776
Kenexa Corp. (a)	47,800	623,790
Micros Systems, Inc. (a)	75,900	2,355,177
Monotype Imaging Holdings, Inc. (a)	101,905	920,202
Parametric Technology Corp. (a)	85,100	1,390,534
Progress Software Corp. (a)	19,000	554,990
Quest Software, Inc. (a)	64,800	1,192,320
Rovi Corp. (a)	103,300	3,292,171
Solera Holdings, Inc.	49,200	1,771,692
Sybase, Inc. (a) (b)	62,900	2,729,860
Taleo Corp. (a)	69,770	1,640,991
TIBCO Software, Inc. (a) (b)	118,500	1,141,155

		31,700,021

Specialty Retail—4.0%
Aaron’s, Inc. (b)	46,000	1,275,580
Aeropostale, Inc. (a) (b)	67,750	2,306,887
Dress Barn, Inc. (a) (b)	77,200	1,783,320
Guess?, Inc.	39,500	1,670,850
Gymboree Corp. (a) (b)	65,300	2,839,897
Hibbett Sports, Inc. (a) (b)	45,550	1,001,645
J. Crew Group, Inc. (a)	33,300	1,489,842
Office Depot, Inc. (a)	169,400	1,092,630
The Children’s Place Retail Stores, Inc. (a) (b)	27,700	914,377
Tractor Supply Co. (a) (b)	41,200	2,181,952
Zumiez, Inc. (a) (b)	16,000	203,520

		16,760,500

Textiles, Apparel & Luxury Goods—2.4%
Deckers Outdoor Corp. (a) (b)	12,400	1,261,328
Fossil, Inc. (a) (b)	45,749	1,535,337
Hanesbrands, Inc. (a) (b)	77,200	1,861,292
Iconix Brand Group, Inc. (a) (b)	48,200	609,730
Phillips-Van Heusen Corp.	62,800	2,554,704
The Warnaco Group, Inc. (a)	51,900	2,189,661

		10,012,052

Thrifts & Mortgage Finance—0.2%
Danvers Bancorp, Inc. (b)	41,100	533,889
MGIC Investment Corp. (a) (b)	34,000	196,520
Radian Group, Inc. (b)	25,100	183,481

		913,890

Trading Companies & Distributors—1.0%
Beacon Roofing Supply, Inc. (a) (b)	77,300	1,236,800
MSC Industrial Direct Co.	40,500	1,903,500
RSC Holdings, Inc. (a) (b)	84,400	594,176
United Rentals, Inc. (a) (b)	43,200	423,792

		4,158,268

Security Description	Shares	Value*

Wireless Telecommunication Services—0.8%
SBA Communications Corp. (a) (b)	80,700	$2,756,712
Syniverse Holdings, Inc. (a)	43,400	758,632

		3,515,344

Total Common Stock (Identified Cost $400,822,602)		419,107,892

Rights—0.0%

Building Products—0.0%
Builders FirstSource, Inc. (a) (b)	67,829	16,597

Total Rights (Identified Cost $41,846)		16,597

Short Term Investments—12.3%

Mutual Funds—12.3%
State Street Navigator Securities Lending Prime Portfolio (c)	50,638,727	50,638,727
T. Rowe Price Reserve Investment Fund (d)	1,179,281	1,179,281

Total Short Term Investments (Identified Cost $51,818,008)		51,818,008

Total Investments—111.8% (Identified Cost $452,682,456) (e)		470,942,497
Liabilities in excess of other assets		(49,848,161)

Net Assets—100.0%		$421,094,336

(a)	Non-Income Producing.
(b)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $49,003,574 and the collateral received consisted of cash in the amount of $50,638,727 and non-cash collateral with a value of $114,222. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $454,455,937 and the composition of unrealized appreciation and depreciation of investment securities was $61,980,599 and $(45,494,039), respectively.

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Affiliated Issuer

Description	Number of shares held at 12/31/2008	Shares purchased since 12/31/2008	Shares sold since 12/31/2008	Number of shares held at 12/31/2009	Realized gain/loss on shares sold	Income for year ended 12/31/2009
T. Rowe Price Reserve Investment Fund	5,080,171	39,204,858	43,105,748	1,179,281	$0	$29,801

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Common Stock*	$419,107,892	$—	$—	$419,107,892

Total Rights*	16,597	—	—	16,597

Total Short Term Investments*	51,818,008	—	—	51,818,008

Total Investments	$470,942,497	$—	$—	$470,942,497

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$470,942,497
Receivable for:
Securities sold		1,697,258
Fund shares sold		196,789
Accrued interest and dividends		73,023

Total Assets		472,909,567
Liabilities
Payable for:
Securities purchased	$439,749
Fund shares redeemed	441,994
Collateral for securities loaned	50,638,727
Accrued expenses:
Management fees	172,250
Distribution and service fees	40,899
Deferred directors’ fees	4,075
Other expenses	77,537

Total Liabilities		51,815,231

Net Assets		$421,094,336

Net assets consists of:
Paid in surplus		$437,903,440
Over distributed net investment income		(4,075)
Accumulated net realized losses		(35,065,070)
Unrealized appreciation on investments		18,260,041

Net Assets		$421,094,336

Net Assets
Class A		$218,717,973
Class B		189,572,847
Class E		12,803,516
Capital Shares (Authorized) Outstanding
Class A (35,000,000)		18,000,264
Class B (25,000,000)		16,060,422
Class E (5,000,000)		1,075,425
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.15
Class B		11.80
Class E		11.91

(a)	Identified cost of investments was $452,682,456.
(b)	Includes securities loaned at value of $49,003,574.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$2,079,962
Interest (b)		517,804

		2,597,766
Expenses
Management fees	$1,800,566
Distribution and service fees—Class B	387,541
Distribution and service fees—Class E	16,124
Directors’ fees and expenses	33,897
Custodian and accounting	68,413
Audit and tax services	35,651
Legal	8,101
Shareholder reporting	198,414
Insurance	5,559
Miscellaneous	11,620

Total expenses	2,565,886
Less broker commission recapture	(662)
Management fee waivers	(52,051)	2,513,173

Net Investment Income		84,593

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(21,779,034)
Net change in unrealized appreciation on:
Investments		141,435,581

Net realized and unrealized gain		119,656,547

Net Increase in Net Assets From Operations		$119,741,140

(a)	Net of foreign taxes of $4,736.
(b)	Includes net income on securities loaned of $488,003.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$84,593	$713,515
Net realized loss	(21,779,034)	(3,447,049)
Net change in unrealized appreciation (depreciation)	141,435,581	(176,369,396)

Increase (decrease) in net assets from operations	119,741,140	(179,102,930)

From Distributions to Shareholders
Net investment income
Class A	(641,485)	0
Class B	(93,552)	0
Class E	(17,311)	0

	(752,348)	0

Net realized gain
Class A	(5,040,237)	(47,824,507)
Class B	(4,287,816)	(9,541,030)
Class E	(297,536)	(2,721,485)

	(9,625,589)	(60,087,022)

Total distributions	(10,377,937)	(60,087,022)

Increase (decrease) in net assets from capital share transactions	(6,990,296)	192,439,509

Total increase (decrease) in net assets	102,372,907	(46,750,443)

Net Assets
Beginning of the period	318,721,429	365,471,872

End of the period	$421,094,336	$318,721,429

Undistributed (Overdistributed) Net Investment Income
End of the period	$(4,075)	$711,795

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	1,195,926	$11,650,771	1,313,809	$16,392,413
Reinvestments	643,457	5,681,722	3,579,679	47,824,507
Redemptions	(2,651,944)	(26,297,111)	(3,136,155)	(39,686,967)

Net increase (decrease)	(812,561)	$(8,964,618)	1,757,333	$24,529,953

Class B
Sales	2,965,876	$28,213,858	14,711,289	$190,996,684
Reinvestments	510,055	4,381,368	733,925	9,541,030
Redemptions	(3,125,476)	(29,807,741)	(2,953,523)	(35,214,166)

Net increase	350,455	$2,787,485	12,491,691	$165,323,548

Class E
Sales	192,222	$1,862,241	331,393	$4,031,436
Reinvestments	36,356	314,847	207,588	2,721,485
Redemptions	(322,107)	(2,990,251)	(349,314)	(4,166,913)

Net increase (decrease)	(93,529)	$(813,163)	189,667	$2,586,008

Increase (decrease) derived from capital share transactions		$(6,990,296)		$192,439,509

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$9.05		$17.26	$15.72		$15.13	$13.63

Income (Loss) From Investment Operations
Net investment income (loss)	0.01	(a)	0.03 (a)	(0.02	)(a)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.41		(5.33)	1.56		0.62	1.52

Total from investment operations	3.42		(5.30)	1.54		0.59	1.50

Less Distributions
Distributions from net investment income	(0.04)		0.00	0.00		0.00	0.00
Distributions from net realized capital gains	(0.28)		(2.91)	0.00		0.00	0.00

Total distributions	(0.32)		(2.91)	0.00		0.00	0.00

Net Asset Value, End of Period	$12.15		$9.05	$17.26		$15.72	$15.13

Total Return (%)	38.97		(36.19)	9.86		3.90	11.01
Ratio of expenses to average net assets before all reductions (%)	0.62		0.59	0.59		0.60	0.60
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.60		0.57	0.57		0.59	0.60
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.60		0.57	0.57		0.59	0.59
Ratio of net investment income (loss) to average net assets (%)	0.14		0.23	(0.12)		(0.19)	(0.14)
Portfolio turnover rate (%)	28		73	51		38	31
Net assets, end of period (in millions)	$218.72		$170.24	$294.46		$349.26	$318.85

	Class B
	Year ended December 31,
	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.79		$16.89	$15.42		$14.88	$13.44

Income (Loss) From Investment Operations
Net investment income (loss)	(0.01	)(a)	0.01 (a)	(0.06	)(a)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	3.31		(5.20)	1.53		0.59	1.48

Total from investment operations	3.30		(5.19)	1.47		0.54	1.44

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00		0.00	0.00
Distributions from net realized capital gains	(0.28)		(2.91)	0.00		0.00	0.00

Total distributions	(0.29)		(2.91)	0.00		0.00	0.00

Net Asset Value, End of Period	$11.80		$8.79	$16.89		$15.42	$14.88

Total Return (%)	38.63		(36.32)	9.53		3.63	10.71
Ratio of expenses to average net assets before all reductions (%)	0.87		0.84	0.84		0.85	0.84
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.85		0.82	0.82		0.84	0.84
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.85		0.82	0.82		0.84	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.11)		0.10	(0.36)		(0.44)	(0.40)
Portfolio turnover rate (%)	28		73	51		38	31
Net assets, end of period (in millions)	$189.57		$138.12	$54.37		$45.21	$30.36

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$8.87		$17.00	$15.50		$14.95	$13.49

Income (Loss) From Investment Operations
Net investment income (loss)	(0.00	)(a)(d)	0.01 (a)	(0.04	)(a)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	3.34		(5.23)	1.54		0.61	1.50

Total from investment operations	3.34		(5.22)	1.50		0.55	1.46

Less Distributions
Distributions from net investment income	(0.02)		0.00	0.00		0.00	0.00
Distributions from net realized capital gains	(0.28)		(2.91)	0.00		0.00	0.00

Total distributions	(0.30)		(2.91)	0.00		0.00	0.00

Net Asset Value, End of Period	$11.91		$8.87	$17.00		$15.50	$14.95

Total Return (%)	38.78		(36.25)	9.68		3.68	10.82
Ratio of expenses to average net assets before all reductions (%)	0.77		0.74	0.74		0.75	0.74
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.75		0.72	0.72		0.74	0.74
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (b)	0.75		0.72	0.72		0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.09	(0.26)		(0.35)	(0.30)
Portfolio turnover rate (%)	28		73	51		38	31
Net assets, end of period (in millions)	$12.80		$10.36	$16.65		$18.50	$19.91

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Net investment loss for the period was less than $(0.01).

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to future transactions, capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,800,566	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$95,561,898	$0	$111,165,192

5.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

6.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$799,964	$—	$9,573,131	$60,087,022	$4,842	$—	$10,377,937	$60,087,022

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$16,486,560	$(33,191,035)	$(16,704,475)

As of December 31, 2009, the Portfolio had $33,191,035 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(100,556)

8.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010.06 will have on the Portfolio’s financial statement disclosures.

9.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-20

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Small Cap Growth Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Small Cap Growth Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-25

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Van Eck Global Natural Resources Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A shares of the Van Eck Global Natural Resources Portfolio returned 55.19% compared to its benchmark, the S&P North American Natural Resources Sector Index1, which returned 37.54%. The Class B shares returned 41.66% from its inception date of April 28, 2009 to the end of the year compared to the 38.01% return of the index during the same period.

MARKET ENVIRONMENT/CONDITIONS

The global economic and financial crisis that has commanded center stage for the past two years is likely to garner a hefty, “Great Recession” chapter in future history books. Looking back at 2009, it might be argued that unprecedented intervention from governments around the globe, in the form of record levels of fiscal and monetary stimulus, managed to rescue us from financial disaster. Throughout this period, commodity investors endured a roller-coaster ride of severe market volatility during what was an historic boom-bust cycle. At the same time, these tremendous swings occurred against the mostly positive backdrop of strong economic resilience within the developing world where growing demand continues to support the prospects for hard assets investments.

The near collapse of the U.S. financial system resulted in a global liquidity crunch that paralyzed the world’s capital markets from September 2008 through March 2009. Although we endured some terribly dark days in January and February 2009, investors’ fortunes appeared to reverse after markets hit a bottom in early March. Equity investments—across most asset classes—rallied in the second, third and fourth quarters. At year-end, there appears to be cautious consensus that we are in the midst of a moderate global economic recovery. Not surprisingly, the developing countries, particularly China, were the first to show signs of economic vibrancy amid all the negative news, and encourage talk of economic “green shoots.” By contrast, here in the U.S., the unemployment rate climbed above 10% for the first time since 1983, and continues to remain there.

As the year progressed and economic optimism improved, hard asset commodities and their corresponding equity investments were rewarded as investors’ risk tolerance began to rebound. Commodities were also propelled by resurgent demand from the emerging markets, which continue to exert a greater pull on the world’s resources. China proved resilient and seemed to suffer few of the ill effects of the global crisis; its growth prospects improved quickly in the spring on the back of favorable government policies and increased bank lending. The economies of Brazil and India also proved to be less hobbled by the global financial crisis.

The energy sector, which was among the hardest hit in 2008, was a strong performer in 2009, with underlying commodity prices bouncing back sharply. Crude oil prices began the year at $44.60 a barrel and rose to $79.36 by the end of the year. While this represents a 78% annual increase, this price is still well below the $145 high reached in the summer of 2008. Although global oil demand declined in 2009 for the second consecutive year, supply levels remained constrained given the curtailment in capital expenditures that resulted from the recession; we expect supply constraints to continue going forward. At the same time, long-term demand for oil is likely to remain strong, particularly among the emerging markets. In 2009, auto sales in China surged past those in the U.S. for the first time, securing China’s position as the world’s biggest auto market and a top consumer of gasoline. Finally, cold weather in the U.S. and turmoil in Organization of the Petroleum Exporting Countries (OPEC)-members Iran and Nigeria also supported higher oil prices. By contrast, natural gas prices fell 0.9% for the year in response to the economic slump and depressed consumption from the industrial, residential, and commercial sectors, and an abundant supply in the U.S. resulting from improved domestic production capabilities. Similarly, coal prices remain depressed as the U.S. coal market struggled to adjust to pullbacks in utility demand, and inventories have grown to multi-decade highs.

On the equity side, oil services stocks advanced 62.17% for the twelve-month period, as measured by the Philadelphia Oil Services Index. By contrast, major oil companies gained 13.15%, as measured by the NYSE Arca Oil Index. Although crude oil prices rose, the profit margins of integrated oil companies (those involved in all phases of production) and refiners were squeezed by sluggish OECD (30-country Organization for Economic Co-operation and Development) demand and refining overcapacity. By contrast, despite weakness in the natural gas prices, the shares of natural gas companies were propelled 46.63%, as measured by the NYSE Arca Natural Gas Index, as the easing of liquidity risk in early 2009 helped improve financing risk for this capital intensive sector. As well, coal stocks advanced 152.63% in 2009, as measured by the Stowe Coal Index, supported in large part by ongoing high demand in China and India.

Base and industrial metals were the best performing commodities in 2009, as inventory building in China picked up in the second half of the year. The S&P® GSCI Industrial Metals Index gained 82.42% for the twelve months ending December 31, 2009. Copper, used in numerous industrial applications, led the group with its price soaring 141.37% for the twelve months—although still below its record price in 2008. Lead prices climbed 137.35%, zinc prices rose 114.28%, nickel climbed 58.95%, and tin gained 54.69%. Aluminum continued to be the relative laggard in the metal space, gaining 45.71%.

Precious metals gained solid ground as well. Gold bullion prices advanced $214.90 per ounce, or 24.36%, to close on December 31, 2009 at $1,096.95 per ounce. Although the price of gold spent most of the year consolidating between $850 and $1,000 per ounce, it began moving strongly higher in September and reached an all-time high of $1,226 per ounce on December 3, 2009. Throughout 2009, gold moved higher on a combination of renewed central bank interest, worries over paper currencies depreciation, and long-term

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

inflation fears due to massive economic stimulus programs. Gold-mining shares, as measured by the NYSE Arca Gold Miners Index, advanced 38.00% for the twelve months, primarily reflecting the strength in the underlying gold bullion price. Silver and platinum prices were up 48.16% and 56.82%, respectively.

Finally, the prices of agricultural commodities gained 3.81% as a group, measured by the S&P® GSCI Agriculture Index, with sugar’s 128% price advance providing the major bright spot.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio’s strength in 2009 can largely be attributed to individual stock selection within a broad mix of hard assets sectors. With that said, the Portfolio’s substantial exposure to the energy sector was the biggest contributor to its results by a wide margin. The Portfolio’s base and industrial metals holdings were its next best performing group, on the back of record-setting copper prices.

Energy Holdings: The Portfolio’s allocation to the energy sector increased from 52.9% at the beginning of the year to 63.9% at year-end, and as mentioned earlier, this group had the biggest positive impact on the Portfolio’s results in 2009.

In terms of greatest individual impact, Addax Petroleum (sold in August) was a significant contributor to the Portfolio’s performance. Addax was one of the largest independent oil producers operating in West Africa and the Middle East. Its share price benefited from news in June that it would be wholly acquired by China’s state-owned Sinopec Group (not owned by the Portfolio), a transaction representing China’s largest overseas acquisition to date. Weatherford International’s shares surged in 2009 in anticipation of a pick-up in international activity as crude oil prices strengthened. Brazil’s integrated oil and gas company, Petróleo Brasileiro, helped the Portfolio’s performance, as did U.S. offshore drilling contractor Transocean. Houston-based Noble Energy also helped advance the Portfolio’s results following exploratory success in Israel and investors’ preference for returns-oriented growth. Finally, Houston-based Anadarko Petroleum rounds out the Portfolio’s top five performing energy holdings in 2009; the company has managed a successful transformation over the past several years, and announced one of the world’s top 10 discoveries in offshore Ghana in 2009.

Energy detractors in 2009 included Exxon Mobil (sold at half year). We had purchased Exxon in the fourth quarter of 2008, and its 2008 year-end rally benefited the Portfolio. However, Exxon’s share price bottomed in early March 2009 as investors fled defensive stocks in search of risk and then remained range bound for the remainder of the second quarter, which prompted us to sell our position in the second quarter. Like other big oil names, sluggish refining margins and lackluster production growth proved a drag on profits. Oklahoma based Devon Energy was hurt by depressed natural gas prices. Although considered a utility holding, the New Jersey-based wholesale power generation company NRG Energy also had a negative impact on the Portfolio’s results and was sold at yearend.

At the end of the fourth quarter 2009, within the energy sector we continued to favor oil-weighted and cyclical equities (those most tied to the ups and downs of the economy) which we believe should likely to continue to benefit most as the global economy improves.

Precious Metals Holdings: We reduced the Portfolio’s allocation to precious metals from 21.9% to 13.8% over the course of 2009. In the fourth quarter, we reduced the Portfolio’s gold position, as we were cautious given our belief that gold may experience a near-term pause given the bullish view on the economy. We continued to maintain a significant allocation given our anticipation that the precious metal would continue to generate solid returns over the long term. The Portfolio benefited from the gold shares’ rally in 2009, with the U.K.’s Randgold Resources topping the list of positive contributors. Randgold Resources’ shares rose upon its reports of a new discovery in Mali called Gounkoto, where thick, high-grade drill intercepts indicated a substantial gold deposit. Canada’s Red Back Mining was second among the Portfolio’s gold winners, with its shares rising steeply both on strength in underlying gold prices and on positive reserve news. Red Back Mining opened its first mine in 2005 (the Chirano Mine in Ghana) and since then has transitioned from a junior to a mid-tier producer. Canada’ Goldcorp (sold in fourth quarter) benefited from news of increased gold production, and Canada’s IAMGOLD was boosted by a positive re-rating in valuation due to strong operating performance and a pipeline of growth projects.

Detractors in the precious metals space included Canadian gold miners Kinross Gold and Agnico-Eagle Mines. Shares of Kinross Gold declined 0.11% in 2009, as the company experienced grinding problems at a large expansion project in Brazil that may delay full production for some time. Agnico-Eagle Mines gained 5.20% due to start-up difficulties at several mines, as the company seemed to be tackling too many growth projects at once.

Base and Industrial Metals Holdings: The Portfolio’s allocation to base and industrial metals increased from 9.4% at the beginning of the year to 14.9% by December 31; this overweight position favored mostly copper-related holdings. Behind energy, metals were the second-best contributor to the Portfolio’s results in 2009. Notable contributors included the U.S. based Freeport-McMoRan Copper & Gold, which rose on the back of soaring copper prices. Swiss-based Xstrata was a positive performer for the Portfolio. In October, Xstrata dropped its merger of equals with U.K.’s Anglo American (sold at year-end 2008), and shifted its expansion focus to developing new mines. Canada’s First Quantum Minerals was also a positive performer for the Portfolio, given its focus on copper production. Steel Dynamics, the U.S.’ fifth largest producer of carbon steel products, also contributed positively. By contrast, the diversified Canadian nickel producer FNX Mining (sold at half year) was a flat performance contributor, with its share price declining in 2009 because of revenue drops and a big impairment loss recognized on its investment in Gold Wheaton.

MSF-3

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Associates Corp.

Portfolio Manager Commentary*

Other: Throughout 2009, the Portfolio’s investments in the agriculture, paper and forest products, real estate and chemicals represented small allocations that were not major contributors to the Portfolio’s results.

It now appears that we have reached a level of global economic stability, given the extraordinary fiscal and monetary measures taken here in the U.S., and by many governments and Central Banks worldwide to support liquidity. We will continue to seek to take advantage of stock-specific buying opportunities created by market weakness. We pursue companies where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of fundamentals and market performance across the globe to find undervalued companies with quality assets, strong balance sheets, attractive long-term growth potential and, more importantly than ever in our opinion, experienced management teams.

Derek S. van Eck

Portfolio Manager

Van Eck Associates Corp.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Van Eck Global Natural Resources Portfolio
Class A	55.19	—	—	42.05
Class B	—	—	—	41.66
S&P North American Natural Resources Sector Index[1]	37.54	—	—	26.82

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

2 Inception dates of the Class A and Class B shares are 10/31/08 and 4/28/09, respectively. The since inception return shown for Class B is not computed computed on an annualized basis. Index since inception return is based on the Class A inception date.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Newfield Exploration Co.	3.9
Randgold Resources, Ltd.	3.7
Freeport-McMoRan Copper & Gold, Inc.	3.6
Occidental Petroleum Corp.	3.5
Quicksilver Resources, Inc.	3.5
Weatherford International, Ltd.	3.2
Anadarko Petroleum Corp.	3.2
Transocean, Ltd.	3.2
Halliburton Co.	2.9
Petroleo Brasileiro S.A. (ADR)	2.8

Top Countries

% of Net Assets
United States	56.9
Canada	15.0
Switzerland	8.8
United Kingdom	5.5
Channel Islands	3.7
Brazil	2.8
Netherlands Antilles	2.0
Kazakhstan	1.6
Bermuda	0.5

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Van Eck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A	Actual	0.84%	$1,000.00	$1,251.00	$4.77
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

Class B	Actual	1.09%	$1,000.00	$1,249.40	$6.18
	Hypothetical	1.09%	$1,000.00	$1,019.65	$5.55

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2009

Common Stock—95.3% of Net Assets

Security Description	Shares	Value*

Bermuda—0.5%
African Minerals, Ltd.(GBP) (a)	350,000	$2,097,626

Brazil—2.8%
Petroleo Brasileiro S.A. (ADR)	270,200	12,883,136

Canada—15.0%
Agnico-Eagle Mines, Ltd. (USD)	80,300	4,336,200
Canadian Natural Resources, Ltd. (USD)	162,700	11,706,265
First Quantum Minerals, Ltd. (b)	123,800	9,494,685
IAMGOLD Corp. (USD)	698,700	10,927,668
Kinross Gold Corp. (USD)	458,500	8,436,400
Osisko Mining Corp. (a)	580,700	4,694,431
Osisko Mining Corp. (Additional Share Issue) (a)	100,300	806,493
Pacific Rubiales Energy Corp. (a) (b)	469,400	6,929,986
Red Back Mining, Inc. (a)	712,700	10,215,480
Timberwest Forest Corp.	68,200	282,836

		67,830,444

Channel Islands—3.7%
Randgold Resources, Ltd. (ADR) (b)	209,900	16,607,288

Kazakhstan—1.6%
KazMunaiGas Exploration Production (GDR)	288,388	7,180,861

Netherlands Antilles—2.0%
Schlumberger, Ltd.	138,600	9,021,474

Switzerland—8.8%
Noble Corp.	265,000	10,785,500
Transocean, Ltd. (a)	174,600	14,456,880
Weatherford International, Ltd. (a)	821,500	14,713,065

		39,955,445

United Kingdom—5.5%
BHP Billiton plc	152,600	4,877,926
Heritage Oil plc (a)	501,600	3,531,542
Rio Tinto plc (ADR)	25,100	5,406,289
Xstrata plc	618,800	10,907,115

		24,722,872

United States—55.4%
AK Steel Holding Corp. (b)	353,400	7,545,090
Alpha Natural Resources, Inc. (a)	280,000	12,146,400
Anadarko Petroleum Corp.	232,750	14,528,255
Apache Corp.	88,000	9,078,960
Berry Petroleum Co. (b)	94,524	2,755,375
Brigham Exploration Co. (a)	410,000	5,555,500
Cabot Oil & Gas Corp.	111,500	4,860,285
Cameron International Corp. (a)	113,100	4,727,580
Cimarex Energy Co.	132,351	7,010,632
Comstock Resources, Inc. (a)	98,350	3,990,060
Concho Resources, Inc. (a)	160,450	7,204,205
Crimson Exploration, Inc. (a)	183,700	804,606
Cummins, Inc.	88,800	4,072,368
Dril-Quip, Inc. (a)	120,000	6,777,600
EQT Corp.	102,500	4,501,800

Security Description	Shares	Value*

United States—(Continued)
Freeport-McMoRan Copper & Gold, Inc. (a)	204,500	$16,419,305
Halliburton Co.	437,200	13,155,348
Kaiser Aluminum Corp.	71,900	2,992,478
Key Energy Services, Inc. (a)	283,800	2,494,602
Louisiana-Pacific Corp. (a) (b)	479,200	3,344,816
Mariner Energy, Inc. (a)	411,200	4,774,032
Massey Energy Co. (b)	138,300	5,809,983
Monsanto Co.	56,300	4,602,525
MYR Group, Inc. (a) (b)	71,940	1,300,675
Newfield Exploration Co. (a)	367,800	17,738,993
Noble Energy, Inc.	161,300	11,487,786
NRG Energy, Inc. (a)	264,800	6,251,928
Occidental Petroleum Corp.	192,400	15,651,740
PetroHawk Energy Corp. (a)	282,700	6,781,973
Quicksilver Resources, Inc. (a)	1,038,500	15,587,885
Southwestern Energy Co. (a)	207,100	9,982,220
Steel Dynamics, Inc.	482,400	8,548,128
Terex Corp. (b)	155,000	3,070,550
Weyerhaeuser Co.	101,400	4,374,396

		249,928,079

Total Common Stock (Identified Cost $321,865,561)		430,227,225

Exchange Traded Funds—1.5%

United States—1.5%
iShares Silver Trust	396,600	6,571,662

Total Exchange Traded Funds (Identified Cost $5,444,790)		6,571,662

Short Term Investments—7.4%

United States—7.4%
AIM STIT-STIC Prime Portfolio	18,109,044	18,109,044
State Street Navigator Securities Lending Prime Portfolio (c)	15,433,731	15,433,731

Total Short Term Investments (Identified Cost $33,542,775)		33,542,775

Total Investments—104.2% (Identified Cost $360,853,126) (d)		470,341,662
Liabilities in excess of other assets		(19,062,881)

Net Assets—100.0%		$451,278,781

(a)	Non-Income Producing.
(b)

All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $22,546,257 and the collateral received consisted of cash in the amount of $15,433,731 and non-cash collateral with a value of $8,389,482. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2009

repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $363,457,041 and the composition of unrealized appreciation and depreciation of investment securities was $109,248,575 and $(2,363,954), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depository Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(GBP)—	British Pound

Ten Largest Industries as of December 31, 2009 (Unaudited)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	43.8%
Metals & Mining	27.5%
Energy Equipment & Services	16.9%
Paper & Forest Products	1.8%
Machinery	1.6%
Exchange Traded Funds	1.5%
Independent Power Producers & Energy Traders	1.4%
Chemicals	1.0%
Gas Utilities	1.0%
Construction & Engineering	0.3%

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Bermuda	$—	$2,097,626	$—	$2,097,626
Brazil	12,883,136	—	—	12,883,136
Canada	35,406,533	32,423,911	—	67,830,444
Channel Islands	16,607,288	—	—	16,607,288
Kazakhstan	7,180,861	—	—	7,180,861
Netherlands Antilles	9,021,474	—	—	9,021,474
Switzerland	39,955,445	—	—	39,955,445
United Kingdom	5,406,289	19,316,583	—	24,722,872
United States	249,928,079	—	—	249,928,079
Total Common Stock	376,389,105	53,838,120	—	430,227,225

Total Exchange Traded Funds*	6,571,662	—	—	6,571,662

Total Short Term Investments*	33,542,775	—	—	33,542,775

Total Investments	$416,503,542	$53,838,120	$—	$470,341,662

*	See Schedule of Investments for additional detailed categorizations.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$470,341,662
Cash denominated in foreign currencies (c)		70,877
Receivable for:
Securities sold		506,664
Fund shares sold		309,579
Accrued interest and dividends		242,749
Foreign taxes		14,044

Total Assets		471,485,575
Liabilities
Payable for:
Securities purchased	$4,402,042
Fund shares redeemed	14,509
Foreign taxes	8,576
Collateral for securities loaned	15,433,731
Accrued expenses:
Management fees	295,462
Distribution and service fees	4,687
Deferred directors’ fees	4,075
Other expenses	43,712

Total Liabilities		20,206,794

Net Assets		$451,278,781

Net assets consists of:
Paid in surplus		$307,443,635
Distributions in excess of net investment income		(77,866)
Accumulated net realized gains		34,419,082
Unrealized appreciation on investments and foreign currency transactions		109,493,930

Net Assets		$451,278,781

Net Assets
Class A		$426,426,384
Class B		24,852,397
Capital Shares (Authorized) Outstanding
Class A (50,000,000)		28,328,526
Class B (5,000,000)		1,653,645
Net Asset Value, Offering and Redemption Price Per Share
Class A		$15.05
Class B		15.03

(a)	Identified cost of investments was $360,853,126.
(b)	Includes securities loaned at value of $22,546,257.
(c)	Identified cost of cash denominated in foreign currencies was $70,133.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends (a)		$2,854,474
Interest (b)		226,461

		3,080,935
Expenses
Management fees	$2,755,150
Distribution and service fees—Class B	15,588
Directors’ fees and expenses	33,897
Custodian and accounting	67,055
Audit and tax services	35,651
Legal	7,972
Shareholder reporting	47,726
Insurance	2,881
Miscellaneous	11,120

Total expenses	2,977,040
Less broker commission recapture	(88,860)	2,888,180

Net Investment Income		192,755

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	45,908,140
Foreign currency transactions	(144,156)
Options	776,570	46,540,554

Net change in unrealized appreciation (depreciation) on:
Investments	104,733,579
Foreign currency transactions	5,290
Options	(219,787)	104,519,082

Net realized and unrealized gain		151,059,636

Net Increase in Net Assets From Operations		$151,252,391

(a)	Net of foreign taxes of $73,294.
(b)	Includes net income on securities loaned of $191,962.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Period ended December 31, 2008(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$192,755	$417,070
Net realized gain (loss)	46,540,554	(12,466,141)
Net change in unrealized appreciation	104,519,082	4,974,848

Increase (decrease) in net assets from operations	151,252,391	(7,074,223)

From Distributions to Shareholders
Net investment income
Class A	(343,043)	0

Total distributions	(343,043)	0

Increase in net assets from capital share transactions	50,636,670	256,806,986

Total increase in net assets	201,546,018	249,732,763

Net Assets
Beginning of the period	249,732,763	0

End of the period	$451,278,781	$249,732,763

Undistributed (Overdistributed) Net Investment Income
End of the period	$(77,866)	$305,438

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Period ended December 31, 2008(a)
	Shares	Value	Shares	Value
Class A
Sales	5,883,247	$67,767,624	25,824,862	$257,814,423
Reinvestments	32,890	343,043	0	0
Redemptions	(3,298,873)	(40,268,767)	(113,600)	(1,007,437)

Net increase	2,617,264	$27,841,900	25,711,262	$256,806,986

Class B (a)
Sales	1,721,728	$23,774,625	0	$0
Redemptions	(68,083)	(979,855)	0	0

Net increase	1,653,645	$22,794,770	0	$0

Increase derived from capital share transactions		$50,636,670		$256,806,986

(a)	Commencement of operations was October 31, 2008 for Class A and April 28, 2009 for Class B.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008(a)
Net Asset Value, Beginning of Period	$9.71	$10.00

Income (Loss) From Investment Operations
Net investment income	0.01 (b)	0.02	(b)
Net realized and unrealized gain (loss) on investments	5.34	(0.31)

Total from investment operations	5.35	(0.29)

Less Distributions
Distributions from net investment income	(0.01)	0.00

Total distributions	(0.01)	0.00

Net Asset Value, End of Period	$15.05	$9.71

Total Return (%)	55.19	(2.90	)(d)
Ratio of expenses to average net assets before all reductions (%)	0.85	1.09	(e)
Ratio of expenses to average net assets net of fee waivers (%) (c)	0.85	1.00	(e)
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (f)	0.83	1.00	(e)
Ratio of net investment income to average net assets (%)	0.07	1.07	(e)
Portfolio turnover rate (%)	101	125	(e)
Net assets, end of period (in millions)	$426.43	$249.73

	Class B
	Period ended December 31, 2009(a)
Net Asset Value, Beginning of Period	$10.61

Income (Loss) From Investment Operations
Net investment loss	(0.04	)(b)
Net realized and unrealized gain on investments	4.46

Total from investment operations	4.42

Net Asset Value, End of Period	$15.03

Total Return (%)	41.66	(d)
Ratio of expenses to average net assets before all reductions (%)	1.10	(e)
Ratio of expenses to average net assets net of fee waivers (%) (c)	1.10	(e)
Ratio of expenses to average net assets net of fee waivers and broker commission recapture (%) (f)	1.08	(e)
Ratio of net investment loss to average net assets (%)	(0.47	)(e)
Portfolio turnover rate (%)	101
Net assets, end of period (in millions)	$24.85

(a)	Commencement of operations was October 31, 2008 for Class A and April 28, 2009 for Class B.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	See Note 2 (Broker Commission Recapture) of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Adviser, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Fund Concentration:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Broker Commission Recapture:

The Fund has entered into arrangements with certain brokers where certain Portfolio trades are directed to the brokers in return for a recapture credit. The brokers issue a cash rebate to the Portfolio which is used to reduce the Portfolio’s expenses. Amounts paid to the Portfolio are shown as broker commission recapture in the Statement of Operations.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,755,150	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers has agreed, from May 1, 2009 to April 30, 2010, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, and similar subsidies in effect in earlier periods, is subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limit (annual rate as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2009 to April 30, 2010 is 1.00% for Class A and 1.25% for Class B.

As of December 31, 2009, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $35,760. There were no expenses deferred during 2009.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$0	$393,294,361	$0	$333,455,661

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2009 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	1,480	$339,787
Options written	2,424	436,783
Options closed	0	0
Options expired	(3,904)	(776,570)

Options outstanding December 31, 2009	0	$0

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

During the year ended December 31, 2009, the Portfolio wrote call options, with activity as indicated in Note 4, on equity securities which were subject to equity price risk. At December 31, 2009, the Portfolio did not have any open option positions outstanding. For the year ended December 31, 2009, the Portfolio had realized gains in the amount of $776,570 which is shown under realized gain (loss) on options in the Statement of Operations. The Portfolio’s net change in unrealized depreciation was $219,787 which is shown under net change in unrealized appreciation (depreciation) on options in the Statement Of Operations.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-16

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$343,043	$—	$—	$—	$—	$—	$343,043	$—

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$33,513,550	$3,439,415	$106,886,610	$—	$143,839,575
As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 25, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck Global Natural Resources Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 31, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck Global Natural Resources Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended and the changes in net assets and the financial highlights for the year then ended and for the period from October 31, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2010

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-21

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-22

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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(see details on inside cover)

Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 32.22%, 31.89%, and 31.97%, respectively, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 5.93%.

MARKET ENVIRONMENT/CONDITIONS

It has been over a year since the collapse of Lehman Brothers and AIG. The financial system and the economy shifted from being near the next Great Depression toward a more stabilized system. The government intervened in unprecedented ways, from lending billions in support of key banks to taking over Fannie Mae and Freddie Mac. The Federal Reserve Board (“Fed”) also came out with a new set of policy tools to counter credit paralysis in the financial system. After reducing short-term interest rates to a historic low of 0% to 0.25% in December 2008, the Fed has since held their target overnight rate steady. Interest rates increased significantly during the period with the 10-year U.S. Treasury rising 163 basis points (“bps”) during the period to 3.84%. Additionally, the yield curve steepened.

Credit spread levels at the beginning of the year suggested Armageddon. With the market pricing in much higher probabilities of corporate default then we thought possible, we held a substantial overweight to credit, both in higher rated companies as well as high yield. The year was characterized by a breathtaking magnitude of spread compression in both investment grade and high yield corporate positions. The improvement was largely driven by a return to valuations that were more consistent with underlying fundamentals. In the last six months, the economy itself seemed to have taken a positive turn. Equity and fixed-income indices performed well amid renewed investor optimism. Various financial risk measures such as three-month LIBOR (London Interbank Offered Rate) and LIBOR-OIS (London Interbank Offered Rate—Overnight Indexed Swap Rate) spreads declined significantly over the period, easing credit conditions.

U.S. industrial sectors led the economy’s plunge in the fourth quarter of 2008 and the first quarter of 2009 as inventories, capital expenditure budgets, and procurement plans were slashed due to fears of credit unavailability. Many businesses cut costs earlier in the year, and new corporate issuance was robust as companies attempted to solidify their balance sheets. Eager investors were quick to soak up the supply of new issuance. As credit tensions eased, the majority of corporations were able to beat the market’s bleak earnings expectations. As industrial and utility sectors drove investment grade performance in 2009, we took gains within these sectors and increased our allocation to financials in senior, subordinated, and junior subordinated issues. Within high yield, we remained significantly overweight throughout the year but trimmed positions that we felt returned to their fundamental value.

The housing market saw more positive news later in the year, and new home sales and housing starts both increased. The Fed’s purchasing of mortgage-backed securities (“MBS”) helped keep mortgage rates low. The key S&P/Case-Shiller Home Price Index registered its first increases in over three years, leading many to conclude that the housing market had finally stabilized. Later in the year, with the expected expiration of the Fed’s purchase program of Agency mortgages on the horizon, we significantly reduced our position to Agency MBS, and increased our allocation to U.S. Treasuries.

The announcement of the government’s Public-Private Investment Program (“PPIP”) revived interest in the non-Agency mortgage market as prices for many securities increased. We kept our significant overweight to non-Agency mortgages stable, as we still believed that these securities remain undervalued by the market.

Despite the better environment, there are causes for concern. Continued foreclosures and loan modifications remain an ongoing concern. Both Freddie Mac and Fannie Mae showed increasing delinquency rates in their most recent reports. The latest data shows that market conditions have eased and that the recession has ended, but unemployment remains elevated and economic recovery is still tenuous. Consistent with this, prominent Fed officials have continually emphasized that the current, accommodative policy will be maintained. Widespread under-utilization of labor and capital in the broad economy should continue to dampen inflation pressures, but the growing government deficit could impart offsetting pressures on Treasury yields.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio significantly outperformed the benchmark index in 2009. Overall, the Portfolio benefited as spread sectors outperformed during the period. Increased price stability and the accretion of yield at higher rates than the benchmarks also benefited the Portfolio in 2009. A significant underweight allocation to U.S. Treasuries combined with a significant overweight exposure to high yield bonds, investment grade corporate notes and non-Agency MBS contributed most significantly to the Portfolio’s outperformance.

We did not believe that the Fed was likely to raise its key rates in the near future, so short term yields would likely stay near current levels. Therefore, a tactically long duration position in the Portfolio was maintained as a diversifier to its spread sector exposure after rates rallied significantly in the early part of the year. Overall, tactical duration and yield curve strategies aided performance.

Spreads at the beginning of the year reflected unreasonable default expectations, and we expected a further narrowing from excessively wide levels. The Portfolio’s overweight to the corporate sector, particularly in financials and Tier-1 capital issues, aided performance in all periods but the first quarter. Its allocation to high yield credit bonds was the leading contributor to performance as corporations improved their balance sheet fundamentals, spreads tightened, investors returned to the market, and confidence in the economy grew.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

Liquidity in the non-Agency structured product space increased as a result of the proposed government initiatives, PPIP and Term Asset Loan Facility (“TALF”). The Portfolio benefited as we maintained its exposure to non-Agency issues with an emphasis on senior tranches and credit enhancements. Government sponsored purchases of Agency MBS led to a contraction of spreads in the sector. As spreads continued to tighten in the latter part of the year, we reduced the Portfolio’s allocation to the Agency MBS sector from approximately 28% at the end of 2008 to 6% at the end of 2009.

We anticipated that market implied inflation would slowly increase as the economy began to the Portfolio’s stabilize; therefore, we held a moderate exposure to TIPS which contributed to performance as deflation fears continued to subside following the Fed’s quantitative easing program.

At year end, we continued to find spread sectors attractive. Their yields, while lower than a few months ago, still appeared to provide attractive compensation relative to Treasuries. We continued to maintain a slight overweight to investment-grade credit and a significant overweight to non-Agency mortgages and high-yield corporate bonds. We saw limited potential in Agency MBS for further spread tightening, so we are underweight to neutral in this sector. We maintained the Portfolio’s non-Agency MBS exposure, and stayed neutral on duration overall.

Stephen A. Walsh

S. Kenneth Leech

Edward A. Moody

Carl L. Eichstaedt

Michael C. Buchanan

Mark S. Lindbloom

Keith J. Gardner

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	32.22	4.78	6.65	—
Class B	31.89	4.51	—	6.82
Class E	31.97	4.61	—	6.35
Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	6.33	—

1 Barclays Capital U.S. Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 Inception dates of the Class A, Class B, and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
U.S. Treasury Bonds	6.5
U.S. Treasury Notes	6.2
Federal National Mortgage Association	3.3
Government National Mortgage Association	3.2
Prime Mortgage Trust (144A)	1.7
Energy Future Holdings Corp.	1.6
WaMu Mortgage Pass-Through Certificates	1.5
HCA, Inc.	1.5
GMAC, LLC (144A)	1.5
Citigroup, Inc.	1.4

Top Sectors

% of Net Assets
High Yield	35.8
Investment Grade	23.8
Residential Mortgage-Backed	21.3
Government	15.2
Commercial Mortgage-Backed	2.4
Index-Linked	1.4
Asset Backed	1.1
Equities	0.3
Municipal	0.1
Emerging Markets	0.0

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Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.66%	$1,000.00	$1,168.70	$3.61
	Hypothetical	0.66%	$1,000.00	$1,021.84	$3.36

Class B(a)	Actual	0.91%	$1,000.00	$1,166.30	$4.97
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

Class E(a)	Actual	0.81%	$1,000.00	$1,167.10	$4.42
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—98.7% of Net Assets

Security Description	Par Amount	Value*

Aerospace & Defense—0.7%
Hawker Beechcraft Acquisition Co., LLC 8.875%, 04/01/15 (a)	$209,625	$127,871
L-3 Communications Corp. 5.875%, 01/15/15	870,000	868,913
6.375%, 10/15/15	975,000	978,656
The Boeing Co. 4.875%, 02/15/20	990,000	992,684
TransDigm, Inc. (144A) 7.750%, 07/15/15	2,085,000	2,113,669

		5,081,793

Airlines—0.5%
Delta Air Lines, Inc. 6.821%, 08/10/22	875,352	835,961
Delta Air Lines, Inc. (144A) 9.500%, 09/15/14	380,000	394,725
12.250%, 03/15/15 (b)	420,000	420,000
Northwest Airlines, Inc. 1.175%, 05/20/14 (b)	1,880,088	1,579,274
United Air Lines, Inc. 9.750%, 01/15/17	510,000	520,200

		3,750,160

Asset Backed—3.5%
ACE Securities Corp. 0.361%, 02/25/31 (b)	1,387,465	1,039,642
Amortizing Residential Collateral Trust 2.031%, 08/25/32 (b)	94,099	26,870
Asset Backed Securities Corp. 3.083%, 04/15/33 (b)	49,214	13,280
Bear Stearns Asset Backed Securities Trust 0.601%, 01/25/34 (b)	65,701	43,280
1.481%, 08/25/37 (b)	3,097,592	1,924,078
6.000%, 10/25/36	4,678,945	2,576,032
6.500%, 10/25/36	4,755,367	2,457,110
Countrywide Asset Backed Certificates 1.481%, 06/25/34 (b)	262,572	42,990
Countrywide Home Equity Loan Trust 0.373%, 12/25/31 (b)	1,911,790	679,457
Ellington Loan Acquisition Trust (144A) 1.231%, 05/25/37 (b)	2,757,113	2,324,730
1.481%, 05/25/37 (b)	4,400,000	1,624,710
EMC Mortgage Loan Trust (144A) 0.681%, 05/25/43 (b)	2,081,156	1,558,457
0.931%, 01/25/41 (b)	700,000	498,472
GSAMP Trust 0.321%, 07/05/36 (b)	859,264	73,763
GSAMP Trust (144A) 0.341%, 05/25/36 (b)	974,609	916,122
GSRPM Mortgage Loan Trust (144A) 0.531%, 03/25/35 (b)	1,720,252	959,637
Hertz Vehicle Financing, LLC (144A) 5.290%, 03/25/16	1,270,000	1,267,132
Indymac Seconds Asset Backed Trust 0.361%, 06/25/36 (b)	2,735,982	259,674

Security Description	Par Amount	Value*

Asset Backed—(Continued)
Lehman XS Trust 0.351%, 06/25/37 (b)	$1,438,109	$825,883
Long Beach Mortgage Loan Trust 0.757%, 01/21/31 (b)	40,528	26,431
Mid-State Trust 7.340%, 07/01/35	452,498	445,211
Morgan Stanley Mortgage Loan Trust 0.381%, 03/25/36 (b)	1,503,343	226,385
Nelnet Student Loan Trust 1.762%, 04/25/24 (b)	1,680,000	1,753,911
RAAC Series (144A) 0.481%, 08/25/35 (b)	1,738,493	1,073,687
SACO I, Inc. 0.361%, 06/25/36 (b)	1,641,117	289,279
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (d)	35,690	0
7.750%, 04/27/33 (d)	783	0
SLM Student Loan Trust 0.272%, 07/25/17 (b)	384,351	384,228
Structured Asset Securities Corp. 0.481%, 11/25/37 (b)	1,817,391	1,695,333
Structured Asset Securities Corp. (144A) 0.341%, 02/25/36 (b)	1,596,124	116,272

		25,122,056

Auto Components—0.7%
Allison Transmission (144A) 11.250%, 11/01/15 (a)	4,134,000	4,320,030
American Axle & Manufacturing Holdings, Inc. (144A) 9.250%, 01/15/17	150,000	152,250
Keystone Automotive Operations, Inc. 9.750%, 11/01/13	775,000	333,250

		4,805,530

Automobiles—0.4%
Motors Liquidation Co. 8.250%, 07/15/23 (c) (e)	685,000	181,525
8.375%, 07/15/33 (c) (e)	10,380,000	2,802,600

		2,984,125

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc. (144A) 5.375%, 01/15/20	1,280,000	1,305,932
PepsiCo, Inc. 7.900%, 11/01/18	1,110,000	1,362,253

		2,668,185

Biotechnology—0.1%
Talecris Biotherapeutics Holdings Corp. (144A) 7.750%, 11/15/16	470,000	477,050

Capital Markets—0.9%
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	2,890,000	867

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Capital Markets—(Continued)
Merrill Lynch & Co., Inc. 6.875%, 04/25/18	$350,000	$377,103
Morgan Stanley 0.734%, 10/18/16 (b)	490,000	453,886
5.625%, 01/09/12	1,290,000	1,361,365
Terra Capital, Inc. (144A) 7.750%, 11/01/19	445,000	477,263
The Bear Stearns Cos., LLC 6.400%, 10/02/17	470,000	512,338
7.250%, 02/01/18	1,720,000	1,974,307
The Goldman Sachs Group, Inc. 4.500%, 06/15/10	1,110,000	1,130,006

		6,287,135

Collateralized-Mortgage Obligation—11.8%
American Home Mortgage Investment Trust 0.521%, 11/25/45 (b)	1,352,460	742,665
5.294%, 06/25/45	2,884,149	1,965,041
Banc of America Funding Corp. 0.403%, 05/20/36 (b)	1,215,712	891,742
Banc of America Mortgage Securities, Inc. 4.787%, 09/25/35 (b)	3,632,339	2,941,454
5.203%, 12/25/34 (b)	7,858,879	7,302,562
Bear Stearns Adjustable Rate Mortgage Trust 4.462%, 10/25/35 (b)	2,700,000	2,063,471
Bear Stearns Asset Backed Securities Trust 0.461%, 04/25/36 (b) (c)	2,689,226	1,226,473
Citigroup Mortgage Loan Trust, Inc. 3.544%, 12/25/35 (b)	4,961,516	2,730,722
Countrywide Alternative Loan Trust 0.431%, 05/25/36 (b)	2,400,375	1,091,446
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.591%, 03/25/35 (b)	547,371	427,396
0.651%, 11/25/34 (b)	337,130	271,798
Crusade Global Trust 0.444%, 09/18/34 (b)	340,398	331,468
Greenpoint Mortgage Funding Trust 0.311%, 03/25/37 (b)	4,385,543	3,391,032
GSMPS Mortgage Loan Trust (144A) 0.581%, 09/25/35 (b)	774,124	573,947
GSR Mortgage Loan Trust 4.186%, 10/25/35 (b)	669,132	500,649
Harborview Mortgage Loan Trust 0.453%, 06/25/37 (b)	6,159,791	3,103,218
0.483%, 01/19/36 (b)	2,118,194	1,142,594
1.231%, 08/19/37 (b)	4,327,503	2,250,617
Impac Secured Assets CMN Owner Trust 0.551%, 03/25/36 (b)	2,032,159	782,409
0.581%, 08/25/36 (b)	497,593	395,107
Indymac INDA Mortgage Loan Trust 6.158%, 11/25/37 (b)	2,930,314	2,033,017
Indymac Index Mortgage Loan Trust 0.591%, 01/25/35 (b)	1,158,187	685,063
3.919%, 03/25/35 (b)	1,068,718	772,989
5.609%, 08/25/37 (b)	5,184,416	2,697,442

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Lehman XS Trust 0.361%, 06/25/37 (b)	$4,570,096	$2,460,443
Luminent Mortgage Trust 0.421%, 05/25/46 (b)	2,573,362	1,138,489
Mastr Seasoned Securities Trust 4.835%, 10/25/32 (b)	584,585	480,827
Merit Securities Corp. (144A) 1.731%, 09/28/32 (b)	498,805	405,750
Merrill Lynch Mortgage Investors, Inc. 5.055%, 05/25/34 (b)	824,033	783,621
Morgan Stanley Mortgage Loan Trust 0.551%, 01/25/35 (b)	1,677,448	1,066,330
3.077%, 06/26/36 (b)	2,729,829	2,206,032
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	478,508	459,816

6.500%, 10/25/34	574,079	534,073
Novastar Mortgage-Backed Notes 0.421%, 06/25/36 (b)	2,554,942	1,199,112
Prime Mortgage Trust (144A) 6.000%, 05/25/35	949,055	917,469
6.000%, 11/25/36	4,679,845	3,926,683
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	2,255,998	2,160,119
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	6,639,718	5,688,371
RBSGC Mortgage Pass-Through Certificates 0.681%, 01/25/37 (b)	2,906,754	1,429,844
Structured Adjustable Rate Mortgage Loan Trust 3.991%, 01/25/35 (b)	1,537,765	1,068,216
5.627%, 09/25/35 (b)	2,563,662	1,825,325
Structured Asset Mortgage Investments, Inc. 3.592%, 08/25/35 (b)	216,109	139,831
Structured Asset Securities Corp. (144A) 0.581%, 06/25/35 (b)	1,441,037	1,080,664
WaMu Mortgage Pass-Through Certificates 0.501%, 12/25/45 (b)	4,188,425	2,869,491
0.511%, 11/25/45 (b)	3,039,380	1,782,919
0.521%, 07/25/45 (b)	56,510	41,227
0.521%, 10/25/45 (b)	1,745,063	1,249,713
5.512%, 04/25/37 (b)	2,414,514	1,703,412
5.607%, 11/25/36 (b)	3,700,000	2,529,624
5.920%, 09/25/36 (b)	1,475,636	1,119,276
Wells Fargo Mortgage-Backed Securities Trust 3.362%, 06/25/35 (b)	305,896	277,265
4.233%, 02/25/35 (b)	3,843,204	3,441,861
5.240%, 05/25/36 (b)	877,723	768,901

		85,069,026

Commercial Banks—2.4%
Barclays Bank plc 5.200%, 07/10/14	310,000	328,603
Barclays Bank plc (144A) 6.050%, 12/04/17	950,000	966,817

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Commercial Banks—(Continued)
Capital One Bank USA, N.A. 5.750%, 09/15/10 (e)	$50,000	$51,551
Commonwealth Bank of Australia (144A) 3.750%, 10/15/14	860,000	862,092
5.000%, 10/15/19	370,000	367,348
Credit Agricole S.A. (144A) 8.375%, 12/31/49 (b)	1,910,000	2,024,600
Glitnir Banki Hf (144A) 6.330%, 07/28/11 (c)	720,000	151,200
6.693%, 06/15/16 (b) (c)	1,400,000	140
ICICI Bank, Ltd. 6.375%, 04/30/22 (b)	619,000	551,861
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (b)	344,000	308,813
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (c)	350,000	86,625
7.125%, 05/19/16 (c)	450,000	45
7.625%, 02/28/15 (c)	5,920,000	1,465,200
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (c)	2,000,000	90,000
Nordea Bank AB (144A) 3.700%, 11/13/14	1,240,000	1,237,609
Rabobank Nederland NV (144A) 11.000%, 12/29/49 (b)	780,000	951,018
Royal Bank of Scotland Group plc 5.000%, 11/12/13 (e)	390,000	350,253
5.000%, 10/01/14	990,000	874,927
5.050%, 01/08/15	500,000	433,731
6.400%, 10/21/19	1,480,000	1,475,249
7.640%, 03/31/49 (b)	500,000	270,000
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (b)	1,180,000	1,097,400
Wachovia Corp. 5.250%, 08/01/14	3,110,000	3,219,662

		17,164,744

Commercial Mortgage-Backed Securities—2.4%
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	501,070
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	490,417	504,342
Credit Suisse Mortgage Capital Certificates 5.548%, 02/15/39 (b)	3,270,000	3,221,092
5.809%, 09/15/39 (b)	750,000	678,461
First Union National Bank Commercial Mortgage 0.635%, 05/17/32 (b) (f)	5,780,504	86,479
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	7,970,000	6,884,401
Merrill Lynch Mortgage Trust 5.656%, 05/12/39 (b)	1,890,000	1,847,070
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.749%, 06/12/50 (b)	4,400,000	3,688,354

		17,411,269

Security Description	Par Amount	Value*

Commercial Services & Supplies—0.4%
DynCorp International 9.500%, 02/15/13	$1,900,000	$1,923,750
U.S. Investigations Services, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,240,200

		3,163,950

Communications Equipment—0.8%
Intelsat Corp. 9.250%, 08/15/14	2,180,000	2,239,950
Intelsat Jackson Holdings, Ltd. 9.500%, 06/15/16 (e)	85,000	90,950
11.250%, 06/15/16 (e)	500,000	541,250
Intelsat Jackson Holdings, Ltd. (144A) 8.500%, 11/01/19	2,945,000	3,033,350

		5,905,500

Construction Materials—0.1%
Headwaters, Inc. (144A) 11.375%, 11/01/14 (e)	600,000	625,500

Consumer Finance—1.3%
American Express Co. 6.800%, 09/01/66 (b)	3,550,000	3,177,250
8.125%, 05/20/19	810,000	959,899
American Express Credit Corp. 5.125%, 08/25/14	70,000	73,761
SLM Corp. 3.420%, 04/01/14 (b)	670,000	499,780
5.000%, 10/01/13	1,565,000	1,439,706
5.000%, 04/15/15	60,000	52,268
5.050%, 11/14/14	310,000	279,614
5.375%, 05/15/14	2,955,000	2,725,603
5.625%, 08/01/33	295,000	222,418

		9,430,299

Containers & Packaging—0.0%
Radnor Holdings Corp. 11.000%, 03/15/10 (c)	175,000	17

Diversified Consumer Services—0.1%
Service Corp. International 7.500%, 04/01/27	330,000	293,700
7.625%, 10/01/18	125,000	123,750

		417,450

Diversified Financial Services—12.5%
AGFC Capital Trust I (144A) 6.000%, 01/15/67 (b)	815,000	285,250
Aiful Corp. (144A) 5.000%, 08/10/10	800,000	688,000
American General Finance Corp. 6.900%, 12/15/17	610,000	423,556
BAC Capital Trust XIV 5.630%, 12/31/49 (b)	2,520,000	1,738,800

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Bank of America Corp. 5.420%, 03/15/17	$1,700,000	$1,678,073
7.625%, 06/01/19	970,000	1,122,142
BHP Billiton Finance USA, Ltd. 6.500%, 04/01/19	1,360,000	1,559,998
Boeing Capital Corp. 4.700%, 10/27/19 (e)	520,000	507,308
CCM Merger, Inc. (144A) 8.000%, 08/01/13 (e)	600,000	486,750
Citigroup, Inc. 5.000%, 09/15/14	3,650,000	3,518,688
5.500%, 10/15/14	440,000	445,514
6.010%, 01/15/15	1,450,000	1,480,592
6.375%, 08/12/14	630,000	659,551
6.875%, 03/05/38	2,720,000	2,714,609
8.500%, 05/22/19	320,000	369,521
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (b)	500,000	435,000
Deutsche Telekom International Finance BV 5.750%, 03/23/16	820,000	870,719
Diageo Capital plc 7.375%, 01/15/14	1,330,000	1,538,561
FMC Finance III S.A. 6.875%, 07/15/17	750,000	744,375
Ford Motor Credit Co., LLC 5.504%, 06/15/11 (b) (e)	904,000	894,960
7.250%, 10/25/11	3,420,000	3,453,831
7.800%, 06/01/12	5,000,000	5,053,765
Gaz Capital S.A. (144A) 6.510%, 03/07/22	120,000	110,100
General Electric Capital Corp. 6.375%, 11/15/67 (b)	6,110,000	5,300,425
6.875%, 01/10/39	2,330,000	2,406,156
GMAC, Inc. 1.750%, 10/30/12	1,620,000	1,609,454
GMAC, LLC (144A) 6.625%, 05/15/12	2,383,000	2,335,340
6.750%, 12/01/14	411,000	390,450
6.875%, 09/15/11	7,171,000	7,063,435
7.250%, 03/02/11	25,000	24,750
7.500%, 12/31/13	748,000	721,820
Goldman Sachs Capital II 5.793%, 12/29/49 (b)	3,880,000	3,007,000
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (b)	50,000	41,000
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (b)	330,000	171,600
International Lease Finance Corp. 5.875%, 05/01/13	50,000	39,743
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,890,051
5.150%, 10/01/15	510,000	528,128
6.625%, 03/15/12	70,000	76,416
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (a) (g)	3,316	3

Security Description	Par Amount	Value*

Diversified Financial Services—(Continued)
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (b) (c)	$3,780,000	$1,134
Lehman Brothers Holdings E-Capital Trust I 3.850%, 08/19/65 (b) (c)	1,080,000	324
Leucadia National Corp. 8.125%, 09/15/15	520,000	530,400
Level 3 Financing, Inc. 9.250%, 11/01/14 (e)	4,015,000	3,794,175
Petrobras International Finance Co. 5.750%, 01/20/20	401,000	407,932
6.125%, 10/06/16 (e)	590,000	632,775
Reed Elsevier Capital, Inc. 8.625%, 01/15/19	1,140,000	1,387,117
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%, 12/29/49 (b)	770,000	629,807
Reynolds Group DL Escrow, Inc. (144A) 7.750%, 10/15/16	785,000	802,663
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	1,540,000	1,691,659
9.000%, 05/01/19	1,640,000	2,075,564
RSHB Capital S.A. for OJSC Russian Agricultural Bank (144A) 6.299%, 05/15/17	460,000	463,220
Shell International Finance BV 6.375%, 12/15/38	850,000	958,271
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (b) (e)	1,100,000	640,750
Sprint Capital Corp. 6.875%, 11/15/28	6,510,000	5,411,437
6.900%, 05/01/19	30,000	27,600
8.375%, 03/15/12	1,725,000	1,785,375
8.750%, 03/15/32	160,000	150,800
SunTrust Capital VIII 6.100%, 12/01/66 (b)	650,000	452,735
Telecom Italia Capital S.A. 5.250%, 10/01/15	1,150,000	1,202,379
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	240,000	234,600
7.500%, 07/18/16	780,000	799,500
UPC Germany GmbH (144A) 8.125%, 12/01/17	700,000	701,427
Verizon Wireless Capital, LLC 8.500%, 11/15/18	220,000	272,884
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications (144A) 8.375%, 04/30/13	160,000	169,200
Virgin Media Finance plc 9.125%, 08/15/16	1,820,000	1,917,825
9.500%, 08/15/16	600,000	644,250
Wells Fargo Capital X 5.950%, 12/15/36	930,000	809,100
Wells Fargo Capital XV 9.750%, 12/31/49 (b) (e)	3,300,000	3,531,000

		89,511,337

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Diversified Telecommunication Services—1.8%
AT&T, Inc. 5.500%, 02/01/18	$1,820,000	$1,899,017
6.550%, 02/15/39	630,000	663,807
Frontier Communications Corp. 7.125%, 03/15/19	165,000	155,925
Nordic Telephone Co. Holdings ApS (144A) 8.875%, 05/01/16	2,310,000	2,442,825
Qwest Communications International, Inc. (144A) 8.000%, 10/01/15 (e)	1,640,000	1,685,100
Royal KPN NV 8.000%, 10/01/10	990,000	1,039,500
Verizon Communications, Inc. 5.500%, 02/15/18	970,000	1,012,264
8.950%, 03/01/39	520,000	703,588
Verizon Florida, LLC 6.125%, 01/15/13 (e)	70,000	74,726
Verizon New York, Inc. 6.875%, 04/01/12	1,820,000	1,980,188
Windstream Corp. 8.625%, 08/01/16	1,200,000	1,221,000

		12,877,940

Electric Utilities—1.1%
Edison Mission Energy 7.000%, 05/15/17 (e)	170,000	134,300
7.200%, 05/15/19	5,780,000	4,378,350
7.625%, 05/15/27	190,000	128,725
7.750%, 06/15/16	220,000	187,000
Exelon Corp. 5.625%, 06/15/35	595,000	538,049
FirstEnergy Corp. 6.450%, 11/15/11	34,000	36,457
7.375%, 11/15/31	1,995,000	2,162,384

		7,565,265

Energy Equipment & Services—1.0%
Baker Hughes, Inc. 7.500%, 11/15/18	1,350,000	1,611,473
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	114,138
7.750%, 05/15/17 (e)	480,000	476,400
Energy Transfer Partners, L.P. 9.000%, 04/15/19	1,270,000	1,513,813
Hercules Offshore, Inc. (144A) 10.500%, 10/15/17 (e)	795,000	838,725
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17	1,410,000	1,480,379
6.950%, 01/15/38	1,290,000	1,374,834

		7,409,762

Federal Agencies—8.7%
Farmer Mac Guaranteed Notes Trust (144A) 5.125%, 04/19/17	3,400,000	3,543,497

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Bank 0.510%, 10/28/10	$5,390,000	$5,387,321
1.500%, 01/16/13	840,000	828,251
5.500%, 07/15/36	2,690,000	2,759,558
Federal Home Loan Mortgage Corp. 4.500%, TBA	1,900,000	1,895,250
5.000%, 12/01/34	110,096	113,250
5.500%, TBA	500,000	523,750
1156.500%, 06/15/21 (b) (f)	52	1,229
Federal National Mortgage Association Zero Coupon, 10/09/19	1,210,000	657,030
4.500%, TBA	800,000	798,500
5.000%, 08/01/34	264,301	272,079
5.000%, 03/01/35	225,725	232,368
5.000%, 05/01/35	640,420	658,465
5.000%, TBA	20,000,000	20,521,880
5.500%, TBA	100,000	104,672
6.000%, TBA	800,000	853,375
6.500%, 03/01/26	14,439	15,612
7.000%, 05/01/26	3,268	3,632
7.500%, 12/01/29	3,626	4,091
7.500%, 06/01/30	6,025	6,798
7.500%, 08/01/30	1,123	1,267
7.500%, 11/01/30	26,089	29,439
7.500%, 02/01/31	1,831	2,066
8.000%, 08/01/27	4,210	4,832
8.000%, 01/01/31	119,005	136,672
8.500%, 08/01/19	57,221	64,045
10.400%, 04/25/19	1,857	2,065
Government National Mortgage Association 1.383%, 11/20/59 (b)	5,311,344	5,344,434
5.500%, TBA	9,800,000	10,271,576
6.000%, TBA	7,300,000	7,723,653

		62,760,657

Food & Staples Retailing—0.6%
CVS Caremark Corp. 6.600%, 03/15/19	2,090,000	2,287,064
CVS Pass-Through Trust 6.943%, 01/10/30	2,046,465	2,057,209
Dollar General Corp. 10.625%, 07/15/15	246,000	272,445
Safeway, Inc. 7.250%, 02/01/31	50,000	57,547

		4,674,265

Food Products—0.1%
Dole Food Co., Inc. (144A) 8.000%, 10/01/16	410,000	416,150

Foreign Government—0.4%
Mexico Government International Bond 5.625%, 01/15/17	1,260,000	1,313,550

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Foreign Government—(Continued)
Region of Lombardy Italy 5.804%, 10/25/32	$925,000	$897,956
Russian Federation 11.000%, 07/24/18	310,000	429,319

		2,640,825

Gas Utilities—0.3%
El Paso Natural Gas Co. 8.375%, 06/15/32	330,000	391,901
Suburban Propane Partners, L.P. 6.875%, 12/15/13	1,682,000	1,682,000

		2,073,901

Health Care Providers & Services—3.8%
HCA, Inc. 6.250%, 02/15/13	1,143,000	1,111,567
6.375%, 01/15/15	1,500,000	1,415,625
9.250%, 11/15/16	690,000	740,887
9.625%, 11/15/16	6,996,000	7,573,170
HCA, Inc. (144A) 9.125%, 11/15/14	90,000	94,950
Humana, Inc. 7.200%, 06/15/18	540,000	552,279
Tenet Healthcare Corp. 6.875%, 11/15/31	95,000	76,000
Tenet Healthcare Corp. (144A) 8.875%, 07/01/19	2,321,000	2,506,680
9.000%, 05/01/15	1,297,000	1,400,760
10.000%, 05/01/18	1,622,000	1,816,640
U.S. Oncology Holdings, Inc. 6.428%, 03/15/12 (a) (b)	5,596,000	5,232,260
UnitedHealth Group, Inc. 6.000%, 02/15/18	1,500,000	1,549,422
Vanguard Health Holdings Co. I, LLC 11.250%, 10/01/15 (b)	900,000	947,250
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	1,295,000	1,341,944
WellPoint, Inc. 5.875%, 06/15/17	130,000	133,933
7.000%, 02/15/19	630,000	704,610

		27,197,977

Hotels, Restaurants & Leisure—1.3%
Boyd Gaming Corp. 6.750%, 04/15/14 (e)	100,000	90,125
El Pollo Loco, Inc. 11.750%, 12/01/12	220,000	228,250
11.750%, 11/15/13	1,740,000	1,583,400
Harrah’s Operating Co., Inc. (144A) 10.750%, 02/01/16 (e)	1,570,000	1,279,550
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10 (c)	1,354,000	560,217
Landry’s Restaurants, Inc. (144A) 11.625%, 12/01/15 (e)	560,000	593,600

Security Description	Par Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
MGM Mirage 6.750%, 09/01/12	$320,000	$285,600
7.625%, 01/15/17	130,000	101,075
MGM Mirage (144A) 10.375%, 05/15/14	575,000	623,875
11.125%, 11/15/17	1,380,000	1,528,350
11.375%, 03/01/18	900,000	805,500
Mohegan Tribal Gaming Authority (144A) 11.500%, 11/01/17 (e)	870,000	887,400
Station Casinos, Inc. 6.500%, 02/01/14 (c)	125,000	625
7.750%, 08/15/16 (c) (e)	2,870,000	448,438

		9,016,005

Household Durables—0.4%
Norcraft Cos., L.P. 9.000%, 11/01/11	3,135,000	3,138,919
Norcraft Holdings, L.P. 9.750%, 09/01/12 (h)	102,000	97,920

		3,236,839

Household Products—0.2%
ACCO Brands Corp. (144A) 10.625%, 03/15/15	990,000	1,089,000

Independent Power Producers & Energy Traders—3.4%
Energy Future Holdings Corp. 11.250%, 11/01/17 (a) (b)	16,438,268	11,630,075
Mirant Mid Atlantic Pass-Through Trust 10.060%, 12/30/28	2,893,654	3,052,805
Mirant North America, LLC 7.375%, 12/31/13	400,000	395,500
NRG Energy, Inc. 7.375%, 02/01/16	3,390,000	3,394,237
7.375%, 01/15/17	1,000,000	1,002,500
The AES Corp. 7.750%, 03/01/14	35,000	35,525
7.750%, 10/15/15	520,000	527,800
8.000%, 10/15/17	3,850,000	3,951,062
8.875%, 02/15/11	150,000	156,375
9.375%, 09/15/10	403,000	416,098

		24,561,977

Industrial Conglomerates—0.4%
Corporacion Andina de Fomento 6.875%, 03/15/12 (e)	2,900,000	3,107,927

Insurance—1.1%
American International Group, Inc. 5.850%, 01/16/18	350,000	287,185
6.250%, 03/15/37	760,000	418,000
8.250%, 08/15/18	2,180,000	2,046,693
Teachers Insurance & Annuity Association of America (144A) 6.850%, 12/16/39	1,180,000	1,219,811

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Insurance—(Continued)
The Travelers Cos., Inc. 6.250%, 03/15/67 (b)	$4,400,000	$4,008,356

		7,980,045

Internet Software & Services—0.8%
GXS Worldwide, Inc. (144A) 9.750%, 06/15/15	5,930,000	5,826,225

IT Services—0.1%
First Data Corp. 9.875%, 09/24/15 (e)	1,000,000	932,500

Leisure Equipment & Products—0.1%
NCL Corp., Ltd. (144A) 11.750%, 11/15/16 (e)	870,000	859,125
Seneca Gaming Corp. 7.250%, 05/01/12 (e)	225,000	219,375

		1,078,500

Marine—0.3%
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	291,550
Teekay Corp. 8.875%, 07/15/11	650,000	673,563
Trico Shipping A.S. (144A) 11.875%, 11/01/14	1,010,000	1,051,662

		2,016,775

Media—4.9%
Affinion Group, Inc. 10.125%, 10/15/13	1,650,000	1,695,376
11.500%, 10/15/15 (e)	1,790,000	1,875,025
Cablevision Systems Corp. 8.000%, 04/15/12	1,210,000	1,279,575
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	2,190,000	2,094,187
Charter Communications Operating, LLC (144A) 8.000%, 04/30/12 (b) (c)	1,560,000	1,602,900
10.875%, 09/15/14 (b) (c)	6,695,000	7,498,400
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	57,635
Comcast Cable Communications, LLC 8.875%, 05/01/17	600,000	718,870
Comcast Corp. 5.875%, 02/15/18	170,000	180,469
6.500%, 01/15/15	1,890,000	2,117,469
6.500%, 01/15/17	130,000	143,918
CSC Holdings, Inc. 6.750%, 04/15/12	350,000	361,375
CSC Holdings, Inc. (144A) 8.500%, 06/15/15	375,000	399,375
Dex Media West, LLC 8.500%, 08/15/10	1,170,000	1,263,600
DISH DBS Corp. 7.875%, 09/01/19	3,235,000	3,392,706

Security Description	Par Amount	Value*

Media—(Continued)
EchoStar DBS Corp. 6.625%, 10/01/14	$320,000	$322,800
7.750%, 05/31/15	2,095,000	2,194,512
Idearc, Inc. 8.000%, 11/15/16 (c)	8,740,000	611,800
News America, Inc. 6.650%, 11/15/37	100,000	105,631
R.H. Donnelley Corp. 6.875%, 01/15/13 (c)	225,000	21,094
8.875%, 01/15/16 (c)	225,000	21,094
Time Warner Cable, Inc. 5.850%, 05/01/17	920,000	966,620
6.750%, 06/15/39	540,000	565,545
8.250%, 04/01/19	1,210,000	1,441,224
8.750%, 02/14/19	350,000	426,571
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	510,000	609,675
Time Warner, Inc.
7.625%, 04/15/31	50,000	58,081
7.700%, 05/01/32	30,000	35,230
Univision Communications, Inc. (144A) 12.000%, 07/01/14 (e)	2,225,000	2,450,281
UPC Holding BV (144A) 9.875%, 04/15/18	395,000	416,725

		34,927,763

Metals & Mining—2.7%
Alcoa, Inc. 6.000%, 07/15/13 (e)	1,840,000	1,938,315
Barrick Gold Corp. 6.950%, 04/01/19	680,000	765,641
Metals USA, Inc. 11.125%, 12/01/15	2,445,000	2,472,506
Novelis, Inc. 7.250%, 02/15/15	4,895,000	4,662,488
Ryerson, Inc. 12.000%, 11/01/15	1,490,000	1,557,050
Steel Dynamics, Inc. 7.375%, 11/01/12	550,000	566,500
7.750%, 04/15/16 (b)	3,300,000	3,448,500
Teck Resources, Ltd. 9.750%, 05/15/14	590,000	680,713
10.250%, 05/15/16	500,000	582,500
10.750%, 05/15/19	970,000	1,159,150
Vale Overseas, Ltd. 6.875%, 11/21/36	1,070,000	1,069,102
Vedanta Resources plc (144A) 8.750%, 01/15/14	680,000	695,300

		19,597,765

Multi-Utilities—0.7%
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	93,725
7.750%, 06/01/19	4,075,000	3,535,063

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Multi-Utilities—(Continued)
Dynegy-Roseton Danskammer Pass-Through Trust 7.670%, 11/08/16	$500,000	$482,500
Pacific Gas & Electric Co. 6.050%, 03/01/34	770,000	803,906

		4,915,194

Multiline Retail—0.9%
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	3,810,000	3,352,800
9.000%, 10/15/15 (b) (e)	3,423,610	3,346,579

		6,699,379

Oil, Gas & Consumable Fuels—5.4%
Anadarko Petroleum Corp. 6.450%, 09/15/36	910,000	950,376
8.700%, 03/15/19	490,000	609,519
Belden & Blake Corp. 8.750%, 07/15/12	1,665,000	1,556,775
Berry Petroleum Co. 10.250%, 06/01/14	800,000	870,000
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	24,000
6.375%, 06/15/15	425,000	416,500
6.500%, 08/15/17	450,000	441,000
6.875%, 11/15/20	2,420,000	2,335,300
9.500%, 02/15/15 (e)	1,020,000	1,119,450
ConocoPhillips 6.500%, 02/01/39	1,940,000	2,153,093
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,394,260
El Paso Corp. 7.375%, 12/15/12 (e)	50,000	51,357
7.800%, 08/01/31	45,000	42,364
7.875%, 06/15/12 (e)	575,000	595,731
8.250%, 02/15/16	4,255,000	4,542,212
Enterprise Products Operating, LLC 9.750%, 01/31/14	2,630,000	3,138,847
Hess Corp. 7.300%, 08/15/31	910,000	1,034,111
7.875%, 10/01/29	240,000	287,845
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	541,493
7.875%, 09/15/31	2,270,000	2,647,580
Noble Energy, Inc. 8.250%, 03/01/19	1,000,000	1,196,381
OPTI Canada, Inc. 7.875%, 12/15/14 (e)	430,000	352,600
8.250%, 12/15/14	310,000	255,363
Peabody Energy Corp. 6.875%, 03/15/13	55,000	55,619
Pemex Project Funding Master Trust 6.625%, 06/15/35	410,000	390,382
Plains Exploration & Production Co. 8.625%, 10/15/19	205,000	210,638
10.000%, 03/01/16 (e)	1,100,000	1,204,500

Security Description	Par Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Quicksilver Resources, Inc. 7.125%, 04/01/16	$250,000	$233,125
11.750%, 01/01/16	780,000	885,300
SandRidge Energy, Inc. 8.625%, 04/01/15	2,000,000	2,000,000
SandRidge Energy, Inc. (144A) 9.875%, 05/15/16 (e)	85,000	89,463
Valero Energy Corp. 4.750%, 06/15/13	50,000	51,174
Whiting Peteroleum Corp. 7.000%, 02/01/14 (e)	205,000	205,769
7.250%, 05/01/12 (e)	300,000	301,500
Williams Cos., Inc. 7.125%, 09/01/11	50,000	53,435
7.500%, 01/15/31	925,000	997,828
7.625%, 07/15/19	125,000	140,122
7.750%, 06/15/31	1,410,000	1,546,229
7.875%, 09/01/21	1,091,000	1,251,399
8.750%, 03/15/32	45,000	53,850
XTO Energy, Inc. 5.650%, 04/01/16	1,620,000	1,770,550
6.250%, 08/01/17	20,000	22,647
6.500%, 12/15/18	200,000	228,540
6.750%, 08/01/37	200,000	235,578

		38,483,805

Paper & Forest Products—1.1%
Abitibi-Consolidated Co. of Canada (144A) 13.750%, 04/01/11 (b)	1,102,204	1,103,582
Appleton Papers, Inc. (144A) 11.250%, 12/15/15	3,244,000	2,745,235
NewPage Corp. 10.000%, 05/01/12	3,290,000	2,352,350
NewPage Corp. (144A) 11.375%, 12/31/14	1,485,000	1,499,850
PE Paper Escrow GmbH (144A) 12.000%, 08/01/14 (e)	330,000	364,650

		8,065,667

Pharmaceuticals—0.4%
Pfizer, Inc. 6.200%, 03/15/19	820,000	911,530
Roche Holdings, Inc. (144A) 6.000%, 03/01/19	780,000	858,518
Wyeth 5.500%, 03/15/13 (b)	50,000	54,364
5.950%, 04/01/37	1,190,000	1,240,906

		3,065,318

Real Estate Investment Trusts—0.5%
Boston Properties, L.P. 6.250%, 01/15/13 (e)	65,000	69,273
Ventas Realty, L.P. 9.000%, 05/01/12	3,050,000	3,187,250

		3,256,523

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Real Estate Management & Development—0.3%
Harrahs Operating Escrow, LLC (144A) 11.250%, 06/01/17	$1,685,000	$1,762,931
Realogy Corp. 10.500%, 04/15/14 (e)	660,000	570,900
11.000%, 04/15/14 (a)	643	531

		2,334,362

Road & Rail—0.6%
Kansas City Southern de Mexico S.A. de C.V. 12.500%, 04/01/16	2,400,000	2,760,000
RailAmerica, Inc. 9.250%, 07/01/17	1,224,000	1,302,030

		4,062,030

Semiconductors & Semiconductor Equipment—0.0%
Advanced Micro Devices, Inc. (144A) 8.125%, 12/15/17 (e)	235,000	234,119
Freescale Semiconductor, Inc. 8.875%, 12/15/14 (e)	100,000	91,750
10.125%, 12/15/16	30,000	24,150

		350,019

Specialty Retail—0.4%
Blockbuster, Inc. (144A) 11.750%, 10/01/14 (e)	1,675,000	1,582,875
Limited Brands, Inc. 6.950%, 03/01/33 (e)	60,000	51,000
Michaels Stores, Inc. 10.000%, 11/01/14 (e)	1,080,000	1,117,800

		2,751,675

Textiles, Apparel & Luxury Goods—0.2%
Oxford Industries, Inc. 11.375%, 07/15/15	1,360,000	1,496,000

Thrifts & Mortgage Finance—0.0%
Countrywide Home Loans, Inc. 4.000%, 03/22/11	75,000	76,597

Tobacco—0.4%
Alliance One International, Inc. (144A) 10.000%, 07/15/16	880,000	924,000
Altria Group, Inc. 8.500%, 11/10/13	760,000	878,279
Reynolds American, Inc. 6.750%, 06/15/17	575,000	595,473
7.250%, 06/01/12	270,000	296,815

		2,694,567

Trading Companies & Distributors—0.8%
H&E Equipment Services, Inc. 8.375%, 07/15/16	500,000	500,625
RSC Equipment Rental, Inc. 9.500%, 12/01/14 (e)	5,250,000	5,256,562

		5,757,187

Security Description	Par Amount	Value*

U.S. Treasury—14.1%
U.S. Treasury Bonds 3.500%, 02/15/39	$14,396,000	$11,791,217
4.250%, 05/15/39	8,080,000	7,580,050
4.375%, 11/15/39	15,140,000	14,491,826
4.500%, 08/15/39	13,190,000	12,891,168
U.S. Treasury Inflation Indexed Bonds (TIPS) 1.750%, 01/15/28	5,097,388	4,887,916
2.000%, 01/15/26	326,742	328,146
2.375%, 01/15/27	4,143,009	4,359,871
2.500%, 01/15/29	614,179	658,754
U.S. Treasury Notes 1.125%, 12/15/12	560,000	551,029
2.125%, 11/30/14	10,000	9,763
2.750%, 11/30/16	9,140,000	8,799,389
3.125%, 10/31/16	6,270,000	6,191,136
3.250%, 12/31/16	4,360,000	4,323,210
3.375%, 11/15/19	25,340,000	24,374,039

		101,237,514

Wireless Telecommunication Services—0.4%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	490,000	507,316
Cricket Communications, Inc. 7.750%, 05/15/16 (e)	1,555,000	1,551,113
New Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	64,615
Rogers Communications, Inc. 6.800%, 08/15/18	430,000	481,567
SBA Telecommunications, Inc. (144A) 8.250%, 08/15/19 (e)	85,000	90,100

		2,694,711

Yankee—0.0%
Royal Bank of Scotland Group plc 6.375%, 02/01/11	70,000	70,195
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	234,437

		304,632

Total Fixed Income (Identified Cost $787,548,178)		709,108,369

Fixed Income—Municipal—0.9%

Government Agency—0.9%
State of California 7.300%, 10/01/39	720,000	678,139
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	2,466,434
5.250%, 09/15/39	670,000	663,873
Virginia Housing Development Authority 6.000%, 06/25/34	2,900,235	2,727,554

Total Fixed Income—Municipal (Identified Cost $6,801,015)		6,536,000

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Preferred Stock—0.4%

Security Description	Shares	Value*

Diversified Financial Services—0.4%
Citigroup, Inc. (e)	10,800	$1,126,872
GMAC, Inc. (144A)	2,564	1,689,997

		2,816,869

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp.	117,175	123,034
Federal National Mortgage Association	84,850	93,335
Federal National Mortgage Association (144A)	3,400	4,590

		220,959

Total Preferred Stock (Identified Cost $6,863,805)		3,037,828

Common Stock—0.3%

Building Products—0.1%
Nortek, Inc. (i)	20,436	715,260

Chemicals—0.1%
Applied Extrusion Technologies, Inc. (Class B) (g) (i)	2,424	5,454
Georgia Gulf Corp. (i)	49,763	864,874

		870,328

Energy Equipment & Services—0.0%
SemGroup Corp. (i)	2,910	69,840

Media—0.1%
Charter Communications, Inc. (i)	15,892	564,166

Total Common Stock (Identified Cost $2,615,816)		2,219,594

Term Loans—0.3%

IT Services—0.3%
First Data Corp.
3.223%, 09/24/14	2,346,000	2,083,834

Total Term Loans (Identified Cost $2,252,160)		2,083,834

Warrants—0.0%

Oil, Gas & Consumable Fuels—0.0%
SemGroup Corp. (g) (i)	3,064	31

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (d) (g) (i)	125	0

Yankee—0.0%
Republic of Venezuela (g) (i)	3,750	99,375

Total Warrants (Identified Cost $40,147)		99,406

Options Purchased—0.0%
Security Description	Shares	Value*

Call Options—0.0%
10 Year U.S. Treasury Note Futures @ 117.50	119,000	$44,625

Total Options Purchased (Identified Cost $83,934)		44,625

Short Term Investments—9.6%
Security Description	Shares/Par Amount	Value*

Discount Notes—1.7%
Federal National Mortgage Association
0.010%, 01/11/10	$10,000,000	9,999,389
0.010%, 01/25/10	2,200,000	2,199,853

		12,199,242

Mutual Funds—5.1%
State Street Navigator Securities Lending Prime Portfolio (j)	36,530,840	36,530,840

Repurchase Agreement—0.8%
JPMorgan Tri-Party Repurchase Agreement dated 12/31/09 at 0.005% to be repurchased at $5,800,003 on 01/04/10, collateralized by $5,875,000 Federal Home Loan Bank due 04/30/10 with a value of $5,915,996.	$5,800,000	5,800,000

U.S. Treasury—2.0%
U.S. Treasury Bill 0.165%, 04/29/10	14,100,000	14,092,837

Total Short Term Investments (Identified Cost $68,622,919)		68,622,919

Total Investments—110.2% (Identified Cost $874,827,974) (k)		791,752,575
Liabilities in excess of other assets		(73,237,764)

Net Assets—100.0%		$718,514,811

(a)	Payment in Kind security for which part of the income earned may be paid as additional principal.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(c)	Non-Income Producing; Defaulted Bond.
(d)	Zero Valued Security.
(e)	All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $ 35,635,649 and the collateral received consisted of cash in the amount of $ 36,530,840. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments. The par amount shown reflects the notional amount of the bond.
(g)	Security was valued in good faith under procedures established by the Board of Directors.
(h)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. Rate disclosed is as of December 31, 2009.

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

(i)	Non-Income Producing.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $876,550,928 and the composition of unrealized appreciation and depreciation of investment securities was $25,295,804 and $(110,094,157), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the market value of 144A securities was $126,793,690, which is 17.6% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Protected Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Credit Quality Composition as of December 31, 2009 (Unaudited)	Percentage of Fixed Income Value
AAA/Government	29.7%
AA	4.9%
A	9.6%
BBB	12.4%
BB	17.1%
B	14.9%
CCC	9.4%
CC	0.2%
C	0.4%
D	1.2%
Not Rated	0.2%

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	3/15/2010	177	$43,846,506	$44,092,912	$246,406
U.S. Treasury Notes 2 Year Futures	3/31/2010	27	5,865,760	5,839,172	(26,588)
U.S. Treasury Notes 10 Year Futures	3/22/2010	978	115,289,827	112,913,156	(2,376,671)

Futures Contracts—Short
German Euro Bond Futures	3/8/2010	(80)	(14,092,185)	(13,897,099)	195,086
U.S. Treasury Notes 5 Year Futures	3/31/2010	(315)	(36,571,632)	(36,030,586)	541,046
U.S. Treasury Bond 30 Year Futures	3/22/2010	(217)	(26,134,107)	(25,036,375)	1,097,732

Net Unrealized Depreciation					($322,989)

Options Written

Options Written—Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures 99.25	JPMorgan Chase	9/13/2010	(158)	$(93,885)	$(58,261)	$35,624
Eurodollar Futures 99.375	JPMorgan Chase	6/14/2010	(85)	(37,999)	(35,063)	2,936
Eurodollar Futures 99.5	JPMorgan Chase	3/15/2010	(118)	(31,917)	(52,363)	(20,446)

Options Written—Puts

Eurodollar Futures 99.125	JPMorgan Chase	3/15/2010	(191)	(74,579)	(4,775)	69,804
Eurodollar Futures 99.375	JPMorgan Chase	6/14/2010	(85)	(41,049)	(46,750)	(5,701)
Eurodollar Futures 98.75	JPMorgan Chase	9/13/2010	(126)	(61,016)	(91,350)	(30,334)

Net Unrealized Appreciation				$(340,445)	$(288,562)	$51,883

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Common Stock
Building Products	$715,260	$—	$—	$715,260
Chemicals	864,874	—	5,454	870,328
Energy Equipment & Services	69,840	—	—	69,840
Media	564,166	—	—	564,166
Total Common Stock	2,214,140	—	5,454	2,219,594
Total Preferred Stock*	1,343,240	1,694,588	—	3,037,828
Total Warrants*	—	—	99,406	99,406
Fixed Income
Aerospace & Defense	—	5,081,793	—	5,081,793
Airlines	—	3,750,160	—	3,750,160
Asset Backed	—	25,122,056	—	25,122,056
Auto Components	—	4,805,530	—	4,805,530
Automobiles	—	2,984,125	—	2,984,125
Beverages	—	2,668,185	—	2,668,185
Biotechnology	—	477,050	—	477,050
Capital Markets	—	6,287,135	—	6,287,135
Collateralized-Mortgage Obligation	—	85,069,026	—	85,069,026
Commercial Banks	—	17,164,744	—	17,164,744
Commercial Mortgage-Backed Securities	—	17,411,269	—	17,411,269
Commercial Services & Supplies	—	3,163,950	—	3,163,950
Communications Equipment	—	5,905,500	—	5,905,500
Construction Materials	—	625,500	—	625,500
Consumer Finance	—	9,430,299	—	9,430,299
Containers & Packaging	—	17	—	17
Diversified Consumer Services	—	417,450	—	417,450
Diversified Financial Services	—	89,511,334	3	89,511,337
Diversified Telecommunication Services	—	12,877,940	—	12,877,940
Electric Utilities	—	7,565,265	—	7,565,265
Energy Equipment & Services	—	7,409,762	—	7,409,762
Federal Agencies	—	62,760,657	—	62,760,657
Food & Staples Retailing	—	4,674,265	—	4,674,265
Food Products	—	416,150	—	416,150
Foreign Government	—	2,640,825	—	2,640,825
Gas Utilities	—	2,073,901	—	2,073,901
Health Care Providers & Services	—	27,197,977	—	27,197,977
Hotels, Restaurants & Leisure	—	9,016,005	—	9,016,005
Household Durables	—	3,236,839	—	3,236,839
Household Products	—	1,089,000	—	1,089,000
Independent Power Producers & Energy Traders	—	24,561,977	—	24,561,977
Industrial Conglomerates	—	3,107,927	—	3,107,927
Insurance	—	7,980,045	—	7,980,045
Internet Software & Services	—	5,826,225	—	5,826,225

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Description	Level 1	Level 2	Level 3	Total
IT Services	$—	$932,500	$—	$932,500
Leisure Equipment & Products	—	1,078,500	—	1,078,500
Marine	—	2,016,775	—	2,016,775
Media	—	34,927,763	—	34,927,763
Metals & Mining	—	19,597,765	—	19,597,765
Multi-Utilities	—	4,915,194	—	4,915,194
Multiline Retail	—	6,699,379	—	6,699,379
Oil, Gas & Consumable Fuels	—	38,483,805	—	38,483,805
Paper & Forest Products	—	8,065,667	—	8,065,667
Pharmaceuticals	—	3,065,318	—	3,065,318
Real Estate Investment Trusts	—	3,256,523	—	3,256,523
Real Estate Management & Development	—	2,334,362	—	2,334,362
Road & Rail	—	4,062,030	—	4,062,030
Semiconductors & Semiconductor Equipment	—	350,019	—	350,019
Specialty Retail	—	2,751,675	—	2,751,675
Textiles, Apparel & Luxury Goods	—	1,496,000	—	1,496,000
Thrifts & Mortgage Finance	—	76,597	—	76,597
Tobacco	—	2,694,567	—	2,694,567
Trading Companies & Distributors	—	5,757,187	—	5,757,187
U.S. Treasury	—	101,237,514	—	101,237,514
Wireless Telecommunication Services	—	2,694,711	—	2,694,711
Yankee	—	304,632	—	304,632
Total Fixed Income	—	709,108,366	3	709,108,369
Total Fixed Income—Municipal*	—	6,536,000	—	6,536,000
Total Options Purchased*	44,625	—	—	44,625
Total Term Loans*	—	—	2,083,834	2,083,834
Short Term Investments
Discount Notes	—	12,199,242	—	12,199,242
Mutual Funds	36,530,840	—	—	36,530,840
Repurchase Agreement	—	5,800,000	—	5,800,000
U.S. Treasury	—	14,092,837	—	14,092,837
Total Short Term Investments	36,530,840	32,092,079	—	68,622,919
Total Investments	$40,132,845	$749,431,033	$2,188,697	$791,752,575

Futures Contracts**
Futures Contracts Long (Appreciation)	246,406	—	—	246,406
Futures Contracts Long (Depreciation)	(2,403,259)	—	—	(2,403,259)
Futures Contracts Short (Appreciation)	1,833,864	—	—	1,833,864
Total Futures Contracts	(322,989)	—	—	(322,989)
Written Options**
Written Call Options	(145,687)	—	—	(145,687)
Written Put Options	(142,875)	—	—	(142,875)
Total Written Options	(288,562)	—	—	(288,562)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and written options are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2009

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Common Stock	Preferred Stock	Warrants	Fixed Income	Term Loans	Total
Balance as of January 1, 2009	$16,968	$5	$93,750	$355,453	$1,521,488	$1,987,664
Transfers In (Out) of Level 3	0	0	0	(1,465,200)	0	(1,465,200)
Accrued discounts/premiums	0	0	0	47,561	0	47,561
Realized Gain (Loss)	0	(300)	0	(509,052)	1,200	(508,152)
Change in unrealized appreciation (depreciation)	(11,514)	300	5,656	1,571,241	591,146	2,156,829
Net Purchases (Sales)	0	(5)	0	0	(30,000)	(30,005)
Balance as of December 31, 2009	$5,454	$0	$99,406	$3	$2,083,834	$2,188,697

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a) (b)		$791,752,575
Receivable for:
Securities sold		12,027,303
Fund shares sold		240,786
Accrued interest		9,130,225
Foreign taxes		18,217

Total Assets		813,169,106
Liabilities
Payable for:
Securities purchased	$55,260,030
Fund shares redeemed	395,314
Futures variation margin	87,300
Foreign taxes	14,762
Collateral for securities loaned	36,530,840
Due to custodian bank	1,570,406
Options written, at fair value (c)	288,562
Accrued expenses:
Management fees	352,359
Distribution and service fees	55,796
Deferred directors’ fees	14,392
Other expenses	84,534

Total Liabilities		94,654,295

Net Assets		$718,514,811

Net assets consists of:
Paid in surplus		$793,896,891
Undistributed net investment income		46,285,774
Accumulated net realized losses		(38,321,534)
Unrealized depreciation on investments		(83,346,320)

Net Assets		$718,514,811

Net Assets
Class A		$418,598,010
Class B		208,616,454
Class E		91,300,347
Capital Shares (Authorized) Outstanding
Class A (60,000,000)		34,340,747
Class B (35,000,000)		17,192,752
Class E (16,750,000)		7,512,310
Net Asset Value, Offering and Redemption Price Per Share
Class A		$12.19
Class B		12.13
Class E		12.15

(a)	Identified cost of investments was $874,827,974.
(b)	Includes securities loaned at value of $35,635,649.
(c)	Premiums received on written options were $340,445.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends		$182,361
Interest (a) (b)		51,871,114

		52,053,475
Expenses
Management fees	$4,323,666
Distribution and service fees—Class B	456,048
Distribution and service fees—Class E	124,791
Directors’ fees and expenses	36,132
Custodian and accounting	112,090
Audit and tax services	42,999
Legal	17,202
Shareholder reporting	209,139
Insurance	11,085
Miscellaneous	12,221

Total expenses	5,345,373
Management fee waivers	(91,918)	5,253,455

Net Investment Income		46,800,020

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(40,554,619)
Futures contracts	3,540,492
Foreign currency transactions	15
Options	2,776,324	(34,237,788)

Net change in unrealized appreciation (depreciation) on:
Investments	175,141,491
Futures contracts	(5,546,854)
Foreign currency transactions	(42,266)
Options	2,691,239	172,243,610

Net realized and unrealized gain		138,005,822

Net Increase in Net Assets From Operations		$184,805,842

(a)	Includes net income on securities loaned of $315,469.
(b)	Net of withholding taxes of $19,491.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$46,800,020	$61,464,676
Net realized gain (loss)	(34,237,788)	19,518,732
Net change in unrealized appreciation (depreciation)	172,243,610	(238,990,642)

Increase (decrease) in net assets from operations	184,805,842	(158,007,234)

From Distributions to Shareholders
Net investment income
Class A	(41,585,074)	(28,408,409)
Class B	(11,745,960)	(8,483,742)
Class E	(5,534,384)	(4,435,092)

	(58,865,418)	(41,327,243)

Net realized gain
Class A	(18,354,068)	(4,191,405)
Class B	(5,381,003)	(1,336,607)
Class E	(2,499,399)	(680,867)

	(26,234,470)	(6,208,879)

Total distributions	(85,099,888)	(47,536,122)

Decrease in net assets from capital share transactions	(172,674,177)	(69,742,945)

Total decrease in net assets	(72,968,223)	(275,286,301)

Net Assets
Beginning of the period	791,483,034	1,066,769,335

End of the period	$718,514,811	$791,483,034

Undistributed Net Investment Income
End of the period	$46,285,774	$58,492,452

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	8,123,552	$87,975,516	13,155,483	$156,957,768
Reinvestments	6,316,032	59,939,142	2,707,626	32,599,814
Redemptions	(32,605,244)	(321,322,007)	(18,154,270)	(206,280,393)

Net decrease	(18,165,660)	$(173,407,349)	(2,291,161)	$(16,722,811)

Class B
Sales	1,631,672	$17,960,983	1,612,409	$19,385,190
Reinvestments	1,810,461	17,126,963	817,681	9,820,349
Redemptions	(2,848,105)	(30,377,768)	(4,895,477)	(55,151,766)

Net increase (decrease)	594,028	$4,710,178	(2,465,387)	$(25,946,227)

Class E
Sales	571,796	$6,377,084	477,667	$5,666,238
Reinvestments	848,340	8,033,783	425,621	5,115,959
Redemptions	(1,710,857)	(18,387,873)	(3,313,362)	(37,856,104)

Net decrease	(290,721)	$(3,977,006)	(2,410,074)	$(27,073,907)

Decrease derived from capital share transactions		$(172,674,177)		$(69,742,945)

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.30	$12.70	$12.58	$12.72	$13.04

Income (Loss) From Investment Operations
Net investment income	0.75 (a)	0.74 (a)	0.63 (a)	0.38	0.36
Net realized and unrealized gain (loss) on investments	2.28	(2.58)	(0.15)	0.22	(0.01)

Total from investment operations	3.03	(1.84)	0.48	0.60	0.35

Less Distributions
Distributions from net investment income	(0.79)	(0.49)	(0.35)	(0.64)	(0.41)
Distributions from net realized capital gains	(0.35)	(0.07)	(0.01)	(0.10)	(0.26)

Total distributions	(1.14)	(0.56)	(0.36)	(0.74)	(0.67)

Net Asset Value, End of Period	$12.19	$10.30	$12.70	$12.58	$12.72

Total Return (%)	32.22	(15.00)	4.03	5.06	2.83
Ratio of expenses to average net assets before fee waivers (%) (b)	0.69	0.65	0.66	0.72	0.75
Ratio of expenses to average net assets net of fee waivers (%)	0.67	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	6.87	6.34	5.03	4.91	4.11
Portfolio turnover rate (%)	228	280	504	700	507
Net assets, end of period (in millions)	$418.60	$541.02	$696.19	$366.98	$213.91

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.26	$12.65	$12.53	$12.66	$12.99

Income (Loss) From Investment Operations
Net investment income	0.70 (a)	0.71 (a)	0.59 (a)	0.54	0.40
Net realized and unrealized gain (loss) on investments	2.28	(2.57)	(0.14)	0.03	(0.08)

Total from investment operations	2.98	(1.86)	0.45	0.57	0.32

Less Distributions
Distributions from net investment income	(0.76)	(0.46)	(0.32)	(0.60)	(0.39)
Distributions from net realized capital gains	(0.35)	(0.07)	(0.01)	(0.10)	(0.26)

Total distributions	(1.11)	(0.53)	(0.33)	(0.70)	(0.65)

Net Asset Value, End of Period	$12.13	$10.26	$12.65	$12.53	$12.66

Total Return (%)	31.89	(15.20)	3.70	4.82	2.56
Ratio of expenses to average net assets before fee waivers (%) (b)	0.94	0.90	0.91	0.97	1.00
Ratio of expenses to average net assets net of fee waivers (%)	0.92	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	6.48	6.08	4.77	4.66	3.92
Portfolio turnover rate (%)	228	280	504	700	507
Net assets, end of period (in millions)	$208.62	$170.29	$241.18	$198.63	$120.59

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.27	$12.67	$12.55	$12.68	$13.00

Income (Loss) From Investment Operations
Net investment income	0.72 (a)	0.72 (a)	0.61 (a)	0.62	0.50
Net realized and unrealized gain (loss) on investments	2.29	(2.58)	(0.15)	(0.03)	(0.17)

Total from investment operations	3.01	(1.86)	0.46	0.59	0.33

Less Distributions
Distributions from net investment income	(0.78)	(0.47)	(0.33)	(0.62)	(0.39)
Distributions from net realized capital gains	(0.35)	(0.07)	(0.01)	(0.10)	(0.26)

Total distributions	(1.13)	(0.54)	(0.34)	(0.72)	(0.65)

Net Asset Value, End of Period	$12.15	$10.27	$12.67	$12.55	$12.68

Total Return (%)	31.97	(15.10)	3.89	4.85	2.67
Ratio of expenses to average net assets before fee waivers (%) (b)	0.84	0.80	0.81	0.87	0.90
Ratio of expenses to average net assets net of fee waivers (%)	0.82	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	6.59	6.15	4.87	4.75	3.95
Portfolio turnover rate (%)	228	280	504	700	507
Net assets, end of period (in millions)	$91.30	$80.17	$129.39	$137.05	$151.88

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2009 was $85,684,481 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to paydown reclasses, foreign currency transactions, capital loss carryforwards, post October loss deferral, and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,323,666	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period September 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.055%	On the first $500 million

Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$1,379,426,952	$237,094,368	$1,462,021,887	$373,712,183

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2009 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	960	$786,125
Options written	1,468	1,000,029
Options closed	(1,466)	(1,095,175)
Options expired	(601)	(527,178)

Options outstanding December 31, 2009	361	$163,801

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	1,277	$1,255,419
Options written	2,716	2,125,992
Options closed	(2,622)	(2,135,210)
Options expired	(969)	(1,069,557)

Options outstanding December 31, 2009	402	$176,644

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge to maintain investment exposure to a target asset class, to maintain exposure to the broad markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically

MSF-28

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market. Option activity for the year ended December 31, 2009 is indicated in Note 4 of Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2009, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$2,080,270	*	Net Assets—Unrealized depreciation on investments	$(2,403,259)*
Interest Rate Contracts				Payables—Options written, at value	(288,562)

Total		$2,080,270			$(2,691,821)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Location	Interest Rate Contracts
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$3,540,492
Options	2,776,324

Total	$6,316,816

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$(5,546,854)
Options	2,691,239

Total	$(2,855,615)

Average Contract Amount or Face Amount(a)
Futures Contracts	$182,994,966

(a)	Averages are based on activity levels at each quarter-end period during 2009.

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$74,269,035	$45,638,965	$10,830,853	$1,897,157	$—	$—	$85,099,888	$47,536,122

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$46,348,351	$—	$(84,563,774)	$(29,246,938)	$(67,462,361)

As of December 31, 2009, the Portfolio had $29,246,938 in capital loss carryforwards expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(7,905,326)

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management Strategic Bond Opportunities Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management Strategic Bond Opportunities Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-31

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-32

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-33

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-34

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-35

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-36

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-37

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Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A, B, and E shares of the Western Asset Management U.S. Government Portfolio returned 4.33%, 4.08%, and 4.19%, respectively, compared to its benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, which returned -0.32%.

MARKET ENVIRONMENT/CONDITIONS

It has been over a year since the collapse of Lehman Brothers and AIG. The financial system and the economy shifted from being near the next Great Depression toward a more stabilized system. The government intervened in unprecedented ways, from lending billions in support of key banks to taking over Fannie Mae and Freddie Mac. The Federal Reserve Board (“Fed”) also came out with a new set of policy tools to counter credit paralysis in the financial system. After reducing short-term interest rates to a historic low of 0% to 0.25% in December 2008, the Fed has since held their target overnight rate steady. Interest rates increased significantly during the period with the 10-year U.S. Treasury rising 163 basis points (“bps”) during the period to 3.84%. Additionally, the yield curve steepened.

The housing market saw more positive news later in the year, and new home sales and housing starts both increased. The Fed’s purchasing of mortgage-backed securities (“MBS”) helped keep mortgage rates low. The key S&P/Case-Shiller Home Price Index registered its first increases in over three years, leading many to conclude that the housing market had finally stabilized. Later in the year, with the expected expiration of the Fed’s purchase program of Agency mortgages on the horizon, we significantly reduced our position to Agency MBS, and increased our allocation to U.S. Treasuries.

The announcement of the government’s Public-Private Investment Program (PPIP) revived interest in the non-Agency mortgage market as prices for many securities increased. We maintained a significant overweight to non-Agency mortgages, as we still feel that these securities remain undervalued by the market.

With the Fed’s accommodative programs, we felt the economy would show signs of stabilization and therefore Treasury Inflation-Protected Securities (“TIPS”) would outperform as deflation fears would ameliorate. We therefore held a modest overweight to TIPS throughout 2009.

Despite the better environment, there are causes for concern. Continued foreclosures and loan modifications remain an ongoing concern. Both Freddie Mac and Fannie Mae showed increasing delinquency rates in their most recent reports. The latest data shows that market conditions have eased and that the recession has ended, but unemployment remains elevated and economic recovery is still tenuous. Consistent with this, prominent Fed officials have continually emphasized that the current, accommodative policy will be maintained. Widespread under-utilization of labor and capital in the broad economy should continue to dampen inflation pressures, but the growing government deficit could impart offsetting pressures on Treasury yields.

PORTFOLIO REVIEW/CURRENT POSITIONING

The Portfolio significantly outperformed the index in 2009. A significant underweight exposure to U.S. Treasuries contributed substantially to performance as spread sectors outperformed during the period. Allocation to non-Agency structured product, Agency MBS and TIPS were the most significant drivers of outperformance.

We thought that the Fed was not likely to raise its key rates in the near future, so short term yields would likely stay near current levels. Duration and yield curve strategies were contributors to performance overall for the period with the bulk of outperformance stemming from tactical duration management.

As the Fed continued to support the Agency mortgage market via direct purchases, implied volatility within the sector stabilized. Agency MBS, therefore, outperformed comparable Treasuries and contributed positively to returns. Though Agency mortgage spreads may have narrowed further due to various government purchase programs, we gradually reduced the Portfolio’s exposure to the sector from 77% to 13% in favor of cash and other sectors. Liquidity in the non-Agency structured product space increased as a result of the proposed government initiatives, PPIP and Term Asset Loan Facility (“TALF”). The Portfolio’s positioning in senior tranches and issues featuring superior credit enhancement ultimately aided issue selection within the sector. The Portfolio benefited as we gradually reduced its non-Agency exposure throughout the year.

We anticipated that market implied inflation would slowly increase as the economy began to stabilize; therefore, we held a moderate exposure to TIPS which contributed to the Portfolio’s performance as deflation fears continued to subside following the Federal Reserve’s quantitative easing program.

The yield curve is especially steep. Credit conditions have improved and short-dated government yields may rise as the financial markets begin pricing in possible Fed tightening. To that end, we will maintain a tactical duration policy, with a bias to be flat against the benchmark. We continue to maintain

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

exposure to spread sensitive sectors. Current yields, though lower than a few months ago, still appear to provide attractive compensation relative to Treasuries. We will continue to reduce the Portfolio’s exposure to Agency mortgages as we believe other sectors offer better risk-adjusted returns. We continue to hold the non-Agency sector allocation given our view that the securities remain undervalued.

Stephen A. Walsh

S. Kenneth Leech

Mark S. Lindbloom

Fredrick Marki

Edward A. Moody

Carl L. Eichstaedt

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year	Since Inception[2]
Western Asset Management U.S. Government Portfolio
Class A	4.33	2.82	4.36	—
Class B	4.08	2.56	—	2.80
Class E	4.19	2.67	—	3.43
Barclays Capital U.S. Intermediate Government Bond Index[1]	–0.32	4.74	5.65	—

1 The Barclays Capital U.S. Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

2 Inception dates of the Class A, Class B, and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligble qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
U.S. Treasury Notes	27.3
Federal National Mortgage Association	11.2
Federal Home Loan Mortgage Corp.	3.6
U.S. Treasury Bonds	3.4
Federal Home Loan Bank	2.6
Federal Farm Credit Bank	1.8
U.S. Treasury Inflation Indexed Bonds (TII)	1.3
The Financing Corp. (FICO) Strips	0.8
Countrywide Alternative Loan Trust	0.7
Mastr Reperforming Loan Trust (144A)	0.7

Top Sectors

% of Net Assets
Government	38.4
Cash & Equivalents	38.2
Residential Mortgage-Backed	20.6
Index-Linked	1.3
Asset Backed	1.0
Investment Grade	0.3
Commercial Mortgage-Backed	0.2

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.52%	$1,000.00	$1,038.50	$2.67
	Hypothetical	0.52%	$1,000.00	$1,022.56	$2.65

Class B(a)	Actual	0.77%	$1,000.00	$1,037.80	$3.96
	Hypothetical	0.77%	$1,000.00	$1,021.28	$3.92

Class E(a)	Actual	0.67%	$1,000.00	$1,037.80	$3.44
	Hypothetical	0.67%	$1,000.00	$1,021.79	$3.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—65.0% of Net Assets

Security Description	Par Amount	Value*

Asset Backed—1.7%
AAMES Mortgage Investment Trust (144A) 0.381%, 08/25/35 (a)	$75,733	$72,874
ACE Securities Corp. 0.361%, 02/25/31 (a)	2,727,087	2,043,434
Amortizing Residential Collateral Trust 0.511%, 01/01/32 (a)	99,797	49,920
Bayview Financial Aquisition Trust 0.621%, 08/28/44 (a)	41,922	36,376
Bayview Financial Asset Trust (144A) 0.831%, 12/25/39 (a)	634,684	443,257
Bear Stearns Asset Backed Securities Trust 0.341%, 10/25/36 (a)	903,112	857,660
0.581%, 09/25/34 (a)	1,405,158	1,363,079
Compucredit Acquired Portfolio Voltage Master Trust (144A) 0.403%, 09/15/18 (a)	3,172,236	2,366,457
Countrywide Home Equity Loan Trust 0.373%, 12/25/31 (a)	3,790,619	1,347,199
0.383%, 11/15/36 (a)	126,431	76,557
0.513%, 02/15/34 (a)	573,523	230,622
0.523%, 02/15/34 (a)	379,862	164,635
0.603%, 12/15/28 (a)	305,844	229,030
0.983%, 08/15/37 (a)	651,844	460,773
EMC Mortgage Loan Trust (144A) 0.681%, 12/25/42 (a)	165,154	95,794
Fremont Home Loan Trust 0.331%, 08/25/36 (a)	406,836	289,428
GMAC Mortgage Corp. Loan Trust 0.411%, 07/25/36 (a)	1,399,877	561,015
0.441%, 11/25/36 (a)	7,551,390	2,856,550
GSAMP Trust 0.321%, 07/05/36 (a)	1,486,664	127,622
GSR Mortgage Loan Trust 0.501%, 11/25/30 (a)	1,681,930	77,799
Indymac Seconds Asset Backed Trust 0.361%, 06/25/36 (a)	5,423,965	514,792
Lehman XS Trust 0.321%, 02/25/37 (a)	2,127,587	1,844,356
0.351%, 06/25/37 (a)	3,403,526	1,954,590
Morgan Stanley Mortgage Loan Trust 0.321%, 09/25/46 (a)	429,125	201,852
0.351%, 10/25/36 (a)	554,646	554,991
0.381%, 03/25/36 (a)	2,954,846	444,964
Nelnet Student Loan Trust 1.762%, 04/25/24 (a)	2,490,000	2,599,547
Option One Mortgage Loan Trust 0.811%, 06/25/33 (a)	203,799	136,613
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	2,232,030	1,224,583
RAAC Series (144A) 0.501%, 05/25/36 (a)	3,656,563	1,754,846
SACO I, Inc. 0.361%, 06/25/36 (a)	3,004,175	529,544
0.381%, 04/25/36 (a)	1,163,941	157,027
0.481%, 07/25/35 (a)	47,318	43,862
0.491%, 06/25/36 (a)	43,604	14,883

Security Description	Par Amount	Value*

Asset Backed—(Continued)
SLM Student Loan Trust 0.272%, 07/25/17 (a)	$762,076	$761,832
Soundview Home Equity Loan Trust 5.458%, 10/25/36 (a)	2,679,305	2,248,715
Structured Asset Securities Corp. (144A) 0.341%, 02/25/36 (a)	2,862,016	208,488
WMC Mortgage Loan Pass-Through Certificates 0.862%, 07/20/29 (a)	54,982	44,053

		28,989,619

Collateralized-Mortgage Obligation—6.6%
American Home Mortgage Assets 0.421%, 11/25/36 (a)	4,335,839	2,113,026
0.421%, 09/25/46 (a)	1,551,163	749,105
Banc of America Funding Corp. 1.663%, 06/20/35 (a)	655,133	308,237
5.791%, 10/25/36 (a)	153,712	150,475
Banc of America Mortgage Securities, Inc. 4.982%, 07/25/35 (a)	388,779	327,471
Bear Stearns Alt-A Trust 5.873%, 05/25/36 (a)	2,849,262	1,425,001
Citigroup Mortgage Loan Trust, Inc. 4.700%, 12/25/35 (a)	717,856	638,642
Countrywide Alternative Loan Trust 0.421%, 09/25/46 (a)	741,670	331,138
0.433%, 07/25/36 (a)	7,227,770	3,208,769
0.463%, 07/20/35 (a)	2,229,258	1,177,891
0.501%, 11/25/35 (a)	416,109	209,265
0.521%, 05/25/34 (a)	6,960,801	5,285,877
1.331%, 02/25/36 (a)	3,248,312	2,128,144
Countrywide Home Loan Mortgage Pass-Through Trust (144A) 0.591%, 03/25/35 (a)	312,783	244,226
0.651%, 07/25/36 (a)	3,395,297	2,559,209
Deutsche Mortgage Securities, Inc. (144A) 5.158%, 06/26/35 (a)	4,870,000	3,349,698
First Horizon Alternative Mortgage Securities 0.601%, 02/25/37 (a)	633,992	313,452
GMAC Mortgage Corp. Loan Trust 3.879%, 11/19/35 (a)	1,548,580	1,227,969
Greenpoint Mortgage Funding Trust 0.311%, 03/25/37 (a)	701,687	542,565
GSMPS Mortgage Loan Trust (144A) 0.581%, 01/25/35 (a)	782,025	608,611
0.581%, 09/25/35 (a)	1,011,199	749,718
0.631%, 06/25/34 (a)	1,372,106	1,086,171
5.020%, 06/25/34 (a)	7,358,891	5,551,087
GSR Mortgage Loan Trust 3.598%, 04/25/35 (a)	1,678,053	1,401,847
Harborview Mortgage Trust 0.383%, 03/19/38 (a)	783,431	380,853
0.413%, 11/19/46 (a)	280,976	133,948
0.433%, 10/19/37 (a)	703,734	359,430
Impac Secured Assets CMN Owner Trust 0.551%, 03/25/36 (a)	7,914,910	3,047,349

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
JPMorgan Mortgage Trust 4.572%, 07/25/34 (a)	$1,095,742	$1,048,039
Lehman XS Trust 0.361%, 06/25/37 (a)	677,051	364,510
Luminent Mortgage Trust 0.421%, 05/25/46 (a)	5,057,987	2,237,719
Mastr Adjustable Rate Mortgages Trust 0.431%, 05/25/47 (a)	10,643,344	5,033,354
1.432%, 12/25/46 (a)	10,274,625	2,994,026
3.911%, 12/25/34 (a)	38,429	23,583
4.049%, 02/25/34 (a)	408,540	349,324
Mastr Reperforming Loan Trust (144A) 0.581%, 05/25/35 (a)	654,245	519,222
4.896%, 05/25/35 (a)	7,315,860	4,545,637
5.820%, 05/25/36 (a)	6,344,232	5,576,976
6.000%, 08/25/34	172,638	156,939
7.000%, 08/25/34	773,356	731,425
Mastr Seasoned Securities Trust 4.834%, 10/25/32 (a)	55,636	47,917
Merrill Lynch Mortgage Investors, Inc. 0.501%, 04/25/35 (a)	114,116	66,154
Morgan Stanley Mortgage Loan Trust 0.301%, 06/25/36 (a)	1,389,770	1,016,440
3.224%, 06/26/36 (a)	4,817,346	3,892,997
3.375%, 07/25/35 (a)	585,351	375,725
3.459%, 10/25/34 (a)	331,079	272,859
Nomura Asset Acceptance Corp. (144A) 6.500%, 03/25/34	75,554	72,603
Novastar Mortgage-Backed Notes 0.421%, 06/25/36 (a)	5,021,782	2,356,876
Provident Funding Mortgage Loan Trust 3.907%, 10/25/35 (a)	414,249	370,467
4.306%, 05/25/35 (a)	2,604,385	2,056,003
Residential Accredit Loans, Inc. 0.321%, 10/25/46 (a)	3,625,286	3,431,767
0.391%, 01/25/37 (a)	901,468	467,495
0.631%, 10/25/45 (a)	791,086	406,553
5.810%, 12/25/35 (a)	4,625,693	1,932,593
Residential Funding Mortgage Securities I 4.750%, 12/25/18	2,615,652	2,654,887
SACO I, Inc. (144A) 8.965%, 06/25/21 (a)	3,728,760	3,781,970
Structured Adjustable Rate Mortgage Loan Trust 5.172%, 05/25/35 (a)	8,403,278	5,985,018
Structured Asset Mortgage Investments, Inc. 0.411%, 09/25/37 (a)	4,638,980	2,447,382
0.411%, 07/25/46 (a)	496,085	250,085
0.441%, 08/25/36 (a)	819,104	396,112
Structured Asset Securities Corp. (144A) 0.581%, 04/25/35 (a)	5,789,761	4,468,164
0.631%, 09/25/33 (a)	94,373	79,272
5.059%, 06/25/35 (a)	340,166	280,607
Thornburg Mortgage Securities Trust 0.366%, 06/25/37 (a)	6,948,588	6,794,802

Security Description	Par Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Thornburg Mortgage Securities Trust 6.196%, 09/25/37 (a)	$311,363	$248,816
6.209%, 09/25/37 (a)	315,757	252,224
WaMu Mortgage Pass-Through Certificates 0.491%, 11/25/45 (a)	155,866	111,522
0.501%, 12/25/45 (a)	4,257,503	2,881,544
0.521%, 12/25/45 (a)	335,395	213,183
0.551%, 08/25/45 (a)	386,311	269,460
0.631%, 08/25/45 (a)	793,789	435,493
4.631%, 04/25/35 (a)	100,000	78,783

		111,585,701

Commercial Mortgage-Backed Securities—0.2%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	77,644
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	780,000	657,974
Merrill Lynch Mortgage Trust 5.656%, 05/12/39 (a)	2,757,500	2,694,866

		3,430,484

Federal Agencies—19.7%
Federal Farm Credit Bank 2.750%, 05/04/10	29,000,000	29,252,126
Federal Home Loan Bank 3.100%, 02/04/10	30,185,000	30,259,406
5.250%, 12/11/20	12,000,000	12,688,656
Federal Home Loan Mortgage Corp. 1.750%, 06/15/12	9,100,000	9,140,304
2.125%, 03/23/12	9,200,000	9,340,990
3.834%, 01/01/35 (a)	58,389	60,513
3.965%, 01/01/35 (a)	97,116	99,720
4.000%, 05/01/19	108,195	110,539
4.500%, 04/15/32	304,579	294,158
4.500%, 04/01/33	1,738,574	1,747,991
4.500%, 04/01/35	1,339,324	1,341,138
5.000%, 12/01/18	1,045,082	1,101,384
5.000%, 08/01/19	1,460,863	1,537,738
5.000%, 08/01/33	201,824	207,794
5.000%, 12/01/34	275,240	283,125
5.000%, 10/01/35	6,633,405	6,815,132
5.000%, 05/01/36	1,934,780	1,987,785
5.125%, 11/17/17 (b)	6,500,000	7,076,784
5.500%, 07/01/35	1,455,448	1,530,191
5.500%, 10/01/35	5,454,430	5,734,538
5.550%, 11/01/37 (a)	1,188,808	1,260,235
5.675%, 01/01/37 (a)	908,877	962,153
5.692%, 02/01/37 (a)	90,954	96,221
5.813%, 11/01/37 (a)	1,019,705	1,083,119
5.883%, 05/01/37 (a)	241,957	256,991
5.904%, 05/01/37 (a)	247,971	263,937
6.000%, 10/01/10	46	48
6.000%, 10/01/28	53,939	57,849
6.000%, 11/01/28	73,752	79,099

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 12/01/31	$59,625	$63,891
6.000%, 10/01/37	4,715,228	5,008,456
6.500%, 08/01/13	7,507	7,946
6.500%, 03/01/26	1,950	2,111
6.500%, 07/01/26	38,572	41,743
6.500%, 09/01/31	104,552	113,079
7.000%, 07/01/11	2,042	2,138
7.500%, 05/01/32	194,359	218,016
8.000%, 12/01/19	7,888	8,565
8.000%, 07/01/20	18,867	20,719
8.000%, 09/01/30	15,746	18,042
8.500%, 06/15/21	109,171	120,020
9.000%, 10/01/17	2,505	2,806
Federal National Mortgage Association 3.896%, 12/01/34 (a)	147,877	151,738
4.000%, 08/01/19	55,816	57,043
4.000%, 08/01/20	822,356	829,898
4.000%, 05/01/33	724,408	701,393
4.500%, 05/01/19	812,078	844,400
4.500%, 09/01/19	1,642,585	1,707,962
4.500%, 03/01/20	393,692	408,623
4.500%, 04/01/20	14,082	14,616
4.500%, 08/01/35	135,006	135,399
4.500%, 10/01/35	333,668	334,641
4.750%, 11/19/12	7,550,000	8,173,577
4.852%, 01/25/43 (a)	727,317	707,770
5.000%, 10/01/17	1,626,372	1,713,989
5.000%, 12/01/17	9,678,467	10,199,876
5.000%, 02/01/18	2,007,142	2,114,997
5.000%, 03/01/18	1,646,604	1,737,165
5.000%, 04/01/18	2,365,454	2,492,151
5.000%, 05/01/18	840,802	885,836
5.000%, 06/01/18	2,237,715	2,357,568
5.000%, 11/01/18	2,571,853	2,709,603
5.000%, 10/01/20	1,409,783	1,481,767
5.000%, 11/01/33	7,928,713	8,169,466
5.000%, 07/01/34	9,481,283	9,760,290
5.000%, 08/01/34	845,764	870,653
5.000%, 03/01/35	620,744	639,011
5.000%, 06/01/35	8,674,938	8,930,217
5.000%, 08/01/35	6,368,832	6,548,287
5.000%, 09/01/35	2,603,316	2,676,670
5.000%, 10/01/35	8,841,211	9,090,331
5.000%, 12/01/35	441,256	453,689
5.000%, 11/01/36	2,039,347	2,096,810
5.500%, 08/01/22	361,585	383,155
5.500%, 12/01/22	31,608	33,494
5.500%, 09/01/24	2,363,014	2,500,238
5.500%, 02/01/35	9,948,268	10,466,926
5.500%, 04/01/35	2,676,565	2,811,509
5.500%, 09/01/35	8,061,948	8,468,405
5.500%, 12/01/35	647,916	680,582
5.500%, 11/01/36	16,642,935	17,453,412
5.500%, 08/01/37	10,901,027	11,450,621

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 04/01/38	$236,551	$247,886
5.500%, 05/01/38	1,644,193	1,722,977
5.500%, TBA	13,000,000	13,747,500
5.593%, 05/01/36 (a)	10,917,012	11,513,284
6.000%, 06/01/32	207,869	222,159
6.000%, 01/01/33	598,649	639,806
6.000%, 04/01/35	5,448,620	5,816,527
6.250%, 02/01/11	4,920,000	5,168,804
6.457%, 07/01/37 (a)	607,632	650,166
6.500%, 12/01/10	452	465
6.500%, 04/01/13	22,710	24,450
6.500%, 07/01/13	13,358	14,381
6.500%, 06/01/17	281,984	306,123
6.500%, 03/01/26	3,425	3,703
6.500%, 12/01/27	6,414	6,945
6.500%, 04/01/29	204,144	221,063
6.500%, 05/01/32	287,594	308,675
6.500%, 07/01/32	2,452,701	2,690,275
6.500%, 09/01/34	267,139	287,592
6.500%, 11/01/36	484,255	519,666
6.500%, 09/01/37	623,127	668,011
6.500%, 10/01/37	38,651	41,435
7.000%, 12/01/14	15,394	16,589
7.000%, 07/01/15	3,197	3,468
7.000%, 11/01/23	4,992	5,565
7.000%, 02/01/28	13,899	15,415
7.000%, 10/01/28	124,730	138,299
7.000%, 11/01/28	6,895	7,631
7.000%, 02/01/29	22,951	25,453
7.000%, 01/01/30	9,679	10,721
7.000%, 11/01/31	86,356	96,200
7.000%, 01/01/34	452,929	499,652
7.500%, 02/01/16	61,289	67,061
7.500%, 11/01/29	44,305	49,986
7.500%, 11/01/30	19,567	22,079
7.500%, 01/01/31	8,772	9,898
7.500%, 04/01/32	41,718	47,079
7.500%, 05/01/32	24,264	27,382
8.000%, 05/01/28	7,539	8,654
8.000%, 08/01/30	3,147	3,608
8.000%, 10/01/30	9,690	11,109
8.000%, 02/01/31	280,090	321,552
8.000%, 07/01/32	1,345	1,542
11.500%, 09/01/19	458	509
12.000%, 10/01/15	25,480	28,364
12.000%, 01/15/16	858	957
12.500%, 09/20/15	1,144	1,291
12.500%, 01/15/16	5,482	6,205
Government National Mortgage Association 5.500%, 09/15/34	1,584,276	1,670,245
5.500%, 06/15/35	382,147	402,407
5.500%, 12/15/35	3,274,956	3,448,575
6.000%, 03/15/33	3,524,936	3,761,199
6.000%, 10/15/36	375,053	397,067
6.000%, 02/15/37	88,970	94,412

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2009

Fixed Income—(Continued)

Security Description	Par Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association
6.000%, 11/15/37	$117,785	$124,667
6.500%, 06/15/31	18,753	20,253
6.500%, 08/15/34	563,386	600,517
7.000%, 09/15/31	29,893	33,283
7.500%, 01/15/29	13,646	15,368
7.500%, 09/15/29	9,682	10,904
7.500%, 02/15/30	17,634	19,535
7.500%, 05/15/30	12,780	14,399
7.500%, 09/15/30	26,335	29,671
8.500%, 05/15/18	16,408	18,608
8.500%, 06/15/25	98,068	112,958
9.000%, 12/15/16	9,493	10,562

		330,573,766

Government Agency—1.2%
National Archives Facility Trust 8.500%, 09/01/19	4,468,137	5,295,994
Tennessee Valley Authority 5.250%, 09/15/39	1,580,000	1,565,551
The Financing Corp. (FICO) Strips Zero Coupon, 06/27/11	13,949,000	13,628,201

		20,489,746

U.S. Treasury—35.6%
U.S. Cash Management Bill 0.010%, 06/17/10	60,000,000	59,956,858
U.S. Treasury Bonds 3.500%, 02/15/39 (b)	15,360,000	12,580,792
4.250%, 05/15/39 (b)	8,440,000	7,917,775
4.500%, 08/15/39 (b)	2,270,000	2,218,571
7.125%, 02/15/23 (b)	25,770,000	33,050,025
U.S. Treasury Inflation Indexed Bonds (TIPS) 2.000%, 01/15/26 (b) (c)	8,135,876	8,170,836
2.375%, 01/15/27	9,776,002	10,287,717
2.500%, 01/15/29 (b)	3,614,592	3,876,931
U.S. Treasury Notes 0.750%, 11/30/11 (b)	21,700,000	21,558,451
1.750%, 08/15/12 (b)	10,070,000	10,135,294
2.125%, 11/30/14 (b)	210,540,000	205,556,519
2.375%, 08/31/14 (b)	17,340,000	17,212,655
2.375%, 03/31/16 (b)	47,540,000	45,482,421
3.125%, 05/15/19	5,000,000	4,735,155
3.375%, 11/15/19	22,320,000	21,469,162
3.750%, 11/15/18 (b)	125,000,000	124,990,250
4.000%, 08/15/18	20,000	20,427
4.750%, 08/15/17	7,430,000	8,062,129

		597,281,968

Total Fixed Income (Identified Cost $1,166,104,996)		1,092,351,284

Preferred Stock—0.0%
Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp.	150,025	$157,526
Federal National Mortgage Association	108,775	119,652

Total Preferred Stock (Identified Cost $6,470,000)		277,178

Short Term Investments—52.4%
Security Description	Shares/Par Amount	Value*

Discount Notes—13.1%
Federal Home Loan Mortgage Corp. 0.010%, 01/26/10	$30,000,000	29,995,625
0.010%, 07/13/10	90,000,000	89,898,675
Federal National Mortgage Association 0.010%, 01/11/10	100,000,000	99,993,889

		219,888,189

Mutual Funds—17.7%
State Street Navigator Securities Lending Prime Portfolio (e)	296,619,516	296,619,516

Repurchase Agreement—4.0%
Deutsche Bank Repurchase Agreement dated 12/31/09 at 0.010% to be repurchased at $66,600,074 on 01/04/10, collateralized by $63,712,000 U.S. Treasury Notes due 05/15/15 with a value of $67,932,016.	66,600,000	66,600,000

U.S. Treasury—17.6%
U.S. Treasury Bill 0.292%, 11/18/10 (b)	144,160,000	143,650,683
0.165%, 04/29/10 (b)	152,900,000	152,818,373

		296,469,056

Total Short Term Investments (Identified Cost $879,576,761)		879,576,761

Total Investments—117.4% (Identified Cost $2,052,151,757) (f)		1,972,205,223
Liabilities in excess of other assets		(292,324,593)

Net Assets—100.0%		$1,679,880,630

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2009.
(b)

All or a portion of the security was on loan. As of December 31, 2009, the market value of securities loaned was $290,882,943 and the collateral received consisted of cash in the amount of $296,619,516 and non-cash collateral with a value of $729,240. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2009

benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $2,055,643,656 and the composition of unrealized appreciation and depreciation of investment securities was $13,600,393 and $(97,038,826), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2009, the market value of 144A securities was $39,303,251, which is 2.3% of total net assets.

(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TIPS)—	A Treasury Inflation Indexed Security is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Credit Quality Composition as of December 31, 2009 (Unaudited)	Percentage of Fixed Income Value
AAA/Government	95.2%
AA	0.8%
A	0.0%
BBB	0.5%
BB	0.5%
B	1.7%
CCC	1.2%
CC	0.1%

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	6/14/2010	56	$13,739,152	$13,904,800	$165,648
90 Day Eurodollar Futures	9/13/2010	421	102,983,757	104,092,250	1,108,493
90 Day Eurodollar Futures	12/13/2010	348	85,700,344	85,668,900	(31,444)
90 Day Eurodollar Futures	3/19/2012	445	108,035,559	107,628,813	(406,746)
U.S. Treasury Notes 5 Year Futures	3/31/2010	423	49,180,234	48,383,930	(796,304)
U.S. Treasury Notes 10 Year Futures	3/22/2010	1,358	160,195,242	156,785,344	(3,409,898)
U.S. Treasury Bond 30 Year Futures	3/22/2010	111	13,315,330	12,806,625	(508,705)

Net Unrealized Depreciation					($3,878,956)

Options Written

Options Written–Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2009	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures 99.25	JPMorgan Chase	9/13/2010	(153)	$(68,353)	$(56,419)	$11,934
Eurodollar Futures 99.375	JPMorgan Chase	6/14/2010	(201)	(89,834)	(82,912)	6,922
Eurodollar Midcurve 2 Year Future 97	JPMorgan Chase	3/12/2010	(156)	(100,893)	(66,300)	34,593

Options Written—Puts
Eurodollar Futures 98.75	JPMorgan Chase	9/13/2010	(153)	(104,690)	(110,925)	(6,235)
Eurodollar Futures 99.375	JPMorgan Chase	6/14/2010	(201)	(97,072)	(110,550)	(13,478)

Totals				$(460,842)	$(427,106)	$33,736

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2009

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Total Fixed Income*	$—	$1,092,351,284	$—	$1,092,351,284
Total Preferred Stock*	277,178	—	—	277,178
Short Term Investments
Discount Notes	—	219,888,189	—	219,888,189
Mutual Funds	296,619,516	—	—	296,619,516
Repurchase Agreement	—	66,600,000	—	66,600,000
U.S. Treasury	—	296,469,056	—	296,469,056
Total Short Term Investments	296,619,516	582,957,245	—	879,576,761
Total Investments	$296,896,694	$1,675,308,529	$—	$1,972,205,223

Futures Contracts**
Futures Contracts Long (Appreciation)	$1,274,141	$—	$—	$1,274,141
Futures Contracts Long (Depreciation)	(5,153,097)	—	—	(5,153,097)
Total Futures Contracts	(3,878,956)	—	—	(3,878,956)
Written Options**
Call Options Written	(205,631)	—	—	(205,631)
Put Options Written	(221,475)	—	—	(221,475)
Total Written Options	(427,106)	—	—	(427,106)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures and written options are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Investments at value (a)(b)		$1,972,205,223
Cash		62,074
Receivable for:
Securities sold		12,997,508
Fund shares sold		2,756,336
Accrued interest		5,369,677

Total Assets		1,993,390,818
Liabilities
Payable for:
Securities purchased	$13,867,344
Fund shares redeemed	846,254
Futures variation margin	892,129
Collateral for securities loaned	296,619,516
Options written, at fair value (c)	427,106
Accrued expenses:
Management fees	672,964
Distribution and service fees	83,911
Deferred directors’ fees	12,162
Other expenses	88,802

Total Liabilities		313,510,188

Net Assets		$1,679,880,630

Net assets consists of:
Paid in surplus		$1,710,488,329
Undistributed net investment income		47,705,528
Accumulated net realized gains		5,478,527
Unrealized depreciation on investments		(83,791,754)

Net Assets		$1,679,880,630

Net Assets
Class A		$1,259,020,791
Class B		356,299,870
Class E		64,559,969
Capital Shares (Authorized) Outstanding
Class A (150,000,000)		106,130,481
Class B (50,000,000)		30,176,379
Class E (20,000,000)		5,463,058
Net Asset Value, Offering and Redemption Price Per Share
Class A		$11.86
Class B		11.81
Class E		11.82

(a)	Identified cost of investments was $2,052,151,757.
(b)	Includes securities loaned at value of $290,882,943.
(c)	Premiums received on written options were $460,842.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Interest (a)		$52,139,988

Expenses
Management fees	$7,087,807
Distribution and service fees—Class B	760,791
Distribution and service fees—Class E	98,288
Directors’ fees and expenses	33,868
Custodian and accounting	148,583
Audit and tax services	42,999
Legal	34,997
Shareholder reporting	240,130
Insurance	20,350
Miscellaneous	12,946

Total expenses	8,480,759
Management fee waivers	(12,740)	8,468,019

Net Investment Income		43,671,969

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	17,720,822
Futures contracts	3,897,770
Options	1,253,934	22,872,526

Net change in unrealized appreciation (depreciation) on:
Investments	7,583,461
Futures contracts	(13,295,129)
Options	2,829,631	(2,882,037)

Net realized and unrealized gain		19,990,489

Net Increase in Net Assets From Operations		$63,662,458

(a)	Includes net income on securities loaned of $887,069.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$43,671,969	$58,922,645
Net realized gain	22,872,526	5,460,742
Net change in unrealized depreciation	(2,882,037)	(75,915,032)

Increase (decrease) in net assets from operations	63,662,458	(11,531,645)

From Distributions to Shareholders
Net investment income
Class A	(46,093,982)	(45,803,273)
Class B	(12,466,871)	(9,570,316)
Class E	(2,965,636)	(3,580,246)

Total distributions	(61,526,489)	(58,953,835)

Increase in net assets from capital share transactions	358,803,781	39,042,622

Total increase (decrease) in net assets	360,939,750	(31,442,858)

Net Assets
Beginning of the period	1,318,940,880	1,350,383,738

End of the period	$1,679,880,630	$1,318,940,880

Undistributed Net Investment Income
End of the period	$47,705,528	$60,499,766

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Class A
Sales	30,332,874	$353,242,963	32,176,748	$390,719,708
Reinvestments	4,043,332	46,093,982	3,813,761	45,803,273
Redemptions	(11,228,204)	(132,056,669)	(35,673,810)	(424,028,463)

Net increase	23,148,002	$267,280,276	316,699	$12,494,518

Class B
Sales	12,918,419	$150,972,609	10,004,147	$120,227,070
Reinvestments	1,096,471	12,466,871	799,525	9,570,316
Redemptions	(5,656,824)	(66,099,386)	(7,223,550)	(86,313,042)

Net increase	8,358,066	$97,340,094	3,580,122	$43,484,344

Class E
Sales	606,852	$7,118,191	541,261	$6,580,861
Reinvestments	260,830	2,965,636	298,852	3,580,246
Redemptions	(1,357,550)	(15,900,416)	(2,253,679)	(27,097,347)

Net decrease	(489,868)	$(5,816,589)	(1,413,566)	$(16,936,240)

Increase derived from capital share transactions		$358,803,781		$39,042,622

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data	Class A
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.92	$12.48	$12.30	$12.22	$12.43

Income (Loss) From Investment Operations
Net investment income	0.36 (a)	0.50 (a)	0.57 (a)	0.46	0.19
Net realized and unrealized gain (loss) on investments	0.13	(0.53)	(0.05)	0.03	0.01

Total from investment operations	0.49	(0.03)	0.52	0.49	0.20

Less Distributions
Distributions from net investment income	(0.55)	(0.53)	(0.34)	(0.41)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.24)

Total distributions	(0.55)	(0.53)	(0.34)	(0.41)	(0.41)

Net Asset Value, End of Period	$11.86	$11.92	$12.48	$12.30	$12.22

Total Return (%)	4.33	(0.36)	4.35	4.16	1.72
Ratio of expenses to average net assets before fee waivers (%) (b)	0.52	0.52	0.54	0.58	0.61
Ratio of expenses to average net assets net of fee waivers (%)	0.52	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	3.04	4.12	4.66	4.36	3.00
Portfolio turnover rate (%)	262	436	685	835	964
Net assets, end of period (in millions)	$1,259.02	$989.32	$1,032.05	$886.81	$471.70

	Class B
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.87	$12.43	$12.25	$12.16	$12.38

Income (Loss) From Investment Operations
Net investment income	0.32 (a)	0.46 (a)	0.54 (a)	0.44	0.25
Net realized and unrealized gain (loss) on investments	0.14	(0.52)	(0.05)	0.02	(0.08)

Total from investment operations	0.46	(0.06)	0.49	0.46	0.17

Less Distributions
Distributions from net investment income	(0.52)	(0.50)	(0.31)	(0.37)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.24)

Total distributions	(0.52)	(0.50)	(0.31)	(0.37)	(0.39)

Net Asset Value, End of Period	$11.81	$11.87	$12.43	$12.25	$12.16

Total Return (%)	4.08	(0.53)	4.03	3.91	1.39
Ratio of expenses to average net assets before fee waivers (%) (b)	0.77	0.77	0.79	0.83	0.86
Ratio of expenses to average net assets net of fee waivers (%)	0.77	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	3.87	4.41	4.08	2.76
Portfolio turnover rate (%)	262	436	685	835	964
Net assets, end of period (in millions)	$356.30	$258.92	$226.69	$182.47	$117.26

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data	Class E
	Year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.88	$12.44	$12.26	$12.18	$12.38

Income (Loss) From Investment Operations
Net investment income	0.34 (a)	0.48 (a)	0.55 (a)	0.54	0.34
Net realized and unrealized gain (loss) on investments	0.14	(0.53)	(0.05)	(0.07)	(0.15)

Total from investment operations	0.48	(0.05)	0.50	0.47	0.19

Less Distributions
Distributions from net investment income	(0.54)	(0.51)	(0.32)	(0.39)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.24)

Total distributions	(0.54)	(0.51)	(0.32)	(0.39)	(0.39)

Net Asset Value, End of Period	$11.82	$11.88	$12.44	$12.26	$12.18

Total Return (%)	4.19	(0.43)	4.13	3.97	1.58
Ratio of expenses to average net assets before fee waivers (%) (b)	0.67	0.67	0.69	0.73	0.76
Ratio of expenses to average net assets net of fee waivers (%)	0.67	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.94	3.98	4.51	4.13	2.74
Portfolio turnover rate (%)	262	436	685	835	964
Net assets, end of period (in millions)	$64.56	$70.71	$91.64	$102.22	$117.41

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2009 was $204,241,281 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Portfolio is not required to pay for when-issued securities until delivery date, they may result in a form of leverage. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.

Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to amortization and accretion of debt securities, paydown reclasses, futures transactions, and TIPS adjustments. These adjustments have no impact on net assets or the results of operations.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2009	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,087,807	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period December 1, 2009 to April 30, 2010, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	On amounts over $200 million and under $500 million

Amounts waived for the year ended December 31, 2009 are shown as management fee waivers in the Statement of Operations.

Distribution and Service Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2009 are shown as Distribution and Service fees in the Statement of Operations.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Non-Government	U.S. Government	Non-Government
$3,234,909,914	$66,693,392	$3,339,070,201	$119,053,117

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2009 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	1,033	$912,306
Options written	1,268	593,892
Options closed	(147)	(72,765)
Options expired	(1,644)	(1,174,353)

Options outstanding December 31, 2009	510	$259,080

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2008	0	$0
Options written	3,201	1,475,348
Options closed	(1,267)	(585,944)
Options expired	(1,580)	(687,642)

Options outstanding December 31, 2009	354	$201,762

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

5.	DERIVATIVE INSTRUMENTS

Authoritative accounting guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the target markets or to enhance return. The Portfolio may be subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default. The Portfolio’s outstanding contracts at December 31, 2009, as shown in the Schedule of Investments, are indicative of the Portfolio’s typical activity in these type of contracts throughout the year.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is potentially unlimited.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. When portfolio writes a call option on a security it does not own, it’s exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market. Option activity for the year ended December 31, 2009 is indicated in Note 4 of Notes to Financial Statements.

Disclosures About Derivative Instruments and Hedging Activities:

At December 31, 2009, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives			Liability Derivatives
Risks	Statement of Assets & Liabilities Location	Fair Value		Statement of Assets & Liabilities Location	Fair Value
Interest Rate Contracts	Net Assets—Unrealized appreciation on investments	$1,274,141	*	Net Assets—Unrealized depreciation on investments	$(5,153,097)*
Interest Rate Contracts				Payables—Options Written, at value	(427,106)

Total		$1,274,141			$(5,580,203)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

Transactions in derivative instruments during the year ended December 31, 2009, were as follows:

Location	Interest Rate Contracts
Statement of Operations—Net Realized Gain (Loss)
Futures Contracts	$3,897,770
Options	1,253,934

Total	$5,151,704

Statement of Operations—Net Change in Unrealized Gain (Loss)
Futures Contracts	$(13,295,129)
Options	3,051,333

Total	$(10,243,796)

6.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Securities Lending Prime Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2009 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2009 are footnoted in the Schedule of Investments.

7.	MARKET, CREDIT & COUNTERPARTY RISK

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The Portfolio restricts it’s exposure to credit losses by entering into master agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions to include certain safeguards for derivatives and non-standard settlement trades. The credit risk associated with favorable contracts is reduced by a master netting arrangement to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$61,526,489	$58,953,835	$—	$—	$—	$—	$61,526,489	$58,953,835

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$52,842,900	$—	$(83,438,432)	$—	$(30,595,532)

As of December 31, 2009, the Portfolio had no capital loss carryforwards.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Portfolio may elect to treat net capital losses and net currency losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$—

9.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

10.	SUBSEQUENT EVENT

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Management U.S. Government Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Management U.S. Government Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.
In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

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Metropolitan Series Fund, Inc. Zenith Equity Portfolio Annual Report	December 31, 2009

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve-month period ended December 31, 2009, the Class A shares of the Zenith Equity Portfolio returned 30.41%, compared to its benchmark, the Standard & Poor’s 500 Index 1, which returned 26.46%.

MARKET ENVIRONMENT/CONDITIONS

After contracting sharply in the last half of 2008 and the first half of 2009, the Gross Domestic Product expanded at an annualized rate of 3.9% over the last six months of 2009 as companies began to replenish their inventories. Even with this strong second half, the U.S. economy still shrank 2.4% during 2009, its worst performance since 1946. Some economic indicators (the Consumer Confidence Index and the Purchasing Managers Index for example) showed improvement over the course of the year, but two important economic statistics have remained sluggish: the Unemployment Rate reached 10% during the year and the percentage of mortgages that are more than 90 days delinquent exceeded 24% at the end of December, compared to 16% a year ago, and 8% two years ago. In response to this economic crisis, the U.S. government used a two-prong approach: the Federal Reserve kept the fed funds rate in the 0.00% to 0.25% range (monetary policy) and the government continued their stimulus spending (fiscal policy).

For the full calendar year 2009, stocks returned 26.5% in 2009 as measured by the Standard & Poor’s 500 Index, its best return since 2003. Growth style stocks generally did better than value style stocks across all capitalization ranges. Information Technology, Materials, and Consumer Discretionary were the best performing sectors for the full year, while Energy, Telecomm, and Utilities lagged. However, performance within the Financial Services sector was especially notable for its dramatic rebound: after falling more than 50% early in the year, it was up over 140% from the post crisis low in early March to the end of the year for a full year return of 17.2%. Foreign stocks, as measured by the MSCI EAFE Index2 , returned 31.8% during 2009.

PORTFOLIO REVIEW/CURRENT POSITIONING

At the start of 2009, the Portfolio consisted of the following underlying portfolios of the Metropolitan Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio, and the Capital Guardian U.S. Equity Portfolio. The Portfolio was rebalanced on a quarterly basis to maintain equal weightings among the component Portfolios. On May 1, 2009, the Capital Guardian U.S. Equity Portfolio merged into the Pioneer Fund Portfolio, a portfolio of the Met Investors Series Trust, and the Pioneer Fund Portfolio became a component of the Zenith Equity Portfolio.

The Jennison Growth Portfolio was the biggest contributor to performance. Jennison was helped by its growth style, an overweight in the Information Technology sector, and good stock selection. It held strong performing Amazon.com, Google, Apple, and Research in Motion. The FI Value Leaders Portfolio’s solid stock selection in Health Care (it owned Wyeth, WellPoint, and IMS Health) was not enough to overcome the drag of its value investment style. Consistent with the value style indices, FI Value Leaders held only a small exposure in the Investment Technology sector, which was the best performing sector during the year. For the eight months it was part of the Zenith Equity Portfolio, the Pioneer Fund Portfolio just about matched the return of the S&P 500. It had good stock selection, especially in the Industrial sector. Holding railroad company Norfolk Southern Corporation and avoiding United Parcel Service and General Electric helped its relative performance.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2009 and are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable annuity or insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) AS OF DECEMBER 31, 2009

	1 Year	5 Year	10 Year
Zenith Equity Portfolio	30.41	0.13		–0.90
S&P 500 Index[1]	26.46	0.42		–0.95

1 The Standard & Poor’s (S&P) 500® Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009

Top Holdings

% of Net Assets
Metropolitan Series Fund, Inc. — Jennison Growth Portfolio, (Class A)	33.7
Met Investors Series Trust — Pioneer Fund Portfolio, (Class A)	33.2
Metropolitan Series Fund, Inc. — FI Value Leaders Portfolio, (Class A)	33.1

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable annuity or insurance product or any fees separate accounts may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Zenith Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009

Class A(a)	Actual	0.72%	$1,000.00	$1,236.90	$4.06
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2009

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies— 100.0%
FI Value Leaders Portfolio, (Class A) (a)	1,393,395	$174,954,640
Jennison Growth Portfolio, (Class A) (a)	16,346,236	178,337,431
Pioneer Fund Portfolio, (Class A) (b)	14,333,327	176,013,258

Total Mutual Funds (Identified Cost $612,644,271)		529,305,329

Total Investments— 100.0% (Identified Cost $612,644,271) (c)		529,305,329
Other assets less liabilities		(55,374)

Net Assets— 100.0%		$529,249,955

(a)	A Portfolio of Metropolitan Series Fund, Inc.
(b)	A Portfolio of Met Investors Series Trust.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $623,469,214 and the composition of unrealized appreciation and depreciation of investment securities was $7,138,042 and $(101,301,927), respectively.

VALUATION INPUTS

Various inputs are used in determining the value of the Portfolio’s investments, which are as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to: unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in them. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the inputs used in determining the value the Portfolio’s investments as of December 31, 2009:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$529,305,329	$—	$—	$529,305,329
Total Investments	$529,305,329	$—	$—	$529,305,329

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2009

Assets
Affiliated Investments at value (a)		$529,305,329
Cash		1
Receivable for:
Securities sold		790,981
Fund shares sold		15,976

Total Assets		530,112,287
Liabilities
Payable for:
Fund shares redeemed	$806,956
Accrued expenses:
Deferred directors’ fees	28,939
Other expenses	26,437

Total Liabilities		862,332

Net Assets		$529,249,955

Net assets consists of:
Paid in surplus		$636,498,740
Undistributed net investment income		8,044,316
Accumulated net realized losses		(31,954,159)
Unrealized depreciation on investments		(83,338,942)

Net Assets		$529,249,955

Net Assets
Class A		$529,249,955
Capital Shares (Authorized) Outstanding
Class A (5,000,000)		1,867,182
Net Asset Value, Offering and Redemption Price Per Share
Class A		$283.45

(a)	Identified cost of investments was $612,644,271.

Statement of Operations

For the Year Ended December 31, 2009

Investment Income
Dividends from Underlying Portfolios		$8,467,292

Expenses
Directors’ fees and expenses	$8,886
Custodian and accounting	31,211
Audit and tax services	22,218
Legal	10,786
Miscellaneous	11,846

Total expenses		84,947

Net Investment Income		8,382,345

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments		(16,472,621)
Net change in unrealized appreciation on:
Investments		135,418,977

Net realized and unrealized gain		118,946,356

Net Increase in Net Assets From Operations		$127,328,701

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,382,345	$12,749,971
Net realized gain (loss)	(16,472,621)	73,355,277
Net change in unrealized appreciation (depreciation)	135,418,977	(391,180,914)

Increase (decrease) in net assets from operations	127,328,701	(305,075,666)

From Distributions to Shareholders
Net investment income	(27,074,881)	(18,168,336)
Net realized gain	(66,972,312)	(4,644,866)

Total distributions	(94,047,193)	(22,813,202)

Increase (decrease) in net assets from capital share transactions	40,977,460	(70,097,264)

Total increase (decrease) in net assets	74,258,968	(397,986,132)

Net Assets
Beginning of the period	454,990,987	852,977,119

End of the period	$529,249,955	$454,990,987

Undistributed Net Investment Income
End of the period	$8,044,316	$26,893,197

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2009		Year ended December 31, 2008
	Shares	Value	Shares	Value
Sales	42,840	$10,865,006	144,954	$45,318,219
Reinvestments	449,771	94,047,193	53,615	22,813,202
Redemptions	(251,971)	(63,934,739)	(390,997)	(138,228,685)

Net increase (decrease)	240,640	$40,977,460	(192,428)	$(70,097,264)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

Selected per share data	Year ended December 31,
	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$279.73	$468.93	$448.85		$416.68	$381.97

Income (Loss) From Investment Operations
Net investment income	4.55 (a)	7.34 (a)	2.91	(a)	3.40	2.29
Net realized and unrealized gain (loss) on investments	59.16	(183.50)	20.66		31.01	35.94

Total from investment operations	63.71	(176.16)	23.57		34.41	38.23

Less Distributions
Distributions from net investment income	(17.27)	(10.38)	(3.49)		(2.24)	(3.52)
Distributions from net realized capital gains	(42.72)	(2.66)	0.00		0.00	0.00

Total distributions	(59.99)	(13.04)	(3.49)		(2.24)	(3.52)

Net Asset Value, End of Period	$283.45	$279.73	$468.93		$448.85	$416.68

Total Return (%)	30.41	(38.52)	5.26		8.28	10.15
Ratio of operating expenses to average net assets (%)	0.02 (b)	0.01 (b)	0.01	(b)	0.01 (b)	0.01 (b)
Ratio of net investment income to average net assets (%) (c)	1.80	1.92	0.62		0.72	0.52
Portfolio turnover rate (%)	5	17	11		6	5
Net assets, end of period (in millions)	$529.25	$454.99	$852.98		$937.98	$996.86

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(c)	Recognition of net investment by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2009

1.	ORGANIZATION

Metropolitan Series Fund, Inc. (the “Fund” or “MSF”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) as an investment vehicle for variable life insurance, group annuity or variable annuity products of these Insurance Companies, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean between the last available bid and asked price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Underlying Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments in registered open-end management investment companies are valued at reported net asset value per share.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight and procedures adopted by the Board, the Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available, to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes:

It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to capital loss carryforwards, post October loss deferral and losses deferred due to wash sales. These adjustments have no impact on net assets or the results of operations.

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Deferred Directors Fees:

Each Director who is not currently an active employee of MetLife or its affiliates receives compensation from the Fund for his or her service to the Fund. A deferred compensation plan (the “Plan”) is available to the Directors on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain Portfolios of the Fund or Met Investors Series Trust as designated by the participating Director. Changes in the value of participants’ deferral accounts are reflected as Directors’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred directors’ fees in the Statement of Assets and Liabilities.

4.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, purchases and sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio were $24,395,742 and $64,870,531, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2009 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2008	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2009
FI Value Leaders Portfolio	1,442,626	135,981	185,212	1,393,395
Jennison Growth Portfolio	19,282,892	219,475	3,156,131	16,346,236
Pioneer Fund Portfolio	0	15,428,696	1,095,369	14,333,327

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2009
Capital Guardian U.S. Equity	$(3,707,513)	$0	$3,739,704	$0
FI Value Leaders Portfolio	(7,900,550)	0	4,420,908	$174,954,640
Jennison Growth Portfolio	(4,350,799)	0	306,681	178,337,431
Pioneer Fund Portfolio	(4,729,965)	0	0	176,013,258

6.	INCOME TAX INFORMATION

The tax character of distributions paid for the periods ended December 31, 2009 and 2008 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$27,231,226	$18,168,336	$66,815,967	$4,644,866	$—	$—	$94,047,193	$22,813,202

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2009—(Continued)

As of December 31, 2009, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$8,073,255	$—	$(94,163,885)	$(19,575,090)	$(105,665,720)

As of December 31, 2009, the Asset Allocation Portfolio had capital loss carryforwards of $19,575,090 expiring on December 31, 2017.

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Asset Allocation Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2009, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2010:

Currency	Capital
$—	$(1,554,126)

7.	RECENT ACCOUNTING PRONOUNCEMENT

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2010-06, “Improving Disclosures About Fair Value Measurements”. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. Additionally, the ASU amends disclosures about providing purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The ASU guidance is effective for fiscal years beginning after December 15, 2009, and for interim periods within those fiscal years, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of ASU 2010-06 will have on the Portfolio’s financial statement disclosures.

8.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Portfolio’s financial statements was completed through February 26, 2010, the date the financial statements were issued, and management has determined that there were no subsequent events requiring adjustments or disclosure in the financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Zenith Equity Portfolio, one of the portfolios constituting Metropolitan Series Fund, Inc. (the “Fund”) as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zenith Equity Portfolio of Metropolitan Series Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2010

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers

Interested Directors

Each Director below is an “interested person” as defined by the Investment Company Act of 1940 (the “1940 Act”) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company (“MetLife”) and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC (“MetLife Advisers”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 43	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President, MetLife, Inc. (since 2007); Vice President, MetLife, Group Inc. (2002-2007); Trustee and President, Met Investors Series Trust (“MIST”) (since 2000); President, Chief Executive Officer and Chair of the Board of Managers, MetLife Advisers (since 2006).	84

Arthur G. Typermass Age: 72	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	36

Non-Interested Directors

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 72	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	36

Linda B. Strumpf Age: 62	Director	2000	Chief Investment Officer, Helmsley Charitable Trust; Formerly, Vice President and Chief Investment Officer, Ford Foundation (1982-2009).	36

Michael S. Scott Morton† Age: 72	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, Massachusetts Institute of Technology	36

Nancy Hawthorne Age: 59	Director	2003

Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technology (computer software company)*; formerly, Chairman of the Board of Avid Technology; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Board Member, THL Credit, Inc.*; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.

				36

John T. Ludes Age: 73	Director	2003	President, LFP Properties (consulting firm); formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	36

Dawn M. Vroegop Age: 43	Director	2009	Managing Director, Dresdner RCM Global Investors, Independent Trustee of MIST.	84

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Keith M. Schappert Age: 59	Director	2009	President, Schappert Consulting LLC; Director, The Commonfund; Director, Trilogy Global Advisors; Trustee and Head of Endowment Committee, Berkshire School; Director, The Western Pennsylvania Hospital; formerly, Vice Chairman, OneCapital Management Co.; formerly, Director, Soleil Securities; formerly, Vice Chairman Regional Head of Asset Management, Credit Suisse; formerly, President and CEO of Federated Investment Advisory Cos., Federated Investors; formerly, President, J.P. Morgan Investment Management; formerly, Chairman of the Board, J.P. Morgan Investment Management.	36

Officers

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	38	Senior Vice President	2008

Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers. Formerly, Director and Senior Investment Analyst (2004 to 2007) John Hancock Financial Services. Assistant Vice President (2000 to 2001) Wachovia Securities.

Alan C. Leland	57	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President (since 2003), MetLife, Inc; Vice President, MetLife; Senior Vice President, New England Life Insurance Company (“NELICO”).

Peter H. Duffy	54	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.

Jeffrey P. Halperin	42	Chief Compliance Officer	2005	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), MetLife Advisers.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
†	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund, except Dawn Vroegop and Keith Schappert, formerly served as a Trustee of Metropolitan Series Fund II, which deregistered as an investment company on February 25, 2009.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (36 portfolios), and MIST (48 portfolios).

MSF-15

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals from the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through a subadviser’s responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors, including, in some cases, information regarding (a) the fees charged and (b) the performance records achieved by a subadviser in managing other funds and accounts with investment strategies similar to those of a Portfolio also advised by that subadviser. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies, (viii) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (ix) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (x) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xi) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 21, 2009, the Board, including the Independent Directors, at its November 18-19, 2009 meeting, approved the continuation through December 31, 2010 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Neuberger Berman Genesis Portfolio, formerly the BlackRock Strategic Value Portfolio (the subadvisory agreement for which was continued until January 19, 2010). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the investment program of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio

MSF-16

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance. In considering the investment performance of the FI Mid Cap Opportunities Portfolio and the BlackRock Strategic Value Portfolio, the Directors considered that the FI Mid Cap Opportunities Portfolio was proposed to be merged into the Van Kampen Mid Cap Growth Portfolio, a portfolio of the Met Investors Series Trust, on or about May 3, 2010, and that BlackRock Advisors, LLC, was proposed to be replaced as subadviser to the BlackRock Strategic Value Portfolio by Neuberger Berman Management, LLC on January 19, 2010.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ institution of fee waivers and expense caps and the lower subadvisory fee schedules for the BlackRock Bond Income Portfolio, the FI Mid Cap Opportunities Portfolio, the Jennison Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio proposed at the November 18-19, 2009 meeting and the related advisory fee waivers established by MetLife Advisers to pass some of the benefits of the lower subadvisory fee schedules to the Portfolios.

In considering the continuation of the Agreements related to the BlackRock Money Market Portfolio, the Directors considered the amendments to those Agreements that the Directors approved at their November 18-19, 2009 meeting. In particular, the Directors considered the fact that the amendment to the Subadvisory Agreement for BlackRock Advisors, LLC, would have the effect of lowering the subadvisory fee paid to BlackRock Advisors, LLC. The Directors also considered that the amendment to that Portfolio’s Advisory Agreement, after giving effect to a related fee waiver that MetLife Advisers had proposed, was expected by MetLife Advisers to result in a slight decrease in that Portfolio’s advisory fee based on the Portfolio’s assets on September 30, 2009. The Directors also recognized that, because the reduction in the subadvisory fee paid by MetLife Advisers would not be fully offset by MetLife Advisers’ fee waiver to the Portfolio, the effect of the reduction in the subadvisory fee would be to increase MetLife Advisers’ profitability.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and MetLife Advisers’ affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. With respect to those subadvisers that are not affiliated with MetLife

MSF-17

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

Advisers, the Directors took into account that the subadvisers are compensated by MetLife Advisers rather than by the Portfolios directly, and that the rate of such compensation is determined by arms’ length negotiation between MetLife Advisers and those subadvisers. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Continued Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution and brokerage services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2010, and that the subadvisory agreement with BlackRock Advisers, LLC, relating to the BlackRock Strategic Value Portfolio should be continued through January 19, 2010.

Certain Matters Relating to the Neuberger Berman Genesis Portfolio. At the November 18-19, 2009 Board meeting, the Board approved a change in subadviser for the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio) from BlackRock Advisors, LLC to Neuberger Berman Management, LLC (“Neuberger”) and approved a subadvisory agreement between MetLife Advisers and Neuberger (the “Neuberger Subadvisory Agreement”).

At that meeting, the Board met with representatives from Neuberger and received information regarding Neuberger’s plans for the management of the Neuberger Berman Genesis Portfolio. In making the determination to approve the Neuberger Subadvisory Agreement, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to the Neuberger Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Neuberger as subadviser to funds and accounts with investment strategies substantially similar to those of the Neuberger Berman Genesis Portfolio.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Neuberger Subadvisory Agreement, effective January 19, 2010 through January 19, 2012.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2009 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Item 2.	Code of Ethics.

As of December 31, 2009, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit - Related Fees	Tax Fees	All Other Fees
2008	$990,800	$53,200	$292,000	$0
2009	$940,400	$0	$301,000	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2008 and June 30, 2009 respectively; and (ii) related to reorganizations involving certain portfolios of the Registrant.

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2008	$8,000,000
2009	$7,600,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

	(2)	Certifications required by Rule 30a-2(a) under the Act.

	(3)	Not applicable.

(b)		Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/S/ ELIZABETH M. FORGET
Name:	Elizabeth M. Forget
Title:	President
Date:	March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ELIZABETH M. FORGET
Name:	Elizabeth M. Forget
Title:	President
Date:	March 1, 2010

By:	/S/ PETER H. DUFFY
Name:	Peter H. Duffy
Title:	Treasurer
Date:	March 1, 2010

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act